                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay
                                                              California Tax Free Fund versus Lehman
                                                              Brothers Municipal Bond Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and
                                                              Analysis                                         4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           24

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year -4.24%, 5 Years 3.27%, Since Inception
4.65%

                              [PERFORMANCE GRAPH]

                                                 MAINSTAY CALIFORNIA TAX         LEHMAN BROTHERS
PERIOD END                                              FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
----------                                       -----------------------      ---------------------         ----------------
10/1/91                                                 $  9,550                    $ 10,000                    $ 10,000
12/91                                                      9,748                      10,335                      10,051
12/92                                                     10,516                      11,247                      10,349
12/93                                                     11,852                      12,628                      10,632
12/94                                                     11,273                      11,975                      10,908
12/95                                                     12,984                      14,066                      11,192
12/96                                                     13,430                      14,689                      11,563
12/97                                                     14,491                      16,038                      11,758
12/98                                                     15,263                      17,077                      11,947
12/99                                                     14,227                      16,513                      12,267
6/00                                                      14,889                      17,251                      12,521

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -4.98%, 5 Years 3.65%, Since Inception 5.04% Class C Total Returns: 1 Year -0.98%, 5 Years 3.99%, Since Inception 5.04%

                              [PERFORMANCE GRAPH]

                                                 MAINSTAY CALIFORNIA TAX         LEHMAN BROTHERS
PERIOD END                                              FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
----------                                       -----------------------      ---------------------         ----------------
10/1/91                                                 $ 10,000                    $ 10,000                    $ 10,000
12/91                                                     10,207                      10,335                      10,051
12/92                                                     10,011                      11,247                      10,349
12/93                                                     12,410                      12,628                      10,632
12/94                                                     11,804                      11,975                      10,908
12/95                                                     13,564                      14,066                      11,192
12/96                                                     13,984                      14,689                      11,563
12/97                                                     15,050                      16,038                      11,758
12/98                                                     15,813                      17,077                      11,947
12/99                                                     14,716                      16,513                      12,267
6/00                                                      15,382                      17,251                      12,521

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B share performance includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 10/1/91 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The U.S. economy powered into the new millennium without a hitch. Optimism for the economy's long-term potential was reflected in strong business and consumer spending, sizeable foreign capital flows, and a federal budget surplus. Even so, the Federal Reserve questioned whether the U.S. could continue to maintain a combination of low inflation, low unemployment, and strong economic growth. Higher labor costs and rising asset values posed realistic obstacles to such a scenario.

In response to 5.5% annualized GDP growth in the first quarter of 2000, the Federal Reserve raised the targeted federal funds rate by 0.25% on both February 2 and March 21. As economic growth continued unabated into the second quarter, the Fed tightened interest rates by another 0.50% on May 16. After that, economic data began showing signs of a broad-based slowdown -- with shrinking private-sector payrolls, declining retail sales, and a one-year low in housing starts. Choosing to wait and see whether the slowdown is temporary or sustainable, the Federal Reserve voted to hold interest rates steady at its June meeting.

During the semiannual period, municipal market yields, like those of their taxable counterparts, were volatile and generally tracked the economic data and moves by the Federal Reserve. As in the Treasury market, the long end of the municipal yield curve outperformed. Municipal yields reached their highest levels in more than five years at the end of May, but over the six months, 5-year municipal yields fell 0.06%, 10-year yields rose 0.07%, and 30-year yields declined 0.21%. In June, intermediate maturities started to perform particularly well, as individual investors considered yields on these intermediate-term securities attractive, without the risk of longer-duration bonds.

Higher interest rates continued to dampen refunding volume in the municipal market. New issuance fell to $92 billion in the first six months of the year, a 22% decrease versus the same period in 1999. On the other hand, demand from individuals seemed to vary in tandem with volatility in the equity markets. As the U.S. economy continued to advance at a rapid pace and tax coffers remained healthy, credit quality was solid in the municipal market. The sustained national expansion has resulted in greater economic diversity and increased financial flexibility in many states, including California.

The California economy continued to outpace the rest of the country. Numbers released during the first half of 2000 show that in 1999, personal income in California rose 6.9% and employment growth was 3.3%, the largest gains for the state in more than a decade. The state has increased its diversification across industry sectors and has benefited from improving Asian economies. Thus, we expect California to continue to outperform the rest of the nation.

-------
(1) See footnote and table on page 8 for more information on Lipper Inc.

(2) See footnote on page 3 for more information on the Lehman Brothers Municipal Bond Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR CHART]

PERIOD END                                                                  TOTAL RETURN%
----------                                                                  ------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            15.18
12/96                                                                             3.44
12/97                                                                             7.90
12/98                                                                             5.33
12/99                                                                            -6.79
6/00                                                                              4.65

Past performance is no guarantee of future results. See footnote * on page 8 for more information of performance.

CLASS B AND CLASS C SHARES

                                  [BAR CHART]
PERIOD END                                                                TOTAL RETURN%
----------                                                                ------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            14.91
12/96                                                                             3.10
12/97                                                                             7.63
12/98                                                                             5.07
12/99                                                                            -6.94
6/00                                                                              4.52

Past performance is no guarantee of future results. Class B returns reflect the historical performance of the Class A shares through 12/94. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 8 for more information on performance.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, the MainStay California Tax Free Fund returned 4.65% for Class A shares and 4.52% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 4.95% return of the average Lipper(1) California municipal debt fund but slightly outperformed the 4.48% return of the Lehman Brothers Municipal Bond Index(2) during the semiannual period.

-------
(3) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and, according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PORTFOLIO MANAGEMENT DECISIONS

Value was added to the Fund by maintaining a high-quality portfolio. This, however, was not enough to offset the Fund's overweighted position in long-term bonds and exposure to educational facility bonds, both of which detracted from Fund performance. Strong retail-driven demand for short- to intermediate-term bonds fueled by California's strong economic growth led those maturities to outperform the longer end of the yield curve during the semiannual period. In the case of educational facility bonds, competition from California's state school system kept smaller private schools in the state from meeting their revenue targets. The state schools' programs had become more flexible in meeting the demands of part-time students in terms of hours and satellite campus locations. These concerns caused yield spreads to widen and the private schools' bonds to underperform. We sold the Fund's position in these bonds, which proved beneficial as they continued to perform poorly after the sale.

LOOKING AHEAD

Economic indicators announced late in the semiannual period were a little weaker than earlier reports, including a weaker National Purchasing Manager's report and a cooler labor market, as measured by weekly jobless claims. We believe that the current slowdown in U.S. economic growth is only temporary. Given tight labor markets, we believe that inflation risks have not abated. Thus, while recent weaker economic numbers may allow the Federal Reserve to stay on hold for a couple of months, we are not convinced that it has completed its cycle of interest-rate increases. In our view, the Federal Reserve will likely resume tightening later in the summer.

Given this view, we plan to reduce some of the Fund's exposure to the long end of the yield curve in favor of intermediate maturities. We believe intermediate yields will continue to be attractive, given the government's focus on both short- and long-term securities in its Treasury buyback program. We also believe intermediate-term bonds may benefit as political proposals to use the budget surplus to reduce taxes and increase spending start to emerge--and as retail investors and insurance companies focus their purchases on that portion of the yield curve.

We intend to maintain the high quality of the securities in the Fund's portfolio, as we do not feel the yield differences between securities rated AAA and those rated BBB(3) are adequate to justify taking on the additional credit risk. We also intend to continue avoiding the risks associated with downgrades in the health care sector and the prepayment risk of housing bonds. Rather, we anticipate an emphasis on essential-service revenue bonds, such as those issued to finance transportation, sewers, electric utilities, and education projects. Whatever the

Past performance is
no guarantee of
future results.

markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   The MainStay California Tax Free Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In January 2000, the Fund increased its dividend to more accurately reflect the level of current earnings within the Fund. The increase did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 6/30/00
Class A            0.27%         4.23%       5.20%
Class B            0.02%         3.99%       5.04%
Class C            0.02%         3.99%       5.04%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 6/30/00
Class A            -4.24%        3.27%          4.65%
Class B            -4.98%        3.65%          5.04%
Class C            -0.98%        3.99%          5.04%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                          SINCE INCEPTION
                  1 YEAR      5 YEARS     THROUGH 6/30/00
Class A         93 out of    80 out of         40 out of
                111 funds    85 funds          44 funds
Class B         95 out of    82 out of         77 out of
                111 funds    85 funds          78 funds
Class C         95 out of    n/a               94 out of
                111 funds                     106 funds
Average Lipper
CA municipal
debt fund       1.35%        5.09%            5.84%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

                NAV 6/30/00   INCOME    CAPITAL GAINS
Class A            $9.10      $0.1986      $0.0000
Class B            $9.08      $0.1866      $0.0000
Class C            $9.08      $0.1866      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (10/1/91) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 + Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/1/91 through 6/30/00.

MainStay California Tax Free Fund

                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (93.0%)+

CALIFORNIA (83.5%)
California Educational
 Facilities Authority Revenue
 Pooled College & University
 Projects, Series B
 6.30%, due 4/1/21 (b)..........  $  500,000       $   506,205
 Stanford University, Series N
 5.20%, due 12/1/27 (b).........   1,200,000         1,122,732
California Housing Finance
 Agency
 Single Family Mortgage
 Series D-2
 (zero coupon), due 2/1/29
 (a)............................   3,000,000           480,600
California Infrastructure &
 Economic Development Bank Revenue
 Series A
 5.625%, due 7/1/20.............   1,000,000           994,060
California Pollution Control
 Financing Authority Revenue
 San Diego Gas & Electric
 Series A
 5.90%, due 6/1/14..............     400,000           426,040
California State General
 Obligation
 5.75%, due 12/1/29.............   1,000,000         1,002,670
California State Public Works
 Board Lease Revenue
 Department of Corrections
 State Prisons
 Series A
 5.00%, due 12/1/19.............   1,000,000           934,520
California Statewide Community
 Development Authority
 Partnership
 5.50%, due 8/15/31.............   1,000,000           959,570
Catholic HealthCare West
 6.50%, due 7/1/20..............   1,000,000           993,370
Escondido California
 Union High School District
 (zero coupon), due 11/1/12.....   1,350,000           718,808
Los Angeles California
 Department of Water & Power
 Electric Plant Revenue
 6.375%, due 2/1/20.............   2,000,000         2,082,840
Los Angeles California
 Wastewater Systems Revenue
 Series A
 5.00%, due 6/1/28..............     500,000           449,755
Los Angeles County California
 Transportation Commission
 Sales Tax Revenue
 Series A
 6.00%, due 7/1/23 (d)..........     950,000           999,723

--------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.


                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
CALIFORNIA (CONTINUED)
Oakland California
 General Obligation
 Series C, Measure K
 5.90%, due 12/15/22............  $1,000,000       $ 1,020,170
Pomona California Public
 Financing
 Authority Revenue
 Water Facilities Project
 Series AC
 5.50%, due 5/1/29..............     500,000           487,610
San Diego County Water Authority
 Revenue Partnership, Series A
 4.75%, due 5/1/20..............   1,000,000           884,120
San Francisco California
 City & County Airports
 Commission
 International Airport Revenue
 Second Series, Issue 6
 6.60%, due 5/1/20 (a)(b).......   1,000,000         1,064,530
 Issue 2
 6.75%, due 5/1/20..............     500,000           534,060
San Marino California Unified
 School District, Series B
 5.00%, due 6/1/23..............   1,000,000           918,800
Santa Clara California
 Electric Revenue, Series A
 6.25%, due 7/1/19..............   1,090,000         1,133,447
 Unified School District
 5.50%, due 7/1/25..............   1,000,000           979,390
Santa Monica-Malibu
 Unified School District
 5.25%, due 8/1/17..............   1,000,000           993,820
                                                   -----------
                                                    19,686,840
                                                   -----------

PUERTO RICO (5.2%)
Puerto Rico Commonwealth
 Infrastructure Financing
 Authority
 Series A
 5.00%, due 7/1/13..............     500,000           492,255
Puerto Rico Electric Power
 Authority Revenue, Series U
 6.00%, due 7/1/14..............     705,000           730,641
                                                   -----------
                                                     1,222,896
                                                   -----------

VIRGIN ISLANDS (4.3%)
Virgin Islands Public Finance
 Authority Revenue, Gross Receipts Taxes
 Series A
 6.50%, due 10/1/24.............   1,000,000         1,014,620
                                                   -----------
Total Long-Term Municipal Bonds
 (Cost $22,184,923).............                    21,924,356
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND (4.2%)
Metropolitan Water District
  Southern California Waterworks
  Revenue Authority
  Series C
  4.15%, due 7/1/28 (c).........  $1,000,000       $ 1,000,000
                                                   -----------
Total Short-Term Municipal Bonds
 (Cost $1,000,000)..............                     1,000,000
                                                   -----------
Total Investments
 (Cost $23,184,923) (e).........        97.2%       22,924,356(f)
Cash and Other Assets,
 Less Liabilities...............         2.8           648,751
                                       -----         ---------
Net Assets......................       100.0%      $23,573,107
                                       =====        ==========


                       CONTRACTS         UNREALIZED
                         SHORT        DEPRECIATION (h)
------------------------------------------------------
FUTURES CONTRACTS (0.0%)(g)
Municipal Bond
  September 2000
  (30 Year)..........   (9.0)             $(15,656)
                                          --------
Total Futures
 Contracts
 (Settlement Value
 $845,813)...........                     $(15,656)
                                        ==========

-------
(a) Interest on this security is subject to alternative minimum tax.
(b) Segregated as collateral for futures contracts.
(c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(d) Prerefunding securities-issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At June 30, 2000, net unrealized depreciation was $260,567, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $205,927 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $466,494.
(g) Less than one tenth of a percent.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2000.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $23,184,923)..............................................       $22,924,356
Cash........................................................           216,004
Receivables:
  Investment securities sold................................         2,216,428
  Interest..................................................           339,449
                                                                   -----------
        Total assets........................................        25,696,237
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,966,663
  Shareholder communication.................................            24,603
  Transfer agent............................................             8,951
  MainStay Management.......................................             7,028
  NYLIFE Distributors.......................................             7,024
  Custodian.................................................             6,322
  Variation margin on futures contracts.....................             5,344
  Trustees..................................................               143
Accrued expenses............................................            13,658
Dividend payable............................................            83,394
                                                                   -----------
        Total liabilities...................................         2,123,130
                                                                   -----------
Net assets..................................................       $23,573,107
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    13,639
  Class B...................................................            11,329
  Class C...................................................               969
Additional paid-in capital..................................        25,597,564
Accumulated undistributed net investment income.............            23,145
Accumulated net realized loss on investments................        (1,797,316)
Net unrealized depreciation on investments and futures
  contracts.................................................          (276,223)
                                                                   -----------
Net assets..................................................       $23,573,107
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $12,411,457
                                                                   ===========
Shares of beneficial interest outstanding...................         1,363,878
                                                                   ===========
Net asset value per share outstanding.......................       $      9.10
Maximum sales charge (4.50% of offering price)..............              0.43
                                                                   -----------
Maximum offering price per share outstanding................       $      9.53
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $10,281,836
                                                                   ===========
Shares of beneficial interest outstanding...................         1,132,935
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.08
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   879,814
                                                                   ===========
Shares of beneficial interest outstanding...................            96,947
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.08
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $  694,705
                                                              ----------
Expenses:
  Management................................................      59,142
  Service--Class A..........................................      15,682
  Service--Class B..........................................      12,705
  Service--Class C..........................................       1,184
  Transfer agent............................................      27,036
  Distribution--Class B.....................................      12,705
  Distribution--Class C.....................................       1,185
  Professional..............................................      10,377
  Custodian.................................................       8,728
  Shareholder communication.................................       6,344
  Recordkeeping.............................................       6,000
  Registration..............................................       2,859
  Trustees..................................................         258
  Miscellaneous.............................................       8,865
                                                              ----------
    Total expenses before reimbursement.....................     173,070
Expense reimbursement from Manager..........................     (12,504)
                                                              ----------
    Net expenses............................................     160,566
                                                              ----------
Net investment income.......................................     534,139
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................    (642,231)
  Futures transactions......................................      16,851
                                                              ----------
Net realized loss on investments............................    (625,380)
                                                              ----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   1,191,579
  Futures transactions......................................     (35,094)
                                                              ----------
Net unrealized gain on investments..........................   1,156,485
                                                              ----------
Net realized and unrealized gain on investments.............     531,105
                                                              ----------
Net increase in net assets resulting from operations........  $1,065,244
                                                              ==========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   534,139     $ 1,151,090
  Net realized loss on investments..........................      (625,380)     (1,171,936)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     1,156,485      (1,872,932)
                                                               -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     1,065,244      (1,893,778)
                                                               -----------     -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (278,405)       (669,100)
    Class B.................................................      (213,147)       (466,785)
    Class C.................................................       (19,442)        (17,129)
  From net realized gain on investments:
    Class A.................................................            --         (31,459)
    Class B.................................................            --         (25,724)
    Class C.................................................            --          (2,513)
                                                               -----------     -----------
      Total dividends and distributions to shareholders.....      (510,994)     (1,212,710)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       168,561       2,594,754
    Class B.................................................       383,181       2,819,909
    Class C.................................................            --       1,230,588
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       103,187         374,661
    Class B.................................................        92,293         282,622
    Class C.................................................        15,918          19,069
                                                               -----------     -----------
                                                                   763,140       7,321,603
  Cost of shares redeemed:
    Class A.................................................    (1,201,818)     (7,416,573)
    Class B.................................................    (1,002,691)     (2,225,311)
    Class C.................................................      (202,585)       (155,441)
                                                               -----------     -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (1,643,954)     (2,475,722)
                                                               -----------     -----------
      Net decrease in net assets............................    (1,089,704)     (5,582,210)
NET ASSETS:
Beginning of period.........................................    24,662,811      30,245,021
                                                               -----------     -----------
End of period...............................................   $23,573,107     $24,662,811
                                                               ===========     ===========
Accumulated undistributed net investment income at end of
  period....................................................   $    23,145     $        --
                                                               ===========     ===========

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                ---------------------------------------------------------------------------
                                                Six months
                                                  ended                           Year ended December 31,
                                                 June 30,       -----------------------------------------------------------
                                                  2000+          1999         1998         1997         1996         1995
                                                ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period....       $  8.89        $  9.98      $  9.93      $  9.78      $  9.95      $  9.10
                                                 -------        -------      -------      -------      -------      -------
Net investment income.....................          0.20           0.41         0.44         0.48         0.49         0.50
Net realized and unrealized gain (loss) on
  investments.............................          0.21          (1.07)        0.08         0.27        (0.16)        0.85
                                                 -------        -------      -------      -------      -------      -------
Total from investment operations..........          0.41          (0.66)        0.52         0.75         0.33         1.35
                                                 -------        -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income..............         (0.20)         (0.41)       (0.46)       (0.48)       (0.50)       (0.50)
  From net realized gain on investments...            --          (0.02)       (0.01)       (0.12)          --           --
                                                 -------        -------      -------      -------      -------      -------
Total dividends and distributions.........         (0.20)         (0.43)       (0.47)       (0.60)       (0.50)       (0.50)
                                                 -------        -------      -------      -------      -------      -------
Net asset value at end of period..........       $  9.10        $  8.89      $  9.98      $  9.93      $  9.78      $  9.95
                                                 =======        =======      =======      =======      =======      =======
Total investment return (a)...............          4.65%         (6.79%)       5.33%        7.90%        3.44%       15.18%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................          4.63%++        4.27%        4.42%        4.88%         5.0%         5.3%
    Net expenses..........................          1.24%++        1.24%        1.24%        1.24%        1.24%        1.24%
    Expenses (before reimbursement).......          1.35%++        1.31%        1.40%        1.26%         1.3%         1.4%
Portfolio turnover rate...................            22%           123%         104%         108%          79%         107%
Net assets at end of period (in 000's)....       $12,411        $13,048      $19,204      $18,199      $18,098      $19,825

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                            Class C
    ---------------------------------------------------------   ----------------------------------------
    Six months                                                  Six months                  September 1*
      ended                Year ended December 31,                ended       Year ended      through
     June 30,    --------------------------------------------    June 30,    December 31,   December 31,
      2000+       1999      1998      1997     1996     1995      2000+          1999           1998
    ----------   -------   -------   ------   ------   ------   ----------   ------------   ------------
     $  8.87     $  9.95   $  9.90   $ 9.75   $ 9.91   $ 9.10     $ 8.87        $ 9.95         $ 9.95
     -------     -------   -------   ------   ------   ------     ------        ------         ------
        0.19        0.38      0.42     0.45     0.45     0.52       0.19          0.38           0.13

        0.21       (1.05)     0.07     0.27    (0.16)    0.81       0.21         (1.05)          0.02
     -------     -------   -------   ------   ------   ------     ------        ------         ------
        0.40       (0.67)     0.49     0.72     0.29     1.33       0.40         (0.67)          0.15
     -------     -------   -------   ------   ------   ------     ------        ------         ------

       (0.19)      (0.39)    (0.43)   (0.45)   (0.45)   (0.52)     (0.19)        (0.39)         (0.14)
          --       (0.02)    (0.01)   (0.12)      --       --         --         (0.02)         (0.01)
     -------     -------   -------   ------   ------   ------     ------        ------         ------
       (0.19)      (0.41)    (0.44)   (0.57)   (0.45)   (0.52)     (0.19)        (0.41)         (0.15)
     -------     -------   -------   ------   ------   ------     ------        ------         ------
     $  9.08     $  8.87   $  9.95   $ 9.90   $ 9.75   $ 9.91     $ 9.08        $ 8.87         $ 9.95
     =======     =======   =======   ======   ======   ======     ======        ======         ======
        4.52%      (6.94%)    5.07%    7.63%    3.10%   14.91%      4.52%        (6.94%)         1.51%
        4.38%++     4.02%     4.17%    4.63%     4.7%     5.1%      4.38%++       4.02%          4.17%++
        1.49%++     1.49%     1.49%    1.49%    1.49%    1.49%      1.49%++       1.49%          1.49%++
        1.60%++     1.56%     1.65%    1.51%     1.6%     1.7%      1.60%++       1.56%          1.65%++
          22%        123%      104%     108%      79%     107%        22%          123%           104%
     $10,282     $10,573   $11,040   $7,288   $5,089   $1,963     $  880        $1,042             --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay California Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with preservation of capital.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements unaudited

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options for futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their

MainStay California Tax Free Fund

contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts are accreted when required by federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2000 the Manager earned $59,142 and reimbursed the Fund $12,504.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $242 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemptions of Class B and Class C shares of $6,326 and $1,867, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend

MainStay California Tax Free Fund

disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $27,036.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $2,467,213, which represents 19.9% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $243 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for federal income tax purposes, capital loss carryforwards of $757,283 which have been deferred for federal income tax purposes, were available to the extent provided by the regulations to offset future realized gains through 2007. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund has elected, to the extent provided by the regulations, to treat $395,216 of qualifying capital losses that arose during the prior year (after October 31, 1999) as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $5,124 and $7,467, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 SIX MONTHS ENDED                           YEAR ENDED
                                                  JUNE 30, 2000*                        DECEMBER 31, 1999
                                         ---------------------------------      ----------------------------------
                                         CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                         -------      -------      -------      -------      -------      --------
Shares sold............................     19           43           --(a)       273          290          132
Shares issued in reinvestment of
  dividends and distributions..........     12           10            2           39           30            2
                                          ----         ----          ---         ----         ----          ---
                                            31           53            2          312          320          134
Shares redeemed........................   (134)        (113)         (22)        (769)        (237)         (17)
                                          ----         ----          ---         ----         ----          ---
Net increase (decrease)................   (103)         (60)         (20)        (457)          83          117
                                          ====         ====          ===         ====         ====          ===

-------

 *   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSCT11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    California Tax Free Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Capital
                                                              Appreciation Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
Capital Appreciation Fund
versus S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year 11.23%, 5 Years 22.91%, 10 Years 20.91%

                             [PERFORMANCE GRAPH]

                                                    MAINSTAY CAPITAL
PERIOD END                                          APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)+
----------                                          -----------------            --------------             ----------------
12/89                                                   $  9,450                    $ 10,000                    $ 10,000
12/90                                                      9,839                       9,690                      10,625
12/91                                                     16,565                      12,636                      10,942
12/92                                                     18,387                      13,597                      11,265
12/93                                                     20,964                      14,963                      11,574
12/94                                                     20,644                      15,160                      11,875
12/95                                                     28,032                      20,851                      12,184
12/96                                                     33,403                      25,634                      12,587
12/97                                                     41,453                      34,186                      12,801
12/98                                                     57,721                      43,956                      13,007
12/99                                                     72,092                      53,205                      13,356
6/00                                                      73,165                      52,981                      13,632

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 11.84%, 5 Years 23.34%, 10 Years 21.17% Class C Total Returns: 1 Year 15.84%, 5 Years 23.51%, 10 Years 21.17%

                             [PERFORMANCE GRAPH]

                                                    MAINSTAY CAPITAL
PERIOD END                                          APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)+
----------                                          -----------------            --------------             ----------------
12/89                                                 $ 10,000                     $ 10,000                     $ 10,000
12/90                                                   10,411                        9,690                       10,625
12/91                                                   17,529                       12,636                       10,942
12/92                                                   19,457                       13,597                       11,265
12/93                                                   22,184                       14,963                       11,574
12/94                                                   21,846                       15,160                       11,875
12/95                                                   29,515                       20,851                       12,184
12/96                                                   34,993                       25,634                       12,587
12/97                                                   43,199                       34,186                       12,801
12/98                                                   59,680                       43,956                       13,007
12/99                                                   73,947                       53,205                       13,356
6/00                                                    74,778                       52,981                       13,632

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) See footnote and table on page 8 for more information about Lipper Inc.
(2) See footnote on page 3 for more information about the S&P 500 Index.


Portfolio Management Discussion and Analysis
The stock market's modest declines during the first half of 2000 masked the volatility most investors experienced along the way. Most technology and telecommunications stocks advanced rapidly in the first quarter, peaking in mid-March, only to drop precipitously in April and May and recover strongly in June.

Early in the year, many investors feared that an aggressive Federal Reserve would derail the U.S. economy's extended growth. By the end of the reporting period, however, many observers believed that Fed tightening was starting to wind down. The six interest-rate hikes we've seen since late June 1999 have made definite impressions on the economy--with slower sales, weaker employment growth, and moderating consumer confidence.

Whether the Federal Reserve has successfully orchestrated a "soft landing" for the economy remains to be seen. We will closely monitor second-quarter earnings reports and corporate managers' comments on their companies future prospects as we seek to gauge the velocity of a possible earnings slowdown.

PERFORMANCE REVIEW

For the six-month period ended June 30, 2000, MainStay Capital Appreciation Fund returned 1.49% for Class A shares and 1.12% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 2.98% return of the average Lipper(1) large-cap growth fund but outperformed the -0.42% return of the S&P 500 Index(2) for the first six months of 2000.

The most notable sector in the first half of 2000 was clearly technology, which accounted for some of the Fund's best- and worst-performing stocks. Corning, a fiber-optic manufacturer, benefited from the changing telecommunications infrastructure and was the Fund's best-performing holding, climbing more than 100% through the end of June in an otherwise difficult market. Other strong performers included EMC, First Data, Intel, and Oracle.

Unfortunately, gains in these issues were not enough to offset losses in other technology holdings--including Motorola, due to concerns about slower growth in its cell phone business; Microsoft, which declined precipitously following an antitrust ruling that may break up the company; and Compuware, whose information-technology business remained under pressure. Fortunately, we sold the Fund's position in Compuware at a sizeable gain in the first quarter. The company has since missed its projections several times. The Fund remains overweighted in technology, given the sector's robust earnings outlook, and the performance of the Fund's technology holdings helped it outperform the S&P 500 during the reporting period.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/89                                                                            26.06
12/90                                                                             4.12
12/91                                                                            68.36
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90
6/00                                                                              1.49

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

                                  [BAR GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/89                                                                            26.06
12/90                                                                             4.12
12/91                                                                            68.36
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
6/00                                                                              1.12

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 8 for more information on performance.

A SEARCH FOR SAFE HAVENS

Turbulence in the technology sector led investors to look for safe havens, and in the second quarter of 2000, that meant health care stocks. Pharmaceuticals emerged from the political cloud surrounding Medicare drug coverage and possible price controls, as recent proposals appeared to be less severe. This, combined with the completion of the human genome project, drew attention to the biotech sector. Schering-Plough, Merck, Genentech, and Amgen began the year largely overshadowed by technology-stock advances, but were among the Fund's best-performing holdings during the second quarter.

We increased the Fund's exposure to this group with new purchases of Allergan, Baxter, Bristol-Meyers, and IVAX, all of which contributed positively to the Fund's performance. The Fund's underweighted position in traditional pharmaceutical stocks, however, detracted from performance as drug stocks recorded outstanding advances from early March through the end of June.

OTHER SECTORS

After declining in the first quarter, financial stocks recovered in the second, but gave back most of their gains in June when a few regional banks faced credit-quality issues. A stagnant IPO calendar didn't help brokerage-related stocks such as Goldman Sachs, but if Fed tightening slows or stops, these stocks may be poised for gains. AIG, Providian, and Citigroup recorded market-beating gains in the second quarter and were positive contributors to the Fund's performance. Year-to-date, the group has had a neutral impact on performance.

Consumer cyclical stocks suffered severely from slowing retail sales, moderating employment growth, soaring fuel prices, and higher mortgage rates, causing almost all of the Fund's holdings in this sector to decline sharply. Circuit City and Home Depot were among the worst performers, but may now be selling at a discount. On a brighter note, Kohl's advanced on its successful entry into the New York market. The Fund took some profits in Circuit City, Home Depot, and Kohl's to reduce exposure to this out-of-favor group. We also eliminated the Fund's holdings in Cendant, IMS Health, and Carnival, all of which posed earnings risks. The Fund's overweighted position in this sector detracted from performance for the six-month reporting period.

Among media stocks, Viacom gained 20% in the second quarter, following its merger with CBS, and Time Warner outpaced the market on a pending merger with AOL. Nevertheless, other media stocks suffered as "dot.com fever" gave way to concerns about whether advertising revenues could be sustained. Clear Channel and AMFM declined on radio industry worries. We took some profits in this sector and eliminated the Fund's position in Comcast at a loss for the Fund when cash flow failed to grow at the rates we expected.

PURCHASES AND SALES

New purchases for the Fund during the reporting period included Cypress Semiconductor, Nokia, Tellabs, Enron, Applied Materials, Analog Devices, Household International, Medimmune, and Protein Design Labs. The Fund also purchased a small position in EDS, but later sold it at a loss, after the company surprised the market by missing anticipated earnings.

Significant sales during the first half of 2000 included Global Crossing, Honeywell, Dollar General, Interpublic Group, Johnson & Johnson, America Online, and Cardinal Health.

Past performance is
no guarantee of
future results.


LOOKING AHEAD

Given the strong fundamental growth drivers in place for the economy, we remain optimistic about the outlook for growth equities--although our view remains tempered by the potential for rising interest rates. Even so, we believe that companies that can deliver consistently strong revenue and earnings-per-share growth will remain attractive to investors.

Whatever the markets may bring, the Fund will continue to seek long-term growth of capital. Dividend income, if any, will remain an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/00
    Class A                17.70%      24.31%     21.59%         17.16%
    Class B                16.84%      23.51%     21.17%         16.87%
    Class C                16.84%      23.51%     21.17%         16.87%

   FUND TOTAL RETURNS*

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/00
    Class A                11.23%      22.91%     20.91%         16.69%
    Class B                11.84%      23.34%     21.17%         16.87%
    Class C                15.84%      23.51%     21.17%         16.87%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/00
    Class A              352 out of  128 out of     n/a         111 out of
                         456 funds   194 funds                  183 funds
    Class B              366 out of  143 out of  9 out of        21 out of
                         456 funds   194 funds   63 funds        48 funds
    Class C              366 out of     n/a         n/a         312 out of
                         456 funds                              387 funds
    Average Lipper
    large-cap growth
    fund                   26.43%      25.59%     18.47%       16.38%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

                NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A        $57.97      $0.0000      $0.0000
    Class B        $55.77      $0.0000      $0.0000
    Class C        $55.77      $0.0000      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 + Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99.

MainStay Capital Appreciation Fund

                                 SHARES             VALUE
--------------------------------------------------------------
COMMON STOCKS (98.9%)+

BIOTECHNOLOGY (2.6%)
Genentech, Inc. (a)..........     500,000       $   86,000,000
Protein Design Labs, Inc.
 (a).........................     125,000           20,619,138
                                                --------------
                                                   106,619,138
                                                --------------
BROADCAST/MEDIA (4.0%)
AMFM Inc. (a)................     759,000           52,371,000
Clear Channel Communications,
 Inc. (a)....................     586,800           44,010,000
Fox Entertainment Group, Inc.
 Class A (a).................     455,000           13,820,625
Univision Communications Inc.
 Class A (a).................     205,000           21,217,500
USA Networks, Inc. (a).......   1,450,700           31,371,387
                                                --------------
                                                   162,790,512
                                                --------------

COMMUNICATIONS--EQUIPMENT (12.6%)
Cisco Systems, Inc. (a)......   2,480,100          157,641,356
Corning Inc. ................     735,000          198,358,125
Lucent Technologies Inc. ....     792,300           46,943,775
Nokia OYJ PLC ADR (b)........     757,200           37,812,675
Tellabs, Inc. (a)............   1,096,100           75,014,344
                                                --------------
                                                   515,770,275
                                                --------------

COMPUTER SOFTWARE & SERVICES (6.3%)
First Data Corp. ............     353,200           17,527,550
Microsoft Corp. (a)..........   1,248,900           99,912,000
Oracle Corp. (a).............   1,686,000          141,729,375
                                                --------------
                                                   259,168,925
                                                --------------

COMPUTER SYSTEMS (7.4%)
EMC Corp. (a)................   2,134,800          164,246,175
Sun Microsystems, Inc. (a)...   1,533,000          139,407,187
                                                --------------
                                                   303,653,362
                                                --------------
ELECTRIC POWER COMPANIES (2.7%)
AES Corp. (The) (a)..........   2,422,600          110,531,125
                                                --------------

ELECTRICAL EQUIPMENT (1.8%)
General Electric Co. ........   1,388,100           73,569,300
                                                --------------

ELECTRONICS--SEMICONDUCTORS (11.2%)
Analog Devices, Inc. (a).....     488,600           37,133,600
Applied Materials, Inc.
 (a).........................     434,400           39,367,500
Cypress Semiconductor Corp.
 (a).........................     540,600           22,840,350
Intel Corp. .................   1,172,000          156,681,750
Motorola, Inc. ..............   2,284,800           66,402,000
Texas Instruments Inc. ......   2,007,400          137,883,287
                                                --------------
                                                   460,308,487
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

                                 SHARES             VALUE
--------------------------------------------------------------

ENTERTAINMENT (4.4%)
Time Warner Inc. ............     998,000       $   75,848,000
Viacom Inc. Class B (a)......   1,533,322          104,553,394
                                                --------------
                                                   180,401,394
                                                --------------

FINANCE (2.6%)
Citigroup Inc. ..............   1,781,700          107,347,425
                                                --------------

HEALTH CARE--DRUGS (5.3%)
Andrx Corp. (a)..............     223,500           14,286,545
Celgene Corp. (a)............     380,400           22,396,050
IVAX Corp. (a)...............     498,100           20,671,150
Merck & Co., Inc. ...........   1,123,900           86,118,837
Schering-Plough Corp. .......   1,463,700           73,916,850
                                                --------------
                                                   217,389,432
                                                --------------

HEALTH CARE--MEDICAL PRODUCTS (4.8%)
Baxter International Inc. ...     590,900           41,547,656
Guidant Corp. (a)............     999,300           49,465,350
Medtronic, Inc. .............   1,757,900           87,565,394
PE Corp-PE Biosystems
 Group.......................     298,000           19,630,750
                                                --------------
                                                   198,209,150
                                                --------------

HEALTH CARE--MISCELLANEOUS (3.7%)
Allergan, Inc. ..............     146,500           10,914,250
Amgen Inc. (a)...............   1,077,700           75,708,425
Bristol-Myers Squibb Co. ....     703,100           40,955,575
MedImmune, Inc. (a)..........     324,900           24,042,600
                                                --------------
                                                   151,620,850
                                                --------------

HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co. .......   1,463,100           87,603,113
                                                --------------

INSURANCE (3.2%)
American International Group,
 Inc. .......................     745,885           87,641,488
Marsh & McLennan Cos.,
 Inc. .......................     431,600           45,075,225
                                                --------------
                                                   132,716,713
                                                --------------

INVESTMENT BANK/BROKERAGE (1.0%)
Goldman Sachs Group, Inc.
 (The).......................     410,800           38,974,650
                                                --------------

LEISURE TIME (2.5%)
Harley-Davidson, Inc. .......   2,693,900          103,715,150
                                                --------------

MANUFACTURING (2.9%)
Tyco International Ltd. .....   2,480,634          117,520,036
                                                --------------

NATURAL GAS DISTRIBUTORS & PIPELINES
 (1.5%)
Enron Corp. .................     946,400           61,042,800
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                 SHARES             VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PERSONAL LOANS (2.1%)
Household International,
 Inc. .......................     609,500       $   25,332,344
Providian Financial Corp. ...     652,950           58,765,500
                                                --------------
                                                    84,097,844
                                                --------------

RETAIL (8.7%)
Bed Bath & Beyond Inc. (a)...   1,130,800           40,991,500
Circuit City Stores-Circuit
 City Group..................   1,437,200           47,697,075
CVS Corp. ...................     771,200           30,848,000
Home Depot, Inc. (The).......   1,435,350           71,677,791
Kohl's Corp. (a).............   2,239,700          124,583,312
Staples, Inc. (a)............   2,529,150           38,885,681
                                                --------------
                                                   354,683,359
                                                --------------

SPECIALIZED SERVICES (1.2%)
Omnicom Group Inc. ..........     555,500           49,474,219
                                                --------------

TELECOMMUNICATIONS (2.9%)
Nextel Communications Inc.
 Class A (a).................     436,000           26,677,750
WorldCom, Inc. (a)...........   1,977,420           90,714,142
                                                --------------
                                                   117,391,892
                                                --------------

TELEPHONE (1.4%)
ALLTEL Corp. ................     912,200           56,499,388
                                                --------------
Total Common Stocks
 (Cost $2,302,775,380).......                    4,051,098,539
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
--------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.1%)

COMMERCIAL PAPER (1.1%)
Goldman Sachs Group, Inc.
 (The)
 6.95%, due 7/3/00...........  $14,660,000      $   14,654,338
Prudential Funding Corp.
 6.72%, due 7/3/00...........   4,050,000            4,048,487
 6.76%, due 7/6/00...........  26,155,000           26,130,434
                                                --------------
Total Short-Term Investments
 (Cost $44,833,259)..........                       44,833,259
                                                --------------
Total Investments
 (Cost $2,347,608,639) (c)...       100.0%       4,095,931,798(d)
Liabilities in Excess of
 Cash, and Other Assets......         0.0(e)        (1,362,923)
                                    -----       --------------
Net Assets...................       100.0%      $4,094,568,875
                                    =====       ==============

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At June 30, 2000, net unrealized appreciation was $1,748,323,159, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,797,800,963 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $49,477,804.
(e) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $2,347,608,639)...........................................       $4,095,931,798
Cash........................................................                2,291
Receivables:
  Investment securities sold................................           20,805,302
  Fund shares sold..........................................            2,578,516
  Dividends.................................................            1,151,735
                                                                   --------------
        Total assets........................................        4,120,469,642
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           15,057,848
  Fund shares redeemed......................................            4,555,777
  NYLIFE Distributors.......................................            2,945,019
  MainStay Management.......................................            1,763,351
  Transfer agent............................................            1,078,192
  Trustees..................................................               28,405
  Custodian.................................................               24,824
Accrued expenses............................................              447,351
                                                                   --------------
        Total liabilities...................................           25,900,767
                                                                   --------------
Net assets..................................................       $4,094,568,875
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      104,478
  Class B...................................................              620,243
  Class C ..................................................                5,371
Additional paid-in capital..................................        1,963,405,345
Accumulated net investment loss.............................          (25,340,995)
Accumulated undistributed net realized gain on
  investments...............................................          407,451,274
Net unrealized appreciation on investments..................        1,748,323,159
                                                                   --------------
Net assets..................................................       $4,094,568,875
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  605,685,885
                                                                   ==============
Shares of beneficial interest outstanding...................           10,447,765
                                                                   ==============
Net asset value and offering price per share outstanding....       $        57.97
Maximum sales charge (5.50% of offering price)..............                 3.37
                                                                   --------------
Maximum offering price per share outstanding................       $        61.34
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $3,458,929,363
                                                                   ==============
Shares of beneficial interest outstanding...................           62,024,323
                                                                   ==============
Net asset value and offering price per share outstanding....       $        55.77
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   29,953,627
                                                                   ==============
Shares of beneficial interest outstanding...................              537,119
                                                                   ==============
Net asset value and offering price per share outstanding....       $        55.77
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  6,331,202
  Interest..................................................       956,077
                                                              ------------
    Total income............................................     7,287,279
                                                              ------------
Expenses:
  Management................................................    14,414,582
  Distribution--Class B.....................................    12,723,200
  Distribution--Class C.....................................        99,362
  Service--Class A..........................................       730,876
  Service--Class B..........................................     4,241,067
  Service--Class C..........................................        33,121
  Transfer agent............................................     3,295,664
  Shareholder communication.................................       277,779
  Recordkeeping.............................................       213,463
  Custodian.................................................       180,979
  Professional..............................................       114,925
  Registration..............................................       112,066
  Trustees..................................................        53,313
  Miscellaneous.............................................        99,764
                                                              ------------
    Total expenses before waiver............................    36,590,161
Fees waived by Manager......................................    (3,961,887)
                                                              ------------
    Net expenses............................................    32,628,274
                                                              ------------
Net investment loss.........................................   (25,340,995)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................   143,908,791
Net change in unrealized appreciation on investments........   (66,169,649)
                                                              ------------
Net realized and unrealized gain on investments.............    77,739,142
                                                              ------------
Net increase in net assets resulting from operations........  $ 52,398,147
                                                              ============

-------
(a)  Dividends recorded net of foreign withholding taxes of $21,766.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2000*        1999
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $ (25,340,995)   $  (38,752,546)
  Net realized gain on investments..........................    143,908,791       502,721,524
  Net change in unrealized appreciation on investments......    (66,169,649)      327,050,222
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     52,398,147       791,019,200
                                                              --------------   --------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --       (33,915,675)
    Class B.................................................             --      (215,135,762)
    Class C.................................................             --        (1,404,342)
                                                              --------------   --------------
      Total distributions to shareholders...................             --      (250,455,779)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    350,670,797       899,579,615
    Class B.................................................    325,179,511       712,233,735
    Class C.................................................      8,953,416        20,574,280
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --        30,937,086
    Class B.................................................             --       209,660,459
    Class C.................................................             --           983,032
                                                              --------------   --------------
                                                                684,803,724     1,873,968,207
  Cost of shares redeemed:
    Class A.................................................   (345,532,161)     (813,609,261)
    Class B.................................................   (391,764,789)     (650,816,257)
    Class C.................................................     (2,693,399)       (2,209,178)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (55,186,625)      407,333,511
                                                              --------------   --------------
      Net increase (decrease) in net assets.................     (2,788,478)      947,896,932
NET ASSETS:
Beginning of period.........................................  4,097,357,353     3,149,460,421
                                                              --------------   --------------
End of period...............................................  $4,094,568,875   $4,097,357,353
                                                              ==============   ==============
Accumulated net investment loss at end of period............  $ (25,340,995)   $           --
                                                              ==============   ==============

-------
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                Class A
                                                    ----------------------------------------------------------------
                                                    Six months
                                                      ended                    Year ended December 31,
                                                     June 30,    ---------------------------------------------------
                                                      2000+        1999       1998       1997       1996      1995
                                                    ----------   --------   --------   --------   --------   -------
Net asset value at beginning of period...........    $  57.12    $  48.74   $  36.60   $  30.56   $  25.90   $ 19.11
                                                     --------    --------   --------   --------   --------   -------
Net investment income (loss) (a).................       (0.18)      (0.24)     (0.14)     (0.16)     (0.08)     0.03
Net realized and unrealized gain on
  investments....................................        1.03       12.22      14.42       7.48       5.05      6.81
                                                     --------    --------   --------   --------   --------   -------
Total from investment operations.................        0.85       11.98      14.28       7.32       4.97      6.84
                                                     --------    --------   --------   --------   --------   -------
Less distributions:
  From net realized gain on investments..........          --       (3.60)     (2.14)     (1.28)     (0.31)    (0.05)
                                                     --------    --------   --------   --------   --------   -------
Net asset value at end of period.................    $  57.97    $  57.12   $  48.74   $  36.60   $  30.56   $ 25.90
                                                     ========    ========   ========   ========   ========   =======
Total investment return (b)......................        1.49%      24.90%     39.24%     24.10%     19.16%    35.79%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).................       (0.63%)++    (0.47%)    (0.34%)    (0.48%)     (0.3%)     0.2%
    Expenses.....................................        1.19%++     1.19%      1.23%      1.09%       1.1%      1.1%
    Net Expenses (after waiver)..................        0.99%++     1.00%      1.04%      1.09%       1.1%      1.1%
Portfolio turnover rate..........................          25%         41%        29%        35%        16%       29%
Net assets at end of period (in 000's)...........    $605,686    $587,633   $394,848   $216,292   $126,958   $44,434

-------
 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Class B                                                     Class C
    -------------------------------------------------------------------------   -----------------------------------------
    Six months                                                                  Six months                  September 1*
      ended                        Year ended December 31,                        ended       Year ended       through
     June 30,    ------------------------------------------------------------    June 30,    December 31,   December 31,
      2000+         1999         1998         1997         1996        1995       2000+          1999           1998
    ----------   ----------   ----------   ----------   ----------   --------   ----------   ------------   -------------
    $   55.15    $    47.54   $    36.02   $    30.25   $    25.77   $  19.11    $ 55.15       $ 47.54         $36.15
    ----------   ----------   ----------   ----------   ----------   --------    -------       -------         ------
        (0.37)        (0.61)       (0.45)       (0.34)       (0.22)     (0.08)     (0.37)        (0.61)         (0.10)

         0.99         11.82        14.11         7.39         5.01       6.79       0.99         11.82          13.63
    ----------   ----------   ----------   ----------   ----------   --------    -------       -------         ------
         0.62         11.21        13.66         7.05         4.79       6.71       0.62         11.21          13.53
    ----------   ----------   ----------   ----------   ----------   --------    -------       -------         ------

           --         (3.60)       (2.14)       (1.28)       (0.31)     (0.05)        --         (3.60)         (2.14)
    ----------   ----------   ----------   ----------   ----------   --------    -------       -------         ------
    $   55.77    $    55.15   $    47.54   $    36.02   $    30.25   $  25.77    $ 55.77       $ 55.15         $47.54
    ==========   ==========   ==========   ==========   ==========   ========    =======       =======         ======
         1.12%        23.90%       38.15%       23.45%       18.56%     35.11%      1.12%        23.90%         37.66%


        (1.38%)++      (1.22%)      (1.09%)      (1.00%)       (0.8%)     (0.4%)    (1.38%)++     (1.22%)       (1.09%)++
         1.94%++       1.94%        1.98%        1.61%         1.6%       1.7%      1.94%++       1.94%          1.98%++
         1.74%++       1.75%        1.79%        1.61%         1.6%       1.7%      1.74%++       1.75%          1.79%++
           25%           41%          29%          35%          16%        29%        25%           41%            29%
    $3,458,929   $3,486,486   $2,753,012   $1,869,664   $1,342,578   $856,221    $29,954       $23,238         $1,600

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

Notes to Financial Statements unaudited

appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses

MainStay Capital Appreciation Fund

can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. The Manager has voluntarily established fee breakpoints, which may be discontinued at any time, of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 2000 the Manager earned $14,414,582 and waived $3,961,887 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established fee breakpoints, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $21,600 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7,061, $1,963,673 and $12,892, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $3,295,664.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $41,295 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $213,463 for the six months ended June 30, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $983,648 and $1,028,177, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the

MainStay Capital Appreciation Fund

average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2000*               DECEMBER 31, 1999
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................   6,196     5,982      165      17,460    14,271     412
Shares issued in reinvestment of
  distributions.............................      --        --       --         564     3,960      18
                                              ------    ------      ---     -------   -------     ---
                                               6,196     5,982      165      18,024    18,231     430
Shares redeemed.............................  (6,036)   (7,179)     (49)    (15,836)  (12,923)    (43)
                                              ------    ------      ---     -------   -------     ---
Net increase (decrease).....................     160    (1,197)     116       2,188     5,308     387
                                              ======    ======      ===     =======   =======     ===

-------
* Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSCA11-08/00

[RECYCLE LOGO]

                                                    [THE MAINSTAY(R) FUNDS LOGO]

    MainStay(R)
    Capital Appreciation Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Convertible Fund
                                                              versus Credit Suisse First Boston Convertible
                                                              Securities Index and Inflation--Class A,
                                                              Class B, and Class C Shares                      4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000


                                                                               3
                                                                               -

$10,000 Invested in MainStay
Convertible Fund versus Credit Suisse
First Boston Convertible Securities
Index and Inflation

CLASS A SHARES Total Returns: 1 Year 23.36%, 5 Years 13.59%, 10 Years 15.37%

                            [PERFORMANCE LINE GRAPH]

                                                                           CREDIT SUISSE FIRST BOSTON
                                                 MAINSTAY CONVERTIBLE        CONVERTIBLE SECURITIES
PERIOD END                                               FUND                        INDEX*                 INFLATION (CPI)+
----------                                       --------------------      --------------------------       ----------------
12/89                                                $ 9,450.00                   $10,000.00                  $10,000.00
12/90                                                  8,817.00                     9,313.00                   10,625.00
12/91                                                 13,091.00                    12,026.00                   10,942.00
12/92                                                 14,807.00                    14,141.00                   11,265.00
12/93                                                 18,429.00                    16,766.00                   11,574.00
12/94                                                 18,182.00                    15,974.00                   11,875.00
12/95                                                 22,495.00                    19,679.00                   12,184.00
12/96                                                 25,223.00                    22,023.00                   12,587.00
12/97                                                 28,089.00                    25,690.00                   12,801.00
12/98                                                 28,435.00                    28,685.00                   13,007.00
12/99                                                 38,077.00                    38,297.00                   13,356.00
6/00                                                  41,861.00                    39,664.00                   13,632.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 24.49%, 5 Years 13.87%, 10 Years 15.60% Class C Total Returns: 1 Year 28.49%, 5 Years 14.11%, 10 Years 15.60%

                            [PERFORMANCE LINE GRAPH]

                                                                           CREDIT SUISSE FIRST BOSTON
                                                 MAINSTAY CONVERTIBLE        CONVERTIBLE SECURITIES
PERIOD END                                               FUND                        INDEX*                 INFLATION (CPI)+
----------                                       --------------------      --------------------------       ----------------
12/89                                                $10,000.00                   $10,000.00                   $10,000.00
12/90                                                  9,330.00                     9,313.00                    10,625.00
12/91                                                 13,853.00                    12,026.00                    10,942.00
12/92                                                 15,668.00                    14,141.00                    11,265.00
12/93                                                 19,502.00                    16,766.00                    11,574.00
12/94                                                 19,241.00                    15,974.00                    11,875.00
12/95                                                 23,671.00                    19,679.00                    12,184.00
12/96                                                 26,367.00                    22,023.00                    12,587.00
12/97                                                 29,181.00                    25,690.00                    12,801.00
12/98                                                 29,334.00                    28,685.00                    13,007.00
12/99                                                 38,985.00                    38,297.00                    13,356.00
6/00                                                  42,704.00                    39,664.00                    13,632.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Credit Suisse First Boston Convertible Securities Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P and have an issue size of greater than $100 million. Total returns reflect the reinvestment of all income and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------


(1) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. You cannot invest directly in an index.

(2) See footnote and table on page 9 for more information about Lipper Inc.

(3) See footnote on page 4 for more information about the Credit Suisse First Boston Convertible Securities Index.

Portfolio Management Discussion and Analysis
During the first half of 2000, three distinct market trends emerged. First, from the beginning of the year until mid-March, the NASDAQ(1) continued a surge that began in October 1999. Valuations for speculative issues rose to excessive levels while many companies outside the technology arena lagged. Next, ongoing tightening by the Federal Reserve burst the valuation bubble and the NASDAQ declined from mid-March until about Memorial Day. Finally, with signs that the economy was slowing, many investors concluded that the Federal Reserve tightening was nearing an end. This led to the third market phase, in which the market rose again.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Convertible Fund returned 9.94% for Class A shares and 9.54% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 6.30% return of the average Lipper(2) convertible securities fund and the 3.57% return of the Credit Suisse First Boston Convertible Securities Index.(3)

Consistent application of the Fund's investment disciplines was largely responsible for its outperformance during the reporting period.

STRONG PERFORMERS

Two companies that helped performance were Amdocs and Calpine. Amdocs provides billing software for telephone companies, to help them with more complex products and billing arrangements. With the growth of new telephone Internet services, Amdoc's comprehensive solutions to software upgrade needs helped the convertible rise 96% during the first half of 2000. Calpine, an independent power producer, is taking advantage of electric utility deregulation to build low-cost power plants in areas with substantial power needs. The value of Calpine's services has been demonstrated by the number of power outages in the last few years--leading the value of the company's stock to increase by 105% during the semiannual reporting period.

Our decision to overweight the Fund in energy and oil service companies also contributed to its positive performance. It has been our ongoing belief that a potential natural gas shortage, combined with high oil prices, would lead to increased oil and gas drilling--and recently, BP Amoco announced increases in its drilling budget. Oil and gas companies that paid insufficient attention to exploration and production over the last few years are now playing "catch up." After the Asian financial crisis, global economic growth slowed and demand for


                                                                               5
                                                                               -

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                            [PERFORMANCE BAR GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/89                                                                             6.74%
12/90                                                                            -6.70
12/91                                                                            48.47
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23
12/99                                                                            33.91
6/00                                                                              9.94

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods through 12/94. See footnote * on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

                            [PERFORMANCE BAR GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/89                                                                             6.74%
12/90                                                                            -6.70
12/91                                                                            48.47
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53
12/99                                                                            32.90
6/00                                                                              9.54

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods through 8/98. See footnote * on page 9 for more information on performance.

oil faltered. Now that the world economy is well on the road to recovery, oil and gas are in short supply--a dynamic that bodes well for drilling and oil service companies.

Part of the Fund's outperformance can be explained more by what the Fund did not own, rather than what the Fund did own. Several companies issued convertibles early in the year when their stocks were at speculative highs. As the market subsequently declined, many of these issues followed their underlying stocks to considerably lower valuations. The Fund's outperformance was largely due to our decision to pass on these deals.

STRATEGIC BUYING OPPORTUNITIES

Throughout the first six months of 2000, much of the Fund's success came from seeking opportunities amid market volatility. As just one example, working with our high-yield group we purchased a convertible bond issued by Efficient Networks. The company supplies customer-premise equipment for DSL services, which provide a way for small businesses and individuals to enjoy high-speed Internet access. The stock reached extraordinarily high valuations early in the year and corrected significantly in March and April. We took advantage of the correction to buy the bonds several times throughout the period at prices ranging from $66 to $75, with a yield of 15%. Buying Efficient Networks bonds at these prices greatly limited the Fund's downside risk while providing exposure to a company that was well positioned to take advantage of the strong DSL market. Since we purchased the bonds for the Fund, their price has risen about 14%.

WEAKER PERFORMERS

Despite the Fund's strong performance, not all of its securities were winners during the first half of the year. Two of the Fund's most disappointing holdings were Rhythms NetConnections and Network Plus. Rhythms is a DSL provider. Unfortunately, some of the company's competitors announced disappointing results and Rhythms' stock declined in sympathy. While progress in adding subscribers has been slower than anticipated, we believe the problem lies in the Regional Bell Operating Companies' slow provisioning of customers rather than lack of demand. For this reason, the Fund continues to hold its position.

Network Plus is a phone company focusing on the Northeast. In the midst of a weak stock market, the company announced that expenses would be higher than expected, causing the stock to decline precipitously. Given the company's powerful sales force, strong customer service operation, and efficient billing systems, we believe Network Plus may be an excellent takeover target-- particularly in a field littered with companies that have good network assets, but poor sales and weak back-office operations. Since missing estimates has been common in the industry over the last year, rather than being discouraged, we have added to the Fund's position in Network Plus.

LOOKING AHEAD

We will continue to seek opportune times to purchase securities we believe have attractive risk/reward profiles. We will also take profits when we believe valuations and fundamentals make such action advisable.

The convertible market continues to offer exposure to sectors of the market that have strong growth prospects--primarily technology and telecom. Yet many convertible securities are backed by strong cash flow or other fundamental strengths, which we believe may offer a measure of protection in declining markets and may help mute the price volatility we expect in the months ahead.


                                                                               7
                                                                               -

Past performance is no guarantee of future results.

Whatever the markets may bring, the Fund will continue to seek capital appreciation together with current income.

Edmund C. Spelman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to great price volatility.

Returns and Lipper Rankings as of 6/30/00
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/00
Class A            30.54%      14.88%      16.03%         11.69%
Class B            29.49%      14.11%      15.60%         11.40%
Class C            29.49%      14.11%      15.60%         11.40%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                     SINCE INCEPTION
                 1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/00
Class A            23.36%      13.59%       15.37%         11.24%
Class B            24.49%      13.87%       15.60%         11.40%
Class C            28.49%      14.11%       15.60%         11.40%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                             SINCE INCEPTION
                   1 YEAR        5 YEARS        10 YEARS     THROUGH 6/30/00
Class A         26 out of      18 out of      n/a              14 out of
                64 funds       34 funds                        29 funds
Class B         28 out of      22 out of      6 out of          3 out of
                64 funds       34 funds       17 funds          7 funds
Class C         28 out of      n/a            n/a              24 out of
                64 funds                                       56 funds
Average Lipper
convertible
securities      25.73%         16.24%         13.61%           9.99%
fund

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

         NAV 6/30/00    INCOME    CAPITAL GAINS
Class A     $15.72      $0.2535      $0.0000
Class B     $15.72      $0.1959      $0.0000
Class C     $15.72      $0.1959      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/00.


                                                                               9
                                                                               -

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
--------------------------------------------------------------
CONVERTIBLE SECURITIES (72.0%)+
CONVERTIBLE BONDS (41.2%)

ADVERTISING & MARKETING SERVICES (1.1%)
Getty Images, Inc.
 5.00%, due 3/15/07 (c)........  $1,500,000       $  1,241,250
Lamar Advertising Co.
 5.25%, due 9/15/06............   6,500,000          7,239,375
                                                  ------------
                                                     8,480,625
                                                  ------------
AUTO PARTS & EQUIPMENT (0.6%)
MascoTech, Inc.
 4.50%, due 12/15/03...........   3,700,000          2,775,000
Tower Automotive, Inc.
 5.00%, due 8/1/04.............   2,000,000          1,545,000
                                                  ------------
                                                     4,320,000
                                                  ------------
BANKS (1.8%)
European Bank for
 Reconstruction &
 Development
 0.75%, due 7/2/01 (d).........   6,590,000          6,935,975
Mitsubishi Bank Limited
 International Finance
 (Bermuda) Trust
 3.00%, due 11/30/02...........   6,850,000          7,081,187
                                                  ------------
                                                    14,017,162
                                                  ------------
BIOTECHNOLOGY (0.7%)
Centocor, Inc.
 4.75%, due 2/15/05............   4,000,000          5,415,000
                                                  ------------

BROADCAST/MEDIA (1.2%)
Clear Channel Communications,
 Inc.
 1.50%, due 12/1/02............   5,000,000          4,900,000
News America Holdings, Inc.
 (zero coupon), due 3/11/13
 (e)...........................   3,900,000          4,321,707
                                                  ------------
                                                     9,221,707
                                                  ------------
CHEMICALS (0.5%)
Aventis S.A.
 3.25%, due 10/22/03 (d).......  E3,831,300          3,754,504
                                                  ------------
COMMUNICATIONS--EQUIPMENT (2.9%)
Anixter International, Inc.
 (zero coupon), due 6/28/20.... $17,500,000          4,550,000
Aspect Communications Corp.
 (zero coupon), due 8/10/18....  18,400,000          7,544,000
Comverse Technology, Inc.
 4.50%, due 7/1/05.............   1,195,000          5,208,706
Tekelec, Inc.
 3.25%, due 11/2/04............   1,825,000          5,021,031
                                                  ------------
                                                    22,323,737
                                                  ------------
COMPUTER SOFTWARE & SERVICES (5.2%)
America Online, Inc.
 (zero coupon), due 12/6/19....   8,000,000          4,050,000
Applied Magnetics Corp.
 7.00%, due 3/15/06 (f)........   4,805,000             12,013

----------
+  Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                   AMOUNT            VALUE
--------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
BEA Systems, Inc.
 4.00%, due 12/15/06...........  $1,000,000       $  1,570,000
 4.00%, due 12/15/06 (c).......   2,000,000          3,140,000
i2 Technologies, Inc.
 5.25%, due 12/15/06...........   1,500,000          2,313,750
Mercury Interactive Corp.
 4.75%, due 7/1/07 (c).........   5,000,000          5,393,750
Network Associates, Inc.
 (zero coupon), due 2/13/18....  26,000,000          9,262,500
Rational Software Corp.
 5.00%, due 2/1/07 (c).........   7,000,000         10,246,250
Veritas Software Corp.
 1.856%, due 8/13/06...........   1,100,000          3,460,875
                                                  ------------
                                                    39,449,138
                                                  ------------
ELECTRICAL EQUIPMENT (1.3%)
ASE Test Ltd.
 1.00%, due 7/1/04 (c).........   6,500,000          8,263,125
 1.00%, due 7/1/04 (d).........   1,250,000          1,589,063
                                                  ------------
                                                     9,852,188
                                                  ------------
ELECTRONICS--COMPONENTS (2.3%)
Atmel Corp.
 (zero coupon), due 4/21/18
Burr-Brown Corp.
 4.25%, due 2/15/07 (c)........   1,500,000          2,523,750
Cypress Semiconductor Corp.
 4.00%, due 2/1/05.............   3,900,000          4,528,875
SCI Systems, Inc.
 3.00%, due 3/15/07............  10,000,000          9,800,000
Vitese Semiconductor Corp.
 4.00%, due 3/15/05 (c)........   1,000,000            927,500
                                                  ------------
                                                    17,780,125
                                                  ------------
ELECTRONICS--INSTRUMENTATION (1.0%)
STMicroelectronics N.V.
 Series DTC
 (zero coupon), due 9/22/09
 (e)...........................   1,100,000          1,898,875
Thermo Instrument Systems, Inc.
 Series RG
 4.00%, due 1/15/05............   6,750,000          5,830,312
                                                  ------------
                                                     7,729,187
                                                  ------------
ELECTRONICS--SEMICONDUCTORS (7.3%)
Adaptec, Inc.
 4.75%, due 2/1/04.............   3,900,000          3,290,625
Advanced Energy Industries,
 Inc.
 5.25%, due 11/15/06...........   4,120,000          5,587,750
Amkor Technology, Inc.
 5.00%, due 3/15/07 (c)........   7,750,000          7,062,187
Cymer, Inc.
 3.50%, due 8/6/04
 7.25%, beginning 8/5/00.......   3,500,000          3,941,875
Integrated Process Equipment
 Corp.
 6.25%, due 9/15/04............   2,300,000          1,819,875
Kulicke & Soffa Industries,
 Inc.
 4.75%, due 12/15/06...........   3,300,000          4,789,125
Lam Research Corp.
 5.00%, due 9/1/02.............   3,560,000          4,943,950
Lattice Semiconductor Corp.
 4.75%, due 11/1/06............   2,830,000          5,118,762
LSI Logic Corp.
 4.00%, due 2/15/05............   1,500,000          1,584,375

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


10
-

Portfolio of Investments June 30, 2000 unaudited


                                  PRINCIPAL
                                   AMOUNT            VALUE
--------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

ELECTRONICS--SEMICONDUCTORS (CONTINUED)
Photronics, Inc.
 6.00%, due 6/1/04.............  $7,850,000       $  8,949,000
S3, Incorporated
 5.75%, due 10/1/03............   5,665,000          5,452,562
Semtech Corp.
 4.50%, due 2/1/07 (c).........   2,800,000          3,059,000
                                                  ------------
                                                    55,599,086
                                                  ------------
EMPLOYMENT SERVICES (0.1%)
Personnel Group of America,
 Inc.
 5.75%, due 7/1/04.............   2,000,000            842,500
                                                  ------------

FINANCE (0.2%)
Belgelec Finance S.A.
 1.50%, due 8/4/04.............  E1,173,480          1,235,473
                                                  ------------

FINANCIAL--MISCELLANEOUS (1.2%)
Morgan Stanley Dean Witter &
 Co.
 (zero coupon), due 8/17/05....  $7,000,000          6,752,550
Texaco Capital, Inc.
 3.50%, due 8/5/04 (d).........   2,550,000          2,507,288
                                                  ------------
                                                     9,259,838
                                                  ------------
GOLD & PRECIOUS METAL MINING (0.5%)
Coeur d'Alene Mines Corp.
 7.25%, due 10/31/05...........   8,150,000          3,708,250
                                                  ------------

HEALTH CARE--DRUGS (0.9%)
CV Therapeutics, Inc.
 4.75%, due 3/7/07 (c).........   2,000,000          2,442,500
Roche Holdings AG
 (zero coupon), due 1/19/15
 (d)(e)........................   4,500,000          4,162,500
                                                  ------------
                                                     6,605,000
                                                  ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.5%)
Universal Health Services, Inc.
 0.426%, due 6/23/20...........   7,500,000          3,515,625
                                                  ------------

HEALTH CARE--MEDICAL PRODUCTS (0.4%)
Elan Finance Corp. Ltd.
 (zero coupon), due 12/14/18
 (e)(g)........................   4,000,000          2,940,000
                                                  ------------

INTERNET SOFTWARE & SERVICES (1.7%)
Internet Capital Group, Inc.
 5.50%, due 12/21/04...........   5,000,000          3,268,750
Juniper Networks, Inc.
 4.75%, due 3/15/07............   6,000,000          6,660,000
USinternetworking, Inc.
 7.00%, due 11/1/04............   2,000,000          2,810,000
                                                  ------------
                                                    12,738,750
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
--------------------------------------------------------------
INVESTMENT BANK/BROKERAGE (1.7%)
Lehman Brothers Holdings, Inc.
 0.25%, due 7/8/03.............  $6,500,000       $  6,532,500
Merrill Lynch & Co., Inc.
 0.25%, due 5/10/06............   3,600,000          3,784,500
 1.00%, due 7/20/06............   4,000,000          3,030,000
                                                  ------------
                                                    13,347,000
                                                  ------------
MANUFACTURING--DIVERSIFIED (0.5%)
Mark IV Industries, Inc.
 4.75%, due 11/1/04............   4,500,000          4,179,375
                                                  ------------

OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Devon Energy Corp.
 4.95%, due 8/15/08............   3,910,000          3,729,163
                                                  ------------

PAPER & FOREST PRODUCTS (0.3%)
Thermo Fibertek, Inc.
 4.50%, due 7/15/04 (c)........   3,000,000          2,535,000
                                                  ------------

POLLUTION CONTROL (0.4%)
Waste Management, Inc.
 4.00%, due 2/1/02.............   3,000,000          2,808,750
                                                  ------------

REAL ESTATE--INVESTMENT MANAGEMENT (0.7%)
Macerich Co. (The)
 7.25%, due 12/15/02 (c).......   2,591,000          2,312,468
 Series BREG
 7.25%, due 12/15/02 (d).......   2,340,000          2,088,450
New World Capital Finance
 3.00%, due 6/9/04 (d).........   1,000,000            895,000
                                                  ------------
                                                     5,295,918
                                                  ------------
RETAIL STORES--SPECIALTY (0.2%)
Office Depot, Inc.
 (zero coupon), due 11/1/08
 (e)...........................   2,250,000          1,597,500
                                                  ------------

SPECIALIZED SERVICES (0.6%)
CUC International, Inc.
 3.00%, due 2/15/02............   5,350,000          4,868,500
                                                  ------------

SPECIALTY PRINTING (0.6%)
World Color Press, Inc.
 6.00%, due 10/1/07............   4,050,000          4,333,500
                                                  ------------

TELECOMMUNICATIONS (2.6%)
Allied Riser Communications
 Corp.
 7.50%, due 6/15/07 (c)........   7,200,000          7,236,000
Efficient Networks, Inc.
 5.00%, due 3/15/05 (c)........   9,750,000          7,312,500
ITC/DeltaCom, Inc.
 4.50%, due 5/15/06............   5,500,000          5,568,750
                                                  ------------
                                                    20,117,250
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              11
                                                                               -

MainStay Convertible Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
--------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

TELECOMMUNICATIONS--LONG DISTANCE (0.9%)
Nextel Communications, Inc.
 5.25%, due 1/15/10............  $6,700,000       $  6,767,000
                                                  ------------
TELEPHONE (0.8%)
Bell Atlantic Financial
 Services, Inc.
 4.25%, due 9/15/05 (c)........   3,525,000          4,573,688
Corecomm Ltd.
 6.00%, due 10/1/06............   1,500,000          1,376,250
                                                  ------------
                                                     5,949,938
                                                  ------------
Total Convertible Bonds
 (Cost $308,940,664)...........                    314,316,789
                                                  ------------
                                   SHARES
                                 -----------
CONVERTIBLE PREFERRED STOCKS (30.8%)

AEROSPACE/DEFENSE (1.6%)
Titan Capital Trust
 5.75% (c).....................     217,500         11,989,687
                                                  ------------

AUTO PARTS & EQUIPMENT (0.5%)
Tower Automotive Capital Trust
 6.75%.........................     116,000          3,654,000
                                                  ------------

BANKS--REGIONAL (0.9%)
National Australia Bank Ltd.
 7.875% (h)....................     250,000          7,078,125
                                                  ------------
BROADCAST/MEDIA (0.4%)
Emmis Communications Corp.
 6.25%, Series A...............      10,000            580,000
Mediaone Group, Inc.
 6.25%.........................      25,000          2,248,438
                                                  ------------
                                                     2,828,438
                                                  ------------
BUILDING MATERIALS (0.2%)
Owens Corning Capital L.L.C.
 6.50% (c).....................      50,000          1,200,000
                                                  ------------

CABLE TV (0.5%)
UnitedGlobalCom, Inc.
 7.00%, Series D (i1)..........      79,000          3,515,500
                                                  ------------

CONSUMER SERVICES (0.1%)
Carriage Services Capital Trust
 7.00%.........................      30,000            720,000
                                                  ------------

                                   SHARES            VALUE
--------------------------------------------------------------

CONTAINERS--METAL & GLASS (0.2%)
Owens-Illinois, Inc.
 4.75%.........................      84,000       $  1,869,000
                                                  ------------

ELECTRIC POWER COMPANIES (0.8%)
AES Trust III
 6.75%.........................      83,000          5,986,375
                                                  ------------

ENERGY SOURCES (0.3%)
Chesapeake Energy Corp.
 7.00%.........................      30,000          1,920,000
                                                  ------------

ENTERTAINMENT (0.4%)
Seagram Co. Ltd.
 7.50%.........................      52,000          2,795,000
                                                  ------------

FINANCE (0.0%) (B)
Timet Capital Trust I
 6.625%........................      35,000            341,250
                                                  ------------

FINANCIAL--MISCELLANEOUS (1.1%)
Kmart Financing I
 7.75%.........................      45,000          1,639,688
Sovereign Capital Trust II
 7.50% (j)(k)..................     155,000          6,994,375
                                                  ------------
                                                     8,634,063
                                                  ------------
FOOD (1.0%)
Chiquita Brands International,
 Inc.
 $2.875, Series A..............      40,300            564,200
 $3.75, Series B...............      49,700            964,493
Suiza Capital Trust II
 5.50%.........................     155,000          5,890,000
                                                  ------------
                                                     7,418,693
                                                  ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.5%)
Owens & Minor Trust I
 5.375%, Series A (l)..........      86,600          3,745,450
                                                  ------------

HEALTH CARE--DRUGS (0.3%)
Pharmacia Corp.
 6.50%.........................      50,000          2,262,500
                                                  ------------

HEALTH CARE--LONG TERM CARE (0.0%) (b)
Sun Financing I
 7.00% (c)(m)..................     240,000              2,400
                                                  ------------

HOMEBUILDING (0.1%)
Kaufman & Broad Home Corp.
 8.25%.........................     100,000            650,000
                                                  ------------

INDEPENDENT POWER PRODUCERS (0.6%)
Calpine Capital Trust
 5.50% (c).....................      65,000          4,655,625
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

                                   SHARES            VALUE
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

INSURANCE--LIFE & HEALTH (1.1%)
Lincoln National Corp.
 7.75%.........................      65,000       $  1,316,250
MetLife, Inc.
 8.00%.........................     100,000          6,918,750
                                                  ------------
                                                     8,235,000
                                                  ------------
INSURANCE--PROPERTY & CASUALITY (1.3%)
ACE Ltd.
 8.25%.........................     155,000          9,697,187
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.4%)
Rhythms NetConnections, Inc.
 6.75% (c).....................      70,000          3,185,000
                                                  ------------

INVESTMENT BANK/BROKERAGE (0.1%)
Merrill Lynch & Co., Inc.
 6.25%, Series IGL (n).........      38,800            589,275
                                                  ------------

IRON & STEEL (0.3%)
WHX Corp.
 $3.75, Series B...............     123,200          2,125,200
                                                  ------------

MACHINERY--DIVERSIFIED (0.3%)
Ingersoll-Rand Co.
 6.75%.........................      96,100          1,958,038
                                                  ------------
METALS--MINING (0.0%) (b)
Freeport McMoRan Copper &
 Gold, Inc.
 7.00% (i2)....................      18,000            239,625
                                                  ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.3%)
Coastal Corp. (The)
 6.625%........................     200,000          7,000,000
El Paso Energy Capital Trust I
 4.75%.........................     105,200          6,772,250
Enron Corp.
 7.00%.........................     130,000          3,948,750
                                                  ------------
                                                    17,721,000
                                                  ------------
OIL & GAS (0.8%)
Valero Energy Corp.
 7.75% (o).....................     232,000          6,177,000
                                                  ------------

OIL & GAS--DRILLING (2.3%)
Newfield Financial Trust I
 6.50%, Series A (p)...........      80,000          4,760,000
Weatherford International, Inc.
 5.00%.........................     284,400         12,904,650
                                                  ------------
                                                    17,664,650
                                                  ------------

                                   SHARES            VALUE
--------------------------------------------------------------
OIL & GAS--EXPLORATION & PRODUCTION (0.9%)
Apache Corp.
 6.50% (i3)....................      61,000       $  3,156,750
Unocal Capital Trust
 6.25%.........................      73,400          3,367,225
                                                  ------------
                                                     6,523,975
                                                  ------------
OIL--INTEGRATED DOMESTIC (0.5%)
Kerr-McGee Corp.
 5.50%.........................      75,000          3,731,250
                                                  ------------

OIL--INTEGRATED INTERNATIONAL (0.2%)
Pogo Trust I
 6.50%, Series A...............      35,000          1,872,500
                                                  ------------

PAPER & FOREST PRODUCTS (0.9%)
Georgia-Pacific Corp.
 7.50%.........................      60,000          1,920,000
International Paper Co.
 5.25%.........................     130,700          4,917,588
                                                  ------------
                                                     6,837,588
                                                  ------------
PUBLISHING--NEWSPAPERS (0.3%)
Tribune Co.
 6.25%.........................     125,000          2,093,750
                                                  ------------

RAILROADS (0.9%)
Canadian National Railway Co.
 5.25%.........................      82,400          3,708,000
Union Pacific Capital Trust
 6.25%.........................      79,300          3,062,963
                                                  ------------
                                                     6,770,963
                                                  ------------
REAL ESTATE--INVESTMENT MANAGEMENT (1.2%)
Archstone Communities Trust
 $1.75, Series A...............      46,700          1,447,700
General Growth Properties, Inc.
 7.25% (i4)(j).................     365,100          7,940,925
                                                  ------------
                                                     9,388,625
                                                  ------------
SPECIALIZED SERVICES (0.4%)
Cendant Corp.
 7.50%.........................     158,000          3,436,500
                                                  ------------

STEEL (0.5%)
Bethlehem Steel Corp.
 $3.50 (c).....................     240,000          3,840,000
                                                  ------------

TELECOMMUNICATIONS (4.5%)
Adelphia Communications Corp.
 5.50%, Series D...............      48,900          7,390,012
Alliant Energy Corp.
 7.25% (c)(q)..................      85,500          5,963,625
Amdocs Automatic Common
 Exchange Security Trust
 6.75%.........................      32,800          2,070,500
DECS Trust V
 7.25%.........................     139,000          4,543,563

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              13
                                                                               -

MainStay Convertible Fund


                                   SHARES            VALUE
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
DECS Trust VI
 6.25%.........................      80,000       $  5,490,000
Loral Space & Communications
 Ltd.
 6.00%, Series C...............      15,800            367,350
McLeodUSA Incorporated
 6.75%, Series A...............       2,000          1,114,000
Metromedia International Group,
 Inc.
 7.25%.........................      44,000          1,232,000
Qwest Trends Trust
 5.75% (c).....................      78,500          6,368,312
                                                  ------------
                                                    34,539,362
                                                  ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.9%)
Global Crossing Ltd.
 6.375%........................       2,000            154,750
 7.00%.........................      30,700          5,522,162
Network Plus Corp.
 7.50% (i5)....................     150,000          4,668,750
NEXTLINK Communications, Inc.
 6.50%.........................      24,900          4,394,850
                                                  ------------
                                                    14,740,512
                                                  ------------
TELEPHONE (0.2%)
Viatel Financing Trust I
 7.75% (c).....................      45,000          1,721,250
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $246,315,618)...........                    234,354,356
                                                  ------------
Total Convertible Securities
 (Cost $555,256,282)...........                    548,671,145
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
CORPORATE BONDS (0.2%)

BANKS--SAVINGS & LOAN (0.2%)
Westfed Holdings, Inc.
 15.50%, due 9/15/99 (f).......  $4,500,000          1,215,000
                                                  ------------

HOUSING (0.0%) (b)
UDC Homes, Inc.
 Series C
 (zero coupon), due 11/1/00
 (a)(r)(s).....................      18,799                  2
                                                  ------------
Total Corporate Bonds
 (Cost $3,777,934).............                      1,215,002
                                                  ------------
                                   SHARES
                                 -----------
COMMON STOCKS (20.1%)
AEROSPACE/DEFENSE (0.2%)
Raytheon Co. ..................      80,000          1,540,000
                                                  ------------

                                   SHARES            VALUE
--------------------------------------------------------------

BROADCAST/MEDIA (0.5%)
Clear Channel Communications,
 Inc. (a)......................      20,000       $  1,500,000
Emmis Communications Corp.
 (a)...........................      60,000          2,482,500
Pegasus Communications Corp.
 (a)...........................         480             23,550
                                                  ------------
                                                     4,006,050
                                                  ------------
CHEMICALS (0.2%)
RPM, Inc. of Ohio..............     177,078          1,792,915
                                                  ------------

COMMUNICATIONS--EQUIPMENT (0.2%)
Harmonic, Inc. (a).............      55,000          1,361,250
                                                  ------------

COMPUTER SOFTWARE & SERVICES (0.4%)
Comdisco, Inc. ................      25,000            557,813
Ingram Micro, Inc. (a).........      50,000            871,875
Peoplesoft, Inc. (a)...........     100,000          1,675,000
                                                  ------------
                                                     3,104,688
                                                  ------------
COMPUTER SYSTEMS (0.2%)
Unisys Corp. (a)...............      12,713            185,133
                                                  ------------

COMPUTERS--PERIPHERALS (0.3%)
Certicom Corp. (a).............      20,000          1,369,688
Extended Systems, Inc. (a).....      10,000            960,000
                                                  ------------
                                                     2,329,688
                                                  ------------
ELECTRIC POWER COMPANIES (0.2%)
Citizens Communications Co.
 (a)...........................     100,000          1,725,000
                                                  ------------

ELECTRICAL EQUIPMENT (0.2%)
ASE Test Ltd. (a)..............      40,000          1,177,500
                                                  ------------

ELECTRONICS--COMPONENTS (2.0%)
Bookham Technology PLC ADR
 (a)(u)........................      20,000          1,185,000
Genisis Microchip, Inc. (a)....     107,500          1,921,562
Intergrated Device Technology,
 Inc. (a)......................      40,000          2,395,000
Microsemi Corp. (a)............     286,000          9,706,125
                                                  ------------
                                                    15,207,687
                                                  ------------
ELECTRONICS--SEMICONDUCTORS (1.9%)
Helix Technology Corp. ........     158,500          6,181,500
Intersil Holding Corp. (a).....      50,000          2,703,125
S3, Incorporated (a)...........     140,000          2,065,000
Trikon Technologies, Inc.
 (a)...........................      80,000          1,520,001
Xicor, Inc. (a)................     340,000          2,273,750
                                                  ------------
                                                    14,743,376
                                                  ------------
ENTERTAINMENT (0.0%) (B)
Alliance Gaming Corp. (a)......     110,898            270,314
                                                  ------------

FINANCE (0.7%)
AMC Financial, Inc. (a)........      26,157             78,471
Nasdaq--100 Shares (a).........      60,000          5,591,250
                                                  ------------
                                                     5,669,721
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

                                   SHARES            VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

FINANCIAL--MISCELLANEOUS (1.8%)
American General Corp. ........     118,834       $  7,248,850
S&P 500 Depository Receipt.....      45,000          6,537,658
                                                  ------------
                                                    13,786,508
                                                  ------------
HEALTH CARE--DRUGS (0.6%)
CV Therapeutics, Inc. (a)......      47,000          3,257,687
Merck & Co., Inc. .............      17,000          1,302,625
                                                  ------------
                                                     4,560,312
                                                  ------------
HEALTH CARE--LONG TERM CARE (0.0%) (b)
Meditrust Companies............       6,000             22,500
                                                  ------------

HEALTH CARE--MISCELLANEOUS (0.1%)
HEALTHSOUTH Corp. (a)..........      50,000            359,375
Manor Care, Inc. (a)...........     100,000            700,000
                                                  ------------
                                                     1,059,375
                                                  ------------
HEALTH CARE--SPECIALIZED SERVICES (0.1%)
Beverly Enterprises, Inc.
 (a)...........................     285,400            802,687
                                                  ------------
HOUSEHOLD PRODUCTS (0.5%)
Proctor & Gamble Company
 (The).........................      60,000          3,435,000
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.3%)
Bluestone Software, Inc. (a)...      25,000            642,187
Descartes Systems Group, Inc.
 (a)...........................      50,300          1,546,725
Open Market, Inc. (a)..........      25,000            345,313
                                                  ------------
                                                     2,534,225
                                                  ------------
INVESTMENT BANK/BROKERAGE (0.3%)
Wit Soundview Group, Inc.
 (a)...........................     262,500          2,817,780
                                                  ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.1%)
Coastal Corp. (The)............      12,000            730,500
                                                  ------------
OIL & GAS (0.3%)
Santa Fe Snyder Corp. (a)......     198,360          2,256,346
                                                  ------------

OIL & GAS--DRILLING (1.3%)
Nabors Industries, Inc. (a)....     150,000          6,234,375
Santa Fe International Corp.
 (a)...........................      50,000          1,746,875
Tidewater, Inc. ...............      50,000          1,800,000
                                                  ------------
                                                     9,781,250
                                                  ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.7%)
Burlington Resources, Inc. ....      50,000          1,912,500
Union Pacific Resources Group,
 Inc. .........................     165,500          3,641,000
                                                  ------------
                                                     5,553,500
                                                  ------------
OIL & GAS--WELL EQUIPMENT & SERVICES (1.5%)
Baker Hughes, Inc. ............     250,000          8,000,000
Cooper Cameron Corp. (a).......      50,000          3,300,000
                                                  ------------
                                                    11,300,000
                                                  ------------

                                   SHARES            VALUE
--------------------------------------------------------------
OIL--INTEGRATED DOMESTIC (1.1%)
Amerada Hess Corp. ............      36,800       $  2,272,400
Sunoco, Inc. ..................     120,000          3,532,500
Tosco Corp. ...................     100,000          2,831,250
                                                  ------------
                                                     8,636,150
                                                  ------------
OIL--INTEGRATED INTERNATIONAL (0.4%)
Texaco, Inc. ..................      50,000          2,662,500
                                                  ------------

PAPER & FOREST PRODUCTS (0.1%)
Repap Enterprises, Inc.
 (a)(t)........................   9,294,809            564,576
                                                  ------------

POLLUTION CONTROL (0.2%)
Waste Management, Inc. ........      70,000          1,330,000
                                                  ------------

REAL ESTATE--INVESTMENT MANAGEMENT (1.1%)
Equity Office Properties
 Trust.........................      62,000          1,708,875
Healthcare Realty Trust,
 Inc. .........................      60,000          1,023,750
Highwoods Properties, Inc. ....     101,300          2,431,200
Nationwide Health Properties,
 Inc. .........................      60,000            836,250
Simon Property Group, Inc. ....      89,200          1,979,125
                                                  ------------
                                                     7,979,200
                                                  ------------
RESTAURANTS (0.5%)
Wendy's International, Inc. ...     200,000          3,562,500
                                                  ------------

RETAIL STORES--FOOD CHAINS (0.9%)
Kroger Co. (a).................     200,000          4,412,500
Safeway, Inc. (a)..............      60,000          2,707,500
                                                  ------------
                                                     7,120,000
                                                  ------------
RETAIL STORES--SPECIALTY (0.2%)
Office Depot, Inc. (a).........     200,000          1,250,000
                                                  ------------

TELECOMMUNICATIONS (0.5%)
Ditech Communications Corp.
 (a)...........................      35,000          3,309,687
Intermedia Communications, Inc.
 (a)...........................      16,500            490,875
                                                  ------------
                                                     3,800,562
                                                  ------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.2%)
United States Cellular Corp.
 (a)...........................      29,000          1,816,125
                                                  ------------

TELEPHONE (0.3%)
Telephonos de Mexico S.A. de
 C.V. ADR (u)..................      40,000          2,285,000
                                                  ------------

TEXTILES--SPECIALTY (0.0%) (b)
Burlington Industries, Inc.
 (a)...........................      28,200             47,588
                                                  ------------
Total Common Stocks
 (Cost $163,968,953)...........                    152,807,506
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

MainStay Convertible Fund


                                   SHARES            VALUE
--------------------------------------------------------------
PREFERRED STOCK (0.5%)

METALS--MISCELLANEOUS (0.5%)
Freeport McMoRan Copper &
 Gold, Inc.
 7.00%, Series Silver
 (i6)(v).......................     330,000       $  3,960,000
                                                  ------------
Total Preferred Stock
 (Cost $5,626,500).............                      3,960,000
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (6.7%)

COMMERCIAL PAPER (6.7%)
American Express Credit Corp.
 6.88%, due 7/3/00.............  $7,075,000          7,072,295
Associates Corp. of North
 America
 6.53%, due 7/19/00............   7,000,000          6,977,095
Deutsche Bank Financial, Inc.
 6.54%, due 7/17/00............  10,000,000          9,970,849
Prudential Funding Corp.
 6.52%, due 7/7/00.............   7,000,000          6,992,360
 6.72%, due 7/3/00.............  12,300,000         12,295,404
Salomon Smith Barney Holdings,
 Inc.
 6.57%, due 7/11/00............   7,910,000          7,895,540
                                                  ------------
Total Short-Term Investments
 (Cost $51,203,543)............                     51,203,543
                                                  ------------
Total Investments
 (Cost $779,833,212)(w)........        99.5%       757,857,196(x)
Cash and Other Assets,
 Less Liabilities..............         0.5          3,773,650
                                 -----------      ------------
Net Assets.....................       100.0%      $761,630,846
                                 ===========      ============

-------

(a)   Non-income producing securities.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(e) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(f)   Issue in default.
(g)   Yankee bond.
(h) Capital Unit--each unit consists of $25 principal amount of 7.875% Perpetual Capital Securities and a purchase contract to make Optional Unit Exchanges.
(i1) Depository Shares--each share represents 0.05 shares of 7.00% Senior Cumulative convertible preferred stock, Series D.
(i2) Depository Shares--each share represents 0.05 shares of step-up preferred stock.
(i3) Depository Shares--each share represents 0.02 shares of preferred stock.
(i4) Depository Shares--each share represents 0.025 shares of 7.25% Preferred Income Equity Redeemable Stock, Series
      A.
(i5) Depository Shares--each share represents 0.10 shares of Series A cumulative convertible preferred stock.
(i6) Depository Shares--each share represents 0.025 shares of a share of silver denominated preferred stock.
(j)   PIERS--Preferred Income Equity Redeemable Stock.
(k)   155,000 Units--each unit reflects 1 preferred share plus
      1 warrant to acquire 5.3355 shares of common stock at a future date.
(l)   TECONS--Term Convertible Security.
(m)   TIPS--Trust Issued Preferred Stock.
(n)   STRYPES--Structured Yield Product Exchangeable for IMC
      Global, Inc. common stock.
(o)   PEPS--Premium Equity Participating Security.
(p)   QUIPS--Quarterly Income Convertible Preferred Security.
(q)   PHONES--Participation Hybird Option Note Exchangeable
      Security.
(r)   Issuer in bankruptcy.
(s)   Fair valued security.
(t)   Canadian security.
(u)   ADR--American Depository Receipt.
(v) Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(w) The cost for federal income tax purposes is $781,997,352.
(x)   At June 30, 2000 net unrealized depreciation was
      $24,140,156, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $62,641,000 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $86,781,156.
(E)   Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $779,833,212).............................................       $757,857,196
Cash........................................................          1,946,269
Receivables:
  Investment securities sold................................         44,130,603
  Dividends and interest....................................          3,988,256
  Fund shares sold..........................................            903,457
                                                                   ------------
        Total assets........................................        808,825,781
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         39,823,255
  Fund shares redeemed......................................            766,613
  NYLIFE Distributors.......................................            585,176
  MainStay Management.......................................            455,937
  Transfer agent............................................            238,293
  Trustees..................................................              4,612
  Custodian.................................................              1,909
Accrued expenses............................................            233,674
Unrealized depreciation on foreign currency forward
  contracts.................................................            116,330
Dividend payable............................................          4,969,136
                                                                   ------------
        Total liabilities...................................         47,194,935
                                                                   ------------
Net assets..................................................       $761,630,846
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     38,124
  Class B...................................................            443,062
  Class C...................................................              3,218
Additional paid-in capital..................................        647,442,640
Accumulated undistributed net investment income.............          1,047,443
Accumulated undistributed net realized gain on
  investments...............................................        134,842,231
Accumulated net realized loss on foreign currency
  transactions..............................................            (82,857)
Net unrealized depreciation on investments..................        (21,976,016)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (126,999)
                                                                   ------------
Net assets..................................................       $761,630,846
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 59,934,593
                                                                   ============
Shares of beneficial interest outstanding...................          3,812,432
                                                                   ============
Net asset value per share outstanding.......................       $      15.72
Maximum sales charge (5.50% of offering price)..............               0.91
                                                                   ------------
Maximum offering price per share outstanding................       $      16.63
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $696,636,566
                                                                   ============
Shares of beneficial interest outstanding...................         44,306,212
                                                                   ============
Net asset value and offering price per share outstanding....       $      15.72
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  5,059,687
                                                                   ============
Shares of beneficial interest outstanding...................            321,789
                                                                   ============
Net asset value and offering price per share outstanding....       $      15.72
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  9,460,698
  Interest..................................................     7,489,843
                                                              ------------
    Total income............................................    16,950,541
                                                              ------------
Expenses:
  Management................................................     2,649,050
  Distribution--Class B.....................................     2,548,983
  Distribution--Class C.....................................        10,858
  Service--Class A..........................................        66,529
  Service--Class B..........................................       849,661
  Service--Class C..........................................         3,619
  Transfer agent............................................       702,935
  Professional..............................................        57,402
  Shareholder communication.................................        52,082
  Recordkeeping.............................................        50,053
  Custodian.................................................        43,288
  Registration..............................................        24,795
  Trustees..................................................         8,947
  Miscellaneous.............................................        31,421
                                                              ------------
    Total expenses..........................................     7,099,623
                                                              ------------
Net investment income.......................................     9,850,918
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    91,779,330
  Option transactions.......................................       (90,650)
  Foreign currency transactions.............................       (82,857)
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................    91,605,823
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (34,524,437)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       359,065
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (34,165,372)
                                                              ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................    57,440,451
                                                              ------------
Net increase in net assets resulting from operations........  $ 67,291,369
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $4,131.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


18
-

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   9,850,918    $  20,513,701
  Net realized gain on investments and foreign currency
    transactions............................................     91,605,823      125,222,461
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    (34,165,372)      42,693,616
                                                              -------------    -------------
  Net increase in net assets resulting from operations......     67,291,369      188,429,778
                                                              -------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (923,932)      (1,474,632)
    Class B.................................................     (8,705,651)     (17,931,053)
    Class C.................................................        (49,847)          (9,726)
  From net realized gain on investments:
    Class A.................................................             --       (4,372,928)
    Class B.................................................             --      (63,118,328)
    Class C.................................................             --         (121,115)
                                                              -------------    -------------
      Total dividends and distributions to shareholders.....     (9,679,430)     (87,027,782)
                                                              -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     18,684,650        8,434,825
    Class B.................................................     44,537,688       30,485,720
    Class C.................................................      3,919,429        1,224,187
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        405,995        5,526,918
    Class B.................................................      3,834,839       73,686,440
    Class C.................................................         15,189          117,744
                                                              -------------    -------------
                                                                 71,397,790      119,475,834
Cost of shares redeemed:
    Class A.................................................     (9,599,999)     (16,196,518)
    Class B.................................................    (63,162,681)    (198,039,708)
    Class C.................................................       (395,475)         (69,526)
                                                              -------------    -------------
      Decrease in net assets derived from capital share
       transactions.........................................     (1,760,365)     (94,829,918)
                                                              -------------    -------------
      Net increase in net assets............................     55,851,574        6,572,078
NET ASSETS:
Beginning of period.........................................    705,779,272      699,207,194
                                                              -------------    -------------
End of period...............................................  $ 761,630,846    $ 705,779,272
                                                              =============    =============
Accumulated undistributed net investment income at end of
  period....................................................  $   1,047,443    $     875,955
                                                              =============    =============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                 Class A
                                               ---------------------------------------------------------------------------
                                               Six months
                                                 ended                           Year ended December 31,
                                                June 30,       -----------------------------------------------------------
                                                 2000+          1999         1998         1997         1996         1995
                                               ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period...       $ 14.53        $ 12.49      $ 13.53      $ 13.81      $ 13.45      $ 11.67
                                                -------        -------      -------      -------      -------      -------
Net investment income....................          0.24           0.55         0.57         0.60         0.57         0.59
Net realized and unrealized gain (loss)
  on investments.........................          1.19           3.55        (0.38)        0.91         1.02         2.14
Net realized and unrealized gain (loss)
  on foreign currency transactions.......          0.01          (0.00)(b)    (0.02)        0.03         0.02        (0.00)(b)
                                                -------        -------      -------      -------      -------      -------
Total from investment operations.........          1.44           4.10         0.17         1.54         1.61         2.73
                                                -------        -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income.............         (0.25)         (0.52)       (0.57)       (0.60)       (0.62)       (0.55)
  From net realized gain on
    investments..........................            --          (1.54)       (0.64)       (1.22)       (0.63)       (0.40)
                                                -------        -------      -------      -------      -------      -------
Total dividends and distributions........         (0.25)         (2.06)       (1.21)       (1.82)       (1.25)       (0.95)
                                                -------        -------      -------      -------      -------      -------
Net asset value at end of period.........       $ 15.72        $ 14.53      $ 12.49      $ 13.53      $ 13.81      $ 13.45
                                                =======        =======      =======      =======      =======      =======
Total investment return (a)..............          9.94%         33.91%        1.23%       11.36%       12.13%       23.72%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income................          3.37%++        3.84%        3.74%        4.10%         4.4%         4.9%
    Expenses.............................          1.23%++        1.29%        1.40%        1.45%         1.5%         1.5%
Portfolio turnover rate..................           124%           374%         347%         273%         296%         243%
Net assets at end of period (in 000's)...       $59,935        $46,254      $42,376      $64,246      $56,621      $26,836

-------

 *   Class C Shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


20
-

                                 Class B                                                     Class C
    -----------------------------------------------------------------       -----------------------------------------
    Six months                                                              Six months                  September 1*
      ended                    Year ended December 31,                        ended       Year ended       through
     June 30,    ----------------------------------------------------        June 30,    December 31,   December 31,
      2000+        1999       1998       1997       1996       1995           2000+          1999           1998
    ----------   --------   --------   --------   --------   --------       ----------   ------------   -------------
     $  14.53    $  12.49   $  13.52   $  13.80   $  13.45   $  11.67        $  14.53      $  12.49       $  12.64
     --------    --------   --------   --------   --------   --------        --------      --------       --------
         0.20        0.44       0.46       0.51       0.48       0.51            0.20          0.44           0.26
         1.18        3.55      (0.37)      0.91       1.02       2.14            1.18          3.55           0.47
         0.01       (0.00)(b)  (0.02)      0.03       0.02      (0.00)(b)        0.01         (0.00)(b)       0.02
     --------    --------   --------   --------   --------   --------        --------      --------       --------
         1.39        3.99       0.07       1.45       1.52       2.65            1.39          3.99           0.75
     --------    --------   --------   --------   --------   --------        --------      --------       --------
        (0.20)      (0.41)     (0.46)     (0.51)     (0.54)     (0.47)          (0.20)        (0.41)         (0.26)
           --       (1.54)     (0.64)     (1.22)     (0.63)     (0.40)             --         (1.54)         (0.64)
     --------    --------   --------   --------   --------   --------        --------      --------       --------
        (0.20)      (1.95)     (1.10)     (1.73)     (1.17)     (0.87)          (0.20)        (1.95)         (0.90)
     --------    --------   --------   --------   --------   --------        --------      --------       --------
     $  15.72    $  14.53   $  12.49   $  13.52   $  13.80   $  13.45        $  15.72      $  14.53       $  12.49
     ========    ========   ========   ========   ========   ========        ========      ========       ========
         9.54%      32.90%      0.53%     10.67%     11.39%     23.02%           9.54%        32.90%          6.06%
         2.62%++     3.09%      2.99%      3.47%       3.8%       4.3%           2.62%++       3.09%          2.99%++
         1.98%++     2.04%      2.15%      2.08%       2.1%       2.1%           1.98%++       2.04%          2.15%++
          124%        374%       347%       273%       296%       243%            124%          374%           347%
     $696,637    $658,197   $656,831   $841,540   $797,243   $427,461        $  5,060      $  1,329       $     --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              21
                                                                               -

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if


22
-

Notes to Financial Statements unaudited


no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.


                                                                              23
                                                                               -

MainStay Convertible Fund


The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2000:

                                                              CONTRACT      CONTRACT
                                                               AMOUNT        AMOUNT      UNREALIZED
                                                                SOLD       PURCHASED    DEPRECIATION
                                                            ------------   ----------   ------------
Foreign Currency Sale Contracts
-------------------------------
Japanese Yen vs. U.S. Dollar, expiring 8/15/00........      Y719,600,000   $6,744,142    $(116,330)
                                                                                         =========

-------
Y Japenese Yen.

PURCHASED OPTIONS. The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.


24
-

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. For the six months ended June 30, 2000 the Manager earned $2,649,050.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund.


                                                                              25
                                                                               -

MainStay Convertible Fund


DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,686 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $319, $373,623 and $854, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $702,935.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $7,234 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $50,053 for the six months ended June 30, 2000.


26
-

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $888,047 and $902,279, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                           YEAR ENDED
                                                     JUNE 30, 2000*                        DECEMBER 31, 1999
                                            ---------------------------------      ----------------------------------
                                            CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                            -------      -------      -------      -------      -------      --------
Shares sold...........................       1,225        2,909         256           598         2,193         88
Shares issued in reinvestment of
  dividends and distributions.........          25          243           1           396         5,271          8
                                             -----       ------         ---        ------       -------        ---
                                             1,250        3,152         257           994         7,464         96
Shares redeemed.......................        (622)      (4,138)        (26)       (1,203)      (14,753)        (5)
                                             -----       ------         ---        ------       -------        ---
Net increase (decrease)...............         628         (986)        231          (209)       (7,289)        91
                                             =====       ======         ===        ======       =======        ===

-------
* Unaudited.


                                                                              27
                                                                               -

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.


28
-

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSC11-08/00

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Convertible Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay
                                                              Equity Index Fund versus S&P 500 Index and
                                                              Inflation                                        3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           25

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
Equity Index Fund versus S&P 500 Index
and Inflation

CLASS A SHARES Total Returns: 1 Year 3.13%, 5 Years 21.99%, Since Inception
17.92%
                              [PERFORMANCE GRAPH]

                                                  MAINSTAY EQUITY INDEX
PERIOD END                                                FUND                   S&P 500 INDEX*             INFLATION (CPI)+
----------                                        ---------------------          --------------             ----------------
12/20/90                                             $   9,700.00                 $  10,000.00                 $  10,000.00
12/90                                                    9,710.00                    10,000.00                    10,000.00
12/91                                                   12,430.00                    13,040.00                    10,298.00
12/92                                                   13,200.00                    14,032.00                    10,603.00
12/93                                                   14,391.00                    15,441.00                    10,893.00
12/94                                                   14,463.00                    15,645.00                    11,177.00
12/95                                                   19,657.00                    21,518.00                    11,467.00
12/96                                                   23,988.00                    25,454.00                    11,847.00
12/97                                                   31,728.00                    35,280.00                    12,047.00
12/98                                                   40,514.00                    45,361.00                    12,241.00
12/99                                                   48,613.00                    54,913.00                    12,568.00
6/00                                                    48,151.00                    54,677.00                    12,828.00

                                                                               -

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graph assumes an initial investment of $10,000 and reflects the effect of the maximum 3.0% initial sales charge.

* "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors LLC. S&P does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Monitor Capital Advisors LLC. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. See footnote on page 3 for more information about the S&P 500(R) Index.
(2) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. You cannot invest directly in an index.
(3) See footnote and table on page 7 for more information about Lipper Inc.
(4) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars. Past performance is no guarantee of future results.


Portfolio Management Discussion and Analysis
The S&P 500 Index(1) declined 0.42% in the first six months of 2000, posting its first semiannual loss since 1994. The equity market remained extremely narrow throughout, but, interestingly, Microsoft alone accounted for the entirety of the Index decline during the period. S&P 500 Index growth stocks continued to outperform value stocks over the six months.

For the most part, the year began well since anticipated Y2K problems failed to materialize. As the technology-laden NASDAQ Composite Index(2) rose in January and February, the S&P 500 Index declined, only to recover and peak in March--rising 9.78% for the month, the highest monthly gain since December 1991. The sell-off that began in late March and carried into April may have been triggered by the Justice Department's ruling in the Microsoft antitrust case, but probably reflected deeper economic concerns.

Leading indicators pointed to economic growth rates that many investors feared would be difficult to sustain and might pose a threat of higher inflation. Interest-rate hikes by the Federal Reserve of 25 basis points in February and March, followed by a 50 basis-point increase in May, seemed to validate these concerns. The S&P 500 Index fell almost 10% from March 24 through May 23, before partially recovering in June on the heels of more promising economic news. Employment numbers and other indicators suggested that economic growth was slowing. Concerns about corporate earnings and profit growth in a slowing economic environment persisted.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Equity Index Fund returned -0.95% for Class A shares, excluding all sales charges. The Fund underperformed the -0.85% return of the average Lipper(3) S&P 500 Index objective fund and the -0.42% return of the S&P 500 Index over the same period. Investors should expect the Fund to lag the Index, since the Fund incurs expenses that a hypothetical index investment does not.

It is worth noting that Morningstar(4) rated MainStay Equity Index Fund Class A shares four stars overall out of 3,642 domestic equity funds as of June 30, 2000. The Fund, which is offered only as Class A shares, rated three stars out of 3,642 domestic equity funds for the three-year period then ended and four stars out of 2,328 domestic equity funds for the five-year period then ended.

-------
(5) Returns reflect performance for the six-month period ended 6/30/00.


YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

PERIOD END                         CLASS A SHARES                        TOTAL RETURN %
-----------                        --------------                        --------------
12/91                               [BAR GRAPH]                                  28.01%
12/92                                                                             6.19
12/93                                                                             9.01
12/94                                                                             0.50
12/95                                                                            35.91
12/96                                                                            22.04
12/97                                                                            32.26
12/98                                                                            27.69
12/99                                                                            19.99
6/00                                                                             -0.95

Past performance is no guarantee of future results. See footnote* on page 7 for more information on performance.

KEY SECTORS AND SECURITIES

Only four sectors--health care, energy, utilities, and technology--outperformed the S&P 500 Index during the reporting period. Health care, energy, and utilities are traditionally defensive sectors, which did well while investors closely monitored any signals from the Federal Reserve. Within the technology sector, several companies figured prominently in lists of both the best performers and worst performers. For example, Scientific-Atlanta (+167.9%), a maker of cable set-top boxes, benefited from strong demand for its product, as did Advanced Micro Devices (+167.0%), which produces semiconductors for consumer PCs. "New Economy" bellwethers Intel (+62.4%), Oracle (+50.0%), and Cisco Systems (+18.7%) also performed well. Because of their higher weightings in the Index, these issues had an even greater impact on the performance of the S&P 500 over the reporting period than stocks with considerably higher returns.(5)

Outside of technology, Nabisco Group (+144.1%) was a top performer, with the run-up in its price resulting from a bidding war that was eventually won by Philip Morris. Pfizer (+48.0%), a major pharmaceutical company, was also among the best performers in the Index. The five worst performers in terms of total return were all technology issues--Novell (-76.8%), Compuware Corp. (-72.2%), Citrix Systems (-69.2%), QUALCOMM (-65.9%), and Parametric Technology (-59.4%). Although Microsoft Corp. (-31.5%) substantially outperformed QUALCOMM in terms of total return, Microsoft's 3.4% weighting in the Index as of June 30, 2000, made it the strongest negative contributor to Index performance during the reporting period. QUALCOMM was second, with

                                                                               5
                                                                               -

 Past performance is no guarantee of future results.

Proctor & Gamble (-47.8%), AT&T (-37.7%), and America Online (-30.1%) rounding out the five worst-performing stocks when both weightings and returns were taken into account.

In anticipation of a Fed-induced slowdown, economically-sensitive sectors, such as basic materials and consumer cyclicals, were among the worst-performing segments of the market, both in terms of total return and in terms of impact with sector weightings taken into account. Communication services also performed poorly on both measures during the semiannual period.

Corporate activity was significant. Thus, Index turnover was higher than in the previous period, with almost 30 changes to the Index. Collectively, however, these additions and deletions accounted for less than 5% of the total Index capitalization.

LOOKING AHEAD

We believe that at the end of June, the environment for U.S. equity investors appeared less hostile than it had been in previous months. Daily volatility had subsided from the very high levels witnessed earlier this spring. We believe the Federal Reserve appears capable of successfully engineering a "soft landing" for the U.S. economy, and stock valuations are generally below their previous highs. In our view, someone comfortable investing in the U.S. stock market last December should be even more comfortable investing today.

Of course, as index investors, we do not evaluate or respond to changing economic and market conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
Monitor Capital Advisors LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                 SINCE INCEPTION
                           1 YEAR      5 YEARS   THROUGH 6/30/00
    Class A                6.32%       22.74%         18.30%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                 SINCE INCEPTION
                           1 YEAR      5 YEARS   THROUGH 6/30/00
    Class A                3.13%       21.99%         17.92%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                 SINCE INCEPTION
                           1 YEAR      5 YEARS   THROUGH 6/30/00
    Equity Index Fund    93 out of    42 out of     13 out of
                         119 funds    45 funds       13 funds
    Average Lipper S&P
    500 Index
    objective fund         6.58%       23.23%         19.06%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

                        NAV 6/30/00    INCOME     CAPITAL GAINS
    Class A                $46.91      $0.0000       $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower.

  MainStay Equity Index Fund is offered as Class A shares only. Class A shares are sold with a maximum initial sales charge of 3.0%.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception Fund ranking and since-inception return for the average Lipper peer fund are for the period from 12/20/90 through 6/30/00.

                                                                               7
                                                                               -

MainStay Equity Index Fund


                                    SHARES           VALUE
---------------------------------------------------------------
COMMON STOCKS (99.4%)+

AEROSPACE/DEFENSE (0.8%)
Boeing Co. (The).................    87,257      $    3,648,434
General Dynamics Corp. ..........    20,013           1,045,679
Goodrich (B.F.) Co. (The)........    11,091             377,787
Lockheed Martin Corp. ...........    39,800             987,538
Northrop Grumman Corp. ..........     7,009             464,346
Raytheon Co. Class B.............    34,077             655,982
Rockwell International Corp. ....    19,324             608,706
United Technologies Corp. .......    47,678           2,807,042
                                                 --------------
                                                     10,595,514
                                                 --------------
AIRLINES (0.2%)
AMR Corp. (a)....................    15,545             410,971
Delta Air Lines, Inc. ...........    12,238             618,784
Southwest Airlines Co. ..........    50,783             961,703
US Airways Group, Inc. (a).......     7,432             289,848
                                                 --------------
                                                      2,281,306
                                                 --------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. .............    22,763             705,653
Alcoa Inc........................    86,272           2,501,888
                                                 --------------
                                                      3,207,541
                                                 --------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ........     7,680              85,440
Delphi Automotive Systems
 Corp. ..........................    56,736             826,218
Genuine Parts Co. ...............    18,076             361,520
Goodyear Tire & Rubber Co.
 (The)...........................    15,720             314,400
Visteon Corp. (a)................    13,084             158,649
                                                 --------------
                                                      1,746,227
                                                 --------------
AUTOMOBILES (0.7%)
Ford Motor Co. ..................   121,317           5,216,631
General Motors Corp. ............    53,414           3,101,350
                                                 --------------
                                                      8,317,981
                                                 --------------
BANKS--MAJOR REGIONAL (2.9%)
AmSouth Bancorp..................    39,493             622,015
Bank of New York Co., Inc.
 (The)...........................    73,825           3,432,863
Bank One Corp. ..................   115,309           3,062,895
BB&T Corp. ......................    34,757             829,823
Comerica Inc. ...................    15,682             703,730
Fifth Third Bancorp..............    30,368           1,920,776
Firstar Corp. ...................    98,514           2,074,951
FleetBoston Financial Corp. .....    90,037           3,061,258
Huntington Bancshares Inc. ......    22,890             361,948
KeyCorp..........................    45,174             796,192
Mellon Financial Corp. ..........    49,038           1,786,822
National City Corp. .............    62,328           1,063,472
Northern Trust Corp. ............    22,672           1,475,097
Old Kent Financial Corp. ........    13,020             348,285
-----------
 +  Percentages indicated are based on Fund net assets.

---------------------------------------------------------------

                                    SHARES           VALUE
BANKS--MAJOR REGIONAL (CONTINUED)
PNC Financial Services Group,
 Inc. (The)......................    29,535      $    1,384,453
Regions Financial Corp. .........    22,561             448,400
SouthTrust Corp. ................    16,747             378,901
State Street Corp. ..............    16,236           1,722,031
Summit Bancorp...................    17,376             427,884
SunTrust Banks, Inc. ............    30,236           1,381,407
Synovus Financial Corp. .........    27,275             480,722
Union Planters Corp. ............    14,262             398,445
U.S. Bancorp.....................    73,274           1,410,524
Wachovia Corp. ..................    20,486           1,111,365
Wells Fargo Co. .................   160,940           6,236,425
                                                 --------------
                                                     36,920,684
                                                 --------------
BANKS--MONEY CENTER (1.4%)
Bank of America Corp. ...........   166,440           7,156,920
Chase Manhattan Corp. (The)......   124,416           5,730,912
First Union Corp. ...............    99,322           2,464,427
Morgan (J.P.) & Co., Inc. .......    16,255           1,790,082
                                                 --------------
                                                     17,142,341
                                                 --------------
BANKS--SAVINGS & LOANS (0.2%)
Charter One Financial, Inc.......    20,500             471,500
Golden West Financial Corp. .....    16,197             661,040
Washington Mutual, Inc. .........    54,731           1,580,358
                                                 --------------
                                                      2,712,898
                                                 --------------
BEVERAGES--ALCOHOLIC (0.3%)
Anheuser-Busch Cos., Inc. .......    45,158           3,372,738
Brown-Forman Corp.
 Class B.........................     6,915             371,681
Coors (Adolph) Co.
 Class B.........................     3,704             224,092
                                                 --------------
                                                      3,968,511
                                                 --------------
BEVERAGES--SOFT DRINKS (1.7%)
Coca-Cola Co. (The) (c)..........   247,221          14,199,756
Coca-Cola Enterprises Inc. ......    42,806             698,273
PepsiCo, Inc.....................   143,900           6,394,556
                                                 --------------
                                                     21,292,585
                                                 --------------
BROADCAST/MEDIA (0.8%)
Clear Channel Communications,
 Inc. (a)........................    33,539           2,515,425
Comcast Corp. Special Class A
 (a).............................    89,656           3,631,068
MediaOne Group Inc. (a)..........    61,137           4,061,484
                                                 --------------
                                                     10,207,977
                                                 --------------
BUILDING MATERIALS (0.1%)
Masco Corp. .....................    44,594             805,479
Owens Corning....................     5,476              50,653
Sherwin-Williams Co. (The).......    17,074             361,755
Vulcan Materials Co. ............    10,200             435,413
                                                 --------------
                                                      1,653,300
                                                 --------------

8
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited


                                    SHARES           VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS (0.8%)
Air Products & Chemicals,
 Inc. ...........................    23,228      $      715,713
Dow Chemical Co. (The)...........    66,753           2,015,106
Du Pont (E.I.) De Nemours &
 Co. ............................   105,101           4,598,169
Eastman Chemical Co. ............     7,996             381,809
Hercules Inc. ...................    10,147             142,692
Praxair, Inc. ...................    15,863             593,871
Rohm & Haas Co. .................    21,332             735,954
Union Carbide Corp. .............    13,447             665,627
                                                 --------------
                                                      9,848,941
                                                 --------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ............    11,449             768,514
Engelhard Corp. .................    12,582             214,680
FMC Corp. (a)....................     3,312             192,096
PPG Industries, Inc. ............    17,435             772,589
                                                 --------------
                                                      1,947,879
                                                 --------------
CHEMICALS--SPECIALTY (0.0%) (B)
Grace (W.R.) & Co. (a)...........     6,989              84,742
Great Lakes Chemical Corp. ......     5,861             184,621
Sigma-Aldrich Corp. .............    10,141             296,624
                                                 --------------
                                                        565,987
                                                 --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (8.5%)
ADC Telecommunications, Inc.
 (a).............................    30,200           2,533,025
Andrew Corp. (a).................     8,100             271,856
Cabletron Systems, Inc. (a)......    18,635             470,534
Cisco Systems, Inc. (a)..........   686,892          43,660,573
Comverse Technology, Inc. (a)....    15,400           1,432,200
Corning Inc. ....................    27,715           7,479,586
Lucent Technologies Inc. ........   316,757          18,767,852
Network Appliance, Inc. (a)......    30,600           2,463,300
Nortel Networks Corp. ...........   289,696          19,771,752
QUALCOMM, Inc. (a)...............    74,100           4,446,000
Scientific-Atlanta, Inc. ........    15,798           1,176,951
Tellabs, Inc. (a)................    40,468           2,769,529
3Com Corp. (a)...................    34,657           1,997,109
                                                 --------------
                                                    107,240,267
                                                 --------------
COMPUTER SOFTWARE & SERVICES (8.9%)
Adobe Systems Inc. ..............    11,860           1,541,800
America Online Inc. (a)..........   227,362          11,993,346
Autodesk, Inc. ..................     5,920             205,350
Automatic Data Processing,
 Inc. ...........................    63,230           3,386,757
BMC Software, Inc. (a)...........    23,800             868,329
Ceridian Corp. (a)...............    14,555             350,230
Citrix Systems, Inc. (a).........    17,800             337,087
Computer Associates
 International, Inc. ............    59,080           3,024,157
Computer Sciences Corp. (a)......    16,694           1,246,833
Compuware Corp. (a)..............    37,007             383,948
Electronic Data Systems Corp. ...    47,344           1,952,940
Equifax Inc. ....................    14,515             381,019


                                    SHARES           VALUE
---------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
First Data Corp. ................    42,196      $    2,093,976
Microsoft Corp. (a)(c)...........   522,528          41,802,240
Novell, Inc. (a).................    33,614             310,929
Oracle Corp. (a).................   283,584          23,838,780
Parametric Technology Corp.
 (a).............................    27,929             307,219
Paychex, Inc. ...................    37,140           1,559,880
PeopleSoft, Inc. (a).............    25,433             426,003
Sabre Holdings Corp. (a).........    13,033             371,441
Sapient Corp. (a)................     6,100             652,319
Shared Medical Systems Corp. ....     2,698             196,785
Siebel Systems, Inc. (a).........    19,300           3,156,756
VERITAS Software Corp. (a).......    39,200           4,430,212
Yahoo! Inc. (a)..................    52,900           6,552,987
                                                 --------------
                                                    111,371,323
                                                 --------------
COMPUTER SYSTEMS (6.8%)
Apple Computer, Inc. (a).........    32,274           1,690,351
Compaq Computer Corp. ...........   170,105           4,348,309
Dell Computer Corp. (a)..........   257,699          12,707,782
EMC Corp. (a)....................   204,108          15,703,559
Gateway Inc. (a).................    31,868           1,808,509
Hewlett-Packard Co. .............    99,902          12,475,262
International Business Machines
 Corp. ..........................   176,694          19,359,036
Lexmark International Group, Inc.
 (a).............................    12,900             867,525
NCR Corp. (a)....................     9,700             377,694
Seagate Technology, Inc. (a).....    21,712           1,194,160
Silicon Graphics, Inc. (a).......     6,408              24,030
Sun Microsystems, Inc. (a).......   158,432          14,407,410
Unisys Corp. (a).................    30,760             447,943
                                                 --------------
                                                     85,411,570
                                                 --------------
CONGLOMERATES (0.1%)
Textron Inc. ....................    15,218             826,528
                                                 --------------
CONTAINERS--METAL & GLASS (0.0%) (B)
Ball Corp. ......................     3,050              98,172
Crown Cork & Seal Co., Inc. .....    12,408             186,120
Owens-Illinois, Inc. (a).........    15,747             184,043
                                                 --------------
                                                        468,335
                                                 --------------
CONTAINERS--PAPER (0.0%) (B)
Bemis Co., Inc. .................     5,373             180,667
Pactiv Corp. (a).................    17,084             134,537
Temple-Inland Inc. ..............     5,583             234,486
                                                 --------------
                                                        549,690
                                                 --------------
COSMETICS/PERSONAL CARE (0.4%)
Alberto-Culver Co. Class B.......     5,703             174,298
Avon Products, Inc. .............    24,354           1,083,753
Gillette Co. (The)...............   104,322           3,644,750
International Flavors &
 Fragrances Inc..................    10,650             321,497
                                                 --------------
                                                      5,224,298
                                                 --------------

                                                                               9
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                    SHARES           VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC POWER COMPANIES (1.5%)
Ameren Corp. ....................    13,806      $      465,953
American Electric Power Co.,
 Inc. ...........................    32,198             953,866
Cinergy Corp. ...................    16,061             408,552
CMS Energy Corp. ................    11,800             261,075
Consolidated Edison, Inc. .......    22,474             665,792
Constellation Energy Group,
 Inc. ...........................    15,058             490,326
CP&L Energy, Inc. ...............    16,094             514,002
Dominion Resources, Inc. ........    23,882           1,023,971
DTE Energy Co. ..................    14,628             447,068
Duke Energy Corp. ...............    36,737           2,071,048
Edison International.............    35,036             718,238
Entergy Corp. ...................    24,217             658,400
FirstEnergy Corp. ...............    23,700             553,988
Florida Progress Corp. ..........     9,900             464,063
FPL Group, Inc. .................    18,016             891,792
GPU, Inc. .......................    12,658             342,557
New Century Energies Inc. .......    11,535             346,050
Niagara Mohawk Holdings Inc.
 (a).............................    18,877             263,098
Northern States Power Co. .......    15,404             310,968
PECO Energy Co. .................    16,891             680,918
PG&E Corp. ......................    38,708             953,185
Pinnacle West Capital Corp. .....     8,500             287,937
PPL Corp. .......................    15,894             348,675
Public Service Enterprise Group
 Inc. ...........................    22,127             766,147
Reliant Energy, Inc. ............    29,870             883,032
Southern Co. (The)...............    64,797           1,510,580
TXU Corp. .......................    26,365             777,768
Unicom Corp. ....................    17,753             686,819
                                                 --------------
                                                     18,745,868
                                                 --------------
ELECTRICAL EQUIPMENT (4.8%)
American Power Conversion Corp.
 (a).............................    19,400             791,762
Cooper Industries, Inc. .........     9,560             311,298
Emerson Electric Co. ............    42,656           2,575,356
General Electric Co. (c).........   985,839          52,249,467
Grainger (W.W.), Inc. ...........     9,479             292,072
Molex Inc. ......................    19,500             938,437
Sanmina Corp. (a)................    13,300           1,137,150
Solectron Corp. (a)..............    59,622           2,496,671
Thomas & Betts Corp. ............     5,758             110,122
                                                 --------------
                                                     60,902,335
                                                 --------------
ELECTRONICS--DEFENSE (0.0%) (B)
PerkinElmer, Inc. ...............     4,552             301,001
                                                 --------------
ELECTRONICS--INSTRUMENTATION
 (0.3%)
Agilent Technologies, Inc. (a)...    45,445           3,351,569
Tektronix, Inc. .................     4,716             348,984
                                                 --------------
                                                      3,700,553
                                                 --------------


                                    SHARES           VALUE
---------------------------------------------------------------
ELECTRONICS--SEMICONDUCTORS
 (7.5%)
Adaptec, Inc. (a)................    10,300      $      234,325
Advanced Micro Devices, Inc.
 (a).............................    14,843           1,146,622
Altera Corp. (a).................    20,000           2,038,750
Analog Devices, Inc. (a).........    35,000           2,660,000
Applied Materials, Inc. (a)......    76,808           6,960,725
Broadcom Corp. (a)...............     5,147           1,126,871
Conexant Systems, Inc. (a).......    21,600           1,050,300
Intel Corp. .....................   334,490          44,717,132
KLA-Tencor Corp. (a).............    18,524           1,084,812
Linear Technology Corp. .........    31,100           1,988,456
LSI Logic Corp. (a)..............    29,996           1,623,534
Maxim Integrated Products, Inc.
 (a).............................    27,900           1,895,456
Micron Technology, Inc. (a)......    54,282           4,780,209
MIPS Technologies, Inc. (a)......       888              34,189
Motorola, Inc. ..................   210,261           6,110,710
National Semiconductor Corp.
 (a).............................    16,951             961,969
Novellus Systems, Inc. (a).......    13,000             735,313
Teradyne, Inc. (a)...............    17,200           1,264,200
Texas Instruments Inc. ..........   163,756          11,247,990
Xilinx, Inc. (a).................    31,800           2,625,487
                                                 --------------
                                                     94,287,050
                                                 --------------
ENGINEERING & CONSTRUCTION (0.0%) (B)
Fluor Corp. .....................     7,617             240,888
                                                 --------------
ENTERTAINMENT (2.4%)
Seagram Co. Ltd. (The)...........    43,137           2,501,946
Time Warner Inc. ................   129,135           9,814,260
Viacom Inc. Class B (a)..........   152,312          10,385,774
Walt Disney Co. (The)............   206,807           8,026,697
                                                 --------------
                                                     30,728,677
                                                 --------------
FINANCIAL--MISCELLANEOUS (4.3%)
AFLAC Inc. ......................    26,800           1,231,125
American Express Co. ............   133,403           6,953,631
American General Corp. ..........    25,286           1,542,446
Associates First Capital Corp.
 Class A.........................    73,379           1,637,269
Citigroup Inc. ..................   337,073          20,308,648
Fannie Mae.......................   100,610           5,250,585
Franklin Resources Inc. .........    24,962             758,221
Freddie Mac......................    70,090           2,838,645
MBIA Inc. .......................    10,057             484,622
MBNA Corp. ......................    80,865           2,193,463
Morgan Stanley Dean Witter &
 Co. ............................   113,070           9,413,078
Price (T. Rowe) Associates,
 Inc. ...........................    12,800             544,000
SLM Holding Corp. ...............    16,451             615,884
                                                 --------------
                                                     53,771,617
                                                 --------------
FOOD (1.3%)
Bestfoods........................    28,113           1,946,825
Campbell Soup Co. ...............    43,930           1,279,461
ConAgra, Inc. ...................    49,211             938,085
General Mills, Inc. .............    29,102           1,113,152
Heinz (H.J.) Co. ................    36,199           1,583,706

10
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD (CONTINUED)
Hershey Foods Corp. .............    14,040      $      683,572
Kellogg Co. .....................    40,858           1,215,526
Nabisco Group Holdings Corp. ....    32,761             849,739
Quaker Oats Co. (The)............    13,617           1,022,977
Ralston-Ralston Purina Group.....    30,640             610,885
Sara Lee Corp. ..................    89,006           1,718,928
Unilever N.V. ...................    57,652           2,479,036
Wrigley (Wm.) Jr. Co. ...........    11,668             935,628
                                                 --------------
                                                     16,377,520
                                                 --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Cardinal Health, Inc. ...........    27,348           2,023,752
McKesson HBOC, Inc. .............    27,993             586,103
SUPERVALU Inc. ..................    12,063             229,951
SYSCO Corp. .....................    33,335           1,404,237
                                                 --------------
                                                      4,244,043
                                                 --------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ..............    39,415             716,860
Homestake Mining Co. ............    26,254             180,496
Newmont Mining Corp. ............    16,887             365,182
Placer Dome Inc. ................    32,900             314,606
                                                 --------------
                                                      1,577,144
                                                 --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The).......     8,716             342,648
Snap-on Inc. ....................     6,562             174,713
Stanley Works (The)..............     8,950             212,563
                                                 --------------
                                                        729,924
                                                 --------------
HEALTH CARE--DIVERSIFIED (3.3%)
Abbott Laboratories..............   153,311           6,831,921
Allergan, Inc. ..................    13,548           1,009,326
American Home Products Corp. ....   130,254           7,652,423
Bristol-Myers Squibb Co. ........   197,073          11,479,502
Johnson & Johnson................   138,944          14,154,920
Mallinckrodt Inc. ...............     7,069             307,060
                                                 --------------
                                                     41,435,152
                                                 --------------
HEALTH CARE--DRUGS (5.8%)
Lilly (Eli) & Co. ...............   109,702          10,956,487
Merck & Co., Inc. ...............   229,662          17,597,851
Pfizer Inc. .....................   624,277          29,965,296
Pharmacia Corp. .................   125,733           6,498,824
Schering-Plough Corp. ...........   146,259           7,386,080
Watson Pharmaceuticals, Inc.
 (a).............................     9,700             521,375
                                                 --------------
                                                     72,925,913
                                                 --------------
HEALTH CARE--HMOS (0.2%)
Aetna Inc. ......................    14,133             907,162
Humana Inc. (a)..................    16,878              82,280


                                    SHARES           VALUE
---------------------------------------------------------------
HEALTH CARE--HMOS (CONTINUED)
UnitedHealth Group Inc. (a)......    16,219      $    1,390,779
Wellpoint Health Networks Inc.
 (a).............................     6,800             492,575
                                                 --------------
                                                      2,872,796
                                                 --------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
HCA-The Healthcare Co. ..........    57,281           1,739,910
Tenet Healthcare Corp. (a).......    31,290             844,830
                                                 --------------
                                                      2,584,740
                                                 --------------
HEALTH CARE--MEDICAL PRODUCTS (1.1%)
Bard (C.R.), Inc. ...............     5,199             250,202
Bausch & Lomb Inc. ..............     5,789             447,924
Baxter International Inc. .......    29,415           2,068,242
Becton, Dickinson & Co. .........    25,230             723,786
Biomet, Inc. ....................    11,355             436,458
Boston Scientific Corp. (a)......    39,948             876,359
Guidant Corp. (a)................    30,465           1,508,017
Medtronic, Inc. .................   120,188           5,986,865
PE Corp.-PE Biosystems Group.....    20,700           1,363,612
St. Jude Medical, Inc. (a).......     8,529             391,268
                                                 --------------
                                                     14,052,733
                                                 --------------
HEALTH CARE--MISCELLANEOUS (0.9%)
ALZA Corp. (a)...................    10,155             600,414
Amgen Inc. (a)...................   103,312           7,257,668
Biogen, Inc. (a).................    15,100             973,950
HEALTHSOUTH Corp. (a)............    41,903             301,178
Manor Care, Inc. (a).............    11,142              77,994
MedImmune, Inc. (a)..............    20,800           1,539,200
Quintiles Transnational Corp.
 (a).............................    11,600             163,850
                                                 --------------
                                                     10,914,254
                                                 --------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc. ........     4,289             116,875
Dana Corp. ......................    16,689             353,598
Eaton Corp. .....................     7,232             484,544
ITT Industries, Inc. ............     8,789             266,966
Navistar International Corp.
 (a).............................     6,458             200,602
PACCAR Inc. .....................     7,909             313,889
                                                 --------------
                                                      1,736,474
                                                 --------------
HOMEBUILDING (0.0%) (B)
Centex Corp. ....................     5,963             140,130
Kaufman & Broad Home Corp. ......     4,123              81,687
Pulte Corp. .....................     4,352              94,112
                                                 --------------
                                                        315,929
                                                 --------------
HOTEL/MOTEL (0.2%)
Carnival Corp. ..................    61,854           1,206,153
Harrah's Entertainment, Inc.
 (a).............................    12,913             270,366

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                    SHARES           VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTEL/MOTEL (CONTINUED)
Hilton Hotels Corp. .............    36,362      $      340,899
Marriott International, Inc.
 Class A.........................    24,751             892,583
                                                 --------------
                                                      2,710,001
                                                 --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong Holdings, Inc. ........     3,988              61,066
Leggett & Platt, Inc. ...........    20,200             333,300
Maytag Corp. ....................     8,874             327,229
Whirlpool Corp. .................     7,651             356,728
                                                 --------------
                                                      1,078,323
                                                 --------------
HOUSEHOLD PRODUCTS (1.3%)
Clorox Co. (The).................    23,680           1,061,160
Colgate-Palmolive Co. ...........    57,592           3,448,321
Fort James Corp. ................    22,226             513,976
Kimberly-Clark Corp. ............    55,801           3,201,582
Procter & Gamble Co. (The).......   130,627           7,478,396
                                                 --------------
                                                     15,703,435
                                                 --------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ............    16,871             389,087
Newell Rubbermaid Inc. ..........    28,592             736,244
Tupperware Corp. ................     5,805             127,710
                                                 --------------
                                                      1,253,041
                                                 --------------
INSURANCE BROKERS (0.3%)
Aon Corp. .......................    25,826             802,220
Marsh & McLennan Cos., Inc. .....    26,785           2,797,359
                                                 --------------
                                                      3,599,579
                                                 --------------
INSURANCE--LIFE (0.2%)
Conseco, Inc. ...................    32,639             318,230
Jefferson-Pilot Corp. ...........    10,767             607,663
Lincoln National Corp. ..........    20,326             734,277
Torchmark Corp. .................    13,464             332,392
UNUMProvident Corp. .............    24,148             484,469
                                                 --------------
                                                      2,477,031
                                                 --------------
INSURANCE--MULTI-LINE (1.6%)
American International Group,
 Inc. ...........................   154,015          18,096,763
CIGNA Corp. .....................    16,247           1,519,094
Hartford Financial Services
 Group, Inc. (The)...............    21,484           1,201,761
                                                 --------------
                                                     20,817,618
                                                 --------------
INSURANCE--PROPERTY & CASUALTY (0.5%)
Allstate Corp. (The).............    74,346           1,654,198
Chubb Corp. (The)................    17,714           1,089,411
Cincinnati Financial Corp. ......    16,390             515,261
Loews Corp. .....................     9,893             593,580


                                    SHARES           VALUE
---------------------------------------------------------------
INSURANCE--PROPERTY & CASUALTY (CONTINUED)
MGIC Investment Corp. ...........    11,072      $      503,776
Progressive Corp. (The)..........     7,422             549,228
SAFECO Corp. ....................    13,773             273,738
St. Paul Cos., Inc. (The)........    21,150             721,744
                                                 --------------
                                                      5,900,936
                                                 --------------
INVESTMENT BANK/BROKERAGE (0.9%)
Bear Stearns Cos., Inc. (The)....    12,364             514,651
Lehman Brothers Holdings Inc. ...    11,909           1,126,145
Merrill Lynch & Co., Inc. .......    37,094           4,265,810
Paine Webber Group Inc. .........    14,600             664,300
Schwab (Charles) Corp. (The).....   134,374           4,518,326
                                                 --------------
                                                     11,089,232
                                                 --------------
LEISURE TIME (0.1%)
Brunswick Corp. .................     9,191             152,226
Harley-Davidson, Inc. ...........    30,400           1,170,400
                                                 --------------
                                                      1,322,626
                                                 --------------
MACHINERY--DIVERSIFIED (0.3%)
Briggs & Stratton Corp. .........     2,377              81,412
Caterpillar Inc. ................    35,408           1,199,446
Deere & Co. .....................    23,411             866,207
Ingersoll-Rand Co. ..............    16,744             673,946
Thermo Electron Corp. (a)........    16,010             337,211
Timken Co. (The).................     6,121             114,004
                                                 --------------
                                                      3,272,226
                                                 --------------
MANUFACTURING--DIVERSIFIED (1.3%)
Crane Co. .......................     6,415             155,965
Danaher Corp. ...................    14,313             707,599
Dover Corp. .....................    20,484             830,882
Honeywell International Inc. ....    79,609           2,681,828
Illinois Tool Works Inc. ........    29,996           1,709,772
Johnson Controls, Inc. ..........     8,540             438,209
Millipore Corp. .................     4,508             339,791
Pall Corp. ......................    12,569             232,526
Parker-Hannifin Corp. ...........    10,984             376,202
Sealed Air Corp. (a).............     8,410             440,474
Tyco International Ltd. .........   168,634           7,989,036
                                                 --------------
                                                     15,902,284
                                                 --------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)................    16,522             152,828
Inco Ltd. (a)....................    19,367             297,768
Phelps Dodge Corp. ..............     7,883             293,149
                                                 --------------
                                                        743,745
                                                 --------------
MISCELLANEOUS (0.5%)
AES Corp. (The) (a)..............    41,558           1,896,084
American Greetings Corp. Class
 A...............................     6,830             129,770
Archer-Daniels-Midland Co. ......    62,234             610,671

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MISCELLANEOUS (CONTINUED)
Minnesota Mining & Manufacturing
 Co. ............................    40,007      $    3,300,578
TRW, Inc. .......................    12,094             524,577
                                                 --------------
                                                      6,461,680
                                                 --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.8%)
Coastal Corp. (The)..............    21,553           1,312,039
Columbia Energy Group............     8,413             552,103
Eastern Enterprises..............     2,323             146,349
El Paso Energy Corp. ............    23,164           1,179,916
Enron Corp. .....................    71,398           4,605,171
NICOR Inc. ......................     4,919             160,483
ONEOK, Inc. .....................     3,019              78,305
Peoples Energy Corp. ............     3,574             115,708
Sempra Energy....................    20,391             346,647
Williams Cos., Inc. (The)........    43,435           1,810,697
                                                 --------------
                                                     10,307,418
                                                 --------------
OFFICE EQUIPMENT & SUPPLIES
 (0.2%)
Pitney Bowes Inc. ...............    27,051           1,082,040
Xerox Corp. .....................    66,747           1,385,000
                                                 --------------
                                                      2,467,040
                                                 --------------
OIL & GAS DRILLING (0.0%) (B)
Rowan Cos., Inc. (a).............     8,466             257,155
                                                 --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Anadarko Petroleum Corp. ........    12,269             605,015
Apache Corp. ....................    11,241             661,111
Burlington Resources Inc. .......    21,447             820,348
Union Pacific Resources Group,
 Inc. ...........................    25,396             558,712
Unocal Corp. ....................    24,511             811,927
                                                 --------------
                                                      3,457,113
                                                 --------------
OIL & WELL--EQUIPMENT & SERVICES (0.7%)
Baker Hughes Inc. ...............    32,955           1,054,560
Halliburton Co. .................    44,338           2,092,200
McDermott International, Inc. ...     5,946              52,399
Schlumberger Ltd. ...............    55,092           4,111,241
Transocean Sedco Forex Inc. .....    20,865           1,114,973
                                                 --------------
                                                      8,425,373
                                                 --------------
OIL--INTEGRATED DOMESTIC (0.5%)
Amerada Hess Corp. ..............     9,210             568,718
Ashland Inc. ....................     7,437             260,760
Conoco Inc. Class B..............    63,045           1,548,543
Kerr-McGee Corp. ................     9,572             564,150
Occidental Petroleum Corp. ......    35,060             738,451
Phillips Petroleum Co. ..........    25,439           1,289,439
Sunoco Inc. .....................     9,124             268,588
Tosco Corp. .....................    15,300             433,181
USX-Marathon Group...............    31,185             781,574
                                                 --------------
                                                      6,453,404
                                                 --------------


                                    SHARES           VALUE
---------------------------------------------------------------
OIL--INTEGRATED INTERNATIONAL
 (3.9%)
Chevron Corp. ...................    65,135      $    5,524,263
Exxon Mobil Corp. ...............   346,863          27,228,745
Royal Dutch Petroleum Co. ADR
 (d).............................   214,233          13,188,719
Texaco Inc. .....................    55,496           2,955,162
                                                 --------------
                                                     48,896,889
                                                 --------------
PAPER & FOREST PRODUCTS (0.3%)
Boise Cascade Corp. .............     5,564             143,968
Georgia-Pacific Group............    17,288             453,810
International Paper Co. .........    48,315           1,440,397
Louisiana-Pacific Corp. .........    10,791             117,352
Mead Corp. (The).................    10,287             259,747
Potlatch Corp. ..................     2,959              98,017
Westvaco Corp. ..................    10,098             250,557
Weyerhaeuser Co. ................    23,784           1,022,712
Willamette Industries, Inc. .....    11,127             303,211
                                                 --------------
                                                      4,089,771
                                                 --------------
PERSONAL LOANS (0.4%)
Capital One Financial Corp. .....    19,838             885,271
Countrywide Credit Industries,
 Inc. ...........................    11,329             343,410
Household International, Inc. ...    48,314           2,008,051
Providian Financial Corp. .......    14,268           1,284,120
                                                 --------------
                                                      4,520,852
                                                 --------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. ...............    31,787           1,891,327
Polaroid Corp. ..................     4,454              80,450
                                                 --------------
                                                      1,971,777
                                                 --------------
POLLUTION CONTROL (0.1%)
Allied Waste Industries, Inc.
 (a).............................    18,900             189,000
Waste Management, Inc. ..........    61,452           1,167,588
                                                 --------------
                                                      1,356,588
                                                 --------------
PUBLISHING (0.1%)
Harcourt General Inc. ...........     7,354             399,874
McGraw-Hill Cos., Inc. (The).....    19,871           1,073,034
Meredith Corp. ..................     5,296             178,740
                                                 --------------
                                                      1,651,648
                                                 --------------
PUBLISHING--NEWSPAPER (0.3%)
Dow Jones & Co., Inc. ...........     9,089             665,769
Gannett Co., Inc. ...............    26,663           1,594,781
Knight-Ridder, Inc. .............     7,916             421,032
New York Times Co. (The) Class
 A...............................    17,791             702,745
Tribune Co. .....................    23,836             834,260
                                                 --------------
                                                      4,218,587
                                                 --------------
RAILROADS (0.3%)
Burlington Northern Santa Fe
 Corp. ..........................    42,731             980,142
CSX Corp. .......................    21,874             463,456
Kansas City Southern Industries,
 Inc. ...........................    11,100             984,431

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                    SHARES           VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
RAILROADS (CONTINUED)
Norfolk Southern Corp. ..........    38,267      $      569,222
Union Pacific Corp. .............    24,940             927,456
                                                 --------------
                                                      3,924,707
                                                 --------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ........    13,065             212,306
McDonald's Corp. ................   133,457           4,395,740
Starbucks Corp. (a)..............    18,300             698,831
Tricon Global Restaurants, Inc.
 (a).............................    15,503             437,960
Wendy's International, Inc. .....    12,422             221,267
                                                 --------------
                                                      5,966,104
                                                 --------------
RETAIL STORES--APPAREL (0.3%)
Gap, Inc. (The)..................    84,935           2,654,219
Limited, Inc. (The)..............    42,934             928,448
TJX Cos., Inc. (The).............    32,420             607,875
                                                 --------------
                                                      4,190,542
                                                 --------------
RETAIL STORES--DEPARTMENT (0.3%)
Dillard's, Inc. Class A..........    10,593             129,764
Federated Department Stores, Inc.
 (a).............................    21,015             709,256
Kohl's Corp. (a).................    32,802           1,824,611
May Department Stores Co.
 (The)...........................    33,660             807,840
Nordstrom, Inc. .................    14,262             344,071
Penney (J.C.) Co., Inc. .........    26,495             488,502
                                                 --------------
                                                      4,304,044
                                                 --------------
RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp. .........     3,869              84,151
Rite Aid Corp. ..................    26,157             171,655
Walgreen Co. ....................   100,621           3,238,739
                                                 --------------
                                                      3,494,545
                                                 --------------
RETAIL STORES--FOOD (0.5%)
Albertson's, Inc. ...............    42,484           1,412,593
Great Atlantic & Pacific Tea Co.,
 Inc. (The)......................     3,778              62,809
Kroger Co. (The) (a).............    83,272           1,837,189
Safeway Inc. (a).................    49,554           2,236,124
Winn-Dixie Stores, Inc. .........    15,059             215,532
                                                 --------------
                                                      5,764,247
                                                 --------------
RETAIL STORES--GENERAL MERCHANDISE (2.4%)
Kmart Corp. (a)..................    49,847             339,583
Sears, Roebuck & Co. ............    35,240           1,149,705
Target Corp. ....................    44,712           2,593,296
Wal-Mart Stores, Inc. ...........   445,212          25,655,341
                                                 --------------
                                                     29,737,925
                                                 --------------


                                    SHARES           VALUE
---------------------------------------------------------------
RETAIL STORES--SPECIALTY (1.8%)
AutoZone, Inc. (a)...............    15,190      $      334,180
Bed Bath & Beyond Inc. (a).......    13,500             489,375
Best Buy Co. Inc. (a)............    20,600           1,302,950
Circuit City Stores-Circuit City
 Group...........................    20,336             674,901
Consolidated Stores Corp. (a)....    11,048             132,576
Costco Wholesale Corp. (a).......    44,164           1,457,412
CVS Corp. .......................    39,425           1,577,000
Dollar General Corp. ............    33,385             651,007
Home Depot, Inc. (The)...........   231,094          11,540,257
Lowe's Cos., Inc. ...............    38,362           1,575,240
Office Depot, Inc. (a)...........    33,100             206,875
RadioShack Corp. ................    19,742             935,277
Staples Inc. (a).................    47,363             728,206
Tiffany & Co. ...................     7,400             499,500
Toys "R" Us, Inc. (a)............    24,553             357,553
                                                 --------------
                                                     22,462,309
                                                 --------------
SHOES (0.1%)
NIKE, Inc. Class B...............    28,141           1,120,363
Reebok International Ltd. (a)....     5,603              89,298
                                                 --------------
                                                      1,209,661
                                                 --------------
SPECIALIZED SERVICES (0.6%)
Block (H&R), Inc. ...............     9,854             319,023
Cendant Corp. (a)................    73,711           1,031,954
Convergys Corp. (a)..............    15,300             793,688
Dun & Bradstreet Corp. (The).....    16,495             472,169
Ecolab Inc. .....................    13,125             512,695
IMS Health Inc. .................    31,920             574,560
Interpublic Group of Cos., Inc.
 (The)...........................    28,172           1,211,396
National Service Industries,
 Inc. ...........................     4,213              82,154
Omnicom Group Inc. ..............    18,036           1,606,331
Young & Rubicam Inc. ............     6,800             388,875
                                                 --------------
                                                      6,992,845
                                                 --------------
SPECIALTY PRINTING (0.0%) (B)
Deluxe Corp. ....................     7,833             184,565
Donnelley (R.R.) & Sons Co. .....    12,943             292,027
                                                 --------------
                                                        476,592
                                                 --------------
STEEL (0.1%)
Allegheny Technologies Inc. .....     9,688             174,384
Bethlehem Steel Corp. (a)........    13,200              47,025
Nucor Corp. .....................     8,873             294,473
USX-U.S. Steel Group.............     8,924             165,652
Worthington Industries, Inc. ....     9,202              96,621
                                                 --------------
                                                        778,155
                                                 --------------

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--LONG DISTANCE (3.1%)
AT&T Corp. ......................   320,597      $   10,138,880
Global Crossing Ltd. (a).........    78,233           2,058,506
Nextel Communications, Inc. Class
 A (a)...........................    72,754           4,451,636
Sprint Corp. (FON Group).........    87,232           4,448,832
Sprint Corp. (PCS Group) (a).....    86,554           5,149,963
WorldCom, Inc. (a)...............   285,342          13,090,064
                                                 --------------
                                                     39,337,881
                                                 --------------
TELEPHONE (3.7%)
ALLTEL Corp. ....................    31,572           1,955,491
Bell Atlantic Corp. .............   154,386           7,844,738
BellSouth Corp. .................   187,923           8,010,218
CenturyTel, Inc. ................    13,900             399,625
GTE Corp. .......................    96,139           5,984,653
Qwest Communications
 International Inc. (a)..........    64,100           3,184,969
SBC Communications Inc. .........   342,909          14,830,814
US West Inc. ....................    50,775           4,353,956
                                                 --------------
                                                     46,564,464
                                                 --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Liz Claiborne, Inc. .............     6,287             221,617
Russell Corp. ...................     3,409              68,180
Springs Industries, Inc. Class
 A...............................     1,820              58,581
V.F. Corp. ......................    12,075             287,536
                                                 --------------
                                                        635,914
                                                 --------------
TOBACCO (0.5%)
Philip Morris Cos. Inc. .........   228,387           6,066,530
UST Inc. ........................    17,220             252,919
                                                 --------------
                                                      6,319,449
                                                 --------------
TOYS (0.1%)
Hasbro, Inc. ....................    19,661             296,144
Mattel, Inc. ....................    42,062             554,692
                                                 --------------
                                                        850,836
                                                 --------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FedEx Corp. (a)..................    28,720           1,091,360
Ryder System, Inc. ..............     6,464             122,412
                                                 --------------
                                                      1,213,772
                                                 --------------
Total Common Stocks (Cost
 $843,562,800)...................                 1,250,575,658(e)
                                                 --------------

                                PRINCIPAL
                                  AMOUNT            VALUE
                                     -------------------------
SHORT-TERM INVESTMENTS (0.6%)
U.S. GOVERNMENT (0.6%)
United States Treasury Bills
 5.68%, due 10/5/00 (c).......  $6,500,000      $    6,401,364
 5.72%, due 10/12/00 (c)......   1,000,000             983,609
                                                --------------
Total Short-Term Investments
 (Cost $7,384,973)............                       7,384,973
                                                --------------
Total Investments
 (Cost $850,947,773) (f)......      100.0%       1,257,960,631(g)
Cash and Other Assets,
 Less Liabilities.............        0.0(b)            15,277
                                    -----          -----------
Net Assets....................      100.0%      $1,257,975,908
                                    =====          ===========

                         CONTRACTS         UNREALIZED
                           LONG          DEPRECIATION(h)
                          -------------------------------
FUTURES CONTRACTS (0.0%) (b)

Standard & Poor's 500
 September 2000........        17             $(869)
                                         ----------
Total Futures Contracts
 (Settlement Value
 $6,239,425) (e).......                       $(869)
                                         ==========

-------
 (a) Non-income producing security.
 (b) Less than one tenth of a percent.
 (c) Segregated as collateral for futures contracts.
 (d) ADR--American Depository Receipt.
 (e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 99.9% of net assets.
 (f) The cost for federal income tax purposes is $851,471,065.
 (g) At June 30, 2000, net unrealized appreciation was $406,489,566, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $476,894,083 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $70,404,517.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2000.

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $850,947,773).............................................       $1,257,960,631
Cash........................................................              105,546
Receivables:
  Investment securities sold................................            3,386,547
  Fund shares sold..........................................            3,193,228
  Dividends and interest....................................            1,078,851
Variation margin receivable on futures contracts............                3,241
Other assets................................................                5,221
                                                                   --------------
        Total assets........................................        1,265,733,265
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................            4,952,169
  Fund shares redeemed......................................            1,526,346
  MainStay Management.......................................              528,314
  Transfer agent............................................              266,078
  NYLIFE Distributors.......................................              257,906
  Custodian.................................................               53,428
  Trustees..................................................                8,950
Accrued expenses............................................              164,166
                                                                   --------------
        Total liabilities...................................            7,757,357
                                                                   --------------
Net assets..................................................       $1,257,975,908
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $      268,184
Additional paid-in capital..................................          837,856,568
Accumulated undistributed net investment income.............            1,754,484
Accumulated undistributed net realized gain on
  investments...............................................           11,084,683
Net unrealized appreciation on investments..................          407,011,989
                                                                   --------------
Net assets applicable to outstanding shares.................       $1,257,975,908
                                                                   ==============
Shares of beneficial interest outstanding...................           26,818,392
                                                                   ==============
Net asset value per share outstanding.......................       $        46.91
Maximum sales charge (3.00% of offering price)..............                 1.45
                                                                   --------------
Maximum offering price per share outstanding................       $        48.36
                                                                   ==============

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  6,975,504
  Interest..................................................       299,517
                                                              ------------
    Total income............................................     7,275,021
                                                              ------------
Expenses:
  Management................................................     3,060,751
  Distribution..............................................     1,530,375
  Transfer agent............................................       709,136
  Shareholder communication.................................        91,579
  Recordkeeping.............................................        74,475
  Custodian.................................................        55,886
  Professional..............................................        45,829
  Registration..............................................        28,839
  Trustees..................................................        16,262
  Miscellaneous.............................................        42,042
                                                              ------------
    Total expenses..........................................     5,655,174
                                                              ------------
Net investment income.......................................     1,619,847
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
  Security transactions.....................................    11,140,562
  Futures transactions......................................    (1,751,130)
                                                              ------------
Net realized gain on investments............................     9,389,432
                                                              ------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (23,357,307)
  Futures transactions......................................       (64,654)
                                                              ------------
Net unrealized loss on investments..........................   (23,421,961)
                                                              ------------
Net realized and unrealized loss on investments.............   (14,032,529)
                                                              ------------
Net decrease in net assets resulting from operations........  $(12,412,682)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $36,212.

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2000*        1999
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   1,619,847    $    5,292,924
  Net realized gain on investments..........................      9,389,432        21,903,883
  Net change in unrealized appreciation on investments......    (23,421,961)      168,170,091
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (12,412,682)      195,366,898
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................             --        (5,158,287)
  From net realized gain on investments.....................             --       (26,146,715)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......             --       (31,305,002)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................    199,201,071       739,024,365
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............             --        31,295,583
                                                              --------------   --------------
                                                                199,201,071       770,319,948
  Cost of shares redeemed...................................   (182,830,618)     (477,483,720)
                                                              --------------   --------------
    Increase in net assets derived from capital share
     transactions...........................................     16,370,453       292,836,228
                                                              --------------   --------------
    Net increase in net assets..............................      3,957,771       456,898,124
NET ASSETS:
Beginning of period.........................................  1,254,018,137       797,120,013
                                                              --------------   --------------
End of period............................................... $1,257,975,908    $1,254,018,137
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  period....................................................  $   1,754,484    $      134,637
                                                              ==============   ==============

-------
* Unaudited.

18
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                             Six months
                                               ended                      Year ended December 31,
                                              June 30,     ------------------------------------------------------
                                               2000+          1999        1998       1997       1996       1995
                                             ----------    ----------   --------   --------   --------   --------
Net asset value at beginning of period.....  $   47.36     $    39.47   $  30.91   $  23.37   $  19.15   $  14.09
                                             ----------    ----------   --------   --------   --------   --------
Net investment income......................       0.06           0.20       0.21       0.30       0.30       0.24
Net realized and unrealized gain (loss) on
  investments..............................      (0.51)          7.69       8.35       7.24       3.92       4.82
                                             ----------    ----------   --------   --------   --------   --------
Total from investment operations...........      (0.45)          7.89       8.56       7.54       4.22       5.06
                                             ----------    ----------   --------   --------   --------   --------
Less dividends and distributions:
From net investment income.................         --          (0.20)     (0.21)     (0.30)     (0.54)     (0.27)
From net realized gain on investments......         --          (0.99)     (0.43)     (0.41)     (0.82)     (0.27)
                                             ----------    ----------   --------   --------   --------   --------
Total dividends and distributions..........         --          (1.19)     (0.64)     (0.71)     (1.36)     (0.54)
                                             ----------    ----------   --------   --------   --------   --------
Reverse share split........................         --           1.19       0.64       0.71       1.36       0.54
                                             ----------    ----------   --------   --------   --------   --------
Net asset value at end of period...........  $   46.91     $    47.36   $  39.47   $  30.91   $  23.37   $  19.15
                                             ==========    ==========   ========   ========   ========   ========
Total investment return (a)................       (0.95)%       19.99%     27.69%     32.26%     22.04%     35.91%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..................    0.26%++           0.50%      0.68%      1.25%       1.8%       1.7%
    Net expenses...........................    0.92%++           0.94%      0.96%      0.80%       0.8%       1.1%
    Expenses (before reimbursement)........    0.92%++           0.94%      0.99%      0.99%       1.0%       1.1%
Portfolio turnover rate....................         2%              3%         4%         3%         3%         4%
Net assets at end of period (in 000's).....  $1,257,976    $1,254,018   $797,120   $435,689   $225,750   $109,308

-------

     Total return is calculated exclusive of sales charge and is
(a)  not annualized.
 +   Unaudited.
++   Annualized.

                                                                              19
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund").

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the

20
-

Notes to Financial Statements unaudited

Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

The Fund went ex-dividend on December 21, 1999, and also underwent a reverse share split on that day. The reverse share split rate was 0.9743 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

                                                                              21
                                                                               -

MainStay Equity Index Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life, serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Monitor Capital Advisors LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Manager earned $3,060,751.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Monitor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.10% of the Fund's average daily net assets.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

22
-

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charge retained by the Distributor was $136,894 for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $709,136.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $12,596 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $74,475 for the six months ended June 30, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $46,987 and $23,959, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

                                                                              23
                                                                               -

MainStay Equity Index Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        SIX MONTHS ENDED           YEAR ENDED
                                                         JUNE 30, 2000*         DECEMBER 31, 1999
                                                        ----------------        -----------------
Shares sold...........................................        4,327                   17,456
Shares issued in reinvestment of dividends and
  distributions.......................................           --                      695
                                                             ------                  -------
                                                              4,327                   18,151
Shares redeemed.......................................       (3,988)                 (11,173)
Reduction of shares due to reverse share split........           --                     (695)
                                                             ------                  -------
Net increase..........................................          339                    6,283
                                                             ======                  =======

-------

 *   Unaudited.

NOTE 7--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the day exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit, equal to the net asset value of a Fund share when purchased plus the value of all dividends and distributions paid during that 10-year period (including cumulative reinvested dividends and distributions attributable to such share) ("Guarantee Share"), is less than the public offering price initially paid for the share including any sales charge paid ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

24
-

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

                                                                              25
                                                                               -

                       This page intentionally left blank

26
-

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSEI11-08/00

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Index Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Government Fund
                                                              versus Lehman Brothers Government Bond Index
                                                              and Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           27

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year -0.54%, 5 Years 4.32%, 10 Years 5.76%

                              [PERFORMANCE GRAPH]

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
PERIOD END                                                FUND               GOVERNMENT BOND INDEX*            INFLATION (CPI)+
----------                                         -------------------       ----------------------            ----------------
12/89                                                  $  9,550                    $ 10,000                       $ 10,000
12/90                                                    10,211                      10,872                         10,625
12/91                                                    11,579                      12,538                         10,942
12/92                                                    12,021                      13,444                         11,265
12/93                                                    12,728                      14,877                         11,574
12/94                                                    12,366                      14,374                         11,875
12/95                                                    14,391                      17,011                         12,184
12/96                                                    14,674                      17,482                         12,587
12/97                                                    16,013                      19,158                         12,801
12/98                                                    17,345                      21,045                         13,007
12/99                                                    16,857                      20,576                         13,356
6/00                                                     17,626                      21,599                         13,632

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -1.84%, 5 Years 4.24%, 10 Years 5.85% Class C Total Returns: 1 Year 2.16%, 5 Years 4.57%, 10 Years 5.85%

                              [PERFORMANCE GRAPH]

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
PERIOD END                                                FUND               GOVERNMENT BOND INDEX*            INFLATION (CPI)+
----------                                         -------------------       ----------------------            ----------------
12/89                                                 $  10,000                    $ 10,000                        $ 10,000
12/90                                                    12,125                      12,538                          10,942
12/91                                                    12,588                      13,444                          11,265
12/92                                                    13,328                      14,877                          11,574
12/93                                                    12,948                      14,374                          11,875
12/94                                                    14,980                      17,011                          12,184
12/95                                                    15,168                      17,482                          12,587
12/96                                                    16,463                      19,158                          12,801
12/97                                                    17,701                      21,045                          13,007
12/98                                                    17,064                      20,576                          13,356
12/99                                                    17,771                      21,599                          13,632
6/00                                                     17,771                      21,599                          13,632

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Government Bond Index includes issues of the U.S. government and its agencies, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and total returns reflect the reinvestment of all income and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The rapid pace of economic expansion in the first quarter of 2000 gave way to indications of a slowing economy in the second quarter. As a series of Federal Reserve interest-rate hikes worked their way into the economy, consumer spending slowed to below the rate of personal income growth. These first signs of a slowing economy, however, did not stop the Federal Reserve from raising interest rates by 25 basis points in both February and March and another 50 basis points in May. While bond prices generally decline when interest rates rise, the government's decision to use a portion of its surplus to repurchase Treasury securities helped to stabilize prices during the first half of 2000.

Ongoing increases in short-term rates took their toll on the short end of the yield curve, but the Federal Reserve's decision to leave rates unchanged in June 2000 caused the prices of short-term securities to rise. Longer-term securities, on the other hand, reacted in the opposite manner, as many investors' appetite for risk increased. As the differences in yield between government and agency securities reached near record levels, many investors moved out of long-term Treasuries seeking to profit as yield spreads narrowed.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Government Fund returned 4.56% for Class A shares and 4.14% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 3.95% return of the average Lipper(1) general U.S. government fund over the same period. All share classes underperformed the 4.97% return of Lehman Brothers Government Bond Index(2) for the six months ended June 30, 2000.

The Fund benefited from its strategy of shortening duration through April then increasing duration in May to take advantage of shifting market preferences and the Federal Reserve's evolving interest-rate policy. The Fund's minimal position in agency securities hurt performance during the second quarter, when these issues outperformed.

U.S. TREASURY AND AGENCY SECURITIES

During the first quarter of 2000, the Fund had little exposure to high-coupon, long-dated Treasuries, which tended to perform well as the government continued to repurchase Treasury securities. Recognizing the potential in these securities, we increased the Fund's exposure to them in the second quarter of 2000, with a positive impact on performance.

The Fund's yield-curve positioning did not materially impact performance during the reporting period. During the second quarter, we positioned the Fund with a bias for steepening, which helped performance in June, but hurt performance earlier in April and May.

-------

(1) See footnote and table on page 8 for more information about Lipper Inc.
(2) See footnote on page 3 for more information about the Lehman Brothers Government Bond Index.

YEAR-BY-YEAR SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/89                                                                            12.17
12/90                                                                             6.92
12/91                                                                            13.40
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
12/99                                                                            -2.81
6/00                                                                              4.56

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

                                  [BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/89                                                                            12.17
12/90                                                                             6.92
12/91                                                                            13.40
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            15.69
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52
12/99                                                                            -3.60
6/00                                                                              4.14

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 8 for more information on performance.

With Treasury securities outperforming in the early months of 2000, the Fund held practically no agency securities. This was consistent with general market sentiment until June, when the Federal Reserve decided to leave rates un-changed. This triggered a sudden surge of activity in agency securities, which pushed prices higher and caused yield spreads to contract in the agency market. Unfortunately, the Fund was not positioned to take advantage of this market shift.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

For most of the first half of 2000, the Fund remained largely neutral in its weightings of collateralized securities. We did, however, decide to overweight the Fund in mortgage-backed bonds issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government, versus those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. This positioning proved positive during the first five months of 2000, but detracted from performance in June when the market became less risk averse. Even so, the net impact for the six-month period was positive for the Fund. The Fund also purchased FNMA 8.5% coupon bonds, seeking to take advantage of what we perceived to be attractive pricing opportunities. The securities had a positive impact on the Fund's performance.

At the short end of the yield curve, the Fund is now overweighted in high-quality asset-backed securities and collateralized mortgage-backed securities, which are providing incremental yields of 75 to 100 basis points while helping to maintain the overall credit quality of the portfolio. The Fund's short-term securities also include floating-rate notes, which we purchased seeking to capture attractive yield spreads and rising interest rates while protecting principal.

LOOKING AHEAD

The fundamental question facing the market during the second half of 2000 will be whether an economic slowdown can be sustained. If economic activity accelerates, we may see another Federal Reserve tightening move. But even if the economy slows, we don't anticipate Federal Reserve easing in the near term. Since the Treasury may continue to buy back debt regardless of economic activity, we expect the yield curve to remain inverted for the foreseeable future. We are likely to increase the Fund's weighting in agency paper, and we will likely look for opportunities to add exposure to mortgage-backed and asset-backed bonds.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Past performance is
no guarantee of
future results.

   TARGETED DIVIDEND POLICY

   The MainStay Government Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first half of 2000, the Fund maintained a stable dividend, which did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/00
Class A           4.14%    5.29%     6.25%          6.42%
Class B           3.16%    4.57%     5.85%          6.13%
Class C           3.16%    4.57%     5.85%          6.13%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/00
Class A          -0.54%    4.32%     5.76%          6.07%
Class B          -1.84%    4.24%     5.85%          6.13%
Class C           2.16%    4.57%     5.85%          6.13%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                       SINCE INCEPTION
                   1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/00
Class A          52 out of    57 out of       n/a           56 out of
                 184 funds    126 funds                    117 funds
Class B          130 out of   100 out of   46 out of        26 out of
                 184 funds    126 funds    50 funds         30 funds
Class C          130 out of      n/a          n/a          120 out of
                 184 funds                                 174 funds
Average Lipper
general U.S.
government fund    3.60%        5.19%        6.82%         6.80%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $7.86       $0.2376      $0.0000
    Class B     $7.84       $0.2058      $0.0000
    Class C     $7.84       $0.2058      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 + Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/00.

MainStay Government Fund

                                 PRINCIPAL
                                   AMOUNT             VALUE
---------------------------------------------------------------
LONG-TERM INVESTMENTS (103.5%)+
ASSET-BACKED SECURITIES (10.4%)

AIRPLANE LEASES (1.0%)
AerCo Ltd.
 Series 1X Class A1
 6.8413%, due 7/15/23 (c).....  $  4,185,000      $   4,184,163
                                                  -------------

AUTO LEASES (2.0%)
Ford Credit Auto Owner Trust
 Series 2000-B Class A3
 6.97%, due 4/15/03 (b).......     3,550,000          3,542,154
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02 (b).......     5,470,000          5,402,172
                                                  -------------
                                                      8,944,326
                                                  -------------
AUTOMOBILES (1.1%)
Daimler Chrysler Auto Trust
 Series 2000-B Class A3
 7.53%, due 5/10/04 (b).......     4,695,000          4,722,513
                                                  -------------

ELECTRIC POWER COMPANY (2.1%)
Boston Edison Co.
 Series 1999-1 Class A2
 6.45%, due 9/15/05 (b).......     4,715,000          4,634,280
West Penn Funding, Inc.
 Series 1999-A Class A4
 6.98%, due 06/25/08 (b)......     4,790,000          4,664,741
                                                  -------------
                                                      9,299,021
                                                  -------------
ELECTRIC SOURCES (0.7%)
PECO Energy Transition Trust
 Series 2000-A Class A2
 7.30%, due 9/1/02 (b)........     2,825,000          2,825,876
                                                  -------------

EQUIPMENT LOANS (2.4%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05 (b).......     5,280,000          5,131,474
CNH Case Equipment Trust
 Series 2000-A Class B
 7.32%, due 2/15/07 (b).......     3,928,554          3,911,465
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (b)......     1,393,708          1,376,189
                                                  -------------
                                                     10,419,128
                                                  -------------
HOME EQUITY LOANS (0.7%)
Southern Pacific Secured
 Assets Corp.
 Series 1997-1 Class A1
 6.81%, due 4/25/27 (c).......     3,191,804          3,189,889
                                                  -------------
---------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                 PRINCIPAL
                                   AMOUNT             VALUE
---------------------------------------------------------------

STUDENT LOANS (0.4%)
Nellie Mae, Inc.
 Series 1996-1 Class A1
 6.6325%, due 12/15/04 (c)....  $  1,512,909      $   1,511,699
                                                  -------------
Total Asset-Backed Securities
 (Cost $45,380,250)...........                       45,096,615
                                                  -------------

MORTGAGE-BACKED SECURITIES (2.2%)

COMMERCIAL MORTGAGE LOANS (COLLATERIZED MORTGAGE OBLIGATIONS)
  (2.2%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35...........     3,060,000          2,863,854
Merrill Lynch Mortgage
 Investors. Inc.
 Series 1995-C2 Class A1
 6.985%, due 6/15/21 (c)......     3,025,991          2,981,872
Salomon Brothers Mortgage
 Securities VII, Inc.
 Series 2000-C1 Class A1
 7.46%, due 11/18/08..........     3,680,000          3,684,379
                                                  -------------
Total Mortgage-Backed
 Securities
 (Cost $9,596,820)............                        9,530,105
                                                  -------------

U.S. GOVERNMENT & FEDERAL AGENCIES (90.9%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.3%)
 5.375%, due 3/15/02..........     9,280,000          9,054,310
 5.625%, due 3/15/01..........    10,000,000          9,919,300
                                                  -------------
                                                     18,973,610
                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (25.0%)
 7.00%, due 11/1/29 (b).......    21,653,661         20,902,495
 7.50%, due 10/1/29 (b).......    21,390,419         21,083,038
 7.50%, due 7/17/30 TBA (a)...    53,795,000         53,021,966
 8.50%, due 7/17/30 TBA (a)...    13,825,000         14,084,219
                                                  -------------
                                                    109,091,718
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (15.3%)
 6.50%, due 7/15/28-5/15/29...    21,701,209         20,616,148
 6.50%, due 8/23/30 TBA (a)...     5,400,000          5,123,250
 7.00%, due 7/24/30 TBA (a)...    42,245,000         41,057,071
                                                  -------------
                                                     66,796,469
                                                  -------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                 PRINCIPAL
                                   AMOUNT             VALUE
---------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

UNITED STATES TREASURY BONDS (36.2%)
 6.25%, due 8/15/23 (d).......  $  9,825,000      $   9,886,406
 6.25%, due 5/15/30 (d).......     7,525,000          7,898,842
 7.50%, due 11/15/16..........     5,165,000          5,817,082
 8.75%, due 8/15/20 (d).......    27,070,000         34,801,733
 8.875%, due 8/15/17..........     8,072,000         10,289,298
 11.25%, due 2/15/15 (d)......    26,590,000         39,137,023
 11.625%, due 11/15/02 (d)....    30,000,000         33,300,000
 12.00%, due 8/15/13 (d)......    12,280,000         16,578,000
                                                  -------------
                                                    157,708,384
                                                  -------------
UNITED STATES TREASURY NOTES (10.1%)
 5.25%, due 8/15/03 (d).......     4,400,000          4,265,228
 5.875%, due 11/30/01 (d).....    20,135,000         19,971,302
 6.25%, due 2/28/02...........     1,360,000          1,355,322
 6.50%, due 2/15/10 (d).......    17,990,000         18,605,618
                                                  -------------
                                                     44,197,470
                                                  -------------
Total U.S. Government &
 Federal Agencies
 (Cost $391,973,263)..........                      396,767,651
                                                  -------------
Total Long-Term Investments
 (Cost $446,950,333)..........                      451,394,371
                                                  -------------

SHORT-TERM INVESTMENTS (21.2%)
FEDERAL AGENCIES (21.2%)

FEDERAL HOME LOAN BANK
  (DISCOUNT NOTE) (5.6%)
 6.39%, due 7/7/00............    13,460,000         13,445,624
 6.41%, due 7/19/00 (b).......     4,700,000          4,684,912
 6.48%, due 7/3/00............     6,345,000          6,342,716
                                                  -------------
                                                     24,473,252
                                                  -------------
FEDERAL MORTGAGE CORP.
 (DISCOUNT NOTE) (7.4%)
 6.29%, due 8/15/00...........    11,545,000         11,452,174
 6.37%, due 7/5/00............     7,210,000          7,204,874
 6.42%, due 7/5/00............    13,530,000         13,520,335
                                                  -------------
                                                     32,177,383
                                                  -------------

                                 PRINCIPAL
                                   AMOUNT             VALUE
---------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (DISCOUNT NOTE) (8.2%)
 6.39%, due 7/25/00 (b).......  $ 10,000,000      $   9,957,218
 6.40%, due 7/17/00 (b).......    10,000,000          9,971,474
 6.41%, due 7/20/00 (b).......     7,875,000          7,848,277
 6.42%, due 8/1/00 (b)........     8,145,000          8,099,827
                                                  -------------
                                                     35,876,796
                                                  -------------
Total Short-Term Investments
 (Cost $92,527,431)...........                       92,527,431
                                                  -------------
Total Investments
 (Cost $539,477,764) (e)......         124.7%       543,921,802(f)
Liabilities in Excess of
 Cash and Other Assets........         (24.7)      (107,575,692)
                                        ----      -------------
Net Assets....................         100.0%     $ 436,346,110
                                        ====      =============

-------
(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
(b) Segregated as collateral for TBA.
(c) Floating rate. Rate shown is the rate in effect at June 30, 2000.
(d) Represents securities out on loan or a portion of which is out on loan. (See note 2)
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At June 30, 2000 net unrealized appreciation was $4,444,038, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,854,134 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $2,410,096.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $539,477,764).............................................       $ 543,921,802
Collateral held for securities loaned, at value (Note 2)....         175,344,254
Cash........................................................               3,643
Receivables:
  Investment securities sold................................           6,375,574
  Interest..................................................           5,295,237
  Fund shares sold..........................................             976,416
                                                                   -------------
        Total assets........................................         731,916,926
                                                                   -------------
LIABILITIES:
Securities lending collateral (Note 2)......................         175,344,254
Payables:
  Investment securities purchased...........................         117,032,898
  Fund shares redeemed......................................             404,642
  NYLIFE Distributors.......................................             341,637
  MainStay Management.......................................             221,718
  Transfer agent............................................             178,126
  Custodian.................................................              26,500
  Trustees..................................................               2,929
Accrued expenses............................................              90,180
Dividend payable............................................           1,927,932
                                                                   -------------
        Total liabilities...................................         295,570,816
                                                                   -------------
Net assets..................................................       $ 436,346,110
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      37,738
  Class B...................................................             517,775
  Class C...................................................                 735
Additional paid-in capital..................................         581,200,945
Accumulated distribution in excess of net investment
  income....................................................            (357,965)
Accumulated net realized loss on investments................        (149,497,156)
Net unrealized appreciation on investments..................           4,444,038
                                                                   -------------
Net assets..................................................       $ 436,346,110
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  29,646,455
                                                                   =============
Shares of beneficial interest outstanding...................           3,773,790
                                                                   =============
Net asset value per share outstanding.......................       $        7.86
Maximum sales charge (4.50% of offering price)..............                0.37
                                                                   -------------
Maximum offering price per share outstanding................       $        8.23
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 406,123,002
                                                                   =============
Shares of beneficial interest outstanding...................          51,777,497
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.84
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $     576,653
                                                                   =============
Shares of beneficial interest outstanding...................              73,519
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.84
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 16,159,177
                                                              ------------
Expenses:
  Distribution--Class B.....................................     1,624,087
  Distribution--Class C.....................................         1,997
  Management................................................     1,385,726
  Service--Class A..........................................        35,362
  Service--Class B..........................................       541,357
  Service--Class C..........................................           667
  Transfer agent............................................       556,884
  Shareholder communication.................................        37,356
  Recordkeeping.............................................        36,360
  Professional..............................................        28,613
  Registration..............................................        18,854
  Trustees..................................................         5,253
  Custodian.................................................         3,811
  Miscellaneous.............................................         8,877
                                                              ------------
    Total expenses..........................................     4,285,204
                                                              ------------
Net investment income.......................................    11,873,973
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (12,566,875)
Net change in unrealized depreciation on investments........    19,130,008
                                                              ------------
Net realized and unrealized gain on investments.............     6,563,133
                                                              ------------
Net increase in net assets resulting from operations........  $ 18,437,106
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $  11,873,973    $  25,461,280
  Net realized loss on investments..........................    (12,566,875)     (29,290,292)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     19,130,008      (16,969,853)
                                                              -------------    -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     18,437,106      (20,798,865)
                                                              -------------    -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (877,064)      (1,500,555)
    Class B.................................................    (11,340,824)     (24,305,589)
    Class C.................................................        (14,050)         (14,601)
  Return of capital:
    Class A.................................................             --         (200,587)
    Class B.................................................             --       (3,249,055)
    Class C.................................................             --           (1,952)
                                                              -------------    -------------
      Total dividends and distributions to shareholders.....    (12,231,938)     (29,272,339)
                                                              -------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     16,990,008       44,753,027
    Class B.................................................     13,418,349       68,966,524
    Class C.................................................        131,633          672,418
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        623,442        1,429,048
    Class B.................................................      7,489,378       21,630,528
    Class C.................................................          9,052           10,429
                                                              -------------    -------------
                                                                 38,661,862      137,461,974
Cost of shares redeemed:
    Class A.................................................    (22,488,287)     (31,746,715)
    Class B.................................................   (104,071,583)    (150,154,715)
    Class C.................................................       (104,098)        (222,503)
                                                              -------------    -------------
      Decrease in net assets derived from capital share
       transactions.........................................    (88,002,106)     (44,661,959)
                                                              -------------    -------------
      Net decrease in net assets............................    (81,796,938)     (94,733,163)
NET ASSETS:
Beginning of period.........................................    518,143,048      612,876,211
                                                              -------------    -------------
End of period...............................................  $ 436,346,110    $ 518,143,048
                                                              =============    =============
Accumulated distribution in excess of net investment at the
  end of period.............................................  $    (357,965)   $          --
                                                              =============    =============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                Class A
                                                      ------------------------------------------------------------
                                                      Six months
                                                        ended                  Year ended December 31,
                                                       June 30,    -----------------------------------------------
                                                        2000+       1999      1998      1997      1996      1995
                                                      ----------   -------   -------   -------   -------   -------
Net asset value at beginning of period.............    $  7.75     $  8.46   $  8.27   $  8.06   $  8.41   $  7.76
                                                       -------     -------   -------   -------   -------   -------
Net investment income..............................       0.22        0.42      0.43      0.50      0.50      0.58
Net realized and unrealized gain (loss) on
  investments......................................       0.13       (0.65)     0.24      0.21     (0.35)     0.65
                                                       -------     -------   -------   -------   -------   -------
Total from investment operations...................       0.35       (0.23)     0.67      0.71      0.15      1.23
                                                       -------     -------   -------   -------   -------   -------
Less dividends and distributions:
  From net investment income.......................      (0.24)      (0.42)    (0.43)    (0.50)    (0.50)    (0.58)
  In excess of net investment income...............         --          --        --        --        --     (0.00)(b)
  Return of capital................................         --       (0.06)    (0.05)       --        --        --
                                                       -------     -------   -------   -------   -------   -------
Total dividends and distributions..................      (0.24)      (0.48)    (0.48)    (0.50)    (0.50)    (0.58)
                                                       -------     -------   -------   -------   -------   -------
Net asset value at end of period...................    $  7.86     $  7.75   $  8.46   $  8.27   $  8.06   $  8.41
                                                       =======     =======   =======   =======   =======   =======
Total investment return (a)........................       4.56%      (2.81)%    8.32%     9.12%     1.97%    16.38%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..........................       5.85%++     5.17%     5.20%     6.23%      6.3%      7.3%
    Expenses.......................................       1.15%++     1.13%     1.12%     1.09%      1.0%      1.0%
Portfolio turnover rate............................        196%        255%      371%      338%      307%      540%
Net assets at end of period (in 000's).............    $29,646     $34,116   $22,189   $17,114   $16,413   $12,784

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                 Class C
    -----------------------------------------------------------------   -----------------------------------------
    Six months                                                          Six months                  September 1,*
      ended                    Year ended December 31,                    ended       Year ended       through
     June 30,    ----------------------------------------------------    June 30,    December 31,   December 31,
      2000+        1999       1998       1997       1996       1995       2000+          1999           1998
    ----------   --------   --------   --------   --------   --------   ----------   ------------   -------------
     $   7.73    $   8.44   $   8.25   $   8.04   $   8.41   $   7.76    $   7.73      $   8.44       $   8.43
     --------    --------   --------   --------   --------   --------    --------      --------       --------
         0.19        0.36       0.37       0.45       0.46       0.54        0.19          0.36           0.12
         0.13       (0.66)      0.24       0.21      (0.37)      0.65        0.13         (0.66)          0.03
     --------    --------   --------   --------   --------   --------    --------      --------       --------
         0.32       (0.30)      0.61       0.66       0.09       1.19        0.32         (0.30)          0.15
     --------    --------   --------   --------   --------   --------    --------      --------       --------
        (0.21)      (0.36)     (0.37)     (0.45)     (0.46)     (0.54)      (0.21)        (0.36)         (0.12)
           --          --         --         --         --      (0.00)(b)        --          --             --
           --       (0.05)     (0.05)        --         --         --          --         (0.05)         (0.02)
     --------    --------   --------   --------   --------   --------    --------      --------       --------
        (0.21)      (0.41)     (0.42)     (0.45)     (0.46)     (0.54)      (0.21)        (0.41)         (0.14)
     --------    --------   --------   --------   --------   --------    --------      --------       --------
     $   7.84    $   7.73   $   8.44   $   8.25   $   8.04   $   8.41    $   7.84      $   7.73       $   8.44
     ========    ========   ========   ========   ========   ========    ========      ========       ========
         4.14%     (3.60%)      7.52%      8.54%      1.25%     15.69%       4.14%       (3.60%)          1.75%
         5.10%++     4.42%      4.45%      5.67%       5.7%       6.7%       5.10%++       4.42%          4.45%++
         1.90%++     1.88%      1.87%      1.65%       1.6%       1.7%       1.90%++       1.88%          1.87%++
          196%        255%       371%       338%       307%       540%        196%          255%           371%
     $406,123    $483,495   $590,592   $636,491   $782,970   $990,184    $    577      $    532       $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures

Notes to Financial Statements unaudited

approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At June 30, 2000, the Fund had portfolio securities on loan with a market value of $170,077,556 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

MainStay Government Fund

Net income earned by the Fund for securities lending transactions amounted to $273,814, net of broker fees and rebates, for the six months ended June 30, 2000, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 2000:

                                                                SHARES         VALUE
                                                              -----------   ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    2,132,298   $  2,132,298
                                                                            ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
Aesop Funding Corp.
  7.06%, due 7/5/00.........................................  $ 4,250,000      4,246,671
Bavaria Universal Funding Corp.
  6.65%, due 7/24/00........................................   10,000,000      9,957,769
Crown Point Capital Co.
  6.65%, due 7/12/00........................................   10,268,000     10,247,230
First Express Funding Corp.
  6.96%, due 7/6/00.........................................   15,000,000     14,985,521
Morgan Stanley Dean Witter & Co.
  7.26%, due 8/7/00.........................................   20,000,000     20,000,386
Public Square Funding L.L.C.
  6.72%, due 7/26/00........................................    9,640,000      9,595,281
Washington Gas Light Co.
  7.10%, due 7/3/00.........................................    3,000,000      2,998,817
                                                                            ------------
                                                                              72,031,675
                                                                            ------------
REPURCHASE AGREEMENTS
Bear Stearns Securities Corp.
  6.70%, due 7/3/00
  (Collateralized by
  $12,410,873 GMAC Commercial Mortgage Corp.
    7.0103%, due 9/20/05 Market Value $12,410,873
  $660,000 GMAC Commercial Mortgage Corp.
    7.1015%, due 9/20/12 Market Value $660,000
  $9,441,900 PNC Mortgage Acceptance Corp.
    6.44%, due 6/25/29 Market Value $9,092,720
  $145,000 PNC Mortgage Acceptance Corp.
    7.33%, due 10/10/09 Market Value $651,983)..............   20,050,000     20,050,000

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
REPURCHASE AGREEMENTS (continued)
Credit Suisse First Boston Corp.
  7.17%, due 7/3/00
  (Collateralized by
  $407,987 Commonwealth Edison Co.
    7.375%, due 9/15/02 Market Value $407,987
  $6,112,960 Kinder Morgan Inc.
    6.65%, due 3/1/05 Market Value $6,112,960
  $19,104,330 Millennium America Inc.
    7.00%, due 11/15/06 Market Value $19,104,330)...........  $25,000,000   $ 25,000,000
Deutsche Bank Securities
  7.19%, due 7/3/00
  (Collateralized by
  $6,494,373 German Hong Kong Residential
    Mortgage Funding Ltd.
    7.5275%, due 10/18/27 Market Value $6,494,373)..........    6,367,031      6,367,031
Morgan (J.P.) Securities Inc.
  6.95%, due 7/3/00
  (Collateralized by
  $20,396,256 Bank of America Corp.
    6.75%, due 9/15/05 Market Value $20,812,706
  $5,105,464 Caterpillar Financial Service Corp.
    6.51%, due 6/5/02 Market Value $5,188,707)..............   24,763,250     24,763,250
Prudential Securities Inc.
  7.25%, due 7/3/00
  (Collateralized by
  $2,934,678 First Data Corp.
    6.625%, due 4/1/03 Market Value $2,983,551
  $3,416,034 Merrill Lynch Mortgage Investors, Inc.
    7.325%, due 6/15/18 Market Value $3,416,034
  $1,201,598 Morgan Stanley Dean Witter & Co.
    8.00%, due 6/15/10 Market Value $1,201,598
  $2,808,700 News America Holdings Inc.
    7.375%, due 10/17/08 Market Value $2,852,539
  $2,327,600 Pegasus Aviation Lease Securitization
    5.878%, due 3/25/29 Market Value $2,327,600
  $1,852,052 Residential Asset Securities Corp.
    6.39%, due 4/25/27 Market Value $1,852,052

MainStay Government Fund

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
REPURCHASE AGREEMENTS (continued)
Prudential Securities Inc.
  7.25%, due 7/3/00
  (Collateralized by (continued)
  $3,758,225 Small Business Administration
    10.125%, due 6/25/09 Market Value $3,758,225
  $1,022,435 Small Business Administration
    10.625%, due 7/25/06 Market Value $1,022,435
  $1,391,156 Temple-Inland Inc.
    6.75%, due 3/1/09 Market Value $1,425,557
  $2,496,250 Transamerica Financial Corp.
    7.0275%, due 9/17/01 Market Value $2,500,912
  $2,764,827 U.S. Treasury Note
    5.50%, due 8/15/28 Market Value $2,826,701).............  $25,000,000   $ 25,000,000
                                                                            ------------
                                                                             101,180,281
                                                                            ------------
Total investment made with cash collateral..................                $175,344,254
                                                                            ============

Non-cash collateral received and held by the Fund at June 30, 2000:

                                                                               VALUE
                                                                            ------------
United States Treasury Bonds
  6.125%, due 11/15/27......................................       50,000   $     50,250
  6.25%, due 8/15/23........................................      965,000        993,950
  6.375%, due 8/15/27.......................................       81,000         85,278
  6.875%, due 8/15/25.......................................      305,000        339,598
  8.125%, due 8/15/19.......................................       75,000         92,836
                                                                            ------------
Total non-cash collateral...................................                $  1,561,912
                                                                            ============
Total collateral............................................                $176,906,166
                                                                            ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $1 billion. For the six months ended June 30, 2000 the Manager earned $1,385,726. It was not necessary for the Manager to waive part of its fee during the period.

MainStay Government Fund

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $318 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $473, $194,959 and $186, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $556,884.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $4,956 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $36,360 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for federal income tax purposes, capital loss carryforwards of $136,500,819 were available, as shown in the table below, to the extent provided by regulations, to offset future realized gains of the Fund through 2007. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                        AMOUNT
AVAILABLE THROUGH                                                  (000'S)
-----------------                                                  --------
2002........................................................       $ 91,253
2004........................................................         13,291
2005........................................................          1,897
2007........................................................         30,060
                                                                   --------
                                                                   $136,501
                                                                   ========

The Fund has elected, to the extent provided by the regulations, to treat approximately $290,430 of qualifying capital losses that arose during the prior year (after October 31, 1999) as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of U.S. Government securities were $873,101 and $831,701, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $27,944 and $97,584, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

MainStay Government Fund

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                   JUNE 30, 2000*                  DECEMBER 31, 1999
                                             ---------------------------      ---------------------------
                                             CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                             -------   -------   -------      -------   -------   -------
Shares sold................................   2,181      1,726      17         5,540      8,457      85
Shares issued in reinvestment of dividends
  and distributions........................      80        967       1           178      2,696       1
                                             ------    -------     ---        ------    -------     ---
                                              2,261      2,693      18         5,718     11,153      86
Shares redeemed............................  (2,891)   (13,425)    (13)       (3,938)   (18,629)    (28)
                                             ------    -------     ---        ------    -------     ---
Net increase (decrease)....................    (630)   (10,732)      5         1,780     (7,476)     58
                                             ======    =======     ===        ======    =======     ===

-------

 *   Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSG11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Government Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay High Yield
                                                              Corporate Bond Fund versus Credit Suisse
                                                              First Boston High Yield Index and
                                                              Inflation--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            23
                                                              Notes to Financial Statements                   28
                                                              The MainStay(R) Funds                           38

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay High Yield
Corporate Bond Fund versus Credit Suisse First Boston High Yield Index and Inflation

CLASS A SHARES Total Returns: 1 Year -0.05%, 5 Years 8.90%, 10 Years 12.11%

                              [PERFORMANCE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
PERIOD END                                        CORPORATE BOND FUND          HIGH YIELD INDEX*            INFLATION (CPI)+
----------                                        -------------------      --------------------------       ----------------
12/89                                          $          9,550            $          10,000            $           10,000
12/90                                                     8,801                        9,363                        10,625
12/91                                                    11,641                       13,459                        10,942
12/92                                                    14,161                       15,703                        11,265
12/93                                                    17,227                       18,671                        11,574
12/94                                                    17,485                       18,492                        11,875
12/95                                                    21,031                       21,709                        12,184
12/96                                                    24,465                       24,403                        12,587
12/97                                                    27,451                       27,485                        12,801
12/98                                                    28,019                       27,645                        13,007
12/99                                                    30,913                       28,552                        13,356
6/00                                                     31,417                       28,414                        13,632

CLASS B AND CLASS C SHARES Class B Total Returns: 1 Year -1.14%, 5 Years 8.91%, 10 Years 12.23%
                           Class C Total Returns: 1 Year  2.86%, 5 Years 9.19%,
10 Years 12.23%

                              [PERFORMANCE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
PERIOD END                                        CORPORATE BOND FUND          HIGH YIELD INDEX*            INFLATION (CPI)+
----------                                        -------------------      --------------------------       ----------------
12/89                                          $         10,000            $          10,000            $           10,000
12/90                                                     9,215                        9,363                        10,625
12/91                                                    12,189                       13,459                        10,942
12/92                                                    14,828                       15,703                        11,265
12/93                                                    18,038                       18,671                        11,574
12/94                                                    18,308                       18,492                        11,875
12/95                                                    21,918                       21,709                        12,184
12/96                                                    25,331                       24,403                        12,587
12/97                                                    28,527                       27,485                        12,801
12/98                                                    28,627                       27,645                        13,007
12/99                                                    31,350                       28,552                        13,356
6/00                                                     31,739                       28,414                        13,632

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Total returns reflect reinvestment of all income and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------

(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Credit Suisse First Boston High Yield Index.
(3) Debt rated BB by Standard & Poor's is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which, could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first half of 2000, the biggest drivers in the high-yield market were rising interest rates, rising high-yield default rates, and poor liquidity. During the reporting period, the Federal Reserve increased the targeted federal funds rate by 25 basis points on February 2 and again on March 21, then by 50 basis points on May 16, 2000. Rising interest rates had a negative impact on high-yield returns.

During the six-month reporting period, default rates rose above historical levels, reaching 5% of the market on an annualized basis. The combination of rising interest rates and above-average defaults sparked investors to pull money out of the high-yield market, with five of six months showing net redemptions from mutual funds pursuing high current yields.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay High Yield Corporate Bond Fund returned 1.63% for Class A shares and 1.24% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -1.66% return of the average Lipper(1) high current yield fund and the -0.48% return of the Credit Suisse First Boston High Yield Index(2) over the same period.

The Fund's strong relative performance during the reporting period was largely due to careful credit analysis. Amid difficult market conditions and net redemptions for the asset class, there were fewer positive credit events in the high-yield market than in the first six months of 1999, underscoring the importance of disciplined research in security selection.

The Fund managed its duration closely within the range of major high-yield benchmarks to avoid imbedding an implicit interest-rate bet in the Fund's portfolio. This strategy had a slightly negative impact on the Fund, since securities rated BB, which tend to have longer duration, outperformed securities rated B, which the Fund overweighted during the reporting period. While higher-quality securities outperformed, the Fund benefited from higher yields among single-B credits,(3) and we believe they may enhance performance in later periods.

TOP-PERFORMING SECURITIES

Many of the Fund's top-performing securities had declined in the second half of 1999 and rebounded during the first half of 2000. IPC Magazines benefited as investors became more confident that operating momentum was improving and that the firm might be acquired by an investment-grade buyer. UIH Australia,

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                              [PERFORMANCE CHART]

PERIOD RND                                                    TOTAL RETURN %
----------                                                    ------------
12/89                                                         -5.04
12/90                                                         -7.85
12/91                                                         32.27
12/92                                                         21.65
12/93                                                         21.65
12/94                                                          1.50
12/95                                                         20.28
12/96                                                         16.33
12/97                                                         12.20
12/98                                                          2.07
12/99                                                         10.33
6/00                                                           1.63
Past performance is no guarantee of future results. The returns reflect the historical performance of the Class B shares through 12/98. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

                              [PERFORMANCE CHART]

PERIOD RND                                                    TOTAL RETURN %
----------                                                    ------------
12/89                                                         -5.04
12/90                                                         -7.85
12/91                                                         32.27
12/92                                                         21.65
12/93                                                         21.65
12/94                                                          1.50
12/95                                                         19.71
12/96                                                         15.58
12/97                                                         11.55
12/98                                                          1.31
12/99                                                          9.51
6/00                                                           1.24
Past performance is no guarantee of future results. Class C
  share returns reflect the historical performance of the
  Class B shares through 8/98. See footnote * on page 10 for more information on performance.

the Fund's largest position at the end of the reporting period, contributed positively to performance as many investors concluded that the bonds will be called in mid-2001. Cirrus Logic convertibles also contributed positively to performance, as the stock and bonds both rallied on a stronger earnings outlook and news that the company was actively repurchasing its bonds.

SIGNIFICANT PURCHASES AND SALES

During the reporting period, the Fund increased its cable exposure by purchasing Charter Communications, Adelphia Communications, and Cablevision

-------
(4) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. You cannot invest directly in an index.

SA as spreads widened. We moved to a market-weighted position in the telecommunications and Internet software and services sectors, by purchasing Exodus Communications, Crown Castle, PSINet, and Nextel Communications bonds. Following the sharp decline in the NASDAQ Composite Index,(4) the Fund bought several "busted converts" or convertibles whose underlying stock had fallen to a point where the convertible feature was virtually valueless. As the NASDAQ rebounded, we sold the securities with a positive impact on performance. We continue to hold Internet Capital Group and Digital Island bonds, both of which yield more than 15% and have strong asset coverage.

We cut our position in the theatre sector, selling Loews Cineplex and United Artist bonds during the first half, with a negative impact on the Fund's performance. While both credits appeared to have adequate asset coverage, continued capital expansion and a tough operating environment caused us to reassess our valuation methodology. We also sold G&G Retail at a loss after learning that the company would have weak second-quarter operating results. While each of these sales had a negative impact on the Fund's performance, by the end of the reporting period all of these issues were trading below the Fund's sale prices. As a result, we believe the sales were timely and beneficial.

SECTOR WEIGHTINGS

In terms of sector weightings, the Fund closed the first half of the year positioned much the way it started. There were no major changes in our exposure to countries as the Fund's emerging-market exposure remained low and its European exposure reflected a market weighting.

During the reporting period, the Fund did increase its weighting in telecommunications. This sector has seen a decline during the year, as several telecom credits have missed earnings, run out of liquidity, or issued new securities, causing spreads to widen. Seeking to take advantage of low valuations and the possibility of positive events in a rapidly consolidating industry, the Fund has moved from an underweighted position to a market weight in the telecommunications sector. The Fund remains focused on companies with strong asset coverage, unique assets, and solid management.

As of the end of June 2000, the Fund remained overweighted in health care, utilities, real estate, and financials. These sectors offer what we believe to be attractive default-adjusted spreads and should perform well in a slowing economy. The Fund remains underweighted in economically sensitive industries, including automotive, steel, housing, paper, and energy. While we maintained a positive view of the energy sector during the reporting period, we did not believe valuations justified giving the sector a market weighting.

LOOKING AHEAD

During the first half of 2000, high-yield spreads widened from 573 basis points over Treasuries to 728 basis points. At current yields, we believe the market is attractive, since investors are receiving a 120% premium over 10-year Treasuries. In particular, we believe the lower-quality portion of the market offers the best value, as spreads on securities rated B are substantially wider than spreads on BB-rated bonds.

While default rates impact returns and have received considerable negative press, we believe that the market has already accounted for higher default rates than most analysts are forecasting. Given yields of 13% and higher, we believe the asset class should perform well even with a high default rate--and particularly well if the Federal Reserve is nearing the end of its moves to raise interest rates.

If the U.S. economy experiences anything other than a soft landing, our outlook would change. We believe that higher default rates would cause high-yield securities to underperform. In our view, a significant increase in inflation would also threaten the high-yield market, causing Treasury yields to widen substantially. Although we view these scenarios as unlikely, if they were to occur, we would probably seek to upgrade the quality of the portfolio, since higher-quality issues would be likely to outperform.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities, with capital appreciation as a secondary objective.

Donald Morgan
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Past performance is no guarantee of future results.

   TARGETED DIVIDEND POLICY

   The MainStay High Yield Corporate Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In April 2000, the Fund increased its dividend to reflect a higher level of current earnings within the Fund. The increase did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/00
Class A               4.66%    9.91%     12.63%          9.96%
Class B               3.86%    9.19%     12.23%          9.68%
Class C               3.86%    9.19%     12.23%          9.68%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/00
Class A              -0.05%    8.90%     12.11%         9.60%
Class B              -1.14%    8.91%     12.23%         9.68%
Class C              2.86%     9.19%     12.23%         9.68%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                           SINCE INCEPTION
                       1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/00
Class A              27 out of    3 out of        n/a            3 out of
                     351 funds    122 funds                    108 funds
Class B              35 out of    7 out of     2 out of          3 out of
                     351 funds    122 funds    53 funds         33 funds
Class C              35 out of       n/a          n/a           16 out of
                     351 funds                                 292 funds
Average Lipper high
current yield fund     -0.77%       6.42%        9.72%         8.18%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $7.17       $0.3576      $0.0000
    Class B     $7.16       $0.3294      $0.0000
    Class C     $7.16       $0.3294      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 + Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/00.

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
LONG-TERM BONDS (84.0%)+
ASSET-BACKED SECURITIES (1.7%)

ELECTRIC POWER COMPANIES (1.4%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17............  $  19,080,000      $   18,574,762
 9.67%, due 1/2/29............     20,000,000          19,981,800
Midland Funding Corp. I
 Series C-91
 10.33%, due 7/23/02..........      9,862,810          10,094,764
 Series C-94
 10.33%, due 7/23/02..........      2,045,879           2,093,994
                                                   --------------
                                                       50,745,320
                                                   --------------
ENTERTAINMENT (0.1%)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 95-A
 9.30%, due 7/1/15............      8,241,092           5,493,759
                                                   --------------

EQUIPMENT LOANS (0.2%)
S-C Aircraft
 Series 1997-C
 11.00%, due 7/1/04 (c)(d)....      7,377,772           6,998,997
                                                   --------------

Total Asset-Backed Securities
 (Cost $64,974,942)...........                         63,238,076
                                                   --------------

CONVERTIBLE BONDS (3.3%)

BEVERAGES--SOFT DRINKS (0.1%)
Triarc Companies, Inc.
 (zero coupon), due 2/9/18....     11,960,000           2,975,050
                                                   --------------

ELECTRONICS--COMPONENTS (0.6%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03..........     24,402,000          21,656,775
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (e)........      2,270,000           1,861,400
TVX Gold, Inc.
 5.00%, due 3/28/02...........      3,750,000           2,662,500
                                                   --------------
                                                        4,523,900
                                                   --------------
HOTEL/MOTEL (0.1%)
Hilton Hotels Corp.
 5.00%, due 5/15/06...........      2,515,000           1,989,994
MeriStar Hospitality Corp.
 4.75%, due 10/15/04..........      3,663,000           2,834,246
                                                   --------------
                                                        4,824,240
                                                   --------------
-----------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (0.7%)
Digital Island, Inc.
 6.00%, due 2/15/05...........  $  17,640,000      $   12,678,750
Internet Capital Group, Inc.
 5.50%, due 12/21/04..........     17,315,000          11,319,681
                                                   --------------
                                                       23,998,431
                                                   --------------
PAPER & FOREST PRODUCTS (0.3%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02 (e)........      9,880,000           9,383,886
                                                   --------------

TELECOMMUNICATIONS (0.7%)
Efficient Networks, Inc.
 5.00%, due 3/15/05 (c).......      7,195,000           5,396,250
Premiere Technologies, Inc.
 5.75%, due 7/1/04............     19,850,000          12,431,063
Technology Resources
 Industries Berhad
 (zero coupon), due 10/31/04
 (f)..........................      5,685,000           5,969,250
 2.75%, due 11/28/04 (e)(f)...      2,495,000           2,519,950
                                                   --------------
                                                       26,316,513
                                                   --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.7%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03 (e).......     22,314,000          23,623,876
 2.50%, due 4/11/03 (c)(e)....      3,100,000           3,281,970
                                                   --------------
                                                       26,905,846
                                                   --------------
Total Convertible Bonds
 (Cost $112,128,579)..........                        120,584,641
                                                   --------------

CORPORATE BONDS (56.6%)

AEROSPACE/DEFENSE (0.2%)
Pacific Aerospace &
 Electronics, Inc.
 11.25%, due 8/1/05...........     10,120,000           5,667,200
                                                   --------------

AIRLINES (0.3%)
Valujet, Inc.
 10.25%, due 4/15/01 .........     10,660,000           9,594,000
                                                   --------------

AUTO PARTS & EQUIPMENT (0.7%)
Genetek, Inc.
 11.00%, due 8/1/09...........     25,610,000          25,930,125
                                                   --------------

BANKS (0.9%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08............     37,695,000          32,511,938
RB Asset, Inc.
 Series A
 8.00%, due 1/15/06
 8.50%, beginning 1/15/02
 (g)..........................        778,200             606,996
                                                   --------------
                                                       33,118,934
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 (unaudited)

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

BROADCAST/MEDIA (2.2%)
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02....  $  34,040,000      $   19,402,800
 14.50%, due 5/15/09..........     46,715,000          42,977,800
Maxwell Communications Corp.,
 PLC
 Facility A (f)(h)(j).........      9,973,585             299,208
Pratama Datakom Asia B.V.
 12.75%, due 7/15/05 (c)......     22,550,000           3,833,500
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.....     12,470,000           8,043,150
Young America Corp.
 Series B
 11.625%, due 2/15/06.........     12,965,000           8,184,156
                                                   --------------
                                                       82,740,614
                                                   --------------
CABLE TV (7.8%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03....     43,290,000          27,272,700
Adelphia Communications Corp.
 Series B
 8.375%, due 2/1/08...........     10,535,000           9,310,306
 9.375%, due 11/15/09.........      2,960,000           2,738,000
 Series B
 9.875%, due 3/1/07...........     11,450,000          10,963,375
Cablevision S.A.
 13.75%, due 4/30/07 (c)......     24,000,000          22,320,000
Charter Communications
 Holdings, L.L.C.
 (zero coupon), due 4/1/11
 9.92%, beginning 4/1/04......      1,440,000             817,200
 (zero coupon), due 1/15/10
 11.75%, beginning 1/15/05....     81,475,000          46,338,906
 10.00%, due 4/1/09...........     14,615,000          14,103,475
Diamond Cable Communications,
 PLC
 13.25%, due 9/30/04..........     11,200,000          11,774,000
Supercanal Holdings S.A.
 11.50%, due 5/15/05 (c)(f)...      3,845,000           1,653,350
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01....    135,325,000         124,499,000
 Series D
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01....     16,330,000          15,023,600
                                                   --------------
                                                      286,813,912
                                                   --------------
CHEMICALS (0.4%)
Agriculture Minerals & Chemicals, Inc.
 10.75%, due 9/30/03..........     23,690,000          14,154,775
                                                   --------------
CHEMICALS--SPECIALTY (0.5%)
General Chemical Industrial Products, Inc.
 10.625%, due 5/1/09..........      6,160,000           5,359,200
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10.........     11,130,000          11,449,987
                                                   --------------
                                                       16,809,187
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
COMMUNICATIONS--EQUIPMENT (0.1%)
CellNet Data Systems, Inc.
 (zero coupon), due 10/1/07
 14.00%, beginning 10/1/02
 (f)(h).......................  $   8,390,000      $      618,762
Metromedia Fiber Network, Inc.
 10.00%, due 12/15/09.........      2,330,000           2,295,050
                                                   --------------
                                                        2,913,812
                                                   --------------
COMMERCIAL SERVICES SPECIALIZED (0.4%)
APCOA, Inc.
 9.25%, due 3/15/08...........     11,050,000           3,881,313
Building One Services Corp.
 10.50%, due 5/1/09...........     15,270,000          12,979,500
                                                   --------------
                                                       16,860,813
                                                   --------------
COMPUTER SYSTEMS (0.2%)
Unisys Corp.
 11.75%, due 10/15/04.........      5,500,000           5,857,500
                                                   --------------

CONSTRUCTION & HOUSING (0.1%)
Iron Age Corp.
 9.875%, due 5/1/08...........      3,110,000           2,052,600
                                                   --------------

CONSUMER PRODUCTS (0.7%)
Selmer Co., Inc.
 11.00%, due 5/15/05..........     22,680,000          23,360,400
 11.00%, due 5/15/05 (c)......      1,500,000           1,545,000
                                                   --------------
                                                       24,905,400
                                                   --------------
COSMETICS/PERSONAL CARE (0.7%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........     26,275,000          25,224,000
                                                   --------------

ELECTRIC POWER COMPANIES (3.0%)
CMS Energy Corp.
 8.00%, due 7/1/01............     27,780,000          27,355,466
 8.375%, due 7/1/03...........     17,000,000          16,434,631
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11..........     15,800,000          13,988,214
PSEG Energy Holdings, Inc.
 10.00%, due 10/1/09 (c)......     33,280,000          34,923,666
Western Resources, Inc.
 6.25%, due 8/15/18 (k).......      9,450,000           8,196,817
 6.875%, due 8/1/04...........     12,180,000          10,682,347
                                                   --------------
                                                      111,581,141
                                                   --------------
ELECTRONICS--COMPONENTS (0.1%)
Aavid Thermal Technologies,
 Inc.
 12.75%, due 2/1/07...........      2,000,000           1,880,000
                                                   --------------

ELECTRONICS--SEMICONDUCTORS (0.3%)
Micron Technology, Inc.
 6.50%, due 9/30/05 (c).......     12,000,000           9,960,000
                                                   --------------

ENERGY SOURCES (0.3%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........     11,390,000          11,247,625
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

ENGINEERING & CONSTRUCTION (0.6%)
Cathay International Ltd.
 13.50%, due 4/15/08 (c)......  $  30,000,000      $   15,000,000
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(f)....     13,438,000           6,181,480
                                                   --------------
                                                       21,181,480
                                                   --------------
ENTERTAINMENT (2.0%)
Affinity Group Holding, Inc.
 11.00%, due 4/1/07...........      2,935,000           2,612,150
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (f)(h)...     42,087,000               4,209
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04.........     41,250,000          35,371,875
Marvel Enterprises, Inc.
 12.00%, due 6/15/09..........     33,747,000          26,997,600
Town Sports International,
 Inc.
 Series B
 9.75%, due 10/15/04..........      7,870,000           7,476,500
                                                   --------------
                                                       72,462,334
                                                   --------------
FINANCE (0.6%)
ASAT Finance L.L.C.
 12.50%, due 11/1/06
 (c)(n1)......................          8,680          11,110,400
ContiFinancial Corp.
 7.50%, due 3/15/02 (f).......        800,000              96,000
 8.375%, due 8/15/03 (f)......      6,000,000             720,000
Windsor Woodmont Black Hawk
 13.00%, due 3/15/05
 (c)(n2)......................          8,500           8,521,250
                                                   --------------
                                                       20,447,650
                                                   --------------
FINANCIAL--MISCELLANEOUS (0.3%)
Pacific & Atlantic (Holdings)
 Inc.
 10.50%, due 12/31/07
 (c)(g).......................     19,335,938          11,988,282
                                                   --------------

FOOD & HEALTH CARE DISTRIBUTORS (0.5%)
Bergen Brunswig Corp.
 7.375%, due 1/15/03..........     20,805,000          17,995,347
                                                   --------------

FOOD & HOUSEHOLD PRODUCTS (0.1%)
Colorado Prime Corp.
 12.50%, due 5/1/04...........     33,325,000           4,790,469
                                                   --------------
GAMING, LOTTERY & PARI-MUTUELS (2.3%)
Capital Gaming International,
 Inc.
 12.00%, due 5/28/01 (f)......        907,800             272,340
El Comandante Capital Corp.
 11.75%, due 12/15/03.........     17,186,051          15,123,725
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07...........     10,030,000           9,979,850
 9.50%, due 8/1/07............      3,800,000           3,781,000
Las Vegas Sands, Inc. &
 Venetian Casino Resorts,
 L.L.C.
 12.25%, due 11/15/04.........     10,926,000          11,035,260

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
GAMING, LOTTERY & PARI-MUTUELS (CONTINUED)
Louisiana Casino Cruises, Inc.
 Series B
 11.00%, due 12/1/05..........  $   8,985,000      $    9,254,550
Penn National Gaming, Inc.
 10.625%, due 12/15/04........     11,910,000          12,981,900
President Casinos, Inc.
 12.00%, due 9/15/01
 (c)(d)(f)....................     10,097,000           8,077,600
 13.00%, due 9/15/01 (f)......     21,698,000          10,415,040
Station Casinos, Inc.
 9.875%, due 7/1/10 (c).......      3,800,000           3,854,720
Treasure Bay Gaming & Resorts
 10.00%, due 11/1/03..........      1,565,195           1,220,852
Trump Castle Funding, Inc.
 13.875%, due 11/15/05 (m)....            341                 261
                                                   --------------
                                                       85,997,098
                                                   --------------
HEALTH CARE--DRUGS (0.6%)
MedPartners, Inc.
 7.375%, due 10/1/06..........     26,586,000          22,199,310
                                                   --------------

HEALTH CARE--HOSPITAL MANAGEMENT (1.5%)
HCA--The Healthcare Corp.
 7.50%, due 11/15/95..........     54,125,000          40,727,547
Magellan Health Services, Inc.
 9.00%, due 2/15/08...........     30,490,000          15,397,450
                                                   --------------
                                                       56,124,997
                                                   --------------
HEALTH CARE--MANAGED CARE (1.2%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02...........     25,335,000          24,701,625
Team Health, Inc.
 Series B
 12.00%, due 3/15/09..........     25,350,000          21,294,000
                                                   --------------
                                                       45,995,625
                                                   --------------
HEALTH CARE--MEDICAL PRODUCTS (0.7%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03....     32,790,000           5,000,475
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09.........     20,910,000          19,864,500
                                                   --------------
                                                       24,864,975
                                                   --------------
HEALTH CARE--SERVICES (2.5%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........     56,421,000          45,136,800
Quest Diagnostics, Inc.
 10.75%, due 12/15/06.........     46,174,000          47,790,090
                                                   --------------
                                                       92,926,890
                                                   --------------
HOMEBUILDING (0.2%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (e)(g)...      9,324,382           8,811,541
 14.50%, due 2/15/09
 (c)(e)(g)....................            353                 334
                                                   --------------
                                                        8,811,875
                                                   --------------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.6%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08..........     18,595,000           4,648,750

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

HOSPITALS/NURSING HOMES/HEALTH CARE
 (CONTINUED)
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03.....  $  88,175,000      $   15,871,500
MultiCare Companies, Inc.
 (The)
 9.00%, due 8/1/07 (f)........     35,130,000           2,107,800
                                                   --------------
                                                       22,628,050
                                                   --------------
HOTEL/MOTEL (1.0%)
Florida Panthers Holdings,
 Inc.
 9.875%, due 4/15/09..........     24,830,000          23,278,125
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........     15,400,000          12,975,809
                                                   --------------
                                                       36,253,934
                                                   --------------
HOUSING (0.0%) (b)
UDC Homes, Inc.
 Series C
 (zero coupon), due 11/1/00
 (h)(i).......................        108,500                  11
                                                   --------------

INDUSTRIAL COMPONENTS (0.3%)
Cellco Finance N.V.
 12.75%, due 8/1/05 (c).......      3,700,000           3,857,250
Morris Materials Handling,
 Inc.
 9.50%, due 4/1/08 (f)(h).....     18,470,000           2,401,100
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.....      2,585,000             930,600
 9.875%, due 6/1/08...........        650,000             499,687
Woods Equipment Co.
 Series B
 12.00%, due 7/15/09..........      4,305,000           3,836,831
                                                   --------------
                                                       11,525,468
                                                   --------------
INSURANCE--MULTI-LINE (0.3%)
Willis Corroon Group, PLC
 9.00%, due 2/1/09............     11,955,000          10,042,200
                                                   --------------

INTERNET SOFTWARE & SERVICES (1.3%)
Exodus Communications, Inc.
 11.25%, due 7/1/08...........     10,575,000          10,469,250
 11.625%, due 7/15/10 (c).....     19,925,000          20,099,344
PSINet, Inc.
 11.00%, due 8/1/09...........      5,715,000           5,286,375
 11.50%, due 11/1/08..........     13,715,000          12,892,100
                                                   --------------
                                                       48,747,069
                                                   --------------
INVESTMENT BANK/BROKERAGE (0.0%) (b)
LaBranche & Co., Inc.
 9.50%, due 8/15/04...........        250,000             240,000
                                                   --------------

LEISURE TIME (0.9%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........     26,118,000          23,636,790

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
LEISURE TIME (CONTINUED)
International Game Technology
 7.875%, due 5/15/04..........  $   5,250,000      $    5,040,000
 8.375%, due 5/15/09..........      3,635,000           3,435,075
                                                   --------------
                                                       32,111,865
                                                   --------------
MACHINERY--DIVERSIFIED (0.2%)
Generac Portable Products
 L.L.C.
 11.25%, due 7/1/06...........      2,105,000           1,789,250
Harnischfeger Industries, Inc.
 7.25%, due 12/15/25 (f)(h)...      8,790,000           3,340,200
 8.70%, due 6/15/22 (f)(h)....     10,000,000           3,800,000
                                                   --------------
                                                        8,929,450
                                                   --------------
MANUFACTURING--SPECIALIZED (0.2%)
Desa International, Inc.
 9.875%, due 12/15/07.........     10,505,000           8,404,000
                                                   --------------

OIL--INTEGRATED DOMESTIC (0.3%)
Queen Sand Resources, Inc.
 12.50%, due 7/1/08...........     26,560,000          10,126,000
                                                   --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.2%)
Petro Stopping Centers
 Holdings L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.....     24,460,000           9,294,800
                                                   --------------

OIL & GAS--WELL EQUIPMENT & SERVICES (0.5%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05 (f)(h)....      5,210,000           2,605,000
R&B Falcon Corp.
 Series B
 6.95%, due 4/15/08...........      2,700,000           2,308,500
 9.50%, due 12/15/08..........      3,685,000           3,703,425
RBF Finance Co.
 11.375%, due 3/15/09.........     10,300,000          11,175,500
                                                   --------------
                                                       19,792,425
                                                   --------------
PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........      3,850,000           3,503,500
                                                   --------------

PUBLISHING (0.6%)
General Media, Inc.
 10.625%, due 12/31/00........     27,091,000          21,672,800
                                                   --------------

REAL ESTATE (1.3%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07...........     61,475,000          49,833,971
                                                   --------------

REAL ESTATE--INVESTMENT/MANAGEMENT (1.3%)
CB Richard Ellis Services,
 Inc.
 8.875%, due 6/1/06...........     18,405,000          15,644,250
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........     19,830,000          17,152,950
 10.50%, due 1/15/09..........      8,005,000           7,324,575

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE--INVESTMENT/MANAGEMENT
 (CONTINUED)
Pinnacle Holdings, Inc.
 (zero coupon), due 3/15/08
 10.00%, beginning 3/15/03....  $  11,000,000      $    7,590,000
                                                   --------------
                                                       47,711,775
                                                   --------------
RESTAURANTS (3.4%)
Advantica Restaurant Group,
 Inc.
 11.25%, due 1/15/08..........     50,484,582          33,824,670
Avado Brands, Inc.
 11.75%, due 6/15/09..........     12,130,000           6,155,975
CKE Restaurants, Inc.
 9.125%, due 5/1/09...........     18,485,000          12,384,950
FRI-MRD Corp.
 14.00%, due 1/24/02 (c)(d)...     19,000,000          18,715,000
 15.00%, due 1/24/02 (c)(d)...     55,050,000          53,949,000
                                                   --------------
                                                      125,029,595
                                                   --------------
RETAIL--GENERAL MERCHANDISE (0.1%)
Kmart Corp.
 8.375%, due 7/1/22...........      3,779,000           3,150,519
                                                   --------------

RETAIL--SPECIALTY (0.1%)
Musicland Group, Inc.
 9.00%, due 6/15/03...........      2,695,000           2,438,975
                                                   --------------

SHIPPING (0.6%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06..........     17,175,000          16,917,375
 9.25%, due 12/1/06...........      4,300,000           4,300,000
                                                   --------------
                                                       21,217,375
                                                   --------------
SPECIALTY PRINTING (0.4%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05...........     14,260,000          14,473,900
                                                   --------------

TECHNOLOGY (0.7%)
Electronic Retailing Systems
 International, Inc.
 13.25%, due 2/1/04 (f).......     17,585,000           3,692,850
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09 (c)....     25,175,000          21,650,500
                                                   --------------
                                                       25,343,350
                                                   --------------
TELECOMMUNICATIONS (7.8%)
Colo.com
 13.875%, due 3/15/10
 (c)(n3)......................         15,895          17,087,125
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05..........     35,835,000          17,200,800
ICG Services, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03.....     53,990,000          27,534,900
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03....     44,575,000          23,179,000
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (f)(h)....     21,190,000          12,290,200
 15.00%, due 8/1/05
 (f)(h)(n4)...................         17,720          10,277,600

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (c)......  $  12,580,000      $   11,196,200
NATG Holdings L.L.C. &
 Orius Corp.
 12.75%, due 2/1/10 (c).......      8,710,000           8,971,300
NTL Communications, Inc.
 Series B
 (zero coupon), due 10/1/08
 12.375%, beginning 10/1/03...     13,500,000           8,572,500
NTL, Inc.
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03......     17,640,000          11,025,000
 (zero coupon), due 2/1/06
 11.50%, beginning 2/1/01.....      3,209,000           2,960,303
 Series A
 12.75%, due 4/15/05..........     19,075,000          19,408,812
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02....     60,020,000          24,608,200
PageMart Nationwide, Inc.
 15.00%, due 2/1/05...........     19,425,000          18,599,437
RCN Corp.
 Series B
 (zero coupon), due 2/15/08
 9.80%, beginning 2/15/03.....     15,415,000           8,786,550
 (zero coupon), due 7/1/08
 11.00%, beginning 7/1/03.....      3,420,000           1,881,000
 (zero coupon), due 10/15/07
 11.125%, beginning
 10/15/02.....................     25,040,000          15,650,000
 10.125%, due 1/15/10.........     19,445,000          16,187,963
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.........     12,955,000          12,048,150
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01...     33,715,000           6,743,000
360networks, Inc.
 13.00%, due 5/1/08 (c).......      7,925,000           7,925,000
Williams Communications Group,
 Inc.
 10.875%, due 10/1/09.........      3,860,000           3,773,150
                                                   --------------
                                                      285,906,190
                                                   --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (1.3%)
Celcaribe S.A.
 14.50%, due 3/15/04..........      2,340,000           1,869,075
Centennial Cellular Corp.
 10.75%, due 12/15/08.........      4,900,000           4,759,125
Crown Castle International
 Corp.
 10.75%, due 8/1/11...........      5,455,000           5,530,006
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03...     20,410,000          13,266,500
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03.....     30,445,000          13,091,350
Ubiquitel Operating Co.
 (zero coupon), due 4/15/10
 14.00%, beginning 4/15/05
 (c)(n5)......................         14,230           8,235,612
                                                   --------------
                                                       46,751,668
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS--LONG DISTANCE (0.3%)
Nextel Communications, Inc.
 9.375%, due 11/15/09.........  $  12,205,000      $   11,655,775
                                                   --------------

TEXTILES--APPAREL MANUFACTURERS (0.2%)
St. John Knits International,
 Inc.
 12.50%, due 7/1/09...........      6,350,000           6,048,375
TPE International Finance Co.
 B.V.
 9.015%, due 5/15/02
 (e)(f)(h)(k).................      4,800,000           1,587,082
                                                   --------------
                                                        7,635,457
                                                   --------------
TOBACCO (0.5%)
Standard Commercial Corp.
 8.875%, due 8/1/05...........     21,995,000          17,596,000
                                                   --------------

UTILITY--GAS (0.1%)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c)......     10,425,000           4,170,000
                                                   --------------
Total Corporate Bonds
 (Cost $2,413,407,944)........                      2,079,284,092
                                                   --------------

FOREIGN BONDS (6.3%)

BROADCAST/MEDIA (0.5%)
Central European Media Enterprises Ltd.
 Series BR
 8.125%, due 8/15/04..........  DM 25,792,000           5,010,478
Diamond Holdings, PLC
 10.00%, due 2/1/08...........  E  10,000,000          13,560,700
Maxwell Communications Corp.,
 PLC
 Facility B (f)(h)(j).........  L   1,131,066              51,369
                                                   --------------
                                                       18,622,547
                                                   --------------
CABLE TV (0.3%)
United Pan-Europe Communications N.V.
 Series B
 10.875%, due 11/1/07.........  E   7,345,000           6,310,409
 11.25%, due 2/1/10...........      7,180,000           6,065,739
                                                   --------------
                                                       12,376,148
                                                   --------------
GOLD & PRECIOUS METALS MINING (0.0%) (b)
Greenstone Resources Ltd.
 9.00%, due 2/28/02 (f).......  C$  6,000,000              40,494
                                                   --------------

PUBLISHING (3.3%)
IPC Magazines Group, PLC
 (zero coupon), due 3/15/08
 10.75%, beginning 3/15/03....  L  42,825,000          38,743,547
 9.625%, due 3/15/08..........     10,350,000          13,546,318
Regional Independent Media
 Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03....     42,025,000          49,651,342
TDL Infomedia Group Ltd.
 12.125%, due 10/15/09........  E  12,250,000          18,962,418
                                                   --------------
                                                      120,903,625
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
TELECOMMUNICATIONS (2.2%)
Global TeleSystems Group, Inc.
 11.00%, due 12/1/09..........  E  27,710,000      $   21,613,898
Level 3 Communications, Inc.
 10.75%, due 3/15/08 (c)......     15,880,000          14,537,522
 11.25%, due 3/15/10 (c)......      2,525,000           2,306,214
NTL Communications Corp.
 9.875%, due 11/15/09.........     16,670,000          14,135,756
Tele1 Europe B.V.
 11.875%, due 12/1/09.........      8,000,000           7,186,402
 13.00%, due 5/15/09..........      2,130,000           2,048,397
Versatel Telecom International
 N.V.
 11.25%, due 3/30/10 (c)......     21,250,000          19,072,625
                                                   --------------
                                                       80,900,814
                                                   --------------
Total Foreign Bonds
 (Cost $275,329,618)..........                        232,843,628
                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (3.1%)

AUTO PARTS & EQUIPMENT (0.1%)
Global Motorsport Group, Inc.
 Bank debt, Tranche B
 10.125%, due 10/31/05
 (d)(j)(k)....................  $   4,925,000           4,900,375
                                                   --------------

CABLE TV (0.0%) (b)
Supercanal Holdings, S.A.
 Bank debt
 6.50%, due 11/12/02
 (d)(f)(k)....................      1,433,218             967,422
                                                   --------------

ENTERTAINMENT (0.4%)
Affinity Group, Inc.
 Bank debt, Tranche B
 10.2738%, due 6/30/06
 (d)(j)(k)....................      7,800,480           7,722,475
Euro Disneyland S.N.C.
 Phase 1, Bank debt
 Tranche A
 5.4292%, due 11/30/06
 (d)(j)(k)....................  FF 30,397,927           3,903,231
 Tranche D
 5.4051%, due 11/30/06
 (d)(j)(k)....................     25,169,728           2,511,971
                                                   --------------
                                                       14,137,677
                                                   --------------
HEALTH CARE--DIVERSIFIED (0.2%)
Unilab Corp.
 Bank debt, Term Loan B
 10.75%, due 11/23/06
 (d)(j)(k)....................  $   9,900,000           9,776,250
                                                   --------------

HOSPITALS/NURSING HOMES/HEALTH CARE (0.4%)
Genesis Health Ventures, Inc.
 Bank debt, Revolver
 10.25%, due 9/30/03
 (d)(f)(j)....................      2,965,413           1,826,694
 Bank debt, Term Loan B
 10.25%, due 9/30/04
 (d)(f)(j)....................      6,240,907           3,838,158
 Bank debt, Term Loan C
 10.50%, due 6/1/05
 (d)(f)(j)....................      6,210,074           3,819,195

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

HOSPITALS/NURSING HOMES/HEALTH CARE
 (CONTINUED)
Multicare Companies, Inc.
 (The)
 Bank debt, Revolver
 10.75%, due 9/30/03
 (d)(f)(j)....................  $   1,600,879      $      896,493
 Bank debt, Term Loan B
 10.75%, due 9/30/04
 (d)(f)(j)....................      5,714,301           3,200,009
 Bank debt, Term Loan C
 11.00%, due 6/1/05
 (d)(f)(j)....................      1,894,988           1,061,193
                                                   --------------
                                                       14,641,742
                                                   --------------
MACHINERY--DIVERSIFIED (0.1%)
Harnischfeger Industries, Inc.
 Bank debt, Revolver
 11.00%, due 10/15/02
 (d)(f)(h)(j).................      5,000,000           1,737,500
                                                   --------------

MANUFACTURING--SPECIALIZED (0.3%)
Foamex L.P.
 Bank debt, Revolver
 10.6875%, due 12/30/06
 (d)(j)(k)....................      9,999,135           9,586,671
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Stone Container Corp.
 Bank debt, Term Loan E
 10.0313%, due 10/1/03
 (d)(j)(k)....................      3,893,793           3,895,417
                                                   --------------

RAILROADS (1.4%)
Eurotunnel
 Bank debt, Tier One
 5.28%, due 12/31/12
 (d)(j)(k)....................  FF216,353,211          24,661,478
 7.03%, due 12/31/12
 (d)(j)(k)....................  L  21,421,644          25,660,248
                                                   --------------
                                                       50,321,726
                                                   --------------
REAL ESTATE (0.1%)
245 Park Ave.
 Bank debt
 8.41%, due 12/10/02 (d)(j)...  $   4,577,846           4,188,729
                                                   --------------
Total Loan Assignments & Participations
 (Cost $124,087,695)..........                        114,153,509
                                                   --------------

U.S. GOVERNMENT (0.3%)

UNITED STATES TREASURY BONDS (0.3%)
 5.25%, due 2/15/29 (l).......     13,170,000          11,688,375
                                                   --------------
Total U.S. Government
 (Cost $11,564,997)...........                         11,688,375
                                                   --------------

YANKEE BONDS (12.7%)

AIR FREIGHT (0.3%)
Pegasus Shipping (Hellas) Ltd.
 Series A
 11.875%, due 11/15/04 (f)....     31,410,000          10,679,400
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------

BROADCAST/MEDIA (0.3%)
Central European Media Enterprises Ltd.
 9.375%, due 8/15/04..........  $   7,285,000      $    2,622,600
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07..........      8,995,000           8,073,012
                                                   --------------
                                                       10,695,612
                                                   --------------
CABLE TV (3.5%)
Australis Holdings Pty Ltd.
 (zero coupon), due 11/1/02
 15.00%, beginning 11/1/00
 (h)..........................     10,074,000               1,007
Rogers Cablesystems Ltd.
 10.00%, due 12/1/07..........        285,000             291,412
 10.125%, due 9/1/12..........     18,560,000          18,977,600
 11.00%, due 12/1/15..........      7,185,000           7,759,800
United Pan-Europe Communications N.V.
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.....     46,170,000          23,200,425
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...     47,265,000          22,923,525
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05.....      2,400,000           1,128,000
 10.875%, due 11/1/07.........      7,650,000           6,885,000
 10.875%, due 8/1/09..........     42,585,000          37,048,950
 11.25%, due 2/1/10...........     10,310,000           9,175,900
                                                   --------------
                                                      127,391,619
                                                   --------------
CHEMICALS (0.8%)
Marsulex, Inc.
 9.625%, due 7/1/08...........      6,355,000           5,910,150
Octel Developments, PLC
 10.00%, due 5/1/06...........     27,485,000          25,148,775
                                                   --------------
                                                       31,058,925
                                                   --------------
CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00
 (f)(h).......................      4,175,000              31,312
                                                   --------------

FINANCIAL--DIVERSIFIED (0.3%)
Tembec Finance Corp.
 9.875%, due 9/30/05..........     12,355,000          12,416,775
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.9%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27...........     15,020,000           8,974,450
Great Central Mines Ltd.
 8.875%, due 4/1/08...........     30,897,000          25,026,570
                                                   --------------
                                                       34,001,020
                                                   --------------
HOMEBUILDING (0.5%)
Amatek Industries Pty Ltd.
 12.00%, due 2/15/08..........     20,000,000          18,300,000
                                                   --------------

IRON & STEEL (0.6%)
Ivaco, Inc.
 11.50%, due 9/15/05..........     21,611,000          22,907,660
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
YANKEE BONDS (CONTINUED)

METALS--MISCELLANEOUS (0.0%) (b)
Glencore Nickel Pty Ltd.
 9.00%, due 12/1/14...........  $     910,000      $      755,300
                                                   --------------
OIL--INTEGRATED DOMESTIC (0.2%)
Husky Oil Ltd.
 8.90%, due 8/15/28 (k).......      5,940,000           5,588,863
                                                   --------------
PAPER & FOREST PRODUCTS (0.4%)
Doman Industries Ltd.
 12.00%, due 7/1/04...........     14,420,000          14,420,000
                                                   --------------

REAL ESTATE--INVESTMENT/MANAGEMENT (0.0%) (b)
Intrawest Corp.
 10.50%, due 2/1/10...........        410,000             418,200
                                                   --------------

SPECIALIZED SERVICES (0.2%)
Intertek Testing Services Ltd.
 12.00%, due 11/1/07
 (c)(d)(m)....................      6,069,951           5,705,754
                                                   --------------

STEEL (0.2%)
Algoma Steel, Inc.
 12.375%, due 7/15/05.........      7,700,000           6,699,000
                                                   --------------

TELECOMMUNICATIONS (1.2%)
Globenet Communications Group
 Ltd.
 Series B
 13.00%, due 7/15/07..........     14,500,000          14,626,875
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07..........      7,760,000           6,634,800
NTL, Inc.
 (zero coupon), due 11/15/07
 11.20%, beginning 11/15/00...     23,220,000          21,652,650
                                                   --------------
                                                       42,914,325
                                                   --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (1.9%)
Millicom International
 Cellular, S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.....     69,575,000          59,138,750
Rogers Cantel, Inc.
 9.375%, due 6/1/08...........     10,000,000          10,300,000
                                                   --------------
                                                       69,438,750
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.7%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27%, beginning 8/15/02.....      6,050,000           2,843,500
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04....     23,255,000           8,371,800
 9.375%, due 5/15/09..........     23,410,000          14,397,150
                                                   --------------
                                                       25,612,450
                                                   --------------
TRANSPORTATION--SHIPPING (0.7%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (f)......     49,013,600          12,253,400

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
TRANSPORTATION--SHIPPING (CONTINUED)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08..........  $   9,395,000      $    5,918,850
 10.50%, due 7/1/03...........      2,735,000           2,297,400
 10.75%, due 10/15/06.........      7,820,000           5,865,000
                                                   --------------
                                                       26,334,650
                                                   --------------
Total Yankee Bonds
 (Cost $521,149,573)..........                        465,369,615
                                                   --------------
Total Long-Term Bonds
 (Cost $3,522,643,348)........                      3,087,161,936
                                                   --------------
                                   SHARES
                                -------------
COMMON STOCKS (3.0%)

BEVERAGES--SOFT DRINKS (0.1%)
Dr. Pepper Bottling Holdings,
 Inc.
 Class A (a)..................        200,000           5,000,000
                                                   --------------

CHEMICALS (0.2%)
Millennium Chemicals Inc. ....        510,620           8,680,540
                                                   --------------

ENTERTAINMENT (0.1%)
Alliance Entertainment Corp.
 (a)..........................      1,095,385           2,848,000
                                                   --------------

FINANCE (0.1%)
AMC Financial, Inc. (a).......      1,412,162           4,236,486
                                                   --------------

FINANCIAL--MISCELLANEOUS (0.0%) (b)
Loehmann's Holdings, Inc.
 Series B (a).................         43,750              43,750
                                                   --------------

FOOD & HOUSEHOLD PRODUCTS (0.0%) (b)
TLC Beatrice International
 Holdings, Inc. (a)...........         25,000              75,000
                                                   --------------

GAMING, LOTTERY & PARI-MUTUELS (0.0%) (b)
Capital Gaming International,
 Inc. (a).....................         66,333                 663
Equus Gaming Co., L.P.
 Class A (a)..................        114,320             100,030
                                                   --------------
                                                          100,693
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.2%)
Placer Dome Inc. .............        905,340           8,657,314
                                                   --------------

HEALTH & PERSONAL CARE (0.0%) (b)
General Healthcare Group Ltd.
 (a)(o).......................            821              37,287
                                                   --------------

HEALTH CARE--SERVICES (0.4%)
Apria Healthcare Group Inc.
 (a)..........................      1,182,510          14,485,748
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

                                   SHARES              VALUE
                                   --------------------------
COMMON STOCKS (CONTINUED)

HOTEL/MOTEL (0.4%)
Harrah's Entertainment, Inc.
 (a)..........................        674,625      $   14,124,961
                                                   --------------

PAPER & FOREST PRODUCTS (0.3%)
Abitibi-Consolidated Inc.
 (p)..........................      1,011,265           9,480,609
                                                   --------------

PUBLISHING (0.1%)
Medianews Group Inc. (a)......         28,000           3,500,000
                                                   --------------

REAL ESTATE (0.1%)
Metropolis Realty Trust,
 Inc. ........................        365,575           4,021,325
                                                   --------------

STEEL (0.1%)
USX-U.S. Steel Group..........        252,540           4,687,774
                                                   --------------

TECHNOLOGY (0.2%)
Metawave Communications Corp.
 (a)(c)(d)(q).................        259,118           6,915,213
                                                   --------------

TELECOMMUNICATIONS (0.5%)
ICO Global Communications Holdings, Ltd.
 Class A (a)(d)...............        789,474          16,500,007
                                                   --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%)
 (b)
Celcaribe, S.A. (a)(c)........        751,212             563,409
International Wireless
 Communications Holdings, Inc.
 (a)..........................        483,446              77,351
                                                   --------------
                                                          640,760
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.2%)
Call-Net Enterprises, Inc.
 Series B (a)(p)..............      2,356,995           5,567,576
                                                   --------------

TEXTILES--APPAREL MANUFACTURERS (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a)..........................         17,400             696,000
                                                   --------------
Total Common Stocks
 (Cost $150,301,874)..........                        110,299,043
                                                   --------------

PREFERRED STOCKS (5.0%)

BROADCAST/MEDIA (1.3%)
Paxson Communications Corp.
 12.50% (m)...................         48,945          48,945,190
                                                   --------------

CHEMICALS--SPECIALTY (0.2%)
Hercules Trust II
 6.50% (n6)...................         15,645           8,506,969
                                                   --------------

                                   SHARES              VALUE
                                   --------------------------

ENTERTAINMENT (0.0%) (b)
Alliance Entertainment Corp.
 Series A1 (a)................            447      $      447,000
 Series A2 (a)................            503             503,000
                                                   --------------
                                                          950,000
                                                   --------------
EQUIPMENT LOANS (0.6%)
AerFi Group, PLC (a)(d).......     41,600,000          21,632,000
                                                   --------------

FINANCIAL SERVICES (0.1%)
North Atlantic Trading Co.
 12.00% (m)...................        128,514           2,698,782
                                                   --------------

FINANCIAL--MISCELLANEOUS (0.2%)
Loehmann's Holdings, Inc.
 $0.056, Series A (m).........          2,297               1,148
Pacific & Atlantic (Holdings)
 Inc.
 7.50%, Class A (m)...........      1,160,157           6,670,904
                                                   --------------
                                                        6,672,052
                                                   --------------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.1%)
Harborside Healthcare Corp.
 13.50% (m)...................         38,995           3,119,600
                                                   --------------

OIL & GAS--WELL EQUIPMENT & SERVICES (0.5%)
R&B Falcon Corp.
 13.875% (m)..................         15,168          17,139,851
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries International, Inc.
 5.00%, Class A (c)(d)(p).....        219,308           3,413,503
                                                   --------------

TELECOMMUNICATIONS (0.8%)
ICG Holdings, Inc.
 14.25% (m)...................         32,787          28,442,783
                                                   --------------

TELECOMMUNICATIONS--LONG DISTANCE (1.1%)
Nextel Communications, Inc.
 13.00%, Series D (m).........         38,814          41,531,012
                                                   --------------
Total Preferred Stocks
 (Cost $184,532,355)..........                        183,051,742
                                                   --------------

WARRANTS (0.1%)

CABLE TV (0.0%) (b)
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)...........         24,315             729,450
                                                   --------------

ELECTRONICS--COMPONENTS (0.0%) (b)
Aavid Thermal Technologies,
 Inc.
 expire 2/1/07 (a)(c).........          2,000              20,000
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES              VALUE
                                   ------------------------------
WARRANTS (CONTINUED)

FINANCIAL SERVICES (0.0%) (b)
North Atlantic Trading Co.
 expire 6/15/07 (a)(c)........             66      $            1
                                                   --------------

FOOD & HOUSEHOLD PRODUCTS (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c).......         18,825                 188
                                                   --------------

GAMING, LOTTERY & PARI-MUTUELS (0.0%) (b)
Isle of Capri Casinos, Inc.
 expire 5/3/01 (a)............         36,808                 368
                                                   --------------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)............          6,000                 300
 Preferred Rights (a).........      1,422,153             711,076
                                                   --------------
                                                          711,376
                                                   --------------
LEISURE TIME (0.0%) (b)
HF Holdings, Inc.
 expire 7/15/02 (a)...........         68,380             102,570
                                                   --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.1%)
Petro Stopping Centers
 Holdings L.P. (a)(c).........         24,460           1,223,000
                                                   --------------

PUBLISHING (0.0%) (b)
General Media, Inc.
 expire 12/21/03 (a)(c).......         34,486                 345
                                                   --------------

SPECIALIZED SERVICES (0.0%) (B)
Intertek Testing Services Ltd.
 (a)(d).......................            691             221,120
                                                   --------------

TELECOMMUNICATIONS (0.0%) (b)
Telehub Communications Corp.
 expire 7/31/05 (a)(c)........         34,895                 349
                                                   --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%)
 (b)
Occidente y Caribe Celular,
 S.A.
 expire 3/15/04 (a)(c)........         28,380             425,700
                                                   --------------
Total Warrants
 (Cost $16,114,366)...........                          3,434,467
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   ------------------------------
SHORT-TERM INVESTMENTS (7.8%)

COMMERCIAL PAPER (7.8%)
Deutsche Bank Financial, Inc.
 6.52%, due 7/11/00...........  $  20,000,000      $   19,963,633
 6.54%, due 7/17/00...........     20,000,000          19,941,697
Ford Motor Credit Co.
 6.51%, due 7/5/00............     24,180,000          24,162,427
 6.53%, due 7/14/00...........     22,000,000          21,947,981
 6.64%, due 7/10/00...........     13,840,000          13,817,021
General Electric Capital Corp.
 6.51%, due 7/7/00............     17,200,000          17,181,257
Goldman Sachs Group L.P.
 6.54%, due 7/10/00...........     20,000,000          19,967,193
 6.54%, due 7/25/00...........     35,455,000          35,300,079
 6.95%, due 7/3/00............     16,595,000          16,588,591
Morgan Stanley Dean Witter &
 Co.
 7.175%, due 12/1/00 (k)......     30,000,000          30,000,000
Prudential Funding Corp.
 6.52%, due 7/6/00............     23,355,000          23,333,754
Salomon Smith Barney Holdings,
 Inc.
 6.54%, due 7/21/00...........     18,900,000          18,831,130
UBS Finance Delaware L.L.C.
 6.54%, due 7/20/00...........     23,965,000          23,882,115
                                                   --------------
Total Commercial Paper
 (Cost $284,916,878)..........                        284,916,878
                                                   --------------

SHORT-TERM BONDS (0.0%) (b)

TEXTILES--APPAREL MANUFACTURERS (0.0%) (b)
Alpargatas S.A.I.C.
 11.75%, due 8/18/98
 (c)(f)(r)....................        800,000              40,000
                                                   --------------
Total Short-Term Bonds
 (Cost $656,350)..............                             40,000
                                                   --------------
Total Short-Term Investments
 (Cost $285,573,228)..........                        284,956,878
                                                   --------------
Total Investments
 (Cost $4,159,165,172) (s)....           99.9%      3,668,904,066(t)
Cash and Other Assets,
 Less Liabilities.............            0.1           3,867,138
                                         ----         -----------
Net Assets....................          100.0%     $3,672,771,204
                                         ====         ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Restricted security.
(e) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(f)  Issue in default.
(g) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(h)  Issuer in bankruptcy.
(i)  Fair valued security.
(j)  Multiple tranche facilities.
(k)  Floating rate. Rate shown is the rate in effect at June
     30, 2000.
(l) Partially segregated as collateral for loan assignments and participations.
(m) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(n1) 8,680 Units--each unit reflects $1,000 principal amount of 12.50% Senior Notes plus 1 warrant to acquire 2.3944 shares of ASAT Holding Corp. common stock at $18.60 per share at a future date.
(n2) 8,500 Units--each unit reflects $1,000 principal amount of 13.00% Notes plus 1 warrant to acquire common stock at $0.01 per share at a future date.
(n3) 15,895 Units--each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire
     19.9718 shares of common stock at $0.01 per share at a future date.
(n4) 17,720 Units--each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire 19.85 shares of common stock at $13.20 per share at a future date.
(n5) 14,230 Units--each unit reflects $1,000 principal amount of zero coupon, due 4/15/10 14.00%, beginning 4/15/05
     Senior Discounted Notes plus 1 warrant to acquire 5.965 shares of common stock at $22.74 per share at a future date.
(n6) 15,645 Units--each unit reflects 1 Preferred Share plus
     1 warrant to acquire 23.4192 shares of common stock at $42.70 per share at a future date.
(o)  British security.
(p)  Canadian security.
(q)  Illiquid security.
(r) The company defaulted on the payment of principal to its creditors on maturity date.
(s) The cost for federal income tax purposes is $4,163,256,594.
(t)  At June 30, 2000, net unrealized depreciation was
     $494,352,528, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $95,421,552 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $589,774,080.
 DM  Security denominated in Deutsche Mark.
  E  Security denominated in Euro.
 FF  Security denominated in French Franc.
  L  Security denominated in Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $4,159,165,172)...........................................       $3,668,904,066
Cash........................................................                2,133
Deposit with broker (identified cost $40,928)...............               23,991
Receivables:
  Dividends and interest....................................           86,243,337
  Investment securities sold................................           32,830,700
  Fund shares sold..........................................            8,339,160
Unrealized appreciation on foreign currency forward
  contracts.................................................               35,865
                                                                   --------------
        Total assets........................................        3,796,379,252
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           79,387,920
  Fund shares redeemed......................................            4,150,594
  NYLIFE Distributors.......................................            2,691,540
  MainStay Management.......................................            1,692,596
  Transfer agent............................................              739,317
  Custodian.................................................               33,691
  Trustees..................................................               24,461
Accrued expenses............................................              617,127
Unrealized depreciation on foreign currency forward
  contracts.................................................            5,176,471
Dividend payable............................................           29,094,331
                                                                   --------------
        Total liabilities...................................          123,608,048
                                                                   --------------
Net assets..................................................       $3,672,771,204
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      688,178
  Class B...................................................            4,299,489
  Class C...................................................              140,833
Additional paid-in capital..................................        4,114,059,807
Accumulated distribution in excess of net investment
  income....................................................             (519,883)
Accumulated undistributed net realized gain on
  investments...............................................           27,218,365
Accumulated undistributed net realized gain on foreign
  currency..................................................           21,773,454
Net unrealized depreciation on investments..................         (490,278,043)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (4,610,996)
                                                                   --------------
Net assets..................................................       $3,672,771,204
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  493,477,994
                                                                   ==============
Shares of beneficial interest outstanding...................           68,817,827
                                                                   ==============
Net asset value per share outstanding.......................       $         7.17
Maximum sales charge (4.50% of offering price)..............                 0.34
                                                                   --------------
Maximum offering price per share outstanding................       $         7.51
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $3,078,459,139
                                                                   ==============
Shares of beneficial interest outstanding...................          429,948,903
                                                                   ==============
Net asset value and offering price per share outstanding....       $         7.16
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $  100,834,071
                                                                   ==============
Shares of beneficial interest outstanding...................           14,083,304
                                                                   ==============
Net asset value and offering price per share outstanding....       $         7.16
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 11,169,638
  Interest..................................................   205,570,822
                                                              ------------
    Total income............................................   216,740,460
                                                              ------------
Expenses:
  Distribution--Class B.....................................    11,860,441
  Distribution--Class C.....................................       312,352
  Management................................................    11,014,653
  Service--Class A..........................................       531,844
  Service--Class B..........................................     3,953,477
  Service--Class C..........................................       104,118
  Transfer agent............................................     2,325,550
  Professional..............................................       347,392
  Custodian.................................................       277,963
  Shareholder communication.................................       238,042
  Recordkeeping.............................................       196,838
  Registration..............................................        74,603
  Trustees..................................................        43,920
  Miscellaneous.............................................       320,146
                                                              ------------
    Total expenses before waiver............................    31,601,339
Fees waived by Manager......................................      (793,571)
                                                              ------------
    Net expenses............................................    30,807,768
                                                              ------------
Net investment income.......................................   185,932,692
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................     9,500,152
  Foreign currency transactions.............................    21,773,454
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................    31,273,606
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................  (161,473,004)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......    (9,292,166)
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................  (170,765,170)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................  (139,491,564)
                                                              ------------
Net increase in net assets resulting from operations........  $ 46,441,128
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $59,490.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2000*        1999
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 185,932,692    $  359,772,792
  Net realized gain on investments and foreign currency
    transactions............................................     31,273,606        78,482,350
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (170,765,170)      (99,218,365)
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     46,441,128       339,036,777
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (21,457,589)      (34,495,477)
    Class B.................................................   (142,680,818)     (328,351,161)
    Class C.................................................     (3,914,900)       (4,257,732)
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................             --        (1,561,674)
    Class B.................................................             --       (14,116,121)
    Class C.................................................             --          (277,698)
  In excess of net investment income:
    Class A.................................................             --        (1,965,382)
    Class B.................................................             --       (18,707,825)
    Class C.................................................             --          (242,584)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....   (168,053,307)     (403,975,654)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    273,939,461       274,231,217
    Class B.................................................    241,243,605       568,260,794
    Class C.................................................     48,005,305        70,334,833
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................     11,021,167        26,644,022
    Class B.................................................     75,503,272       235,753,550
    Class C.................................................      1,559,048         2,452,343
                                                              --------------   --------------
                                                                651,271,858     1,177,676,759
  Cost of shares redeemed:
    Class A.................................................   (146,123,208)     (203,043,969)
    Class B.................................................   (428,665,387)     (762,717,121)
    Class C.................................................    (12,982,659)      (13,688,417)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     63,500,604       198,227,252
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (58,111,575)      133,288,375
NET ASSETS:
Beginning of period.........................................  3,730,882,779     3,597,594,404
                                                              --------------   --------------
End of period...............................................  $3,672,771,204   $3,730,882,779
                                                              ==============   ==============
Accumulated distribution in excess of net investment income
  at end of period..........................................  $    (519,883)   $  (20,915,791)
                                                              ==============   ==============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                              Class A
                                          -------------------------------------------------------------------------------
                                          Six months
                                            ended                             Year ended December 31,
                                           June 30,       ---------------------------------------------------------------
                                            2000+           1999          1998          1997          1996         1995
                                          ----------      --------      --------      --------      --------      -------
Net asset value at beginning of
  period............................       $   7.41       $   7.54      $   8.16      $   8.27      $   7.92      $  7.44
                                           --------       --------      --------      --------      --------      -------
Net investment income...............           0.39           0.79          0.75          0.74          0.72         0.84
Net realized and unrealized gain
  (loss) on investments.............          (0.29)         (0.06)        (0.57)         0.23          0.52         0.61
Net realized and unrealized gain
  (loss) on foreign currency
  transactions......................           0.02           0.02         (0.01)        (0.00)(b)     (0.00)(b)    (0.00)(b)
                                           --------       --------      --------      --------      --------      -------
Total from investment operations....           0.12           0.75          0.17          0.97          1.24         1.45
                                           --------       --------      --------      --------      --------      -------
Less dividends and distributions:
  From net investment income........          (0.36)         (0.80)        (0.74)        (0.74)        (0.71)       (0.84)
  From net realized gain on
    investments.....................             --          (0.03)        (0.03)        (0.34)        (0.18)       (0.10)
  In excess of net investment
    income..........................             --          (0.05)        (0.01)           --            --        (0.01)
  In excess of net realized gain on
    investments.....................             --             --         (0.01)           --            --        (0.02)
                                           --------       --------      --------      --------      --------      -------
Total dividends and distributions...          (0.36)         (0.88)        (0.79)        (1.08)        (0.89)       (0.97)
                                           --------       --------      --------      --------      --------      -------
Net asset value at end of period....       $   7.17       $   7.41      $   7.54      $   8.16      $   8.27      $  7.92
                                           ========       ========      ========      ========      ========      =======
Total investment return (a).........           1.63%         10.33%         2.07%        12.20%        16.33%       20.28%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...........          10.79%++       10.36%         9.40%         8.79%          9.0%        10.2%
    Net expenses....................           1.02%++        1.00%         1.00%         1.01%          1.0%         1.0%
    Expenses (before waiver)........           1.06%++        1.04%         1.04%         1.01%          1.0%         1.0%
Portfolio turnover rate.............             30%            83%          128%          128%          118%         137%
Net assets at end of period (in
  000's)............................       $493,478       $369,275      $278,181      $238,841      $116,805      $42,850

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                                       Class C
    ----------------------------------------------------------------------------   -----------------------------------------
    Six months                                                                     Six months                  September 1*
      ended                          Year ended December 31,                         ended       Year ended       through
     June 30,     --------------------------------------------------------------    June 30,    December 31,    December 31
      2000+          1999         1998         1997         1996         1995        2000+          1999           1998
    ----------    ----------   ----------   ----------   ----------   ----------   ----------   ------------   -------------
    $    7.40     $     7.53   $     8.15   $     8.26   $     7.92   $     7.44    $   7.40      $  7.53         $  7.43
    ----------    ----------   ----------   ----------   ----------   ----------    --------      -------         -------
         0.36           0.73         0.69         0.69         0.67         0.81        0.36         0.73            0.27
        (0.29)         (0.06)       (0.57)        0.23         0.52         0.61       (0.29)       (0.06)           0.15
         0.02           0.02        (0.01)       (0.00)(b)    (0.00)(b)    (0.00)(b)    0.02         0.02           (0.01)
    ----------    ----------   ----------   ----------   ----------   ----------    --------      -------         -------
         0.09           0.69         0.11         0.92         1.19         1.42        0.09         0.69            0.41
    ----------    ----------   ----------   ----------   ----------   ----------    --------      -------         -------
        (0.33)         (0.75)       (0.68)       (0.69)       (0.67)       (0.81)      (0.33)       (0.75)          (0.27)
           --          (0.03)       (0.03)       (0.34)       (0.18)       (0.10)         --        (0.03)          (0.03)
           --          (0.04)       (0.01)          --           --        (0.01)         --        (0.04)             --
           --             --        (0.01)          --           --        (0.02)         --           --           (0.01)
    ----------    ----------   ----------   ----------   ----------   ----------    --------      -------         -------
        (0.33)         (0.82)       (0.73)       (1.03)       (0.85)       (0.94)      (0.33)       (0.82)          (0.31)
    ----------    ----------   ----------   ----------   ----------   ----------    --------      -------         -------
    $    7.16     $     7.40   $     7.53   $     8.15   $     8.26   $     7.92    $   7.16      $  7.40         $  7.53
    ==========    ==========   ==========   ==========   ==========   ==========    ========      =======         =======
         1.24%          9.51%        1.31%       11.55%       15.58%       19.71%       1.24%        9.51%           5.58%

        10.04%++        9.61%        8.65%        8.18%         8.4%         9.5%      10.04%++      9.61%           8.65%++
         1.77%++        1.75%        1.75%        1.62%         1.6%         1.6%       1.77%++      1.75%           1.75%++
         1.81%++        1.79%        1.79%        1.62%         1.6%         1.6%       1.81%++      1.79%           1.79%++
           30%            83%         128%         128%         118%         137%         30%          83%            128%
    $3,078,059    $3,294,427   $3,309,389   $3,380,439   $2,441,180   $1,601,238    $100,834      $67,181         $10,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular

Notes to Financial Statements unaudited

trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued

MainStay High Yield Corporate Bond Fund

interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2000:

                                                               Contract        Contract        Unrealized
                                                                Amount          Amount       Appreciation/
                                                                 Sold         Purchased      (Depreciation)
                                                             ------------    ------------    --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 9/7/00......................  E111,715,000    $105,952,740     $(1,603,801)
Pound Sterling vs. U.S. Dollar, expiring 8/31/00...........   L93,675,000    $138,407,623      (3,572,670)

                                                               Contract       Contract
                                                                Amount         Amount
                                                               Purchased        Sold
                                                              -----------    -----------
Foreign Currency Buy Contracts
Pound Sterling vs. U.S. Dollar, expiring 8/31/00............  L10,184,193    $15,400,000          35,865
                                                                                             -----------
Net unrealized depreciation on foreign currency forward
  contracts.................................................                                 $(5,140,606)
                                                                                             ===========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At June 30, 2000 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2000:

                                                                Principal                                      Percent
                                              Date(s) of         Amount/                         6/30/00          of
Security                                     Acquisition          Shares            Cost          Value       Net Assets
-----------------------------------------  ----------------  ----------------   ------------   ------------   ----------
245 Park Ave.
  Bank debt
  8.41%, due 12/10/02....................      10/28/99        $    4,577,846   $  4,229,500   $  4,188,729      0.1%
AerFi Group, PLC
  Preferred Stock........................  3/7/96-12/28/97         41,600,000     16,177,800     21,632,000      0.6
Affinity Group, Inc.
  Bank debt, Tranche B
  10.2738%, due 6/30/06..................      12/17/98             7,800,480      7,799,480      7,722,475      0.2
Euro Disneyland S.N.C.
  Phase 1, Bank debt
  Tranche A
  5.4292%, due 11/30/06..................  7/21/99-2/18/00    FF   30,397,927      3,490,822      3,903,231      0.1
  Tranche D
  5.4051%, due 11/30/06..................  7/21/99-2/18/00         25,169,728      2,904,105      2,511,971      0.1
Eurotunnel
  Bank debt, Tier One
  5.28%, due 12/31/12....................  10/28/98-9/8/99        216,353,211     29,369,197     24,661,478      0.7
  7.03%, due 12/31/12....................  3/23/99-3/27/00     L   21,421,644     28,428,425     25,660,248      0.7
Foamex L.P.
  Bank debt, Revolver
  10.6875%, due 12/30/06.................   1/6/00-6/30/00     $    9,999,135      9,447,503      9,586,671      0.3
FRI-MRD Corp.
  14.00%, due 1/24/02....................      10/30/98            19,000,000     19,381,847     18,715,000      0.5
  15.00%, due 1/24/02....................  8/12/97-12/22/99        55,050,000     54,866,147     53,949,000      1.4
Genesis Health Ventures, Inc.
  Bank debt, Revolver
  10.25%, due 9/30/03....................  2/15/00-4/19/00          2,965,413      1,723,130      1,826,694      0.1
  Bank debt, Term Loan B
  10.25%, due 9/30/04....................  12/20/99-5/24/00         6,240,907      4,266,954      3,838,158      0.1

MainStay High Yield Corporate Bond Fund

                                                                Principal                                      Percent
                                              Date(s) of         Amount/                         6/30/00          of
Security                                     Acquisition          Shares            Cost          Value       Net Assets
-----------------------------------------  ----------------  ----------------   ------------   ------------   ----------
Genesis Health Ventures, Inc.
  Bank debt, Term Loan C
  10.50%, due 6/1/05.....................  12/20/99-5/24/00      $  6,210,074   $  4,223,154   $  3,819,195      0.1%
Global Motorsport Group, Inc.
  Bank debt, Tranche B
  10.125%, due 10/31/05..................      12/15/98             4,925,000      4,925,000      4,900,375      0.1
Harnischfeger Industries, Inc.
  Bank debt, Revolver
  11.00%, due 10/15/02...................       5/9/00              5,000,000      2,328,464      1,737,500      0.1
ICO Global Communications
  Holdings, Ltd.
  Common Stock
  Class A................................      5/15/00                789,474     16,500,007     16,500,007      0.5
Intertek Testing Services Ltd.
  12.00%, due 11/1/07 (a)................   11/8/96-5/1/00          6,069,951      5,889,909      5,705,754      0.2
  Warrants...............................      11/8/96                    691        223,440        221,120      0.0(b)
Metawave Communications Corp.
  Common Stock (c).......................   4/28/98-5/2/00            259,118         55,074      6,915,213      0.2
Multicare Companies, Inc. (The)
  Bank debt, Revolver
  10.75%, due 9/30/03....................  2/15/00-4/19/00          1,600,879        918,713        896,493      0.0(b)
  Bank debt, Term Loan B
  10.75%, due 9/30/04....................  12/20/99-5/24/00         5,714,301      3,881,878      3,200,009      0.1
  Bank debt, Term Loan C
  11.00%, due 6/1/05.....................  12/20/99-5/24/00         1,894,988      1,275,538      1,061,193      0.0(b)
Paperboard Industries
  International, Inc.
  Preferred Stock
  5.00%, Class A.........................       5/5/98                219,308      3,643,057      3,413,503      0.1
President Casinos, Inc.
  12.00%, due 9/15/01....................      12/3/98             10,097,000     10,097,000      8,077,600      0.2
S-C Aircraft
  Series 1997-C
  11.00%, due 7/1/04.....................      3/20/97              7,377,772      7,377,772      6,998,997      0.2
Stone Container Corp.
  Bank debt, Term Loan E
  10.0313%, due 10/1/03..................      7/16/97              3,893,793      3,834,966      3,895,417      0.1
Supercanal Holdings, S.A.
  Bank debt
  6.50%, due 11/12/02....................      5/26/00              1,433,218      1,139,864        967,422      0.0(b)
Unilab Corp.
  Bank debt, Term Loan B
  10.75%, due 11/23/06...................      11/23/99             9,900,000      9,900,000      9,776,250      0.2
                                                                                ------------   ------------      ---
                                                                                $258,298,746   $256,281,703      7.0%
                                                                                ============   ============      ===

---------------
(a) PIK ("Payment In Kind")--Interest payment is made with additional shares.
(b) Less than one tenth of a percent.
(c) Illiquid security.
FF--French Franc
L--Pound Sterling

COMMITMENTS AND CONTINGENCIES. As of June 30, 2000, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
                          Borrower                            Commitment
                          --------                            ----------
Foamex L.P. ................................................  $2,413,584
Genesis Health Ventures, Inc. ..............................      19,128
Multicare Companies, Inc. (The).............................      21,800
                                                              ----------
                                                              $2,454,512
                                                              ==========

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted

MainStay High Yield Corporate Bond Fund

on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $500 million. For the six months ended June 30, 2000 the Manager earned $11,014,653 and waived $793,571 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay High Yield Corporate Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $84,609 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $9,145, $2,560,568 and $37,022, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $2,325,550.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $37,050 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $196,838 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

For federal income tax purposes, capital loss carryforwards of $11,538,824 were utilized, to the extent provided by regulations, to offset realized gains of the Fund during the year ended December 31, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $1,078,613 and $1,012,491, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED                  YEAR ENDED
                                                JUNE 30, 2000*               DECEMBER 31, 1999
                                         ----------------------------   ----------------------------
                                         CLASS A   CLASS B    CLASS C   CLASS A   CLASS B   CLASS C
                                         -------   --------   -------   -------   -------   --------
Shares sold............................   37,345     32,988    6,562     35,865    74,195     9,209
Shares issued in reinvestment of
  dividends and distributions..........    1,514     10,392      215      3,528    31,228       327
                                         -------   --------   ------    -------   -------    ------
                                          38,859     43,380    6,777     39,393   105,423     9,536
Shares redeemed........................  (19,851)   (58,500)  (1,770)   (26,457)  (99,743)   (1,791)
                                         -------   --------   ------    -------   -------    ------
Net increase (decrease)................   19,008    (15,120)   5,007     12,936     5,680     7,745
                                         =======   ========   ======    =======   =======    ======

-------
* Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSHY11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) High Yield
    Corporate Bond Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Bond Fund versus Salomon Smith Barney
                                                              Non-U.S. Dollar World Government Bond
                                                              Index--Class A, Class B, and Class C Shares      4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           29

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay International
Bond Fund versus Salomon Smith Barney
Non-U.S. Dollar World Government Bond Index

CLASS A SHARES Total Returns: 1 Year -6.45%, 5 Years 3.21%, Since Inception
4.67%
[CLASS A SHARES BAR GRAPH]

                                                                              SALOMON SMITH BARNEY
                                                 MAINSTAY INTERNATIONAL       NON-U.S. DOLLAR WORLD
                                                        BOND FUND            GOVERNMENT BOND INDEX*
                                                 ----------------------      ----------------------
9/13/94                                                  9550.00                    10000.00
12/94                                                    9569.00                    10256.00
12/95                                                   11356.00                    12261.00
12/96                                                   12935.00                    12761.00
12/97                                                   13171.00                    12218.00
12/98                                                   14700.00                    14392.00
12/99                                                   13492.00                    13661.00
6/00                                                    13032.00                    13396.00

CLASS B SHARES Total Returns: 1 Year -7.63%, 5 Years 3.09%, Since Inception
4.68%
[CLASS B SHARES BAR GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
                                                                            FUND                              INDEX*
                                                                ---------------------------       -----------------------------
9/13/94                                                                   10000.00                           10000.00
12/94                                                                     10020.00                           10256.00
12/95                                                                     11819.00                           12261.00
12/96                                                                     13371.00                           12761.00
12/97                                                                     13525.00                           12218.00
12/98                                                                     14985.00                           14392.00
12/99                                                                     13645.00                           13661.00
6/00                                                                      13037.00                           13396.00

CLASS C SHARES Total Returns: 1 Year -3.74%, 5 Years 3.44%, Since Inception
4.81%
[CLASS C SHARES BAR GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
                                                                            FUND                              INDEX*
                                                                ---------------------------       -----------------------------
9/13/94                                                                   10000.00                           10000.00
12/94                                                                     10020.00                           10256.00
12/95                                                                     11819.00                           12261.00
12/96                                                                     13371.00                           12761.00
12/97                                                                     13525.00                           12218.00
12/98                                                                     14985.00                           14392.00
12/99                                                                     13645.00                           13661.00
6/00                                                                      13137.00                           13396.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B share performance reflects a contingent deferred sales charge (CDSC) of 1%. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns reflect reinvestment of all income and capital gains. You cannot invest directly in an index.

-------

(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Throughout the six months ended June 30, 2000, the pace of the global economic recovery was a major theme affecting international bond markets. In the second quarter, many investors anticipated positive fiscal moves in major bond markets, and credit spreads among investment-grade issues began to widen.

Buoyant global economic activity led central banks in Europe, the U.K., and the United States to collectively raise rates on nine occasions, in preemptive moves seeking to curb inflation. In May, the U.S. Federal Reserve raised its targeted federal funds rate by 50 basis points, and in June, Europe's central bank made a similar move.

Booming economies resulted in surplus fiscal positions which major nations used to retire outstanding government debt. Stronger-than-expected tax receipts allowed the U.S. to initiate a Treasury buyback program, and mobile telecom license sales in Europe also led to government bond repurchases. While rising interest rates were flattening yield curves, reduced supply spurred a bond-market rally.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay International Bond Fund returned -3.41% for Class A shares and -3.72% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -0.85% return of the average Lipper(1) international income fund and the -1.95% return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index(2) over the same period.

Participation in weaker markets and the negative impact of the Fund's foreign currency exposure contributed to the Fund's underperformance during the reporting period.

SHIFTING BOND-MARKET DYNAMICS

During the first half of 2000, the Fund benefited from its positions in the Australian, Canadian, and U.K. markets, which returned 6.72%, 5.20%, and 4.17%, respectively, in local currency terms. These results compared favorably to the market's 2.11% return in local currency terms. The Fund's average position in these markets during the second quarter of 2000 was around 14% of net assets.

During the second quarter of the year, the fiscal situation in Europe triggered wider spreads on interest-rate swap transactions, especially in the U.K., as successful corporate bidders for mobile licenses began to hedge future issuance

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A SHARES BAR GRAPH]

Period end                                                    Total Return %
----------                                                    --------------
12/94                                                          0.2
12/95                                                         18.68
12/96                                                         13.90
12/97                                                          1.83
12/98                                                         11.61
12/99                                                         -8.22
6/00                                                          -3.41

Past performance is no guarantee of future results. Returns reflect the historical performance of Class B shares through 12/31/94. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

Period end                                                    Total Return %
----------                                                    --------------
12/94                                                          0.2
12/95                                                         17.96
12/96                                                         13.13
12/97                                                          1.15
12/98                                                         10.79
12/99                                                         -8.94
6/00                                                          -3.72

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of Class B shares through 8/31/98. See footnote * on page 10 for more information on performance.

through the interest-rate swap market. In anticipation of future bond supply, the market began to reprice certain sectors and most investors became increasingly concerned about credit risk. In the second quarter, credit spreads rose to the levels we last saw during the Russian crisis of 1998 for both corporate bonds and peripheral government issues. We believed that spreads may have reached their peak and that in June prices were at reasonable levels. As a result, we began adding spread product, including corporate issues, to the Fund's portfolio.

The Fund continued to maintain a conservative risk profile in its bond positions. As of June 30, 2000, duration and yield curve positions were neutral to the

-------

(3) Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
(4) Debt rated A by Standard & Poor's is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A rating may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

market and credit exposure to nonsovereign credits outside of Japan was limited. The Fund remained underweighted in Japanese bonds relative to the benchmark, as we saw potential for greater value elsewhere.

During the second quarter of 2000, the Fund established a position in 10-year Greek government bonds. We anticipate that yield spreads will narrow on these securities as Greece's participation in European Monetary Union approaches. We also established a position for the Fund in two-year Norwegian government bonds which carry a AAA rating.(3) As of June 30, 2000, the securities provided a 200 basis-point yield spread over comparable German government bonds.

At the end of the second quarter, Deutsche Telecom came to market with a $14 billion global bond offering, which saw high demand but caused some disturbances in secondary markets. The Fund participated in the five-year yen tranche, or portion, of the deal, as it was priced cheaper than comparable single-A rated issues, even though Deutsche Telecom's rating is AA-.(4) The bonds carried "step-up" coupon provisions in the event of a downgrade.

CURRENCY TRENDS

The dollar's strength detracted from the performance of most international currencies during the reporting period, with a negative impact on the Fund's performance. After developing record strength against the euro, however, the U.S. dollar pared back some of its gains as softer economic data in the U.S. suggested that efforts to slow economic growth were succeeding. These factors, combined with more appealing data in Europe, helped to boost the euro at the end of June 2000.

During the second quarter of 2000, fixed-income securities outperformed equities in many global markets, and particularly in the United States. We believe this may weaken international investors' infatuation with the U.S. dollar, and the Fund remains positioned for a rally in foreign currencies. We are particularly bullish on the euro.

LOOKING AHEAD

We see the possibility of additional rate hikes in both the United States and Europe, perhaps followed by a period of greater rate stability. Given the recent widening of yield spreads, we are seeking attractive opportunities among corporate bonds and other securities that may offer yield opportunities relative to government bonds. As we move into the second half of 2000, the Fund continues to underweight Japan, reduce Canadian exposure, and favor core European markets.

Past performance is
no guarantee of
future results.

Whatever the global economy may bring, the Fund will continue to seek to provide competitive overall returns commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   The MainStay International Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first half of 2000, the Fund maintained a stable dividend, which did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                       SINCE INCEPTION
                    1 YEAR   5 YEARS   THROUGH 6/30/00
    Class A         -2.04%   4.17%          5.50%
    Class B         -2.77%   3.44%          4.81%
    Class C         -2.77%   3.44%          4.81%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                       SINCE INCEPTION
                    1 YEAR   5 YEARS   THROUGH 6/30/00
    Class A         -6.45%   3.21%          4.67%
    Class B         -7.63%   3.09%          4.68%
    Class C         -3.74%   3.44%          4.81%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                            SINCE INCEPTION
                     1 YEAR      5 YEARS    THROUGH 6/30/00
    Class A         44 out of   13 out of       10 out of
                    58 funds    33 funds        30 funds
    Class B         47 out of   16 out of       12 out of
                    58 funds    33 funds        25 funds
    Class C         47 out of   n/a             48 out of
                    58 funds                    52 funds
    Average Lipper
    international
    income fund     0.45%       3.89%           5.13%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $8.48       $0.2784      $0.0000
    Class B     $8.50       $0.2400      $0.0000
    Class C     $8.50       $0.2400      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/00.

MainStay International Bond Fund

                                 PRINCIPAL
                                  AMOUNT              VALUE
--------------------------------------------------------------
LONG-TERM BONDS (93.6%)+
CORPORATE BONDS (14.2%)

AUSTRALIA (0.1%)
International Bank of
 Reconstruction &
 Development
 Series EMTN
 5.50%, due 5/14/03.........   A$      21,000      $    12,316
                                                   -----------

AUSTRIA (1.6%)
Oesterreichische
 Kontrollbank AG
 1.80%, due 3/22/10.........  Y    43,000,000          409,428
                                                   -----------

FRANCE (2.8%)
Societe Nationale des
 Chemins de Fer
 10.40%, due 12/10/01.......  FF    4,510,000          702,974
                                                   -----------

GERMANY (4.8%)
Bayerische VBK New York
 4.50%, due 6/24/02.........   E      267,000          252,321
Depfa Pfandbriefbank
 Series G3
 5.00%, due 2/3/05..........          490,000          460,459
Deutsche Telekom
 International Finance
 1.50%, due 6/15/05.........  Y    52,000,000          491,010
                                                   -----------
                                                     1,203,790
                                                   -----------
JAPAN (3.1%)
Inter-American Development
 Bank 1.90%, due 7/8/09.....       79,000,000          762,185
                                                   -----------

UNITED STATES (1.8%)
International Business
 Machines Corp.
 0.90%, due 4/14/03.........       47,000,000          443,130
                                                   -----------

Total Corporate Bonds (Cost
 $3,603,384)................                         3,533,823
                                                   -----------

GOVERNMENTS & FEDERAL AGENCIES (79.4%)
AUSTRALIA (0.7%)
Australian Government
 Series 803
 9.50%, due 8/15/03.........   A$     259,000          170,884
                                                   -----------

AUSTRIA (2.9%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03.........   E      778,000          728,263
                                                   -----------
--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                 PRINCIPAL
                                  AMOUNT              VALUE
--------------------------------------------------------------

BELGIUM (4.2%)
Kingdom of Belgium
 Series 10
 8.75%, due 6/25/02.........  E     1,017,000      $ 1,040,797
                                                   -----------
CANADA (4.7%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08..........   C$     701,000          476,672
 Series VR22
 7.50%, due 3/1/01..........          665,000          454,217
 Series VW17
 8.00%, due 6/1/27..........          283,000          250,190
                                                   -----------
                                                     1,181,079
                                                   -----------
DENMARK (2.2%)
Kingdom of Denmark
 6.00%, due 11/15/09........   DK   1,939,000          254,384
 7.00%, due 12/15/04........        2,144,000          287,615
                                                   -----------
                                                       541,999
                                                   -----------
FINLAND (2.3%)
Finnish Government
 5.75%, due 2/23/11.........   E      586,000          576,007
                                                   -----------

FRANCE (4.9%)
France Obligations
 Assimilables du Tresor
 4.00%, due 4/25/09.........          693,000          601,199
 5.50%, due 4/25/10.........          628,000          608,622
                                                   -----------
                                                     1,209,821
                                                   -----------

GERMANY (13.4%)
Bundesobligation
 Series 127
 4.50%, due 5/19/03.........        1,519,000        1,437,982
 Series 125
 5.00%, due 11/12/02........          799,000          766,303
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08..........          430,000          413,063
 5.625%, due 1/4/28.........          736,000          714,629
                                                   -----------
                                                     3,331,977
                                                   -----------
GREECE (1.9%)
Hellenic Republic
 6.30%, due 1/29/09.........  GRD 164,300,000          473,545
                                                   -----------

ITALY (3.3%)
Buoni Poliennali del Tesoro
 6.00%, due 5/1/31..........   E      208,000          204,134
 6.50%, due 11/1/27.........          232,999          240,014
 8.50%, due 1/1/04..........          350,000          369,161
                                                   -----------
                                                       813,309
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                 PRINCIPAL
                                  AMOUNT              VALUE
--------------------------------------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
JAPAN (20.3%)
Japanese Government
 Series 214
 1.80%, due 9/21/09.........  Y    90,300,000      $   855,900
 Series 45
 2.40%, due 3/20/20.........       38,800,000          383,189
 Series 182
 3.00%, due 9/20/05.........      274,000,000        2,816,939
 Series 145
 5.50%, due 3/20/02.........       96,000,000          985,414
                                                   -----------
                                                     5,041,442
                                                   -----------
NETHERLANDS (3.2%)
Netherlands Government
 3.75%, due 7/15/09.........   E      941,000          801,463
                                                   -----------

NORWAY (1.5%)
Norwegian Government 9.50%,
 due 10/31/02...............   NK   3,092,000          379,895
                                                   -----------

SOUTH KOREA (0.4%)
Republic of Korea 8.875%,
 due 4/15/08................   $       88,000           91,300
                                                   -----------

SPAIN (4.9%)
Bonos Y Obligacion del
 Estado
 4.50%, due 7/30/04.........   E      805,000          751,376
 5.15%, due 7/30/09.........          489,000          456,787
                                                   -----------
                                                     1,208,163
                                                   -----------
UNITED KINGDOM (8.6%)
United Kingdom Treasury
 Bonds
 6.00%, due 12/7/28.........   L      309,000          581,232
 6.75%, due 11/26/04........          470,000          742,124
 9.00%, due 10/13/08........          440,000          819,917
                                                   -----------
                                                     2,143,273
                                                   -----------
Total Governments & Federal
 Agencies
 (Cost $21,034,230).........                        19,733,217
                                                   -----------

Total Long-Term Bonds
 (Cost $24,637,614).........                        23,267,040
                                                   -----------

                                 PRINCIPAL
                                  AMOUNT              VALUE
--------------------------------------------------------------

SHORT-TERM INVESTMENT (1.8%)

COMMERCIAL PAPER (1.8%)
American Express Credit
 Corp.
 6.88%, due 7/3/00..........   $      435,000      $   434,834
                                                   -----------
Total Short-Term Investment
 (Cost $434,834)............                           434,834
                                                   -----------

Total Investments
 (Cost $25,072,448) (a).....             95.4%      23,701,874(b)
                                                   -----------
Cash and Other Assets,
 Less Liabilities...........              4.6        1,154,797
                                        -----      -----------
Net Assets..................            100.0%     $24,856,671
                                        =====      ===========

-------
 (a) The cost for federal income tax purposes is $25,187,421.
 (b) At June 30, 2000 net unrealized depreciation for securities was $1,485,547, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $218,275, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,703,822.
 (c) The following abbreviations are used in the above portfolio:

     A$-- Australian Dollar
     C$-- Canadian Dollar
     DK-- Danish Krone
      E-- Euro
     FF-- French Franc
     GRD-- Greek Drachma
      Y-- Japanese Yen
     NK-- Norwegian Krone
      L-- Pound Sterling
      $-- U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $25,072,448)..............................................       $23,701,874
Cash denominated in foreign currencies (identified cost
  $690,489).................................................           700,334
Cash........................................................           103,907
Receivables:
  Investment securities sold................................         1,357,281
  Interest..................................................           429,902
  Fund shares sold..........................................            93,389
Unrealized appreciation on foreign currency forward
  contracts.................................................           176,333
                                                                   -----------
        Total assets........................................        26,563,020
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,393,698
  Transfer agent............................................            19,671
  Fund shares redeemed......................................            17,156
  NYLIFE Distributors.......................................            11,956
  Custodian.................................................            11,239
  MainStay Management.......................................             9,097
  Trustees..................................................               148
Accrued expenses............................................            48,712
Unrealized depreciation on foreign currency forward
  contracts.................................................            67,232
Dividend payable............................................           127,440
                                                                   -----------
        Total liabilities...................................         1,706,349
                                                                   -----------
Net assets..................................................       $24,856,671
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    16,197
  Class B...................................................            12,968
  Class C...................................................               113
Additional paid-in capital..................................        28,899,639
Accumulated distribution in excess of net investment
  income....................................................          (393,745)
Accumulated net realized loss on investments................        (1,297,281)
Accumulated net realized loss on foreign currency
  transactions..............................................        (1,106,144)
Net unrealized depreciation on investments..................        (1,370,574)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            95,498
                                                                   -----------
Net assets..................................................       $24,856,671
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $13,739,712
                                                                   ===========
Shares of beneficial interest outstanding...................         1,619,679
                                                                   ===========
Net asset value per share outstanding.......................       $      8.48
Maximum sales charge (4.50% of offering price)..............              0.40
                                                                   -----------
Maximum offering price per share outstanding................       $      8.88
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $11,021,034
                                                                   ===========
Shares of beneficial interest outstanding...................         1,296,779
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.50
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    95,925
                                                                   ===========
Shares of beneficial interest outstanding...................            11,288
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.50
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $   653,298
                                                              -----------
Expenses:
  Management................................................       86,492
  Transfer agent............................................       59,909
  Distribution--Class B.....................................       45,035
  Distribution--Class C.....................................          289
  Registration..............................................       18,876
  Professional..............................................       17,062
  Service--Class A..........................................       15,782
  Service--Class B..........................................       15,012
  Service--Class C..........................................           96
  Custodian.................................................       10,469
  Shareholder communication.................................        8,724
  Recordkeeping.............................................        6,023
  Trustees..................................................          269
  Miscellaneous.............................................       10,439
                                                              -----------
    Total expenses before waiver............................      294,477
Fees waived by Manager......................................      (37,068)
                                                              -----------
    Net expenses............................................      257,409
                                                              -----------
Net investment income.......................................      395,889
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................     (630,252)
  Option transactions.......................................     (108,444)
  Foreign currency transactions.............................   (1,106,144)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,844,840)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................      348,734
  Written call option transactions..........................       (1,080)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      161,571
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................      509,225
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (1,335,615)
                                                              -----------
Net decrease in net assets resulting from operations........  $  (939,726)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   395,889     $ 1,015,767
  Net realized loss on investments and foreign currency
    transactions............................................    (1,844,840)     (1,414,883)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........       509,225      (2,397,019)
                                                               -----------     -----------
  Net decrease in net assets resulting from operations......      (939,726)     (2,796,135)
                                                               -----------     -----------
Dividends and distributions to shareholders:
  From net investment income and net realized gain on
    foreign currency transactions:
    Class A.................................................      (415,606)        (54,546)
    Class B.................................................      (329,728)        (57,078)
    Class C.................................................        (2,178)           (163)
  In excess of net realized gain on investments:
    Class A.................................................            --        (126,027)
    Class B.................................................            --        (142,146)
    Class C.................................................            --            (480)
  Return of capital
    Class A.................................................            --        (712,492)
    Class B.................................................            --        (745,579)
    Class C.................................................            --          (2,130)
                                                               -----------     -----------
      Total dividends and distributions to shareholders.....      (747,512)     (1,840,641)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     3,169,856       1,907,757
    Class B.................................................       676,047       2,438,569
    Class C.................................................       115,347         128,002
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       144,107         385,784
    Class B.................................................       240,166         815,129
    Class C.................................................         1,463           1,984
                                                               -----------     -----------
                                                                 4,346,986       5,677,225
  Cost of shares redeemed:
    Class A.................................................    (1,071,551)     (3,405,421)
    Class B.................................................    (2,995,421)     (5,571,177)
    Class C.................................................       (64,961)        (74,513)
                                                               -----------     -----------
      Net increase (decrease) in net assets derived from
       capital share transactions...........................       215,053      (3,373,886)
                                                               -----------     -----------
      Net decrease in net assets............................    (1,472,185)     (8,010,662)
NET ASSETS:
Beginning of period.........................................    26,328,856      34,339,518
                                                               -----------     -----------
End of period...............................................   $24,856,671     $26,328,856
                                                               ===========     ===========
Accumulated distribution in excess of net investment income
  at end of period..........................................   $  (393,745)    $   (42,122)
                                                               ===========     ===========


-------
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                ---------------------------------------------------------------------------
                                                Six months
                                                  ended                           Year ended December 31,
                                                 June 30,       -----------------------------------------------------------
                                                  2000+          1999         1998         1997         1996         1995
                                                ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period....       $  9.07        $ 10.57      $ 10.10      $ 10.95      $ 10.43      $  9.90
                                                 -------        -------      -------      -------      -------      -------
Net investment income.....................          0.16           0.36         0.54         0.80         0.72         1.15
Net realized and unrealized gain (loss) on
  investments.............................         (0.13)         (0.89)        0.58        (0.94)        0.27         0.59
Net realized and unrealized gain (loss) on
  foreign currency transactions...........         (0.34)         (0.33)        0.02         0.33         0.41         0.07
                                                 -------        -------      -------      -------      -------      -------
Total from investment operations..........         (0.31)         (0.86)        1.14         0.19         1.40         1.81
                                                 -------        -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income and net
    realized gain on foreign currency
    transactions..........................         (0.28)         (0.04)       (0.58)       (0.76)       (0.73)       (0.61)
  From net realized gain on investments...            --             --        (0.09)       (0.28)       (0.15)       (0.28)
  In excess of net realized gain on
    investments and foreign currency
    transactions..........................            --          (0.09)          --           --           --        (0.39)
  Return of capital.......................            --          (0.51)          --           --           --           --
                                                 -------        -------      -------      -------      -------      -------
Total dividends and distributions.........         (0.28)         (0.64)       (0.67)       (1.04)       (0.88)       (1.28)
                                                 -------        -------      -------      -------      -------      -------
Net asset value at end of period..........       $  8.48        $  9.07      $ 10.57      $ 10.10      $ 10.95      $ 10.43
                                                 =======        =======      =======      =======      =======      =======
Total investment return (a)...............         (3.41%)        (8.22%)      11.61%        1.83%       13.90%       18.68%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................          3.57%++        3.80%        5.17%        5.35%         5.4%         5.6%
    Net expenses..........................          1.72%++        1.61%        1.59%        1.56%         1.5%         1.5%
    Expenses (before waiver)..............          2.02%++        1.91%        1.89%        1.86%         1.8%         1.8%
Portfolio turnover rate...................           116%           281%         287%         179%          59%         103%
Net assets at end of period (in 000's)....       $13,740        $12,326      $15,542      $12,263      $11,965      $11,494


-------
 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

                              Class B                                              Class C
    ------------------------------------------------------------   ----------------------------------------
    Six months                                                     Six months                  September 1*
      ended                  Year ended December 31,                 ended       Year ended      through
     June 30,    -----------------------------------------------    June 30,    December 31,   December 31,
      2000+       1999      1998      1997      1996      1995       2000+          1999           1998
    ----------   -------   -------   -------   -------   -------   ----------   ------------   ------------
     $  9.08     $ 10.59   $ 10.12   $ 10.98   $ 10.45   $  9.90    $  9.08        $10.59         $10.13
     -------     -------   -------   -------   -------   -------    -------        ------         ------
        0.11        0.29      0.46      0.74      0.64      1.06       0.11          0.29           0.16
       (0.13)      (0.90)     0.58     (0.96)     0.27      0.61      (0.13)        (0.90)          0.53
       (0.32)      (0.33)     0.02      0.34      0.42      0.07      (0.32)        (0.33)          0.02
     -------     -------   -------   -------   -------   -------    -------        ------         ------
       (0.34)      (0.94)     1.06      0.12      1.33      1.74      (0.34)        (0.94)          0.71
     -------     -------   -------   -------   -------   -------    -------        ------         ------
       (0.24)      (0.03)    (0.50)    (0.70)    (0.65)    (0.56)     (0.24)        (0.03)         (0.16)
          --          --     (0.09)    (0.28)    (0.15)    (0.28)        --            --          (0.09)
          --       (0.09)       --        --        --     (0.35)        --         (0.09)            --
          --       (0.45)       --        --        --        --         --         (0.45)            --
     -------     -------   -------   -------   -------   -------    -------        ------         ------
       (0.24)      (0.57)    (0.59)    (0.98)    (0.80)    (1.19)     (0.24)        (0.57)         (0.25)
     -------     -------   -------   -------   -------   -------    -------        ------         ------
     $  8.50     $  9.08   $ 10.59   $ 10.12   $ 10.98   $ 10.45    $  8.50        $ 9.08         $10.59
     =======     =======   =======   =======   =======   =======    =======        ======         ======
       (3.72%)     (8.94%)   10.79%     1.15%    13.13%    17.96%     (3.72%)       (8.94%)         7.05%
        2.82%++     3.05%     4.42%     4.69%      4.8%      4.9%      2.82%++       3.05%          4.42%++
        2.47%++     2.36%     2.34%     2.22%      2.1%      2.2%      2.47%++       2.36%          2.34%++
        2.77%++     2.66%     2.64%     2.52%      2.4%      2.5%      2.77%++       2.66%          2.64%++
         116%        281%      287%      179%       59%      103%       116%          281%           287%
     $11,021     $13,955   $18,797   $20,870   $19,020   $13,212    $    96        $   48         $   --(b)

MainStay International Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economical instability, less publicly available information, and changes in tax or currency laws or monetary policy.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

Notes to Financial Statements unaudited

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

MainStay International Bond Fund

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2000:

                                                        CONTRACT        CONTRACT        UNREALIZED
                                                         AMOUNT          AMOUNT       APPRECIATION/
                                                          SOLD          PURCHASED     (DEPRECIATION)
                                                     --------------   -------------   --------------
Foreign Currency Sale Contracts
-------------------------------
Canadian Dollar vs. U.S. Dollar, expiring
  8/28/00..........................................  C$     440,000   $     292,943     $  (4,439)
Danish Krone vs. U.S. Dollar, expiring 8/22/00.....  DK   1,425,000   $     172,101       (11,448)
Euro vs. Pound Sterling, expiring 8/4/00...........  E      785,131   L     471,000       (40,832)
Norwegian Krone vs. U.S. Dollar, expiring
  9/22/00..........................................  NK   3,463,000   $     401,321        (3,749)
Pound Sterling vs. Euro, expiring 8/4/00...........  L      878,836   E   1,438,460        50,716
Pound Sterling vs. U.S. Dollar, expiring 8/4/00....  L      635,000   $     991,127        29,122
                                                        CONTRACT        CONTRACT
                                                         AMOUNT          AMOUNT
                                                       PURCHASED          SOLD
                                                     --------------   -------------
Foreign Currency Buy Contracts
------------------------------
Euro vs. U.S. Dollar, expiring 8/4/00..............  E    2,022,860   $   1,880,457        63,181
Japanese Yen vs. U.S. Dollar, expiring 8/31/00.....  Y  233,400,000   $   2,205,215        26,126
Pound Sterling vs. U.S. Dollar, expiring 8/4/00....  L       75,500   $     115,662        (1,282)
Swedish Krona vs. U.S. Dollar, expiring 7/17/00....  SK   3,849,606   $     445,000        (5,482)
Swiss Franc vs. U.S. Dollar, expiring 8/4/00.......  CF     238,494   $     140,000         7,188
                                                                                        ---------
Net unrealized appreciation on foreign currency
  forward contracts................................                                     $ 109,101
                                                                                        =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2000 was as follows:

                                                               NOTIONAL
                                                                AMOUNT     PREMIUM
                                                              ----------   --------
Options outstanding at December 31, 1999....................  (3,700,000)  $(26,973)
Options--written............................................  (2,495,000)    (4,672)
Options--buybacks...........................................   1,850,000     11,230
Options--expired............................................   4,345,000     20,415
                                                              ----------   --------
Options outstanding at June 30, 2000........................          --   $     --
                                                              ==========   ========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax

MainStay International Bond Fund

purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2000:

             CURRENCY                                    COST                    VALUE
----------------------------------                     --------                 --------
Australian Dollar    A$     6,924                      $  3,959                 $  4,158
Danish Krone         DK    89,157                        11,523                   11,456
Euro                 E    708,825                       669,478                  679,478
Japanese Yen         Y    244,714                         2,289                    2,313
New Zealand Dollar   N$     6,220                         3,240                    2,929
                                                       --------                 --------
                                                       $690,489                 $700,334
                                                       ========                 ========

CONCENTRATION. At June 30, 2000, substantially all of the Funds' net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2000, the Fund invested approximately 23.4% of its net assets in issuers in Japan. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Substantially all of the Fund's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has

MainStay International Bond Fund

agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reaches $50 million in net assets. For the six months ended June 30, 2000, the Manager earned $86,492 and waived $37,068 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.45% of the average daily net assets of the Fund. The Subadvisor has voluntarily agreed to waive a portion of its fee until such time as the Fund reaches $50 million in net assets.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $40 for the six months ended June 30, 2000. The Fund also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $8, $11,335 and $124, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $59,909.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each

Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $6,659,671 which represents 48.5% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $257 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,023 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for federal income tax purposes, capital loss carryforwards of $402,968 which have been deferred for federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2007. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund has elected to treat for federal income tax purposes approximately $128,272 of qualifying realized capital gains and foreign exchange gains that arose during the period (after October 31, 1999) as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of U.S. Government securities were $0 and $1,155, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $27,758 and $28,173, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the six months ended June 30, 2000.

MainStay International Bond Fund

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      SIX MONTHS ENDED                 YEAR ENDED
                                                       JUNE 30, 2000*               DECEMBER 31, 1999
                                                 ---------------------------   ---------------------------
                                                 CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------   -------   -------   -------
Shares sold....................................    369        78       14        200       248       13
Shares issued in reinvestment of dividends and
  distributions................................     17        17       --(a)      41        85       --(a)
                                                  ----      ----       --       ----      ----       --
                                                   386        95       14        241       333       13
Shares redeemed................................   (124)     (334)      (8)      (354)     (572)      (8)
                                                  ----      ----       --       ----      ----       --
Net increase (decrease)........................    262      (239)       6       (113)     (239)       5
                                                  ====      ====       ==       ====      ====       ==


-------
 *   Unaudited.
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved.  MSIB11-08/00

[RECYCLE.LOGO]

                                                        [MAINSTAY FUNDS GRAPHIC]

    MainStay(R)
    International Bond Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Equity Fund versus Morgan Stanley Capital
                                                              International EAFE Index--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index

CLASS A SHARES Total Returns: 1 Year 5.79%, 5 Years 10.64%, Since Inception
7.58%

                              [PERFORMANCE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
PERIOD END                                                                  FUND                    INTERNATIONAL EAFE INDEX*
----------                                                     -----------------------------        -------------------------
9/13/94                                                       $            9,450.00              $            10,000.00
12/94                                                                      9,233.00                            9,586.00
12/95                                                                      9,718.00                           10,661.00
12/96                                                                     10,669.00                           11,306.00
12/97                                                                     11,151.00                           11,507.00
12/98                                                                     13,400.00                           13,808.00
12/99                                                                     17,090.00                           17,532.00
6/00                                                                      15,284.00                           16,819.00

CLASS B SHARES Total Returns: 1 Year 6.22%, 5 Years 10.83%, Since Inception
              7.76%

                              [PERFORMANCE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
PERIOD END                                                                  FUND                    INTERNATIONAL EAFE INDEX*
----------                                                     -----------------------------        -------------------------
9/13/94                                                       $            9,450.00              $            10,000.00
12/94                                                                      9,233.00                            9,586.00
12/95                                                                      9,718.00                           10,661.00
12/96                                                                     10,669.00                           11,306.00
12/97                                                                     11,151.00                           11,507.00
12/98                                                                     13,400.00                           13,808.00
12/99                                                                     17,090.00                           17,532.00
6/00                                                                      15,284.00                           16,819.00

CLASS C SHARES Total Returns: 1 Year 10.22%, 5 Years 11.09%, Since Inception
              7.88%

                              [PERFORMANCE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
PERIOD END                                                                  FUND                    INTERNATIONAL EAFE INDEX*
----------                                                     -----------------------------        -------------------------
9/13/94                                                       $           10,000.00              $            10,000.00
12/94                                                                      9,770.00                            9,586.00
12/95                                                                     10,187.00                           10,661.00
12/96                                                                     11,109.00                           11,306.00
12/97                                                                     11,529.00                           11,507.00
12/98                                                                     13,759.00                           13,808.00
12/99                                                                     17,418.00                           17,532.00
6/00                                                                      15,531.00                           16,819.00

-------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B share performance reflects a contingent deferred sales charge (CDSC) of 1%. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class C shares would be subject to CDSC of 1% if redeemed within one year of purchase.

* The Morgan Stanley Capital International Europe, Australasia, Far East Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

Portfolio Management Discussion and Analysis

During the six months ended June 30, 2000, international equities were highly volatile and the U.S. dollar remained strong against most other currencies. Canada (+25.75%) was the best-performing international market in local currency terms, followed by Sweden (+12.49%), France (+10.87%), Australia (+9.32%), and Denmark (+8.81%). Laggards included Singapore (-19.74%), Ireland (-14.04%), Hong Kong (-12.81%), Belgium (-12.20%), and New Zealand (-7.67%), all in local terms.

Among the larger markets, Japan, Germany, and the U.K. posted negative returns in both U.S. dollar and local currency terms. Three smaller markets--Norway, Portugal, and Switzerland--had positive returns in their local currencies, but negative results in U.S. dollars.

During the first half of the year, European companies and economies continued to restructure, Japan sought to benefit from a fiscal stimulus package, telecommunications and information technology companies vied for market dominance, and oil and natural resources companies pursued ways to profit from growing world demand.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay International Equity Fund returned -10.57% for Class A shares and -10.84% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -4.56% return of the average Lipper(1) international fund and the -4.06% return of the Morgan Stanley Capital International EAFE Index(2) over the same period.

The Fund's absence from the best-performing international market and heavy weightings in Japan, the U.K., and Ireland contributed to the Fund's underperformance. Exposure to foreign currencies, especially the euro, also had a negative impact on the Fund's results.

EUROPEAN HOLDINGS

European markets provided mixed results, with Denmark, Finland, France, Italy, the Netherlands, and Sweden providing positive returns in U.S. dollar terms. Other markets provided negative results for U.S. investors, with Germany and Ireland posting double-digit losses in the second quarter in both U.S. dollar and local currency terms. Although Norway provided positive returns in local currency terms in both the first and second quarters, when translated into U.S. dollars, results for the six-month period were negative.

-------

(1) See footnote and table on page 11 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                              [PERFORMANCE GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                            -2.30
12/95                                                                             5.25
12/96                                                                             9.78
12/97                                                                             4.52
12/98                                                                            20.17
12/99                                                                            27.54
6/00                                                                            -10.57
Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote *
  on page 11 for more information on performance.

CLASS B AND CLASS C SHARES

                              [PERFORMANCE GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/94                                                                             -2.3
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                             26.6
6/00                                                                            -10.84
Past performance is no guarantee of future results. Class C shares returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 11 for more information on performance.

During the reporting period, signs of improving growth emerged in the euro zone. Higher oil prices and weakness in the euro have raised inflation concerns, although actual inflation has remained moderate.

In Europe, the Fund continued to favor Finland, Ireland, and Portugal, where we believe economic growth prospects remain strong. Finland continued to benefit from strengths in natural resources and telecommunications and the Fund's Finnish investments had a positive impact on performance during the semiannual period. Swedish and French stocks also provided positive returns for U.S. investors, as French companies continued to benefit from strategic acquisitions and restructurings, seeking to maximize potential opportunities now that European Monetary Union is underway.

Strong European stocks included Finnish telecommunications giant Nokia Oyj, which was the Fund's largest holding at the end of June and contributed positively to performance, returning +18.77% in local terms for the semiannual period. Schering AG, a German pharmaceutical manufacturer, benefited from its broad range of products and the market's preference for more defensive names as technology stocks corrected. The Fund's investment in Schering AG returned +44.88% in local terms during the reporting period.

Cement and building materials manufacturer CRH PLC should continue to benefit from the rapidly growing Irish economy and from infrastructure spending in the 12 countries where it operates. While the stock returned a disappointing -11.68% in local terms over the semiannual period, it outperformed the Irish stock market as a whole.

Throughout the U.K., rising interest rates reduced profit expectations, causing equity returns to drop significantly. The Fund's substantial allocation to U.K. equities detracted from performance during the reporting period, but we believe that when monetary tightening slows, performance should improve. Among the Fund's U.K. holdings was Cable & Wireless PLC, a global telecommunications company with a broad range of products and services. The company's outstanding earnings growth projections helped it substantially outperform the -10.77% return of the EAFE telecom sector to provide the Fund with a +6.67% return in local currency terms during the first half of the year. The Fund's holdings in BP Amoco PLC also outperformed in a declining market, returning +1.84% in local currency terms during the reporting period. The company, which has operations in more than 70 nations, benefited from higher oil prices, strong earnings growth prospects, and rising demand.

A less successful U.K. holding was Vodafone AirTouch PLC, which provides mobile telecommunications services and returned -12.96% in local terms for the semiannual period. Although the company is the world's largest wireless operator, the company's earnings prospects were hurt by rising interest rates and questions about financing third-generation (3G) wireless spectrum licenses.

PACIFIC RIM MARKETS

Despite the initial promise of Japan's economic recovery and fiscal stimulus package, our decision to overweight Japanese equities early in the year had a negative impact on performance for the semiannual period, and in the second quarter, we returned the Fund to a neutral Japanese weighting versus the EAFE Index.

Despite disappointing short-term returns, Japan holds much promise if its companies can work through the restructuring process. The Fund continues to favor telecommunications companies and major corporations, such as Sony Corp., NEC Corp., and TDK, whose technology-related products are exported worldwide. Unfortunately, the Fund's overweighted position in Sony Corp. detracted from performance during the semiannual period, when the stock returned -34.65% in local currency terms, despite ongoing restructuring efforts and new business policies designed to create value for shareholders.

Concerns over further monetary tightening in major industrialized countries caused Southeast Asian markets to rank among the world's worst-performing markets for the six months ended June 30, 2000. Fortunately, the Fund was underweighted in Hong Kong and neutral in Singapore, which together accounted for less than two percent of the Fund's assets at the end of the reporting period.

In Australia, the Fund focused on the natural resources and telecom sectors, with a positive impact on Fund performance. Australian holdings included Broken Hill Proprietary Co., a diversified resource company that benefited as global growth moved commodity prices higher. Cable & Wireless Optus, Ltd. another Fund holding, is the number two telecom provider and performed well over the six-month reporting period as investors speculated on consolidation prospects within the industry.

CURRENCY OUTLOOK

Exposure to foreign currencies detracted from the Fund's performance throughout most of the reporting period. Although the U.S. dollar pared back some of its gains against the euro at the end of June, the euro's improvement was too little and too late to significantly affect Fund results.

The fact that income securities outperformed equities in the second quarter may help erode some of the fascination international investors have had with the U.S. dollar. The Fund remains positioned for a rally in foreign currencies versus the U.S. dollar, and we believe the euro is particularly due for improvement.

LOOKING AHEAD

We expect the Japanese economic recovery to continue, moving stock prices higher, despite volatility along the way. We are encouraged by continued GDP growth, low unemployment, and improving labor market conditions in Europe.

Whatever happens with the markets, interest rates, and currencies, the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities, with current income as a secondary objective.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 6/30/00
Class A            11.95%       11.90%          8.64%
Class B            11.22%       11.09%          7.88%
Class C            11.22%       11.09%          7.88%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 6/30/00
Class A            5.79%        10.64%          7.58%
Class B            6.22%        10.83%          7.76%
Class C            10.22%       11.09%          7.88%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                            SINCE INCEPTION
                   1 YEAR       5 YEARS     THROUGH 6/30/00
Class A          536 out of    169 out of       184 out of
                 655 funds     267 funds        230 funds
Class B          546 out of    183 out of       164 out of
                 655 funds     267 funds        203 funds
Class C          546 out of    n/a              508 out of
                 655 funds                      571 funds
Average Lipper
international
fund              24.46%         13.15%        10.64%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

                NAV 6/30/00     INCOME      CAPITAL GAINS
Class A            $13.62       $0.0000        $0.0000
Class B            $13.33       $0.0000        $0.0000
Class C            $13.33       $0.0000        $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/00.

MainStay International Equity Fund

                                   SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (98.2%)+

AUSTRALIA (2.7%)
Broken Hill Proprietary Co.,
 Ltd. (energy sources).........     35,248       $    417,966
Cable & Wireless Optus, Ltd.
 (telecommunications) (a)......    178,683            534,260
Commonwealth Bank of Australia
 (banking).....................     14,360            238,736
National Australia Bank, Ltd.
 (banking).....................     28,780            482,063
News Corp., Ltd. (The)
 (broadcasting & publishing)...     89,963          1,242,315
Securenet, Ltd. (business &
 public services) (a)..........     56,140            310,773
                                                 ------------
                                                    3,226,113
                                                 ------------
BELGIUM (1.2%)
Electrabel, S.A.
 (utilities-electrical &
 gas)..........................      1,780            441,762
Fortis B (insurance)...........     22,320            652,148
Solvay, S.A. Class A
 (chemicals)...................      4,770            322,362
                                                 ------------
                                                    1,416,272
                                                 ------------
DENMARK (0.2%)
Tele Danmark AS
 (telecommunications)..........      3,389            229,057
                                                 ------------
FINLAND (3.9%)
Comptel Oyj
 (telecommunications)..........      3,550             71,804
Nokia Oyj (electrical &
 electronics) (c)..............     77,967          3,994,800
Outokumpu Oyj
 (metals-nonferrous)...........     33,440            320,555
UPM-Kymmene Oyj (forest
 products & paper).............     14,220            354,413
                                                 ------------
                                                    4,741,572
                                                 ------------
FRANCE (10.0%)
Air Liquide, S.A.
 (chemicals)...................      2,422            317,148
AXA, S.A. (insurance)..........      4,408            697,207
Carrefour, S.A.
 (merchandising)...............     12,780            877,163
Compagnie Generale d'Industrie
 et de Participations, S.A.
 (multi-industry)..............      8,400            359,129
Elf Aquitaine, S.A. (energy
 sources)......................          8              1,645
France Telecom, S.A.
 (telecommunications)..........     10,070          1,413,211
Groupe Danone, S.A. (food &
 household products)...........      4,186            557,764
Lafarge, S.A. (building
 materials & components).......      2,770            216,143
L'Oreal, S.A. (health &
 personal care)................      1,527          1,327,648
Pernod-Ricard, S.A. (beverages
 & tobacco)....................      3,500            191,240
Pinault-Printemps-Redoute, S.A.
 (merchandising)...............      1,560            347,983
-------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                   SHARES           VALUE
-------------------------------------------------------------
FRANCE (CONTINUED)
PSA Peugeot Citroen
 (automobiles).................      3,103       $    625,246
Renault, S.A. (automobiles)....      5,760            262,825
Rhodia, S.A. (chemicals).......     18,000            303,684
Schneider, S.A. (electrical &
 electronics)..................      3,977            278,301
Scor, S.A. (insurance).........      8,240            360,266
Societe Generale, S.A. Class A
 (banking).....................      5,680            343,025
Suez Lyonnaise des Eaux, S.A.
 (business & public
 services).....................      2,890            508,359
Suez Lyonnaise des Eaux, S.A.
 Strip (business & public
 services) (d).................      2,890                 28
Thomson CSF, S.A. (aerospace &
 military technology) (a)......      7,061            279,275
Total Fina Elf, S.A. Class B
 (energy sources) (c)..........     11,115          1,711,164
Total Fina Elf, S.A. Strip
 (energy sources) (d)..........      3,780                 36
Vivendi, S.A. (business &
 public services) (c)..........     12,435          1,102,019
                                                 ------------
                                                   12,080,509
                                                 ------------
GERMANY (9.9%)
Allianz AG Registered
 (insurance)...................      2,450            892,455
Bayer AG (chemicals)...........     15,516            606,843
Biodata Information Technology
 AG (business & public
 services) (a).................        160             52,148
DaimlerChrysler AG
 (automobiles).................      9,372            493,670
Deutsche Bank AG (banking).....      7,400            612,889
Deutsche Telekom AG
 (telecommunications) (c)......     22,712          1,297,592
Dresdner Bank AG (banking).....     11,700            486,757
E.on AG (utilities-electrical &
 gas)..........................     17,700            872,113
Epcos AG (electronic components
 & instruments) (a)............      5,825            588,536
Infinion Technologies AG
 (electronic components &
 instruments) (a)..............      2,400            190,953
Karstadt AG (merchandising)....      9,500            254,076
Metro AG (merchandising).......      6,850            241,643
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance) (a)...............        940            299,610
RWE AG (utilities-electrical &
 gas) (a)......................     11,655            393,270
SAP AG (business & public
 services).....................      4,560            684,094
Schering AG (health &
 personal care) (c)............     25,350          1,409,427
Siemens AG (electrical &
 electronics)..................     13,940          2,104,650
T-Online International AG
 (business & public services)
 (a)...........................     15,690            510,622
                                                 ------------
                                                   11,991,348
                                                 ------------
GREECE (0.5%)
Hellenic Telecommunications
 Organization S.A.
 (telecommunications)..........     55,100            671,531
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                   SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HONG KONG (0.6%)
Cheung Kong (Holdings) Ltd.
 (real estate).................     58,000       $    641,731
China Unicom
 (telecommunications) (a)......     30,000             63,692
Sino-I.com Ltd. (business &
 public services) (a)..........    710,000             32,333
                                                 ------------
                                                      737,756
                                                 ------------
IRELAND (2.5%)
Allied Irish Banks PLC
 (banking).....................     58,323            523,861
CRH PLC (building materials &
 components)...................     52,667            954,194
Eircom PLC (telecommunications)
 (a)...........................    118,780            318,814
Elan Corp. PLC (health &
 personal care) (a)............     13,748            643,785
Fyffes PLC (food & household
 products).....................    168,741            174,695
Smurfit (Jefferson) Group PLC
 (forest products & paper).....    243,674            420,454
                                                 ------------
                                                    3,035,803
                                                 ------------
ITALY (3.4%)
Assicurazioni Generali S.p.A.
 (insurance)...................     10,095            347,406
Banca Intesa S.p.A.
 (banking).....................     72,646            326,604
ENI S.p.A. (energy sources)....    157,970            916,150
Italcementi S.p.A (building
 materials & components).......     46,750            441,422
Telecom Italia S.p.A.
 (telecommunications)..........     39,720            548,287
Telecom Italia Mobile S.p.A.
 (telecommunications) (c)......    111,800          1,146,732
UniCredito Italiano S.p.A.
 (banking).....................     81,000            389,009
                                                 ------------
                                                    4,115,610
                                                 ------------
JAPAN (27.6%)
Ajinomoto Co., Inc. (food &
 household products)...........     48,000            616,961
Bank of Tokyo-Mitsubishi, Ltd.
 (banking).....................     63,000            762,724
Bridgestone Corp. (industrial
 components)...................     10,000            212,175
Canon, Inc. (data processing &
 reproduction).................      8,000            399,210
Fuji Bank, Ltd. (The)
 (banking).....................     49,000            373,258
Fujitsu, Ltd. (data processing
 & reproduction)...............     34,000          1,179,296
Hitachi, Ltd. (electrical &
 electronics)..................     48,000            694,082
Honda Motor Co., Ltd.
 (automobiles).................     19,000            648,244
Industrial Bank of Japan, Ltd.
 (The) (banking)...............     93,000            706,670
Ito-Yokado Co., Ltd.
 (merchandising)...............     17,000          1,025,056
Japan Airlines Co., Ltd.
 (transportation-airlines).....    154,000            586,548

                                   SHARES           VALUE
-------------------------------------------------------------
JAPAN (CONTINUED)
Japan Telecommunication Co.,
 Ltd. (telecommunications).....         12       $    521,695
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables)...........     15,000            389,854
Mitsubishi Electric Corp.
 (electrical & electronics)....    100,000          1,084,975
Mitsubishi Estate Co., Ltd.
 (real estate).................     25,000            294,871
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering)..................     65,000            288,728
Mitsui Fudosan Co., Ltd. (real
 estate).......................     23,000            249,979
NEC Corp. (electrical &
 electronics)..................     43,000          1,353,289
Nikko Securities Co., Ltd.
 (financial services)..........     68,000            674,801
Nippon Mitsubishi Oil Corp.
 (energy sources)..............     80,000            367,455
Nippon Steel Corp.
 (metals-steel)................    107,000            225,510
Nippon Telegraph & Telephone
 Corp. (telecommunications)....        150          1,998,887
NKK Corp. (metals-steel) (a)...    814,000            523,132
NTT Data Corp. (business &
 public services)..............        104          1,071,365
NTT DoCoMo, Inc.
 (telecommunications)..........         31            840,856
OKI Electric Industries Co.,
 Ltd. (electrical &
 electronics) (a)..............     87,000            678,346
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)..................     21,000            377,293
Oracle Corp. Japan (business &
 public services)..............      2,000          1,093,953
Pioneer Electronic Corp.
 (appliances & household
 durables).....................     11,000            429,359
Rohm Co., Ltd. (electronic
 components & instruments).....      3,400            996,136
Sharp Corp. (appliances &
 household durables)...........     14,000            248,089
Softbank Corp. (business &
 public services)..............      5,682            773,288
Sony Corp. (appliances &
 household durables)...........     22,500          2,105,210
Sumitomo Bank, Ltd.
 (banking).....................     40,000            491,452
Sumitomo Electric Industries,
 Ltd. (industrial
 components)...................     20,000            343,638
Sumitomo Forestry Co., Ltd.
 (building materials &
 components)...................     36,000            242,588
Sumitomo Marine & Fire
 Insurance Co., Ltd. (The)
 (insurance)...................    151,000            880,521
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................     14,000            920,905
TDK Corp. (electronic
 components & instruments).....      3,000            432,100
Tokio Marine & Fire Insurance
 Co., Ltd. (The) (insurance)...     89,000          1,029,554
Tokyo Electric Power Co., Inc.
 (The) (utilities-electrical &
 gas)..........................      8,000            195,447

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                   SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)..................      7,000       $    939,429
Toshiba Corp. (electrical &
 electronics)..................     82,000            927,653
Tostem Corp. (building
 materials & components).......     13,000            212,553
Toyota Motor Corp.
 (automobiles).................     44,000          2,008,527
Trans Cosmos, Inc. (business &
 public services)..............        700            105,322
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................     17,000            930,262
                                                 ------------
                                                   33,451,246
                                                 ------------
LUXEMBOURG (0.1%)
Carrier 1 International, S.A.
 (telecommunications) (a)......      1,700             96,147
                                                 ------------
NETHERLANDS (4.5%)
ABN AMRO Holding N.V.
 (banking).....................     25,000            614,941
Akzo Nobel N.V. (chemicals)....      7,200            307,135
Heineken N.V. (beverages &
 tobacco)......................      7,100            433,885
ING Groep N.V. (financial
 services).....................     13,707            930,277
Koninklijke KPN N.V.
 (telecommunications)..........      8,244            370,241
Koninklijke (Royal) Philips
 Electronics N.V. (appliance &
 household durables)...........     29,220          1,383,705
Royal Dutch Petroleum Co.
 (energy sources)..............     16,738          1,044,530
TNT Post Group N.V. (business &
 public services)..............      6,665            180,491
Wolters Kluwer CVA N.V.
 (broadcasting & publishing)...      4,812            128,696
                                                 ------------
                                                    5,393,901
                                                 ------------
NEW ZEALAND (0.1%)
Contact Energy Ltd.
 (utilities-electrical &
 gas)..........................    127,856            171,555
                                                 ------------
NORWAY (0.0%) (B)
Stepstone ASA (business &
 public services) (a)..........      6,600             21,852
                                                 ------------
PORTUGAL (2.2%)
Banco Comercial Portugues, S.A.
 Registered (banking)..........    124,430            650,067
Banco Espirito Santo, S.A.
 (banking).....................     28,452            700,943
Electricidade de Portugal, S.A.
 (utilities-electrical &
 gas)..........................     16,800            306,306
Portugal Telecom, S.A.
 Registered
 (telecommunications)..........     41,500            467,834
Sonae SGPS, S.A. (forest
 products & paper).............    281,260            496,092
                                                 ------------
                                                    2,621,242
                                                 ------------
SINGAPORE (0.9%)
Singapore Press Holdings Ltd.
 (broadcasting & publishing)...     68,000          1,061,885
                                                 ------------
SPAIN (3.8%)
Acciona, S.A. (machinery &
 engineering)..................     10,440            399,310

                                   SHARES           VALUE
-------------------------------------------------------------
SPAIN (CONTINUED)
Acerinox, S.A.
 (metals-steel)................      8,450       $    245,435
Banco Bilbao Vizcaya
 Argentaria, S.A. Registered
 (banking).....................     39,870            598,132
Banco Santander Central
 Hispano, S.A. (banking).......     67,912            719,358
Empresa Nacional de
 Electricidad, S.A.
 (utilities-electrical &
 gas)..........................     20,480            398,335
Gas Natural SDG, S.A.
 (utilities- electrical &
 gas)..........................      8,790            158,410
Grupo Prisa, S.A. (broadcasting
 & publishing) (a).............      1,700             39,600
Iberdrola, S.A.
 (utilities-electrical &
 gas)..........................     23,390            302,692
Repsol YPF, S.A. (energy
 sources)......................     21,180            423,320
Telefonica, S.A.
 (telecommunications) (a)(c)...     55,050          1,187,343
Terra Networks, S.A. (business
 & public services) (a)........      2,300             83,878
                                                 ------------
                                                    4,555,813
                                                 ------------
SWEDEN (1.9%)
AstraZeneca Group PLC (health &
 personal care)................     16,295            761,708
ForeningsSparbanken AB
 (banking).....................     14,250            209,583
Hennes & Mauritz AB Series B
 (merchandising)...............      8,400            176,217
Nordic Baltic Holding AB
 (banking).....................     52,519            383,626
Skandia Forsakrings AB
 (insurance)...................     21,200            563,174
Svenska Handelsbanken Series A
 (banking).....................     16,500            240,793
                                                 ------------
                                                    2,335,101
                                                 ------------
SWITZERLAND (4.9%)
Credit Suisse Group Registered
 (banking).....................      3,800            758,317
Givaudan S.A. Registered (food
 & household products) (a).....        100             30,533
Nestle S.A. Registered (food &
 household products)...........        665          1,335,234
Novartis AG Registered (health
 & personal care)..............        514            816,786
Roche Holdings AG Genusscheine
 (health & personal care)......        100            976,569
Swiss RE Registered (insurance)
 (a)...........................        320            654,326
UBS AG Registered (banking)....      7,230          1,062,646
Zurich Allied AG Registered
 (insurance)...................        700            346,965
                                                 ------------
                                                    5,981,376
                                                 ------------
UNITED KINGDOM (17.0%)
Abbey National PLC (banking)...     31,580            377,688
Allied Zurich PLC
 (insurance)...................     16,206            191,734
Bae Systems PLC (aerospace &
 military technology)..........     32,367            201,880
Barclays PLC (banking).........     37,734            938,566
Bass PLC (leisure & tourism)...     60,561            681,202
BG PLC (utilities-electrical &
 gas)..........................     84,471            546,047
Boots Co. PLC
 (merchandising)...............     27,343            208,213
BP Amoco PLC (energy
 sources)......................    130,734          1,254,793
British Airways PLC
 (transportation- airlines)....     66,702            383,722
British Telecommunications PLC
 (telecommunications)..........     41,685            538,930

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Cable & Wireless PLC
 (telecommunications)..........     80,967       $  1,371,616
Carlton Communications PLC
 (leisure & tourism)...........     70,420            906,169
CGNU PLC (insurance)...........     32,766            545,645
Diageo PLC (beverages &
 tobacco)......................     51,978            466,626
EMI Group PLC (recreation &
 other consumer goods).........     81,100            736,659
Granada Group PLC (leisure &
 tourism)......................     27,120            270,974
Great Universal Stores PLC
 (The) (merchandising).........     33,110            213,031
Imperial Chemical Industries
 PLC (chemicals)...............     67,680            537,403
Jazztel PLC
 (telecommunications) (a)......      3,448             90,510
Kingfisher PLC
 (merchandising)...............     98,747            899,195
Lloyds TSB Group PLC
 (banking).....................    125,984          1,190,130
Marconi PLC
 (telecommunications)..........     75,486            982,787
National Power PLC
 (utilities-electrical &
 gas)..........................     30,620            195,156
Prudential PLC (insurance).....     34,700            508,510
Reed International PLC
 (broadcasting & publishing)...     32,360            281,690
Rio Tinto PLC Registered
 (metals- nonferrous)..........     26,460            432,621
Royal Bank of Scotland Group
 PLC (banking).................     61,213          1,024,927
Sainsbury (J.) PLC
 (merchandising)...............     34,475            156,574
Scottish Power PLC
 (utilities-electrical &
 gas)..........................     23,010            195,074
SmithKline Beecham PLC (health
 & personal care)..............     95,610          1,252,027
Tesco PLC (merchandising)......    118,650            369,125
Unilever PLC (food & household
 products).....................     64,732            391,988
Vodafone AirTouch PLC
 (telecommunications)..........    555,294          2,244,546
                                                 ------------
                                                   20,585,758
                                                 ------------

                                   SHARES           VALUE
-------------------------------------------------------------
UNITED STATES (0.3%)
Global Telesystems Group, Inc.
 (telecommunications) (a)......     31,000       $    373,938
                                                 ------------
Total Common Stocks
 (Cost $98,076,473)............                   118,895,385
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
SHORT-TERM INVESTMENT (1.2%)

UNITED STATES (1.2%)
American Express Credit Corp.
 (financial services)
 6.88%, due 7/3/00.............  $1,410,000         1,409,461
                                                 ------------
Total Short-Term Investment
 (Cost $1,409,461).............                     1,409,461
                                                 ------------
Total Investments
 (Cost $99,485,934) (e)........      99.4%        120,304,846(f)
Cash and Other Assets,
 Less Liabilities..............        0.6            784,869
                                     -----       ------------
Net Assets.....................     100.0%       $121,089,715
                                     -----       ============
                                     -----

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for forward foreign currency contracts.
(d) Strip securities represent a secondary class of shares traded in the foreign market.
(e)  The cost for federal income tax purposes is $100,222,612.
(f) At June 30, 2000 net unrealized appreciation for securities was $20,082,234, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $30,327,671 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,245,437.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

The table below sets forth the diversification of International Equity Fund investments by industry.

                                     VALUE       PERCENT+
                                  -----------------------
INDUSTRY DIVERSIFICATION

Aerospace & Military
 Technology.....................  $    481,155      0.4%
Appliances & Household
 Durables.......................     4,556,217      3.8
Automobiles.....................     4,038,511      3.3
Banking.........................    15,206,764     12.6
Beverages & Tobacco.............     1,091,751      0.9
Broadcasting & Publishing.......     2,754,186      2.3
Building Materials &
 Components.....................     2,066,901      1.7
Business & Public Services......     6,530,525      5.4
Chemicals.......................     2,394,575      2.0
Data Processing &
 Reproduction...................     1,578,506      1.3
Electrical & Electronics........    11,116,095      9.2
Electronic Components &
 Instruments....................     3,524,447      2.9
Energy Sources..................     6,137,059      5.1
Financial Services..............     3,014,539      2.4
Food & Household Products.......     3,107,176      2.6
Forest Products & Paper.........       774,867      0.6
Health & Personal Care..........     9,039,117      7.5
Industrial Components...........       555,813      0.5
Insurance.......................     7,969,520      6.6
Leisure & Tourism...............     1,858,346      1.5
Machinery & Engineering.........       688,038      0.6
Merchandising...................     5,264,368      4.3
Metals-Nonferrous...............       753,177      0.6
Metals-Steel....................       994,077      0.8
Multi-Industry..................       359,129      0.3
Real Estate.....................     1,186,581      1.0
Recreation & Other Consumer
 Goods..........................       736,659      0.6
Telecommunications..............    17,380,309     14.4
Transportation-Airlines.........       970,270      0.8
Utilities-Electrical & Gas......     4,176,168      3.4
                                  ------------    -----
                                   120,304,846     99.4
Cash and Other Assets,
 Less Liabilities...............       784,869      0.6
                                  ------------    -----
Net Assets......................  $121,089,715    100.0%
                                  ============    =====

-------
+ Percentages indicated are based upon Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $99,485,934)..............................................       $120,304,846
Cash denominated in foreign currencies (identified cost
  $388,004).................................................            445,960
Cash........................................................            104,990
Receivables:
  Investment securities sold................................          2,066,120
  Fund shares sold..........................................            443,960
  Dividends and interest....................................            383,961
Unrealized appreciation on foreign currency forward
  contracts.................................................            713,509
                                                                   ------------
  Total assets..............................................        124,463,346
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          2,270,788
  Fund shares redeemed......................................            662,203
  MainStay Management.......................................            104,047
  Transfer agent............................................             84,433
  NYLIFE Distributors.......................................             79,436
  Custodian.................................................             48,474
  Trustees..................................................                829
Accrued expenses............................................             64,891
Unrealized depreciation on foreign currency forward
  contracts.................................................             58,530
                                                                   ------------
  Total liabilities.........................................          3,373,631
                                                                   ------------
Net assets..................................................       $121,089,715
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     24,634
  Class B...................................................             65,248
  Class C...................................................                421
Additional paid-in capital..................................         93,686,615
Accumulated distribution in excess of net investment
  income....................................................         (1,565,073)
Accumulated net realized gain on investments................          8,614,560
Accumulated net realized loss on foreign currency
  transactions..............................................         (1,238,700)
Net unrealized appreciation on investments..................         20,818,912
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            683,098
                                                                   ------------
Net assets..................................................       $121,089,715
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 33,557,474
                                                                   ============
Shares of beneficial interest outstanding...................          2,463,446
                                                                   ============
Net asset value per share outstanding.......................       $      13.62
Maximum sales charge (5.50% of offering price)..............               0.79
                                                                   ------------
Maximum offering price per share outstanding................       $      14.41
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 86,971,650
                                                                   ============
Shares of beneficial interest outstanding...................          6,524,786
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.33
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    560,591
                                                                   ============
Shares of beneficial interest outstanding...................             42,056
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.33
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  1,046,123
  Interest..................................................        37,449
                                                              ------------
    Total income............................................     1,083,572
                                                              ------------
Expenses:
  Management................................................       616,808
  Distribution--Class B.....................................       334,844
  Distribution--Class C.....................................         1,749
  Transfer agent............................................       248,356
  Service--Class A..........................................        42,004
  Service--Class B..........................................       111,615
  Service--Class C..........................................           583
  Custodian.................................................        45,782
  Registration..............................................        23,249
  Professional..............................................        23,156
  Shareholder communication.................................        20,510
  Recordkeeping.............................................        19,429
  Trustees..................................................         1,601
  Miscellaneous.............................................        29,300
                                                              ------------
    Total expenses..........................................     1,518,986
                                                              ------------
Net investment loss.........................................      (435,414)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     6,664,640
  Option transactions.......................................      (476,759)
  Foreign currency transactions.............................    (1,238,700)
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................     4,949,181
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (18,907,306)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       900,649
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (18,006,657)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (13,057,476)
                                                              ------------
Net decrease in net assets resulting from operations........  $(13,492,890)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $152,502.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $   (435,414)   $   (747,623)
  Net realized gain on investments and foreign currency
    transactions............................................      4,949,181       7,554,766
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    (18,006,657)     21,120,421
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (13,492,890)     27,927,564
                                                               ------------    ------------
Dividends and distributions to shareholders:
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................             --        (626,133)
    Class B.................................................             --      (1,793,049)
    Class C.................................................             --          (6,487)
  In excess of net investment income:
    Class A.................................................             --         (71,083)
    Class B.................................................             --        (205,278)
    Class C.................................................             --            (742)
                                                               ------------    ------------
      Total dividends and distributions to shareholders.....             --      (2,702,772)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     74,149,070      75,589,357
    Class B.................................................     24,049,882      24,360,411
    Class C.................................................        283,658      14,937,027
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --         636,292
    Class B.................................................             --       1,933,262
    Class C.................................................             --           6,714
                                                               ------------    ------------
                                                                 98,482,610     117,463,063
  Cost of shares redeemed:
    Class A.................................................    (72,006,758)    (72,954,978)
    Class B.................................................    (21,326,354)    (25,128,000)
    Class C.................................................        (15,487)    (14,798,611)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................      5,134,011       4,581,474
                                                               ------------    ------------
      Net increase (decrease) in net assets.................     (8,358,879)     29,806,266
NET ASSETS:
Beginning of period.........................................    129,448,594      99,642,328
                                                               ------------    ------------
End of period...............................................   $121,089,715    $129,448,594
                                                               ============    ============
Accumulated distribution in excess of net investment income
  at end of period..........................................   $ (1,565,073)   $ (1,129,659)
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                Class A
                                              ---------------------------------------------------------------------------
                                              Six months
                                                ended                           Year ended December 31,
                                               June 30,       -----------------------------------------------------------
                                                2000+          1999         1998         1997         1996         1995
                                              ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period......   $ 15.23        $ 12.21      $ 10.33      $ 10.48      $ 10.05      $  9.77
                                               -------        -------      -------      -------      -------      -------
Net investment income (loss)................     (0.01)         (0.07)        0.01         0.80         0.29         0.27
Net realized and unrealized gain (loss) on
  investments...............................     (1.56)          3.54         2.13         0.03         0.07         0.10
Net realized and unrealized gain (loss) on
  foreign currency transactions.............     (0.04)         (0.13)       (0.06)       (0.36)        0.62         0.14
                                               -------        -------      -------      -------      -------      -------
Total from investment operations............     (1.61)          3.34         2.08         0.47         0.98         0.51
                                               -------        -------      -------      -------      -------      -------
Less dividends and distributions:
  From net realized gain on investments and
    foreign currency transactions...........        --          (0.29)       (0.20)       (0.62)       (0.52)       (0.15)
  In excess of net investment income........        --          (0.03)          --           --           --           --
  In excess of net realized gain on
    investments.............................        --             --           --           --        (0.03)       (0.08)
                                               -------        -------      -------      -------      -------      -------
Total dividends and distributions...........        --          (0.32)       (0.20)       (0.62)       (0.55)       (0.23)
                                               -------        -------      -------      -------      -------      -------
Net asset value at end of period............   $ 13.62        $ 15.23      $ 12.21      $ 10.33      $ 10.48      $ 10.05
                                               =======        =======      =======      =======      =======      =======
Total investment return (a).................    (10.57%)        27.54%       20.17%        4.52%        9.78%        5.25%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)............     (0.16%)++      (0.14%)       0.08%        0.19%        (0.1%)       (0.2%)
    Expenses................................      1.91%++        1.94%        2.01%        2.01%         2.0%         2.2%
Portfolio turnover rate.....................        15%            38%          54%          43%          19%          25%
Net assets at end of period (in 000's)......   $33,557        $34,407      $24,115      $17,452      $17,475      $12,856

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                                            Class C
    ---------------------------------------------------------------------------      -----------------------------------------------
    Six months                                                                       Six months                        September 1*
      ended                           Year ended December 31,                          ended          Year ended          through
     June 30,       -----------------------------------------------------------       June 30,       December 31,      December 31,
      2000+          1999         1998         1997         1996         1995          2000+             1999              1998
    ----------      -------      -------      -------      -------      -------      ----------      ------------      -------------
     $ 14.95        $ 12.08      $ 10.22      $ 10.38      $  9.97      $  9.77        $14.95           $12.08            $10.60
     -------        -------      -------      -------      -------      -------        ------           ------            ------
       (0.05)         (0.09)       (0.08)        0.72         0.24         0.26         (0.05)           (0.09)            (0.09)
       (1.53)          3.41         2.10         0.03         0.07         0.07         (1.53)            3.41              1.72
       (0.04)         (0.13)       (0.05)       (0.37)        0.59         0.09         (0.04)           (0.13)            (0.04)
     -------        -------      -------      -------      -------      -------        ------           ------            ------
       (1.62)          3.19         1.97         0.38         0.90         0.42         (1.62)            3.19              1.59
     -------        -------      -------      -------      -------      -------        ------           ------            ------
          --          (0.29)       (0.11)       (0.54)       (0.46)       (0.15)           --            (0.29)            (0.11)
          --          (0.03)          --           --           --           --            --            (0.03)               --
          --             --           --           --        (0.03)       (0.07)           --               --                --
     -------        -------      -------      -------      -------      -------        ------           ------            ------
          --          (0.32)       (0.11)       (0.54)       (0.49)       (0.22)           --            (0.32)            (0.11)
     -------        -------      -------      -------      -------      -------        ------           ------            ------
     $ 13.33        $ 14.95      $ 12.08      $ 10.22      $ 10.38      $  9.97        $13.33           $14.95            $12.08
     =======        =======      =======      =======      =======      =======        ======           ======            ======
      (10.84%)        26.60%       19.34%        3.78%        9.05%        4.27%       (10.84%)          26.60%            15.07%
       (0.91%)++      (0.89%)      (0.67%)      (0.49%)       (0.8%)       (1.0%)       (0.91%)++        (0.89%)           (0.67%)++
        2.66%++        2.69%        2.76%        2.69%         2.7%         3.0%         2.66%++          2.69%             2.76% ++
          15%            38%          54%          43%          19%          25%           15%              38%               54%
     $86,972        $94,698      $75,516      $63,241      $52,709      $25,341        $  561           $  343            $   11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements unaudited

no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay International Equity Fund

Foreign currency forward contracts open at June 30, 2000:

                                                         Contract       Contract       Unrealized
                                                          Amount         Amount      Appreciation/
                                                           Sold         Purchased    (Depreciation)
                                                       -------------   -----------   --------------
Foreign Currency Sale Contracts
Japanese Yen vs. U.S. Dollar, expiring 8/31/00.......  Y  25,700,000   $   242,819      $ (2,877)
Pound Sterling vs. Euro, expiring 8/4/00.............  L   1,837,388   E 3,110,000       204,617
Pound Sterling vs. U.S. Dollar, expiring 8/4/00......  L   1,510,000   $ 2,272,399       (15,202)
                                                         Contract       Contract
                                                          Amount         Amount
                                                         Purchased        Sold
                                                       -------------   -----------
Foreign Currency Buy Contracts
Euro vs. U.S. Dollar, expiring 8/4/00................  E  11,643,244   $10,761,157       426,095
Pound Sterling vs. U.S. Dollar, expiring 8/4/00......  L   1,625,000   $ 2,440,639        21,184
Pound Sterling vs. U.S. Dollar, expiring 8/4/00......  L     420,000   $   655,549       (19,262)
Swedish Krona vs. U.S. Dollar, expiring 7/17/00......  SK 14,879,376   $ 1,720,000       (21,189)
Swiss Franc vs. U.S. Dollar, expiring 8/4/00.........  CF  2,044,230   $ 1,200,000        61,613
                                                                                        --------
Net unrealized appreciation on foreign currency
  forward contracts..................................                                   $654,979
                                                                                        ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2000 was as follows:

                                                               Notional
                                                                Amount       Premium
                                                              -----------   ---------
Options outstanding at December 31, 1999....................  (16,000,000)  $(116,640)
Options-written.............................................  (12,640,000)    (23,330)
Options-buybacks............................................    8,000,000      68,080
Options-expired.............................................   20,640,000      71,890
                                                              -----------   ---------
Options outstanding at June 30, 2000........................           --   $      --
                                                              ===========   =========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends which exceed net investment income for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay International Equity Fund

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2000:

             CURRENCY                                    COST                    VALUE
----------------------------------                     --------                 --------
Australian Dollar   A$      27,173                     $ 15,530                 $ 16,314
Euro                E      371,832                      299,953                  356,203
Japanese Yen        Y    2,206,285                       20,974                   20,852
New Zealand Dollar  N$       6,440                        3,198                    3,032
Norwegian Krone     NK         213                           25                       25
Singapore Dollar    S$      10,132                        5,889                    5,860
Swedish Krona       SK     112,390                       12,696                   12,814
Swiss Franc         CF      50,181                       29,739                   30,860
                                                       --------                 --------
                                                       $388,004                 $445,960
                                                       ========                 ========

CONCENTRATION. At June 30, 2000, substantially all of the Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of June 30, 2000, the Fund invested approximately 27.6% of its net assets in issuers in Japan. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Substantially all of the Fund's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Manager earned $616,808.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.60% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay International Equity Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,078 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10,372, $58,655 and $29, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $248,356.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $8,685,836, which represents 25.9% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,289 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,429 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

For federal income tax purposes, capital loss carryforwards of $795,870 were utilized to the extent provided by regulations to offset realized gains of the Fund during the year ended December 31, 1999. The Fund has elected to treat for federal income tax purposes approximately $793,449 of qualifying foreign exchange gains that arose during the prior year (after October 31, 1999) as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $21,174 and $18,726, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    Six months ended                  Year ended
                                                     June 30, 2000*               December 31, 1999
                                               ---------------------------   ----------------------------
                                               Class A   Class B   Class C   Class A   Class B   Class C
                                               -------   -------   -------   -------   -------   --------
Shares sold..................................   5,294     1,739        20     5,742     1,922      1,153
Shares issued in reinvestment of dividends
  and distributions..........................      --        --        --        44       137         --(a)
                                               ------    ------    ------    ------    ------     ------
                                                5,294     1,739        20     5,786     2,059      1,153
Shares redeemed..............................  (5,090)   (1,547)       (1)   (5,502)   (1,977)    (1,131)
                                               ------    ------    ------    ------    ------     ------
Net increase.................................     204       192        19       284        82         22
                                               ======    ======    ======    ======    ======     ======

-------

 *   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved.  MSIE11-08/00

[RECYCLE LOGO]

                                                    [THE MAINSTAY(R) FUNDS LOGO]

    MainStay(R)
    International Equity Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Yields and Lipper Rankings                       7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              The MainStay(R) Funds                           20

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

Portfolio Management Discussion and Analysis

Like most other Y2K fears, money market liquidity concerns proved to be for naught, as the new century rolled in without a hitch. During the six months ended June 30, 2000, two major factors combined to push yields on short-term money market securities significantly higher--the ongoing strength of the U.S. economy and three successive tightening moves by the Federal Reserve.

Consumer spending was strong through the first half of 2000, and unemployment reached its lowest level in almost 30 years. At the same time, productivity improvements and competitive pressures held prices steady, keeping inflation benign. Nominal GDP, however, continued to surge, pushing the first-quarter annualized growth rate to 5.5%, following a 7.3% annualized growth rate in the fourth quarter of 1999.

The Federal Reserve continued to take a hard stance against inflation and argued that extremely tight labor markets and enhanced productivity could not indefinitely support the pace of the economy. Following its cumulative 0.75% rate increase in 1999, the Fed raised the targeted federal funds rate by 0.25% on February 2 and again on March 21. Stronger economic numbers in April led policymakers to believe that inflation was accelerating and the economy was not slowing. Abandoning its gradualist approach, the Fed tightened more aggressively with a 0.50% move on May 16, boosting the targeted federal funds rate to 6.50%.

In response to a more aggressive Federal Reserve, the Treasury yield curve became significantly inverted for the first time since 1990. This means that longer-term maturities were yielding less than shorter-term maturities. With increased budget surpluses projected over the next 10 years, the government reduced new Treasury issuance and began buying back outstanding U.S. Treasury securities. These factors also contributed to the inversion of the Treasury yield curve.

At its June meeting, the Fed refrained from raising interest rates, as a number of economic reports suggested the economy was slowing from its torrid pace. The debate now centers on whether the slowdown signals will be transient or sustainable. In June, the two-year Treasury note rallied, with yields falling by 0.30% on expectations that the Fed had accomplished its task.

STRONG RELATIVE PERFORMANCE

For the seven-day period ended June 30, 2000, MainStay Money Market Fund provided an effective yield of 6.15% and a current yield of 5.97% for Class A, Class B, and Class C shares. For the six months ended June 30, 2000, the Fund returned 2.74% for Class A, Class B, and Class C shares, exceeding the 2.66% return of the average Lipper(1) money market fund over the same period.

-------

(1) See footnote and table on page 7 for more information about Lipper Inc.

STRATEGIC MATURITY AND SECTOR POSITIONING

During the first half of the year, we maintained the average maturity of the portfolio at a substantially shorter position than the average money-market fund. This strategy proved effective in a rising interest-rate environment. As of June 30, 2000, the Fund's average maturity stood at 43 days.

Fund performance also benefited from our investment in higher-yielding asset-backed commercial paper and one-year maturity floating-rate securities. While past performance is no guarantee of future results, in times of economic uncertainty, floating-rate notes have historically outperformed other money-market securities, as their coupon rates tend to correspond to market levels much sooner than fixed-rate investments.

HIGH CREDIT QUALITY

The Fund's investments throughout the semiannual period centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and asset-backed commercial paper. By industry, the Fund mainly invested in securities of banks and bank holding companies, as well as finance, insurance, brokerage, telecommunications, and industrial companies. We closely followed the Fund's disciplined investment process by purchasing only high-quality instruments throughout the reporting period. All of the securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities--or generally those money-market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING AHEAD

Economic indicators announced late in the semiannual period were a little weaker than those reported in prior months. We believe the market is responding to a weaker National Purchasing Manager's report and a cooler labor market, as reported in weekly jobless claims. We believe, however, that the current slowdown in U.S. economic growth is only temporary. Since labor is still in short supply, we believe that inflation risks remain. Thus, while softer economic numbers may allow the Federal Reserve to stay on hold for a couple of months, we are not convinced that it has completed its cycle of interest rate increases. In our view, the Fed will likely resume tightening later in the summer.

To prepare for this possibility, we intend to maintain the Fund's shorter-than-benchmark average-maturity position for the near term. We also intend to remain focused on quality, as the Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

MacKay Shields LLC

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



Past performance is no guarantee of future results.

Yields and Lipper Rankings as of 6/30/00

   FUND SEC YIELDS*

             7-DAY EFFECTIVE YIELD  7-DAY CURRENT YIELD
    Class A          6.15%                 5.97%
    Class B          6.15%                 5.97%
    Class C          6.15%                 5.97%

   FUND LIPPER+  RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                           SINCE INCEPTION
                      1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/00
    Class A         147 out of   108 out of   n/a               98 out of
                    364 funds    244 funds                     217 funds
    Class B         147 out of   108 out of   56 out of         43 out of
                    364 funds    244 funds    137 funds         94 funds
    Class C         147 out of   n/a          n/a              129 out of
                    364 funds                                  319 funds
    Average Lipper
    money market
    fund            5.06%        4.91%        4.69%            5.40%

-------
* Past performance is no guarantee of future results. An investment in the MainStay Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Investment return and principal value may fluctuate so that upon redemption, shares may be worth more or less than their original cost. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 5.91%. The current yield is based on the 7-day period ending 6/30/00. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
-----------------------------------------------------------
SHORT-TERM INVESTMENTS (100.4%)+

ASSET-BACKED SECURITIES (2.5%)
Chevy Chase Auto
 Receivables Trust
 Series 2000-1 Class A1
 6.87%, due 7/12/01 (c).....  $5,000,000       $  5,000,000
CNH Equipment Trust
 Series 2000-A Class A1
 6.178%, due 4/9/01 (c).....   4,412,995          4,412,995
Ford Credit Auto Owner Trust
 Series 2000-C Class A1
 6.621%, due 10/15/00 (c)...   4,000,000          4,000,000
                                               ------------
                                                 13,412,995
                                               ------------
BANK NOTES (2.2%)
First Union National Bank
 6.70%, due 5/4/01 (b)(c)...   6,000,000          6,003,845
 6.96%, due 11/13/00
   (b)(c)...................   6,000,000          6,004,900
                                               ------------
                                                 12,008,745
                                               ------------
CERTIFICATES OF DEPOSIT (6.6%)
Bayerische Landesbank New
 York 6.58%, due 12/15/00
 (b)(c).....................   6,000,000          5,999,061
British Telecommunications
 PLC
 6.62%, due 2/27/01
   (b)(c)...................   6,000,000          6,000,097
Commerzbank AG New York
 6.60%, due 4/26/01
 (b)(c).....................   6,000,000          5,998,564
Lloyds Bank PLC New York
 5.65%, due 7/17/00 (c).....   6,000,000          5,999,912
UBS AG Stamford Connecticut
 6.24%, due 12/6/00 (c).....   6,000,000          5,987,537
Westdeutsche Landesbank New
 York
 6.57%, due 3/23/01
 (b)(c).....................   6,000,000          5,997,838
                                               ------------
                                                 35,983,009
                                               ------------
COMMERCIAL PAPER (74.6%)
Alliance & Leicester PLC
 6.58%, due 8/22/00 (a).....   5,000,000          4,954,306
Allianz of America Inc.
 6.57%, due 7/6/00 (a)......   5,000,000          4,997,262
 6.62%, due 9/11/00 (a).....   5,000,000          4,935,639
American Express Credit
 Corp.
 6.53%, due 7/20/00-7/27/00.   8,540,000          8,509,171
 6.54%, due 8/9/00..........   4,000,000          3,973,113
 6.56%, due 7/28/00.........   4,300,000          4,280,411
American General Finance
 Corp.
 6.58%, due 7/13/00.........   5,000,000          4,990,861
Associates Corp. of North
 America
 6.53%, due 7/19/00.........   4,000,000          3,988,391
 6.55%, due 8/8/00..........   5,500,000          5,463,975
Associates First Capital
 Corp.
 6.55%, due 7/17/00.........   5,000,000          4,987,264
 6.57%, due 7/19/00.........   6,700,000          6,680,436
Atlantis One Funding Corp.
 6.57%, due 8/18/00.........   5,000,000          4,958,025
 6.58%, due 8/4/00..........   5,000,000          4,970,755

-----------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
-----------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
AT&T Corp.
 6.53%, due 8/21/00.........  $5,000,000       $  4,955,560
BCI Funding Corp.
 6.55%, due 8/7/00..........   5,000,000          4,968,160
 6.58%, due 9/5/00..........   5,000,000          4,941,511
Bell Atlantic Financial
 Services Inc.
 6.56%, due
   7/24/00-8/16/00..........   9,500,000          9,442,691
 6.57%, due 8/30/00.........   5,000,000          4,947,075
BellSouth Telecommunications
 Inc.
 6.52%, due 8/2/00..........   5,000,000          4,972,833
 6.55%, due
   7/27/00-8/14/00..........  10,000,000          9,939,959
British Telecommunications
 PLC
 6.10%, due 9/6/00..........   6,000,000          5,933,917
 6.57%, due 8/31/00.........   2,300,000          2,275,235
Chevron USA Inc.
 6.55%, due
   7/5/00-7/24/00...........  11,000,000         10,978,713
Cregem North America Inc.
 6.53%, due 8/14/00.........   5,000,000          4,961,908
 6.54%, due 7/3/00..........   5,000,000          5,000,000
 6.59%, due 9/11/00.........   5,000,000          4,935,931
Deutsche Bank Financial Inc.
 6.54%, due 7/7/00..........   5,000,000          4,996,367
 6.55%, due 8/25/00.........   3,800,000          3,763,356
 6.57%, due 8/17/00.........   4,000,000          3,967,150
Edison International
 6.57%, due 8/11/00 (a).....   5,000,000          4,964,412
Ford Motor Credit Co.
 6.55%, due
   7/7/00-8/18/00...........   9,000,000          8,955,242
Formosa Plastic Corp. U.S.A.
 6.22%, due 8/14/00.........   6,000,000          5,956,460
Franklin Resources Inc.
 6.62%, due 9/6/00 (a)......   5,000,000          4,940,236
General Electric Capital
 Corp.
 6.24%, due 7/14/00.........   6,000,000          5,988,560
 6.55%, due
   7/26/00-8/11/00..........  11,000,000         10,939,413
 6.60%, due 9/13/00.........   3,200,000          3,157,760
 6.62%, due 7/25/00.........   5,000,000          4,979,772
Goldman Sachs Group Inc.
 (The) 6.23%, due 7/10/00...   6,000,000          5,992,732
 6.58%, due
   7/6/00-7/27/00...........  10,000,000          9,975,325
Halifax PLC
 6.15%, due 7/11/00.........   4,320,000          4,314,096
 6.54%, due 8/29/00.........   6,000,000          5,937,870
 6.60%, due 9/6/00..........   5,000,000          4,940,417
KFW International Finance
 Inc.
 6.51%, due 7/31/00.........   5,000,000          4,974,683
Lloyds TSB Bank PLC
 6.58%, due 9/8/00..........   5,000,000          4,938,769
Merrill Lynch & Co. Inc.
 6.55%, due 8/11/00.........   5,000,000          4,964,521
 6.57%, due 7/12/00.........   5,000,000          4,991,787
Morgan Stanley Dean Witter &
 Co.
 6.58%, due 7/26/00 (b)(c)..   5,000,000          4,978,981
National Rural Utilities
 Cooperative Finance Corp.
 6.10%, due 9/12/00.........   6,000,000          5,927,817
Petrobras International
 Finance Co.
 6.60%, due 7/21/00.........   4,800,000          4,784,160

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
-----------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
Portland General Electric
 Co.
 6.65%, due 8/3/00..........  $4,000,000       $  3,977,094
Prudential Funding Corp.
 6.55%, due 8/29/00.........   4,000,000          3,958,517
 6.56%, due 7/18/00.........   5,000,000          4,986,333
 6.62%, due 7/21/00.........   3,200,000          3,189,408
Quebec (Province of)
 6.57%, due 9/8/00..........   3,500,000          3,457,203
 6.58%, due 9/8/00..........   2,200,000          2,173,059
Rabobank Nederland N.V
 6.55%, due 7/5/00..........   5,000,000          4,998,181
Receivables Capital Corp.
 6.59%, due 7/11/00 (a).....   6,000,000          5,991,213
Rio Tinto America Inc.
 6.55%, due 8/18/00 (a).....   5,000,000          4,958,153
 6.60%, due 9/14/00 (a).....   5,000,000          4,933,083
Salomon Smith Barney
 Holdings Inc.
 6.55%, due 8/24/00.........   5,100,000          5,051,748
 6.56%, due
   7/31/00-8/2/00...........  10,300,000         10,245,516
San Paolo IMI U.S. Financial
 Co.
 6.55%, due 8/1/00..........   5,000,000          4,973,618
 6.56%, due 7/18/00.........   6,000,000          5,983,600
SBC Communications Inc.
 6.53%, due 8/4/00 (a)......   1,750,000          1,739,842
 6.56%, due 8/23/00-8/28/00
   (a)......................   9,100,000          9,010,875
 6.58%, due 7/24/00 (a).....   4,000,000          3,984,647
Societe Generale N.A. Inc.
 6.57%, due 7/5/00..........   3,800,000          3,798,613
Svenska Handelsbanken Inc.
 6.60%, due 9/7/00..........   5,700,000          5,631,030
Transamerica Finance Corp.
 6.59%, due 7/10/00.........   6,550,000          6,541,607
UBS Finance (Delaware) LLC
 6.60%, due 9/5/00..........   5,000,000          4,941,333
Unifunding Inc.
 6.59%, due 9/18/00.........   5,000,000          4,929,524
Wells Fargo & Co.
 6.56%, due 8/23/00.........   5,000,000          4,953,533
 6.60%, due 7/3/00..........   5,000,000          5,000,000
Wood Street Funding Corp.
 6.55%, due 7/21/00 (a).....   4,600,000          4,584,935
 6.60%, due 7/14/00-7/25/00
   (a)......................   8,690,000          8,665,034
                                               ------------
                                                407,930,687
                                               ------------

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
-----------------------------------------------------------
CORPORATE BONDS (3.3%)
American General Finance
 Corp.
 6.13%, due 9/15/00 (c).....  $6,200,000       $  6,197,772
AT&T Corp.
 6.24%, due 7/13/00
   (a)(b)(c)................   6,000,000          5,999,935
 6.68%, due 8/7/00
   (a)(b)(c)................   6,000,000          5,999,951
                                               ------------
                                                 18,197,658
                                               ------------
MEDIUM-TERM NOTES (11.2%)
Abbey National Treasury
 Services PLC
 6.55%, due 6/15/01
   (b)(c)...................   5,000,000          4,996,744
Bank of America Corp.,
 Series D
 6.96%, due 2/9/01 (b)(c)...   7,000,000          7,009,653
IBM Credit Corp.
 5.898%, due 8/7/00 (c).....   6,000,000          5,999,823
Merrill Lynch & Co. Inc.
 6.85%, due 6/18/01
   (b)(c)...................   5,475,000          5,479,143
Morgan (J.P.) & Co. Inc.
 6.61%, due 7/6/00 (b)(c)...   6,000,000          5,999,959
Morgan Stanley Dean Witter &
 Co.
 6.36%, due 4/16/01
   (b)(c)...................   5,000,000          5,002,035
 6.90%, due 3/13/01
   (b)(c)...................   6,000,000          6,005,646
Prudential Funding Corp.
 6.85%, due 12/21/00
   (b)(c)...................   6,000,000          6,000,879
Salomon Smith Barney
 Holdings Inc.
 6.63%, due 11/30/00 (c)....   4,842,000          4,846,939
Wells Fargo & Co.
 6.72%, due 7/16/01 (b)(c)..   5,000,000          4,998,939
Xerox Corp., Series F
 5.64%, due 7/14/00 (c).....   5,000,000          4,999,934
                                               ------------
                                                 61,339,694
                                               ------------
Total Short-Term Investments
 (Amortized Cost
 $548,872,788) (d)..........       100.4%       548,872,788
Liabilities in Excess of
 Cash and Other Assets......        (0.4)        (2,311,774)
                                  ------         ----------
Net Assets..................       100.0%      $546,561,014
                                  ======        ===========


-------
 (a) May be sold to institutional investors only.
 (b) Floating rate. Rate shown is the rate in effect at June 30, 2000.
 (c) Interest bearing security.
 (d) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

The table below sets forth the diversification of Money Market Fund investments by industry.

                              AMORTIZED
                                 COST          PERCENT +
--------------------------------------------------------
INDUSTRY DIVERSIFICATION

Auto Leases................   $17,955,242          3.3%
Banks #....................   153,032,212         28.0
Computer & Office
 Equipment.................     5,999,823          1.1
Chemicals - Specialty......     5,956,460          1.1
Diversified Financial
 Services..................    46,185,571          8.4
Electric Power Companies...     8,941,507          1.6
Finance....................    43,760,715          8.0
Financial - Miscellaneous...    6,541,607          1.2
Governments - Foreign......     5,630,262          1.0
Insurance..................    28,068,039          5.1
Investment
 Bank/Brokerage............    67,534,372         12.4
Metal - Miscellaneous......     9,891,236          1.8
Office Equipment &
 Supplies..................     4,999,934          0.9
Oil - Integrated
 Domestic..................    10,978,712          2.0
Oil - Integrated
 International.............     4,784,160          0.9
Special Purpose Finance....    58,357,395         10.7
Telecommunication
 Services..................    25,966,321          4.8
Telephone..................    44,289,220          8.1
                              ------------       -----
                              548,872,788        100.4
Liabilities in Excess of
 Cash and Other Assets.....    (2,311,774)        (0.4)
                             ------------        -----
Net Assets.................  $546,561,014        100.0%
                             ============        =====

-------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (amortized cost
  $548,872,788).............................................       $548,872,788
Cash........................................................            105,594
Receivables:
  Investment securities sold................................         17,000,000
  Fund shares sold..........................................          5,993,355
  Interest..................................................          1,930,403
                                                                   ------------
        Total assets........................................        573,902,140
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         18,839,474
  Fund shares redeemed......................................          4,884,747
  Transfer agent............................................            298,013
  MainStay Management.......................................            145,190
  Custodian.................................................             23,825
  Trustees..................................................              4,536
Accrued expenses............................................            103,011
Dividend payable............................................          3,042,330
                                                                   ------------
        Total liabilities...................................         27,341,126
                                                                   ------------
Net assets..................................................       $546,561,014
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  1,417,141
  Class B...................................................          3,993,710
  Class C...................................................             54,846
Additional paid-in capital..................................        541,104,012
Accumulated net realized loss on investments................             (8,695)
                                                                   ------------
Net assets..................................................       $546,561,014
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $141,714,045
                                                                   ============
Shares of beneficial interest outstanding...................        141,714,074
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $399,362,366
                                                                   ============
Shares of beneficial interest outstanding...................        399,371,031
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  5,484,603
                                                                   ============
Shares of beneficial interest outstanding...................          5,484,604
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $18,391,088
                                                              -----------
Expenses:
  Management................................................    1,419,751
  Transfer agent............................................      910,889
  Shareholder communication.................................       90,485
  Registration..............................................       68,858
  Recordkeeping.............................................       43,281
  Professional..............................................       28,906
  Custodian.................................................       11,948
  Trustees..................................................        7,877
  Miscellaneous.............................................        9,916
                                                              -----------
    Total expenses before reimbursement.....................    2,591,911
Expense reimbursement from Manager..........................     (500,812)
                                                              -----------
    Net expenses............................................    2,091,099
                                                              -----------
Net investment income.......................................   16,299,989
                                                              -----------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................         (114)
                                                              -----------
Net increase in net assets resulting from operations........  $16,299,875
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months        Year ended
                                                                   ended         December 31,
                                                              June 30, 2000*         1999
                                                              ---------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   16,299,989    $   27,413,918
  Net realized gain (loss) on investments...................            (114)              332
                                                              --------------    --------------
  Net increase in net assets resulting from operations......      16,299,875        27,414,250
                                                              --------------    --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (4,555,287)       (6,865,359)
    Class B.................................................     (11,620,940)      (20,443,075)
    Class C.................................................        (123,762)         (105,484)
                                                              --------------    --------------
      Total dividends to shareholders.......................     (16,299,989)      (27,413,918)
                                                              --------------    --------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................     559,757,449     1,460,864,924
    Class B.................................................     339,367,315       695,572,243
    Class C.................................................      17,159,661        14,076,657
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       3,154,876         6,404,081
    Class B.................................................       8,862,558        20,720,097
    Class C.................................................          78,566            64,831
                                                              --------------    --------------
                                                                 928,380,425     2,197,702,833
  Cost of shares redeemed:
    Class A.................................................    (610,533,813)   (1,427,683,763)
    Class B.................................................    (407,258,886)     (682,075,401)
    Class C.................................................     (13,907,637)      (12,005,827)
                                                              --------------    --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (103,319,911)       75,937,842
                                                              --------------    --------------
      Net increase (decrease) in net assets.................    (103,320,025)       75,938,174
NET ASSETS:
Beginning of period.........................................     649,881,039       573,942,865
                                                              --------------    --------------
End of period...............................................  $  546,561,014    $  649,881,039
                                                              ==============    ==============

-------

 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                 Class A
                                              -----------------------------------------------------------------------------
                                              Six months
                                                ended                            Year ended December 31,
                                               June 30,       -------------------------------------------------------------
                                                2000+           1999          1998         1997         1996         1995
                                              ----------      --------      --------      -------      -------      -------
Net asset value at beginning of
  period................................       $   1.00       $   1.00      $   1.00      $  1.00      $  1.00      $  1.00
                                               --------       --------      --------      -------      -------      -------
Net investment income...................           0.03           0.05          0.05         0.05         0.05         0.05
                                               --------       --------      --------      -------      -------      -------
Less dividends from net investment
  income................................          (0.03)         (0.05)        (0.05)       (0.05)       (0.05)       (0.05)
                                               --------       --------      --------      -------      -------      -------
Net asset value at end of period........       $   1.00       $   1.00      $   1.00      $  1.00      $  1.00      $  1.00
                                               ========       ========      ========      =======      =======      =======
Total investment return (a).............           2.74%          4.65%         5.01%        5.08%        4.91%        5.51%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............           5.46%++        4.56%         4.90%        4.97%         4.8%         5.4%
    Net expenses........................           0.70%++        0.70%         0.70%        0.70%         0.7%         0.7%
    Expenses (before reimbursement).....           0.87%++        0.85%         0.93%        0.95%         1.0%         0.9%
Net assets at end of period (in
  000's)................................       $141,714       $189,336      $149,751      $80,925      $53,890      $34,880

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                Class C
    -----------------------------------------------------------------   ----------------------------------------
    Six months                                                          Six months                  September 1*
      ended                    Year ended December 31,                    ended       Year ended      through
     June 30,    ----------------------------------------------------    June 30,    December 31,   December 31,
      2000+        1999       1998       1997       1996       1995       2000+          1999           1998
    ----------   --------   --------   --------   --------   --------   ----------   ------------   ------------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $ 1.00        $ 1.00         $ 1.00
     --------    --------   --------   --------   --------   --------     ------        ------         ------
         0.03        0.05       0.05       0.05       0.05       0.05       0.03          0.05           0.02
     --------    --------   --------   --------   --------   --------     ------        ------         ------
        (0.03)      (0.05)     (0.05)     (0.05)     (0.05)     (0.05)     (0.03)        (0.05)         (0.02)
     --------    --------   --------   --------   --------   --------     ------        ------         ------
     $   1.00    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $ 1.00        $ 1.00         $ 1.00
     ========    ========   ========   ========   ========   ========     ======        ======         ======
         2.74%       4.65%      5.01%      5.08%      4.91%      5.51%      2.74%         4.65%          1.60%
         5.46%++     4.56%      4.90%      4.97%       4.8%       5.4%      5.46%++       4.56%          4.90%++
         0.70%++     0.70%      0.70%      0.70%       0.7%       0.7%      0.70%++       0.70%          0.70%++
         0.87%++     0.85%      0.93%      0.95%       1.0%       0.9%      0.87%++       0.85%          0.93%++
     $399,362    $458,391   $424,174   $336,622   $317,483   $279,843     $5,485        $2,154         $   18

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES VALUATION. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Notes to Financial Statements unaudited

DIVIDENDS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the six months ended June 30, 2000, the Manager earned $1,419,751 and reimbursed the Fund $500,812.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700

MainStay Money Market Fund

million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that the Distributor received from shareholders the proceeds from contingent deferred sales charges for the six months ended June 30, 2000, in the amount of $732,868.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $910,889.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $6,383 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $43,281 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for federal income tax purposes, capital loss carryforwards of $8,581 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS
                     AVAILABLE THROUGH                        AMOUNT
                     -----------------                        ------
     2002...................................................  $2,344
     2003...................................................   4,151
     2004...................................................   1,118
     2006...................................................     968
                                                              ------
                                                              $8,581
                                                              ======

The Fund utilized $332 of capital loss carryforwards during the prior year.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                          SIX MONTHS ENDED                    YEAR ENDED
                                           JUNE 30, 2000*                  DECEMBER 31, 1999
                                   ------------------------------   -------------------------------
                                   CLASS A    CLASS B    CLASS C     CLASS A     CLASS B    CLASS C
                                   --------   --------   --------   ----------   --------   -------
Shares sold......................   559,757    339,367    17,160     1,460,865    695,572    14,077
Shares issued in reinvestment of
  dividends......................     3,155      8,863        79         6,404     20,720        65
                                   --------   --------   -------    ----------   --------   -------
                                    562,912    348,230    17,239     1,467,269    716,292    14,142
Shares redeemed..................  (610,534)  (407,259)  (13,908)   (1,427,684)  (682,075)  (12,006)
                                   --------   --------   -------    ----------   --------   -------
Net increase (decrease)..........   (47,622)   (59,029)    3,331        39,585     34,217     2,136
                                   ========   ========   =======    ==========   ========   =======

-------
*    Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GRAY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSMM11-08/00

[RECYCLE LOGO]

                                                       [THE MAINSTAY FUNDS LOGO]

    MainStay(R)
    Money Market Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay New York Tax
                                                              Free Fund versus Lehman Brothers Municipal
                                                              Bond Index and Inflation--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year -2.95%, 5 Years 3.90%, Since Inception
5.11%


                              [PERFORMANCE GRAPH]

                                                  MAINSTAY NEW YORK TAX          LEHMAN BROTHERS
PERIOD END                                              FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
-----------                                       ---------------------       ---------------------         ----------------
10/1/91                                           $        9,550               $       10,000               $       10,000
12/91                                                      9,723                       10,335                       10,051
12/92                                                     10,628                       11,247                       10,349
12/93                                                     11,916                       12,628                       10,632
12/94                                                     11,353                       11,975                       10,908
12/95                                                     13,167                       14,066                       11,192
12/96                                                     13,569                       14,689                       11,563
12/97                                                     14,708                       16,038                       11,758
12/98                                                     15,499                       17,077                       11,947
12/99                                                     14,690                       16,513                       12,267
6/00                                                      15,474                       17,251                       12,521

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -3.53%, 5 Years 4.27%, Since Inception 5.50% Class C Total Returns: 1 Year 0.47%, 5 Years 4.61%, Since Inception 5.50%


                              [PERFORMANCE GRAPH]

                                                  MAINSTAY NEW YORK TAX          LEHMAN BROTHERS
PERIOD END                                              FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
-----------                                       ---------------------       ---------------------         ----------------
10/1/91                                           $       10,000              $        10,000             $         10,000
12/91                                                     10,181                       10,335                       10,051
12/92                                                     11,128                       11,247                       10,349
12/93                                                     12,477                       12,628                       10,632
12/94                                                     11,888                       11,975                       10,908
12/95                                                     13,751                       14,066                       11,192
12/96                                                     14,145                       14,689                       11,563
12/97                                                     15,297                       16,038                       11,758
12/98                                                     16,062                       17,077                       11,947
12/99                                                     15,177                       16,513                       12,267
6/00                                                      15,986                       17,251                       12,521

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B share performance includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 10/1/91 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The U.S. economy powered into the new millennium without a hitch. Optimism for the economy's long-term potential was reflected in strong business and consumer spending, sizeable foreign capital flows, and a federal budget surplus. Even so, the Federal Reserve questioned whether the U.S. could continue to maintain a combination of low inflation, low unemployment, and strong economic growth. Higher labor costs and rising asset values posed realistic obstacles to such a scenario.

In response to 5.5% annualized GDP growth in the first quarter of 2000, the Federal Reserve raised the targeted federal funds rate by 0.25% on both February 2 and March 21. As economic growth continued unabated into the second quarter, the Fed tightened interest rates by another 0.50% on May 16. After that, economic data began showing signs of a broad-based slowdown--with shrinking private-sector payrolls, declining retail sales, and a one-year low in housing starts. Choosing to wait and see whether the slowdown is temporary or sustainable, the Federal Reserve voted to hold interest rates steady at its June meeting.

During the semiannual period, municipal market yields, like those of their taxable counterparts, were volatile and generally tracked the economic data and moves by the Federal Reserve. As in the Treasury market, the long end of the municipal yield curve outperformed. Municipal yields reached their highest levels in more than five years at the end of May, but over the six months, 5-year municipal yields fell 0.06%, 10-year yields rose 0.07%, and 30-year yields declined 0.21%. In June, intermediate maturities started to perform particularly well, as individual investors considered yields on these intermediate-term securities attractive, without the risk of longer-duration bonds.

Higher interest rates continued to dampen refunding volume in the municipal market. New issuance fell to $92 billion in the first six months of the year, a 22% decrease versus the same period in 1999. On the other hand, demand from individuals seemed to vary in tandem with volatility in the equity markets. As the U.S. economy continued to advance at a rapid pace and tax coffers remained healthy, credit quality was solid in the municipal market. The sustained national expansion has resulted in greater economic diversity and increased financial flexibility in many states, including New York.

According to numbers released during the first of half of 2000, the year 1999 marked a turning point in the New York State economy. For the first time in a decade, New York outpaced the national average with a 2.6% growth rate in nonfarm jobs and a 5.9% growth rate in personal income. The state's economy continued to benefit from a strong stock market and the general economic growth of the nation. Upstate industries, however, continued to lag the vitality of New York City's booming real-estate market and advanced technology and

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

PERIOD END                       [BAR CHART]                              TOTAL RETURN %
-----------                                                              ---------------

12/91                                                                             2.08
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.97
12/96                                                                             3.06
12/97                                                                             8.39
12/98                                                                             5.38
12/99                                                                            -5.22
6/00                                                                              5.33

CLASS B AND CLASS C SHARES

Past performance is no guarantee of future results. See footnore * on page 10 for more information on performance.

PERIOD END                       [BAR CHART]                              TOTAL RETURN %
-----------                                                              ---------------
12/91                                                                             2.08
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.67
12/96                                                                             2.86
12/97                                                                             8.14
12/98                                                                             5.00
12/99                                                                            -5.51
6/00                                                                              5.33

Past performance is no guarantee of future results. CLass B share returns reflect the historical performance of the Class A shares through 12/94. Class C share returns reflect the historical performance of the Class A shares through 12/94 and Class B shares through 8/98. See footnote * on page 10 for more information on performance.

service sectors. It is worth noting that in conjunction with the passage of the Debt Reform Act of 2000 in June, Moody's upgraded the state's rating outlook to positive. The upgrade was in recognition of the state placing constraints on its issuance of debt and of its plans to reduce the terms of its outstanding debt from 40 years to 30 years.

-------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Lehman Brothers Municipal Bond Index.


STRONG RELATIVE PERFORMANCE

For the six months ended June 30, 2000, MainStay New York Tax Free Fund returned 5.33% for Class A shares, Class B shares, and Class C shares, excluding all sales charges. All share classes outperformed the 4.31% return of the average Lipper(1) New York municipal debt fund and the 4.48% return of the Lehman Brothers Municipal Bond Index(2) during the semiannual period.

STRATEGIC MANAGEMENT DECISIONS

The Fund's strong relative performance was achieved primarily by maintaining a high-quality portfolio, by keeping a shorter-than-average duration as interest rates rose through the early part of the second quarter, and by later emphasizing the longer end of the yield curve when we expected the curve to flatten. Per- formance was also enhanced by holdings in bonds backed by revenues that municipalities expect to receive from the national tobacco settlement. Credit spreads on these bonds tightened as investors became comfortable with their structure, and we reduced the portfolio's position after spreads tightened, with a positive impact on performance. The Fund also benefited from staying under- weighted in the lower-rated health care and resource-recovery sectors, which underperformed.

LOOKING AHEAD

Economic indicators announced late in the semiannual period were a little weaker than earlier reports, including a weaker National Purchasing Manager's report and a cooler labor market, as measured by weekly jobless claims. We believe that the current slowdown in U.S. economic growth is only temporary. Given tight labor markets, we believe that inflation risks have not abated. Thus, while recent weaker economic numbers may allow the Federal Reserve to stay on hold for a couple of months, we are not convinced that it has completed its cycle of interest-rate increases. In our view, the Federal Reserve will likely resume tightening later in the summer.

Given this view, we plan to reduce some of the Fund's exposure to the long end of the yield curve in favor of intermediate maturities. We believe intermediate yields will continue to be attractive, given the government's focus on both short- and long-term securities in its Treasury buyback program. We also believe intermediate-term bonds may benefit as political proposals to use the budget surplus to reduce taxes and increase spending start to emerge--and as retail

(3) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and, according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Past performance is no guarantee of future results.

investors and insurance companies focus their purchases on that portion of the yield curve.

We intend to maintain the high quality of the securities in the Fund's portfolio, as we do not feel the yield differences between securities rated AAA and those rated BBB(3) are adequate to justify taking on the additional credit risk. We also intend to continue avoiding the risks associated with downgrades in the health care sector and the prepayment risk of housing bonds. Rather, we anticipate an emphasis on essential-service revenue bonds, such as those issued to finance transportation, sewers, electric utilities, and education projects. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   The MainStay New York Tax Free Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first half of 2000, the Fund maintained a stable dividend, which did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                        SINCE INCEPTION
                    1 YEAR   5 YEARS    THROUGH 6/30/00
    Class A          1.62%    4.86%          5.67%
    Class B          1.47%    4.61%          5.50%
    Class C          1.47%    4.61%          5.50%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                         SINCE INCEPTION
                    1 YEAR    5 YEARS    THROUGH 6/30/00
    Class A          -2.95%    3.90%          5.11%
    Class B          -3.53%    4.27%          5.50%
    Class C           0.47%    4.61%          5.50%

   FUND LIPPER + RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                             SINCE INCEPTION
                      1 YEAR      5 YEARS    THROUGH 6/30/00
    Class A         40 out of    47 out of        30 out of
                    105 funds    82 funds         40 funds
    Class B         46 out of    60 out of        58 out of
                    105 funds    82 funds         75 funds
    Class C         46 out of    n/a              50 out of
                    105 funds                    100 funds
    Average Lipper
    NY municipal
    debt fund         1.06%        4.77%         5.74%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

                    NAV 6/30/00   INCOME    CAPITAL GAINS
    Class A            $9.37      $0.2202      $0.0000
    Class B            $9.31      $0.2070      $0.0000
    Class C            $9.31      $0.2070      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (10/1/91) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 + Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/1/91 through 6/30/00.

MainStay New York Tax Free Fund

                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (97.1%)+

NEW YORK (97.1%)
Metropolitan Transportation
 Authority
 Series A
 5.875%, due 4/1/25.............  $  500,000       $   503,265
New York City General Obligation
 Series A
 6.00%, due 5/15/30 (b).........   1,000,000         1,006,080
 Series D
 6.00%, due 2/15/25 (c).........      25,000            26,414
 Series D
 7.625%, due 2/1/13 (b)(c)......   1,000,000         1,060,690
 Series F
 8.20%, due 11/15/04 (c)........      20,000            21,280
New York City Industrial
 Development
 Agency Civic Facility Revenue
 Lighthouse International
 Project
 4.50%, due 7/1/33..............   1,390,000         1,091,067
New York City Municipal Water
 Finance Authority, Water &
 Sewer Systems Revenue
 Series B
 6.00%, due 6/15/33.............     250,000           254,107
 Series A
 7.00%, due 6/15/09.............   1,000,000         1,031,720
New York City Transitional
 Finance Authority Revenue
 Series B
 6.00%, due 11/15/24............     600,000           614,028
New York City Trust
 Cultural Resource Revenue
 Series A
 5.75%, due 7/1/29..............     500,000           498,950
New York State Dormitory
 Authority Lease Revenue
 Court Facilities
 5.75%, due 5/15/30.............     250,000           248,040
 State University Dormitory
 Facilities
 Series C
 5.50%, due 7/1/19..............   1,000,000           980,950
New York State Dormitory
 Authority Revenue
 Mental Health
 Services Facilities Improvement
 Series F
 4.50% due 8/15/28..............     600,000           479,712
 Series B
 6.00%, due 2/15/25.............     500,000           508,915
--------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

--------------------------------------------------------------
                                   PRINCIPAL
                                    AMOUNT            VALUE
NEW YORK (CONTINUED)
New York State Dormitory Authority  Revenue (Continued)
 New York University
 Series A
 5.75%, due 7/1/27..............  $  500,000       $   505,495
 Park Ridge Housing Income
 Project
 7.85%, due 2/1/29 (b)..........     800,000           809,696
 Rockefeller University
 4.75%, due 7/1/37..............     900,000           752,805
New York State Energy Research &
 Development Authority
 Electric Facilities Revenue
 Con Edison Co. New York Inc.
 Project A
 7.125%, due 12/1/29 (a)........     500,000           539,370
 7.50% due 1/1/26 (a)...........     500,000           506,005
New York State Environmental
 Facilities Corp.
 Pollution Control Revenue
 Series B
 7.50%, due 3/15/11.............     600,000           607,362
New York State Local Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14......   1,500,000           710,775
New York State Medical Care
 Facilities
 Finance Agency Revenue
 7.35%, due 2/15/29.............     600,000           613,188
 7.375%, due 8/15/19............     390,000           398,564
 7.50%, due 2/15/21.............     315,000           326,104
 7.625% due 8/15/17.............     595,000           623,382
 7.875%, due 8/15/20............      55,000            56,313
 8.875%, due 8/15/07............     430,000           438,428
New York State Urban Development
 Corporate Revenue
 Correctional Facilities Service
 Contract, Series C
 5.75%, due 1/1/16..............     450,000           458,073
Niagara New York
 Frontier Transportation
 Authority
 Airport Revenue, Series B
 5.50%, due 4/1/16..............   1,000,000           995,220
Triborough Bridge & Tunnel
 Authority of New York, General Purpose
 Revenue, Series Y
 6.125%, due 1/1/21.............     750,000           797,175
                                                   -----------
Total Long-Term Municipal Bonds
 (Cost $17,914,068).............                    17,463,173
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND (0.6%)

New York City General Obligation
  Series B5
  4.75%, due 8/15/09 (d)........  $  100,000       $   100,000
                                                   -----------
Total Short-Term Municipal Bond
 (Cost $100,000)................                       100,000
                                                   -----------
Total Investments
 (Cost $18,014,068) (e).........        97.7%       17,563,173(f)
Cash and Other Assets,
 Less Liabilities...............         2.3           413,015
                                       -----         ---------
Net Assets......................       100.0%      $17,976,188
                                       =====         =========

                       CONTRACTS         UNREALIZED
                         LONG         APPRECIATION (g)
------------------------------------------------------
FUTURES CONTRACTS (0.0%) (h)

Municipal Bond
  September 2000 (30
  Year)..............      13             $10,219
                                          -------
Total Futures
 Contracts
 (Settlement Value
 $1,234,125).........                     $10,219
                                          =======

-------
 (a) Interest on this security is subject to alternative minimum tax.
 (b) Segregated as collateral for futures contracts.
 (c) Prerefunding securities -- issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issuer's call date.
 (d) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
 (e) The cost stated also represents the aggregate cost for federal income tax purposes.
 (f) At June 30, 2000, net unrealized depreciation was $450,895, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $191,301 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $642,196.
 (g) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2000.
 (h) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $18,014,068)..............................................       $17,563,173
Cash........................................................           199,451
Receivables:
  Investment securities sold................................           971,303
  Interest..................................................           342,928
  Variation margin on futures contracts.....................            10,718
  Fund shares sold..........................................               700
                                                                   -----------
    Total assets............................................        19,088,273
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           975,516
  Shareholder communication.................................            27,536
  Transfer agent............................................             8,803
  Custodian.................................................             5,500
  NYLIFE Distributors.......................................             4,997
  MainStay Management.......................................             3,590
  Trustees..................................................               123
Accrued expenses............................................            16,994
Dividend payable............................................            69,026
                                                                   -----------
    Total liabilities.......................................         1,112,085
                                                                   -----------
Net assets..................................................       $17,976,188
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    12,157
  Class B...................................................             6,956
  Class C...................................................               119
Additional paid-in capital..................................        19,230,792
Accumulated undistributed net investment income.............            26,508
Accumulated net realized loss on investments................          (859,668)
Net unrealized depreciation on investments and futures
  contracts.................................................          (440,676)
                                                                   -----------
Net assets..................................................       $17,976,188
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $11,391,245
                                                                   ===========
Shares of beneficial interest outstanding...................         1,215,739
                                                                   ===========
Net asset value per share outstanding.......................       $      9.37
Maximum sales charge (4.50% of offering price)..............              0.44
                                                                   -----------
Maximum offering price per share outstanding................       $      9.81
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 6,473,962
                                                                   ===========
Shares of beneficial interest outstanding...................           695,568
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.31
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   110,981
                                                                   ===========
Shares of beneficial interest outstanding...................            11,924
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.31
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 580,076
                                                              ---------
Expenses:
  Management................................................     46,426
  Transfer agent............................................     26,509
  Service--Class A..........................................     15,150
  Service--Class B..........................................      8,005
  Service--Class C..........................................         58
  Professional..............................................     10,299
  Custodian.................................................      8,092
  Distribution--Class B.....................................      8,004
  Distribution--Class C.....................................         58
  Recordkeeping.............................................      6,001
  Shareholder communication.................................      2,091
  Registration..............................................        322
  Trustees..................................................        212
  Miscellaneous.............................................      9,221
                                                              ---------
    Total expenses before reimbursement.....................    140,448
Expense reimbursement from Manager..........................    (17,245)
                                                              ---------
    Net expenses............................................    123,203
                                                              ---------
Net investment income.......................................    456,873
                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................   (160,160)
  Futures transactions......................................      6,848
                                                              ---------
Net realized loss on investments............................   (153,312)
                                                              ---------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................    680,192
  Futures transactions......................................     (1,625)
                                                              ---------
Net unrealized gain on investment...........................    678,567
                                                              ---------
Net realized and unrealized gain on investments.............    525,255
                                                              ---------
Net increase in net assets resulting from operations........  $ 982,128
                                                              =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   456,873     $ 1,015,436
  Net realized loss on investments..........................      (153,312)       (706,356)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       678,567      (1,508,974)
                                                               -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       982,128      (1,199,894)
                                                               -----------     -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (284,897)       (665,626)
    Class B.................................................      (144,282)       (351,328)
    Class C.................................................        (1,186)           (483)
  From net realized gain on investments:
    Class A.................................................            --         (12,761)
    Class B.................................................            --          (6,961)
    Class C.................................................            --             (37)
                                                               -----------     -----------
      Total dividends and distributions to shareholders.....      (430,365)     (1,037,196)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       279,483         513,102
    Class B.................................................       309,901       1,697,158
    Class C.................................................        70,503          38,507
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       109,661         336,060
    Class B.................................................        66,076         210,506
    Class C.................................................           772             516
                                                               -----------     -----------
                                                                   836,396       2,795,849
  Cost of shares redeemed:
    Class A.................................................    (2,314,652)     (1,917,421)
    Class B.................................................    (1,068,012)     (2,336,657)
    Class C.................................................            (3)             (6)
                                                               -----------     -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (2,546,271)     (1,458,235)
                                                               -----------     -----------
      Net decrease in net assets............................    (1,994,508)     (3,695,325)
NET ASSETS:
Beginning of period.........................................    19,970,696      23,666,021
                                                               -----------     -----------
End of period...............................................   $17,976,188     $19,970,696
                                                               ===========     ===========
Accumulated undistributed net investment income at end of
  period....................................................   $    26,508     $        --
                                                               ===========     ===========

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                               Class A
                                                     ------------------------------------------------------------
                                                     Six months
                                                       ended                  Year ended December 31,
                                                      June 30,    -----------------------------------------------
                                                       2000+       1999      1998      1997      1996      1995
                                                     ----------   -------   -------   -------   -------   -------
Net asset value at beginning of period.............   $  9.11     $ 10.08   $ 10.09   $  9.91   $ 10.12   $  9.20
                                                      -------     -------   -------   -------   -------   -------
Net investment income..............................      0.22        0.45      0.45      0.49      0.50      0.52
Net realized and unrealized gain (loss) on
  investments......................................      0.26       (0.96)     0.08      0.32     (0.21)     0.91
                                                      -------     -------   -------   -------   -------   -------
Total from investment operations...................      0.48       (0.51)     0.53      0.81      0.29      1.43
                                                      -------     -------   -------   -------   -------   -------
Less dividends and distributions:
  From net investment income.......................     (0.22)      (0.45)    (0.46)    (0.49)    (0.50)    (0.51)
  From net realized gain on investments............        --       (0.01)    (0.08)    (0.14)       --        --
                                                      -------     -------   -------   -------   -------   -------
Total dividends and distributions..................     (0.22)      (0.46)    (0.54)    (0.63)    (0.50)    (0.51)
                                                      -------     -------   -------   -------   -------   -------
Net asset value at end of period...................   $  9.37     $  9.11   $ 10.08   $ 10.09   $  9.91   $ 10.12
                                                      =======     =======   =======   =======   =======   =======
Total investment return (a)........................      5.33%      (5.22%)    5.38%     8.39%     3.06%    15.97%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..........................      5.01%++     4.63%     4.43%     4.88%      5.0%      5.4%
    Net expenses...................................      1.24%++     1.24%     1.24%     1.24%     1.24%     1.24%
    Expenses (before reimbursement)................      1.43%++     1.47%     1.57%     1.41%      1.4%      1.4%
Portfolio turnover rate............................        42%         77%      157%      212%      114%      114%
Net assets at end of period (in 000's).............   $11,391     $12,952   $15,499   $13,814   $15,572   $18,248

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                            Class C
    -------------------------------------------------------   ------------------------------------------
    Six months                                                Six months                   September 1*
      ended               Year ended December 31,               ended       Year ended       through
     June 30,    ------------------------------------------    June 30,    December 31,    December 31,
      2000+       1999     1998     1997     1996     1995      2000+          1999            1998
    ----------   ------   ------   ------   ------   ------   ----------   ------------   --------------
      $ 9.04     $10.01   $10.03   $ 9.84   $10.02   $ 9.20     $ 9.04        $10.01          $10.11
      ------     ------   ------   ------   ------   ------     ------        ------          ------
        0.21       0.42     0.43     0.45     0.45     0.59       0.21          0.42            0.13
        0.27      (0.96)    0.06     0.33    (0.18)    0.82       0.27         (0.96)          (0.01)
      ------     ------   ------   ------   ------   ------     ------        ------          ------
        0.48      (0.54)    0.49     0.78     0.27     1.41       0.48         (0.54)           0.12
      ------     ------   ------   ------   ------   ------     ------        ------          ------
       (0.21)     (0.42)   (0.43)   (0.45)   (0.45)   (0.59)     (0.21)        (0.42)          (0.14)
          --      (0.01)   (0.08)   (0.14)      --       --         --         (0.01)          (0.08)
      ------     ------   ------   ------   ------   ------     ------        ------          ------
       (0.21)     (0.43)   (0.51)   (0.59)   (0.45)   (0.59)     (0.21)        (0.43)          (0.22)
      ------     ------   ------   ------   ------   ------     ------        ------          ------
      $ 9.31     $ 9.04   $10.01   $10.03   $ 9.84   $10.02     $ 9.31        $ 9.04          $10.01
      ======     ======   ======   ======   ======   ======     ======        ======          ======
        5.33%     (5.51%)   5.00%    8.14%    2.86%   15.67%      5.33%        (5.51%)          1.18%
        4.76%++    4.38%    4.18%    4.63%     4.7%     5.1%      4.76%++       4.38%           4.18%++
        1.49%++    1.49%    1.49%    1.49%    1.49%    1.49%      1.49%++       1.49%           1.49%++
        1.68%++    1.72%    1.82%    1.66%     1.6%     1.6%      1.68%++       1.72%           1.82%++
          42%        77%     157%     212%     114%     114%        42%           77%            157%
      $6,474     $6,980   $8,217   $5,585   $4,100   $1,588     $  111        $   38              --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay New York Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with preservation of capital.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are

Notes to Financial Statements unaudited

deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and non taxable

MainStay New York Tax Free Fund

income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2000, the Manager earned $46,426 and reimbursed the Fund $17,245.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $335 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $6,189 for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $26,509.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay New York Tax Free Fund

CAPITAL. At June 30, 2000, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $4,680,216, which represents 41.1% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $193 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,001 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for federal income tax purposes, capital loss carryforwards of $284,828 which have been deferred for federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2007. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund has elected to treat for federal income tax purposes approximately $409,684 of qualifying realized capital losses that arose during the prior year (after October 31, 1999) as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $7,702 and $8,698, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED                             YEAR ENDED
                                                 JUNE 30, 2000                           DECEMBER 31, 1999
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................     31            34            8             53           176            4
Shares issued in reinvestment of
  dividends and distributions.......     12             7           --(a)          35            22           --(a)
                                       ----          ----            --          ----          ----            --
                                         43            41            8             88           198            4
Shares redeemed.....................   (249)         (117)          --(a)        (199)         (247)          --(a)
                                       ----          ----            --          ----          ----            --
Net increase (decrease).............   (206)          (76)           8           (111)          (49)           4
                                       ====          ====            ==          ====          ====            ==

-------

 *   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved.  MSNT11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    New York Tax Free Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Tax Free Bond
                                                              Fund versus Lehman Brothers Municipal Bond
                                                              Index and Inflation--Class A, Class B, and
                                                              Class C Shares                                   3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six Month Performance           5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           25

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year -4.05%, 5 Years 3.39%, 10 Years 5.08%

                            [PERFORMANCE LINE GRAPH]

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS
PERIOD END                                                FUND                MUNICIPAL BOND INDEX*         INFLATION (CPI)+
----------                                       ----------------------       ---------------------         ----------------
   12/89                                               $   9,550                    $  10,000                    $  10,000
   12/90                                                   9,997                       10,729                       10,625
   12/91                                                  11,085                       12,032                       10,942
   12/92                                                  12,018                       13,093                       11,265
   12/93                                                  13,268                       14,700                       11,574
   12/94                                                  12,469                       13,940                       11,875
   12/95                                                  14,339                       16,374                       12,184
   12/96                                                  14,860                       17,100                       12,587
   12/97                                                  16,200                       18,671                       12,801
   12/98                                                  17,007                       19,881                       13,007
   12/99                                                  15,860                       19,472                       13,356
   6/00                                                   16,609                       20,344                       13,632

CLASS B AND CLASS C SHARES
            Class B Total Returns: 1 Year -4.87%, 5 Years 3.75%, 10 Years 5.43% Class C Total Returns: 1 Year -0.87%, 5 Years 4.09%, 10 Years 5.43%
                            [PERFORMANCE LINE GRAPH]

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS
PERIOD END                                                FUND                MUNICIPAL BOND INDEX*         INFLATION (CPI)+
----------                                       ----------------------       ---------------------         ----------------
   12/89                                               $  10,000                    $  10,000                    $  10,000
   12/90                                                  10,468                       10,729                       10,625
   12/91                                                  11,608                       12,032                       10,942
   12/92                                                  12,585                       13,093                       11,265
   12/93                                                  13,893                       14,700                       11,574
   12/94                                                  13,056                       13,940                       11,875
   12/95                                                  14,997                       16,374                       12,184
   12/96                                                  15,997                       17,100                       12,587
   12/97                                                  16,860                       18,671                       12,801
   12/98                                                  17,673                       19,881                       13,007
   12/99                                                  16,443                       19,472                       13,356
   6/00                                                   17,179                       20,344                       13,632

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The U.S. economy powered into the new millennium without a hitch. Optimism for the economy's long-term potential was reflected in strong business and consumer spending, sizeable foreign capital flows, and a federal budget surplus. Even so, the Federal Reserve questioned whether the U.S. could continue to maintain a combination of low inflation, low unemployment, and strong economic growth. Higher labor costs and rising asset values posed realistic obstacles to such a scenario.

In response to 5.5% annualized GDP growth in the first quarter of 2000, the Federal Reserve raised the targeted federal funds rate by 0.25% on both February 2 and March 21. As economic growth continued unabated into the second quarter, the Fed tightened interest rates by another 0.50% on May 16. After that, economic data began showing signs of a broad-based slowdown--with shrinking private-sector payrolls, declining retail sales, and a one-year low in housing starts. Choosing to wait and see whether the slowdown was temporary or sustainable, the Federal Reserve voted to hold interest rates steady at its June meeting.

During the semiannual period, municipal market yields, like those of their taxable counterparts, were volatile and generally tracked the economic data and moves by the Federal Reserve. As in the Treasury market, the long end of the municipal yield curve outperformed. Municipal yields reached their highest levels in more than five years at the end of May, but over the six months, 5-year municipal yields fell 0.06%, 10-year yields rose 0.07%, and 30-year yields declined 0.21%. In June, intermediate maturities started to perform particularly well, as individual investors considered yields on these intermediate-term securities attractive, without the risk of longer-duration bonds.

Higher interest rates continued to dampen refunding volume in the municipal market. New issuance fell to $92 billion in the first six months of the year, a 22% decrease versus the same period in 1999. On the other hand, demand from individuals seemed to vary in tandem with volatility in the equity markets. As the U.S. economy continued to advance at a rapid pace and tax coffers remained healthy, credit quality was solid in the municipal market. The sustained national expansion has resulted in greater economic diversity and increased financial flexibility in many areas of the country.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR GRAPH]

Period end                                                                   Total Return %
----------                                                                   --------------
   12/89                                                                          7.38%
   12/90                                                                          4.68
   12/91                                                                         10.89
   12/92                                                                          8.41
   12/93                                                                         10.39
   12/94                                                                         -6.02
   12/95                                                                         15.00
   12/96                                                                          3.63
   12/97                                                                          9.02
   12/98                                                                          4.98
   12/99                                                                         -6.75
   6/00                                                                           4.72

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

                                  [BAR GRAPH]

Period end                                                                  Total Return %
----------                                                                  --------------
   12/89                                                                          7.38%
   12/90                                                                          4.68
   12/91                                                                         10.89
   12/92                                                                          8.41
   12/93                                                                         10.39
   12/94                                                                         -6.02
   12/95                                                                         14.86
   12/96                                                                          3.33
   12/97                                                                          8.80
   12/98                                                                          4.83
   12/99                                                                         -6.96
   6/00                                                                           4.48

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/9. See footnote * on page 8 for more information on performance.


PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Tax Free Bond Fund returned 4.72% for Class A shares and 4.48% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 3.95% return of the average Lipper(1) general municipal debt fund and either outperformed or precisely tracked the 4.48% return of the Lehman Brothers Municipal Bond Index(2) during the semiannual period.


(1) See footnote and table on page 8 for more information about Lipper Inc.

(2) See footnote on page 3 for more information about the Lehman Brothers Municipal Bond Index.

STRATEGIC MATURITY AND SECTOR POSITIONING
The Fund's strong relative performance was achieved primarily by maintaining a high-quality portfolio, by maintaining a shorter-than-average duration as interest rates rose through the early part of the second quarter, and by later emphasizing the longer end of the yield curve when we expected the curve to flatten. The portfolio also benefited from staying underweighted in the lower-rated health care and resource-recovery sectors, which underperformed, and staying overweighted in specialty states such as New York and California, where the bid from retail investors was especially strong.

LOOKING AHEAD

Economic indicators announced late in the semiannual period were a little weaker than earlier reports, including a weaker National Purchasing Manager's report and a cooler labor market, as measured by weekly jobless claims. We believe that the current slowdown in U.S. economic growth is only temporary. Given tight labor markets, we believe that inflation risks have not abated. Thus, while recent weaker economic numbers may allow the Federal Reserve to stay on hold for a couple of months, we are not convinced that it has completed its cycle of interest-rate increases. In our view, the Federal Reserve will likely resume tightening later in the summer.

Given this view, we plan to reduce some of the Fund's exposure to the long end of the yield curve in favor of intermediate maturities. We believe intermediate yields will continue to be attractive, given the government's focus on both short- and long-term securities in its Treasury buyback program. We also believe intermediate-term bonds may benefit as political proposals to use the budget surplus to reduce taxes and increase spending start to emerge--and as retail investors and insurance companies focus their purchases on that portion of the yield curve.

We intend to maintain the high quality of the securities in the Fund's portfolio, as we do not feel the yield differences between securities rated AAA and those rated BBB(3) are adequate to justify taking on the additional credit risk. We also intend to continue avoiding the risks associated with downgrades in the health care sector and the prepayment risk of housing bonds. Rather, we anticipate an emphasis on essential-service revenue bonds, such as those issued to finance transportation, sewers, electric utilities, and education projects. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC



-------

(3) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and, according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Past performance is no guarantee of future results.

   TARGETED DIVIDEND POLICY

   The MainStay Tax Free Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In January 2000, the Fund increased its dividend to more accurately reflect the level of current earnings within the Fund. The increase did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                       SINCE INCEPTION
                       1 YEAR   5 YEARS    10 YEARS    THROUGH 6/30/00
    Class A             0.48%    4.34%       5.56%          5.60%
    Class B             0.13%    4.09%       5.43%          5.51%
    Class C             0.13%    4.09%       5.43%          5.51%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                        SINCE INCEPTION
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 6/30/00
    Class A             -4.05%    3.39%       5.08%          5.26%
    Class B             -4.87%    3.75%       5.43%          5.51%
    Class C             -0.87%    4.09%       5.43%          5.51%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                          SINCE INCEPTION
                         1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/00
    Class A            182 out of  140 out of  n/a        139 out of
                       268 funds   183 funds              169 funds
    Class B            204 out of  158 out of  82 out of  54 out of
                       268 funds   183 funds   83 funds   55 funds
    Class C            204 out of  n/a         n/a        216 out of
                       268 funds                          250 funds
    Average Lipper
    general municipal
    debt fund          0.98%       4.76%       6.40%      6.83%

    FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
    6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $9.28       $0.2232      $0.0000
    Class B     $9.28       $0.2118      $0.0000
    Class C     $9.28       $0.2118      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/00.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (100.5%)+

ALABAMA (1.8%)
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16-10/1/17....  $ 5,995,000       $  6,220,116
                                                   ------------

CALIFORNIA (13.1%)
California Educational
 Facilities
 Authority Revenue
 Stanford University
 Series N
 5.20%, due 12/1/27 (b)........   14,920,000         13,959,301
California Housing Finance
 Agency Single Family Mortgage
 Series D-2
 (zero coupon), due 2/1/29
 (a)...........................    2,000,000            320,400
California Statewide Community
 Catholic Healthcare West
 6.50%, due 7/1/20.............    2,000,000          1,986,740
Escondido California
 Union High School District
 (zero coupon), due 11/1/16
 (c)...........................    3,500,000          1,429,995
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/28.....   24,540,000          4,912,417
Los Angeles California
 Department of Water & Power
 Electric Plant Revenue
 6.375%, due 2/1/20............    7,000,000          7,289,940
San Francisco California City &
 County Airports Commission
 International Airport Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (a).........    3,240,000          3,449,952
 6.60%, due 5/1/20 (a).........      500,000            532,265
San Joaquin Hills California
 Transportation Corridor Agency
 Toll Road Revenue
 (zero coupon), due
 1/1/16-1/1/22.................   33,165,000         10,550,652
                                                   ------------
                                                     44,431,662
                                                   ------------

COLORADO (3.1%)
Denver Colorado City &
 County Special Facilities
 Airport Revenue
 United Airlines Project
 Series A
 8.50%, due 11/15/23 (a).......   10,000,000         10,314,600
                                                   ------------

----------
+  Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
FLORIDA (3.0%)
Gulf Breeze Florida Revenue
 Capital
 Funding, Series B
 4.50%, due 10/1/27............  $ 2,500,000       $  2,030,500
Orange County School Board
 5.50%, due 8/1/25.............    5,000,000          4,870,350
Seminole County Water & Sewer
 5.375%, due 10/1/22...........    3,400,000          3,246,898
                                                   ------------
                                                     10,147,748
                                                   ------------

GEORGIA (2.1%)
Cherokee County Georgia
 Water & Sewer Authority
 Revenue
 5.20%, due 8/1/25.............    5,320,000          5,001,438
Georgia Municipal Electric
 Authority
 Power Revenue, Series Y
 6.50%, due 1/1/17.............    2,000,000          2,223,180
                                                   ------------
                                                      7,224,618
                                                   ------------

HAWAII (3.1%)
Hawaii State Airports System
 Revenue, Second Series
 7.50%, due 7/1/20 (a).........   10,395,000         10,603,732
                                                   ------------

ILLINOIS (7.5%)
Chicago Illinois Board of
 Education 5.875%, due
 12/1/14.......................    3,130,000          3,240,833
Chicago Illinois Water Revenue
 6.50%, due 11/1/15............    3,005,000          3,334,829
Illinois Health Facilities
 Authority Revenue
 6.25%, due 11/15/29...........    4,000,000          3,781,960
 Glenoaks Hospital
 Series E
 9.50%, due 11/15/19...........      765,000            795,095
 Hinsdale Hospital
 Series B
 9.00%, due 11/15/15...........    1,735,000          1,800,062
 Series C
 9.50%, due 11/15/19...........    4,960,000          5,155,126
Illinois Regional
 Transportation Authority
 Series C
 7.10%, due 6/1/25 (c).........    1,500,000          1,647,615
Kankakee Illinois Sewer Revenue
 7.00%, due 5/1/16 (c).........    2,000,000          2,152,660
State of Illinois
 First Series
 7.00%, due 5/1/16.............    3,450,000          3,550,982
                                                   ------------
                                                     25,459,162
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
INDIANA (2.0%)
Indiana Bond Bank
 Common School Fund
 Series A
 5.00%, due 2/1/14.............  $   500,000       $    476,960
Indianapolis Indiana Local
 Public Improvement Bond Bank
 Series D
 6.75%, due 2/1/20.............    6,000,000          6,324,840
                                                   ------------
                                                      6,801,800
                                                   ------------

KANSAS (2.6%)
Burlington Pollution Control
 Revenue
 Kansas Gas & Electric Co.
 Project
 7.00%, due 6/1/31.............    8,300,000          8,614,736
                                                   ------------

LOUISIANA (4.8%)
Lake Charles Louisiana Harbor &
 Terminal District Port
 Facilities Revenue, Truckline
 Long Co.
 7.75%, due 8/15/22............   13,000,000         13,920,010
Louisiana State Offshore
 Terminal Authority, Deepwater
 Port Revenue
 Series E
 7.60%, due 9/1/10.............    2,135,000          2,186,133
                                                   ------------
                                                     16,106,143
                                                   ------------

MASSACHUSETTS (1.5%)
New England Education Loan
 Marketing Corp. Student Loan
 Series A
 5.70%, due 7/1/05 (a).........    4,800,000          4,931,088
                                                   ------------

MINNESOTA (2.8%)
Rochester Minnesota Health Care
 Facilities, Mayo Foundation
 Series A
 5.50%, due 11/15/27 (c).......    9,750,000          9,288,825
                                                   ------------
MONTANA (0.7%)
Forsyth Montana Pollution
 Control
 Revenue, Puget Sound Power &
 Light
 6.80%, due 3/1/22.............    2,200,000          2,297,284
                                                   ------------

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
NEBRASKA (0.6%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue
 Series C
 6.30%, due 9/1/28 (a).........  $ 1,990,000       $  1,997,801
                                                   ------------

NEVADA (2.7%)
Clark County Nevada Pollution
 Control Revenue
 Nevada Power Co. Project
 Series B
 6.60%, due 6/1/19.............    1,925,000          2,019,056
Nevada State Colorado River
 Community Power Delivery
 Series A
 5.625%, due 9/15/29...........    7,345,000          7,119,214
                                                   ------------
                                                      9,138,270
                                                   ------------

NEW HAMPSHIRE (4.6%)
New Hampshire Higher
 Educational &
 Health Facilities Authority
 Dartmouth College
 5.125%, due 6/1/28 (b)........   10,750,000          9,601,040
 5.70%, due 6/1/27.............    5,900,000          5,812,680
                                                   ------------
                                                     15,413,720
                                                   ------------

NEW JERSEY (4.6%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance
 Authority, Atlantic City
 Electric Co.
 Project A
 7.20%, due 11/1/29 (a)........    3,000,000          3,265,170
New Jersey Economic Development
 Authority Revenue
 Transportation Project
 Series A
 5.875%, due 5/1/14............    8,000,000          8,340,640
New Jersey State Turnpike
 Authority Revenue
 5.75%, due 1/1/16.............    4,000,000          4,104,480
                                                   ------------
                                                     15,710,290
                                                   ------------

NEW YORK (19.8%)
Metropolitan Transportation
 Authority New York Commuter
 Facilities Revenue, Series A
 5.625%, due 7/1/27............    9,500,000          9,249,295
 5.75%, due 7/1/21.............    1,000,000          1,000,350
Metropolitan Transportation
 New York Tax Free, Series A
 4.50%, due 4/1/18.............    5,000,000          4,228,450

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City General
 Obligation
 Series E
 5.875%, due 8/1/13............  $10,000,000       $ 10,277,700
 Series D
 6.00%, due 2/15/25 (c)........       95,000            100,374
 Series B
 7.00%, due 6/1/15.............       15,000             15,511
 7.00%, due 6/1/15 (c).........       75,000             77,876
 Series A
 7.75%, due 8/15/07-8/15/16
   (c).........................      165,000            173,191
 Series D
 8.00%, due 8/1/04 (c).........       25,000             26,316
 8.00%, due 8/1/04.............       30,000             31,464
 Series F
 8.20%, due 11/15/04 (c).......      105,000            111,722
New York City Industrial
 Development Agency Civic
 Facility Revenue Lighthouse
 International Project 4.50%,
 due 7/1/33....................    3,750,000          2,943,525
New York City Metropolitan
 Transportation Authority
 Control Series 7
 (zero coupon), due 7/1/14.....    3,930,000          1,780,487
New York State Dormitory
 Authority Lease Revenue
 Court Facilities
 5.75%, due 5/15/30............    2,750,000          2,728,440
New York State Dormitory
 Authority Revenue
 Cornell University
 Series C
 7.375%, due 5/15/10...........    6,000,000          6,758,640
 Series A
 7.375%, due 7/1/30............    2,880,000          2,937,830
 Series B
 7.50%, due 5/15/11............    4,250,000          4,875,983
 New York University
 Series A
 5.75%, due 7/1/27.............    2,500,000          2,527,475
 6.00%, due 7/1/18-7/1/19......    7,000,000          7,381,308
 Park Ridge Housing Income
   Project
 7.85%, due 2/1/29.............    1,400,000          1,416,968
 Rockefeller University
 4.75%, due 7/1/37.............      850,000            710,983
New York State Environmental
 Facilities Corp. Pollution
 Control Revenue, State Water
 Series A
 7.25%, due 6/15/10............      400,000            417,828
 7.50%, due 6/15/12............    3,050,000          3,118,656
 Series B
 7.50%, due 3/15/11............      700,000            708,589

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
NEW YORK (CONTINUED)
New York State Local Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14.....  $ 1,130,000       $    535,451
New York State Medical Care
 Facilities Finance
 Agency Revenue
 7.375%, due 8/15/19...........    1,580,000          1,614,697
 7.875%, due 8/15/20...........      450,000            460,742
New York State Thruway
 Authority Service Contract
 Revenue
 Local Highway & Bridge
 5.75%, due 4/1/16.............      100,000            100,393
Tobacco Settlement Asset
 Securitization Corp.
 Series 1, Plan Principal 2019
 6.25%, due 7/15/27............      250,000            251,750
Triborough Bridge & Tunnel
 Authority of New York
 General Purpose Revenue
 Series Y
 6.125%, due 1/1/21............      750,000            797,175
                                                   ------------
                                                     67,359,169
                                                   ------------

NORTH CAROLINA (2.7%)
North Carolina East Municipal
 Power Agency, Power System
 Revenue Series D
 6.75%, due 1/1/26.............    2,000,000          2,031,540
North Carolina Municipal Power
 Agency, Catawba Electric
 Revenue Series B
 6.50%, due 1/1/20.............    7,000,000          7,015,820
                                                   ------------
                                                      9,047,360
                                                   ------------

OHIO (0.6%)
Ohio State Air Quality
 Development Authority Revenue,
 Pollution Control, Cleveland
 Co. Project
 8.00%, due 12/1/13............    2,000,000          2,162,580
                                                   ------------

PENNSYLVANIA (2.2%)
Allegheny County Port Authority
 Special Revenue Transportation
 6.25%, due 3/1/16.............    3,750,000          3,985,875
 6.375%, due 3/1/15............    3,120,000          3,365,731
                                                   ------------
                                                      7,351,606
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA (0.8%)
Charleston County South
 Carolina Public Improvement
 6.125%, due 9/1/11............  $ 2,425,000       $  2,630,519
                                                   ------------
TEXAS (9.1%)
Austin Texas Water & Wastewater
 System Revenue
 5.75%, due 5/15/15............    2,900,000          2,980,040
Dallas Fort Worth Texas
 International
 Airport Facility Improvement
 Revenue
 Series A
 6.00%, due 11/1/28............    4,000,000          4,004,440
 American Airlines Inc.
 7.50%, due 11/1/25 (a)........    7,700,000          7,811,958
Frisco Texas Independent School
 District Capital Appreciation
 (zero coupon), due 8/15/27....    3,000,000            583,380
Goose Creek Texas Independent
 School District
 5.25%, due 8/15/18............    3,000,000          2,879,550
Houston Texas Water & Sewer
 Systems Revenue Participation
 Series C
 6.375%, due 12/1/17...........    1,150,000          1,197,875
 6.375%, due 12/1/17 (c).......       75,000             78,347
Matagorda County Navigation
 District 1, Pollution Control
 Revenue
 Central Power & Light Co.
 Project
 5.95%, due 5/1/30 (a).........    4,000,000          3,565,240
Pflugerville Texas
 General Obligation
 4.75%, due 8/1/24.............    5,625,000          4,788,956
Spring Texas Independent School
 District, Series A
 4.50%, due 8/15/21-8/15/22....    3,600,000          2,973,924
                                                   ------------
                                                     30,863,710
                                                   ------------

WASHINGTON (2.0%)
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15............    6,500,000          6,790,355
                                                   ------------

                                  PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------

WISCONSIN (2.4%)
Wisconsin State Health &
 Educational Facility Revenue,
 Kenosha Hospital Medical
 Center
 5.625%, due 5/15/29...........  $ 2,590,000       $  2,220,148
Wisconsin State, Series C
 5.75%, due 5/1/11.............    1,045,000          1,092,422
 6.00%, due 5/1/12.............    4,590,000          4,878,665
                                                   ------------
                                                      8,191,235
                                                   ------------

WEST VIRGINIA (0.3%)
Kanawha Mercer Nicholas County
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (c)...........................    2,230,000            916,552
                                                   ------------
Total Long-Term Municipal Bonds
 (Cost $350,549,103)...........                     340,014,681
                                                   ------------

SHORT-TERM MUNICIPAL BONDS (0.3%)

INDIANA (0.3%)
Jasper County Indiana Pollution
 Control
 Series B
 4.50%, due 6/1/13.............      500,000            500,000
 Series C
 4.50%, due 4/1/19.............      600,000            600,000
                                                   ------------
Total Short Term Municipal
 Bonds
 (Cost $1,100,000).............                       1,100,000
                                                   ------------
Total Investments
 (Cost $351,649,103) (d).......        100.8%       341,114,681(e)
Liabilities in Excess of
 Cash and Other Assets.........         (0.8)       (2,761,778)
                                       -----       ------------
Net Assets.....................        100.0%      $338,352,903
                                       =====       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                        CONTRACTS          UNREALIZED
                          SHORT         DEPRECIATION (f)
                       ---------------------------------

FUTURES CONTRACTS (0.0%)(g)

Municipal Bond
  September 2000
  (30 Year)..........        (104)        $  (163,218)
                                          ------------
Total Futures
 Contracts
 (Settlement Value
 $9,954,750).........                     $  (163,218)
                                          ============

-------
 (a) Interest on these securities is subject to alternative minimum tax.

 (b) Segregated or partially segregated as collateral for futures contracts.

 (c) Prerefunding Securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.

 (d) The cost stated also represents the aggregate cost for federal income tax purposes.

 (e) At June 30, 2000, net unrealized depreciation was $10,534,422, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,223,584 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,758,006.

 (f) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2000.

 (g) Less than one tenth of a percent.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $351,649,103).............................................       $341,114,681
Cash........................................................            327,208
Receivables:
  Investment securities sold................................          7,862,379
  Interest..................................................          5,400,052
  Fund shares sold..........................................            617,814
                                                                   ------------
        Total assets........................................        355,322,134
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         14,926,650
  MainStay Management.......................................            172,113
  Fund shares redeemed......................................            157,199
  Variation margin on futures contracts.....................            138,170
  NYLIFE Distributors.......................................            136,343
  Transfer agent............................................             62,627
  Custodian.................................................              3,104
  Trustees..................................................              2,102
Accrued expenses............................................             81,383
Dividend payable............................................          1,289,540
                                                                   ------------
        Total liabilities...................................         16,969,231
                                                                   ------------
Net assets..................................................       $338,352,903
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     14,128
  Class B...................................................            349,786
  Class C...................................................                635
Additional paid-in capital..................................        374,212,490
Accumulated undistributed net investment income.............            517,394
Accumulated net realized loss on investments................        (26,043,890)
Net unrealized depreciation on investments and futures
  contracts.................................................        (10,697,640)
                                                                   ------------
Net assets..................................................       $338,352,903
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 13,109,138
                                                                   ============
Shares of beneficial interest outstanding...................          1,412,773
                                                                   ============
Net asset value per share outstanding.......................       $       9.28
Maximum sales charge (4.50% of offering price)..............               0.44
                                                                   ------------
Maximum offering price per share outstanding................       $       9.72
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $324,654,284
                                                                   ============
Shares of beneficial interest outstanding...................         34,978,599
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.28
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    589,481
                                                                   ============
Shares of beneficial interest outstanding...................             63,512
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.28
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 10,810,140
                                                              ------------
Expenses:
  Management................................................     1,049,567
  Distribution--Class B.....................................       418,187
  Distribution--Class C.....................................           640
  Service--Class A..........................................        18,525
  Service--Class B..........................................       418,187
  Service--Class C..........................................           640
  Transfer agent............................................       180,633
  Recordkeeping.............................................        30,755
  Professional..............................................        25,818
  Shareholder communication.................................        25,627
  Registration..............................................        22,313
  Custodian.................................................        16,144
  Trustees..................................................         3,799
  Miscellaneous.............................................        17,142
                                                              ------------
    Total expenses..........................................     2,227,977
                                                              ------------
Net investment income.......................................     8,582,163
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................    (4,127,054)
  Futures transactions......................................       157,406
                                                              ------------
Net realized loss on investments............................    (3,969,648)
                                                              ------------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................    11,242,362
  Futures transactions......................................      (504,374)
                                                              ------------
Net unrealized gain on investments..........................    10,737,988
                                                              ------------
Net realized and unrealized gain on investments.............     6,768,340
                                                              ------------
Net increase in net assets resulting from operations........  $ 15,350,503
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $  8,582,163    $  19,419,682
  Net realized loss on investments..........................     (3,969,648)     (18,327,409)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     10,737,988      (32,668,330)
                                                               ------------    -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     15,350,503      (31,576,057)
                                                               ------------    -------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (356,306)        (892,182)
    Class B.................................................     (7,697,513)     (18,519,426)
    Class C.................................................        (12,064)          (6,960)
                                                               ------------    -------------
      Total dividends to shareholders.......................     (8,065,883)     (19,418,568)
                                                               ------------    -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     10,666,055       10,385,583
    Class B.................................................      5,727,559       24,705,772
    Class C.................................................         97,810          558,295
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        210,737          629,466
    Class B.................................................      4,176,809       11,863,292
    Class C.................................................          6,154            6,955
                                                               ------------    -------------
                                                                 20,885,124       48,149,363
Cost of shares redeemed:
    Class A.................................................    (11,751,538)     (12,858,688)
    Class B.................................................    (50,632,186)     (90,948,427)
    Class C.................................................        (15,771)         (57,995)
                                                               ------------    -------------
      Decrease in net assets derived from capital share
       transactions.........................................    (41,514,371)     (55,715,747)
                                                               ------------    -------------
      Net decrease in net assets............................    (34,229,751)    (106,710,372)
NET ASSETS:
Beginning of period.........................................    372,582,654      479,293,026
                                                               ------------    -------------
End of period...............................................   $338,352,903    $ 372,582,654
                                                               ============    =============
Accumulated undistributed net investment income at end of
  period....................................................   $    517,394    $       1,114
                                                               ============    =============

-------
  *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                        ------------------------------------------------------------
                                                        Six months
                                                          ended                  Year ended December 31,
                                                         June 30,     ----------------------------------------------
                                                          2000+        1999      1998      1997      1996      1995
                                                        ----------    -------   -------   -------   -------   ------
Net asset value at beginning of period................   $  9.08      $ 10.20   $ 10.19   $  9.84   $ 10.02   $ 9.20
                                                         -------      -------   -------   -------   -------   ------
Net investment income.................................      0.24         0.45      0.47      0.51      0.54     0.52
Net realized and unrealized gain (loss) on
  investments.........................................      0.18        (1.12)     0.03      0.35     (0.19)    0.83
                                                         -------      -------   -------   -------   -------   ------
Total from investment operations......................      0.42        (0.67)     0.50      0.86      0.35     1.35
                                                         -------      -------   -------   -------   -------   ------
Less dividends:
  From net investment income..........................     (0.22)       (0.45)    (0.48)    (0.51)    (0.53)   (0.53)
  In excess of net investment income..................        --           --     (0.01)       --        --       --
                                                         -------      -------   -------   -------   -------   ------
Total dividends.......................................     (0.22)       (0.45)    (0.49)    (0.51)    (0.53)   (0.53)
                                                         -------      -------   -------   -------   -------   ------
Net asset value at end of period......................   $  9.28      $  9.08   $ 10.20   $ 10.19   $  9.84   $10.02
                                                         =======      =======   =======   =======   =======   ======
Total investment return (a)...........................      4.72%       (6.75%)    4.98%     9.02%     3.63%   15.00%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.............................      5.15%++      4.62%     4.61%     5.14%      5.4%     5.5%
    Expenses..........................................      1.03%++      1.02%     1.02%     1.01%      1.0%     1.0%
Portfolio turnover rate...............................         9%         101%      116%      119%       95%     110%
Net assets at end of period (in 000's)................   $13,109      $13,676   $17,868   $13,017   $16,486   $9,752

-------
 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  Class B                                                  Class C
    -------------------------------------------------------------------   -----------------------------------------
    Six months                                                            Six months                  September 1*
      ended                      Year ended December 31,                    ended       Year ended       through
     June 30,      ----------------------------------------------------    June 30,    December 31,   December 31,
      2000+          1999       1998       1997       1996       1995       2000+          1999           1998
    ----------     --------   --------   --------   --------   --------   ----------   ------------   -------------
     $   9.09      $  10.21   $  10.19   $   9.84   $  10.03   $   9.20     $ 9.09        $10.21         $10.25
     --------      --------   --------   --------   --------   --------     ------        ------         ------
         0.22          0.43       0.45       0.49       0.51       0.51       0.22          0.43           0.15
         0.18         (1.12)      0.03       0.35      (0.19)      0.83       0.18         (1.12)         (0.04)
     --------      --------   --------   --------   --------   --------     ------        ------         ------
         0.40         (0.69)      0.48       0.84       0.32       1.34       0.40         (0.69)          0.11
     --------      --------   --------   --------   --------   --------     ------        ------         ------
        (0.21)        (0.43)     (0.45)     (0.49)     (0.51)     (0.51)     (0.21)        (0.43)         (0.15)
           --            --      (0.01)        --         --         --         --            --          (0.00)(b)
     --------      --------   --------   --------   --------   --------     ------        ------         ------
        (0.21)        (0.43)     (0.46)     (0.49)     (0.51)     (0.51)     (0.21)        (0.43)         (0.15)
     --------      --------   --------   --------   --------   --------     ------        ------         ------
     $   9.28      $   9.09   $  10.21   $  10.19   $   9.84   $  10.03     $ 9.28        $ 9.09         $10.21
     ========      ========   ========   ========   ========   ========     ======        ======         ======
         4.48%        (6.96%)     4.83%      8.80%      3.33%     14.86%      4.48%        (6.96%)         1.09%
         4.90%++       4.37%      4.36%      4.93%       5.2%       5.2%      4.90%++       4.37%          4.36%++
         1.28%++       1.27%      1.27%      1.22%       1.2%       1.2%      1.28%++       1.27%          1.27%++
            9%          101%       116%       119%        95%       110%         9%          101%           116%
     $324,654      $358,417   $461,420   $482,209   $496,231   $543,314     $  589        $  490         $    5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market

Notes to Financial Statements unaudited

where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable

MainStay Tax Free Bond Fund

income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Manager earned $1,049,567.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $222 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $158,600 and $124, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000, amounted to $180,633.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $3,649 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $30,755 for the six months ended June 30, 2000.

MainStay Tax Free Bond Fund

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for federal income tax purposes, capital loss carryforwards of $15,757,006, were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through 2007. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000,S)
                     -----------------                        -------
     2004...................................................  $ 3,721
     2007...................................................   12,036
                                                              -------
                                                              $15,757
                                                              =======

In addition, the Fund has elected, to the extent provided by the regulations, to treat $5,976,080 of qualifying capital losses that arose during the prior year as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $31,952 and $66,293, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           SIX MONTHS ENDED                             YEAR ENDED
                                            JUNE 30, 2000*                           DECEMBER 31, 1999
                                  -----------------------------------       -----------------------------------
                                  CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                  -------       -------       -------       -------       -------       -------
Shares sold.....................   1,167           624          11           1,058         2,492          59
Shares issued in reinvestment of
  dividends.....................      23           458          --(a)           65         1,224          --(a)
                                  ------        ------          --          ------        ------          --
                                   1,190         1,082          11           1,123         3,716          59
Shares redeemed.................  (1,284)       (5,543)         (2)         (1,369)       (9,486)         (6)
                                  ------        ------          --          ------        ------          --
Net increase (decrease).........     (94)       (4,461)          9            (246)       (5,770)         53
                                  ======        ======          ==          ======        ======          ==

-------
 *   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000. NYLIFE Distributors Inc. All rights reserved.  MST11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)

    Tax Free Bond Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Total Return
                                                              Fund versus S&P 500 Index and Inflation--
                                                              Class A, Class B, and Class C Shares             3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           31

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
Total Return Fund versus S&P 500
Index and Inflation

CLASS A SHARES Total Returns: 1 Year 7.50%, 5 Years 16.24%, 10 Years 13.95%
                              [PERFORMANCE GRAPH]

                                                  MAINSTAY TOTAL RETURN
                                                          FUND                   S&P 500 INDEX*             INFLATION (CPI)+
                                                  ---------------------          --------------             ----------------
12/89                                                    $ 9,450                      $10,000                      $10,000
12/90                                                      9,928                        9,690                       10,625
12/91                                                     13,595                       12,636                       10,942
12/92                                                     14,077                       13,597                       11,265
12/93                                                     15,555                       14,963                       11,574
12/94                                                     15,180                       15,160                       11,875
12/95                                                     19,531                       20,851                       12,184
12/96                                                     22,114                       25,634                       12,587
12/97                                                     26,147                       34,186                       12,801
12/98                                                     33,189                       43,956                       13,007
12/99                                                     38,651                       53,205                       13,356
6/00                                                      39,587                       52,981                       13,632

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 8.05%, 5 Years 16.65%, 10 Years 14.23% Class C Total Returns: 1 Year 12.05%, 5 Years 16.87%, 10 Years 14.23%
                              [PERFORMANCE GRAPH]

                                                  MAINSTAY TOTAL RETURN
                                                          FUND                   S&P 500 INDEX*             INFLATION (CPI)+
                                                  ---------------------          --------------             ----------------
12/89                                                    $10,000                      $10,000                      $10,000
12/90                                                     10,506                        9,690                       10,625
12/91                                                     14,376                       12,636                       10,942
12/92                                                     14,896                       13,597                       11,265
12/93                                                     16,460                       14,963                       11,574
12/94                                                     16,064                       15,160                       11,875
12/95                                                     20,555                       20,851                       12,184
12/96                                                     23,173                       25,634                       12,587
12/97                                                     27,262                       34,186                       12,801
12/98                                                     34,338                       43,956                       13,007
12/99                                                     39,695                       53,205                       13,356
6/00                                                      40,551                       52,981                       13,632

-------

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (12/29/87) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (12/29/87) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns assume the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The stock market's modest declines over the first half of 2000 masked the volatility most investors experienced along the way. Most technology and telecommunications stocks advanced rapidly in the first quarter, peaking in mid-March, only to drop precipitously in April and May before recovering strongly in June.

Early in the year, many investors feared that an aggressive Federal Reserve would derail the U.S. economy's extended growth, but by the end of the reporting period many observers believed that Fed tightening was starting to wind down. The six interest-rate hikes we've seen since late June 1999 have made definite impressions on the economy--with slower sales, weaker employment growth, and moderating consumer confidence.

While bond prices generally decline when interest rates rise, the government's decision to use a portion of its surplus to repurchase Treasury securities helped stabilize long-term bond prices during the first half of 2000.

The increases in short-term rates took their toll on the short end of the yield curve, but the Federal Reserve's decision to leave rates unchanged in June 2000 caused the prices of short-term debt securities to rise. Longer-term securities, on the other hand, reacted in the opposite manner, as many investors' appetite for risk increased. As corporate bonds and agency securities reached nearly record-wide yield spreads relative to Treasuries, many investors moved out of long-term Treasuries, seeking to profit as yield spreads narrowed.

PERFORMANCE REVIEW

For the six-month period ended June 30, 2000, MainStay Total Return Fund returned 2.42% for Class A shares and 2.16% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 1.34% return of the average Lipper(1) balanced fund. All share classes also outperformed the -0.42% return of the S&P 500 Index(2) for the first six months of 2000.

Better-than-market equity results and outstanding performance in the bond portion of the Fund's portfolio helped account for the Fund's outperforming its peers.

EQUITY RESULTS

In the equity portion of the Fund's portfolio, several technology stocks were among the Fund's best- and worst-performing holdings. Corning benefited from fiber optic demand, climbing more than 100% through the end of June. Other strong performers included EMC Corp., Intel, and Oracle. Weaker technology

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 3 for more information about the S&P 500 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                                  [BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/90                                                                             5.06
12/91                                                                            36.84
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            28.66
12/96                                                                            13.22
12/97                                                                            18.24
12/98                                                                            26.93
12/99                                                                            16.46
6/00                                                                              2.42

Past performance is no guarantee of future results. Return reflects the historical performance of the Class B shares through 12/94. See footnote * on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

                                  [BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/90                                                                             5.06
12/91                                                                            36.84
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            27.96
12/96                                                                            12.73
12/97                                                                            17.65
12/98                                                                            25.96
12/99                                                                            15.60
6/00                                                                              2.16

Past performance is no guarantee of future results. Class C share returns reflects the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

holdings included Motorola, Microsoft, and Compuware, all of which declined during the six-month period. A timely Compuware sale was positive for the Fund, as it produced a gain and the company has since missed earnings projections. The Fund remains overweighted in technology, given the sector's robust earnings outlook.

Health care stocks performed well during the six-month reporting period, with pharmaceuticals staging a strong comeback as the completion of the human genome project drew attention to the biotech sector. Schering-Plough, Merck, Genentech, and Amgen began the year largely overshadowed by technology stock advances, but were among the Fund's best-performing holdings during the second quarter.

We increased the Fund's exposure to this group with new purchases of Allergan, Baxter, Bristol Meyers, and IVAX, all of which contributed positively to the Fund's performance. Underweighting traditional pharmaceutical stocks detracted from the Fund's performance as the drug sector advanced from early March through the end of June.

Among financial stocks, AIG, Providian, and Citigroup recorded market-beating gains in the second quarter and were positive contributors to the Fund's performance. Year-to-date, however, the group has had a neutral impact on performance.

The Fund's overweighted position in consumer cyclical stocks hurt performance as the sector's fundamentals weakened. Circuit City and Home Depot were among the worst performers, but Kohl's advanced on a successful entry into the New York market. The Fund took some profits in each of these names and eliminated its holdings in Cendant, IMS Health, and Carnival Corp.

Among media stocks, Viacom gained 20% in the second-quarter, following its merger with CBS, and Time Warner outpaced the market on a pending merger with AOL. As "dot.com fever" waned and concerns over sustainable advertising revenues rose, Clear Channel and AMFM declined. We took some profits in this sector and eliminated the Fund's position in Comcast at a loss.

New equity purchases for the Fund included Cypress Semiconductor, Nokia, Tellabs, Enron, Applied Materials, Analog Devices, and Household International, among others. Significant equity sales included Global Crossing, Honeywell, Dollar General, Interpublic Group, Johnson & Johnson, America Online, and Cardinal Health.

BOND RESULTS

The bond portion of the Fund's portfolio benefited by shortening duration through April then starting to increase duration in May. During the first quarter of 2000, the Fund had little exposure to high-coupon, long-dated Treasuries, which tended to perform well as the government continued to repurchase bonds. Recognizing the potential in these securities, we increased the Fund's exposure to them in the second quarter of 2000, with a positive impact on performance.

The Fund's yield curve positioning did not materially impact performance during the reporting period. During the second quarter, we positioned the Fund with a bias for steepening, which hurt performance in April and May, but helped in June.

With Treasury securities outperforming in the early months of 2000, the Fund held practically no agency securities. This was consistent with general market sentiment until June, when the Federal Reserve's inaction triggered a sudden surge of activity in agency securities, which pushed prices higher and caused yield spreads to contract in the agency market. Unfortunately, the Fund was not positioned to take advantage of this market shift.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

For most of the first half of 2000, the Fund remained largely neutral in its weightings of collateralized securities. We did, however, decide to overweight the Fund in securities issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government,(3) versus those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. This positioning proved positive during the first five months of 2000, but detracted from performance in June when the market became less risk averse. Even so, the net impact for the six-month period was positive for the Fund. The Fund also purchased FNMA 8.5% coupon bonds, seeking to take advantage of what we perceived to be attractive pricing opportunities. The securities had a positive impact on the Fund's performance.

At the short end of the yield curve, the Fund is now overweighted in high-quality asset-backed securities and collateralized mortgage-backed securities, which are providing incremental yields of 75 to 100 basis points while helping to maintain the overall credit quality of the portfolio. The Fund's short-term securities also include floating-rate notes, which we purchased seeking to capture attractive yield spreads and rising interest rates while protecting principal.

CORPORATE BOND RESULTS

The first five months of 2000 were difficult for corporate bond investors. Corporate bonds faced an active Federal Reserve that was trying to quell inflation and, in the process, curb growth. Concurrently, the U.S. Treasury was buying back government bonds and curtailing new issuance, making the Treasury market more appealing to investors than corporate bonds. In reaction, we quickly turned defensive in the corporate bond portion of the Fund's portfolio. We reduced the Fund's position in longer-maturity bonds, added floating-rate notes, and looked for pockets of value. BP Amoco's acquisition of Vastar Resources, a company involved in the exploration and production of oil and gas, exemplified how an acquisition added value to the portfolio. In mid-May, when the price of corporate bonds fell to unprecedented levels, we began to reenter this sector, especially in longer maturities. This change added value as buyers of corporate debt reemerged in June and the market tone rapidly improved on the expectation that the Federal Reserve was finished with its tightening cycle.

-------

(3) While some securities in the Fund's portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Fund are not guaranteed and prices will fluctuate so that when shares are sold, they may be worth more or less than their original cost.

LOOKING AHEAD

The fundamental question facing both the stock and bond markets will be whether an economic slowdown can be sustained. If economic activity accelerates, we may see another Federal Reserve tightening move, which would most likely be negative for both stocks and long-term bonds. But even if the economy continues to slow, we don't anticipate Federal Reserve easing over the near term.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Edmund C. Spelman
Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                              SINCE INCEPTION
                       1 YEAR       5 YEARS      10 YEARS     THROUGH 6/30/00
    Class A            13.76%        17.56%       14.60%           14.10%
    Class B            13.05%        16.87%       14.23%           13.81%
    Class C            13.05%        16.87%       14.23%           13.81%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                              SINCE INCEPTION
                       1 YEAR       5 YEARS      10 YEARS     THROUGH 06/30/00
    Class A            7.50%         16.24%       13.95%           13.59%
    Class B            8.05%         16.65%       14.23%           13.81%
    Class C            12.05%        16.87%       14.23%           13.81%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                                    SINCE INCEPTION
                       1 YEAR         5 YEARS       10 YEARS        THROUGH 6/30/00
    Class A          49  out of     22  out of         n/a            21  out of
                    461  funds     237  funds                        215  funds
    Class B          52  out of     31  out of      3  out of          5  out of
                    461  funds     237  funds      64  funds          48  funds
    Class C          52  out of         n/a            n/a            41  out of
                    461  funds                                       411  funds
    Average Lipper
    balanced fund       4.43%         13.40%         11.79%             12.04%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $27.71      $0.1803      $0.0000
    Class B     $27.74      $0.0777      $0.0000
    Class C     $27.74      $0.0777      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

 Class A shares are sold with a maximum initial sales charge of 5.5%.
  Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 12/29/87 through 6/30/00.

MainStay Total Return Fund

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
LONG-TERM BONDS (30.7%)+
ASSET-BACKED SECURITIES (3.7%)

AIRLINES (0.4%)
America West Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1 Class C
 6.86%, due 7/2/04............  $ 2,843,285      $    2,775,728
Atlas Air, Inc.
 Pass-Through Certificates
 Series 1999-1C
 8.77%, due 1/2/11............      722,531             713,673
 Series 2000-1 Class C
 9.702%, due 1/2/10 (c).......    4,365,000           4,378,051
Northwest Airlines Inc.
 Series 1999-3 Class B
 9.485%, due 4/1/15...........      420,000             415,057
                                                 --------------
                                                      8,282,509
                                                 --------------
AIRPLANE LEASES (0.6%)
AerCo Ltd.
 Series 1X Class A1
 6.8413%, 7/15/23 (f).........    3,520,000           3,519,296
Morgan Stanley Aircraft
 Finance
 Series 1 Class A3
 7.1713%, due 3/15/02
 (c)(f).......................    6,850,000           6,856,850
                                                 --------------
                                                     10,376,146
                                                 --------------
AUTO LEASES (0.7%)
Capital Auto Receivables Asset
 Trust
 Series 2000-1 Class A2
 6.81%, due 4/15/01...........    4,520,000           4,510,146
Ford Credit Auto Owner Trust
 Series 2000-B Class A3
 6.97%, due 4/15/03...........    4,260,000           4,250,585
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02...........    4,860,000           4,799,736
                                                 --------------
                                                     13,560,467
                                                 --------------
AUTOMOBILES (0.3%)
DaimlerChrysler Auto Trust
 Series 2000-B Class A3
 7.53%, due 5/10/04...........    5,705,000           5,738,431
                                                 --------------
CONSUMER SERVICES (0.3%)
Arran One Ltd.
 Series 2000-A Class B
 7.15%, due 3/15/03 (f).......    4,650,000           4,649,070
                                                 --------------
---------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------

ELECTRIC POWER COMPANIES (0.7%)
Boston Edison Corp.
 Series 1999-1 Class A2
 6.45%, due 9/15/05...........  $ 4,520,000      $    4,442,618
PECO Energy Transition Trust
 Series 2000-A Class A2
 7.30%, due 9/1/02............    3,395,000           3,396,052
West Penn Funding L.L.C.
 Series 1999-A Class A4
 6.98%, due 6/25/08...........    5,220,000           5,083,497
                                                 --------------
                                                     12,922,167
                                                 --------------
EQUIPMENT LOANS (0.5%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05...........    4,705,000           4,572,648
 Series 2000-A Class B
 7.32%, due 2/15/07...........    4,579,296           4,559,376
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02..........    1,142,282           1,127,923
                                                 --------------
                                                     10,259,947
                                                 --------------
LEISURE TIME (0.2%)
Harley Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1
 Class A2
 5.52%, due 2/15/05...........    3,600,000           3,502,044
                                                 --------------
Total Asset-Backed Securities
 (Cost $66,437,976)...........                       69,290,781
                                                 --------------

CORPORATE BONDS (6.8%)
BANKS--MAJOR REGIONAL (0.2%)
Wells Fargo Co.
 7.20%, due 5/1/03............    3,135,000           3,124,247
                                                 --------------

BANKS--MONEY CENTER (0.3%)
Chase Manhattan Corp.
 7.875%, due 6/15/10..........    1,890,000           1,890,888
First Union National Bank
 7.875%, due 2/15/10..........    2,820,000           2,778,377
                                                 --------------
                                                      4,669,265
                                                 --------------
BEVERAGES--ALCOHOLIC (0.0%) (b)
Canandaigua Brands, Inc.
 8.625%, due 8/1/06...........      695,000             686,313
                                                 --------------

BROADCAST/MEDIA (0.3%)
Turner Broadcasting Systems
 Inc.
 8.375%, due 7/1/13...........    5,614,000           5,742,392
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited


                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

CABLE TV (0.0%) (b)
CSC Holdings, Inc.
 7.625%, due 7/15/18..........  $   530,000      $      475,358
                                                 --------------

CHEMICALS (0.0%) (b)
Georgia Gulf Corp.
 10.375%, due 11/1/07.........      265,000             275,600
Sterling Chemicals Inc.
 Series B
 12.375%, due 7/15/06.........      260,000             263,900
                                                 --------------
                                                        539,500
                                                 --------------
COMMERCIAL SERVICE SPECIALIZED (0.1%)
Hertz Corp.
 8.25%, due 6/1/05............    2,145,000           2,185,798
                                                 --------------
COMPUTER SYSTEMS (0.0%) (b)
Unisys Corp.
 11.75%, due 10/15/04.........      760,000             809,400
                                                 --------------
CONSUMER FINANCE (0.4%)
Ford Motor Credit Corp.
 7.375%, due 10/28/09.........    5,470,000           5,297,257
General Motors Acceptance
 Corp.
 6.85%, due 6/17/04...........    2,635,000           2,576,977
                                                 --------------
                                                      7,874,234
                                                 --------------
ELECTRIC POWER COMPANIES (0.4%)
AES Eastern Energy Corp.
 9.00%, due 1/2/17............      855,000             832,360
CMS Energy & Atlantic Methanol
 Capital Co.
 10.875%, due 12/15/04 (c)....      700,000             691,250
ESI Tractebel Acquisition
 Corp.
 7.99%, due 12/30/11..........      800,000             708,264
National Rural Utilities
 Cooperative Finance Corp.
 7.375%, due 2/10/03..........    4,785,000           4,800,982
PSEG Energy Holdings, Inc.
 10.00%, due 10/1/09 (c)......      580,000             608,646
Western Resources, Inc.
 6.875%, due 8/1/04...........      320,000             280,653
                                                 --------------
                                                      7,922,155
                                                 --------------
ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co.
 7.875%, due 6/1/05...........    5,400,000           5,551,578
                                                 --------------

ELECTRONICS COMPONENTS (0.0%) (b)
Flextronics International Ltd.
 9.875%, due 7/1/10 (c).......      400,000             403,000
                                                 --------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------

ENERGY SOURCES (0.0%) (b)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........  $   700,000      $      691,250
                                                 --------------

FINANCE (0.3%)
General Electric Capital Corp.
 7.00%, due 2/3/03............    5,505,000           5,475,658
                                                 --------------

FINANCIAL--MISCELLANEOUS (0.4%)
Morgan Stanley Dean Witter &
 Co
 7.375%, due 4/15/03..........    6,560,000           6,556,982
                                                 --------------

FINANCIAL SERVICES (0.2%)
Sears Roebuck Acceptance Corp.
 Medium-Term Note
 Series IV
 6.36%, due 12/4/01...........    3,500,000           3,445,785
                                                 --------------

FOOD (0.0%) (b)
Smithfield Foods Inc.
 7.625%, due 2/15/08..........      305,000             272,975
                                                 --------------

FOREIGN GOVERNMENTS (0.4%)
United Mexican States
 9.875%, due 2/1/10...........    6,950,000           7,245,375
                                                 --------------

HEALTHCARE--HOSPITAL MANAGEMENT (0.1%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95..........      935,000             703,561
Tenet Health Care Corp.
 8.00%, due 1/15/05...........      595,000             571,200
                                                 --------------
                                                      1,274,761
                                                 --------------
HOMEBUILDING (0.0%) (b)
Standard Pacific Corp.
 8.50%, due 4/1/09............      425,000             382,500
                                                 --------------

HOTEL/MOTEL (0.1%)
Felcor Suites L.P.
 7.625%, due 10/1/07..........      600,000             521,379
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........      495,000             417,080
                                                 --------------
                                                        938,459
                                                 --------------
INDUSTRIAL COMPONENTS (0.3%)
Tenaska Georgia Partners L.P.
 9.50%, due 2/1/30 (c)........    4,505,000           4,566,133
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund



                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

INSURANCE--MULTI-LINE (0.0%) (b)
Willis Corroon Group PLC
 9.00%, due 2/1/09............  $   590,000      $      495,600
                                                 --------------
INVESTMENT BANK/BROKERAGE (0.5%)
Donaldson, Lufkin & Jenrette
 Inc.
 6.50%, due 6/1/08............    4,110,000           3,714,084
Labranche & Co. Inc.
 9.50%, due 8/15/04...........      555,000             532,800
Lehman Brothers Holding Inc.
 8.25%, due 6/15/07...........    5,365,000           5,365,644
                                                 --------------
                                                      9,612,528
                                                 --------------
LEISURE TIME (0.0%) (b)
Park Place Entertainment Corp.
 9.375%, due 2/15/07..........      500,000             500,000
                                                 --------------

MACHINERY--DIVERSIFIED (0.1%)
Deere & Co.
 8.10%, due 5/15/30...........    2,590,000           2,613,543
                                                 --------------

MANUFACTURING--DIVERSIFIED (0.0%) (b)
Mark IV Industries, Inc.
 7.50%, due 9/1/07............      465,000             355,807
                                                 --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.0%) (b)
Ocean Energy Inc.
 8.375%, due 7/1/08...........      590,000             572,300
                                                 --------------

OIL & GAS--WELL EQUIPMENT SERVICES (0.1%)
R & B Falcon Corp.
 Series B
 6.95%, due 4/15/08...........    1,025,000             876,375
RBF Finance Co.
 11.375%, due 3/15/09.........      150,000             162,750
                                                 --------------
                                                      1,039,125
                                                 --------------
PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot Inc.
 8.375%, due 6/1/13...........    1,300,000           1,183,000
                                                 --------------

PUBLISHING--NEWSPAPERS (0.0%) (b)
Hollinger International
 Publishing Inc.
 9.25%, due 3/15/07...........      705,000             694,425
                                                 --------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
REAL ESTATE (0.3%)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07...........  $   850,000      $      689,042
United Dominion Realty Trust
 8.625%, due 3/15/03..........    4,930,000           4,938,036
                                                 --------------
                                                      5,627,078
                                                 --------------
REAL ESTATE INVESTMENT TRUST (0.5%)
American Health Properties,
 Inc.
 7.05%, due 1/15/02...........    8,590,000           8,376,367
GS Escrow Corp.
 7.125%, due 8/1/05...........      300,000             267,747
Hospitality Properties Trust
 7.00%, due 3/1/08............      475,000             411,194
                                                 --------------
                                                      9,055,308
                                                 --------------
RESIDENTIAL MORTGAGE LOAN (0.3%)
Abbey National PLC
 7.95%, due 10/26/29..........    5,935,000           5,868,765
                                                 --------------

RETAIL STORES--DEPARTMENT (0.1%)
May Department Stores Co.
 8.75%, due 5/15/29...........    1,470,000           1,577,854
                                                 --------------

RETAIL STORES--GENERAL MERCHANDISE (0.2%)
Kmart Corp.
 7.95%, due 2/1/03............      165,000             130,384
 8.375%, due 7/1/22...........      500,000             416,846
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09..........    2,150,000           2,101,389
                                                 --------------
                                                      2,648,619
                                                 --------------
SHIPPING (0.1%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06..........    1,455,000           1,433,175
                                                 --------------

TELECOMMUNICATIONS (0.1%)
Price Communications Wireless
 Inc.
 Series B
 9.125%, due 12/15/06.........      855,000             863,550
Williams Communications Group
 Inc.
 10.875%, due 10/1/09.........      420,000             410,550
                                                 --------------
                                                      1,274,100
                                                 --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%)
Mastec Inc.
 7.75%, due 2/1/08............      145,000             133,400
                                                 --------------

TELECOMMUNICATIONS--LONG DISTANCE (0.3%)
WorldCom, Inc.
 8.25%, due 5/15/10...........    5,400,000           5,535,432
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

TELEPHONE (0.3%)
Deutsche Telekom International
 Finance BV
 8.25%, due 6/15/30...........  $ 4,920,000      $    4,996,654
                                                 --------------
TOBACCO (0.0%) (b)
Standard Commercial Tobacco
 Corp.
 8.875%, due 8/1/05...........      525,000             420,000
                                                 --------------
Total Corporate Bonds
 (Cost $130,888,460)..........                      126,469,831
                                                 --------------

MORTGAGE-BACKED SECURITIES (1.0%)
COMMERCIAL MORTGAGE LOANS
  (COLLATERIZED MORTGAGE OBLIGATIONS) (1.0%)
GMAC Commercial Mortgage
 Securities Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35...........    2,345,000           2,194,686
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 6.985%, due 6/15/21 (f)......    2,906,124           2,863,752
Salomon Brothers Mortgage
 Securities VII
 Series 2000-C1 Class A
 6.9413% due 4/5/01 (c)(f)....    5,006,873           5,008,375
 Series 2000-C1 Class A
 7.46%, due 11/18/08..........    4,510,000           4,515,367
Starwood Asset Receivables
 Trust
 Series 2000-1 Class A
 6.9513%, due 9/25/22
 (c)(f).......................    3,715,422           3,718,395
                                                 --------------
Total Mortgage-Backed
 Securities
 (Cost $18,336,080)...........                       18,300,575
                                                 --------------

U.S. GOVERNMENT & FEDERAL AGENCIES (17.9%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.1%)
 5.125%, due 2/13/04 (g)......   22,420,000          21,070,764
                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (4.9%)
 6.50%, due 12/1/27-4/1/29
 (e)..........................   26,848,559          25,345,937
 7.50%, due 10/1/29 (e).......   27,605,399          27,208,709
 7.50%, due 7/17/30 TBA (d)...   33,860,000          33,373,432
 8.50%, due 7/17/30 TBA (d)...    4,960,000           5,053,000
                                                 --------------
                                                     90,981,078
                                                 --------------

                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (4.8%)
 6.50%, due 7/15/28-5/15/29
 (e)..........................  $54,459,589      $   51,736,609
 6.50%, due 8/23/30 TBA (d)...    5,995,000           5,687,756
 7.00%, due 7/24/30 TBA (d)...   19,730,000          19,175,192
 7.50%, due
 12/15/23-11/15/28............   11,864,660          11,789,659
                                                 --------------
                                                     88,389,216
                                                 --------------
UNITED STATES TREASURY BONDS (5.0%)
 6.00%, due 2/15/26 (g).......      475,000             465,130
 6.25%, due 8/15/23-5/15/30
 (g)..........................   39,640,000          40,489,471
 8.75%, due 8/15/20 (g).......    7,935,000          10,201,395
 8.875%, due 8/15/17 (g)......    3,450,000           4,397,681
 10.375%, due 11/15/09........    3,380,000           3,870,641
 11.25%, due 2/15/15 (g)......   13,995,000          20,598,821
 11.625%, due 11/15/02 (g)....    4,100,000           4,551,000
 12.00%, due 8/15/13 (g)......    6,110,000           8,248,500
                                                 --------------
                                                     92,822,639
                                                 --------------
UNITED STATES TREASURY NOTES (2.1%)
 4.75%, due 11/15/08..........    2,385,000           2,165,866
 5.25%, due 8/15/03 (g).......    4,135,000           4,008,345
 5.875%, due 11/30/01 (g).....   17,265,000          17,124,636
 6.25%, due 2/28/02...........       45,000              44,845
 7.00%, due 7/15/06 (g).......   14,550,000          15,072,782
                                                 --------------
                                                     38,416,474
                                                 --------------
Total U.S. Government &
 Federal Agencies
 (Cost $331,957,497)..........                      331,680,171
                                                 --------------

YANKEE BONDS (1.3%)
BANKS--MONEY CENTER (0.1%)
Barclays Bank PLC
 7.40%, due 12/15/09..........    2,360,000           2,299,560
                                                 --------------

BROADCAST/MEDIA (0.0%) (b)
Rogers Communications, Inc.
 8.875%, due 7/15/07..........      545,000             534,100
                                                 --------------

CABLE TV (0.0%) (b)
Rogers Cablesystem, Ltd.
 10.125%, due 9/1/12..........      240,000             245,400
                                                 --------------

ENTERTAINMENT (0.0%) (b)
Imax Corp.
 7.875%, due 12/1/05..........      450,000             407,250
                                                 --------------

FINANCIAL--DIVERSIFIED (0.0%) (b)
Tembec Finance Corp.
 9.875%, due 9/30/05..........      335,000             336,675
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund



                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
YANKEE BONDS (CONTINUED)

GOLD & PRECIOUS METAL MINING (0.1%)
Great Central Mines, Ltd.
 8.875%, due 4/1/08...........  $   910,000      $      737,100
                                                 --------------
MANUFACTURING--DIVERSIFIED (0.3%)
Tyco International Ltd.
 6.25%, due 6/15/03...........    6,185,000           5,901,047
                                                 --------------

METALS--MISCELLANEOUS (0.0%) (b)
Glencore Nickel Property Ltd.
 9.00%, due 12/1/14...........      505,000             419,150
                                                 --------------
OIL--INTEGRATED DOMESTIC (0.0%) (b)
Husky Oil, Ltd.
 8.90%, due 8/15/28 (f).......       85,000              79,975
                                                 --------------
OIL & GAS--WELL EQUIPMENT SERVICES (0.4%)
Petroleum Geo-Services ASA
 7.245%, due 3/20/02 (f)......    6,350,000           6,343,015
                                                 --------------
TELECOMMUNICATIONS (0.3%)
British Telecommunications PLC
 6.6238%, due 2/27/01 (f).....    5,425,000           5,424,458
                                                 --------------
TRANSPORTATION--SHIPPING (0.1%)
Sea Containers Ltd.
 7.875%, due 2/15/08..........      210,000             132,300
 10.75%, due 10/15/06.........      650,000             487,500
Stena AB
 10.50%, due 12/15/05.........      550,000             539,000
                                                 --------------
                                                      1,158,800
                                                 --------------
Total Yankee Bonds
 (Cost $24,302,090)...........                       23,886,530
                                                 --------------
Total Long-Term Bonds
 (Cost $571,922,103)..........                      569,627,888
                                                 --------------
                                  SHARES
                                -----------
COMMON STOCKS (68.5%)

BIOTECHNOLOGY (1.0%)
Genentech, Inc. (a)(g)........      105,000          18,060,000
                                                 --------------

                                  SHARES             VALUE
---------------------------------------------------------------
BROADCAST/MEDIA (2.7%)
AMFM Inc. (a).................      252,000      $   17,388,000
Clear Channel
 Communications, Inc. (a).....      176,400          13,230,000
USA Networks, Inc. (a)........      477,600          10,328,100
Univision Communications Inc.
 Class A (a)..................       80,000           8,280,000
                                                 --------------
                                                     49,226,100
                                                 --------------
COMMUNICATIONS--EQUIPMENT (9.3%)
Cisco Systems, Inc. (a).......      751,500          47,767,219
Corning Inc. .................      231,100          62,368,112
JDS Uniphase Corp. (a)(g).....      106,000          12,706,750
Lucent Technologies Inc. .....      249,500          14,782,875
Nokia Corp. ..................      235,600          11,765,275
Tellabs, Inc (a)..............      322,900          22,098,469
                                                 --------------
                                                    171,488,700
                                                 --------------
COMPUTER SOFTWARE & SERVICES (4.4%)
First Data Corp. .............      110,600           5,488,525
Microsoft Corp. (a)...........      405,000          32,400,000
Oracle Corp. (a)..............      528,850          44,456,453
                                                 --------------
                                                     82,344,978
                                                 --------------
COMPUTER SYSTEMS (5.2%)
EMC Corp. (a).................      666,400          51,271,150
Sun Microsystems, Inc. (a)....      501,500          45,605,156
                                                 --------------
                                                     96,876,306
                                                 --------------
ELECTRICAL EQUIPMENT (1.3%)
General Electric Co. .........      433,800          22,991,400
                                                 --------------

ELECTRONICS--COMPONENTS (0.5%)
Cypress Semiconductor Corp.
 (a)..........................      198,800           8,399,300
                                                 --------------

ELECTRONICS--SEMICONDUCTORS (7.5%)
Analog Devices, Inc. (a)......      152,800          11,612,800
Applied Materials Inc. (a)....      135,000          12,234,375
Intel Corp. ..................      378,200          50,560,613
Motorola, Inc. ...............      682,200          19,826,438
Texas Instruments Inc. .......      657,200          45,141,425
                                                 --------------
                                                    139,375,651
                                                 --------------
ENTERTAINMENT (3.0%)
Time Warner Inc. (g)..........      309,800          23,544,800
Viacom Inc.
 Class B (a)(g)...............      477,399          32,552,644
                                                 --------------
                                                     56,097,444
                                                 --------------
FINANCIAL--MISCELLANEOUS (1.9%)
Citigroup Inc. ...............      593,095          35,733,974
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  SHARES             VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE--DIVERSIFIED (0.9%)
Allergan, Inc. ...............       47,300      $    3,523,850
Bristol-Myers Squibb Co. .....      217,200          12,651,900
                                                 --------------
                                                     16,175,750
                                                 --------------
HEALTH CARE--DRUGS (3.4%)
Andrx Corp. (a)...............       70,000           4,474,533
Ivax Corp. (a)................      159,100           6,602,650
Merck & Co., Inc. ............      352,600          27,017,975
Schering-Plough Corp. ........      495,300          25,012,650
                                                 --------------
                                                     63,107,808
                                                 --------------
HEALTH CARE--MEDICAL PRODUCTS (3.0%)
Baxter International Inc.
 (a)..........................      185,000          13,007,812
Guidant Corp. (a)(g)..........      316,500          15,666,750
Medtronic, Inc. ..............      557,200          27,755,525
                                                 --------------
                                                     56,430,087
                                                 --------------
HEALTH CARE--MISCELLANEOUS (1.8%)
Amgen Inc. (a)................      338,700          23,793,675
Medimmune, Inc. (a)...........      129,000           9,546,000
                                                 --------------
                                                     33,339,675
                                                 --------------
HOUSEHOLD PRODUCTS (1.5%)
Colgate-Palmolive Co. ........      476,800          28,548,400
                                                 --------------

INSURANCE BROKERS (0.8%)
Marsh & Mclennan Cos.,
 Inc. ........................      134,500          14,046,844
                                                 --------------
INSURANCE--MULTI-LINE (1.4%)
American International Group,
 Inc. ........................      228,020          26,792,350
                                                 --------------
INVESTMENT BANK/BROKERAGE (0.7%)
Goldman Sachs Group Inc. .....      128,800          12,219,900
                                                 --------------

LEISURE TIME (1.8%)
Harley-Davidson, Inc. ........      869,700          33,483,450
                                                 --------------

MANUFACTURING--DIVERSIFIED (2.1%)
Tyco International Ltd. ......      814,349          38,579,788
                                                 --------------

MISCELLANEOUS (1.9%)
AES Corp. (a).................      761,400          34,738,875
                                                 --------------

                                  SHARES             VALUE
---------------------------------------------------------------

NATURAL GAS DISTRIBUTORS & PIPELINES (1.0%)
Enron Corp. ..................      295,500      $   19,059,750
                                                 --------------

PERSONAL LOANS (1.5%)
Household International,
 Inc. ........................      190,900           7,934,281
Providian Financial Corp. ....      217,850          19,606,500
                                                 --------------
                                                     27,540,781
                                                 --------------
RETAIL STORES--DEPARTMENT (2.1%)
Kohl's Corp. (a)..............      716,900          39,877,562
                                                 --------------

RETAIL STORES--SPECIALTY (3.9%)
Bed Bath & Beyond, Inc. (a)...      396,000          14,355,000
Circuit City Stores--Circuit
 City Group...................      475,900          15,793,931
CVS Corp. ....................      252,700          10,108,000
Home Depot, Inc. (The)........      465,350          23,238,416
Staples, Inc. (a).............      609,000           9,363,375
                                                 --------------
                                                     72,858,722
                                                 --------------
SPECIALIZED SERVICES (0.8%)
Omnicom Group, Inc. ..........      174,800          15,568,125
                                                 --------------

TELECOMMUNICATIONS--LONG DISTANCE (1.6%)
WorldCom, Inc. (a) ...........      667,092          30,602,846
                                                 --------------

TELECOMMUNICATIONS SERVICES (0.5%)
Nextel Communications, Inc.
 Class A (a)(g)...............      144,000           8,811,000
                                                 --------------

TELEPHONE (1.0%)
Alltel Corp. .................      301,100          18,649,381
                                                 --------------
Total Common Stocks
 (Cost $681,098,660)..........                    1,271,024,947
                                                 --------------
PREFERRED STOCK (0.0%) (b)

PAPER & FOREST PRODUCTS (0.0%) (b)
Paperboard Industries
 International, Inc.
 5.00%, Series A (c)(h)(i)....       40,000             622,595
                                                 --------------
Total Preferred Stock
 (Cost $665,691)..............                          622,595
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund



                                 PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.8%)

COMMERCIAL PAPER (3.8%)
Associates Corp. of North
 America
 6.53% due 7/19/20 (e)........  $10,000,000      $    9,967,278
Chevron USA Inc.
 6.75% due 7/6/00.............   12,000,000          11,988,746
Ford Motor Credit Corp.
 6.64% due 7/10/00............    5,870,000           5,860,254
Goldman Sachs Group L.P.
 6.54% due 7/25/00 (e)........    9,285,000           9,244,429
 6.95% due 7/3/00.............    7,165,000           7,162,233
Lloyds TSB Bank PLC
 6.51% due 7/12/00............    5,000,000           4,990,020
Prudential Funding Corp.
 6.54% due 7/6/00.............    8,375,000           8,367,372
Salomon Smith Barney Inc. (e)
 6.54% due 7/21/00............    7,200,000           7,173,764
Societe Generale N.A. Inc.
 6.48% due 7/5/00.............    6,000,000           5,995,627
                                                 --------------
Total Short-Term Investments
 (Cost $70,749,723)...........                       70,749,723
                                                 --------------
Total Investments
 (Cost $1,324,436,177) (j)....        103.0%      1,912,025,153(k)
Liabilities in Excess of
 Cash and Other Assets........         (3.0)        (56,035,823)
                                       ----         -----------
Net Assets....................        100.0%     $1,855,989,330
                                       ====         ===========

-------
(a) Non-income producing securities.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e) Segregated as collateral for TBA.
(f) Floating rate. Rate shown is the rate in effect at June 30, 2000.
(g) Represent securities out on loan or a portion which is out on loan. (See
    Note 2)
(h) Restricted Security.
(i) Canadian Security.
(j) The cost for federal income tax purposes is $1,324,583,814.
(k) At June 30, 2000 net unrealized appreciation was $587,441,339 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $608,413,224 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $20,971,885.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,324,436,177)...........................................       $1,912,025,153
Collateral held for securities loaned, at value (Note 2)....          187,057,506
Cash........................................................                8,336
Receivables:
  Investment securities sold................................           22,456,871
  Dividends and interest....................................            7,874,012
  Fund shares sold..........................................              950,054
                                                                   --------------
      Total assets..........................................        2,130,371,932
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          187,057,506
Payables:
  Investment securities purchased...........................           79,880,194
  NYLIFE Distributors.......................................            1,384,160
  Fund shares redeemed......................................            1,296,873
  MainStay Management.......................................              938,738
  Transfer agent............................................              618,041
  Custodian.................................................               18,141
  Trustees..................................................               12,775
Accrued expenses............................................              234,283
Dividend payable............................................            2,941,891
                                                                   --------------
      Total liabilities.....................................          274,382,602
                                                                   --------------
Net assets..................................................       $1,855,989,330
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       74,225
  Class B...................................................              591,653
  Class C...................................................                3,209
Additional paid-in capital..................................        1,090,690,994
Accumulated undistributed net investment income.............              186,928
Accumulated undistributed net realized gain on
  investments...............................................          176,853,345
Net unrealized appreciation on investments..................          587,588,976
                                                                   --------------
Net assets..................................................       $1,855,989,330
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  205,712,443
                                                                   ==============
Shares of beneficial interest outstanding...................            7,422,475
                                                                   ==============
Net asset value per share outstanding.......................       $        27.71
Maximum sales charge (5.50% of offering price)..............                 1.61
                                                                   --------------
Maximum offering price per share outstanding................       $        29.32
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,641,374,039
                                                                   ==============
Shares of beneficial interest outstanding...................           59,165,276
                                                                   ==============
Net asset value and offering price per share outstanding....       $        27.74
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    8,902,848
                                                                   ==============
Shares of beneficial interest outstanding...................              320,939
                                                                   ==============
Net asset value and offering price per share outstanding....       $        27.74
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends(a)..............................................  $  2,275,274
  Interest..................................................    20,125,925
                                                              ------------
    Total income............................................    22,401,199
                                                              ------------
Expenses:
  Distribution--Class B.....................................     6,096,908
  Distribution--Class C.....................................        27,006
  Management................................................     5,850,484
  Service--Class A..........................................       244,259
  Service--Class B..........................................     2,032,082
  Service--Class C..........................................         9,004
  Transfer agent............................................     1,908,919
  Shareholder communication.................................       126,446
  Recordkeeping.............................................       104,675
  Custodian.................................................        96,991
  Professional..............................................        61,731
  Registration..............................................        37,653
  Trustees..................................................        23,556
  Miscellaneous.............................................        42,337
                                                              ------------
    Total expenses before waiver............................    16,662,051
Fees waived by Manager......................................      (266,202)
                                                              ------------
    Net expenses............................................    16,395,849
                                                              ------------
Net investment income.......................................     6,005,350
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    63,384,102
Net change in unrealized appreciation on investments........   (29,383,979)
                                                              ------------
Net realized and unrealized gain on investments.............    34,000,123
                                                              ------------
Net increase in net assets resulting from operations........  $ 40,005,473
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $8,224.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2000*        1999
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   6,005,350    $   11,215,815
  Net realized gain on investments..........................     63,384,102       198,124,218
  Net change in unrealized appreciation on investments......    (29,383,979)       49,685,919
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     40,005,473       259,025,952
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (1,318,556)       (2,404,941)
    Class B.................................................     (4,633,584)       (9,024,586)
    Class C.................................................        (23,000)          (19,421)
  From net realized gain on investments:
    Class A.................................................             --        (9,937,902)
    Class B.................................................             --       (83,382,941)
    Class C.................................................             --          (272,715)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....     (5,975,140)     (105,042,506)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     38,242,848        98,922,959
    Class B.................................................     84,656,234       213,637,189
    Class C.................................................      3,553,371         5,073,946
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        653,755        11,519,078
    Class B.................................................      2,303,693        90,140,205
    Class C.................................................         10,143           282,440
                                                              --------------   --------------
                                                                129,420,044       419,575,817
  Cost of shares redeemed:
    Class A.................................................    (41,238,465)      (75,111,077)
    Class B.................................................   (153,990,919)     (245,152,405)
    Class C.................................................       (430,591)         (465,342)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (66,239,931)       98,846,993
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (32,209,598)      252,830,439
NET ASSETS:
Beginning of period.........................................  1,888,198,928     1,635,368,489
                                                              --------------   --------------
End of period...............................................  $1,855,989,330   $1,888,198,928
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  period....................................................  $     186,928    $      156,718
                                                              ==============   ==============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                      --------------------------------------------------------------------
                                                      Six months
                                                        ended                      Year ended December 31,
                                                       June 30,     ------------------------------------------------------
                                                        2000+         1999        1998        1997       1996       1995
                                                      ----------    --------    --------    --------    -------    -------
Net asset value at beginning of period............     $  27.23     $  24.96    $  21.44    $  20.09    $ 18.53    $ 14.76
                                                       --------     --------    --------    --------    -------    -------
Net investment income.............................         0.15         0.34        0.39        0.40       0.37       0.42
Net realized and unrealized gain on investments...         0.51         3.69        5.29        3.19       2.07       3.77
                                                       --------     --------    --------    --------    -------    -------
Total from investment operations..................         0.66         4.03        5.68        3.59       2.44       4.19
                                                       --------     --------    --------    --------    -------    -------
Less dividends and distributions:
  From net investment income......................        (0.18)       (0.34)      (0.39)      (0.40)     (0.37)     (0.42)
  From net realized gain on investments...........           --        (1.42)      (1.77)      (1.84)     (0.51)        --
                                                       --------     --------    --------    --------    -------    -------
Total dividends and distributions.................        (0.18)       (1.76)      (2.16)      (2.24)     (0.88)     (0.42)
                                                       --------     --------    --------    --------    -------    -------
Net asset value at end of period..................     $  27.71     $  27.23    $  24.96    $  21.44    $ 20.09    $ 18.53
                                                       ========     ========    ========    ========    =======    =======
Total investment return (a).......................         2.42%       16.46%      26.93%      18.24%     13.22%     28.66%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.........................         1.33%++      1.32%       1.66%       1.86%       1.9%       2.5%
    Net expenses..................................         1.13%++      1.13%       1.16%       1.15%       1.1%       1.1%
    Expenses (before waiver)......................         1.16%++      1.16%       1.18%       1.15%       1.1%       1.1%
Portfolio turnover rate...........................           78%         125%        169%        182%       173%       228%
Net assets at end of period (in 000's)............     $205,712     $203,924    $152,598    $108,329    $68,975    $19,206

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   Class B                                                          Class C
------------------------------------------------------------------------------    -------------------------------------------
Six months                                                                        Six months                    September 1*
  ended                           Year ended December 31,                           ended        Year ended        through
 June 30,     ----------------------------------------------------------------     June 30,     December 31,    December 31,
  2000+          1999          1998          1997          1996         1995        2000+           1999            1998
----------    ----------    ----------    ----------    ----------    --------    ----------    ------------    -------------
$   27.23     $    24.96    $    21.45    $    20.10    $    18.53    $  14.76      $27.23         $24.96          $21.70
----------    ----------    ----------    ----------    ----------    --------      ------         ------          ------
     0.08           0.15          0.21          0.29          0.27        0.33        0.08           0.15            0.11
     0.51           3.69          5.28          3.19          2.08        3.77        0.51           3.69            5.03
----------    ----------    ----------    ----------    ----------    --------      ------         ------          ------
     0.59           3.84          5.49          3.48          2.35        4.10        0.59           3.84            5.14
----------    ----------    ----------    ----------    ----------    --------      ------         ------          ------
    (0.08)         (0.15)        (0.21)        (0.29)        (0.27)      (0.33)      (0.08)         (0.15)          (0.11)
       --          (1.42)        (1.77)        (1.84)        (0.51)         --          --          (1.42)          (1.77)
----------    ----------    ----------    ----------    ----------    --------      ------         ------          ------
    (0.08)         (1.57)        (1.98)        (2.13)        (0.78)      (0.33)      (0.08)         (1.57)          (1.88)
----------    ----------    ----------    ----------    ----------    --------      ------         ------          ------
$   27.74     $    27.23    $    24.96    $    21.45    $    20.10    $  18.53      $27.74         $27.23          $24.96
==========    ==========    ==========    ==========    ==========    ========      ======         ======          ======
     2.16%         15.60%        25.96%        17.65%        12.73%      27.96%       2.16%         15.60%          23.94%
     0.58%++        0.57%         0.91%         1.36%          1.4%        2.0%       0.58%++        0.57%           0.91%++
     1.88%++        1.88%         1.91%         1.65%          1.6%        1.7%       1.88%++        1.88%           1.91%++
     1.91%++        1.91%         1.93%         1.65%          1.6%        1.7%       1.91%++        1.91%           1.93%++
       78%           125%          169%          182%          173%        228%         78%           125%            169%
$1,641,374    $1,678,696    $1,482,411    $1,198,206    $1,029,878    $860,881      $8,903         $5,579          $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such

Notes to Financial Statements unaudited

system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Restricted security held at June 30, 2000:

                                                                                            PERCENT
                                              ACQUISITION                       6/30/00        OF
                  SECURITY                       DATE       SHARES     COST      VALUE     NET ASSETS
                  --------                    -----------   ------   --------   --------   ----------
Paperboard Industries International, Inc.
  5.00%, Class A Preferred Stock............    5/4/98      40,000   $665,691   $622,595       0.0%(a)
                                                                     ========   ========    =======

-------

(a)  Less than one tenth of a percent.

MainStay Total Return Fund

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At June 30, 2000, the Fund had portfolio securities on loan with a market value of $185,363,000 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned by the Fund for securities lending transactions amounted to $224,961, net of broker fees and rebates, for the six months ended June 30, 2000, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 2000:

                                                                SHARES            VALUE
                                                              -----------      ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group
  6.73%, due 7/3/00.........................................    5,434,305      $  5,434,305
Cash with Security Lending Agent............................                         34,049
                                                                               ------------
                                                                                  5,468,354
                                                                               ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
Autobahn Funding Corp.
  6.65%, due 7/5/00.........................................  $ 8,120,000         8,114,018
Bavaria Universal Funding Corp.
  6.65%, due 7/24/00........................................   10,000,000         9,957,769
Black Forest Corp.
  6.67%, due 7/5/00.........................................    4,640,000         4,636,572
  6.77%, due 7/10/00........................................    6,490,000         6,479,048
Checkpoint Charlie Inc.
  6.87%, due 7/12/00........................................   15,000,000        14,968,604
First Express Funding Corp.
  6.96%, due 7/6/00.........................................    2,885,000         2,882,215
Washington Gas Light Co.
  7.10%, due 7/3/00.........................................    5,310,000         5,307,906
                                                                               ------------
                                                                                 52,346,132
                                                                               ------------
REPURCHASE AGREEMENTS
Credit Suisse First Boston Corp.
  7.17%, due 7/3/00
  (Collateralized by
  $69,656 Commonwealth Edison Co.
    7.375%, due 9/15/02 Market Value $69,656
  $7,068,110 K N Energy Inc.
    6.65%, due 3/1/05 Market Value $7,068,110
  $4,567,472 Millenium America Inc.
    7.375%, due 9/15/02 Market Value $4,567,472
  $13,450,278 PSEG Capital Corp.
    6.25%, due 5/15/03 Market Value $13,450,278)............   24,512,500        24,512,500
Morgan (J.P.) Securities Inc.
  6.95%, due 7/3/00
  (Collateralized by
  $20,359,557 AT&T Capital Corp.
    6.875%, due 1/16/01 Market Value $21,000,100
  $5,702,221 J.P. Morgan & Co.
    6.64%, due 3/16/01 Market Value $5,702,221
  $24,984,850 Transamerica Finance Corp.
    6.90%, due 2/5/01 Market Value $25,186,054).............   49,417,500        49,417,500

MainStay Total Return Fund

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
REPURCHASE AGREEMENTS (Continued)
Prudential Securities Inc.
  7.25%, due 7/3/00
  (Collateralized by
  $142,526 Advanta Mortgage Loan Trust Series 1997-1
    6.8875%, due 5/25/27 Market Value $142,526
  $1,038,224 Bank of America Corp.
    5.75%, due 3/1/04 Market Value $1,059,021
  $1,498,980 Bank One Corp.
    6.4881%, due 1/28/02 Market Value $1,512,822
  $2,924,250 Bank One Milwaukee NA.
    6.625%, due 4/15/03 Market Value $2,965,520
  $4,356,840 Burlington Resources Inc.
    6.875%, due 2/15/26 Market Value $4,485,274
  $1,249,999 Captec Franchise Trust Series 2000-1
    8.15%, due 6/15/14 Market Value $1,249,999
  $1,968,820 CitiFinancial Credit Co.
    6.45%, due 7/1/02 Market Value $2,032,966
  $3,268,068 CSX Corp.
    5.85%, due 12/1/03 Market Value $3,284,199
  $2,500,680 Discover Card Master Trust I Series 1998-6
    6.05%, due 1/17/06 Market Value $2,500,680
  $887,493 Federal Home Loan Bank Discount Note
    6.5577%, due 7/21/00 Market Value $887,493
  $3,698,890 MBNA America Bank NA.
    6.875%, due 7/15/04 Market Value $3,698,890
  $2,802,662 Paine Webber Group Inc.
    6.45%, due 12/1/03 Market Value $2,817,739
  $961,695 Residential Asset Securities Corp. Series
    1999-KS1
    6.28%, due 8/25/25 Market Value $961,695
  $1,898,340 USA Networks Inc.
    6.75%, due 11/15/05 Market Value $1,915,215
  $876,003 U.S. Treasury Bond
    5.50%, due 8/15/28 Market Value $895,607
  $4,069,024 WMC Mortgage Loan Pass-Through Certificates
    Series 1997-2
    7.8013%, due 3/20/29 Market Value $4,069,024)...........  $33,000,000      $ 33,000,000

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
REPURCHASE AGREEMENTS (Continued)
Salomon Smith Barney Inc.
  6.55%, due 7/3/00
  (Collateralized by
  $1,408,315 Comcast Corp.
    7.625%, due 2/15/08 Market Value $1,449,283
  $6,385,042 Cox Communications Inc.
    6.85%, due 1/15/18 Market Value $6,614,649
  $3,338,153 Federated Department Stores, Inc.
    8.50%, due 6/1/10 Market Value $3,338,153
  $1,630,895 Keycorp Institutional Capital-A
    7.826%, due 12/1/26 Market Value $1,642,677
  $5,815,185 Noram Energy Corp.
    6.50%, due 2/1/08 Market Value $5,985,194
  $2,651,362 Provident Financing Trust I
    7.405%, due 3/15/38 Market Value $2,728,119
  $2,360,640 Sakura Capital Funding C.I.
    7.7775%, due 2/27/02 Market Value $2,360,640
  $3,171,423 Sprint Spectrum L.P.
    11.00%, due 8/15/06 Market Value $3,291,596)............  $22,313,000      $ 22,313,020
                                                                               ------------
                                                                                129,243,020
                                                                               ------------
Total investments made with cash collateral.................                   $187,057,506
                                                                               ============

Non-cash collateral received and held by the Fund at June 30, 2000:

                                                                                  VALUE
                                                                               ------------
United States Treasury Bonds
  6.00%, due 2/15/26........................................      320,000      $    320,100
  6.375%, due 8/15/27.......................................      497,000           523,248
  6.625%, due 2/15/27.......................................      240,000           260,400
  6.75%, due 8/15/26........................................      225,000           247,500
                                                                               ------------
Total non-cash collateral...................................                   $  1,351,248
                                                                               ============
Total collateral............................................                   $188,408,754
                                                                               ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital

MainStay Total Return Fund

gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.60% on assets in excess of $500 million. For the six months ended June 30, 2000 the Manager earned $5,850,484 and waived $266,202 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $5,122 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $948, $631,846 and $1,149, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $1,908,919.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $18,905 for the six months ended June 30, 2000.

MainStay Total Return Fund

Fees for recordkeeping services provided to the Fund by the Manager amounted to $104,675 for the six months ended June 30, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of U.S. Government securities, other than short-term securities, were $882,411 and $903,591, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $536,590 and $559,561, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                   JUNE 30, 2000*               DECEMBER 31, 1999
                                             ---------------------------   ---------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                             -------   -------   -------   -------   -------   -------
Shares sold...............................    1,411     3,121      133      3,840     8,324      198
Shares issued in reinvestment of dividends
  and distributions.......................       23        82        1        438     3,418       11
                                             ------    ------     ----     ------    ------      ---
                                              1,434     3,203      134      4,278    11,742      209
Shares redeemed...........................   (1,501)   (5,675)     (18)    (2,902)   (9,492)     (18)
                                             ------    ------     ----     ------    ------      ---
Net increase (decrease)...................      (67)   (2,472)     116      1,376     2,250      191
                                             ======    ======     ====     ======    ======      ===

-------

 *   Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*                              [THE MAINSTAY(R) FUNDS LOGO]


RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSTR11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Total Return Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

[MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Value Fund
                                                              versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           25

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay Value Fund versus Russell 1000 Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -16.38%, 5 Years 8.19%, 10 Years 11.74%

                                  [LINE GRAPH]

PERIOD END                                         MAINSTAY VALUE FUND          INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
----------                                         -------------------          ----------------        -------------------------
12/89                                                 $    9,450                   $   10,000                  $    10,000
12/90                                                      8,879                       10,625                        9,191
12/91                                                     12,541                       10,942                       11,452
12/92                                                     14,990                       11,265                       13,033
12/93                                                     17,020                       11,574                       15,396
12/94                                                     16,983                       11,875                       15,089
12/95                                                     21,864                       12,184                       20,877
12/96                                                     26,639                       12,587                       25,395
12/97                                                     32,468                       12,801                       34,330
12/98                                                     30,063                       13,007                       39,698
12/99                                                     32,566                       13,356                       42,611
6/00                                                      30,721                       13,632                       40,808

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -16.58%, 5 Years 8.42%, 10 Years 11.98% Class C Total Returns: 1 Year -13.07%, 5 Years 8.71%, 10 Years 11.98%

                                  [LINE GRAPH]

PERIOD END                                         MAINSTAY VALUE FUND          INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
----------                                         -------------------          ----------------        -------------------------
12/89                                                 $   10,000                  $    10,000                  $    10,000
12/90                                                      9,395                       10,625                        9,191
12/91                                                     13,271                       10,942                       11,452
12/92                                                     15,862                       11,265                       13,033
12/93                                                     18,011                       11,574                       15,396
12/94                                                     17,972                       11,875                       15,089
12/95                                                     23,006                       12,184                       20,877
12/96                                                     27,863                       12,587                       25,395
12/97                                                     33,794                       12,801                       34,330
12/98                                                     31,059                       13,007                       39,698
12/99                                                     33,390                       13,356                       42,611
6/00                                                      31,378                       13,632                       40,808

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(*) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------

(1) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. You cannot invest directly in an index.
(2) See footnote and table on page 10 for more information about Lipper Inc.
(3) See footnote on page 4 for more information about the Russell 1000(R) Value Index.
(4) Returns reflect performance for the six-month period ended 6/30/00.

Portfolio Management Discussion and Analysis

The equity markets began 2000 in much the same way they ended 1999, with a narrow group of growth stocks and technology issues rising sharply. By the middle of March, however, there was a clear shift in leadership, with the technology-laden NASDAQ Composite Index(1) undergoing a dramatic correction, as Microsoft faced a widely-publicized antitrust decision.

At its worst point on May 24, the NASDAQ Index was down 41% from its March 10 high. During this period, the IPO calendar for new technology, media, and telecommunications issues all but dried up and real cash earnings became an increasingly important concern for investors who had formerly been more interested in emerging technologies or Internet-related plays. In April and May, value stocks outperformed most other investment styles. June brought a rotation back into many technology issues, with value-oriented stocks lagging during the month.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Value Fund returned -5.67% for Class A shares and -6.03% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -0.47% return of the average Lipper(2) multi-cap value fund and the -4.23% return of the Russell 1000 Value Index(3) over the same period.

Setbacks in the Fund's basic materials, consumer cyclicals, and capital goods holdings were among the reasons the Fund underperformed during first six months of 2000.

SECTOR HIGHLIGHTS

The Fund's best-performing sectors for the first half were energy and utilities, both of which were overweighted. The Fund's energy holdings far outpaced those of the Russell 1000 Value Index. Four major contributors included Coastal Corp. (+72%), Noble Affiliates (+74%), Union Pacific Resources (+74%), and Valero Energy (+61%).(4) All four were major beneficiaries of rising oil and natural gas prices, while Union Pacific Resources agreed to an acquisition by a competitor, Anadarko Petroleum. The Fund's overweighted position in the utility sector also proved timely and contributed positively to results. The Fund's position in Dynegy, a Houston-based energy concern, was up 96%. Another positive contributor to Fund performance was El Paso Energy (+32%), a natural gas company that continued to rise after the announcement of its acquisition of Coastal Corp. We took advantage of the rise in El Paso Energy's share price and sold the entire position. But we elected to maintain the Fund's position in

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[CLASS A BAR CHART]

Period end                                                        Total Return %
----------                                                        --------------
12/89                                                             21.38
12/90                                                             -6.05
12/91                                                             41.26
12/92                                                             19.52
12/93                                                             13.55
12/94                                                             -0.22
12/95                                                             28.74
12/96                                                             21.84
12/97                                                             21.88
12/98                                                             -7.41
12/99                                                              8.33
6/00                                                              -5.67

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C BAR CHART]

Period end                                                        Total Return %
----------                                                        --------------
12/89                                                             21.38
12/90                                                             -6.05
12/91                                                             41.26
12/92                                                             19.52
12/93                                                             13.55
12/94                                                             -0.22
12/95                                                             28.01
12/96                                                             21.11
12/97                                                             21.29
12/98                                                             -8.09
12/99                                                              7.51
6/00                                                              -6.03

Past performance is no guarantee of future results. Class C shares returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 10 for more information on performance.

Coastal Corp., which will convert to El Paso Energy shares when the deal closes. The merged company should benefit from higher natural gas prices and merger-related cost savings.

The Fund's holdings in basic materials, consumer cyclicals, and capital goods generally had negative results. The Fund's market weighting in the consumer cyclical group was further hurt by unfortunate stock selection. One of the Fund's worst-performing securities was Office Depot (-43%), which suffered after announcing lower-than-expected results. We believe that the reaction has been exaggerated and that the share price following the announcement made the stock an attractive opportunity.

We reorganized a number of the Fund's consumer cyclical holdings during the first half of the year to reduce portfolio impact from higher interest rates or slowing retail sales. We sold the Fund's position in Dana Corp. at a loss to remove exposure to the slowing automotive, replacement parts, and heavy-duty truck industries. The Fund also sold its position in Federated Department Stores, anticipating slower retail sales and difficulties integrating a recent acquisition. Both sales proved prudent, as the stocks have since moved lower. We also sold the Fund's position in Shaw Industries, a carpet manufacturer, since we expect the housing market to soften. We used the proceeds from these sales to initiate positions in companies that we believe have better prospects and may be attractively priced. Eastman Kodak is an example. The global film manufacturer is a leading participant in the burgeoning digital camera and processing markets. From the Fund's purchase through the end of June, the position rose 4%.

The Fund also overweighted basic materials during the reporting period, but its holdings were hurt early in the year when the market fixated on technology stocks and the negative implications of rising interest rates. The Fund's paper stocks, which had solid returns in the fourth quarter of 1999, gave a lot back in the first half due to deteriorating industry fundamentals. We sold the Fund's position in Smurfit-Stone Container in February through June and its Georgia-Pacific holdings in March through June. While both stocks were sold at a loss for the year, their later declines showed that the sales were good decisions for the Fund. The Fund's position in USX-U.S. Steel Group was hurt by deteriorating steel industry fundamentals and we sold the stock in the midst of an extended decline. Proceeds from these sales were used to initiate positions in a variety of companies including Pitney Bowes, a major manufacturer of mailing equipment, and Fort James Corp., a manufacturer of paper-based consumer products. We believe the inherent value of these companies is considerably higher than the prices we paid.

Capital goods stocks also hurt the Fund's returns during the first half of 2000, and being overweighted in the sector did not help matters. The biggest negative impact came from Honeywell (-41%), which announced delays in the integration of its merger with Allied Signal. Since we expect a quick resolution to the difficulties, we maintained the Fund's position. On a positive note, in February and March, the Fund made timely purchases of General Dynamics, a large defense contractor, and shares have since appreciated approximately 34%.

OTHER MAJOR PURCHASES AND SALES

During the first half of 2000, we made several other changes to the Fund's holdings. In telecommunications, we sold the Fund's position in Nippon Telephone and Telegraph when it hit our price target. We used the proceeds to initiate a position in CenturyTel, a Louisiana-based local, data, and wireless phone company, at prices we believe were attractive.

In the consumer sector, we sold the Fund's entire position in Newell Rubbermaid on a negative announcement regarding fourth-quarter 1999 results. The proceeds were used to purchase a new position in Ralston Purina Group at what we believe were attractive prices. In addition to pet foods, Ralston Purina is well known for its Energizer batteries. The position has since appreciated in value and helped the Fund's performance.

We sold the Fund's position in United Healthcare after the HMO hit our price target. The proceeds were used to initiate positions in Tenet Healthcare, which is a hospital company, and Abbott Labs, a medical products and pharmaceutical manufacturer. From purchase through the end of the first half, Tenet has appreciated 13% and Abbott Labs has increased 35%.

In technology, we sold the Fund's remaining position in Adaptec and significantly reduced its position in Seagate Technology after both stocks reached our price targets. Following the Adaptec sale, the share price dropped dramatically, underscoring the timeliness of our decision. We initiated a Fund position in Compuware, a software and services concern, at what we took to be an attractive price, only to have the company report less-than-expected results. The shares declined approximately 40% from our purchase price, and we subsequently sold the Fund's entire position. Another disappointing purchase for the Fund was Unisys, a global information services and hardware provider. Unisys also reported less-than-expected results due to soft post-Y2K computer spending, and the shares dropped roughly 40%. We believe that the market has overreacted to this announcement and that as of June 30, 2000, the shares represented exceptional value for a company with a solid core business and good end-market growth prospects. We continued to hold Unisys in the Fund's portfolio. We used a similar negative announcement by Electronic Data Systems to initiate a position in this global information technology company at what we believe was an attractive price.

LOOKING AHEAD

We remain committed to value investing and confident in our investment process. With market enthusiasm for many technology and emerging-growth companies somewhat shaken in recent months, we believe that our disciplined value approach may result in higher long-term returns with lower volatility. Continued global economic strength, powered by reemerging Asian and Latin American economies and stable growth in Europe and the U.S., should have positive effects on the revenue and earnings prospects of many of the Fund's holdings. We anticipate strong gains for many energy stocks in 2000. At the same time, low valuations in many consumer staples and health care companies have created opportunities not seen in more than 10 years.

Past performance is
no guarantee of
future results.

For these reasons, we anticipate increasing the Fund's positions in these groups. We will also continue to seek opportunities in the technology sector when the fundamentals and valuations meet our strict investment criteria. Given our belief that interest rates may yet rise further, the Fund may remain underweighted in consumer-related and financial sectors relative to its benchmark.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/00
    Class A             -11.52%     9.42%     12.38%         10.35%
    Class B             -12.19%     8.71%     11.98%         10.07%
    Class C             -12.19%     8.71%     11.98%         10.07%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/00
    Class A             -16.38%     8.19%     11.74%          9.91%
    Class B             -16.58%     8.42%     11.98%         10.07%
    Class C             -13.07%     8.71%     11.98%         10.07%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                            SINCE INCEPTION
                          1 YEAR     5 YEARS     10 YEARS   THROUGH 6/30/00
    Class A             359 out of  188 out of     n/a          171 out of
                        485 funds   206 funds                   186 funds
    Class B             372 out of  195 out of  61 out of        49 out of
                        485 funds   206 funds   88 funds         58 funds
    Class C             372 out of     n/a         n/a          367 out of
                        485 funds                               436 funds
    Average Lipper
    multi-cap value
    fund                  -3.99%      14.20%      12.90%         12.02%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $17.15      $0.0000      $0.0000
    Class B     $17.00      $0.0000      $0.0000
    Class C     $17.00      $0.0000      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/00.

MainStay Value Fund



                                    SHARES            VALUE
---------------------------------------------------------------
COMMON STOCKS (96.3%)+
AEROSPACE/DEFENSE (1.7%)
General Dynamics Corp. .........      167,100      $  8,730,975
Raytheon Co. Class A............      100,200         1,947,637
Raytheon Co. Class B............      227,700         4,383,225
                                                   ------------
                                                     15,061,837
                                                   ------------
ALUMINUM (1.6%)
Alcoa Inc. .....................      464,756        13,477,924
                                                   ------------

BANKS (8.1%)
Chase Manhattan Corp. (The).....      431,850        19,892,091
FleetBoston Financial Corp. ....      676,110        22,987,740
Washington Mutual, Inc. ........      923,300        26,660,287
                                                   ------------
                                                     69,540,118
                                                   ------------
CHEMICALS (2.4%)
Air Products and Chemicals,
 Inc. ..........................      545,700        16,814,381
IMC Global Inc. ................      271,520         3,529,760
                                                   ------------
                                                     20,344,141
                                                   ------------
COMPUTER SOFTWARE & SERVICES (0.6%)
Electronic Data Systems
 Corp. .........................      125,100         5,160,375
                                                   ------------
COMPUTER SYSTEMS (2.5%)
Seagate Technology, Inc. (a)....      156,900         8,629,500
Unisys Corp. (a)................      903,600        13,158,675
                                                   ------------
                                                     21,788,175
                                                   ------------
CONSUMER PRODUCTS (1.6%)
Dial Corp. (The)................      407,400         4,226,775
Energizer Holdings, Inc. (a)....      501,033         9,143,852
                                                   ------------
                                                     13,370,627
                                                   ------------
CONTAINERS (1.0%)
Temple-Inland Inc. .............      215,000         9,030,000
                                                   ------------

ELECTRIC POWER COMPANIES (4.5%)
DTE Energy Co. .................      376,900        11,519,006
Energy East Corp. ..............      554,800        10,575,875
Niagara Mohawk Holdings, Inc.
 (a)............................    1,222,400        17,037,200
                                                   ------------
                                                     39,132,081
                                                   ------------
ENGINEERING & CONSTRUCTION
 (1.0%)
Fluor Corp. ....................      272,200         8,608,325
                                                   ------------
FINANCE (8.0%)
American General Corp. .........      534,100        32,580,100
AXA Financial, Inc. ............      463,600        15,762,400
Citigroup Inc. .................      342,950        20,662,738
                                                   ------------
                                                     69,005,238
                                                   ------------
FOOD (3.9%)
ConAgra, Inc. ..................      143,800         2,741,187
---------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                    SHARES            VALUE
---------------------------------------------------------------
FOOD (CONTINUED)
Heinz (H.J.) Co. ...............      376,000      $ 16,450,000
Ralston-Ralston Purina Group....      724,900        14,452,694
                                                   ------------
                                                     33,643,881
                                                   ------------
HEALTH CARE--MEDICAL PRODUCTS (1.4%)
Becton, Dickinson & Co. ........      433,200        12,427,425
                                                   ------------

HEALTH CARE--MISCELLANEOUS
 (5.0%)
Abbott Laboratories.............      338,600        15,088,862
Health Management Associates,
 Inc. Class A (a)...............      798,000        10,423,875
Manor Care, Inc. (a)............      283,300         1,983,100
Tenet Healthcare Corp. (a)......      589,100        15,905,700
                                                   ------------
                                                     43,401,537
                                                   ------------
HOTEL/MOTEL (1.3%)
Harrah's Entertainment, Inc.
 (a)............................      552,500        11,567,969
                                                   ------------

HOUSEHOLD PRODUCTS (5.1%)
Clorox Co. (The)................      348,200        15,603,712
Fort James Corp. ...............      387,100         8,951,687
Kimberly-Clark Corp. ...........      333,700        19,146,038
                                                   ------------
                                                     43,701,437
                                                   ------------
INSURANCE (4.3%)
Allstate Corp. (The)............      441,300         9,818,925
Lincoln National Corp. .........      237,000         8,561,625
MGIC Investment Corp. ..........      408,300        18,577,650
                                                   ------------
                                                     36,958,200
                                                   ------------
INVESTMENT BANK/BROKERAGE (1.1%)
Goldman Sachs Group, Inc.
 (The)..........................      103,200         9,791,100
                                                   ------------

MACHINERY (1.6%)
Ingersoll-Rand Co. .............      352,300        14,180,075
                                                   ------------

MANUFACTURING (5.3%)
American Standard Cos. Inc.
 (a)............................      729,100        29,893,100
Honeywell International Inc. ...      478,100        16,105,994
                                                   ------------
                                                     45,999,094
                                                   ------------
NATURAL GAS DISTRIBUTORS & PIPELINES
 (4.6%)
Coastal Corp. (The).............      486,600        29,621,775
Dynegy Inc. Class A.............      153,400        10,479,138
                                                   ------------
                                                     40,100,913
                                                   ------------
OFFICE EQUIPMENT & SUPPLIES
 (1.5%)
Pitney Bowes Inc. ..............      317,900        12,716,000
                                                   ------------

OIL & GAS SERVICES (9.1%)
Burlington Resources Inc. ......      425,200        16,263,900
Noble Affiliates, Inc. .........      240,000         8,940,000
Union Pacific Resources Group
 Inc. ..........................      675,000        14,850,000
Unocal Corp. ...................      720,150        23,854,969

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited


                                    SHARES            VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)

OIL & GAS SERVICES (CONTINUED)
Valero Energy Corp. ............      452,400      $ 14,363,700
                                                   ------------
                                                     78,272,569
                                                   ------------
OIL--INTEGRATED DOMESTIC (4.3%)
Sunoco, Inc. ...................      478,600        14,088,787
Tosco Corp. ....................      813,800        23,040,713
                                                   ------------
                                                     37,129,500
                                                   ------------
OIL--INTEGRATED INTERNATIONAL
 (2.3%)
Texaco Inc. ....................      376,300        20,037,975
                                                   ------------

PAPER & FOREST PRODUCTS (1.0%)
International Paper Co. ........      299,500         8,928,844
                                                   ------------

PHOTOGRAPHY/IMAGING (1.4%)
Eastman Kodak Co. ..............      196,300        11,679,850
                                                   ------------
RETAIL (1.8%)
Office Depot, Inc. (a)..........    2,452,300        15,326,875
                                                   ------------

TELECOMMUNICATIONS (3.1%)
AT&T Corp. .....................      529,050        16,731,206
WorldCom, Inc. (a)..............      220,700        10,124,613
                                                   ------------
                                                     26,855,819
                                                   ------------
TELEPHONE (3.6%)
Bell Atlantic Corp. ............      270,000        13,719,375
CenturyTel, Inc. ...............      614,300        17,661,125
                                                   ------------
                                                     31,380,500
                                                   ------------
TOYS (1.6%)
Hasbro, Inc. ...................      894,200        13,468,888
                                                   ------------
Total Common Stocks
 (Cost $841,548,625)............                    832,087,292
                                                   ------------
                                   PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.4%)

COMMERCIAL PAPER (3.4%)
American Express Credit Corp.
 6.88%, due 7/3/00..............  $ 2,835,000      $  2,833,916
Associates Corp. of North
 America
 6.53%, due 7/19/00.............   10,845,000        10,809,514
Ford Motor Credit Co.
 6.53%, due 7/14/00.............    7,970,000         7,951,155
Prudential Funding Corp.
 6.54%, due 7/6/00..............      840,000           839,235
UBS Finance Delaware LLC
 6.54%, due 7/20/00.............    6,560,000         6,537,312
                                                   ------------
Total Short-Term Investments
 (Cost $28,971,132).............                     28,971,132
                                                   ------------
Total Investments
 (Cost $870,519,757) (b)........         99.7%      861,058,424(c)
Cash and Other Assets,
 Less Liabilities...............          0.3         2,860,998
                                         ----         ---------
Net Assets......................        100.0%     $863,919,422
                                  ===========      ============

-------
 (a) Non-income producing security.
(b) The cost for federal income tax purposes is $875,029,177.
 (c) At June 30, 2000, net unrealized depreciation was $13,970,753, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $75,508,185 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $89,478,938.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $870,519,757).............................................       $861,058,424
Cash........................................................              2,024
Receivables:
  Investment securities sold................................         13,992,787
  Dividends.................................................          1,416,308
  Fund shares sold..........................................            244,910
                                                                   ------------
        Total assets........................................        876,714,453
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          9,633,351
  Fund shares redeemed......................................          1,344,160
  NYLIFE Distributors.......................................            699,488
  Transfer agent............................................            480,483
  MainStay Management.......................................            462,855
  Custodian.................................................             12,353
  Trustees..................................................              6,228
Accrued expenses............................................            156,113
                                                                   ------------
        Total liabilities...................................         12,795,031
                                                                   ------------
Net assets..................................................       $863,919,422
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     53,414
  Class B...................................................            453,948
  Class C...................................................                332
Additional paid-in capital..................................        876,350,140
Accumulated net investment loss.............................            (78,837)
Accumulated distributions in excess of net realized gain on
  investments...............................................         (4,160,439)
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................            762,197
Net unrealized depreciation on investments..................         (9,461,333)
                                                                   ------------
Net assets..................................................       $863,919,422
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 91,594,107
                                                                   ============
Shares of beneficial interest outstanding...................          5,341,362
                                                                   ============
Net asset value per share outstanding.......................       $      17.15
Maximum sales charge (5.50% of offering price)..............               1.00
                                                                   ------------
Maximum offering price per share outstanding................       $      18.15
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $771,761,190
                                                                   ============
Shares of beneficial interest outstanding...................         45,394,793
                                                                   ============
Net asset value and offering price per share outstanding....       $      17.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    564,125
                                                                   ============
Shares of beneficial interest outstanding...................             33,182
                                                                   ============
Net asset value and offering price per share outstanding....       $      17.00
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  8,129,983
  Interest..................................................       712,789
                                                              ------------
    Total income............................................     8,842,772
                                                              ------------
Expenses:
  Distribution--Class B.....................................     3,199,952
  Distribution--Class C.....................................         2,286
  Management................................................     2,822,727
  Transfer agent............................................     1,425,488
  Service--Class A..........................................       122,666
  Service--Class B..........................................     1,066,651
  Service--Class C..........................................           762
  Shareholder communication.................................        77,047
  Recordkeeping.............................................        60,863
  Custodian.................................................        51,038
  Professional..............................................        38,351
  Registration..............................................        22,099
  Trustees..................................................        11,058
  Miscellaneous.............................................        21,002
                                                              ------------
    Total expenses..........................................     8,921,990
                                                              ------------
Net investment loss.........................................       (79,218)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY FORWARD CONTRACT TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................     4,111,816
  Foreign currency forward contract transactions............       762,197
                                                              ------------
Net realized gain on investments and foreign currency
  forward contract transactions.............................     4,874,013
                                                              ------------
Net change in unrealized appreciation/depreciation on
  investments:
  Security transactions.....................................   (73,337,547)
  Foreign currency forward contracts........................       160,302
                                                              ------------
Net unrealized loss on investments and foreign currency
  forward contracts.........................................   (73,177,245)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency forward contracts................................   (68,303,232)
                                                              ------------
Net decrease in net assets resulting from operations........  $(68,382,450)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2000*        1999
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................  $     (79,218)   $      226,461
  Net realized gain on investments and foreign currency
    forward contracts.......................................      4,874,013         4,611,907
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency forward contracts......    (73,177,245)       83,690,086
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (68,382,450)       88,528,454
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................             --           (17,096)
    Class B.................................................             --           (26,773)
    Class C.................................................             --                (2)
  From net realized gain on investments:
    Class A.................................................             --        (1,060,369)
    Class B.................................................             --       (10,508,898)
    Class C.................................................             --            (6,553)
  In excess of net realized gain on investments:
    Class A.................................................             --          (757,755)
    Class B.................................................             --        (7,509,817)
    Class C.................................................             --            (4,683)
  Return of capital:
    Class A.................................................             --          (424,649)
    Class B.................................................             --          (665,047)
    Class C.................................................             --               (62)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....             --       (20,981,704)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     32,690,187       115,026,854
    Class B.................................................     35,980,579       123,084,616
    Class C.................................................        182,855           815,133
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --         2,173,729
    Class B.................................................             --        18,287,568
    Class C.................................................             --            10,103
                                                              --------------   --------------
                                                                 68,853,621       259,398,003
  Cost of shares redeemed:
    Class A.................................................    (51,183,228)     (122,384,486)
    Class B.................................................   (215,593,575)     (363,451,080)
    Class C.................................................       (208,998)         (234,302)
                                                              --------------   --------------
      Decrease in net assets derived from capital share
       transactions.........................................   (198,132,180)     (226,671,865)
                                                              --------------   --------------
      Net decrease in net assets............................   (266,514,630)     (159,125,115)
NET ASSETS:
Beginning of period.........................................  1,130,434,052     1,289,559,167
                                                              --------------   --------------
End of period...............................................  $ 863,919,422    $1,130,434,052
                                                              ==============   ==============
Accumulated net investment income (loss) at end of period...  $     (78,837)   $          381
                                                              ==============   ==============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                Class A
                                             ------------------------------------------------------------------------------
                                             Six months
                                               ended                            Year ended December 31,
                                              June 30,       --------------------------------------------------------------
                                               2000+           1999          1998          1997         1996         1995
                                             ----------      --------      --------      --------      -------      -------
Net asset value at beginning of
  period...............................       $ 18.18        $  17.16      $  21.76      $  20.34      $ 18.25      $ 14.66
                                              -------        --------      --------      --------      -------      -------
Net investment income (loss)...........          0.06(a)         0.12(a)       0.23          0.27         0.30         0.29
Net realized and unrealized gain (loss)
  on investments.......................         (1.09)           1.29         (1.92)         4.10         3.66         3.91
                                              -------        --------      --------      --------      -------      -------
Total from investment operations.......         (1.03)           1.41         (1.69)         4.37         3.96         4.20
                                              -------        --------      --------      --------      -------      -------
Less dividends and distributions:
  From net investment income...........            --           (0.00)(b)     (0.23)        (0.27)       (0.30)       (0.29)
  From net realized gain on
    investments........................            --           (0.19)        (2.68)        (2.68)       (1.57)       (0.32)
  In excess of net realized gain on
    investments........................            --           (0.13)           --            --           --           --
  Return of capital....................            --           (0.07)           --            --           --           --
                                              -------        --------      --------      --------      -------      -------
Total dividends and distributions......            --           (0.39)        (2.91)        (2.95)       (1.87)       (0.61)
                                              -------        --------      --------      --------      -------      -------
Net asset value at end of period.......       $ 17.15        $  18.18      $  17.16      $  21.76      $ 20.34      $ 18.25
                                              =======        ========      ========      ========      =======      =======
Total investment return (c)............         (5.67%)          8.33%        (7.41%)       21.88%       21.84%       28.74%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).......          0.66%++         0.70%         1.03%         1.22%         1.6%         1.5%
    Expenses...........................          1.20%++         1.13%         1.09%         1.11%         1.1%         1.2%
Portfolio turnover rate................            45%             61%           83%           61%          47%          48%
Net assets at end of period (in
  000's)...............................       $91,594        $117,036      $114,925      $124,011      $73,259      $25,258

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Class B                                                     Class C
    -------------------------------------------------------------------------   ------------------------------------------
    Six months                                                                  Six months                  September 1,*
      ended                        Year ended December 31,                        ended       Year ended       through
     June 30,    ------------------------------------------------------------    June 30,    December 31,    December 31,
      2000+         1999         1998         1997         1996        1995       2000+          1999            1998
    ----------   ----------   ----------   ----------   ----------   --------   ----------   ------------   --------------
     $  18.09    $    17.15   $    21.74   $    20.32   $    18.25   $  14.66     $18.09        $17.15          $18.16
     --------    ----------   ----------   ----------   ----------   --------     ------        ------          ------
        (0.01)(a)     (0.01)(a)     0.06         0.15         0.20       0.19      (0.01)(a)     (0.01)(a)        0.03
        (1.08)         1.28        (1.91)        4.10         3.64       3.91      (1.08)         1.28            1.67
     --------    ----------   ----------   ----------   ----------   --------     ------        ------          ------
        (1.09)         1.27        (1.85)        4.25         3.84       4.10      (1.09)         1.27            1.70
     --------    ----------   ----------   ----------   ----------   --------     ------        ------          ------
           --         (0.00)(b)    (0.06)       (0.15)       (0.20)     (0.19)        --         (0.00)(b)       (0.03)
           --         (0.19)       (2.68)       (2.68)       (1.57)     (0.32)        --         (0.19)          (2.68)
           --         (0.13)          --           --           --         --         --         (0.13)             --
           --         (0.01)          --           --           --         --         --         (0.01)             --
     --------    ----------   ----------   ----------   ----------   --------     ------        ------          ------
           --         (0.33)       (2.74)       (2.83)       (1.77)     (0.51)        --         (0.33)          (2.71)
     --------    ----------   ----------   ----------   ----------   --------     ------        ------          ------
     $  17.00    $    18.09   $    17.15   $    21.74   $    20.32   $  18.25     $17.00        $18.09          $17.15
     ========    ==========   ==========   ==========   ==========   ========     ======        ======          ======
        (6.03%)        7.51%       (8.09%)      21.29%       21.11%     28.01%     (6.03%)        7.51%           9.88%
        (0.09%)++     (0.05%)       0.28%        0.70%         1.1%       0.9%     (0.09%)++     (0.05%)          0.28%++
         1.95%++       1.88%        1.84%        1.63%         1.6%       1.8%      1.95%++       1.88%           1.84%++
           45%           61%          83%          61%          47%        48%        45%           61%             83%
     $771,761    $1,012,767   $1,174,554   $1,399,589   $1,019,307   $708,840     $  564        $  631          $   80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

Notes to Financial Statements unaudited

appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if the original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the foreign currency forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

At June 30, 2000, there were no open foreign currency forward contracts.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

MainStay Value Fund

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to

$200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 2000 the Manager earned $2,822,727.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $2,826 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $999, $765,747 and $177, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $1,425,488.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MainStay Value Fund

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $10,668 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $60,863 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund has elected, to the extent provided by the regulations, to treat $3,922,756 of qualifying capital losses and foreign exchange losses that arose during the prior year as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $417,919 and $625,646, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                  YEAR ENDED
                                                   JUNE 30, 2000*               DECEMBER 31, 1999
                                             ---------------------------   ----------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                             -------   -------   -------   -------   -------   --------
Shares sold................................   1,892      2,089      10      6,437      6,641      43
Shares issued in reinvestment of dividends
  and distributions........................      --         --      --        124      1,058      --
                                             ------    -------     ---     ------    -------     ---
                                              1,892      2,089      10      6,561      7,699      43
Shares redeemed............................  (2,989)   (12,685)    (12)    (6,821)   (20,185)    (13)
                                             ------    -------     ---     ------    -------     ---
Net increase (decrease)....................  (1,097)   (10,596)     (2)      (260)   (12,486)     30
                                             ======    =======     ===     ======    =======     ===

-------

 *   Unaudited

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSV11-08/00

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Value Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Income
                                                              Fund versus Lehman Brothers Aggregate Bond
                                                              Index, a Three-Index Composite, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            22
                                                              Notes to Financial Statements                   28
                                                              The MainStay(R) Funds                           38

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay Strategic
Income Fund versus Lehman Brothers
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES Total Returns: 1 Year -2.10%, Since Inception 3.02%

                              [PERFORMANCE GRAPH]

                                                                 LEHMAN BROTHERS
PERIOD                                   MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
END                                         INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
------                                   ------------------      ---------------       -----------------         -----------
2/28/97                                      $  9,550               $ 10,000               $ 10,000               $ 10,000
12/97                                          10,183                 10,907                 10,131                 10,656
12/98                                          10,709                 11,854                 10,294                 11,619
12/99                                          10,955                 11,756                 10,569                 11,525
6/00                                           11,044                 12,225                 10,788                 11,584

CLASS B SHARES Class B Total Returns: 1 Year -3.27%, Since Inception 3.11%

                              [PERFORMANCE GRAPH]

                                                                 LEHMAN BROTHERS
PERIOD                                   MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
END                                         INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
------                                   ------------------      ---------------       -----------------         -----------
2/28/97                                      $ 10,000               $ 10,000               $ 10,000               $ 10,000
12/97                                          10,602                 10,907                 10,131                 10,656
12/98                                          11,062                 11,854                 10,294                 11,619
12/99                                          11,233                 11,756                 10,569                 11,525
6/00                                           11,078                 12,225                 10,788                 11,584

CLASS C SHARES Class C Total Returns: 1 Year 0.73%, Since Inception 3.67%

                              [PERFORMANCE GRAPH]

                                                                 LEHMAN BROTHERS
PERIOD                                   MAINSTAY STRATEGIC       AGGREGATE BOND          THREE-INDEX
END                                         INCOME FUND               INDEX*               COMPOSITE+         INFLATION (CPI)++
------                                   ------------------      ---------------          -----------         -----------------
2/28/97                                      $ 10,000               $ 10,000               $ 10,000               $ 10,000
12/97                                          10,602                 10,907                 10,656                 10,131
12/98                                          11,062                 11,854                 11,619                 10,294
12/99                                          11,233                 11,756                 11,525                 10,569
6/00                                           11,278                 12,225                 11,584                 10,788

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge (CDSC) of 2%. Class C share performance includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. You cannot invest directly in an index.

+ The Three-Index Composite assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers Aggregate Bond Index, the First Boston High Yield Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. The indices represent the U.S. government and domestic investment-grade sector, the U.S. high-yield sector, and the international-bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged. You cannot invest directly in an index.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the six months ended June 30, 2000, the Federal Reserve raised the targeted federal funds rate by 25 basis points in both February and March and another 50 basis points in May. With monetary tightening already at work, the rapid pace of economic expansion in the first quarter of 2000 appeared to give way as signs of a slowing economy emerged in the second quarter. Consumer spending finally slowed to below the rate of personal income growth.

While bond prices generally decline when interest rates rise, the government's decision to use a portion of its surplus to repurchase Treasury securities helped to stabilize high-grade bond prices during the first half of 2000. Ongoing increases in short-term rates took their toll on the short end of the yield curve, but the Federal Reserve's decision to leave rates unchanged in June 2000 caused the prices of short-term securities to rise. Longer-term securities, on the other hand, reacted in the opposite manner. As high-grade corporate bonds and agency securities reached nearly record-wide yield spreads relative to Treasuries, many investors moved out of long-term Treasuries, seeking to profit as yield spreads narrowed.

Overall, high-yield securities were negatively impacted by rising interest rates--and default rates rose above historical levels, reaching 5% of the market on an annualized basis. International bonds also suffered as central banks in Europe, the U.K., and the United States all tightened interest rates. Booming economies and profits from mobile telecom license sales in Europe led to government bond repurchases abroad, which reduced bond supplies. A strong U.S. dollar meant that most international bond returns were higher in local currency terms than they were for U.S. investors.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Strategic Income Fund returned 0.81% for Class A shares and 0.40% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 0.43% return of the average Lipper(1) multi-sector income fund over the same period. All share classes underperformed the 3.99% return of Lehman Brothers Aggregate Bond Index(2) for the six months ended June 30, 2000.

The high-grade portion of the Fund's portfolio benefited from shortening duration through April then increasing duration in May to take advantage of shifting market preferences and the Federal Reserve's evolving interest-rate policy. Holding a minimal position in agency securities detracted from performance during the second quarter, when these issues outperformed. Rising interest rates hurt performance in the high-yield portion of the Fund's portfolio, and participation in weaker markets and currency exposure, especially to the euro, had a negative impact on international bond results.

-------
(1) See footnote and table on page 11 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Lehman Brothers Aggregate Bond Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                                  [BAR CHART]

PERIOD END                                                               TOTAL RETURN %
----------                                                          ------------------------
12/97                                                               6.62 Class A
12/98                                                               5.17 Class A
12/99                                                               2.30 Class A
6/00                                                                0.81 Class A
12/97                                                               6.02 Class B and Class C
12/98                                                               4.35 Class B and Class C
12/99                                                               1.54 Class B and Class C
6/00                                                                0.40 Class B and Class C

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 11 for more information performance.

DOMESTIC HIGH-GRADE BOND RESULTS

During the first quarter of 2000, the domestic high-grade bond portion of the Fund's portfolio had little exposure to high-coupon, long-dated Treasuries, which tended to perform well as the government continued to repurchase Treasury securities. Recognizing the potential in these securities, we increased the Fund's exposure to them in the second quarter of 2000, with a positive impact on performance.

The Fund's yield-curve positioning did not materially impact performance during the reporting period. During the second quarter, we positioned the Fund with a bias for steepening, which helped performance in June, but hurt performance in April and May.

With Treasury securities outperforming in the early months of 2000, the Fund held practically no agency securities. This was helpful until June, but it detracted from performance when the Federal Reserve decided to leave rates unchanged and activity in agency securities surged.

During the first half of 2000, we overweighted the Fund in mortgage-backed bonds issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government,(3) relative to those issued by the Federal National Mortgage Association. This positioning proved positive during the first five months of 2000. Despite a negative impact in June, the net effect was positive for the Fund. The Fund also purchased FNMA 8.5% coupon bonds to take advantage of what we perceived to be pricing opportunities, with a positive impact on Fund performance.

-------
(3) While some securities in the Fund's portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Fund are not guaranteed and prices will fluctuate so that when shares are sold, they may be worth more or less than their original cost.

At the short end of the yield curve, the Fund is now overweighted in high-quality asset-backed securities and collateralized mortgage-backed securities, which are providing incremental yields of 75 to 100 basis points while helping to maintain the overall credit quality of the portfolio. The Fund's short-term securities also include floating-rate notes, which we purchased seeking to capture attractive yield spreads and rising interest rates while protecting principal.

CORPORATE BOND RESULTS

The first five months of 2000 were difficult for corporate bond investors. Corporate bonds faced an active Federal Reserve that was trying to quell inflation and, in the process, curb growth. Concurrently, the U.S. Treasury was buying back government bonds and curtailing new issuance, making the Treasury market more appealing to investors than corporate bonds. In reaction, we quickly turned defensive in the corporate bond portion of the Fund's portfolio. We reduced the Fund's position in longer-maturity bonds, added floating-rate notes, and looked for pockets of value. In mid-May, when the price of corporate bonds fell to unprecedented levels, we began to reenter this sector, especially in longer maturities. This change added value as buyers of corporate debt reemerged in June and the market tone rapidly improved on the expectation that the Federal Reserve was finished with its tightening cycle.

INTERNATIONAL BONDS

During the first half of 2000, the international bond portion of the Fund's portfolio benefited from investments in Australia (+6.72%), Canada (+5.20%), and the U.K. (+4.17%), all in local currency terms. These returns were ahead of the market as a whole.

Yield spreads widened in European bond markets during the second quarter, reaching levels we believed were attractive in June, and the Fund added more "spread product" to the Fund's portfolio to take advantage of anticipated spread contractions in the months ahead. New positions included 10-year Greek government bonds, which we believe will benefit as spreads narrow. The Fund also added two-year Norwegian government bonds, which carry a AAA rating.(4) During the reporting period, the Fund also participated in the five-year yen tranche, or portion, of a $14 billion Deutsche Telekom offering, which we believe was priced cheaply and offered appropriate risk-management features.

-------
(4) Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

The U.S. dollar's strength detracted from the performance of most international currencies during the reporting period, with a negative impact on Fund performance. Although the Fund lost money on euro exposure, the currency made a slight comeback in June. The Fund remains positioned for a rally in foreign currencies, particularly the euro.

HIGH-YIELD SECURITIES

The high-yield portion of the Fund's portfolio benefited from strong credit analysis and security selection, which allowed it to avoid defaults in a challenging market. Emphasis on securities rated single-B,(5) however, hurt performance as higher-rated high-yield bonds tended to outperform during the reporting period. UIH Australia, the Fund's largest position in this sector at the end of the reporting period, advanced on speculation that the bonds will be called in 2001. Cirrus Logic convertibles also performed well as both the stock and bonds rallied.

The Fund increased cable exposure with Charter Communications, Adelphia Communications, and Cablevision SA. It also moved to a market-weighted position in telecom by purchasing Exodus Communications, Crown Castle, PSINet, and Nextel Communications bonds. The Fund benefited from the NASDAQ decline, purchasing convertible securities whose convertible feature had become virtually worthless, then selling the securities as the NASDAQ rebounded. The Fund continues to hold Internet Capital Group and Digital Island bonds, both of which have strong asset coverage and provide yields over 15%.

Negative performers included Loews Cineplex and United Artist bonds and G&G Retail bonds, all of which were sold at a loss, then continued to decline, suggesting that the sales were timely and beneficial.

Aside from increasing telecommunications holdings to a market-weighted position, the sector weightings and foreign exposure in the high-yield portion of the Fund's portfolio remained relatively similar to the beginning of the year. The Fund's high-yield holdings continue to be overweighted in health care, utilities, real estate, and financials, which we believe offer attractive risk-adjusted spreads. The high-yield portion of the Fund's portfolio was underweighted in economically sensitive industries and we believed that valuations in the energy sector did not justify a market weighting during the reporting period.

LOOKING AHEAD

Central bank activity will continue to be a focus in international markets, while at home, the big question is whether an economic slowdown can be sustained.

-------
(5) Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

If economic activity accelerates, we may see another Federal Reserve tightening move. But no matter what happens, we don't expect the Federal Reserve to ease interest rates over the near term. Since the Treasury may continue to buy back debt regardless of economic activity, we expect the domestic yield curve to remain inverted for the foreseeable future. We are likely to reduce our underweighted position in high-grade agency paper, and we will look for opportunities to add exposure to mortgage-backed and asset-backed bonds. Among high-yield and international securities, we will continue to seek opportunities that we believe offer attractive returns for the level of risk they involve.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

High-yield securities (sometimes called "junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities; these securities may also be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

   TARGETED DIVIDEND POLICY

   The MainStay Strategic Income Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first half of 2000, the Fund maintained a stable dividend, which did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                         SINCE INCEPTION
                                   1 YEAR                THROUGH 6/30/00
    Class A                               2.52%                     4.45%
    Class B                               1.73%                     3.67%
    Class C                               1.73%                     3.67%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                         SINCE INCEPTION
                                   1 YEAR                THROUGH 6/30/00
    Class A                              -2.10%                     3.02%
    Class B                              -3.27%                     3.11%
    Class C                               0.73%                     3.67%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                            SINCE INCEPTION
                          1 YEAR            THROUGH 6/30/00
    Class A         61 out of 121 funds   21 out of  78 funds
    Class B         78 out of 121 funds   39 out of  78 funds
    Class C         78 out of 121 funds   62 out of 106 funds
    Average Lipper
    multisector
    income fund                   2.09%                 3.32%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

                 NAV        INCOME    CAPITAL GAINS
    Class A     $8.92       $0.3498      $0.0000
    Class B     $8.91       $0.3126      $0.0000
    Class C     $8.91       $0.3126      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (2/28/97) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 2/28/97 through 6/30/00.

MainStay Strategic Income Fund

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
LONG-TERM BONDS (92.1%)+
ASSET-BACKED SECURITIES (4.1%)

AIRLINES (0.5%)
America West Airlines, Inc.
 Pass-Through Certificates
 Series C
 6.86%, due 7/2/04..............  $        164,421   $   160,515
Atlas Air, Inc.
 Pass-Through Certificates
 Series 2000-1 Class C
 9.702%, due 1/2/10 (c).........           185,000       185,553
                                                     -----------
                                                         346,068
                                                     -----------
AIRPLANE LEASES (0.6%)
AerCo Ltd.
 Series 1X Class A1
 6.8413%, due 7/15/23 (d).......           150,000       149,970
Morgan Stanley Aircraft Finance
 Series 2 Class A3
 7.1713%, due 3/15/25 (c)(d)....           275,000       275,275
                                                     -----------
                                                         425,245
                                                     -----------
AUTO LEASES (0.3%)
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02.............           255,000       251,838
                                                     -----------
AUTOMOBILES (0.3%)
DaimlerChrysler Auto Trust
 Series 2000-B Class A3
 7.53%, due 5/10/04.............           215,000       216,260
                                                     -----------

CONSUMER SERVICES (0.2%)
Arran One Ltd.
 Series 2000-A Class B
 7.15%, due 3/15/03 (d).........           175,000       174,965
                                                     -----------
ELECTRIC POWER COMPANIES (1.3%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..............           470,000       457,555
Boston Edison Co.
 Series 1999-1 Class A2
 6.45%, due 9/15/05.............           230,000       226,062
West Penn Funding, L.L.C.
 Series 1999-A Class A4
 6.98%, due 12/26/08............           220,000       214,247
                                                     -----------
                                                         897,864
                                                     -----------
----------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
ENERGY SOURCES (0.2%)
PECO Energy Transition Trust
 Series 2000-A Class A2
 7.30%, due 9/1/04..............  $        130,000   $   130,040
                                                     -----------

ENTERTAINMENT (0.1%)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15..............           106,069        70,709
                                                     -----------

EQUIPMENT LOANS (0.4%)
CNH Equipment Trust
 Series 2000-A Class B
 7.32%, due 2/15/07.............           192,812       191,974
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02............            62,081        61,300
                                                     -----------
                                                         253,274
                                                     -----------
LEISURE TIME (0.2%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05.............           160,000       155,646
                                                     -----------
Total Asset-Backed Securities
 (Cost $2,950,287)..............                       2,921,909
                                                     -----------

CONVERTIBLE BONDS (2.2%)

BEVERAGES--SOFT DRINKS (0.4%)
Triarc Companies, Inc.
 (zero coupon), due 2/9/18......         1,100,000       273,625
                                                     -----------

ELECTRONICS--COMPONENTS (0.2%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03............           150,000       133,125
                                                     -----------

GOLD & PRECIOUS METALS MINING (0.7%)
Agnico-Eagle Mines Ltd.
 3.50%, due 1/27/04 (e).........           350,000       234,062
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (f)..........           285,000       233,700
                                                     -----------
                                                         467,762
                                                     -----------
HOTEL/MOTEL (0.2%)
Hilton Hotels Corp.
 5.00%, due 5/15/06.............           225,000       178,031
                                                     -----------

INTERNET SOFTWARE & SERVICES (0.3%)
Digital Island, Inc.
 6.00%, due 2/15/05.............           165,000       118,594

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

INTERNET SOFTWARE & SERVICES (CONTINUED)
Internet Capital Group, Inc.
 5.50%, due 12/21/04............  $        185,000   $   120,944
                                                     -----------
                                                         239,538
                                                     -----------
TELECOMMUNICATIONS (0.4%)
Efficient Networks, Inc.
 5.00%, due 3/15/05 (c).........            75,000        56,250
Premiere Technologies, Inc.
 5.75%, due 7/1/04..............           380,000       237,975
                                                     -----------
                                                         294,225
                                                     -----------
Total Convertible Bonds
 (Cost $1,574,748)..............                       1,586,306
                                                     -----------

CORPORATE BONDS (39.3%)

AIRLINES (0.2%)
Valujet, Inc.
 10.25%, due 4/15/01............           190,000       171,000
                                                     -----------

ALUMINUM (0.2%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06............           180,000       172,800
                                                     -----------
AUTO PARTS & EQUIPMENT (0.2%)
Genetek, Inc.
 11.00%, due 8/1/09.............           165,000       167,063
                                                     -----------

BANKS (0.6%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08..............           380,000       327,750
Chase Manhattan Corp.
 7.875%, due 6/15/10............            70,000        70,033
                                                     -----------
                                                         397,783
                                                     -----------
BANKS--MAJOR REGIONAL (0.3%)
First Union National Bank
 7.875%, due 2/15/10............           125,000       123,155
Wells Fargo & Co.
 7.20%, due 5/1/03..............           120,000       119,588
                                                     -----------
                                                         242,743
                                                     -----------
BEVERAGES--ALCOHOLIC (0.2%)
Joseph E. Seagram & Sons, Inc.
 5.79%, due 4/15/01.............           125,000       123,285
                                                     -----------
BEVERAGES--NON-ALCOHOLIC (0.0%) (b)
Triarc Consumer Products Group,
 L.L.C.
 10.25%, due 2/15/09............            30,000        29,025
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
BROADCAST/MEDIA (1.3%)
CD Radio, Inc.
 14.50%, due 5/15/09............  $        490,000   $   450,800
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.......           140,000        90,300
Turner Broadcasting System, Inc.
 8.375%, due 7/1/13.............           242,000       247,535
Young America Corp.
 Series B
 11.625%, due 2/15/06...........           260,000       164,125
                                                     -----------
                                                         952,760
                                                     -----------
CABLE TV (3.8%)
Adelphia Communications Corp.
 Series B
 9.875%, due 3/1/07.............           440,000       421,300
Cablevision S.A.
 13.75%, due 4/30/07 (c)........           175,000       162,750
Charter Communications Holdings,
 L.L.C.
 (zero coupon), due 4/1/11
 9.92%, beginning 4/1/04........           150,000        85,125
 (zero coupon), due 1/15/10
 11.75%, beginning 1/15/05......           460,000       261,625
 8.625%, due 4/1/09.............           405,000       355,894
Telewest Communications, PLC
 9.875%, due 2/1/10 (c).........           350,000       325,500
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, due 5/15/01............         1,230,000     1,131,600
                                                     -----------
                                                       2,743,794
                                                     -----------
CHEMICALS (0.2%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03............           175,000       104,563
                                                     -----------

CHEMICALS--SPECIALTY (0.4%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09............           160,000       139,200
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10...........           100,000       102,875
Terra Industries, Inc.
 Series B
 10.50%, due 6/15/05............            50,000        30,000
                                                     -----------
                                                         272,075
                                                     -----------
COMMERCIAL SERVICES SPECIALIZED (0.4%)
Building One Services Corp.
 10.50%, due 5/1/09.............           360,000       306,000
                                                     -----------

CONSTRUCTION & HOUSING (0.2%)
Iron Age Corp.
 9.875%, due 5/1/08.............           160,000       105,600
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

COSMETICS/PERSONAL CARE (0.2%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08.............  $        175,000   $   168,000
                                                     -----------

ELECTRIC POWER COMPANIES (0.9%)
CMS Energy Corp. &
 Atlantic Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c)......           500,000       493,750
Western Resources, Inc.
 6.875%, due 8/1/04.............           210,000       184,178
                                                     -----------
                                                         677,928
                                                     -----------
ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric Co.
 7.875%, due 6/1/05.............           200,000       205,614
                                                     -----------

ENGINEERING & CONSTRUCTION (0.1%)
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(g)......           205,000        94,300
                                                     -----------

ENTERTAINMENT (0.9%)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (g)(h).....           160,000            16
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04...........           415,000       355,863
Marvel Enterprises, Inc.
 12.00%, due 6/15/09............           380,000       304,000
                                                     -----------
                                                         659,879
                                                     -----------
FINANCE (0.6%)
ASAT Finance L.L.C.
 12.50%, due 11/1/06 (c)(l1)....               175       224,000
General Electric Capital Corp.
 Series A
 7.00%, due 2/3/03..............           230,000       228,774
                                                     -----------
                                                         452,774
                                                     -----------
FINANCIAL--MISCELLANEOUS (0.3%)
Pacific & Atlantic (Holdings)
 Inc.
 10.50%, due 12/31/07 (c)(i)....           322,265       199,804
                                                     -----------
FOOD & HEALTH CARE DISTRIBUTORS (0.2%)
Bergen Brunswig Corp.
 7.375%, due 1/15/03............           190,000       164,341
                                                     -----------
GAMING, LOTTERY & PARI-MUTUELS (2.3%)
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07.............           260,000       258,700

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
GAMING, LOTTERY & PARI-MUTUELS (CONTINUED)
Las Vegas Sands, Inc. &
 Venetian Casino Resorts, L.L.C.
 12.25%, due 11/15/04...........  $        270,000   $   272,700
Mandalay Resort Group
 7.625%, due 7/15/03............           165,000       135,300
Penn National Gaming, Inc.
 10.625%, due 12/15/04..........           625,000       681,250
President Casinos, Inc.
 12.00%, due 9/15/01
 (c)(h)(j)......................            47,000        37,600
 13.00%, due 9/15/01 (h)........            94,000        45,120
Station Casinos. Inc.
 9.875%, due 7/1/10 (c).........           180,000       182,592
                                                     -----------
                                                       1,613,262
                                                     -----------
HEALTH CARE--DRUGS (0.2%)
MedPartners, Inc.
 7.375%, due 10/1/06............           160,000       133,600
                                                     -----------

HEALTH CARE--HOSPITAL MANAGEMENT (0.7%)
HCA--The Healthcare Corp.
 7.50%, due 11/15/95............           455,000       342,375
Magellan Health Services, Inc.
 9.00%, due 2/15/08.............           265,000       133,825
                                                     -----------
                                                         476,200
                                                     -----------
HEALTH CARE--MANAGED CARE (1.0%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02.............           445,000       433,875
Team Health, Inc.
 Series B
 12.00%, due 3/15/09............           370,000       310,800
                                                     -----------
                                                         744,675
                                                     -----------
HEALTH CARE--MEDICAL PRODUCTS (0.3%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03......           385,000        58,712
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09...........           160,000       152,000
                                                     -----------
                                                         210,712
                                                     -----------
HEALTH CARE--SERVICES (1.1%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05.............           545,000       436,000
Quest Diagnostics, Inc.
 10.75%, due 12/15/06...........           355,000       367,425
                                                     -----------
                                                         803,425
                                                     -----------
HOMEBUILDING (0.3%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (f)(i).....           237,179       224,134
 14.50%, due 2/15/09
   (c)(f)(i)....................               103            97
                                                     -----------
                                                         224,231
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

HOSPITALS/NURSING HOMES/HEALTH CARE (0.3%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08............  $        250,000   $    62,500
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03.......           560,000       100,800
MultiCare Companies, Inc. (The)
 9.00%, due 8/1/07 (g)..........           280,000        16,800
                                                     -----------
                                                         180,100
                                                     -----------
HOTEL/MOTEL (0.4%)
Florida Partners Holdings, Inc.
 9.875%, due 4/15/09............           275,000       257,812
                                                     -----------
INDUSTRIAL COMPONENTS (1.1%)
Cellco Finance N.V.
 12.75%, due 8/1/05 (c).........           350,000       364,875
Morris Materials Handling, Inc.
 9.50%, due 4/1/08 (g)(h).......           260,000        33,800
Tanaska Georgia Partners L.P.
 9.50%, due 2/1/30 (c)..........           200,000       202,714
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.......           500,000       180,000
                                                     -----------
                                                         781,389
                                                     -----------
INSURANCE--MULTI-LINE (0.3%)
Willis Corroon Group, PLC
 9.00%, due 2/1/09..............           230,000       193,200
                                                     -----------
INTERNET SOFTWARE & SERVICES (1.0%)
Exodus Communications, Inc.
 11.25%, due 7/1/08.............           170,000       168,300
 11.625%, due 7/15/10 (c).......           265,000       267,319
PSINet, Inc.
 11.00%, due 8/1/09.............            40,000        37,000
 11.50%, due 11/1/08............           240,000       225,600
                                                     -----------
                                                         698,219
                                                     -----------
INVESTMENT BANK/BROKERAGE (1.4%)
Donaldson, Lufkin & Jenrette,
 Inc.
 6.50%, due 6/1/08..............           175,000       158,142
LaBranche & Co., Inc.
 9.50%, due 8/15/04.............           360,000       345,600
Lehman Brothers Holdings, Inc.
 8.25%, due 6/15/07.............           195,000       195,024
Morgan Stanley Dean Witter & Co.
 Series C
 7.375%, due 4/15/03............           295,000       294,864
                                                     -----------
                                                         993,630
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
LEISURE TIME (0.5%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07...........  $        370,000   $   334,850
                                                     -----------

MACHINERY-DIVERSIFIED (0.1%)
Deere & Co.
 8.10%, due 5/15/30.............            80,000        80,727
                                                     -----------

MANUFACTURING--SPECIALIZED (0.6%)
Desa International, Inc.
 9.875%, due 12/15/07...........           495,000       396,000
                                                     -----------

OIL--INTEGRATED DOMESTIC (0.3%)
Queens Sand Resources, Inc.
 12.50%, due 7/1/08.............           590,000       224,937
                                                     -----------

OIL & GAS--EXPLORATION & PRODUCTION (0.2%)
Petro Stopping Centers Holdings
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.......           335,000       127,300
                                                     -----------

OIL & GAS--WELL EQUIPMENT & SERVICES (0.2%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05 (g)(h)......           335,000       167,500
                                                     -----------

PAPER & FOREST PRODUCTS (0.2%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13.............           185,000       168,350
                                                     -----------

PUBLISHING (0.6%)
General Media, Inc.
 10.625%, due 12/31/00..........            65,000        52,000
Regional Independent Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03......    L      330,000       389,886
                                                     -----------
                                                         441,886
                                                     -----------
REAL ESTATE (1.0%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07.............  $        630,000       510,702
United Dominion Realty Trust,
 Inc.
 8.625%, due 3/15/03............           200,000       200,326
                                                     -----------
                                                         711,028
                                                     -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (1.8%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06.............           200,000       170,000
Garden State Holdings, Inc.
 7.125%, due 8/1/05.............           200,000       178,498
Health Care Property Investors,
 Inc.
 7.05%, due 1/15/02.............           355,000       346,171

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE--INVESTMENT/MANAGEMENT (CONTINUED)
Hospitality Properties Trust
 7.00%, due 3/1/08..............  $        225,000   $   194,776
LNR Property Corp.
 Series B
 9.375%, due 3/15/08............           230,000       198,950
Pinnacle Holdings, Inc.
 (zero coupon), due 3/15/08
 10.00%, beginning 3/15/03......           260,000       179,400
                                                     -----------
                                                       1,267,795
                                                     -----------
RESTAURANTS (1.2%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08............           640,000       428,800
CKE Restaurants, Inc.
 9.125%, due 5/1/09.............           195,000       130,650
FRI-MRD Corp.
 15.00%, due 1/24/02 (c)(i).....           320,000       313,600
                                                     -----------
                                                         873,050
                                                     -----------
RETAIL--DEPARTMENT (0.1%)
May Department Stores Co.
 8.75%, due 5/15/29.............            55,000        59,035
                                                     -----------

RETAIL--GENERAL MERCHANDISE (0.1%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09............           110,000       107,513
                                                     -----------

RETAIL--SPECIALTY (0.1%)
Musicland Group, Inc.
 9.00%, due 6/15/03.............           100,000        90,500
                                                     -----------

SPECIALTY PRINTING (0.3%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05.............           230,000       233,450
                                                     -----------

TECHNOLOGY (0.4%)
Electronic Retailing Systems
 International, Inc.
 13.25%, due 2/1/04 (g).........           235,000        49,350
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09 (c)......           240,000       206,400
                                                     -----------
                                                         255,750
                                                     -----------
TELECOMMUNICATIONS (7.0%)
Colo.com
 13.875%, due 3/15/10 (l2)......               115       123,625
Global Telesystems Group, Inc.
 11.00%, due 12/1/09............  E        325,000       253,501
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05............  $        525,000       252,000

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
ICG Services, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03.......  $        870,000   $   443,700
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03......           540,000       280,800
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (g)(h)......           275,000       159,500
 15.00%, due 8/1/05
   (g)(h)(l3)...................               100        58,000
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (c)........           350,000       311,500
Level 3 Communications, Inc.
 10.75%, due 3/15/08 (c)........  E        150,000       137,319
NATG Holdings L.L.C. & Orius
 Corp.
 12.75%, due 2/1/10 (c).........  $        355,000       365,650
NTL Communications Corp.
 9.875%, due 11/15/09...........  E        245,000       207,754
NTL, Inc.
 Series A
 12.75%, due 4/15/05............  $        830,000       844,525
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02......           580,000       237,800
PageMart Nationwide, Inc.
 15.00%, due 2/1/05.............           180,000       172,350
RCN Corp.
 Series B
 (zero coupon), due 10/15/07
 11.125%, beginning 10/15/02....           470,000       293,750
 10.00%, due 10/15/07...........           105,000        88,987
 10.125%, due 1/15/10...........            90,000        74,925
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07...........           180,000       167,400
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01.....           310,000        62,000
360networks, Inc.
 13.00%, due 5/1/08 (c).........            90,000        90,000
Versatel Telecom International
 N.V.
 11.25%, due 3/30/10 (c)........  E        275,000       246,822
Williams Communications Group,
 Inc.
 10.875%, due 10/1/09...........  $        175,000       171,063
                                                     -----------
                                                       5,042,971
                                                     -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (1.0%)
Centennial Cellular Corp.
 10.75%, due 12/15/08...........           175,000       169,969
Crown Castle International Corp.
 9.00%, due 5/15/11.............           200,000       184,500
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03.....           180,000       117,000
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03.......           195,000        83,850

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS--CELLULAR/WIRELESS (CONTINUED)
Ubiquitel Operating Co.
 (zero coupon), due 4/15/10
 14.00%, beginning 4/15/05
 (c)(l4)........................  $            225   $   130,219
                                                     -----------
                                                         685,538
                                                     -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.4%)
Nextel Communications, Inc.
 9.375%, due 11/15/09...........           280,000       267,400
                                                     -----------

TELEPHONE (0.5%)
Deutsche Telekom International
 Finance B.V.
 8.25%, due 6/15/30.............           175,000       177,726
WorldCom, Inc.
 8.25%, due 5/15/10.............           195,000       199,891
                                                     -----------
                                                         377,617
                                                     -----------
TOBACCO (0.3%)
Standard Commercial Corp.
 8.875%, due 8/1/05.............           225,000       180,000
                                                     -----------

UTILITIES--ELECTRIC & GAS (0.3%)
National Rural Utilities
 Cooperative Finance Corp.
 7.375%, due 2/10/03............           200,000       200,668
                                                     -----------

UTILITY--GAS (0.2%)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c)........           400,000       160,000
                                                     -----------
Total Corporate Bonds
 (Cost $30,913,729).............                      28,175,451
                                                     -----------

FOREIGN BONDS (22.5%)

ARGENTINA (0.6%)
Republic Of Argentina
 7.30%, due 5/14/01.............    E      463,000       439,259
                                                     -----------
DENMARK (0.6%)
Kingdom of Denmark
 6.00%, due 11/15/09............    DK   1,645,000       215,813
 7.00%, due 12/15/04............         1,544,000       207,126
                                                     -----------
                                                         422,939
                                                     -----------
FINLAND (0.6%)
Finnish Government
 5.75%, due 2/23/11.............    E      432,000   $   424,633
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------

FRANCE (1.0%)
France Obligations Assimilables
 du Tresor
 4.00%, due 4/25/09.............    E      210,000   $   182,182
 5.50%, due 4/25/10.............           570,000       552,411
                                                     -----------
                                                         734,593
                                                     -----------
GERMANY (3.8%)
Bundesobligation
 Series 123
 4.50%, due 5/17/02 (k).........           500,000       475,273
 Series 127
 4.50%, due 5/19/03 (k).........         1,200,000     1,135,996
 Series 125
 5.00%, due 11/12/02............           500,000       479,537
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08..............           163,000       156,580
 5.625%, due 1/4/28.............           492,000       477,714
                                                     -----------
                                                       2,725,100
                                                     -----------
GREECE (0.5%)
Hellenic Republic
 6.30%, due 1/29/09.............   GRD 123,300,000       355,375
                                                     -----------

ITALY (1.1%)
Buoni Poliennali del Tesoro
 6.50%, due 11/1/27.............    E      411,000       423,375
 8.50%, due 1/1/04..............           322,000       339,628
                                                     -----------
                                                         763,003
                                                     -----------
JAPAN (6.9%)
Deutsche Telekom International
 Finance B.V.
 1.50%, due 6/15/05.............    Y   35,000,000       330,487
International Business Machines
 Corp.
 0.90%, due 4/14/03.............        34,000,000       320,562
Japanese Government
 Series 214
 1.80%, due 9/21/09.............       160,200,000     1,518,441
 Series 45
 2.40%, due 3/20/20.............        35,000,000       345,660
 Series 182
 3.00%, due 9/20/05.............       163,500,000     1,680,911
 Series 145
 5.50%, due 3/20/02.............        73,400,000       753,431
                                                     -----------
                                                       4,949,492
                                                     -----------
NETHERLANDS (0.8%)
Netherlands Government
 3.75%, due 7/15/09.............    E      700,000       596,200
                                                     -----------

NORWAY (0.2%)
Norwegian Government
 9.50%, due 10/31/02............    NK   1,381,000       169,675
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
FOREIGN BONDS (CONTINUED)

SPAIN (1.4%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04.............  E        684,000   $   638,437
 5.15%, due 7/30/09.............           415,000       387,661
                                                     -----------
                                                       1,026,098
                                                     -----------
UNITED KINGDOM (1.8%)
United Kingdom Treasure Bonds
 6.00%, due 12/7/28.............  L        222,000       417,584
 6.75%, due 11/26/04............           135,000       213,163
 9.00%, due 10/13/08............           360,000       670,841
                                                     -----------
                                                       1,301,588
                                                     -----------
UNITED STATES (3.2%)
British Telecommunications PLC
 6.615%, due 2/27/01 (e)........  $        200,000       199,980
Innova S de R.L.
 12.875%, due 4/1/07 (e)........           130,000       119,925
Republic Of Argentina
 12.00%, due 2/1/20.............           100,000        93,000
Republic of Brazil
 10.125%, due 5/15/27...........           275,000       216,563
 11.625%, due 4/15/04...........           615,000       621,919
Republic of Venezuela
 9.25%, due 9/15/27.............           293,000       193,014
State Of Qatar (The)
 9.75%, due 6/15/30 (c).........           125,000       122,812
United Mexican States
 9.875%, due 2/1/10.............           375,000       390,938
 11.50%, due 5/15/26............           250,000       300,000
                                                     -----------
                                                       2,258,151
                                                     -----------
Total Foreign Bonds
 (Cost $16,909,863).............                      16,166,106
                                                     -----------
LOAN ASSIGNMENTS & PARTICIPATIONS (0.0%) (b)

HOSPITALS/NURSING HOME/HEALTH CARE (0.0%) (b)
Genesis Health Ventures, Inc.
 Bank debt, Term Loan B
 10.25%, due 9/30/04
 (d)(j)(g)......................            26,054        16,024
 Bank debt, Term Loan C
 10.50%, due 6/1/05 (d)(j)(g)...            25,740        15,830
Multicare Companies, Inc. (The)
 Bank debt, Term Loan B
 10.75%, due 9/30/04
   (d)(j)(g)....................            23,351        13,077
 Bank debt, Term Loan C
 11.00%, due 6/1/05 (d)(j)(g)...             7,684         4,303
                                                     -----------
                                                          49,234
                                                     -----------
Total Loan Assignments &
 Participations
 (Cost $49,689).................                          49,234
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (1.3%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.3%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 8/15/08.............  $         65,000   $    60,834
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1995-C2 Class A1
 6.803%, due 6/15/21 (d)........           465,786       458,995
Salomon Brothers
 Mortgage Securities VII, Inc.
 Series 2000-FL1 Class A
 6.945%, due 4/5/01 (d).........           225,535       225,602
 Series 2000-C1 Class A1
 7.46%, due 11/18/08............           165,000       165,196
                                                     -----------
                                                         910,627
                                                     -----------
Total Mortgage-Backed Securities
 (Cost $923,190)................                         910,627
                                                     -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (15.5%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.4%)
 5.125%, due 2/13/04............         1,090,000     1,024,404
                                                     -----------

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (4.1%)
 6.50%, due 12/1/27-4/1/29......         1,114,217     1,052,233
 7.50%, due 10/1/29.............         1,331,435     1,312,302
 7.50%, due 7/17/30 TBA (m).....           355,000       349,899
 8.50%, due 7/17/30 TBA (m).....           240,000       244,500
                                                     -----------
                                                       2,958,934
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE PASS-
 THROUGH SECURITIES) (4.6%)
 6.50%, due 7/15/28-5/15/29.....         2,026,610     1,925,279
 6.50%, due 8/23/30 TBA (m).....           265,000       251,419
 7.00%, due 7/24/30 TBA (m).....           390,000       379,033
 7.50%, due 12/15/23-11/25/28...           695,667       691,372
                                                     -----------
                                                       3,247,103
                                                     -----------
UNITED STATES TREASURY BONDS (4.5%)
 6.00%, due 2/15/26.............            25,000        24,481
 6.25%, due 8/15/23-5/15/30.....         1,375,000     1,406,394
 8.75%, due 8/15/20.............           385,000       494,964
 10.375%, due 11/15/09..........           135,000       154,597
 11.25%, due 2/15/15............           595,000       875,763
 12.00%, due 8/15/13............           200,000       270,000
                                                     -----------
                                                       3,226,199
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

UNITED STATES TREASURY NOTES
 (0.9%)
 4.75%, due 11/15/08............  $        190,000   $   172,543
 5.25%, due 8/15/03.............           200,000       193,874
 7.00%, due 7/15/06.............           255,000       264,162
                                                     -----------
                                                         630,579
                                                     -----------
Total U.S. Government & Federal
 Agencies
 (Cost $11,157,910).............                      11,087,219
                                                     -----------
YANKEE BONDS (7.2%)

BANKS--MONEY CENTER (0.1%)
Barclays Bank, PLC
 7.40%, due 12/15/09............           105,000       102,311
                                                     -----------

BROADCAST/MEDIA (0.1%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04............           150,000        54,000
                                                     -----------

CABLE TV (1.6%)
Rogers Cablesystem Ltd.
 10.00%, due 12/1/07............           305,000       311,863
 10.125%, due 9/1/12............           165,000       168,712
United Pan-Europe Communications
 N.V.
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.......            50,000        25,125
 10.875%, due 8/1/09............           775,000       674,250
                                                     -----------
                                                       1,179,950
                                                     -----------
CHEMICALS (0.6%)
Octel Developments, PLC
 10.00%, due 5/1/06.............           490,000       448,350
                                                     -----------

CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00
   (g)(h).......................           415,000         3,112
                                                     -----------
FINANCIAL--DIVERSIFIED (0.2%)
Tembec Finance Corp.
 9.875%, due 9/30/05............           170,000       170,850
                                                     -----------
GOLD & PRECIOUS METALS MINING (0.3%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27.............           115,000        68,713
Great Central Mines Ltd.
 8.875%, due 4/1/08.............           210,000       170,100
                                                     -----------
                                                         238,813
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
HOTEL/MOTEL (0.3%)
Sun International Hotels Ltd.
 9.00%, due 3/15/07.............  $        230,000   $   214,188
                                                     -----------

MANUFACTURING--DIVERSIFIED (0.4%)
Tyco International Group S.A.
 6.25%, due 6/15/03.............           260,000       248,063
                                                     -----------

OIL & GAS--WELL EQUIPMENT & SERVICES (0.4%)
Petroleum Geo-Services ASA
 7.425%, due 3/20/02 (d)........           255,000       254,719
                                                     -----------

REAL ESTATE--INVESTMENT/MANAGEMENT (0.3%)
Intrawest Corp.
 10.50%, due 2/1/10.............           235,000       239,700
                                                     -----------

RESIDENTIAL MORTGAGE LOANS (0.4%)
Abbey National, PLC
 7.95%, due 10/26/29............           275,000       271,931
                                                     -----------

STEEL (0.2%)
Algoma Steel, Inc.
 12.375%, due 7/15/05...........           165,000       143,550
                                                     -----------

TELECOMMUNICATIONS (0.5%)
Flag Telecom Holding Ltd.
 11.625%, due 3/30/10...........           185,000       179,450
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07............           200,000       171,000
                                                     -----------
                                                         350,450
                                                     -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.5%)
Millicom International Cellular, S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.......           415,000       352,750
                                                     -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.5%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04......           535,000       192,600
 9.375%, due 5/15/09............           220,000       135,300
                                                     -----------
                                                         327,900
                                                     -----------
TRANSPORTATION--MISCELLANEOUS (0.2%)
Stena Line AB
 10.50%, due 12/15/05...........           120,000       117,600
                                                     -----------

TRANSPORTATION--SHIPPING (0.6%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (g)........           411,800       102,950

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
YANKEE BONDS (CONTINUED)

TRANSPORTATION--SHIPPING (CONTINUED)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08............  $         55,000   $    34,650
 10.50%, due 7/1/03.............            90,000        75,600
 10.75%, due 10/15/06...........           270,000       202,500
                                                     -----------
                                                         415,700
                                                     -----------
Total Yankee Bonds
 (Cost $5,751,905)..............                       5,133,937
                                                     -----------

Total Long-Term Bonds
 (Cost $70,231,321).............                      66,030,789
                                                     -----------
                                       SHARES
                                  ----------------
COMMON STOCKS (0.2%)

FINANCE (0.1%)
AMC Financial, Inc. (a).........            22,040        66,120
                                                     -----------
HEALTH & PERSONAL CARE (0.0%)
 (B)
General Healthcare Group Ltd.
 (a)(n).........................                25         1,135
                                                     -----------

TECHNOLOGY (0.1%)
Metawave Communications Corp.
 (a)(c)(j)(o)...................             3,187        85,053
                                                     -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%) (b)
International Wireless
 Communications
 Holdings, Inc. (a).............            22,964         3,674
                                                     -----------
Total Common Stock
 (Cost $477,445)................                         155,982
                                                     -----------

PREFERRED STOCKS (2.5%)

BROADCAST/MEDIA (0.5%)
Paxson Communications Corp.
 12.50% (p).....................               350       350,000
                                                     -----------

CHEMICALS--SPECIALTY (0.1%)
Hercules Trust II
 6.50% (l5).....................               180        97,875
                                                     -----------

FINANCIAL SERVICES (0.6%)
North Atlantic Trading Co.
 12.00% (p).....................            20,991       440,815
                                                     -----------

                                       SHARES           VALUE
----------------------------------------------------------------

FINANCIAL--MISCELLANEOUS (0.2%)
Pacific & Atlantic (Holdings), Inc.
 7.50%, Class A (p).............            19,336   $   111,182
                                                     -----------

OIL & GAS--WELL EQUIPMENT & SERVICES (0.5%)
R & B Falcon Corp.
 13.875% (p)....................               334       376,866
                                                     -----------

TELECOMMUNICATIONS (0.3%)
ICG Holdings, Inc.
 14.25% (p).....................               237       205,858
                                                     -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.3%)
Nextel Communications, Inc.
 13.00%, Series D (p)...........               178       190,460
                                                     -----------
Total Preferred Stocks
 (Cost $1,696,848)..............                       1,773,056
                                                     -----------

WARRANTS (0.0%) (b)

FINANCIAL SERVICES (0.0%) (b)
North Atlantic Trading Co.
 expire 6/15/07 (a)(c)..........                16             0(q)
                                                     -----------

FOOD & HOUSEHOLD PRODUCTS (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c).........               150             2
                                                     -----------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)..............               152             8
 Preferred Rights (a)...........            36,189        18,094
                                                     -----------
                                                          18,102
                                                     -----------
OIL & GAS--EXPLORATION & PRODUCTION (0.0%) (b)
Petro Stopping Centers
 Holding L.P. (a)(c)............               335        16,750
                                                     -----------

TELECOMMUNICATIONS (0.0%) (b)
Telehub Communications Corp.
 expire 7/31/05 (a)(c)..........               310             3
                                                     -----------
Total Warrants
 (Cost $25,961).................                          34,857
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.8%)

COMMERCIAL PAPER (5.3%)
American Express Credit Corp.
 6.88%, due 7/3/00..............  $      1,415,000   $ 1,414,459
Deutsche Bank Financial, Inc.
 6.54%, due 7/17/00.............         1,400,000     1,395,919
Prudential Funding Corp.
 6.54% due 7/6/00...............         1,000,000       999,089
                                                     -----------
Total Commercial Paper
 (Cost $3,809,467)..............                       3,809,467
                                                     -----------

SHORT-TERM LOAN ASSIGNMENT (0.5%)

TEXTILES--HOME FURNISHINGS (0.5%)
Synthetic Industries, Inc.
 Bridge Loan
 14.00%, due 12/14/00 (d)(j)....           355,000       340,800
                                                     -----------
Total Short-Term Loan Assignment
 (Cost $352,306)................                         340,800
                                                     -----------
Total Short-Term Investments
 (Cost $4,161,773)..............                       4,150,267
                                                     -----------
Total Investments
 (Cost $76,593,348) (r).........             100.6%   72,144,951(s)
Liabilities in Excess of
 Cash and Other Assets..........              (0.6)     (460,801)
                                              ----   -----------
Net Assets......................             100.0%  $71,684,150
                                              ====   ===========

----------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at June 30, 2000.
(e)   Yankee bond.
(f) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(g)   Issue in default.
(h)   Issuer in bankruptcy.
(i) CIK ('Cash in Kind')--interest payment is made with cash or additional securities.
(j)   Restricted security.
(k)   Segregated as collateral for forward contracts.
(l1) 175 Units--each unit reflects $1,000 principal amount of 12.50% Senior Notes plus 1 warrant to acquire 2.3944 shares of ASAT Holding Corp. common stock at $18.60 per share at a future date.
(l2) 115 Units--each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire 19.9718 shares of common stock at $0.01 per share at a future date.
(l3) 100 Units--each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire 19.85 shares of common stock at $13.20 per share at a future date.
(l4) 225 Units--each unit reflects $1,000 principal amount of zero coupon, due 4/15/10 14.00% beginning 4/15/05 Senior Discounted Notes plus 1 warrant to acquire 5.965 shares of common stock at $22.74 per share at a future date.
(l5) 180 Units--each unit reflects 1 Preferred Share plus 1 warrant to acquire 23.4192 shares of common stock at $42.70 per share at a future date.
(m) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual amount and the maturity date will be determined upon settlement.
(n)   British security.
(o)   Illiquid security.
(p) PIK ("Payment in Kind")--dividend payment is made with additional securities.
(q)   Security has a market value of less than one dollar.
(r)   The cost for federal income tax purposes is $76,618,557.
(s) At June 30, 2000, net unrealized depreciation was $4,473,606, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,261,644 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,735,250.

     DK  --Security denominated in Danish Krone.
     E   --Security denominated in Euro.
     GRD --Security denominated in Greek Rand.
     Y   --Security denominated in Japanese Yen.
     NK  --Security denominated in Norwegian Krone.
     L   --Security denominated in Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $76,593,348)..............................................       $72,144,951
Cash........................................................           241,373
Cash denominated in foreign currencies (identified cost
  $285,397).................................................           288,856
Receivables:
  Investment securities sold................................         1,971,525
  Dividends and interest....................................         1,504,875
  Fund shares sold..........................................           102,520
Unrealized appreciation on foreign currency forward
  contracts.................................................           178,680
Unamortized organization expense............................            69,301
                                                                   -----------
        Total assets........................................        76,502,081
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         4,070,269
  Fund shares redeemed......................................            93,033
  NYLIFE Distributors.......................................            47,024
  MainStay Management.......................................            37,414
  Transfer agent............................................            27,049
  Custodian.................................................            16,918
  Trustees..................................................               517
Accrued expenses............................................            45,588
Unrealized depreciation on foreign currency forward
  contracts.................................................            47,668
Dividend payable............................................           432,451
                                                                   -----------
        Total liabilities...................................         4,817,931
                                                                   -----------
Net assets..................................................       $71,684,150
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    21,456
  Class B...................................................            57,873
  Class C...................................................             1,122
Additional paid-in capital..................................        80,833,030
Accumulated distribution in excess of net investment
  income....................................................          (203,404)
Accumulated net realized loss on investments................        (3,677,635)
Accumulated net realized loss on foreign currency
  transactions..............................................        (1,057,161)
Net unrealized depreciation on investments..................        (4,448,397)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           157,266
                                                                   -----------
Net assets..................................................       $71,684,150
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,129,393
                                                                   ===========
Shares of beneficial interest outstanding...................         2,145,571
                                                                   ===========
Net asset value per share outstanding.......................       $      8.92
Maximum sales charge (4.50% of offering price)..............              0.42
                                                                   -----------
Maximum offering price per share outstanding................       $      9.34
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $51,555,410
                                                                   ===========
Shares of beneficial interest outstanding...................         5,787,330
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.91
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   999,347
                                                                   ===========
Shares of beneficial interest outstanding...................           112,180
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.91
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   122,787
  Interest..................................................    3,346,686
                                                              -----------
    Total income............................................    3,469,473
                                                              -----------
Expenses:
  Management................................................      223,725
  Distribution--Class B.....................................      203,921
  Distribution--Class C.....................................        3,197
  Service--Class A..........................................       24,187
  Service--Class B..........................................       67,966
  Service--Class C..........................................        1,066
  Transfer agent............................................       83,237
  Amortization of organization expense......................       20,781
  Custodian.................................................       20,016
  Professional..............................................       15,610
  Shareholder communication.................................       15,415
  Recordkeeping.............................................       14,087
  Registration..............................................       13,825
  Trustees..................................................          883
  Miscellaneous.............................................       15,656
                                                              -----------
    Total expenses..........................................      723,572
                                                              -----------
Net investment income.......................................    2,745,901
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (1,077,047)
  Option transactions.......................................      (60,471)
  Foreign currency transactions.............................     (996,690)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (2,134,208)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................     (338,454)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       57,684
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................     (280,770)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (2,414,978)
                                                              -----------
Net increase in net assets resulting from operations........  $   330,923
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                  Six months      Year ended
                                                                    ended        December 31,
                                                                June 30, 2000*       1999
                                                                --------------   ------------
  DECREASE IN NET ASSETS:
  Operations:
    Net investment income.....................................   $  2,745,901    $  5,429,598
    Net realized loss on investments and foreign currency
      transactions............................................     (2,134,208)     (2,428,256)
    Net change in unrealized appreciation (depreciation) on
      investments and foreign currency transactions...........       (280,770)     (1,600,170)
                                                                 ------------    ------------
    Net increase in net assets resulting from operations......        330,923       1,401,172
                                                                 ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income:
      Class A.................................................       (751,087)     (1,474,306)
      Class B.................................................     (1,879,271)     (3,890,931)
      Class C.................................................        (30,861)        (53,613)
    From net realized gain on investments:
      Class A.................................................             --         (62,986)
      Class B.................................................             --        (190,675)
      Class C.................................................             --          (4,445)
    In excess of net investment income:
      Class A.................................................             --         (78,380)
      Class B.................................................             --        (206,856)
      Class C.................................................             --          (2,850)
    Return of capital:
      Class A.................................................             --          (8,263)
      Class B.................................................             --         (21,808)
      Class C.................................................             --            (301)
                                                                 ------------    ------------
        Total dividends and distributions to shareholders.....     (2,661,219)     (5,995,414)
                                                                 ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Class A.................................................      3,407,302       7,709,221
      Class B.................................................      3,065,109      11,871,088
      Class C.................................................        332,329      16,212,542
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Class A.................................................        494,389       1,238,997
      Class B.................................................      1,165,901       3,322,612
      Class C.................................................         16,300          49,153
                                                                 ------------    ------------
                                                                    8,481,330      40,403,613
    Cost of shares redeemed:
      Class A.................................................     (4,094,246)     (9,468,036)
      Class B.................................................    (10,617,015)    (18,455,175)
      Class C.................................................        (90,074)    (15,519,130)
                                                                 ------------    ------------
        Decrease in net assets derived from capital share
         transactions.........................................     (6,320,005)     (3,038,728)
                                                                 ------------    ------------
        Net decrease in net assets............................     (8,650,301)     (7,632,970)
  NET ASSETS:
  Beginning of period.........................................     80,334,451      87,967,421
                                                                 ------------    ------------
  End of period...............................................   $ 71,684,150    $ 80,334,451
                                                                 ============    ============
  Accumulated distribution in excess of net investment income
    at end of period..........................................   $   (203,404)   $   (288,086)
                                                                 ============    ============

-------
 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                   Class A
                                                       ----------------------------------------------------------------
                                                       Six months                                          February 28*
                                                         ended          Year ended        Year ended         through
                                                        June 30,       December 31,      December 31,      December 31,
                                                         2000+             1999              1998              1997
                                                       ----------      ------------      ------------      ------------
Net asset value at beginning of period...........       $  9.20          $  9.71           $  9.91           $ 10.00
                                                        -------          -------           -------           -------
Net investment income............................          0.36             0.67              0.60              0.54
Net realized and unrealized gain (loss) on
  investments....................................         (0.17)           (0.45)            (0.09)             0.07
Net realized and unrealized gain (loss) on
  foreign currency transactions..................         (0.12)            0.00(b)          (0.01)             0.05
                                                        -------          -------           -------           -------
Total from investment operations.................          0.07             0.22              0.50              0.66
                                                        -------          -------           -------           -------
Less dividends and distributions:
  From net investment income.....................         (0.35)           (0.66)            (0.69)            (0.54)
  From net realized gain on investments..........            --            (0.03)               --             (0.21)
  In excess of net investment income.............            --            (0.04)            (0.01)               --
  Return of capital..............................            --            (0.00)(b)            --                --
                                                        -------          -------           -------           -------
Total dividends and distributions................         (0.35)           (0.73)            (0.70)            (0.75)
                                                        -------          -------           -------           -------
Net asset value at end of period.................       $  8.92          $  9.20           $  9.71           $  9.91
                                                        =======          =======           =======           =======
Total investment return(a).......................          0.81%            2.30%             5.17%             6.62%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income........................          7.92%++          6.97%             6.14%             6.46%++
    Net expenses.................................          1.39%++          1.34%             1.38%             1.15%++
    Expenses (before reimbursement)..............          1.39%++          1.34%             1.42%             1.49%++
Portfolio turnover rate..........................           112%             244%              325%              323%
Net assets at end of period (in 000's)...........       $19,129          $19,922           $21,603           $18,922

-------
 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                            Class C
    -------------------------------------------------------   ------------------------------------------
    Six months                                 February 28*   Six months                  September 1**
      ended       Year ended     Year ended      through        ended       Year ended       through
     June 30,    December 31,   December 31,   December 31,    June 30,    December 31,    December 31,
      2000+          1999           1998           1997         2000+          1999            1998
    ----------   ------------   ------------   ------------   ----------   ------------   --------------
     $  9.19       $  9.70        $  9.91        $ 10.00       $  9.19       $  9.70         $  9.59
     -------       -------        -------        -------       -------       -------         -------
        0.32          0.60           0.54           0.48          0.32          0.60            0.21
       (0.17)        (0.45)         (0.11)          0.07         (0.17)        (0.45)           0.10
       (0.12)         0.00(b)       (0.01)          0.05         (0.12)         0.00(b)         0.01
     -------       -------        -------        -------       -------       -------         -------
        0.03          0.15           0.42           0.60          0.03          0.15            0.32
     -------       -------        -------        -------       -------       -------         -------
       (0.31)        (0.60)         (0.62)         (0.48)        (0.31)        (0.60)          (0.21)
          --         (0.03)            --          (0.21)           --         (0.03)             --
          --         (0.03)         (0.01)            --            --         (0.03)          (0.00)(b)
          --         (0.00)(b)         --             --            --         (0.00)(b)          --
     -------       -------        -------        -------       -------       -------         -------
       (0.31)        (0.66)         (0.63)         (0.69)        (0.31)        (0.66)          (0.21)
     -------       -------        -------        -------       -------       -------         -------
     $  8.91       $  9.19        $  9.70        $  9.91       $  8.91       $  9.19         $  9.70
     =======       =======        =======        =======       =======       =======         =======
        0.40%         1.54%          4.35%          6.02%         0.40%         1.54%           3.41%
        7.17%++       6.22%          5.39%          5.71%++       7.17%++       6.22%           5.39%++
        2.14%++       2.09%          2.13%          1.90%++       2.14%++       2.09%           2.13%++
        2.14%++       2.09%          2.17%          2.24%++       2.14%++       2.09%           2.13%++
         112%          244%           325%           323%          112%          244%            325%
     $51,556       $59,645        $66,273        $43,872       $   999       $   768         $    91

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to a greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements unaudited

the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract

MainStay Strategic Income Fund

at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2000:

                                                       Contract         Contract       Unrealized
                                                        Amount           Amount      Appreciation/
                                                         Sold          Purchased     (Depreciation)
                                                    ---------------   ------------   --------------
Foreign Currency Sale Contracts
-------------------------------
Canadian Dollar vs. U.S. Dollar, expiring
  8/28/00.........................................  C$        95,000  $     63,249      $   (958)
Danish Krone vs. U.S. Dollar, expiring 8/22/00....  DK     1,105,000  $    133,454        (8,878)
Euro vs. Pound Sterling, expiring 8/4/00..........  E        225,038  L    135,000       (11,704)
Euro vs. U.S. Dollar, expiring 9/7/00.............  E        698,000  $    661,997       (10,021)
Pound Sterling vs. Euro, expiring 8/4/00..........  L        432,855  E    718,333        34,441
Pound Sterling vs. U.S. Dollar, expiring 8/4/00...  L        400,000  $    624,332        18,349
Pound Sterling vs. U.S. Dollar, expiring
  8/31/00.........................................  L        217,300  $    321,067        (8,288)
Norwegian Krone vs. U.S. Dollar, expiring
  9/22/00.........................................  NK     1,547,000   $   179,279        (1,675)
                                                       Contract         Contract
                                                        Amount           Amount
                                                       Purchased          Sold
                                                    ---------------   ------------
Foreign Currency Buy Contracts
------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  8/18/00.........................................  A$       217,700  $    125,515         5,299
Canadian Dollar vs. U.S. Dollar, expiring
  8/28/00.........................................  C$       990,000  $    670,278        (1,170)
Euro vs. U.S. Dollar, expiring 8/4/00.............  E      2,280,827  $  2,097,030        94,465
Japanese Yen vs. U.S. Dollar, expiring 8/31/00....  Y    175,000,000  $  1,653,439        19,589
Pound Sterling vs. U.S. Dollar, expiring 8/4/00...  L         49,800  $     76,291          (847)
Pound Sterling vs. U.S. Dollar, expiring 8/4/00...  L         60,000  $     90,075           823
Pound Sterling vs. U.S. Dollar, expiring
  8/31/00.........................................  L         28,253  $     42,500           323
Swedish Krona vs. U.S. Dollar, expiring 7/17/00...  SK     2,898,018  $    335,000        (4,127)
Swiss Franc vs. U.S. Dollar, expiring 8/4/00......  CF       178,870  $    105,000         5,391
                                                                                        --------
Net unrealized appreciation on foreign currency
  forward contracts...............................                                      $131,012
                                                                                        ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2000 was as follows:

                                                               Notional
                                                                Amount     Premium
                                                              ----------   --------
Options outstanding at December 31, 1999....................  (3,500,000)  $(25,515)
Options--written............................................  (1,005,000)    (3,166)
Options--buybacks...........................................   1,750,000     10,623
Options--expired............................................   2,755,000     18,058
                                                              ----------   --------
Options outstanding at June 30, 2000........................          --   $     --
                                                              ==========   ========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay Strategic Income Fund

Restricted securities held at June 30, 2000:

                                                      PRINCIPAL
                                      DATE(S) OF       AMOUNT/               6/30/00    PERCENT OF
            SECURITY                 ACQUISITION       SHARES       COST      VALUE     NET ASSETS
---------------------------------    -----------      ---------   --------   --------   ----------
FRI-MRD Corp.
  15.00%, due 1/24/02............      8/12/97        $320,000    $318,111   $313,600      0.5%
Genesis Health Ventures, Inc.
  Bank debt, Term Loan B
  10.25%, due 9/30/04............      5/24/00          26,054      15,908     16,024      0.0(a)
  Bank debt, Term Loan C
  10.50%, due 6/1/05.............      5/24/00          25,740      15,459     15,830      0.0(a)
Metawave Communications Corp.
  Common Stock(b)................  4/21/98-5/2/00        3,187           0(c)   85,053     0.1
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  10.75%, due 9/30/04............      5/24/00          23,351      13,862     13,077      0.0(a)
  Bank debt, Term Loan C
  11.00%, due 6/1/05.............      5/24/00           7,684       4,459      4,303      0.0(a)
President Casinos, Inc.
  12.00%, due 9/15/01............      12/3/98          47,000      47,000     37,600      0.1
Synthetic Industries, Inc.
  Bridge Loan
  14.00%, due 12/14/00...........     12/17/99         355,000     352,306    340,800      0.5
                                                                  --------   --------      ---
                                                                  $767,105   $826,287      1.2%
                                                                  ========   ========      ===

-------
(a) Less than one tenth of a percent.
(b) Illiquid security.
(c) This common stock has no cost.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

MainStay Strategic Income Fund

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2000:

            CURRENCY                                    COST                      VALUE
---------------------------------                     ---------                 ---------
Australian Dollar   A$         7                      $      4                  $      4
Danish Krone        DK        85                            11                        11
Euro                 E   301,292                       285,323                   288,784
Japanese Yen         Y     3,384                            32                        32
New Zealand Dollar  N$        52                            27                        25
                                                      --------                  --------
                                                      $285,397                  $288,856
                                                      ========                  ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Manager earned $223,725.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay Strategic Income Fund

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,382 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $10, $67,763 and $230, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $83,237.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A with a net asset value of $6,862,260 which represents 35.9% of the Class A net assets at period end. The Distributor held shares of Class B with a net asset value of $5,638,957, which represents 10.9% of the Class B net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $781 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $14,087 for the six months ended June 30, 2000.

NOTE--4 FEDERAL INCOME TAX:

At December 31, 1999, for federal income tax purposes, capital loss carryforwards of $2,053,482 which have been deferred for federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2007. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund has elected to treat for federal income tax purposes approximately $521,897 of qualifying realized capital gains that arose during the prior year as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of U.S. Government securities were $33,708 and $36,830, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $45,570 and $47,246, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED                    YEAR ENDED
                                                JUNE 30, 2000+                 DECEMBER 31, 1999
                                        -------------------------------   ----------------------------
                                        CLASS A     CLASS B     CLASS C   CLASS A   CLASS B   CLASS C
                                        --------   ----------   -------   -------   -------   --------
Shares sold...........................   379,635      339,586   36,711      805      1,246      1,731
Shares issued in reinvestment of
  dividends and distributions.........    55,222      130,372    1,826      131        352          5
                                        --------   ----------   ------     ----     ------     ------
                                         434,857      469,958   38,537      936      1,598      1,736
Shares redeemed.......................  (454,906)  (1,174,117)  (9,950)    (994)    (1,936)    (1,661)
                                        --------   ----------   ------     ----     ------     ------
Net increase (decrease)...............   (20,049)    (704,159)  28,587      (58)      (338)        75
                                        ========   ==========   ======     ====     ======     ======

-------
 +   Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY G. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSSI11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Income Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Value
                                                              Fund versus S&P 500 Index, Lipper Flexible
                                                              Portfolio Fund Average, and Inflation--Class
                                                              A, Class B, and Class C Shares                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            22
                                                              Notes to Financial Statements                   28
                                                              The MainStay(R) Funds                           36

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

                                                                               3
                                                                               -

$10,000 Invested in MainStay Strategic Value Fund versus S&P 500 Index, Lipper Flexible Portfolio Fund Average, and Inflation

CLASS A SHARES Total Returns: 1 Year -8.79%, Since Inception 3.79%

                              [PERFORMANCE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
 PERIOD END                                  VALUE FUND           S&P 500 INDEX*            AVERAGE+          INFLATION (CPI)++
 ----------                              ------------------       --------------        ---------------       -----------------
10/22/97                                    $  9,450.00             $ 10,000.00            $ 10,000.00            $ 10,000.00
12/97                                          9,839.00               10,243.00              10,031.00              10,019.00
12/98                                          9,890.00               13,170.00              11,423.00              10,180.00
12/99                                         11,234.00               15,943.00              12,793.00              10,453.00
6/00                                          11,053.00               15,875.00              13,034.00              10,669.00

CLASS B SHARES Total Returns: 1 Year -9.02%, Since Inception 4.18%

                              [PERFORMANCE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
PERIOD END                                   VALUE FUND           S&P 500 INDEX*            AVERAGE+          INFLATION (CPI)++
----------                               ------------------       --------------        ---------------       -----------------
10/22/97                                    $ 10,000.00            $ 10,000.00            $ 10,000.00            $ 10,000.00
12/97                                         10,404.00              10,243.00              10,031.00              10,019.00
12/98                                         10,376.00              13,170.00              11,423.00              10,180.00
12/99                                         11,688.00              15,943.00              12,793.00              10,453.00
6/00                                          11,165.00              15,875.00              13,034.00              10,669.00

CLASS C SHARES Total Returns: 1 Year -5.19%, Since Inception 5.21%

                              [PERFORMANCE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
PERIOD END                                   VALUE FUND           S&P 500 INDEX*            AVERAGE+          INFLATION (CPI)++
----------                               ------------------       --------------        ---------------       -----------------
10/22/97                                    $ 10,000.00            $ 10,000.00            $ 10,000.00            $ 10,000.00
12/97                                         10,404.00              10,243.00              10,031.00              10,019.00
12/98                                         10,376.00              13,170.00              11,423.00              10,180.00
12/99                                         11,688.00              15,943.00              12,793.00              10,453.00
6/00                                          11,465.00              15,875.00              13,034.00              10,669.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested. According to Lipper, a flexible portfolio fund allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.


                                                                               5
                                                                               -

-------
(1) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. You cannot invest directly in an index.
(2) See footnote and table on page 11 for more information about Lipper Inc.
(3) See footnote on page 5 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis

The equity markets began 2000 in much the same way they ended 1999, with a narrow group of growth stocks and technology issues rising sharply. By the middle of March, however, there was a clear shift in leadership, with the technology-laden NASDAQ Composite Index(1) undergoing a dramatic correction, as Microsoft faced a widely-publicized antitrust decision. At its worst point on May 24, the NASDAQ Index was down 41% from its March 10 high.

During the NASDAQ downturn, many investors abandoned technology, media, and telecommunications stocks in favor of "old economy" issues with more reliable earnings. In April and May, value stocks outperformed most other investment styles. June brought a rotation back into many technology issues, with value-oriented stocks lagging during the month.

During the first six months of 2000, the Federal Reserve raised the targeted federal funds rate by 25 basis points on February 2 and again on March 21, then by 50 basis points on May 16. Rising interest rates had a negative impact on high-yield bond returns and default rates rose above historical levels, causing net redemptions from high-yield bond funds in five of the first six months of the year.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Strategic Value Fund returned -1.61% for Class A shares and -1.90% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 1.95% return of the average Lipper(2) flexible portfolio fund and the -0.42% return of the S&P 500 Index(3) over the same period. Setbacks in the Fund's stock holdings, particularly in basic materials, consumer cyclicals, and capital goods, were among the reasons why the Fund underperformed during the first six months of 2000.

VALUE EQUITIES

In the equity portion of the Fund's portfolio, the best-performing sectors for the first half were energy and utilities, both of which were overweighted and benefited from rising oil and gas prices and strong demand. Major contributors included Coastal Corp. (+50%), Noble Affiliates (+143%), Union Pacific Resources (+74%), and Valero Energy (+61%). The Fund also benefited from an overweighted position in the utility sector. Houston-based energy concern Dynegy (+51%) was a strong performer, and natural gas company El Paso Energy (+32%) continued to rise after the announcement of its acquisition of Coastal Corp. We sold the Fund's position in El Paso Energy, but the Fund retained shares in Coastal Corp., which will convert to El Paso Energy shares when the deal closes. We believe the merged company should benefit from higher natural gas prices and merger-related cost savings.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                            [PERFORMANCE BAR CHART]

PERIOD END                                                              TOTAL RETURN%
----------                                                              -------------
12/97                                                                             4.11 Class A
12/98                                                                             0.52 Class A
12/99                                                                            13.59 Class A
6/00                                                                             -1.61 Class A
12/97                                                                             4.04 Class B and Class C
12/98                                                                            -0.27 Class B and Class C
12/99                                                                            12.64 Class B and Class C
6/00                                                                             -1.90 Class B and Class C

Past performance is no guarantee of future results. See footnote * on page 11 for more information on performance. Class C share returns reflect the historical performance of the Class B shares through 8/98.

The Fund's holdings in basic materials, consumer cyclicals, and capital goods generally had negative results. Among consumer cyclicals, Office Depot (-43%) announced lower-than-expected results. Given the exaggerated reaction to this announcement, we continue to hold the position and anticipate a recovery. Realizing that higher interest rates and slowing consumer spending could hurt consumer cyclicals, we sold the Fund's position in Federated Departments Stores and some of its position in Dana Corp. to reduce negative exposure. Both sales proved prudent, as the stocks have since moved lower. We also sold the Fund's position in Shaw Industries, a carpet manufacturer, since we expect the housing market to soften. We used the proceeds from these sales to initiate positions in companies that we believe have better prospects, including Eastman Kodak, which rose 5% from the time of the Fund's purchase through the end of June.

Basic materials faced a challenging semiannual period. We sold the Fund's positions in Smurfit-Stone Container and Georgia-Pacific, both at losses to the Fund. Even so, later declines in these issues indicated the sales were beneficial for the Fund. USX-U.S. Steel Group was hurt by deteriorating fundamentals and we sold the Fund's position in the middle of an extended decline. During the reporting period, the Fund initiated positions in Pitney Bowes and Fort James Corp., which we believe represent excellent values.

The Fund's overweighted position in capital goods stocks also hurt returns. Although Honeywell (-41%) announced delays in its merger with Allied Signal, we expect a quick resolution and have maintained the Fund's position. In February and March, the Fund made timely purchases of defense contractor General Dynamics, and shares have since appreciated approximately 23%.


                                                                               7
                                                                               -

-------

(4) Debt rated B by Standard & Poor's is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

During the first half of 2000, we sold the Fund's position in Nippon Telephone and Telegraph when it reached our price target and purchased CenturyTel, a Louisiana-based local, data, and wireless phone company. We sold the Fund's entire position in Newell Rubbermaid on a negative announcement, and purchased Ralston Purina Group, best known for its pet foods and Energizer batteries. When United Healthcare hit our price target, we sold the HMO stock to initiate positions in Tenet Healthcare and Abbot Labs. The two new positions were up 17% and 35%, respectively, since they were purchased.

In technology, we sold the Fund's remaining position in Adaptec and significantly reduced its position in Seagate Technology after both stocks reached our price targets. A new Fund position in Compuware failed to deliver on its promise and we subsequently sold the stock at a loss. Unisys was also a dis-appointment during the reporting period, but we continue to hold the shares, believing the market has overreacted to negative news. We used a negative announcement by Electronic Data Systems to initiate a position in this global information technology company at what we believe were attractive prices.

HIGH-YIELD SECURITIES

The high-yield portion of the Fund's portfolio benefited from strong credit analysis and security selection, which allowed it to avoid defaults. Emphasis on securities rated single-B,(4) however, hurt performance as higher-rated high-yield bonds tended to outperform during the reporting period. UIH Australia rebounded on speculation that the bonds will be called in 2001. Cirrus Logic convertibles also performed well as both the stock and bonds rallied.

The Fund increased cable exposure with Charter Communications, Adelphia Communications, and Cablevision SA. It also moved to a market-weighted position in telecom by purchasing Exodus Communications, Crown Castle, PSINet, and Nextel Communications bonds. The Fund benefited from the NASDAQ decline, purchasing convertible securities whose convertible feature had become virtually worthless, then selling the securities as the NASDAQ rebounded. The Fund continues to hold Internet Capital Group and Digital Island bonds, both of which have strong asset coverage and provide yields over 15%.

Negative performers included Loews Cineplex and United Artist bonds and G&G Retail bonds, all of which were sold at a loss, then continued to decline, suggesting that the sales were timely and beneficial.

Aside from increasing telecommunications holdings to a market-weighted position, the sector weightings and foreign exposure in the high-yield portion of the Fund's portfolio remained relatively similar to their levels at the beginning of the year. The Fund continues to be overweighted in health care, utilities, real estate, and financials, which we believe offer attractive risk-adjusted spreads. The high-yield portion of the Fund's portfolio is under-weighted in economically sensitive industries and we believed that valuations in the energy sector did not justify a market weighting during the reporting period.

CONVERTIBLE SECURITIES

Convertible securities contributed positively to the Fund's performance during the reporting period, with Amdocs and Calpine among the leaders. Amdocs (+96%) provides billing software for telephone companies and benefited from strong demand in an increasingly complex telephone and Internet service environment. Calpine (+46%) is an independent power producer that is taking advantage of electric utility deregulation.

Overweighting the convertible portion of the Fund's portfolio in energy and oil services helped Fund performance, as oil and natural gas prices rose and supply/ demand dynamics improved. The Fund avoided several new issues early in the year when the underlying stocks were at speculative highs. Our decision benefited the Fund when the NASDAQ subsequently declined.

The Fund also benefited from a strategic purchase of Efficient Networks, which supplies consumer equipment for DSL connections. During the NASDAQ correc-tion, we purchased the company's bonds for the Fund at $66 with a yield of 15%, limiting downside risk while seeking to take advantage of the growing DSL market.

LOOKING AHEAD

We remain committed to value investing and confident in our investment process. With earlier enthusiasm for technology and emerging-growth companies somewhat shaken in recent months, we believe that our disciplined value approach may result in higher long-term returns with lower volatility. We will continue to seek attractively priced securities with catalysts for positive change in all markets in which the Fund invests.

                                                                               9
                                                                               -

Past performance is no guarantee of future results.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities.

Richard A. Rosen
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities (sometimes called "junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities; these securities may also be subject to greater price volatility.

 10 -

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 6/30/00
    Class A                           -3.48%                    6.00%
    Class B                           -4.23%                    5.21%
    Class C                           -4.23%                    5.21%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 6/30/00
    Class A                           -8.79%                    3.79%
    Class B                           -9.02%                    4.18%
    Class C                           -5.19%                    5.21%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 6/30/00
    Class A                    212 out of 231 funds      142 out of 179 funds
    Class B                    215 out of 231 funds      146 out of 179 funds
    Class C                    215 out of 231 funds      155 out of 206 funds
    Average Lipper
    flexible portfolio fund           7.57%                     10.69%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $10.82      $0.1525      $0.0000
    Class B     $10.81      $0.1099      $0.0000
    Class C     $10.81      $0.1099      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (10/22/97) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/22/97 through 6/30/00.

                                                                              11
                                                                               -

MainStay Strategic Value Fund

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
ASSET-BACKED SECURITIES (0.5%)

ELECTRIC POWER COMPANIES (0.5%)
AES Eastern Energy, L.P.
 Pass-Through Certificates Series
 1999-A
 9.00%, due 1/2/17...............  $225,000       $   219,042
                                                  -----------

ENTERTAINMENT (0.0%) (B)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 95-A
 9.30%, due 7/1/15...............    23,058            15,371
                                                  -----------
Total Asset-Backed Securities
 (Cost $230,695).................                     234,413
                                                  -----------
CONVERTIBLE SECURITIES (17.0%)
CONVERTIBLE BONDS (12.0%)

BANKS (0.5%)
European Bank for Reconstruction
 & Development
 0.75%, due 7/2/01 (d)...........   250,000           263,125
                                                  -----------
BROADCAST/MEDIA (1.1%)
Clear Channel Communications,
 Inc.
 2.625%, due 4/1/03..............   200,000           259,250
News America Holdings, Inc.
 (zero coupon), due 3/11/13
 (e).............................   250,000           277,032
                                                  -----------
                                                      536,282
                                                  -----------
COMMUNICATIONS-EQUIPMENT (0.5%)
Comverse Technology, Inc.
 4.50%, due 7/1/05...............    50,000           217,937
                                                  -----------
COMPUTER SOFTWARE & SERVICES (0.6%)
Siebel Systems, Inc.
 (zero coupon), due 3/22/19......    80,000           288,800
                                                  -----------

ELECTRICAL EQUIPMENT (0.7%)
ASE Test Ltd.
 1.00%, due 7/1/04 (c)...........   250,000           317,812
                                                  -----------

ELECTRONICS-COMPONENTS (1.3%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03.............   295,000           261,813
Cypress Semiconductor Corp.
 4.00%, due 2/1/05...............   300,000           348,375
                                                  -----------
                                                      610,188
                                                  -----------
-----------
 +  Percentages indicated are based on Fund net assets.

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS (2.3%)
Adaptec, Inc.
 4.75%, due 2/1/04...............  $250,000       $   210,938
Amkor Technology, Inc.
 5.00%, due 3/15/07..............   200,000           182,250
Kulicke & Soffa Industries, Inc.
 4.75%, due 12/15/06.............   150,000           217,687
Photronics, Inc.
 6.00%, due 6/1/04...............   250,000           285,000
Semtech Corp.
 4.50%, due 2/1/07...............   200,000           218,500
                                                  -----------
                                                    1,114,375
                                                  -----------
GOLD & PRECIOUS METALS MINING (0.2%)
Agnico Eagle Mines Corp.
 1.00%, due 7/1/04 (f)...........    70,000            46,813
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (d)...........    75,000            61,500
                                                  -----------
                                                      108,313
                                                  -----------
HEALTH CARE-DRUGS (1.1%)
CV Therapeutics, Inc.
 4.75%, due 3/7/07 (c)...........   200,000           244,250
Roche Holdings, Inc.
 Series DTC
 (zero coupon), due 4/20/10
 (c)(e)..........................   500,000           263,125
                                                  -----------
                                                      507,375
                                                  -----------
HOTEL/MOTEL (0.1%)
Hilton Hotels Corp.
 5.00%, due 5/15/06..............    65,000            51,431
                                                  -----------

INTERNET SOFTWARE & SERVICES (0.1%)
Digital Island, Inc.
 6.00%, due 2/15/05..............    45,000            32,344
Internet Capital Group, Inc.
 5.50%, due 12/21/04.............    50,000            32,687
                                                  -----------
                                                       65,031
                                                  -----------
INVESTMENT BANK/BROKERAGE (0.4%)
Merrill Lynch & Co., Inc.
 0.25%, due 5/10/06..............   200,000           210,250
                                                  -----------

OIL & GAS-EXPLORATION & PRODUCTION (0.5%)
Devon Energy Corp.
 4.90%, due 8/15/08..............   250,000           239,688
                                                  -----------

SPECIALTY PRINTING (0.2%)
World Color Press, Inc.
 6.00%, due 10/1/07..............    75,000            80,250
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Portfolio of Investments June 30, 2000 unaudited

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)
TELECOMMUNICATIONS (1.5%)
Allied Riser Communications Corp.
 7.50%, due 6/15/07 (c)..........  $200,000       $   201,000
Efficient Networks, Inc.
 5.00%, due 3/15/05 (c)..........    20,000            15,000
Global TeleSystems, Inc.
 5.75% due 7/1/10 (d)............   325,000           188,500
ITC/DeltaCom, Inc.
 4.25% due 5/15/06...............   250,000           253,125
PTEK Holdings, Inc.
 5.75% due 7/1/04................   110,000            68,888
                                                  -----------
                                                      726,513
                                                  -----------
TELECOMMUNICATIONS-LONG DISTANCE (0.4%)
Nextel Communications, Inc.
 5.25%, due 1/15/10..............   200,000           204,750
                                                  -----------
TELEPHONE (0.5%)
Bell Atlantic Financial Services,
 Inc.
 4.25%, due 9/15/05 (c)..........    50,000            64,875
 5.75%, due 4/1/03...............   150,000           147,000
                                                  -----------
                                                      211,875
                                                  -----------
Total Convertible Bonds
 (Cost $5,885,690)...............                   5,753,995
                                                  -----------
                                    SHARES
                                   ---------
CONVERTIBLE PREFERRED STOCKS (5.0%)

AEROSPACE/DEFENSE (0.5%)
Titan Capital Trust
 5.75% (c).......................     4,000           220,500
                                                  -----------
AUTO PARTS & EQUIPMENT (0.3%)
Tower Automotive Capital Trust
 6.75%...........................     5,000           157,500
                                                  -----------
BANKS-REGIONAL (0.2%)
National Australia Bank Ltd.
 7.875% (g)......................     4,000           113,250
                                                  -----------

CHEMICALS (0.1%)
Hercules Trust II
 6.50% (h).......................        55            29,906
                                                  -----------

CONSUMER SERVICES (0.2%)
Carriage Services Capital Trust
 7.00%...........................     3,000            72,000
                                                  -----------

                                    SHARES           VALUE
                                   --------------------------

CONTAINERS-METAL & GLASS (0.1%)
Owens-Illinois, Inc.
 4.75%...........................     2,500       $    55,625
                                                  -----------

INDEPENDENT POWER PRODUCERS (0.7%)
Calpine Capital Trust
 5.50% (c).......................     5,000           358,125
                                                  -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.8%)
El Paso Energy Capital Trust I
 4.75%...........................     6,000           386,250
                                                  -----------

PUBLISHING-NEWSPAPERS (0.1%)
Tribune Co.
 6.25%...........................     4,000            67,000
                                                  -----------

REAL ESTATE-INVESTMENT/MANAGEMENT (0.7%)
General Growth Properties, Inc.
 7.25% (i)(j)....................    15,000           326,250
                                                  -----------

SPECIALIZED SERVICES (0.5%)
Cendant Corp.
 7.50%...........................    10,000           217,500
                                                  -----------

TELECOMMUNICATIONS (0.4%)
Amdocs Automatic Common Exchange
 Security Trust
 6.75%...........................     3,000           189,375
                                                  -----------

TELECOMMUNICATIONS-LONG DISTANCE (0.4%)
Global Crossing Ltd.
 6.375%..........................     1,000            77,375
 7.00%...........................       750           134,907
                                                  -----------
                                                      212,282
                                                  -----------
Total Convertible Preferred
 Stocks
 (Cost $2,445,410)...............                   2,405,563
                                                  -----------
Total Convertible Securities
 (Cost $8,331,100)...............                   8,159,558
                                                  -----------

CORPORATE BONDS (13.1%)

AIRLINES (0.1%)
Valuejet, Inc.
 10.25%, due 4/15/01.............  $ 60,000       $    54,000
                                                  -----------

AUTO PARTS & EQUIPMENT (0.1%)
Gentek, Inc.
 11.00%, due 8/1/09..............    35,000            35,438
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              13
                                                                               -

MainStay Strategic Value Fund

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
BANKS (0.2%)
B.F. Saul Real Estate Investment
 Trust Series B
 9.75%, due 4/1/08...............  $100,000       $    86,250
                                                  -----------
BEVERAGES-SOFT DRINKS (0.2%)
Triarc Companies, Inc.
 (zero coupon), due 2/9/18.......   340,000            84,575
                                                  -----------
BROADCAST/MEDIA (0.4%)
CD Radio, Inc.
 14.50%, due 5/15/09.............   145,000           133,400
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02........    40,000            25,800
Young America Corp.
 Series B
 11.625%, due 2/15/06............    75,000            47,344
                                                  -----------
                                                      206,544
                                                  -----------
CABLE TV (1.3%)
Adelphia Communications Corp.
 9.875%, due 3/1/07..............   130,000           124,475
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07 (c)(k)......    50,000            46,500
Charter Communications Holdings,
 L.L.C
 (zero coupon), due 4/1/11
 9.92%, beginning 4/1/04.........    45,000            25,538
 (zero coupon), due 1/15/10
 11.75%, beginning 1/15/05.......   185,000           105,219
 10.00%, due 4/1/09..............   100,000            96,500
Telewest Communications, PLC
 9.875%, due 2/1/10 (c)..........   105,000            97,650
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01.......   160,000           147,200
                                                  -----------
                                                      643,082
                                                  -----------
CHEMICALS (0.1%)
Agriculture Minerals & Chemical,
 Inc.
 10.75%, due 9/30/03.............    45,000            26,888
                                                  -----------

CHEMICALS-SPECIALTY (0.1%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09.............    35,000            30,450
                                                  -----------

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------

COMMERCIAL SERVICES-SPECIALIZED (0.2%)
Building One Services Corp.
 10.50%, due 5/1/09..............  $110,000       $    93,500
                                                  -----------

CONSTRUCTION & HOUSING (0.1%)
Iron Age Corp.
 9.875%, due 5/1/08..............    45,000            29,700
                                                  -----------

COSMETICS/PERSONAL CARE (0.2%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08..............   100,000            96,000
                                                  -----------
ELECTRIC POWER COMPANIES (0.3%)
CMS Energy Corp. & Atlantic
 Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c).......    70,000            69,125
Western Resources, Inc.
 6.875%, due 8/1/04..............    60,000            52,622
                                                  -----------
                                                      121,747
                                                  -----------
ENGINEERING & CONSTRUCTION (0.1%)
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(l).......    80,000            36,800
                                                  -----------

ENTERTAINMENT (0.4%)
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04............    90,000            77,175
Marvel Enterprises, Inc.
 12.00%, due 6/15/09.............   120,000            96,000
                                                  -----------
                                                      173,175
                                                  -----------
FINANCIAL-MISCELLANEOUS (0.1%)
Pacific & Atlantic (Holdings),
 Inc.
 10.50%, due 12/31/07 (c)........    74,218            46,015
                                                  -----------

FOOD & HEALTH CARE DISTRIBUTORS (0.1%)
Bergen Brunswig Corp.
 7.375%, due 1/15/03.............    55,000            47,572
                                                  -----------

GAMING, LOTTERY & PARI-MUTUELS (0.6%)
Las Vegas Sands, Inc. &
 Venetian Casino Resorts, L.L.C.
 12.25%, due 11/15/04............    75,000            75,750
Penn National Gaming, Inc.
 10.625%, due 12/15/04...........   140,000           152,600
Pinnacle Entertainment, Inc.
 9.25%, due 12/15/07.............    45,000            44,775
                                                  -----------
                                                      273,125
                                                  -----------
HEALTH CARE-DRUGS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06.............    30,000            25,050
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



14
-

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
HEALTH CARE-HOSPITAL MANAGEMENT (0.4%)
HCA-The Healthcare Corp.
 7.50%, due 11/15/95.............  $140,000       $   105,346
Magellan Health Services, Inc.
 9.00%, due 2/15/08..............    70,000            35,350
Tenet Healthcare Corp.
 8.00%, due 1/15/05..............    75,000            72,000
                                                  -----------
                                                      212,696
                                                  -----------
HEALTH CARE-MANAGED CARE (0.5%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02..............   135,000           131,625
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.............   110,000            92,400
                                                  -----------
                                                      224,025
                                                  -----------
HEALTH CARE-MEDICAL PRODUCTS (0.1%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03.......    75,000            11,437
DJ Othopedics L.L.C.
 12.625%, due 6/15/09............    35,000            33,250
                                                  -----------
                                                       44,687
                                                  -----------
HEALTH CARE-SERVICES (0.4%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..............   210,000           168,000
Quest Diagnostics, Inc.
 10.75%, due 12/15/06............    40,000            41,400
                                                  -----------
                                                      209,400
                                                  -----------
HOMEBUILDING (0.1%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (m).........    55,276            52,236
 14.50%, due 2/15/09 (c)(m)......       258               244
                                                  -----------
                                                       52,480
                                                  -----------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.1%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08.............    75,000            18,750
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03........   150,000            27,000
MultiCare Companies, Inc. (The)
 9.00%, due 8/1/07 (l)...........   120,000             7,200
                                                  -----------
                                                       52,950
                                                  -----------

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
HOTEL/MOTEL (0.2%)
Florida Panthers Holdings, Inc.
 9.875%, due 4/15/09.............  $ 75,000       $    70,312
Mandalay Resort Group
 7.625%, due 7/15/13.............    45,000            36,900
                                                  -----------
                                                      107,212
                                                  -----------
INDUSTRIAL COMPONENTS (0.3%)
Cellco Finance N.V.
 12.75%, due 8/1/05 (c)..........    70,000            72,975
Morris Materials Handling, Inc.
 9.50%, due 4/1/08 (l)(n)........    70,000             9,100
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03........   165,000            59,400
                                                  -----------
                                                      141,475
                                                  -----------
INSURANCE-MULT-LINE (0.1%)
Willis Corroon Group, PLC
 9.00%, due 2/1/09...............    60,000            50,400
                                                  -----------

INTERNET SOFTWARE & SERVICES (0.2%)
Exodus Communications, Inc.
 11.25%, due 7/1/08..............    50,000            49,500
PSINet, Inc.
 11.00%, due 8/1/09..............    65,000            60,125
 11.50%, due 11/1/08.............    10,000             9,400
                                                  -----------
                                                      119,025
                                                  -----------
LEISURE TIME (0.2%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07............   110,000            99,550
                                                  -----------

OIL-INTEGRATED DOMESTIC (0.1%)
Queens Sand Resources, Inc.
 12.50%, due 7/1/08..............   175,000            66,719
                                                  -----------

OIL & GAS-EXPLORATION & PRODUCTION (0.1%)
Petro Stopping Centers Holdings
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04........    75,000            28,500
                                                  -----------

OIL & GAS-WELL EQUIPMENT & SERVICES (0.2%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05 (l)(n).......    85,000            42,500
R&B Falcon Corp.
 Series B
 6.95%, due 4/15/08..............    85,000            72,675
                                                  -----------
                                                      115,175
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              15
                                                                               -

MainStay Strategic Value Fund

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13..............  $ 80,000       $    72,800
                                                  -----------
PUBLISHING (0.0%) (b)
General Media, Inc.
 10.625%, due 12/31/00...........    29,000            23,200
                                                  -----------

PUBLISHING-NEWSPAPERS (0.2%)
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09..............   115,000           101,775
                                                  -----------

REAL ESTATE (0.4%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..............   245,000           198,606
                                                  -----------

REAL ESTATE-INVESTMENT/MANAGEMENT (0.6%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06..............    60,000            51,000
GS Escrow Corp.
 7.125%, due 8/1/05..............    55,000            49,087
Hospitality Properties Trust
 7.00%, due 3/1/08...............    80,000            69,254
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.............    95,000            82,175
Pinnacle Holdings, Inc.
 (zero coupon), due 3/15/08
 10.00%, beginning 3/15/03.......    70,000            48,300
                                                  -----------
                                                      299,816
                                                  -----------
RESTAURANTS (0.9%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08.............   215,000           144,050
CKE Restaurants, Inc.
 9.125%, due 5/1/09..............    50,000            33,500
FRI-MRD Corp.
 15.00%, due 1/24/02 (c)(o)......   250,000           245,000
                                                  -----------
                                                      422,550
                                                  -----------
RETAIL STORES-SPECIALTY (0.1%)
Musicland Group, Inc.
 9.00%, due 6/15/03..............    30,000            27,150
                                                  -----------

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------

SHIPPING (0.1%)
Newport News Shipbuilding, Inc.
 9.25%, due 12/1/06..............  $ 70,000       $    70,000
                                                  -----------

SPECIALTY PRINTING (0.1%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05..............    50,000            50,750
                                                  -----------

TECHNOLOGY (0.2%)
Electronic Retailing Systems
 International, Inc.
 13.25%, due 2/1/04..............    90,000            18,900
Knowles Electronics, Inc.
 13.125%, due 10/15/09 (c).......    65,000            55,900
                                                  -----------
                                                       74,800
                                                  -----------
TELECOMMUNICATIONS (1.8%)
Colo.com
 13.875%, due 3/15/10 (c)(p1)....        35            37,625
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05.............   150,000            72,000
ICG Services, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03........   185,000            94,350
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03.......   200,000           104,000
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (l)(n).......    40,000            23,200
 15.00%, due 8/1/05 (l)(n)(p2)...        80            46,400
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (c).........   105,000            93,450
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02.......   140,000            57,400
Orius Capital Corp.
 12.75%, due 2/1/10 (c)..........   115,000           118,450
RCN Corp.
 Series B
 (zero coupon), due 2/15/08
 9.80%, beginning 2/15/03........   120,000            68,400
 (zero coupon), due 10/15/07
 11.125%, beginning 10/15/02.....    75,000            46,875
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07............    75,000            69,750

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01......  $ 80,000       $    16,000
360networks, Inc.
 13.00%, due 5/1/08 (c)..........    25,000            25,000
                                                  -----------
                                                      872,900
                                                  -----------
TELECOMMUNICATIONS-CELLULAR/WIRELESS (0.5%)
Centennial Cellular Corp.
 10.75%, due 12/15/08............    50,000            48,562
Crown Castle International Corp.
 10.75%, due 8/1/11..............    70,000            70,962
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03......    55,000            35,750
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03........   100,000            43,000
Ubiquitel Operating Co.
 (zero coupon), due 4/15/10
 14.00%, beginning 4/15/05
 (c)(p3).........................        65            37,619
                                                  -----------
                                                      235,893
                                                  -----------
TELECOMMUNICATIONS-LONG DISTANCE (0.2%)
Nextel Communications, Inc.
 9.375%, due 11/15/09............    75,000            71,625
                                                  -----------

TOBACCO (0.1%)
Standard Commercial Corp.
 8.75%, due 8/1/05...............    75,000            60,000
                                                  -----------

UTILITY-GAS (0.1%)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c).........   120,000            48,000
                                                  -----------
Total Corporate Bonds
 (Cost $7,064,252)...............                   6,264,070
                                                  -----------
FOREIGN BONDS (0.8%)

PUBLISHING (0.2%)
Regional Independent Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03.......  L 70,000            82,703
                                                  -----------

TELECOMMUNICATIONS (0.6%)
Global TeleSystems Group, Inc.
 11.00%, due 12/1/09.............  E 70,000            54,600
Level 3 Communications, Inc.
 10.75%, due 3/15/08 (c).........    45,000            41,196

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
NTL Communications Corp.
 9.875%, due 11/15/09............  E 50,000       $    42,399
Tele1 Europe B.V.
 13.00%, due 5/15/09.............   100,000            96,169
Versatel Telecom International
 N.V.
 11.25%, due 3/30/10 (c).........    75,000            67,315
                                                  -----------
                                                      301,679
                                                  -----------
Total Foriegn Bonds
 (Cost $423,031).................                     384,382
                                                  -----------

LOAN ASSIGNMENTS (0.0%) (b)

HOSPITALS/NURSING HOMES/HEALTH CARE (0.0%)
  (b)
Genesis Health Ventures, Inc.
 Bank debt, Term Loan B
 10.25%, due 9/30/04 (l)(o)(q)...  $  6,325             3,890
 Bank debt, Term Loan C
 10.50%, due 6/1/05 (l)(o)(q)....     6,129             3,769
Multicare Companies, Inc. (The)
 Bank debt, Term Loan B
 10.75%, due 9/30/04 (l)(o)(q)...     5,296             2,966
 Bank debt, Term Loan C
 11.00%, due 6/1/05 (l)(o)(q)....     1,921             1,076
                                                  -----------
                                                       11,701
                                                  -----------
Total Loan Assignments
 (Cost $11,691)..................                      11,701
                                                  -----------

YANKEE BONDS (3.4%)

BROADCAST/MEDIA (0.3%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04.............    40,000            14,400
Rogers Cablesystems Ltd.
 10.125%, due 9/1/12.............    95,000            97,138
Rogers Communications, Inc.
 8.875%, due 7/15/07.............    30,000            29,400
                                                  -----------
                                                      140,938
                                                  -----------
CABLE TV (0.6%)
United Pan-Europe Communications
 N.V.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04......   200,000            97,000
 10.875%, due 8/1/09.............   220,000           191,400
                                                  -----------
                                                      288,400
                                                  -----------
CHEMICALS (0.2%)
Octel Developments, PLC
 10.00%, due 5/1/06..............   100,000            91,500
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              17
                                                                               -

MainStay Strategic Value Fund

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
YANKEE BONDS (CONTINUED)
CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00
 (l)(n)..........................  $150,000       $     1,125
                                                  -----------

FINANCIAL-DIVERSIFIED (0.1%)
Tembec Finance Corp.
 9.875%, due 9/30/05.............    50,000            50,250
                                                  -----------

GOLD & PRECIOUS METALS MINING (0.1%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27..............    50,000            29,875
                                                  -----------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 12.00%, due 2/15/08.............    25,000            22,875
                                                  -----------
REAL ESTATE-INVESTMENT/MANAGEMENT (0.5%)
Intrawest Corp.
 10.50%, due 2/1/10..............   215,000           219,300
                                                  -----------

STEEL (0.1%)
Algoma Steel, Inc.
 12.375%, due 7/15/05............    35,000            30,450
                                                  -----------

TELECOMMUNICATIONS (0.8%)
Flag Telecom Holdings Ltd.
 11.625%, due 3/30/10............    50,000            48,500
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07.............    65,000            55,575
NTL, Inc.
 (zero coupon), due 11/15/07
 11.20%, beginning 11/15/00......   300,000           279,750
                                                  -----------
                                                      383,825
                                                  -----------
TELECOMMUNICATIONS-CELLULAR/WIRELESS (0.2%)
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........   125,000           106,250
                                                  -----------
TELECOMMUNICATIONS-LONG DISTANCE (0.2%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27% , begining 8/15/02........    45,000            21,150
 (zero coupon), due 5/15/09
 10.80% , begining 5/15/04.......   125,000            45,000
 9.375%, due 5/15/09.............    45,000            27,675
                                                  -----------
                                                       93,825
                                                  -----------

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
TRANSPORTATION-SHIPPING (0.3%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (l).........  $140,000       $    35,000
Sea Containers Ltd.
 10.50%, due 7/1/03..............   125,000           105,000
 10.75%, due 10/15/06............    35,000            26,250
                                                  -----------
                                                      166,250
                                                  -----------
Total Yankee Bonds
 (Cost $1,739,304)...............                   1,624,863
                                                  -----------
                                    SHARES
                                   ---------
COMMON STOCKS (61.2%)

AEROSPACE/DEFENSE (1.0%)
General Dynamics Corp. ..........     5,700           297,825
Raytheon Co.
 Class A.........................     3,200            62,200
 Class B.........................     7,300           140,525
                                                  -----------
                                                      500,550
                                                  -----------
ALUMINUM (1.0%)
Alcoa, Inc. .....................    16,300           472,700
                                                  -----------

BANKS-MAJOR REGIONAL (1.7%)
FleetBoston Financial Corp. .....    23,278           791,452
                                                  -----------

BANKS-MONEY CENTER (1.4%)
Chase Manhattan Corp. (The)......    15,050           693,241
                                                  -----------

BANKS-SAVINGS & LOANS (1.9%)
Washington Mutual, Inc. .........    31,100           898,012
                                                  -----------

CHEMICALS (3.6%)
Air Products and Chemicals,
 Inc. ...........................    26,100           804,206
IMC Global, Inc. ................    34,300           445,900
Solutia, Inc. ...................    35,000           481,250
                                                  -----------
                                                    1,731,356
                                                  -----------
COMPUTER SOFTWARE & SERVICES (0.4%)
Electronic Data Systems Corp. ...     4,400           181,500
                                                  -----------

COMPUTER SYSTEMS (1.6%)
Seagate Technology, Inc. (a).....     5,500           302,500
Unisys Corp. (a).................    31,900           464,544
                                                  -----------
                                                      767,044
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


18
-

                                    SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
CONSUMER PRODUCTS (1.0%)
Dial Corp. (The).................    14,300       $   148,362
Energizer Holdings, Inc. (a).....    17,333           316,327
                                                  -----------
                                                      464,689
                                                  -----------
CONTAINERS-PAPER (1.1%)
Temple-Inland, Inc. .............    12,000           504,000
                                                  -----------

ELECTRIC POWER COMPANIES (1.0%)
Niagara Mohawk Holdings, Inc.
 (a).............................    33,000           459,938
                                                  -----------

ENGINEERING & CONSTRUCTION (0.6%)
Fluor Corp. .....................     9,500           300,437
                                                  -----------

FINANCE (0.0%) (b)
AMC Financial, Inc. (a)..........     6,857            20,571
                                                  -----------

FINANCIAL-MISCELLANEOUS (4.7%)
American General Corp. ..........    18,300         1,116,300
AXA Financial, Inc. .............    16,200           550,800
Citigroup, Inc. .................     9,900           596,475
                                                  -----------
                                                    2,263,575
                                                  -----------
FOOD (2.5%)
Heinz (H.J) Co. .................    16,400           717,500
Ralston-Purina Group.............    25,200           502,425
                                                  -----------
                                                    1,219,925
                                                  -----------
HEALTH CARE-DIVERSIFIED (1.1%)
Abbott Laboratories..............    11,800           525,838
                                                  -----------
HEALTH CARE-HOSPITAL MANAGEMENT (1.1%)
Tenet Healthcare Corp. (a).......    20,100           542,700
                                                  -----------

HEALTH CARE-MEDICAL PRODUCTS (1.1%)
Becton, Dickinson & Co. .........    18,600           533,587
                                                  -----------
HEALTH CARE-SERVICES (0.8%)
Health Management Associates,
 Inc.
 Class A (a).....................    27,600           360,525
                                                  -----------
HEAVY DUTY TRUCKS AND PARTS (0.4%)
Dana Corp. ......................     8,900           188,569
                                                  -----------

HOTEL/MOTEL (0.8%)
Harrah's Entertainment, Inc.
 (a).............................    18,900           395,719
                                                  -----------

                                    SHARES           VALUE
-------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.2%)
Clorox Co. (The).................    12,200       $   546,712
Fort James Corp. ................    13,600           314,500
Kimberly-Clark Corp. ............    11,700           671,288
                                                  -----------
                                                    1,532,500
                                                  -----------
INSURANCE-LIFE & HEALTH (0.6%)
Lincoln National Corp. ..........     8,200           296,225
                                                  -----------

INSURANCE-PROPERTY & CASUALTY (2.1%)
Allstate Corp. (The).............    15,200           338,200
MGIC Investment Corp. ...........    14,400           655,200
                                                  -----------
                                                      993,400
                                                  -----------
INVESTMENT BANK/BROKERAGE (0.7%)
Goldman Sachs Group, Inc. .......     3,600           341,550
                                                  -----------

MACHINERY-DIVERSIFIED (1.0%)
Ingersoll-Rand Co. ..............    12,200           491,050
                                                  -----------

MANUFACTURING-DIVERSIFIED (3.3%)
American Standard Cos., Inc.
 (a).............................    24,700         1,012,700
Honeywell International, Inc. ...    17,012           573,092
                                                  -----------
                                                    1,585,792
                                                  -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.2%)
Coastal Corp. (The)..............    17,200         1,047,050
                                                  -----------

OFFICE EQUIPMENT & SUPPLY (0.9%)
Pitney Bowes, Inc. ..............    11,200           448,000
                                                  -----------

OIL & GAS (2.0%)
Noble Affiliates, Inc. ..........     8,300           309,175
Valero Energy Corp. .............    20,400           647,700
                                                  -----------
                                                      956,875
                                                  -----------
OIL & GAS-EXPLORATION & PRODUCTION (3.9%)
Burlington Resources, Inc. ......    13,700           524,025
Union Pacific Resources Group,
 Inc. ...........................    23,400           514,800
Unocal Corp. ....................    24,500           811,562
                                                  -----------
                                                    1,850,387
                                                  -----------
OIL-INTERGRATED DOMESTIC (2.5%)
Sunoco, Inc. ....................    16,000           471,000
Tosco Corp. .....................    25,400           719,138
                                                  -----------
                                                    1,190,138
                                                  -----------
OIL-INTERGRATED INTERNATIONAL (1.4%)
Texaco, Inc. ....................    12,500           665,625
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              19
                                                                               -

MainStay Strategic Value Fund

                                    SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS (0.7%)
International Paper Co. .........    10,500       $   313,031
                                                  -----------

PHOTOGRAPHY/IMAGING (0.8%)
Eastman Kodak Co. ...............     6,800           404,600
                                                  -----------

RETAIL STORES-SPECIALTY (1.2%)
Office Depot, Inc. (a)...........    94,700           591,875
                                                  -----------

TELECOMMUNICATIONS-CELLULAR/WIRELESS (0.0%)
 (b)
International Wireless
 Communications Holdings, Inc.
 (a).............................     9,669             1,547
                                                  -----------

TELECOMMUNICATIONS-LONG DISTANCE (1.9%)
AT&T Corp. ......................    18,400           581,900
WorldCom, Inc. (a)...............     7,700           353,237
                                                  -----------
                                                      935,137
                                                  -----------
TELEPHONE (2.3%)
Bell Atlantic Corp. .............     9,400           477,638
CenturyTel, Inc. ................    21,400           615,250
                                                  -----------
                                                    1,092,888
                                                  -----------
TOYS (0.9%)
Hasbro, Inc. ....................    30,200           454,887
                                                  -----------
UTILITY-GAS (0.8%)
Dynergy, Inc. ...................     5,400           368,888
                                                  -----------
Total Common Stocks
 (Cost $29,804,138)..............                  29,377,373
                                                  -----------

PREFERRED STOCKS (0.6%)

BROADCAST/MEDIA (0.2%)
Paxson Communications Corp.
 12.50% (r)......................        95            95,000
                                                  -----------
FINANCIAL-MISCELLANEOUS (0.1%)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (r)..............     4,453            25,605
                                                  -----------

FINANCIAL SERVICES (0.2%)
North Atlantic Trading Co.
 12.00% (r)......................     4,803           100,857
                                                  -----------

                                    SHARES           VALUE
-------------------------------------------------------------

TELECOMMUNICATIONS-LONG DISTANCE (0.1%)
Nextel Communications, Inc.
 13.00%, Series D (r)............        48       $    51,360
                                                  -----------
Total Preferred Stocks
 (Cost $257,200).................                     272,822
                                                  -----------

WARRANTS (0.0%) (b)

CABLE TV (0.0%) (b)
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)..............        30               900
                                                  -----------

CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp. (a)..............       150                 1
                                                  -----------

HOME DECORATION PRODUCTS (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)...............        36                 2
 Preferred Rights (a)............     8,470             4,235
                                                  -----------
                                                        4,237
                                                  -----------
OIL & GAS-EXPLORATION & PRODUCTION (0.0%)
 (b)
Petro Stopping Centers
 Holdings L.P. (a)...............        75             3,750
                                                  -----------

TELECOMMUNICATIONS (0.0%) (b)
Telehub Communications Corp.
 expire 7/31/05 (a)(c)...........        80                 1
                                                  -----------
Total Warrants
 (Cost $6,622)...................                       8,889
                                                  -----------
                                   PRINCIPAL
                                    AMOUNT
                                   ---------
SHORT-TERM INVESTMENTS (1.6%)
COMMERCIAL PAPER (1.4%)
American Express Credit Corp.
 6.88%, due 7/3/00...............  $695,000           694,734
                                                  -----------
Total Commercial Paper
 (Cost $694,734).................                     694,734
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


20
-

                                   PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
SHORT-TERM LOAN ASSIGNMENT (0.2%)

TEXTILES-APPAREL MANUFACTURERS (0.2%)
Synthetic Industries, Inc.
 Bridge Loan
 13.00%, due 12/14/00 (o)(q).....  $ 75,000       $    72,000
                                                  -----------
Total Short-Term Loan Assignment
 (Cost $74,431)..................                      72,000
                                                  -----------
Total Short-Term Investments
 (Cost $769,165).................                     766,734
                                                  -----------
Total Investments
 (Cost $48,637,198) (s)..........      98.2%       47,104,805(t)
Cash and Other Assets,
 Less Liabilities................       1.8           870,993
                                      -----         ---------
Net Assets.......................     100.0%      $47,975,798
                                      =====        ==========


-------

 (a)  Non-income producing securities.
 (b)  Less than one tenth of a percent.
 (c)  May be sold to institutional investors only.
 (d) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
 (e) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
 (f)  Yankee bond.
 (g) Capital Unit--each unit consists of $25 principal amount of 7.875% Perpetual Capital Securities and a purchase contract to make Optional Unit Exchanges.
 (h)  CRESTS Unit--Convertible Redeemable Equity Structured
      Trust Security. Each unit consists of 1 preferred stock and 1 warrant to acquire 23.4192 shares of common stock at $42.70 at a future date.
 (i)  PIERS--Preferred Income Equity Redeemable Stock.
 (j) Depository Shares--each share represents 0.025 shares at 7.25% Preferred Income Equity Redeemable Stock, Series
      A.
 (k)  Multiple tranche facilities.
 (l)  Issue in default.
 (m) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
 (n)  Issuer in backruptcy.
 (o)  Restricted security.
(p1) 35 units--each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to aquire 19.9718 shares of common stock at $0.01 per share at a future date.
(p2) 80 units--each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to aquire 19.85 shares of common stock at $13.20 per share at a future date.
(p3) 65 units--each unit reflects $1,000 principal amount of (zero coupon), due 4/15/10, 14.00%, beginning 4/15/05
      Senior Discounted Notes plus 1 warrant to aquire 5.965 shares of common stock at $22.74 per share at a future date.
 (q)  Floating rate. Rate shown is the rate in effect at June
      30, 2000.
 (r) PIK ("Payment in Kind")--dividend payment is made with additional securities.
 (s)  The cost for federal income tax purposes is $48,998,554.
 (t)  At June 30, 2000, net unrealized depreciation was
      $1,893,749, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,298,374 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,192,123.
 (L)  Security denominated in British Pound Sterling.
 (E)  Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              21
                                                                               -

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $48,637,198)..............................................       $47,104,805
Cash........................................................            54,744
Receivables:
  Investment securities sold................................         2,223,285
  Dividends and interest....................................           382,536
  Fund shares sold..........................................            46,465
Unrealized appreciation on foreign currency forward
  contracts.................................................                68
Unamortized organization expense............................            85,511
                                                                   -----------
        Total assets........................................        49,897,414
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,460,764
  MainStay Management.......................................            32,450
  NYLIFE Distributors.......................................            29,705
  Transfer agent............................................            27,762
  Fund shares redeemed......................................            17,738
  Custodian.................................................            11,730
  Trustees..................................................               322
Accrued expenses............................................            47,064
Unrealized depreciation on foreign currency forward
  contracts.................................................             5,437
Dividend payable............................................           288,644
                                                                   -----------
        Total liabilities...................................         1,921,616
                                                                   -----------
Net assets..................................................       $47,975,798
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    16,461
  Class B...................................................            27,769
  Class C...................................................               152
Additional paid-in capital..................................        46,802,396
Accumulated distribution in excess of net investment
  income....................................................           (30,761)
Accumulated undistributed net realized gain on
  investments...............................................         2,649,532
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................            47,445
Net unrealized depreciation on investments..................        (1,532,393)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            (4,803)
                                                                   -----------
Net assets..................................................       $47,975,798
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $17,805,731
                                                                   ===========
Shares of beneficial interest outstanding...................         1,646,066
                                                                   ===========
Net asset value per share outstanding.......................       $     10.82
Maximum sales charge (5.50% of offering price)..............              0.63
                                                                   -----------
Maximum offering price per share outstanding................       $     11.45
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $30,006,354
                                                                   ===========
Shares of beneficial interest outstanding...................         2,776,934
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.81
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   163,713
                                                                   ===========
Shares of beneficial interest outstanding...................            15,153
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.81
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


22
-

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   370,662
  Interest..................................................      744,746
                                                              -----------
    Total income............................................    1,115,408
                                                              -----------
Expenses:
  Management................................................      188,355
  Distribution--Class B.....................................      119,998
  Distribution--Class C.....................................          635
  Transfer agent............................................       86,070
  Service--Class A..........................................       22,574
  Service--Class B..........................................       39,999
  Service--Class C..........................................          212
  Amortization of organization expense......................       18,349
  Custodian.................................................       14,450
  Registration..............................................       13,773
  Professional..............................................       12,520
  Shareholder communication.................................       11,268
  Recordkeeping.............................................       10,029
  Trustees..................................................          590
  Miscellaneous.............................................       14,110
                                                              -----------
    Total expenses..........................................      552,932
                                                              -----------
Net investment income.......................................      562,476
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................    3,008,058
  Foreign currency transactions.............................       47,445
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................    3,055,503
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (4,696,659)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....       (3,740)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (4,700,399)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (1,644,896)
                                                              -----------
Net decrease in net assets resulting from operations........  $(1,082,420)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              23
                                                                               -

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   562,476     $    823,483
  Net realized gain on investments and foreign currency
    transactions............................................     3,055,503        1,582,116
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    (4,700,399)       4,185,697
                                                               -----------     ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (1,082,420)       6,591,296
                                                               -----------     ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (249,599)        (367,948)
    Class B.................................................      (310,501)        (472,300)
    Class C.................................................        (1,699)          (1,667)
  From net realized gain on investments:
    Class A.................................................            --         (150,968)
    Class B.................................................            --         (288,307)
    Class C.................................................            --           (1,237)
  In excess of net investment income:
    Class A.................................................            --          (13,740)
    Class B.................................................            --          (17,636)
    Class C.................................................            --              (62)
  In excess of net realized gain on investments:
    Class A.................................................            --         (122,870)
    Class B.................................................            --         (234,649)
    Class C.................................................            --           (1,007)
                                                               -----------     ------------
      Total dividends and distributions to shareholders.....      (561,799)      (1,672,391)
                                                               -----------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       984,574        2,556,755
    Class B.................................................     2,220,223        6,640,161
    Class C.................................................        57,924          195,150
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       117,237          640,350
    Class B.................................................       147,186          985,005
    Class C.................................................           360            1,461
                                                               -----------     ------------
                                                                 3,527,504       11,018,882
  Cost of shares redeemed:
    Class A.................................................    (1,624,636)      (3,792,632)
    Class B.................................................    (6,994,477)     (13,814,138)
    Class C.................................................       (43,461)        (133,506)
                                                               -----------     ------------
      Decrease in net assets derived from capital share
       transactions.........................................    (5,135,070)      (6,721,394)
                                                               -----------     ------------
      Net decrease in net assets............................    (6,779,289)      (1,802,489)
NET ASSETS:
Beginning of period.........................................    54,755,087       56,557,576
                                                               -----------     ------------
End of period...............................................   $47,975,798     $ 54,755,087
                                                               ===========     ============
Accumulated distribution in excess of net investment income
  at end of period..........................................   $   (30,761)    $    (31,438)
                                                               ===========     ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24
-

                       This page intentionally left blank




                                                                              25
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                      ----------------------------------------------------------------
                                                      Six months                                          October 22*
                                                        ended          Year ended        Year ended         through
                                                       June 30,       December 31,      December 31,      December 31,
                                                        2000+             1999              1998              1997
                                                      ----------      ------------      ------------      ------------
Net asset value at beginning of period..........       $ 11.15          $ 10.18           $ 10.29           $ 10.00
                                                       -------          -------           -------           -------
Net investment income...........................          0.15             0.22              0.15              0.03
Net realized and unrealized gain (loss) on
  investments...................................         (0.33)            1.15             (0.10)             0.38
                                                       -------          -------           -------           -------
Total from investment operations................         (0.18)            1.37              0.05              0.41
                                                       -------          -------           -------           -------
Less dividends and distributions:
  From net investment income....................         (0.15)           (0.22)            (0.15)            (0.03)
  From net realized gain on investments.........            --            (0.09)            (0.01)            (0.09)
  In excess of net investment income............            --            (0.01)               --                --
  In excess of net realized gain on
    investments.................................            --            (0.08)               --                --
                                                       -------          -------           -------           -------
Total dividends and distributions...............         (0.15)           (0.40)            (0.16)            (0.12)
                                                       -------          -------           -------           -------
Net asset value at end of period................       $ 10.82          $ 11.15           $ 10.18           $ 10.29
                                                       =======          =======           =======           =======
Total investment return (a).....................         (1.61%)          13.59%             0.52%             4.11%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.......................          2.72%++          1.97%             1.49%             1.66%++
    Expenses....................................          1.72%++          1.69%             1.79%             2.73%++
Portfolio turnover rate.........................            63%             122%              203%               29%
Net assets at end of period (in 000's)..........       $17,806          $18,899           $17,946           $13,622

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



26
-

                                Class B                                                       Class C
    ----------------------------------------------------------------      ------------------------------------------------
    Six months                                          October 22*       Six months                        September 1**
      ended          Year ended        Year ended         through           ended          Year ended          through
     June 30,       December 31,      December 31,      December 31,       June 30,       December 31,       December 31,
      2000+             1999              1998              1997            2000+             1999               1998
    ----------      ------------      ------------      ------------      ----------      ------------      --------------
     $ 11.13          $ 10.17           $ 10.29           $ 10.00           $11.13           $10.17             $ 9.15
     -------          -------           -------           -------           ------           ------             ------
        0.11             0.14              0.08              0.02             0.11             0.14               0.05
       (0.32)            1.14             (0.11)             0.38            (0.32)            1.14               1.03
     -------          -------           -------           -------           ------           ------             ------
       (0.21)            1.28             (0.03)             0.40            (0.21)            1.28               1.08
     -------          -------           -------           -------           ------           ------             ------
       (0.11)           (0.14)            (0.08)            (0.02)           (0.11)           (0.14)             (0.05)
          --            (0.09)            (0.01)            (0.09)              --            (0.09)             (0.01)
          --            (0.01)               --                --               --            (0.01)                --
          --            (0.08)               --                --               --            (0.08)                --
     -------          -------           -------           -------           ------           ------             ------
       (0.11)           (0.32)            (0.09)            (0.11)           (0.11)           (0.32)             (0.06)
     -------          -------           -------           -------           ------           ------             ------
     $ 10.81          $ 11.13           $ 10.17           $ 10.29           $10.81           $11.13             $10.17
     =======          =======           =======           =======           ======           ======             ======
       (1.90%)          12.64%            (0.27%)            4.04%           (1.90%)          12.64%             11.77%
        1.97%++          1.22%             0.74%             0.91%++          1.97%++          1.22%              0.74%++
        2.47%++          2.44%             2.54%             3.48%++          2.47%++          2.44%              2.54%++
          63%             122%              203%               29%              63%             122%               203%
     $30,006          $35,702           $38,528           $12,325           $  164           $  154             $   84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              27
                                                                               -

MainStay Strategic Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.


28
-

Notes to Financial Statements unaudited

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge


                                                                              29
                                                                               -

MainStay Strategic Value Fund

its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2000:

                                                              CONTRACT   CONTRACT      UNREALIZED
                                                               AMOUNT     AMOUNT     APPRECIATION/
              FOREIGN CURRENCY SALE CONTRACTS                   SOLD     PURCHASED   (DEPRECIATION)
              -------------------------------                 --------   ---------   --------------
Euro vs. U.S. Dollar, expiring 9/7/00.......................  E256,000   $242,796       $(3,675)
Pound Sterling vs. U.S. Dollar, expiring 8/31/00............  L 46,200   $ 68,262        (1,762)

                                                              CONTRACT    CONTRACT
                                                               AMOUNT      AMOUNT
               FOREIGN CURRENCY BUY CONTRACTS                 PURCHASED     SOLD
               ------------------------------                 ---------   ---------
Pound Sterling vs. U.S. Dollar, expiring 8/31/00............  L  5,983    $  9,000            68
                                                                                      --------------
Net unrealized depreciation on forward foreign currency
  contracts.................................................                             $(5,369)
                                                                                         =======

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.


30
-

Restricted securities held at June 30, 2000:

                                                               PRINCIPAL                          PERCENT
                                               ACQUISITION      AMOUNT/               06/30/00       OF
                  SECURITY                         DATE         SHARES       COST      VALUE     NET ASSETS
                  --------                    --------------   ---------   --------   --------   ----------
FRI-MRD Corp.
  15.00%, due 1/24/02.......................  8/12/97-4/3/98   $250,000    $252,482   $245,000      0.5%
Genesis Health Ventures, Inc.
  Bank debt, Term Loan B
  10.25%, due 9/30/04.......................        11/10/99      6,325       3,752      3,890      0.0(a)
  Bank debt, Term Loan C
  10.50% due 6/1/05.........................        11/10/99      6,129       3,681      3,769      0.0(a)
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  10.75%, due 9/30/04.......................        11/10/99      5,296       3,144      2,966      0.0(a)
  Bank debt, Term Loan C
  11.00%, due 6/1/05........................        11/10/99      1,921       1,115      1,076      0.0(a)
Synthetic Industries, Inc.
  Bridge Loan
  13.00%, due 12/14/00......................        12/14/99     75,000      74,431     72,000      0.2
                                                                           --------   --------      ---
                                                                           $338,605   $328,701      0.7%
                                                                           ========   ========      ===

-------

(a)  Less than one tenth of a percent.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.


                                                                              31
                                                                               -

MainStay Strategic Value Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from


32
-
changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Manager earned $188,355.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at the annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B


                                                                              33
                                                                               -

MainStay Strategic Value Fund

and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $122 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $24, $44,480 and $103, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000, amounted to $86,070.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A and Class B with a net asset value of $1,141,605 and $10,441,729, respectively, which represents 6.4% and 34.8% of the Class A and Class B net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $531 for the period ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $10,029 for the period ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

For federal income tax purposes, capital loss carryforwards of $470,839 were utilized to the extent provided by regulations to offset future realized gains of the Fund during the year ended December 31, 1999. The Fund has elected to treat for federal income tax purposes approximately $3,287 of qualifying foreign exchange losses that arose during the prior year (after October 31, 1999) as if they arose on January 1, 2000.


34
-

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $30,572 and $33,340, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                      YEAR ENDED
                                                    JUNE 30, 2000+                   DECEMBER 31, 1999
                                              ---------------------------       ----------------------------
                                              CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C*
                                              -------   -------   -------       -------   -------   --------
Shares sold.................................     90       203        5            229        601       18
Shares issued in reinvestment of dividends
  and distributions.........................     11        14       --(a)          59         91       --(a)
                                               ----      ----       --           ----     ------      ---
                                                101       217        5            288        692       18
Shares redeemed.............................   (150)     (646)      (4)          (356)    (1,274)     (12)
                                               ----      ----       --           ----     ------      ---
Net increase (decrease).....................    (49)     (429)       1            (68)      (582)       6
                                               ====      ====       ==           ====     ======      ===

-------
 +   Unaudited.
(a)  Less than one thousand shares.



                                                                              35
                                                                               -

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.


36
-

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANT          Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSST11-08/00

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Value Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Blue Chip Growth
                                                              Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
Blue Chip Growth Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year 25.79%, Since Inception 28.23%

                              [PERFORMANCE GRAPH]

                                                   MAINSTAY BLUE CHIP
PERIOD END                                             GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
----------                                         ------------------            --------------             ----------------
6/1/98                                                  $ 10,000                    $ 10,000                    $ 10,000
6/98                                                      10,380                      10,406                      10,006
9/98                                                       9,010                       9,371                      10,043
12/98                                                     11,600                      11,367                      10,098
3/99                                                      12,420                      11,934                      10,135
6/99                                                      13,260                      12,776                      10,209
9/99                                                      13,110                      11,978                      10,313
12/99                                                     16,330                      13,760                      10,368
3/00                                                      17,640                      14,075                      10,516
6/00                                                      16,793                      13,701                      10,583

CLASS B SHARES Total Returns: 1 Year 27.13%, Since Inception 29.78%

                              [PERFORMANCE GRAPH]

                                                   MAINSTAY BLUE CHIP
PERIOD END                                             GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
----------                                         ------------------            --------------             ----------------
6/1/98                                                  $  9,450                    $ 10,000                    $ 10,000
6/98                                                       9,809                      10,406                      10,006
9/98                                                       8,524                       9,371                      10,043
12/98                                                     11,000                      11,367                      10,098
3/99                                                      11,794                      11,934                      10,135
6/99                                                      12,616                      12,776                      10,209
9/99                                                      12,493                      11,978                      10,313
12/99                                                     15,593                      13,760                      10,368
3/00                                                      16,878                      14,075                      10,516
6/00                                                      17,220                      13,701                      10,583

CLASS C SHARES Total Returns: 1 Year 31.13%, Since Inception 30.86%

                              [PERFORMANCE GRAPH]

                                                   MAINSTAY BLUE CHIP
PERIOD END                                             GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI) +
----------                                         ------------------            --------------             -----------------
6/1/98                                                  $ 10,000                    $ 10,000                    $ 10,000
6/98                                                      10,380                      10,406                      10,006
9/98                                                       9,010                       9,371                      10,043
12/98                                                     11,600                      11,367                      10,098
3/99                                                      12,420                      11,934                      10,135
6/99                                                      13,260                      12,776                      10,209
9/99                                                      13,110                      11,978                      10,313
12/99                                                     16,330                      13,760                      10,368
3/00                                                      17,640                      14,075                      10,516
6/00                                                      17,520                      13,701                      10,583

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis
During the first half of 2000, the U.S. economy was strong, with healthy growth, low inflation, and the lowest unemployment we have seen since 1970. Corporate profit growth remained strong, with many blue-chip companies increasing earnings at double-digit annual rates.

This positive scenario hasn't happened by chance. The Federal Reserve has been actively seeking to slow economic growth and keep inflation in check. In a continuation of its tightening policy, the Federal Reserve raised the targeted federal funds rate three times during the first six months of 2000, for a combined increase of 1.00%.

Technology stocks also had a major influence on the market during the reporting period. From the beginning of the year through March 10, technology stocks continued their strong advance, reaching record highs. Since that time, however, the technology bubble has burst while other stocks have advanced.

STRONG FUND PERFORMANCE

For the six months ended June 30, 2000, MainStay Blue Chip Growth Fund returned 7.70% for Class A shares and 7.29% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the average Lipper(1) large-cap growth fund, which returned 2.98% for the same period. All share classes also outperformed the S&P 500 Index,(2) which returned -0.42% for the semiannual period.

The Fund's outperformance was primarily due to strong sector allocation. Most significant was our decision to help protect some of the Fund's gains by reducing its technology sector weighting in January and February. We were concerned that many technology stocks had been bid up to unreasonable and unsustainable levels. This strategic move helped the Fund continue to outperform during the difficult stretch that began on March 10. We also slightly reduced the Fund's weighting in the media sector and increased its allocation to the financial services and health care sectors. With these changes, the Fund remained overweighted in technology, media, financial services, and health care and underweighted in consumer staples and retail.

EFFECTIVE SECURITY SELECTION

Many companies in the Fund's portfolio increased their earnings at strong double-digit rates. The best performers were companies with vital roles in the new information-age economy. Corning, which makes optical fiber and cable for the telecommunications industry, rose 105% for the first six months of 2000. Intel, the bellwether stock for the technology revolution, gained 62% during the first half of the year.

-------
(3) Returns reflect performance for the six-month period ended 6/30/00.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                                  [BAR CHART]

PERIOD END                                      TOTAL RETURN
----------                                      ------------
12/98                                                16.40 Class A
12/99                                                41.75 Class A
6/00                                                  7.70 Class A
12/98                                                16.00 Class B and Class C
12/99                                                40.78 Class B and Class C
6/00                                                  7.29 Class B and Class C
Past performance is no guarantee of future results. Class C
  share returns reflect the historical performance of the
  Class B shares through 8/98. See footnote * on page 9 for
  more information on performance.

During the reporting period, we made strategic shifts within the Fund's technology sector holdings. We reduced the Fund's commitments to Texas Instruments, Cisco Systems, Corning, EMC, and Sun Microsystems, as these stocks were trading at 70 to 100 times earnings, or more. Proceeds of those sales were allocated to Apple Computer, Gillette, Bell Atlantic, and US West, among others. The Fund also purchased shares of Analog Devices, a leader in digital signal processors.

Health care and financial services stocks were among the Fund's top performers. Pharmaceuticals Eli Lilly and Pfizer each rose 50% in the first six months. State Street rose 45%, and Merrill Lynch, Charles Schwab, and Northern Trust were close behind with gains of 38%, 32%, and 23%, respectively.(3) We purchased shares of Goldman Sachs for the Fund during the reporting period. During the first half of 2000, we also bought and sold Disney, and we sold Knight Ridder.

Despite the Fund's strong overall results, not all of its stocks had positive results. Although QUALCOMM, Motorola, and Microsoft detracted from the Fund's performance, we believe these companies have solid earnings growth potential and attractive long-term fundamentals and continue to hold them in the Fund's portfolio. QUALCOMM, a manufacturer of digital wireless products, had quadrupled in the fourth quarter of 1999, and we sold the majority of our position. The stock then declined 66% in the first half of 2000, and we began buying it once again. Motorola dropped 28% on concerns over handset operating margins. Microsoft's stock reacted to the Justice Department's break-up proposal with a decline of 31%. We added to the Fund's positions in Motorola and Microsoft after their respective declines.

Past performance is no guarantee of future results.

LOOKING AHEAD

We intend to continue to position the Fund's portfolio in companies with strong earnings-per-share growth and the potential for expanding price-to-earnings ratios. We expect to continue to have overweighted positions in the technology, media, and health care sectors.

As investor interest widens to include industries beyond technology, several other sectors should show improvement. Telecommunications stocks, for example, have held up well to date and are a likely area of further consolidation. Whatever the market brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies with current income as a secondary investment objective.

Howard Ward
Portfolio Manager
Gabelli Asset Management Company

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                   SINCE INCEPTION
                       1 YEAR      THROUGH 6/30/00
    Class A            33.11%           31.75%
    Class B            32.13%           30.86%
    Class C            32.13%           30.86%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                  SINCE INCEPTION
                      1 YEAR      THROUGH 6/30/00
    Class A           25.79%           28.23%
    Class B           27.13%           29.78%
    Class C           31.13%           30.86%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                   SINCE INCEPTION
                       1 YEAR      THROUGH 6/30/00
    Class A          90 out of       86 out of
                     456 funds       371 funds
    Class B          102 out of      92 out of
                     456 funds       371 funds
    Class C          102 out of      87 out of
                     456 funds       387 funds
    Average Lipper
    large-cap
    growth fund        26.43%         28.95%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $17.77      $0.0000      $0.0000
    Class B     $17.52      $0.0000      $0.0000
    Class C     $17.52      $0.0000      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/00.

MainStay Blue Chip Growth Fund

                                   SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (98.9%)+

BANKS (9.8%)
Mellon Financial Corp..........    582,600       $ 21,228,487
Northern Trust Corp............    134,600          8,757,413
State Street Corp..............    197,500         20,947,344
                                                 ------------
                                                   50,933,244
                                                 ------------

BROADCAST/MEDIA (3.7%)
Clear Channel Communications,
 Inc. (a)......................    183,700         13,777,500
Comcast Corp. Special Class A
 (a)...........................    140,000          5,670,000
                                                 ------------
                                                   19,447,500
                                                 ------------

COMMUNICATIONS--EQUIPMENT (12.8%)
Cisco Systems, Inc. (a)........     79,600          5,059,575
Corning Inc....................     25,000          6,746,875
General Motors Corp. Class H
 (a)...........................    160,000         14,040,000
Lucent Technologies Inc........     79,200          4,692,600
Nokia Corp. ADR (b)............    140,000          6,991,250
QUALCOMM Inc. (a)..............    130,000          7,800,000
Tellabs, Inc. (a)..............    305,000         20,873,437
                                                 ------------
                                                   66,203,737
                                                 ------------

COMPUTER SOFTWARE & SERVICES (3.9%)
Automatic Data Processing,
 Inc...........................    155,400          8,323,612
Microsoft Corp. (a)............    150,000         12,000,000
                                                 ------------
                                                   20,323,612
                                                 ------------

COMPUTER SYSTEMS (7.8%)
Apple Computer, Inc. (a).......    165,000          8,641,875
Dell Computer Corp. (a)........    131,200          6,469,800
EMC Corp. (a)..................     79,200          6,093,450
Hewlett-Packard Co.............     35,000          4,370,625
International Business Machines
 Corp. ........................     98,600         10,802,863
Sun Microsystems, Inc. (a).....     44,000          4,001,250
                                                 ------------
                                                   40,379,863
                                                 ------------
ELECTRONICS--SEMICONDUCTORS (11.9%)
Analog Devices, Inc. (a).......    160,000         12,160,000
Intel Corp.....................    179,000         23,930,062
Motorola, Inc..................    552,000         16,042,500
Texas Instruments Inc..........    140,000          9,616,250
                                                 ------------
                                                   61,748,812
                                                 ------------
-------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

-------------------------------------------------------------
                                   SHARES           VALUE
ENTERTAINMENT (4.0%)
Time Warner Inc................     73,000       $  5,548,000
Viacom Inc. Class B (a)........    198,728         13,550,766
Walt Disney Co. (The)..........     40,000          1,552,500
                                                 ------------
                                                   20,651,266
                                                 ------------

HEALTH CARE--DRUGS (9.1%)
Lilly (Eli) & Co...............    131,000         13,083,625
Merck & Co., Inc...............     95,600          7,325,350
Pfizer Inc.....................    375,250         18,012,000
Schering-Plough Corp...........    170,000          8,585,000
                                                 ------------
                                                   47,005,975
                                                 ------------

HEALTH CARE--MEDICAL PRODUCTS (2.0%)
Baxter International Inc.......    147,200         10,350,000
                                                 ------------

HEALTH CARE--MISCELLANEOUS
 (4.2%)
Abbott Laboratories............     90,000          4,010,625
Amgen Inc. (a).................     82,500          5,795,625
Johnson & Johnson..............    118,000         12,021,250
                                                 ------------
                                                   21,827,500
                                                 ------------

INSURANCE (3.6%)
Marsh & McLennan Cos., Inc.....    177,000         18,485,437
                                                 ------------

INVESTMENT BANK/BROKERAGE
 (4.7%)
Charles Schwab Corp. (The).....    116,000          3,900,500
Goldman Sachs Group, Inc.
 (The).........................     76,000          7,210,500
Merrill Lynch & Co., Inc.......     60,200          6,923,000
Paine Webber Group Inc.........    140,000          6,370,000
                                                 ------------
                                                   24,404,000
                                                 ------------

PUBLISHING (5.0%)
Dow Jones & Co., Inc...........    110,000          8,057,500
Gannett Co., Inc...............     78,000          4,665,375
McGraw-Hill Cos., Inc. (The)...    151,900          8,202,600
New York Times Co. (The) Class
 A.............................    129,000          5,095,500
                                                 ------------
                                                   26,020,975
                                                 ------------

RETAIL (2.7%)
Home Depot, Inc. (The).........    191,250          9,550,547
Tiffany & Co...................     66,000          4,455,000
                                                 ------------
                                                   14,005,547
                                                 ------------

SPECIALIZED SERVICES (2.0%)
Interpublic Group of Cos., Inc.
 (The).........................    188,600          8,109,800
Omnicom Group Inc..............     26,000          2,315,625
                                                 ------------
                                                   10,425,425
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                   SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--LONG DISTANCE (2.9%)
Sprint Corp. (FON Group).......    165,000       $  8,415,000
Vodafone Airtouch PLC ADR
 (b)...........................    155,000          6,422,813
                                                 ------------
                                                   14,837,813
                                                 ------------

TELEPHONE (8.8%)
Bell Atlantic Corp. ...........    188,000          9,552,750
BellSouth Corp.................    220,000          9,377,500
SBC Communications Inc.........    220,000          9,515,000
U S West, Inc..................    200,000         17,150,000
                                                 ------------
                                                   45,595,250
                                                 ------------
Total Common Stocks
 (Cost $432,905,774)...........                   512,645,956
                                                 ------------
                                 PRINCIPAL
                                    AMOUNT
                                 ---------

SHORT-TERM INVESTMENT (1.3%)

REPURCHASE AGREEMENT (1.3%)
State Street Bank and Trust
 Company, 6.50%, due 7/3/00,
 with a maturity value of
 $7,046,815
 (Collateralized by $5,740,000
 U.S. Treasury Note, 8.125%,
 due 8/15/21, market
 value--$7,189,350)............  $7,043,000         7,043,000
                                                 ------------
Total Short-Term Investment
 (Cost $7,043,000).............                     7,043,000
                                                 ------------
Total Investments
 (Cost $439,948,774) (c).......      100.2%       519,688,956(d)
Liabilities in Excess of Cash,
 and Other Assets..............       (0.2)        (1,129,099)
                                     -----       ------------
Net Assets.....................      100.0%      $518,559,857
                                     =====       ============

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost for federal income tax purposes is $440,088,592.
(d) At June 30, 2000, net unrealized appreciation was $79,600,364, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $96,999,911 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $17,399,547.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $439,948,774).............................................       $519,688,956
Cash........................................................                595
Receivables:
  Investment securities sold................................          8,839,922
  Fund shares sold..........................................          2,946,336
  Dividends and interest....................................            202,176
Unamortized organization expense............................             39,463
                                                                   ------------
        Total assets........................................        531,717,448
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         11,676,206
  MainStay Management.......................................            423,064
  NYLIFE Distributors.......................................            349,154
  Fund shares redeemed......................................            304,625
  Transfer agent............................................            290,067
  Custodian.................................................             16,358
  Trustees..................................................              2,648
Accrued expenses............................................             95,469
                                                                   ------------
        Total liabilities...................................         13,157,591
                                                                   ------------
Net assets..................................................       $518,559,857
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     62,888
  Class B...................................................            222,535
  Class C...................................................              9,715
Additional paid-in capital..................................        412,810,989
Accumulated net investment loss.............................         (2,897,219)
Accumulated net realized gain on investments................         28,610,767
Net unrealized appreciation on investments..................         79,740,182
                                                                   ------------
Net assets..................................................       $518,559,857
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $111,733,289
                                                                   ============
Shares of beneficial interest outstanding...................          6,288,758
                                                                   ============
Net asset value per share outstanding.......................       $      17.77
Maximum sales charge (5.50% of offering price)..............               1.03
                                                                   ------------
Maximum offering price per share outstanding................       $      18.80
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $389,809,550
                                                                   ============
Shares of beneficial interest outstanding...................         22,253,500
                                                                   ============
Net asset value and offering price per share outstanding....       $      17.52
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 17,017,018
                                                                   ============
Shares of beneficial interest outstanding...................            971,462
                                                                   ============
Net asset value and offering price per share outstanding....       $      17.52
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,520,498
  Interest..................................................      271,472
                                                              -----------
    Total income............................................    1,791,970
                                                              -----------
Expenses:
  Management................................................    2,065,531
  Distribution--Class B.....................................    1,165,485
  Distribution--Class C.....................................       44,706
  Transfer agent............................................      655,313
  Service--Class A..........................................      112,986
  Service--Class B..........................................      388,495
  Service--Class C..........................................       14,902
  Registration..............................................       52,028
  Shareholder communication.................................       37,115
  Recordkeeping.............................................       33,915
  Professional..............................................       23,299
  Custodian.................................................       22,854
  Amortization of organization expense......................        6,738
  Trustees..................................................        5,474
  Miscellaneous.............................................       60,348
                                                              -----------
    Total expenses..........................................    4,689,189
                                                              -----------
Net investment loss.........................................   (2,897,219)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   27,887,794
Net change in unrealized appreciation on investments........    5,553,468
                                                              -----------
Net realized and unrealized gain on investments.............   33,441,262
                                                              -----------
Net increase in net assets resulting from operations........  $30,544,043
                                                              ===========

-------


-------
(a)  Dividends recorded net of foreign withholding taxes of $7,149.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended           Year ended
                                                              June 30, 2000*   December 31, 1999
                                                              --------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $ (2,897,219)     $ (2,426,634)
  Net realized gain on investments..........................     27,887,794         1,764,358
  Net change in unrealized appreciation on investments......      5,553,468        65,187,327
                                                               ------------      ------------
  Net increase in net assets resulting from operations......     30,544,043        64,525,051
                                                               ------------      ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     51,646,387        37,384,835
    Class B.................................................    173,350,697       156,652,762
    Class C.................................................      9,904,621         6,104,796
  Cost of shares redeemed:
    Class A.................................................    (13,207,622)       (5,530,974)
    Class B.................................................    (29,164,915)      (20,500,753)
    Class C.................................................       (876,786)         (230,860)
                                                               ------------      ------------
      Increase in net assets derived from capital share
        transactions........................................    191,652,382       173,879,806
                                                               ------------      ------------
      Net increase in net assets............................    222,196,425       238,404,857
NET ASSETS:
Beginning of period.........................................    296,363,432        57,958,575
                                                               ------------      ------------
End of period...............................................   $518,559,857      $296,363,432
                                                               ============      ============
Accumulated net investment loss at end of period............   $ (2,897,219)     $         --
                                                               ============      ============

-------
*  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                  Six months                          June 1*
                                                                    ended          Year ended         through
                                                                   June 30,       December 31,      December 31,
                                                                    2000+             1999              1998
                                                                  ----------      ------------      ------------
Net asset value at beginning of period......................       $  16.50         $ 11.64           $ 10.00
                                                                   --------         -------           -------
Net investment loss (a).....................................          (0.07)          (0.13)            (0.07)
Net realized and unrealized gain on investments.............           1.34            4.99              1.71
                                                                   --------         -------           -------
Total from investment operations............................           1.27            4.86              1.64
                                                                   --------         -------           -------
Net asset value at end of period............................       $  17.77         $ 16.50           $ 11.64
                                                                   ========         =======           =======
Total investment return (b).................................           7.70%          41.75%            16.40%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................          (0.82%)++       (1.02%)           (1.66%)++
    Expenses................................................           1.68%++         1.76%             2.34%++
Portfolio turnover rate.....................................             29%             43%               21%
Net assets at end of period (in 000's)......................       $111,733         $66,326           $19,361

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       Class B                                              Class C
    ----------------------------------------------      -----------------------------------------------
    Six months                          June 1*         Six months                        September 1**
      ended          Year ended         through           ended          Year ended          through
     June 30,       December 31,      December 31,       June 30,       December 31,      December 31,
      2000+             1999              1998            2000+             1999              1998
    ----------      ------------      ------------      ----------      ------------      -------------
     $  16.33         $  11.60          $ 10.00          $ 16.33           $11.60            $ 8.60
     --------         --------          -------          -------           ------            ------
        (0.13)           (0.23)           (0.10)           (0.13)           (0.23)            (0.06)
         1.32             4.96             1.70             1.32             4.96              3.06
     --------         --------          -------          -------           ------            ------
         1.19             4.73             1.60             1.19             4.73              3.00
     --------         --------          -------          -------           ------            ------
     $  17.52         $  16.33          $ 11.60          $ 17.52           $16.33            $11.60
     ========         ========          =======          =======           ======            ======
         7.29%           40.78%           16.00%            7.29%           40.78%            34.88%
        (1.57%)++        (1.77%)          (2.41%)++        (1.57%)++        (1.77%)           (2.41%)++
         2.43%++          2.51%            3.09%++          2.43%++          2.51%             3.09%++
           29%              43%              21%              29%              43%               21%
     $389,810         $222,904          $38,478          $17,017           $7,133            $  120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements unaudited

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,553 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ

MainStay Blue Chip Growth Fund

from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company ("GAMCO") (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Manager earned $2,065,531.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and GAMCO, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $24,533 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,890, $175,916 and $4,423, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000, amounted to $655,313.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A with a net asset value of $15,993,000 which represents 14.3% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $3,472 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $33,915 for the six months ended June 30, 2000.

MainStay Blue Chip Growth Fund

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $344,621 of capital loss carryforwards during the prior year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $309,108 and $117,159, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                      JUNE 30, 2000*               DECEMBER 31, 1999
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   3,049    10,342      587      2,768    11,864      444
                                                 -----    ------      ---      -----    ------      ---
Shares redeemed...............................    (780)   (1,741)     (53)      (411)   (1,528)     (17)
                                                 -----    ------      ---      -----    ------      ---
Net increase..................................   2,269     8,601      534      2,357    10,336      427
                                                 =====    ======      ===      =====    ======      ===

-------

 *   Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLife Distributors Inc. All rights reserved. MSBC11-08/00.


                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Blue Chip Growth Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity Income
                                                              Fund versus Lipper Equity Income Fund Index,
                                                              Russell 1000 Value Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay Equity
Income Fund versus Lipper Equity Income
Fund Index, Russell 1000 Value Index,
and Inflation

CLASS A SHARES Total Returns: 1 Year -2.03%, Since Inception 13.33%

                                  [LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX*           INDEX(+)         INFLATION (CPI)(++)
                                          ---------------       ------------------     ------------------     -------------------
6/1/98                                          9450                  10000                  10000                  10000
6/98                                            9478                  10081                  10128                  10006
9/98                                            9057                   9081                   8955                  10043
12/98                                           9829                  10282                  10442                  10098
3/99                                           10528                  10292                  10591                  10135
6/99                                           12520                  11211                  11786                  10209
9/99                                           11844                  10295                  10631                  10313
12/99                                          12296                  10713                  11208                  10368
3/00                                           12717                  10626                  11262                  10516
6/00                                           12980                  10474                  10734                  10583

CLASS B SHARES Total Returns: 1 Year -2.19%, Since Inception 14.31%

                                  [LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX*           INDEX(+)         INFLATION (CPI)(++)
                                          ---------------       ------------------     ------------------     -------------------
6/1/98                                         10000                  10000                  10000                  10000
6/98                                           10030                  10081                  10128                  10006
9/98                                            9558                   9081                   8955                  10043
12/98                                          10356                  10282                  10442                  10098
3/99                                           11076                  10292                  10591                  10135
6/99                                           13146                  11211                  11786                  10209
9/99                                           12406                  10295                  10631                  10313
12/99                                          12857                  10713                  11208                  10368
3/00                                           13266                  10626                  11262                  10516
6/00                                           13216                  10474                  10734                  10583

CLASS C SHARES Total Returns: 1 Year 1.81%, Since Inception 15.55%

                                  [LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX*           INDEX(+)         INFLATION (CPI)(++)
                                          ---------------       ------------------     ------------------     -------------------
6/1/98                                         10000                  10000                  10000                  10000
6/98                                           10030                  10081                  10128                  10006
9/98                                            9558                   9081                   8955                  10043
12/98                                          10356                  10282                  10442                  10098
3/99                                           11076                  10292                  10591                  10135
6/99                                           13146                  11211                  11786                  10209
9/99                                           12406                  10295                  10631                  10313
12/99                                          12857                  10713                  11208                  10368
3/00                                           13266                  10626                  11262                  10516
6/00                                           13516                  10474                  10734                  10583

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lipper Equity Income Fund Index is an unmanaged equally weighted index of the thirty largest funds in the Lipper equity income fund universe. Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. You cannot invest directly in an index.

(+) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2000, the trends driving the United States equity markets proved transitory and some leading equity indices, including the S&P 500 Index(1) and NASDAQ Composite Index,(2) posted negative total returns. For the majority of the first quarter, the technology, media, and telecommunications sectors appeared to be clear leaders. From January through early March, the NASDAQ continued to climb, but the trend was truncated when investor concerns over high valuations and Microsoft's antitrust decision sent "new economy" issues into a relatively steep decline. During this downturn, reasonably valued "old economy" stocks came to the forefront as market leaders. Generally speaking, these more stable sectors benefited from positive earnings revisions in an extremely strong worldwide economy.

June proved more challenging for "old economy" stocks, as a series of Federal Reserve tightening moves finally showed signs of slowing economic growth. In June, the NASDAQ rebounded sharply from its earlier lows.

PERFORMANCE REVIEW

During the six months ended June 30, 2000, MainStay Equity Income Fund returned 5.56% for Class A shares and 5.13% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -1.91% return of the average Lipper(3) equity income fund, the -4.23% return of the Russell 1000 Value Index(4) and the -0.42% return of the S&P 500 Index over the same period.

POSITIVE CONTRIBUTIONS

During the reporting period, the Fund continued to favor companies participating in the energy business. Ongoing OPEC production restraint, natural depletion in U.S. natural gas, and strong demand for refined products in an expanding global economy have created a particularly favorable environment for energy companies. In choosing stocks to exploit these fundamentals, we have sought companies enjoying high operating leverage, high dividend yields, and historically low valuations. Despite the strong performance of energy stocks through the end of June, we continue to have a favorable outlook for this sector.

The Fund's petroleum refining holdings were the top contributors to performance in the first half of 2000, as the sector continued to benefit from low refined-product inventories, a dearth of new capacity, and growing economies around the world. Valero Energy (+60.8%), Sunoco (+27.6%), and Tosco (+4.6%) all contributed positively to the Fund's performance during the reporting period.(5) We continue to project very strong quarterly earnings comparisons, which should galvanize investors' interest in this previously moribund sector.

-------
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.
(2) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. You cannot invest directly in an index.
(3) See footnote and table on page 9 for more information about Lipper Inc.
(4) See footnote on page 5 for more information about the Russell 1000 Value Index.
(5) Returns reflect performance for the six-month period ended 6/30/00.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE


                                                          12/98                       12/99                       6/00
                                                          -----                       -----                       ----
Class A                                                   4.01%                       25.11%                      5.56%
Class B & Class C                                         3.56                        24.16                       5.13

Past performance is no guarantee of future results. Class C shares returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

During the first half of 2000, Dynegy, which acquired Fund holding Illinova in an all-stock transaction last year, continued its excellent performance. Dynegy benefited from evidence of the earnings power of its unique U.S. energy marketing assets. The stock, which rose 94.5% during the first half, was the Fund's largest single contributor to performance during the period. Despite the company's positive outlook, we have reduced the Fund's position consistent with our investment disciplines and are pursuing other opportunities.

Oil and natural gas exploration and production companies also made a positive contribution to Fund performance during the first six months of 2000. In selecting stocks in this sector, we sought issues with an ability to leverage improving commodity prices. Union Pacific Resources (+73.7%) accepted an all-stock offer from industry leader Anadarko Petroleum. We continue to hold the shares, as we believe the company is well positioned in the dynamic U.S. natural gas business.

MARKET CHALLENGES

Several basic-industry companies faced a more challenging environment during the first half of 2000. Copper producer Phelps Dodge was plagued by two consecutive earnings shortfalls and the stock depreciated by 43.8%, with a negative impact on Fund performance. Since the company's management appears to be well on the way to correcting operational issues and we are optimistic about supply/demand dynamics in the copper market, we have maintained the Fund's position. We believe the stock has excellent valuation support and that its current 5% dividend appears secure.

Georgia Pacific, down 48% in the first half, also detracted from the Fund's returns. The stock was badly hurt in a sell-off response to the slowing economy.

While a softer housing market may impact the company's building-products division and capacity issues may affect the paper market, we view the company as undervalued, we like its secure dividend, and we have retained a small position for the Fund.

In the capital goods sector, Caterpillar was down 27% for the first half of the year. The company has been plagued by a series of earnings misses and negative sentiment toward economically sensitive issues. We continue to own a modest position in Caterpillar, based on its depressed valuation, current 3.8% dividend, and improvements in many of the company's end markets--including energy, power generation, and infrastructure.

Finally, in the technology sector, Unisys was down 54% during the first six months of the year. We purchased Unisys during the second quarter of 2000, when the company's stock had dropped sharply after reporting reduced earnings guidance. We felt that Unisys was addressing its problems, would show improvement in its fledgling services business in the second half of 2000, and would enjoy excellent asset value support. A recent company announcement cast the first two beliefs into question. While the Fund continues to hold a small position in Unisys, at the close of the reporting period, we were actively reevaluating the stock.

LOOKING AHEAD

Going forward, we will continue to seek opportunities in market sectors that we believe offer a combination of improving fundamentals, high current dividend yields, strong valuation support, and meaningful discounts to private-market values. In short, we seek situations where there are "many possible ways to win." At the same time, we try to identify low-expectation stocks to minimize downside risk in defensive markets.

Generally, the Fund's sector allocations are similar to those at year-end 1999, with the exception of certain financial sectors, where we increased exposure from 2% to approximately 11% as of June 30, 2000. As financial stocks corrected in tandem with Federal Reserve tightening, we felt that they had reached a level where they fit our strict value discipline. Many of these stocks have excellent valuation support, high dividend yields, and may enjoy strong performance as the Federal Reserve's tightening cycle begins to wind down.
Whatever the economy or the markets may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Michael C. Sheridan
Richard A. Rosen
Portfolio Managers
MacKay Shields LLC

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/00
    Class A                    3.67%               16.44%
    Class B                    2.81%               15.55%
    Class C                    2.81%               15.55%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/00
    Class A                   -2.03%               13.33%
    Class B                   -2.19%               14.31%
    Class C                    1.81%               15.55%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/00
    Class A             27 out of 216 funds  5 out of 199 funds
    Class B             32 out of 216 funds  7 out of 199 funds
    Class C             32 out of 216 funds  7 out of 205 funds
    Average Lipper
    equity income fund        -6.71%                1.63%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $12.36      $0.1056      $0.0000
    Class B     $12.32      $0.0634      $0.0000
    Class C     $12.32      $0.0634      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/00.

MainStay Equity Income Fund

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (88.4%)+

BANKS (5.3%)
Chase Manhattan Corp. (The)......     31,650       $ 1,457,878
FleetBoston Financial Corp. .....     27,400           931,600
Washington Mutual, Inc. .........     27,000           779,625
                                                   -----------
                                                     3,169,103
                                                   -----------
CHEMICALS (11.9%)
Air Products and Chemicals,
 Inc. ...........................     91,000         2,803,938
Arch Chemicals, Inc. ............     22,500           492,187
Crompton Corp. ..................     70,000           857,500
Cytec Industries Inc. (a)........     34,800           859,125
Eastman Chemical Co. ............     14,500           692,375
Geon Co. (The)...................     12,000           222,000
Solutia Inc. ....................     85,400         1,174,250
                                                   -----------
                                                     7,101,375
                                                   -----------
COMPUTER SYSTEMS (0.7%)
Unisys Corp. (a).................     27,000           393,187
                                                   -----------

CONSUMER PRODUCTS (0.3%)
Energizer Holdings, Inc. (a).....      8,333           152,077
                                                   -----------

ELECTRIC POWER COMPANIES (11.2%)
Allegheny Energy, Inc. ..........     14,000           383,250
Cinergy Corp. ...................     27,600           702,075
CMS Energy Corp. ................     27,000           597,375
DTE Energy Co. ..................     29,200           892,425
Energy East Corp. ...............     56,200         1,071,313
Niagara Mohawk Holdings, Inc.
 (a).............................     45,000           627,188
PECO Energy Co. .................     21,000           846,562
Western Resources, Inc. .........    100,000         1,550,000
                                                   -----------
                                                     6,670,188
                                                   -----------
ENGINEERING & CONSTRUCTION (1.4%)
Fluor Corp. .....................     27,300           863,363
                                                   -----------

FINANCE (3.3%)
American General Corp. ..........     20,500         1,250,500
ASA Ltd. ........................     20,000           322,500
Citigroup Inc. ..................      7,100           427,775
                                                   -----------
                                                     2,000,775
                                                   -----------
FOOD (2.4%)
ConAgra, Inc. ...................     25,000           476,562
Heinz (H. J.) Co. ...............     10,000           437,500
Ralston Purina Co. ..............     25,000           498,438
                                                   -----------
                                                     1,412,500
                                                   -----------
--------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

                                     SHARES           VALUE
--------------------------------------------------------------
HEALTH CARE--MEDICAL PRODUCTS (1.1%)
Becton, Dickinson & Co. .........     23,000       $   659,812
                                                   -----------

HEAVY DUTY TRUCKS (0.5%)
Navistar International Corp.
 (a).............................     10,100           313,731
                                                   -----------

INSURANCE (2.5%)
Allstate Corp. (The).............      9,800           218,050
MCIG Investment Corp. ...........     28,300         1,287,650
                                                   -----------
                                                     1,505,700
                                                   -----------
LEISURE TIME (0.8%)
Callaway Golf Co. ...............     28,500           464,906
                                                   -----------

MACHINERY (1.1%)
Caterpillar Inc. ................     20,100           680,887
                                                   -----------

MANUFACTURING (4.4%)
AGCO Corp. ......................     44,000           539,000
Honeywell International Inc. ....     42,000         1,414,875
Minnesota Mining & Manufacturing
 Co. ............................      8,000           660,000
                                                   -----------
                                                     2,613,875
                                                   -----------
METALS (1.8%)
Phelps Dodge Corp. ..............     29,100         1,082,156
                                                   -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (3.5%)
Columbia Energy Group............     10,600           695,625
Dynegy Inc. Class A..............     20,600         1,407,238
                                                   -----------
                                                     2,102,863
                                                   -----------
OFFICE EQUIPMENT & SUPPLIES (2.5%)
Pitney Bowes Inc. ...............     36,600         1,464,000
                                                   -----------

OIL & GAS SERVICES (9.3%)
Burlington Resources Inc. .......     20,000           765,000
Union Pacific Resources Group
 Inc. ...........................     67,100         1,476,200
Unocal Corp. ....................     53,000         1,755,625
Valero Energy Corp. .............     49,600         1,574,800
                                                   -----------
                                                     5,571,625
                                                   -----------
OIL--INTEGRATED DOMESTIC (12.9%)
Conoco Inc. Class B..............     51,700         1,269,881
Kerr-McGee Corp. ................     10,600           624,738
Sunoco, Inc. ....................     89,000         2,619,937
Tosco Corp. .....................     66,600         1,885,613
USX-Marathon Group...............     51,600         1,293,225
                                                   -----------
                                                     7,693,394
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

OIL--INTEGRATED INTERNATIONAL (4.3%)
ENI Spa PLC ADR (b)..............     14,000       $   814,625
Texaco Inc. .....................     32,500         1,730,625
                                                   -----------
                                                     2,545,250
                                                   -----------

PAPER & FOREST PRODUCTS (1.1%)
Georgia-Pacific Corp. ...........     24,700           648,375
                                                   -----------
PHOTOGRAPHY/IMAGING (2.0%)
Eastman Kodak Co. ...............     20,400         1,213,800
                                                   -----------

RAILROADS (0.6%)
Burlington Northern Santa Fe
 Corp. ..........................     16,600           380,763
                                                   -----------

REAL ESTATE INVESTMENT/MANAGEMENT (3.0%)
Developers Diversified Realty
 Corp. ..........................     20,000           298,750
Health Care Property Investors,
 Inc. ...........................     15,500           422,375
Healthcare Realty Trust Inc. ....     22,500           383,906
Highwoods Properties, Inc. ......     13,800           331,200
Nationwide Health Properties,
 Inc. ...........................     23,400           326,138
                                                   -----------
                                                     1,762,369
                                                   -----------
RETAIL (0.5%)
Payless ShoeSource, Inc. (a).....      6,000           313,125
                                                   -----------
Total Common Stocks (Cost
 $52,063,706)....................                   52,779,199
                                                   -----------

PREFERRED STOCKS (1.0%)

PAPER & FOREST PRODUCTS (0.4%)
International Paper Co.
 5.25%...........................      6,000           225,750
                                                   -----------

REAL ESTATE INVESTMENT/MANAGEMENT (0.6%)
General Growth Properties, Inc.
 7.25%, 7/15/08 (c)..............     16,000           348,000
                                                   -----------
Total Preferred Stocks
 (Cost $686,500).................                      573,750
                                                   -----------

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.8%)

COMMERCIAL PAPER (11.8%)
American Express Credit Corp.
 6.88%, due 7/3/00...............  $1,965,000      $ 1,964,249
General Electric Capital Corp.
 6.52%, due 7/12/00..............   1,125,000        1,122,751
Goldman Sachs Group Inc. (The)
 6.92%, due 7/5/00...............   2,000,000        1,998,462
Prudential Funding Corp.
 6.54%, due 7/6/00...............   2,000,000        1,998,178
                                                   -----------
Total Short-Term Investments
 (Cost $7,083,640)...............                    7,083,640
                                                   -----------
Total Investments
 (Cost $59,833,846) (d)..........       101.2%      60,436,589(e)
Liabilities in Excess of Cash,
 and Other Assets................        (1.2)        (706,192)
                                        -----       ----------
Net Assets.......................       100.0%     $59,730,397
                                        =====      ===========


-------
 (a) Non-income producing security.
 (b) ADR--American Depository Receipt.
 (c) PIERS--Preferred Income Equity Redeemable Stock.
 (d) The cost for federal income tax purposes is $59,895,639.
 (e) At June 30, 2000, net unrealized appreciation was $540,950, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,958,547 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,417,597.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $59,833,846)..............................................       $60,436,589
Cash........................................................               476
Receivables:
  Investment securities sold................................         4,745,000
  Fund shares sold..........................................           300,502
  Dividends and interest....................................           181,327
Unamortized organization expense............................            39,415
                                                                   -----------
        Total assets........................................        65,703,309
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         5,566,470
  Transfer agent............................................            42,226
  MainStay Management.......................................            37,097
  NYLIFE Distributors.......................................            35,210
  Fund shares redeemed......................................            16,706
  Custodian.................................................             9,323
  Trustees..................................................               408
Accrued expenses............................................            32,473
Dividend payable............................................           232,999
                                                                   -----------
        Total liabilities...................................         5,972,912
                                                                   -----------
Net assets..................................................       $59,730,397
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    19,132
  Class B...................................................            27,781
  Class C...................................................             1,519
Additional paid-in capital..................................        55,887,420
Accumulated distribution in excess of net investment
  income....................................................           (21,428)
Accumulated undistributed net realized gain on
  investments...............................................         3,213,230
Net unrealized appreciation on investments..................           602,743
                                                                   -----------
Net assets..................................................       $59,730,397
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $23,637,977
                                                                   ===========
Shares of beneficial interest outstanding...................         1,913,164
                                                                   ===========
Net asset value per share outstanding.......................       $     12.36
Maximum sales charge (5.50% of offering price)..............              0.72
                                                                   -----------
Maximum offering price per share outstanding................       $     13.08
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $34,221,720
                                                                   ===========
Shares of beneficial interest outstanding...................         2,778,111
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.32
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 1,870,700
                                                                   ===========
Shares of beneficial interest outstanding...................           151,861
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.32
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  754,369
  Interest..................................................     132,614
                                                              ----------
    Total income............................................     886,983
                                                              ----------
Expenses:
  Management................................................     181,454
  Distribution--Class B.....................................     111,001
  Distribution--Class C.....................................       4,662
  Transfer agent............................................     102,592
  Service--Class A..........................................      26,251
  Service--Class B..........................................      37,000
  Service--Class C..........................................       1,554
  Registration..............................................      15,309
  Custodian.................................................      11,197
  Recordkeeping.............................................      10,299
  Professional..............................................       9,995
  Shareholder communication.................................       7,739
  Amortization of organization expense......................       6,727
  Trustees..................................................         710
  Miscellaneous.............................................      11,504
                                                              ----------
    Total expenses..........................................     537,994
                                                              ----------
Net investment income.......................................     348,989
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................   2,386,918
Net change in unrealized appreciation on investments........    (187,969)
                                                              ----------
Net realized and unrealized gain on investments.............   2,198,949
                                                              ----------
Net increase in net assets resulting from operations........  $2,547,938
                                                              ==========

-------

(a) Dividends recorded net of foreign withholding taxes of $6,323.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended           Year ended
                                                              June 30, 2000*   December 31, 1999
                                                              --------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   348,989        $   429,842
  Net realized gain on investments..........................     2,386,918          2,946,162
  Net change in unrealized appreciation on investments......      (187,969)           795,505
                                                               -----------        -----------
  Net increase in net assets resulting from operations......     2,547,938          4,171,509
                                                               -----------        -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (193,865)          (269,644)
    Class B.................................................      (168,067)          (171,600)
    Class C.................................................        (8,485)            (3,987)
  From net realized gain on investments:
    Class A.................................................            --         (1,093,105)
    Class B.................................................            --         (1,397,249)
    Class C.................................................            --            (50,299)
                                                               -----------        -----------
      Total dividends and distributions to shareholders.....      (370,417)        (2,985,884)
                                                               -----------        -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     5,942,162          7,269,510
    Class B.................................................    14,164,169         23,104,511
    Class C.................................................     1,071,508          1,014,522
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        31,167          1,141,978
    Class B.................................................        54,122          1,489,350
    Class C.................................................         2,255             49,257
                                                               -----------        -----------
                                                                21,265,383         34,069,128
  Cost of shares redeemed:
    Class A.................................................    (1,945,445)        (1,266,462)
    Class B.................................................    (5,094,321)        (4,859,157)
    Class C.................................................       (64,024)          (194,090)
                                                               -----------        -----------
      Increase in net assets derived from capital share
        transactions........................................    14,161,593         27,749,419
                                                               -----------        -----------
      Net increase in net assets............................    16,339,114         28,935,044

NET ASSETS:
Beginning of period.........................................    43,391,283         14,456,239
                                                               -----------        -----------
End of period...............................................   $59,730,397        $43,391,283
                                                               ===========        ===========
Accumulated distribution in excess of net investment income
  at end of period..........................................   $   (21,428)       $        --
                                                               ===========        ===========

-------



 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                  Six months                          June 1*
                                                                    ended          Year ended         through
                                                                   June 30,       December 31,      December 31,
                                                                    2000+             1999              1998
                                                                  ----------      ------------      ------------
Net asset value at beginning of period......................       $ 11.81          $ 10.25           $ 10.00
                                                                   -------          -------           -------
Net investment income.......................................          0.10             0.22              0.07
Net realized and unrealized gain on investments.............          0.56             2.30              0.32
                                                                   -------          -------           -------
Total from investment operations............................          0.66             2.52              0.39
                                                                   -------          -------           -------
Less dividends and distributions:
From net investment income..................................         (0.11)           (0.22)            (0.07)
From net realized gain on investments.......................            --            (0.74)            (0.07)
                                                                   -------          -------           -------
Total dividends and distributions...........................         (0.11)           (0.96)            (0.14)
                                                                   -------          -------           -------
Net asset value at end of period............................       $ 12.36          $ 11.81           $ 10.25
                                                                   =======          =======           =======
Total investment return (a).................................          5.56%           25.11%             4.01%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income...................................          1.79%++          1.94%             1.20%++
    Net expenses............................................          1.63%++          1.65%             3.11%++
    Expenses (before reimbursement).........................          1.63%++          1.82%             3.11%++
Portfolio turnover rate.....................................            58%             193%              270%
Net assets at end of period (in 000's)......................       $23,638          $18,764           $10,290

-------

 *   Commencement of operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        Class B                                              Class C
     ----------------------------------------------      -----------------------------------------------
     Six months                          June 1*         Six months                        September 1**
       ended          Year ended         through           ended          Year ended          through
      June 30,       December 31,      December 31,       June 30,       December 31,      December 31,
       2000+             1999              1998            2000+             1999              1998
     ----------      ------------      ------------      ----------      ------------      -------------
      $ 11.78          $ 10.24           $ 10.00          $ 11.78          $ 10.24            $  9.06
      -------          -------           -------          -------          -------            -------
         0.06             0.15              0.04             0.06             0.15               0.04
         0.54             2.28              0.31             0.54             2.28               1.25
      -------          -------           -------          -------          -------            -------
         0.60             2.43              0.35             0.60             2.43               1.29
      -------          -------           -------          -------          -------            -------
        (0.06)           (0.15)            (0.04)           (0.06)           (0.15)             (0.04)
           --            (0.74)            (0.07)              --            (0.74)             (0.07)
      -------          -------           -------          -------          -------            -------
        (0.06)           (0.89)            (0.11)           (0.06)           (0.89)             (0.11)
      -------          -------           -------          -------          -------            -------
      $ 12.32          $ 11.78           $ 10.24          $ 12.32          $ 11.78            $ 10.24
      =======          =======           =======          =======          =======            =======
         5.13%           24.16%             3.56%            5.13%           24.16%             14.30%
         1.04%++          1.19%             0.45%++          1.04%++          1.19%              0.45%++
         2.38%++          2.40%             3.86%++          2.38%++          2.40%              3.86%++
         2.38%++          2.57%             3.86%++          2.38%++          2.57%              3.86%++
           58%             193%              270%              58%             193%               270%
      $34,222          $23,803           $ 4,166          $ 1,870          $   824            $    --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

Notes to Financial Statements unaudited

appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered

MainStay Equity Income Fund

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2000, the Manager earned $181,454. It was not necessary for the Manager to reimburse the Fund for expenses.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $3,235 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,305, $33,781 and $221, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $102,592.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A with a net asset value of $11,945,619, which represents 50.5% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $463 for the six months ended June 30, 2000.

MainStay Equity Income Fund

Fees for recordkeeping services provided to the Fund by the Manager amounted to $10,299 for the six months ended June 30, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $38,311 and $27,341, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2000*               DECEMBER 31, 1999
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................    487      1,190      87        598      1,887       82
Shares issued in reinvestment of dividends
  and distributions.........................      3          5      --(a)     101        132        4
                                               ----      -----      --       ----      -----      ---
                                                490      1,195      87        699      2,019       86
Shares redeemed.............................   (165)      (437)     (5)      (115)      (406)     (16)
                                               ----      -----      --       ----      -----      ---
Net increase................................    325        758      82        584      1,613       70
                                               ====      =====      ==       ====      =====      ===

-------

 *   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSEN11-08/00

[RECYCLE LOGO]

                                                    [THE MAINSTAY FUNDS(R) LOGO]

    MainStay(R)
    Equity Income Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Global High
                                                              Yield Fund versus J.P. Morgan Emerging
                                                              Markets Bond Index and J.P. Morgan EMBI
                                                              Global Constrained Composite--Class A, Class
                                                              B, and Class C Shares                            3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           26

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay Global High Yield Fund versus J.P. Morgan Emerging Markets Bond Index and J.P. Morgan EMBI Global Constrained Composite

CLASS A SHARES Total Returns: 1 Year 13.25%, Since Inception -0.02%


                                        [PERFORMANCE GRAPH]


                                                  MAINSTAY GLOBAL HIGH        J.P. MORGAN EMERGING       J.P. MORGAN EMBI GLOBAL
PERIOD END                                             YIELD FUND              MARKETS BOND INDEX*       CONSTRAINED COMPOSITE+
----------                                       --------------------        --------------------       -----------------------
6/1/98                                             $       9,550                  $    10,000                  $    10,000
6/98                                                       9,273                        9,711                        9,757
9/98                                                       7,066                        7,649                        7,930
12/98                                                      7,986                        8,408                        8,929
3/99                                                       8,250                        8,834                        9,356
6/99                                                       8,429                        9,297                        9,660
9/99                                                       8,597                        9,409                        9,771
12/99                                                      9,435                       10,593                       10,675
3/00                                                      10,043                       11,400                       11,225
6/00                                                       9,996                       11,450                       11,245


CLASS B SHARES Total Returns: 1 Year 12.46%, Since Inception -0.06%

                                        [PERFORMANCE GRAPH]

                                                  MAINSTAY GLOBAL HIGH        J.P. MORGAN EMERGING       J.P. MORGAN EMBI GLOBAL
PERIOD END                                             YIELD FUND              MARKETS BOND INDEX*       CONSTRAINED COMPOSITE+
----------                                        --------------------        --------------------       -----------------------
6/1/98                                             $      10,000                   $   10,000                    $  10,000
6/98                                                       9,700                        9,711                        9,757
9/98                                                       7,369                        7,649                        7,930
12/98                                                      8,318                        8,408                        8,929
3/99                                                       8,588                        8,834                        9,356
6/99                                                       8,759                        9,297                        9,660
9/99                                                       8,884                        9,409                        9,771
12/99                                                      9,733                       10,593                       10,675
3/00                                                      10,345                       11,400                       11,225
6/00                                                       9,988                       11,450                       11,245


 CLASS C SHARES Total Returns: 1 Year 16.46%, Since Inception 1.37%

                                        [PERFORMANCE GRAPH]

                                                  MAINSTAY GLOBAL HIGH        J.P. MORGAN EMERGING       J.P. MORGAN EMBI GLOBAL
PERIOD END                                             YIELD FUND              MARKETS BOND INDEX*       CONSTRAINED COMPOSITE+
----------                                       --------------------        --------------------       -----------------------
6/1/98                                             $      10,000                   $   10,000                    $  10,000
6/98                                                       9,700                        9,711                        9,757
9/98                                                       7,639                        7,649                        7,930
12/98                                                      8,318                        8,408                        8,929
3/99                                                       8,588                        8,834                        9,356
6/99                                                       8,759                        9,297                        9,660
9/99                                                       8,884                        9,409                        9,771
12/99                                                      9,733                       10,593                       10,675
3/00                                                      10,345                       11,400                       11,225
6/00                                                      10,288                       11,450                       11,245


-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The J.P. Morgan Emerging Markets Bond Index (EMBI) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds. You cannot invest directly in an index.

+ The MainStay Global High Yield Fund, going forward, will measure its performance against the J.P. Morgan EMBI Global Constrained Composite. This index reflects the holdings of the Fund better than the J.P. Morgan Emerging Markets Bond Index (EMBI), and the subadvisor believes that the J.P. Morgan EMBI Global Constrained Composite is, therefore, a better performance benchmark. The J.P. Morgan EMBI Global Constrained Composite is a uniquely-weighted version of the EMBI. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. You cannot invest directly in an index.

Portfolio Management Discussion and Analysis

During the first six months of 2000, several factors affected the market for global high-yield bonds. The first was foreign direct investment, which helped stimulate the economies of Mexico, Brazil, Argentina, Malaysia, and several other nations--creating jobs, providing better municipal services, and opening opportunities for higher tax revenues.

A second factor was economic strength, which continued to increase in many emerging nations. Asia expects growth between 3% and 4%, and Latin America should grow about 3% for the remainder of the year. Brazil is keeping inflation in check while slowly stimulating its economy. Working with the International Monetary Fund, Turkey has agreed to reduce domestic grain subsidies and allow certain assets to be privatized.

Commodity prices are a third force shaping the global markets. Oil, natural gas, and certain metals have been strong enough to help Russia, Venezuela, and Algeria. With many countries forecasting oil revenue based on a price of $16 to $19 a barrel, recent prices of about $30 a barrel represent substantial windfalls. Attractive yield spreads have drawn many investors to the global bond markets, particularly as spreads have widened to exorbitant levels. Finally, the global advance of telecommunications and media companies has opened the door for substantial investment opportunities.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Global High Yield Fund returned 5.94% for Class A shares and 5.70% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 6.45% return of the average Lipper(1) emerging market debt fund and the 8.10% return of J.P. Morgan EMBI Index(2) over the same period. All shares classes outperformed the 4.45% return of the J.P. Morgan EMBI Global Constrained Composite,(3) against which the Fund will measure its performance going forward.

Three different sources contributed to the Fund's underperformance relative to its peers. The first was the Fund's underweighted position in Brady bonds. Brady bonds are restructured bank loans, typically with principal backed by U.S. Treasury securities. Secondly, we did not hold onto Russian bonds when Russia decided to restructure its debt. Although we have been adding Russian bonds to the Fund slowly since the end of last year, we missed the beginning of the rally. Finally, our corporate bond holdings, approximately 20% of the Fund, lagged sovereign debt in the rally. These bonds, however, tend to do well after government securities start to trade sideways. Over time we believe the corporate bonds in the Fund will contribute positively to performance.

--------------

(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the J.P. Morgan EMBI
    Index.
(3) See footnote on page 4 for more information about the J.P. Morgan EMBI Global Constrained Composite.

                                  [BAR CHART]

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

PERIOD END                                                                         TOTAL RETURN %
-----------                                                                        ---------------
12/98                                                                           -16.38 Class A
12/99                                                                            18.15 Class A
6/00                                                                              5.94 Class A
12/98                                                                           -16.82 Class B and Class C
12/99                                                                            17.01 Class B and Class C
6/00                                                                              5.70 Class B and Class C



Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

TOP-PERFORMING COUNTRIES

During the first half of 2000, Russia and Venezuela were the best-performing markets in which the Fund invested. Both benefited from higher oil prices and attractive yield spreads. Venezuela has continued to repurchase debt, regardless of whether oil is selling at $30 a barrel or $10 a barrel, providing an economically stable and relatively reliable environment in which to invest. Recent spread tightening in Venezuelan bonds has helped the Fund's returns. We currently believe Russian bonds are trading at aggressively wide spreads, even in light of recent difficulties in that country, and Russian bonds contributed positively to the Fund's performance during the semiannual reporting period.

Algerian bonds, although somewhat more exotic than Russian or Venezuelan issues, are also benefiting from higher oil prices and we continue to believe the Fund's Algerian holdings have promise for the second half of 2000.

STRATEGIC INVESTING

Political elections often provide investment opportunities for the Fund. Elections often stimulate additional market volatility, which may result in wider yield spreads. The Fund seeks to purchase bonds inexpensively when spreads widen to unreasonable levels. After the elections, spreads generally tighten to more typical levels. The Fund has benefited from election-focused investing in Peru and Russia, and we hope to use similar strategies in Mexico as their early July elections approach. The possibility of an upset for the Institutional Revolutionary Party (PRI) presents dynamics not seen in the last 71 years. Unfortunately, spreads have not widened substantially to date, and the markets have remained remarkably calm.

ASIAN INVESTMENTS

During the six months ended June 30, 2000, the Fund has had some exposure to Asian markets, but we have not overweighted any Asian positions. The Fund has been in and out of Korea a couple of times, but we maintained the Fund's position in Malaysian Petronas bonds. Petronas is an oil/commodities holding that we believed would benefit from economic improvements in Japan and Korea. Although there are many factors to consider in international investing, we believed Petronas bonds offered the Fund certain advantages over Malaysian sovereign debt. For one thing, they carry little currency risk because much of the company's balance sheet is in U.S. dollars. The bonds also allowed the Fund to spread itself across different portions of the yield curve. The prospects for Petronas, which produces and exports oil to the Asian region, improved as oil prices started to rise. The bonds have been a positive contributor to the Fund's performance.

OTHER CORPORATE HOLDINGS

Among the most significant of the Fund's corporate holdings during the first half of the year were telecommunications and media bonds. Consolidation and integration in these sectors has been a global theme, and the Fund has capitalized on it with Mexican investments in Telmex and Televisa. Although the Televisa bonds were repurchased, shareholders profited from owning Telmex bonds.

Brazilian electrical bonds also helped the Fund's performance, as yield spreads tightened in that market. Two companies, Copel and Cemig have provided strong results for the Fund since we bought their bonds at very low prices during the Brazilian setback in 1999. The Fund has also entered the PVC market with Trikem, whose bonds we also purchased at depressed prices. Since then, the market has been looking for strong credits with high yields, and investors have driven prices on these securities steadily higher.

LOOKING AHEAD

We anticipate that the United States' Federal Reserve will slow its tightening during the second half of 2000, and we intend to extend the Fund's duration as that occurs. If spreads tighten, as we believe they will, the Fund should be well positioned.

Emerging market debt has stronger appeal as bonds are becoming less dependent on equities for their fate. Strong credits trading at substantial spreads to sovereign debt will continue to attract our attention. No matter what the markets or global economy may bring, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers, with capital appreciation as a secondary objective.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   The MainStay Global High Yield Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In May 2000, the Fund increased its dividend to reflect a higher level of current earnings within the Fund. The increase did not materially impact the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/00
    Class A                     18.58%                   2.21%
    Class B                     17.46%                   1.37%
    Class C                     17.46%                   1.37%

   FUND RETURNS (WITH SALES CHARGES)*

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/00
    Class A                     13.25%                  -0.02%
    Class B                     12.46%                  -0.06%
    Class C                     16.46%                   1.37%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/00
    Class A                    33 out of             25 out of
                               47 funds              44 funds
    Class B                    36 out of             28 out of
                               47 funds              44 funds
    Class C                    36 out of             36 out of
                               47 funds              45 funds
    Average Lipper emerging
    markets debt fund           20.74%                2.45%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $8.72       $0.3606      $0.0000
    Class B     $8.69       $0.3290      $0.0000
    Class C     $8.69       $0.3290      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/00.

MainStay Global High Yield Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
LONG-TERM BONDS (96.4%)+
BRADY BONDS (24.2%)

ARGENTINA (2.2%)
Republic of Argentina
 Series FRB
 6.8125%, due 3/31/05 (a).......  $ 320,000       $   292,000
                                                  -----------

BRAZIL (10.8%)
Republic of Brazil
 Series RG
 6.9375%, due 4/15/06 (a).......    623,100           568,968
 Series 20 year
 8.00%, due 4/15/14 (b)(c)......  1,182,154           869,622
                                                  -----------
                                                    1,438,590
                                                  -----------
BULGARIA (4.2%)
Republic of Bulgaria
 Series A
 6.50%, due 7/28/24 (a).........    700,000           553,000
                                                  -----------

PERU (3.4%)
Republic of Peru
 Series 20 year
 3.75%, due 3/7/17 (d)..........    750,000           456,562
                                                  -----------
POLAND (1.4%)
Republic of Poland
 Series PDIB
 6.00%, due 10/27/14
 7.00%, beginning 10/27/02......    200,000           178,500
                                                  -----------
VENEZUELA (2.2%)
Republic of Venezuela
 Series DL
 7.00%, due 12/18/07 (a)........    357,143           290,625
                                                  -----------
Total Brady Bonds
 (Cost $2,883,883)..............                    3,209,277
                                                  -----------

CORPORATE BONDS (11.0%)

BERMUDA (0.6%)
GlobeNet Communications Group
 Ltd.
 13.00%, due 7/15/07 (e)........     75,000            75,656
                                                  -----------

BRAZIL (4.4%)
Companhia Paranaense
 de Energia Series REGS
 9.75%, due 5/2/05..............    200,000           198,000
Globo Communicacoes e
 Participacoes S.A.
 Series REGS
 10.625%, due 12/5/08...........    124,000           104,160
Trikem S.A.
 Series REGS
 10.625%, due 7/24/07...........    200,000           149,000

-------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.
 *  Investments are grouped by country of issuance.

                                  PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
BRAZIL (CONTINUED)
Votorantim Celulose e Papel
 Series REGS
 8.50%, due 6/27/05.............  $ 130,000       $   128,050
                                                  -----------
                                                      579,210
                                                  -----------
INDONESIA (0.4%)
Indah Kiat Pulp & Paper Corp.
 10.00%, due 7/1/07.............     88,000            53,680
                                                  -----------

MALAYSIA (2.1%)
Petroliam Nasional Berhad
 Series REGS
 7.125%, due 10/18/06...........    100,000            94,750
 Series REGS
 7.625%, due 10/15/26...........    100,000            86,000
 8.875%, due 8/1/04 (e).........    100,000           102,850
                                                  -----------
                                                      283,600
                                                  -----------
MEXICO (2.6%)
Grupo Iusacell S.A. de C.V.
 Series REGS
 14.25%, due 12/1/06............    125,000           130,313
Maxcom Telecomunicacione
 13.75%, due 4/1/07 (e)(f)......        250           222,500
                                                  -----------
                                                      352,813
                                                  -----------
UNITED STATES (0.9%)
Freeport - McMoRan Copper &
 Gold, Inc.
 7.50%, due 11/15/06............    100,000            66,000
Nextel International, Inc.
 12.125%, due 4/15/08...........     75,000            48,750
                                                  -----------
                                                      114,750
                                                  -----------
Total Corporate Bonds
 (Cost $1,466,937)..............                    1,459,709
                                                  -----------

GOVERNMENTS & FEDERAL AGENCIES (50.3%)

ARGENTINA (11.8%)
Republic of Argentina
 9.75%, due 9/19/27.............    705,000           545,053
 11.75%, due 4/7/09.............    200,000           186,500
 12.00%, due 2/1/20 (c).........    900,000           837,000
                                                  -----------
                                                    1,568,553
                                                  -----------
BRAZIL (14.1%)
Republic of Brazil
 10.125%, due 5/15/27...........    450,000           354,375
 11.625%, due 4/15/04 (c).......  1,045,000         1,056,756
 12.25%, due 3/6/30.............    500,000           458,750
                                                  -----------
                                                    1,869,881
                                                  -----------
MEXICO (4.9%)
United Mexican States
 9.875%, due 2/1/10.............    625,000           651,563
                                                  -----------
PANAMA (2.5%)
Republic of Panama
 8.875%, due 9/30/27............    400,000           336,000
                                                  -----------
QATAR (0.9%)
The State of Qatar
 9.75%, due 6/15/30 (e).........    125,000           122,813
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments* June 30, 2000 unaudited




                                  PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
RUSSIA (7.6%)
Russian Federation
 Series REGS
 12.75%, due 6/24/28............  $ 700,000       $   602,000
City of St. Petersburg
 Series REGS
 9.50%, due 6/18/02.............    120,000           101,550
Vnesheconombank
 Series 24 year
 7.9375%, due 12/15/20..........  1,000,000           306,250
                                                  -----------
                                                    1,009,800
                                                  -----------
TURKEY (3.6%)
Republic of Turkey
 11.75%, due 6/15/10............    150,000           153,375
 11.875%, due 1/15/30...........    300,000           318,750
                                                  -----------
                                                      472,125
                                                  -----------
VENEZUELA (4.9%)
Republic of Venezuela
 9.25%, due 9/15/27.............    987,000           650,186
                                                  -----------
Total Governments & Federal
 Agencies
 (Cost $6,619,776)..............                    6,680,921
                                                  -----------

LOAN PARTICIPATIONS (2.9%)

ALGERIA (1.5%)
Algeria
 6.8125%, due 9/4/06 (a)(g).....    250,000           206,875
                                                  -----------

MOROCCO (1.4%)
Morocco, Tranche A
 6.9375%, due 1/1/09 (a)(g).....    200,000           179,500
                                                  -----------
Total Loan Participations
 (Cost $360,141)................                      386,375
                                                  -----------

YANKEE BONDS (8.0%)

ARGENTINA (1.4%)
Cablevision S.A.
 Series 5, Tranche 1
 13.75%, due 5/1/09.............    100,000            91,500
Multicanal S.A.
 Series E
 13.125%, due 4/15/09...........    100,000            96,250
                                                  -----------
                                                      187,750
                                                  -----------
LUXEMBOURG (1.0%)
Millicom International Cellular
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.......    150,000           127,500
                                                  -----------

MEXICO (4.8%)
Azteca Holdings S.A.
 11.00%, due 6/15/02............    150,000           145,312
Innova S. de R.L.
 12.875%, due 4/1/07............    200,000           184,500
Petroleos Mexicanos
 Series P
 9.50%, due 9/15/27.............    175,000           177,625

                                  PRINCIPAL
                                    AMOUNT           VALUE
-------------------------------------------------------------
MEXICO (CONTINUED)
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07............  $ 145,000       $   130,138
                                                  -----------
                                                      637,575
                                                  -----------
TURKEY (0.8%)
Cellco Finance N.V.
 15.00%, due 8/1/05 (e).........    100,000           107,250
                                                  -----------
Total Yankee Bonds
 (Cost $1,066,184)..............                    1,060,075
                                                  -----------
Total Long-Term Bonds
 (Cost $12,396,921).............                   12,796,357
                                                  -----------
                                    SHARES
                                 -----------
COMMON STOCK (0.2%)

CHINA (0.2%)
China Unicom Ltd. ADR (h).......      1,000            21,250
                                                  -----------
Total Common Stock
 (Cost $19,990).................                       21,250
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                 -----------
SHORT-TERM INVESTMENT (1.5%)
COMMERCIAL PAPER (1.5%)

UNITED STATES (1.5%)
American Express Credit Corp.
 6.88%, due 7/3/00..............  $ 200,000           199,923
                                                  -----------
Total Short-Term Investment
 (Cost $199,923)................                      199,923
                                                  -----------
Total Investments
 (Cost $12,616,834) (i).........       98.1%       13,017,530(j)
Cash and Other Assets,
 Less Liabilities...............        1.9           251,982
                                      -----       -----------
Net Assets......................      100.0%      $13,269,512
                                      =====       ===========


-------

(a)  Floating rate. Rate shown is the rate in effect at June
     30, 2000.
(b) CIK ("Cash in Kind") -- interest payment is made with cash or additional securities.
(c)  Represents security of which a portion is out on loan.
     (See Note 2)
(d) FLIRB (Floating Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
(e)  May be sold to institutional investors only.
(f) 250 units -- Each unit consists of $1M Senior Note and 1 warrant to acquire common stock at a future date.
(g)  Restricted security.
(h)  ADR -- American Depository Receipt.
(i) The cost stated also represents the aggregate cost for federal income tax purposes.
(j) At June 30, 2000 net unrealized appreciation for securities was $400,696 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $645,125 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $244,429.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $12,616,834)..............................................       $13,017,530
Cash........................................................            78,128
Collateral held for securities loaned, at value (Note 2)....         1,526,705
Receivables:
  Interest..................................................           349,947
  Investment securities sold................................           281,722
  Fund shares sold..........................................             1,106
Unamortized organization expense............................            39,414
                                                                   -----------
  Total assets..............................................        15,294,552
                                                                   -----------
LIABILITIES:
Securities lending collateral (Note 2)......................         1,526,705
Payables:
  Investment securities purchased...........................           347,604
  Mainstay Management.......................................            12,376
  Transfer agent............................................             9,270
  NYLIFE Distributors.......................................             5,590
  Custodian.................................................             5,299
  Trustees..................................................                77
Accrued expenses............................................            25,924
Dividend payable............................................            92,195
                                                                   -----------
  Total liabilities.........................................         2,025,040
                                                                   -----------
Net assets..................................................       $13,269,512
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     9,816
  Class B...................................................             5,029
  Class C...................................................               392
Additional paid-in capital..................................        14,419,075
Accumulated undistributed net investment income.............            74,241
Accumulated net realized loss on investments................        (1,639,669)
Accumulated net realized loss on foreign currency
  transactions..............................................               (68)
Net unrealized appreciation on investments..................           400,696
                                                                   -----------
Net assets..................................................       $13,269,512
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 8,560,741
                                                                   ===========
Shares of beneficial interest outstanding...................           981,599
                                                                   ===========
Net asset value per share outstanding.......................       $      8.72
Maximum sales charge (4.50% of offering price)..............              0.41
                                                                   -----------
Maximum offering price per share outstanding................       $      9.13
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 4,368,559
                                                                   ===========
Shares of beneficial interest outstanding...................           502,937
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.69
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   340,212
                                                                   ===========
Shares of beneficial interest outstanding...................            39,163
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.69
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $  718,385
                                                              ----------
Expenses:
  Management................................................      44,521
  Transfer agent............................................      31,295
  Distribution--Class B.....................................      15,654
  Distribution--Class C.....................................         571
  Registration..............................................      13,445
  Service--Class A..........................................      10,488
  Service--Class B..........................................       5,219
  Service--Class C..........................................         193
  Professional..............................................       9,075
  Amortization of organization expense......................       6,727
  Recordkeeping.............................................       6,000
  Custodian.................................................       4,628
  Shareholder communication.................................       1,581
  Trustees..................................................         148
  Miscellaneous.............................................       7,655
                                                              ----------
    Total expenses before waiver and reimbursement..........     157,200
Fees waived and reimbursed by Manager.......................     (32,333)
                                                              ----------
    Net expenses............................................     124,867
                                                              ----------
Net investment income.......................................     593,518
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     381,181
  Foreign currency transactions.............................         (68)
                                                              ----------
Net realized gain on investments and foreign currency
  transactions..............................................     381,113
                                                              ----------
Net change in unrealized appreciation on investments........    (253,357)
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................     127,756
                                                              ----------
Net increase in net assets resulting from operations........  $  721,274
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended           Year ended
                                                              June 30, 2000*   December 31, 1999
                                                              --------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   593,518        $ 1,005,035
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       381,113           (740,048)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      (253,357)         1,562,334
                                                               -----------        -----------
  Net increase in net assets resulting from operations......       721,274          1,827,321
                                                               -----------        -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (350,709)          (739,975)
    Class B.................................................      (161,666)          (285,613)
    Class C.................................................        (6,902)            (3,998)
                                                               -----------        -----------
      Total dividends to shareholders.......................      (519,277)        (1,029,586)
                                                               -----------        -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       371,188            437,798
    Class B.................................................     1,015,935          1,318,076
    Class C.................................................       260,973             86,821
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        18,372             28,858
    Class B.................................................        65,087            121,870
    Class C.................................................         2,069              2,180
                                                               -----------        -----------
                                                                 1,733,624          1,995,603
  Cost of shares redeemed:
    Class A.................................................      (152,892)          (377,473)
    Class B.................................................      (526,608)          (459,094)
    Class C.................................................        (8,201)           (15,448)
                                                               -----------        -----------
      Increase in net assets derived from capital share
        transactions........................................     1,045,923          1,143,588
                                                               -----------        -----------
      Net increase in net assets............................     1,247,920          1,941,323
NET ASSETS:
Beginning of period.........................................    12,021,592         10,080,269
                                                               -----------        -----------
End of period...............................................   $13,269,512        $12,021,592
                                                               ===========        ===========
Accumulated undistributed net investment income at end of
  period....................................................   $    74,241        $        --
                                                               ===========        ===========

-------
 * Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                  Six months                          June 1*
                                                                    ended          Year ended         through
                                                                   June 30,       December 31,      December 31,
                                                                    2000+             1999              1998
                                                                  ----------      ------------      ------------
Net asset value at beginning of period......................       $  8.58          $  8.00           $ 10.00
                                                                   -------          -------           -------
Net investment income.......................................          0.39             0.78              0.34(a)
Net realized and unrealized gain (loss) on investments......          0.11             0.58             (1.99)
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................            --             0.01             (0.01)
                                                                   -------          -------           -------
Total from investment operations............................          0.50             1.37             (1.66)
                                                                   -------          -------           -------
Less dividends from net investment income...................         (0.36)           (0.79)            (0.34)
                                                                   -------          -------           -------
Net asset value at end of period............................       $  8.72          $  8.58           $  8.00
                                                                   =======          =======           =======
Total investment return (b).................................          5.94%           18.15%           (16.38)%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................          9.60%++          9.57%             7.40%++
    Net expenses............................................          1.70%++          1.70%             3.39%++
    Expenses (before waiver and reimbursement)..............          2.21%++          2.78%             3.59%++
Portfolio turnover rate.....................................            42%             104%               96%
Net assets at end of period (in 000's)......................       $ 8,561          $ 8,186           $ 7,548

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       Class B                                              Class C
    ----------------------------------------------      ------------------------------------------------
    Six months                          June 1*         Six months                        September 1**
      ended          Year ended         through           ended          Year ended          through
     June 30,       December 31,      December 31,       June 30,       December 31,       December 31,
      2000+             1999              1998            2000+             1999               1998
    ----------      ------------      ------------      ----------      ------------      -------------
     $  8.54          $  7.98           $ 10.00          $  8.54          $  7.98            $  7.18
     -------          -------           -------          -------          -------            -------
        0.34             0.71              0.32(a)          0.34             0.71               0.27(a)
        0.14             0.56             (2.01)            0.14             0.56               0.81
          --             0.01             (0.01)              --             0.01              (0.01)
     -------          -------           -------          -------          -------            -------
        0.48             1.28             (1.70)            0.48             1.28               1.07
     -------          -------           -------          -------          -------            -------
       (0.33)           (0.72)            (0.32)           (0.33)           (0.72)             (0.27)
     -------          -------           -------          -------          -------            -------
     $  8.69          $  8.54           $  7.98          $  8.69          $  8.54            $  7.98
     =======          =======           =======          =======          =======            =======
        5.70%           17.01%           (16.82)%           5.70%           17.01%             14.99%

        8.85%++          8.82%             6.65%++          8.85%++          8.82%              6.65%++
        2.45%++          2.45%             4.14%++          2.45%++          2.45%              4.14%++
        2.96%++          3.53%             4.34%++          2.96%++          3.53%              4.34%++
          42%             104%               96%              42%             104%                96%
     $ 4,369          $ 3,756           $ 2,532          $   340          $    79            $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements unaudited




the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Global High Yield Fund




SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At June 30, 2000, the Fund had portfolio securities with a fair market value of $1,338,440 on loan to broker-dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $3,134, net of broker fees and rebates, for the six months ended June 30, 2000, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 2000:

                                                               SHARES       VALUE
                                                              --------    ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................   514,205    $  514,205
                                                                          ----------

                                                              PRINCIPAL
                                                               AMOUNT
                                                              ---------
REPURCHASE AGREEMENT
Credit Suisse First Boston Corp.
    7.17%, due 7/3/00
    (Collateralized by
    $139,313 Commonwealth Edison Co.
      7.375%, due 9/15/02 Market Value $139,313
    $439,180 Millennium America, Inc.
      7.00%, due 11/15/06 Market Value $439,180)............  $500,000        500,000
Morgan (J.P.) Securities Inc.
      6.95%, due 7/3/00
      (Collateralized by
      $526,757 American General Finance Corp.
        6.375%, due 3/1/03 Market Value $538,126)...........   512,500        512,500
                                                                           ----------
                                                                            1,012,500
                                                                           ----------
Total investments made with cash collateral.................               $1,526,705
                                                                           ==========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

                                                                                          PERCENT
                                       DATE(S) OF      PRINCIPAL              6/30/00        OF
             SECURITY                  ACQUISITION      AMOUNT       COST      VALUE     NET ASSETS
             --------                ---------------   ---------   --------   --------   ----------
Algeria
  6.8125%, due 9/4/06..............   8/13/99-1/6/00   $250,000    $185,098   $206,875      1.5%
Morocco, Tranche A
  6.9375%, due 1/1/09..............  11/30/99-1/6/00    200,000     175,044    179,500      1.4
                                                                   --------   --------      ---
                                                                   $360,142   $386,375      2.9%
                                                                   ========   ========      ===

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

MainStay Global High Yield Fund




amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

CONCENTRATION. As of June 30, 2000, the Fund invested approximately 29.3% of its net assets in issuers in Brazil. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Substantially all of the Fund's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2000, the Manager earned $44,521 and waived $32,333 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940

MainStay Global High Yield Fund




Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $74, $7,693 and $53, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense amounted to $31,295 for the six months ended June 30, 2000.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A and Class B with net asset values of $7,848,000 and $869,000, respectively. This represents 91.7% and 19.9%, respectively, of the net assets at period end for Class A and B shares.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $124 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, capital loss carryforwards of $954,715 and $1,058,635, which have been deferred for federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2006 and 2007, respectively. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund has elected to treat for Federal income tax purposes approximately $7,500 of qualifying realized capital losses that arose during the prior year (after October 31, 1999) as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $6,045 and $5,181, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the period ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                  JUNE 30, 2000*                   DECEMBER 31, 1999
                                            ---------------------------      -----------------------------
                                            CLASS A   CLASS B   CLASS C      CLASS A   CLASS B    CLASS C
                                            -------   -------   -------      -------   -------   ---------
Shares sold...............................     43       117        31           55       163        11
Shares issued in reinvestment of
  dividends...............................      2         7        --(a)         4        15        --(a)
                                              ---       ---       ---          ---       ---        --
                                               45       124        31           59       178        11
Shares redeemed...........................    (18)      (61)       (1)         (48)      (55)       (2)
                                              ---       ---       ---          ---       ---        --
Net increase..............................     27        63        30           11       123         9
                                              ===       ===       ===          ===       ===        ==

-------

 *   Unaudited.
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

[MAINSTAY LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSGH11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Global High Yield Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Growth
                                                              Opportunities Fund versus Lipper Growth &
                                                              Income Funds Index, S&P 500 Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay Growth
Opportunities Fund versus Lipper Growth &
Income Funds Index, S&P 500 Index, and Inflation

CLASS A SHARES Total Returns: 1 Year 12.15%, Since Inception 21.49%
                              [PERFORMANCE GRAPH]

                                                                 LIPPER GROWTH &
                                          MAINSTAY GROWTH          INCOME FUNDS
PERIOD END                               OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
----------                               ------------------      ---------------       -----------------        --------------
6/1/98                                       $  9,450               $ 10,000               $ 10,000               $ 10,000
6/98                                           10,055                 10,120                 10,006                 10,406
9/98                                            9,308                  8,858                 10,043                  9,371
12/98                                          11,208                 10,298                 10,098                 11,367
3/99                                           11,765                 10,517                 10,135                 11,934
6/99                                           12,644                 11,493                 10,204                 12,776
9/99                                           11,902                 10,586                 10,313                 11,978
12/99                                          14,533                 11,741                 10,368                 13,760
3/00                                           15,384                 11,939                 10,516                 14,075
6/00                                           15,006                 11,639                 10,583                 13,701

CLASS B SHARES Total Returns: 1 Year 12.87%, Since Inception 22.74%
                              [PERFORMANCE GRAPH]

                                                                 LIPPER GROWTH &
                                          MAINSTAY GROWTH          INCOME FUNDS
PERIOD END                               OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
----------                               ------------------      ---------------       -----------------        --------------
6/1/98                                       $ 10,000               $ 10,000               $ 10,000               $ 10,000
6/98                                           10,630                 10,120                 10,006                 10,406
9/98                                            9,820                  8,858                 10,043                  9,371
12/98                                          11,800                 10,298                 10,098                 11,367
3/99                                           12,360                 10,517                 10,135                 11,934
6/99                                           13,260                 11,493                 10,204                 12,776
9/99                                           12,470                 10,586                 10,313                 11,978
12/99                                          15,199                 11,741                 10,368                 13,760
3/00                                           16,049                 11,939                 10,516                 14,075
6/00                                           15,329                 11,639                 10,583                 13,701

CLASS C SHARES Total Returns: 1 Year 16.87%, Since Inception 23.88%
                              [PERFORMANCE GRAPH]

                                                                 LIPPER GROWTH &
                                          MAINSTAY GROWTH          INCOME FUNDS
PERIOD END                               OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
----------                               ------------------      ---------------       -----------------        --------------
6/1/98                                       $ 10,000               $ 10,000               $ 10,000               $ 10,000
6/98                                           10,630                 10,120                 10,006                 10,406
9/98                                            9,820                  8,858                 10,043                  9,371
12/98                                          11,800                 10,298                 10,098                 11,367
3/99                                           12,360                 10,517                 10,135                 11,934
6/99                                           13,260                 11,493                 10,204                 12,776
9/99                                           12,470                 10,586                 10,313                 11,978
12/99                                          15,199                 11,741                 10,368                 13,760
3/00                                           16,049                 11,939                 10,516                 14,075
6/00                                           15,629                 11,639                 10,583                 13,701

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lipper Growth & Income Funds Index is an equally weighted performance index, adjusted for capital gains and income dividends, of the thirty largest qualifying funds in the Lipper growth and income fund universe. You cannot invest directly in an index.

+  "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P
   500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in an index.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------

(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 5 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis

The U.S. stock market struggled during the first six months of 2000, with small-cap stocks rising to new heights, declining severely, and then recovering somewhat, while large-cap equities took a dramatically different course.

Among the most significant factors influencing the U.S. equity market during this semiannual period were the Federal Reserve's moves to slow the economy through incremental increases in the targeted federal funds rate. The Fed's aggressive tightening posture dampened equity returns, despite robust growth in gross domestic product and corporate profits. As the first half of 2000 came to an end, it became apparent that the rising cost of capital brought about by six Fed tightenings in 12 months had begun to impact certain segments of the economy. On the positive side, Federal Reserve action has lowered prices among many speculative stocks that had reached excessive valuations.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Growth Opportunities Fund returned 3.25% for Class A shares and 2.83% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the average Lipper(1) large-cap core fund, which returned 1.27% during the same period. All share classes also outperformed the -0.42% return of the S&P 500 Index(2) for the same period.

The Fund's performance benefited from a neutral weighting in most sectors throughout much of the first half of 2000. While the uncertainty surrounding rising interest rates made it difficult to emphasize any particular sector, this environment enabled us to participate in two of the best-performing sectors for the semiannual period--health care and utilities. More importantly, our stock selection within the technology and financial service sectors enhanced the Fund's overall performance.

STRATEGIC STYLE ALLOCATION AND STOCK SELECTION

The Fund entered 2000 with a bias toward stocks with strong revenue growth. When the valuations of some of the Fund's growth-oriented holdings exceeded our expectations early in the first quarter, however, we lowered the portfolio's exposure to these stocks. Given the Federal Reserve's resolve to slow the economy, we slightly shifted our focus toward companies with historically consistent earnings growth in periods of decelerating corporate earnings and that were still trading well below the valuation of the overall market. For example, we maintained a market weighting in the technology sector through the first half of the year, believing that technology should continue to produce superior relative earnings gains. However, we shifted the Fund's emphasis within the sector toward less cyclical companies. We also maintained some exposure to value stocks, but again, lowered the Fund's exposure to cyclical stocks during the semiannual period.

-------

(3) Returns reflect performance for the six-month period ended 6/30/00.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[FUND PERFORMANCE BAR CHART]

PERIOD END                                                    TOTAL RETURN %
----------                                                    --------------
12/98                                                              18.60 Class A
12/99                                                              29.67 Class A
6/00                                                                3.25 Class A
12/98                                                              18.00 Class B and Class C
12/99                                                              28.80 Class B and Class C
6/00                                                                2.83 Class B and Class C

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

One of the Fund's best-performing holdings was Advanced Micro Devices (+166%),(3) a semiconductor manufacturer that benefited from wide acceptance of its new products. Another strong performer for the Fund was ADC Telecommunications (+131%), a communications-equipment provider that has benefited from demand for broadband connectivity. Coastal (+72%), a natural-gas utility in the process of merging with El Paso Energy Corp., benefited from the upward move in natural-gas prices. Finally, two of the Fund's pharmaceutical holdings, Eli Lilly (+50%) and Pfizer, Inc. (+50%), performed well primarily due to strong new-product pipelines.

The most important purchase we made for the Fund in the first half of the year was Corning (105%), a fiber-optics manufacturer that has benefited from explosive growth in the fiber-optics industry. Another strong performer and new purchase for the Fund was Convergys Corp. (+51%). Convergys, a billing and customer service provider for the telecommunications industry, has benefited from the worldwide growth in wireless communications and its own high-quality customer support.

Two of the worst-performing stocks in the Fund's portfolio were Microsoft (-31%) and QUALCOMM (-66%), both in the technology sector. Microsoft, the world's largest software company, suffered from the much-publicized court ruling to split the company into two separate entities. We sold the Fund's Microsoft position in May for a tax loss, but repurchased it in June when we believed its valuation made the stock attractive again. QUALCOMM, a digital communications products company and a top-performing stock in 1999, suffered from lower-than-expected earnings. Another poor performer for the Fund was Cendant (-45%), a franchisor and direct-marketing company.

Past performance is no guarantee of future results.

Interestingly, Cendant actually exceeded earnings expectations in the first half of 2000, making it difficult to assess why the stock has declined. We continue to hold both QUALCOMM and Cendant in the Fund's portfolio, as we believe both are attractively valued and have strong upside potential.

Early in the year, we sold the Fund's holdings in Yahoo! and America Online, two of the largest Internet companies. Both stocks subsequently underperformed. While these two companies continue to have profitable businesses, we believed their valuations were excessive and symptomatic of speculative trading among Internet stocks.

LOOKING AHEAD

We maintain a positive outlook for the second half of 2000, as we believe that the Federal Reserve's interest-rate tightening cycle may be nearly complete. Even though the Fed's recent actions should result in slower economic growth, a more benign interest-rate environment would, in our view, be favorable for U.S. equities. We also believe that companies that are able to demonstrate strong earnings growth independent of general economic conditions should outperform. The fact that the U.S. equity market has historically performed well during presidential election years is another reason for our optimism.

We will remain attentive to valuations as we search for attractive growth stocks trading at discounts to their true potential. No matter where the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors LLC

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                               SINCE INCEPTION
                      1 YEAR   THROUGH 6/30/00
Class A               18.68%        24.83%
Class B               17.87%        23.88%
Class C               17.87%        23.88%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                               SINCE INCEPTION
                      1 YEAR   THROUGH 6/30/00
Class A               12.15%        21.49%
Class B               12.87%        22.74%
Class C               16.87%        23.88%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 6/30/00
Class A               65 out of         15 out of
                      434 funds        335 funds
Class B               82 out of         28 out of
                      434 funds        335 funds
Class C               82 out of         93 out of
                      434 funds        368 funds
Average Lipper
large-cap core fund     11.37%        17.01%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
06/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $15.87      $0.0000      $0.0000
    Class B     $15.62      $0.0000      $0.0000
    Class C     $15.62      $0.0000      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/00.

MainStay Growth Opportunities Fund

                                    SHARES            VALUE
---------------------------------------------------------------
COMMON STOCKS (94.2%)+

AEROSPACE/DEFENSE (1.1%)
Boeing Co. (The)................       31,400      $  1,312,912
                                                   ------------

ALUMINUM (0.7%)
Alcoa Inc. .....................       30,000           870,000
                                                   ------------

BANKS (2.1%)
Bank of New York Co., Inc.
 (The)..........................       32,700         1,520,550
Chase Manhattan Corp. (The).....       22,650         1,043,316
                                                   ------------
                                                      2,563,866
                                                   ------------
BEVERAGES (1.6%)
Anheuser-Busch Cos., Inc. ......       16,500         1,232,344
Coca-Cola Co. (The).............       13,500           775,406
                                                   ------------
                                                      2,007,750
                                                   ------------
BIOTECHNOLOGY (0.8%)
Genentech, Inc. (a).............        5,500           946,000
                                                   ------------

BROADCAST/MEDIA (2.6%)
AMFM Inc. (a)...................        7,432           512,808
Comcast Corp. Special Class A
 (a)............................       24,000           972,000
MediaOne Group, Inc. (a)........       13,000           863,622
USA Networks, Inc. (a)..........       40,000           865,000
                                                   ------------
                                                      3,213,430
                                                   ------------
CHEMICALS (1.0%)
Eastman Chemical Co. ...........        7,500           358,125
Praxair Inc. ...................       10,000           374,375
Rohm and Haas Co. ..............       13,200           455,400
                                                   ------------
                                                      1,187,900
                                                   ------------
COMMUNICATIONS--EQUIPMENT (13.0%)
ADC Telecommunications, Inc.
 (a)............................       25,300         2,122,037
Andrew Corp. (a)................       38,500         1,292,156
Cisco Systems, Inc. (a).........       41,000         2,606,063
Corning Inc. ...................        7,100         1,916,112
General Motors Corp. Class H
 (a)............................       13,400         1,175,850
JDS Uniphase Corp. (a)..........        7,400           887,075
Nokia Corp. ADR (b).............       25,600         1,278,400
Nortel Networks Corp. ..........       35,400         2,416,050
QUALCOMM Inc. (a)...............       12,000           720,000
Tellabs, Inc. (a)...............       25,000         1,710,938
                                                   ------------
                                                     16,124,681
                                                   ------------
COMPUTER SOFTWARE & SERVICES (5.3%)
ACNielsen Corp. (a).............       20,000           440,000
Comdisco Inc. ..................       26,400           589,050
First Data Corp. ...............        5,600           277,900
Keane, Inc. (a).................       33,400           722,275
Microsoft Corp. (a).............       16,000         1,280,000
Oracle Corp. (a)................       15,300         1,286,156
---------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                    SHARES            VALUE
---------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES
 (CONTINUED)
Sungard Data Systems Inc. (a)...       37,000      $  1,147,000
Symantec Corp. (a)..............       15,000           809,063
                                                   ------------
                                                      6,551,444
                                                   ------------
COMPUTER SYSTEMS (5.1%)
Compaq Computer Corp. ..........       45,000         1,150,312
EMC Corp. (a)...................       26,000         2,000,375
International Business Machines
 Corp. .........................       12,000         1,314,750
Sun Microsystems, Inc. (a)......       19,800         1,800,563
                                                   ------------
                                                      6,266,000
                                                   ------------
COMPUTERS--NETWORKING (0.5%)
Sycamore Networks, Inc. (a).....        5,600           618,100
                                                   ------------

COSMETICS/PERSONAL CARE (1.2%)
Avon Products, Inc. ............       34,000         1,513,000
                                                   ------------

ELECTRIC POWER COMPANIES (0.5%)
Duke Energy Corp. ..............       10,000           563,750
                                                   ------------

ELECTRICAL EQUIPMENT (2.3%)
General Electric Co. ...........       54,000         2,862,000
                                                   ------------

ELECTRONICS--COMPONENTS (2.1%)
SCI Systems, Inc. (a)...........       25,600         1,003,200
SPX Corp. (a)...................       13,200         1,596,375
                                                   ------------
                                                      2,599,575
                                                   ------------
ELECTRONICS--SEMICONDUCTORS
 (7.1%)
Advanced Micro Devices, Inc.
 (a)............................       17,500         1,351,875
Applied Materials, Inc. (a).....       13,000         1,178,125
Intel Corp. ....................       14,900         1,991,944
National Semiconductor Corp.
 (a)............................       18,500         1,049,875
Novellus Systems, Inc. (a)......       16,000           905,000
Rambus Inc. (a).................        6,000           618,000
Texas Instruments Inc. .........       25,500         1,751,531
                                                   ------------
                                                      8,846,350
                                                   ------------
ENTERTAINMENT (3.2%)
Time Warner Inc. ...............       17,000         1,292,000
Viacom Inc. Class B (a).........       21,700         1,479,669
Walt Disney Co. (The)...........       30,000         1,164,375
                                                   ------------
                                                      3,936,044
                                                   ------------
FINANCE (3.0%)
American Express Co. ...........       24,000         1,251,000
Citigroup Inc. .................       20,000         1,205,000
Morgan Stanley Dean Witter &
 Co. ...........................       15,830         1,317,847
                                                   ------------
                                                      3,773,847
                                                   ------------
FOOD & HEALTH CARE DISTRIBUTORS (1.0%)
Sysco Corp. ....................       30,800         1,297,450
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited


                                    SHARES            VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE--DRUGS (5.0%)
Lilly (Eli) & Co. ..............       17,000      $  1,697,875
Pfizer Inc. ....................       54,312         2,606,976
Pharmacia Corp. ................       30,800         1,591,975
SmithKline Beecham PLC ADR
 (b)............................        4,400           286,825
                                                   ------------
                                                      6,183,651
                                                   ------------
HEALTH CARE--MEDICAL PRODUCTS (2.8%)
Guidant Corp. (a)...............       18,500           915,750
Medtronic, Inc. ................       27,200         1,354,900
Stryker Corp. ..................       16,400           717,500
Sybron International Corp.
 (a)............................       21,000           416,062
                                                   ------------
                                                      3,404,212
                                                   ------------
HEALTH CARE--MISCELLANEOUS
 (2.5%)
Amgen Inc. (a)..................       22,500         1,580,625
Johnson & Johnson...............       15,400         1,568,875
                                                   ------------
                                                      3,149,500
                                                   ------------
INSURANCE (4.6%)
ACE Ltd. .......................       40,300         1,128,400
American International Group,
 Inc. ..........................       15,550         1,827,125
Marsh & McLennan Cos., Inc. ....       11,000         1,148,813
Radian Group Inc. ..............       10,600           548,550
St. Paul Cos., Inc. (The).......       30,200         1,030,575
                                                   ------------
                                                      5,683,463
                                                   ------------
INTERNET SOFTWARE & SERVICES
 (1.2%)
Alteon Websystems, Inc. (a).....        6,100           610,381
Genuity Inc. (a)................       94,100           861,608
                                                   ------------
                                                      1,471,989
                                                   ------------
INVESTMENT BANK/BROKERAGE (1.0%)
Merrill Lynch & Co., Inc. ......       10,960         1,260,400
                                                   ------------

MANUFACTURING (1.1%)
Tyco International Ltd. ........       28,200         1,335,975
                                                   ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (2.7%)
Coastal Corp. (The).............       22,000         1,339,250
Enron Corp. ....................       16,000         1,032,000
Williams Cos., Inc. (The).......       23,000           958,813
                                                   ------------
                                                      3,330,063
                                                   ------------
OIL & GAS SERVICES (0.6%)
Schlumberger Ltd. ..............       10,000           746,250
                                                   ------------

OIL--INTEGRATED DOMESTIC (0.9%)
Tosco Corp. ....................       40,000         1,132,500
                                                   ------------

                                    SHARES            VALUE
---------------------------------------------------------------
OIL--INTEGRATED INTERNATIONAL
 (2.2%)
BP Amoco PLC ADR (b)............       10,660      $    602,956
Chevron Corp. ..................       12,000         1,017,750
Exxon Mobil Corp. ..............       13,820         1,084,870
                                                   ------------
                                                      2,705,576
                                                   ------------
REAL ESTATE INVESTMENT/MANAGEMENT (1.0%)
Duke-Weeks Realty Corp. ........       25,000           559,375
First Industrial Realty Trust
 Inc. ..........................       25,000           737,500
                                                   ------------
                                                      1,296,875
                                                   ------------
RETAIL (5.3%)
CVS Corp. ......................       31,000         1,240,000
Kroger Co. (The) (a)............       55,000         1,213,437
RadioShack Corp. ...............        2,900           137,388
Target Corp. ...................       18,000         1,044,000
Wal-Mart Stores, Inc. ..........       25,000         1,440,625
Walgreen Co. ...................       46,000         1,480,625
                                                   ------------
                                                      6,556,075
                                                   ------------
SPECIALIZED SERVICES (1.9%)
Cendant Corp. (a)...............       60,000           840,000
Convergys Corp. (a).............       30,000         1,556,250
                                                   ------------
                                                      2,396,250
                                                   ------------
TELECOMMUNICATIONS (3.1%)
Allegiance Telecom, Inc. (a)....       12,550           803,200
Dobson Communications Corp.
 Class A (a)....................       15,000           288,750
Sprint Corp. (FON Group)........       24,400         1,244,400
Sprint Corp. (PCS Group) (a)....       10,500           624,750
Time Warner Telecom Inc. Class A
 (a)............................        2,500           160,938
Western Wireless Corp. Class A
 (a)............................       12,500           681,250
                                                   ------------
                                                      3,803,288
                                                   ------------
TELEPHONE (3.8%)
ALLTEL Corp. ...................       14,600           904,287
Bell Atlantic Corp..............       15,400           782,513
GTE Corp. ......................        4,000           249,000
Qwest Communications
 International Inc. (a).........       35,000         1,739,063
SBC Communications Inc. ........       23,792         1,029,004
                                                   ------------
                                                      4,703,867
                                                   ------------
TEXTILES (0.3%)
WestPoint Stevens Inc. .........       35,000           389,375
                                                   ------------
Total Common Stocks
 (Cost $94,243,607).............                    116,603,408
                                                   ------------
                                   PRINCIPAL
                                    AMOUNT
                                  -----------
SHORT-TERM INVESTMENTS (4.6%)

CANADA (0.2%)
Canadian Government
 6.42%, due 7/19/00.............  $   198,000           197,363
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund


                                   PRINCIPAL
                                    AMOUNT            VALUE
---------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (4.4%)
Anheuser-Busch Cos., Inc.
 6.80%, due 7/3/00..............  $ 1,658,000      $  1,657,373
AT&T Corp.
 6.60%, due 7/25/00.............      495,000           492,810
General Motors Corp.
 6.79%, due 7/6/00..............    1,826,000         1,824,277
Oyster Creek Fuel Corp.
 6.88%, due 7/11/00.............    1,500,000         1,497,132
                                                   ------------
Total Short-Term Investments
 (Cost $5,668,955)..............                      5,668,955
                                                   ------------
Total Investments
 (Cost $99,912,562) (c).........         98.8%      122,272,363(d)
Cash and Other Assets,
 Less Liabilities...............          1.2         1,553,044
                                        -----      ------------
Net Assets......................        100.0%     $123,825,407
                                        =====      ============

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost for federal income tax purposes is $99,910,371.
(d) At June 30, 2000, net unrealized appreciation was $22,361,992, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $26,171,101 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,809,109.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $99,912,562)..............................................       $122,272,363
Cash........................................................                226
Receivables:
  Investment securities sold................................          5,425,128
  Fund shares sold..........................................            330,203
  Dividends and interest....................................             63,356
Unamortized organization expense............................             39,414
                                                                   ------------
        Total assets........................................        128,130,690
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          3,951,100
  Transfer agent............................................             85,281
  NYLIFE Distributors.......................................             79,600
  MainStay Management.......................................             73,416
  Fund shares redeemed......................................             60,322
  Custodian.................................................             13,062
  Trustees..................................................                728
Accrued expenses............................................             41,774
                                                                   ------------
        Total liabilities...................................          4,305,283
                                                                   ------------
Net assets..................................................       $123,825,407
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     21,448
  Class B...................................................             56,264
  Class C...................................................              1,240
Additional paid-in capital..................................        101,434,424
Accumulated net investment loss.............................           (382,865)
Accumulated undistributed net realized gain on
  investments...............................................            335,095
Net unrealized appreciation on investments..................         22,359,801
                                                                   ------------
Net assets..................................................       $123,825,407
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 34,029,060
                                                                   ============
Shares of beneficial interest outstanding...................          2,144,791
                                                                   ============
Net asset value per share outstanding.......................       $      15.87
Maximum sales charge (5.50% of offering price)..............               0.92
                                                                   ------------
Maximum offering price per share outstanding................       $      16.79
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 87,859,586
                                                                   ============
Shares of beneficial interest outstanding...................          5,626,373
                                                                   ============
Net asset value and offering price per share outstanding....       $      15.62
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,936,761
                                                                   ============
Shares of beneficial interest outstanding...................            124,026
                                                                   ============
Net asset value and offering price per share outstanding....       $      15.62
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  458,668
  Interest..................................................     248,230
                                                              ----------
    Total income............................................     706,898
                                                              ----------
Expenses:
  Management................................................     371,326
  Distribution--Class B.....................................     279,315
  Distribution--Class C.....................................       5,466
  Transfer agent............................................     188,544
  Service--Class A..........................................      37,689
  Service--Class B..........................................      93,105
  Service--Class C..........................................       1,822
  Registration..............................................      22,166
  Recordkeeping.............................................      18,221
  Custodian.................................................      16,534
  Shareholder communication.................................      15,490
  Professional..............................................      14,630
  Amortization of organization expense......................       6,727
  Trustees..................................................       1,431
  Miscellaneous.............................................      17,297
                                                              ----------
    Total expenses..........................................   1,089,763
                                                              ----------
Net investment loss.........................................    (382,865)
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (186,697)
Net change in unrealized appreciation on investments........   3,756,722
                                                              ----------
Net realized and unrealized gain on investments.............   3,570,025
                                                              ----------
Net increase in net assets resulting from operations........  $3,187,160
                                                              ==========

-------
(a)  Dividends recorded net of foreign withholding taxes of $3,030.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended           Year ended
                                                              June 30, 2000*   December 31, 1999
                                                              --------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $   (382,865)      $  (343,195)
  Net realized gain (loss) on investments...................       (186,697)        1,172,657
  Net change in unrealized appreciation on investments......      3,756,722        14,864,752
                                                               ------------       -----------
  Net increase in net assets resulting from operations......      3,187,160        15,694,214
                                                               ------------       -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --           (14,335)
    Class B.................................................             --           (32,104)
    Class C.................................................             --              (408)
                                                               ------------       -----------
      Total distributions to shareholders...................             --           (46,847)
                                                               ------------       -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     10,022,941         9,759,082
    Class B.................................................     35,275,051        42,863,447
    Class C.................................................      1,158,432           744,572
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --            14,255
    Class B.................................................             --            31,469
    Class C.................................................             --               402
                                                               ------------       -----------
                                                                 46,456,424        53,413,227
  Cost of shares redeemed:
    Class A.................................................     (3,142,854)       (2,170,937)
    Class B.................................................     (8,552,804)       (6,533,286)
    Class C.................................................        (80,080)          (42,926)
                                                               ------------       -----------
      Increase in net assets derived from capital share
        transactions........................................     34,680,686        44,666,078
                                                               ------------       -----------
      Net increase in net assets............................     37,867,846        60,313,445
NET ASSETS:
Beginning of period.........................................     85,957,561        25,644,116
                                                               ------------       -----------
End of period...............................................   $123,825,407       $85,957,561
                                                               ============       ===========
Accumulated net investment loss at end of period............   $   (382,865)      $        --
                                                               ============       ===========

-------
 * Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                                  ----------------------------------------------
                                                                  Six months                          June 1*
                                                                    ended          Year ended         through
                                                                   June 30,       December 31,      December 31,
                                                                    2000+             1999              1998
                                                                  ----------      ------------      ------------
Net asset value at beginning of period......................       $ 15.37          $ 11.86           $ 10.00
                                                                   -------          -------           -------
Net investment loss (a).....................................         (0.01)           (0.02)            (0.05)
Net realized and unrealized gain on investments.............          0.51             3.54              1.91
                                                                   -------          -------           -------
Total from investment operations............................          0.50             3.52              1.86
                                                                   -------          -------           -------
Less distributions:
  From net realized gain on investments.....................            --            (0.01)               --
                                                                   -------          -------           -------
Net asset value at end of period............................       $ 15.87          $ 15.37           $ 11.86
                                                                   =======          =======           =======
Total investment return (b).................................          3.25%           29.67%            18.60%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................         (0.18%)++        (0.16%)           (1.09%)++
    Expenses................................................          1.52%++          1.59%             2.53%++
Portfolio turnover rate.....................................            33%              72%               32%
Net assets at end of period (in 000's)......................       $34,029          $26,214           $13,293

-------
 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       Class B                                              Class C
    ----------------------------------------------      -----------------------------------------------
    Six months                          June 1*         Six months                        September 1**
      ended          Year ended         through           ended          Year ended          through
     June 30,       December 31,      December 31,       June 30,       December 31,      December 31,
      2000+             1999              1998            2000+             1999              1998
    ----------      ------------      ------------      ----------      ------------      -------------
     $ 15.19          $ 11.80           $ 10.00          $ 15.19           $11.80            $ 9.22
     -------          -------           -------          -------           ------            ------
       (0.07)           (0.11)            (0.08)           (0.07)           (0.11)            (0.06)
        0.50             3.51              1.88             0.50             3.51              2.64
     -------          -------           -------          -------           ------            ------
        0.43             3.40              1.80             0.43             3.40              2.58
     -------          -------           -------          -------           ------            ------
          --            (0.01)               --               --            (0.01)               --
     -------          -------           -------          -------           ------            ------
     $ 15.62          $ 15.19           $ 11.80          $ 15.62           $15.19            $11.80
     =======          =======           =======          =======           ======            ======
        2.83%           28.80%            18.00%            2.83%           28.80%            27.98%
       (0.93%)++        (0.91%)           (1.84%)++        (0.93%)++        (0.91%)           (1.84%)++
        2.27%++          2.34%             3.28%++          2.27%++          2.34%             3.28%++
          33%              72%               32%              33%              72%               32%
     $87,859          $58,937           $12,351          $ 1,937           $  806            $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such

Notes to Financial Statements unaudited


system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the

MainStay Growth Opportunities Fund


distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Madison Square Advisors LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2000, the Manager earned $371,326. It was not necessary for the Manager to reimburse the Fund for expenses.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,090 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,601, $39,846 and $101, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000, amounted to $188,544.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A with a net asset value of $14,291,170 which represents 42.0% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $950 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $18,221 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $227,903 of capital loss carryforwards during the prior year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $70,428 and $32,178, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive

MainStay Growth Opportunities Fund


shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      SIX MONTHS ENDED                    YEAR ENDED
                                                       JUNE 30, 2000*                  DECEMBER 31, 1999
                                                 ---------------------------      ---------------------------
                                                 CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------      -------   -------   -------
Shares sold....................................    646      2,309      76           752      3,339      56
Shares issued in reinvestment of dividends and
  distributions................................     --         --      --             1          2      --(a)
                                                  ----      -----      --          ----      -----      --
                                                   646      2,309      76           753      3,341      56
Shares redeemed................................   (206)      (564)     (5)         (169)      (506)     (3)
                                                  ----      -----      --          ----      -----      --
Net increase...................................    440      1,745      71           584      2,835      53
                                                  ====      =====      ==          ====      =====      ==

-------
 *   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSGP11-08/00

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Growth
    Opportunities Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Research Value
                                                              Fund versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
Research Value Fund versus
Russell 1000 Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year 6.15%, Since Inception 11.77%

                              [PERFORMANCE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
PERIOD END                                                FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
----------                                       -----------------------        ----------------        -------------------------
6/1/98                                          $          9,450            $          10,000           $           10,000
6/98                                                       9,327                       10,006                       10,128
9/98                                                       8,203                       10,043                        8,955
12/98                                                      9,734                       10,098                       10,442
3/99                                                      10,074                       10,135                       10,591
6/99                                                      11,227                       10,209                       11,786
9/99                                                      10,499                       10,313                       10,631
12/99                                                     11,520                       10,368                       11,208
3/00                                                      12,412                       10,516                       11,262
6/00                                                      12,610                       10,583                       10,734

CLASS B SHARES Total Returns: 1 Year 6.56%, Since Inception 12.75%

                              [PERFORMANCE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
PERIOD END                                                FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
----------                                       -----------------------        ----------------        -------------------------
6/1/98                                          $         10,000            $          10,000           $           10,000
6/98                                                       9,870                       10,006                       10,128
9/98                                                       8,660                       10,043                        8,955
12/98                                                     10,250                       10,098                       10,442
3/99                                                      10,590                       10,135                       10,591
6/99                                                      11,780                       10,209                       11,786
9/99                                                      11,000                       10,313                       10,631
12/99                                                     12,050                       10,368                       11,208
3/00                                                      12,963                       10,516                       11,262
6/00                                                      12,842                       10,583                       10,734

CLASS C SHARES Total Returns: 1 Year 10.56%, Since Inception 14.00%

                              [PERFORMANCE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
PERIOD END                                                FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
----------                                       -----------------------        ----------------        -------------------------
6/1/98                                          $         10,000             $         10,000             $         10,000
6/98                                                       9,870                       10,006                       10,128
9/98                                                       8,660                       10,043                        8,955
12/98                                                     10,250                       10,098                       10,442
3/99                                                      10,590                       10,135                       10,591
6/99                                                      11,780                       10,209                       11,786
9/99                                                      11,000                       10,313                       10,631
12/99                                                     12,050                       10,368                       11,208
3/00                                                      12,963                       10,516                       11,262
6/00                                                      13,142                       10,583                       10,734

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------

(1) The NASDAQ Composite is an unmanaged market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. You cannot invest directly in an index.

(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. You cannot invest directly in an index.

(3) See footnote on page 5 for more information about the Russell 1000(R) Value Index.

(4) See footnote and table on page 9 for more information about Lipper Inc.

(5) Returns reflect performance for the six-month period ended 6/30/00.

Portfolio Management Discussion and Analysis

The U.S. equity market was highly volatile during the first half of 2000. From the first quarter to the second, investor sentiments and sector preferences varied greatly.

The first quarter of 2000 began where 1999 left off--with technology stocks leading a volatile and narrow market upward. Although technology stocks corrected somewhat in March, the NASDAQ Composite(1) still posted a first-quarter gain of 12.4% versus the S&P 500 Index(2) gain of 2.29% and the Russell 1000(R) Value Index(3) gain of 0.48% over the same period. During the second quarter, technology stocks continued their correction, with the NASDAQ declining 13.3%. The S&P 500 Index dropped 2.7% for the second quarter and the Russell 1000 Value Index declined 4.7%. As the love affair with technology stocks waned, the market broadened, with stronger performance among sectors such as health care, utilities, and consumer staples.

STRONG FUND PERFORMANCE

For the six months ended June 30, 2000, MainStay Research Value Fund returned 9.47% for Class A shares and 9.06% for Class B and Class C shares, excluding all sales charges. All shares classes significantly outperformed the -0.47% return of the average Lipper(4) multi-cap value fund, the -4.23% return of the Russell 1000 Value Index, and the -0.42% return of the S&P 500 Index over the same period.

The Fund's performance was due primarily to strong individual stock selection, effective weighting of our highest-conviction ideas in the portfolio, and our strict adherence to the Fund's fundamental research and portfolio diversification disciplines.

RESEARCH-INTENSIVE, BOTTOM-UP VALUE APPROACH

The Fund's best-performing securities for the semiannual period were diversified across several economic sectors.(5) These included:

- News Corporation (+42%) is an international media conglomerate headed by Rupert Murdoch. We believe the company has significant growth potential relative to its peers, yet trades at a notable valuation discount on a "sum of the parts" valuation analysis.

- Williams Corporation (+36%) is an operator of interstate natural-gas pipelines, a diversified energy services company, and 85% owner of Williams Communications Group. The communications portion of the company owns a fiber optic network that performed well during the reporting period. The energy sector advanced on rising commodity prices.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                                  [BAR CHART]

PERIOD END                                      TOTAL RETURN%
----------                                      -------------
12/98                                                 3.00 Class A
12/99                                                18.35 Class A
6/00                                                  9.47 Class A
12/98                                                 2.50 Class B and Class C
12/99                                                17.56 Class B and Class C
6/00                                                  9.06 Class B and Class C
Past performance is no guarantee of future results. Class C
  share returns reflect the historical performance of the
  Class B shares through 8/98. See footnote * on page 9 for
  more information on performance.

- Nabisco Holdings (+68%) received a buyout offer of $55 per share from Philip Morris at the end of the second quarter. We had established a position in Nabisco early in the second quarter, believing that management would seek to unlock the value of the company's food assets. In our opinion, this value was not adequately reflected in the price of the stock.

- Philips Electronics (+41%) is the world's eighth largest electronics company. With the stock trading at what we took to be a substantial discount to its net assets, we believed that management would soon take steps to narrow the discount.

- Texas Instruments (+42%) is a leading manufacturer and distributor of analog and digital signal processing (DSP) chips used in modems, cell phones, and other electronic devices. In our view, the company has shown a sustainable competitive advantage in the fast growing DSP market.

Other stocks that performed well for the Fund were new additions in the financial services sector--namely AON Corporation, Metropolitan Life, and John Hancock. We do not seek to over- or underweight sectors in the Fund, but rather construct the portfolio on a stock-by-stock basis. That said, we did increase the Fund's exposure to the insurance sector. We bought AON Corporation at what we took to be an attractive price given our optimistic view of industry fundamentals. Metropolitan Life and John Hancock were demutualizations that went public at attractive valuations, while rising interest rates were posing challenges for financial stocks in general.

One of the Fund's worst-performing securities was Sabre Holdings (-34%), which provides online reservations capabilities and information technology outsourcing

Past performance is no guarantee of future results.

solutions for the business and leisure travel and transportation industries. Tribune (-36%), a publisher of daily newspapers, with interests in television and radio was also weak. Rockwell International Corp. (-34%) is a leading supplier of automatic devices and advanced avionics and airborne mobile communications systems. The Fund continues to hold these issues, since we believe each is now at a compelling valuation and all hold leading competitive positions within their respective industries.

During the semiannual period, we sold First Union when credit quality issues arose. We also sold McKesson on concerns over cash-flow generation and the ability of the company's health care software unit to rebound. Warner Lambert was eliminated from the portfolio because we believed its stock was fully valued.

LOOKING AHEAD

We remain focused on our disciplined strategy of value investing, searching for new ideas primarily among stocks that are out of favor or that have suffered temporary setbacks. The equity market has recently provided many potential investments that are either priced substantially off a 52-week high or are near a 52-week low and may offer value potential. We will continue to focus our research on value opportunities of this general nature, seeking securities we believe have the potential to outperform over time, while preserving capital on the downside.

While the market remains volatile and challenging, we are optimistic that iden-tifying value-enhancing catalysts such as revenue growth, improved productivity, new product introductions, or new market development, will continue to gen-erate strong risk-adjusted returns for the Fund over the rest of the year 2000. Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Daniel M. Theriault
Portfolio Manager
John A. Levin & Co., Inc.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/00
    Class A                       12.32%                      14.84%
    Class B                       11.56%                      14.00%
    Class C                       11.56%                      14.00%

   FUND RETURNS (WITH SALES CHARGES)*

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/00
    Class A                       6.15%                       11.77%
    Class B                       6.56%                       12.75%
    Class C                       10.56%                      14.00%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/00
    Class A                28 out of 485 funds         25 out of 420 funds
    Class B                30 out of 485 funds         26 out of 420 funds
    Class C                30 out of 485 funds         31 out of 436 funds
    Average Lipper
    multi-cap value fund          -3.99%                      3.00%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $12.72      $0.0000      $0.0000
    Class B     $12.52      $0.0000      $0.0000
    Class C     $12.52      $0.0000      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/00. Lipper returns and rankings are unaudited.

MainStay Research Value Fund

                                    SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (90.5%)+

AEROSPACE/DEFENSE (3.8%)
Rockwell International Corp. ...     20,700       $   652,050
United Technologies Corp. ......     11,032           649,509
                                                  -----------
                                                    1,301,559
                                                  -----------
AUTO PARTS & EQUIPMENT (0.1%)
Visteon Corp. (a)...............      1,610            19,527
                                                  -----------
AUTOMOBILES (1.5%)
Ford Motor Co. .................     12,300           528,900
                                                  -----------

BANKS (5.8%)
Bank of New York Co., Inc.
 (The)..........................     16,000           744,000
FleetBoston Financial Corp. ....     18,200           618,800
Northern Trust Corp. ...........      9,600           624,600
                                                  -----------
                                                    1,987,400
                                                  -----------
BEVERAGES (3.0%)
Anheuser-Busch Cos., Inc. ......      8,800           657,250
Coca-Cola Co. (The).............      6,600           379,087
                                                  -----------
                                                    1,036,337
                                                  -----------
BROADCAST/MEDIA (2.7%)
Fox Entertainment Group Inc.
 Class A (a)....................      8,900           270,338
Grupo Televisa S.A. GDR
 (a)(c).........................      6,600           454,988
Pegasus Communications Corp.
 (a)............................      4,100           201,156
                                                  -----------
                                                      926,482
                                                  -----------
CHEMICALS (1.6%)
Du Pont (E.I.) De Nemours &
 Co. ...........................     12,700           555,625
                                                  -----------
COMMUNICATIONS -- EQUIPMENT (1.5%)
General Motors Corp. Class-H
 (a)............................      5,800           508,950
                                                  -----------

COMPUTER SOFTWARE & SERVICES (3.4%)
Automatic Data Processing,
 Inc............................      3,200           171,400
First Data Corp. ...............     13,200           655,050
Sabre Holdings Corp. (a)........     12,338           351,633
                                                  -----------
                                                    1,178,083
                                                  -----------
COMPUTER SYSTEMS (6.8%)
Compaq Computer Corp. ..........     33,300           851,231
Hewlett-Packard Co. ............      5,000           624,375
International Business Machines
 Corp...........................      2,500           273,906
Seagate Technology Inc. (a).....     10,500           577,500
                                                  -----------
                                                    2,327,012
                                                  -----------
-------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                                    SHARES           VALUE
-------------------------------------------------------------

COSMETICS/PERSONAL CARE (1.4%)
Gillette Co. ...................     13,600       $   475,150
                                                  -----------

ELECTRIC POWER COMPANIES (0.9%)
DTE Energy Co. .................     10,000           305,625
                                                  -----------

ELECTRICAL EQUIPMENT (6.4%)
Emerson Electric Co. ...........      7,500           452,813
General Electric Co. ...........     14,100           747,300
Koninklijke Philips
 Electronics....................     20,608           978,880
                                                  -----------
                                                    2,178,993
                                                  -----------
ELECTRONICS -- SEMICONDUCTORS (2.6%)
Texas Instruments Inc. .........     12,800           879,200
                                                  -----------

ENTERTAINMENT (3.4%)
Viacom Inc. Class B (a).........     12,100           825,069
Walt Disney Co. (The)...........      9,200           357,075
                                                  -----------
                                                    1,182,144
                                                  -----------
FOOD (2.0%)
Nabisco Holdings Corp.
 Class-A........................     13,000           682,500
                                                  -----------

HARDWARE & TOOLS (1.6%)
Black & Decker Corp. (The)......     14,050           552,341
                                                  -----------

HEALTH CARE -- DRUGS (4.6%)
Lilly (Eli) & Co. ..............      7,200           719,100
Pharmacia Corp. ................     16,833           870,056
                                                  -----------
                                                    1,589,156
                                                  -----------
HEALTH CARE -- HMOS (1.3%)
Aetna Inc. .....................      6,800           436,475
                                                  -----------

HEALTH CARE -- MISCELLANEOUS (3.3%)
American Home Products Corp. ...     11,500           675,625
Johnson & Johnson...............      4,400           448,250
                                                  -----------
                                                    1,123,875
                                                  -----------
INSURANCE (8.0%)
ACE Ltd. .......................     14,800           414,400
Aon Corp. ......................     19,300           599,506
John Hancock Financial Services,
 Inc. (a).......................     23,800           563,762
MetLife, Inc. (a)...............     10,500           221,156
Tokio Marine & Fire Insurance
 Co. Ltd. (The).................      5,700           339,150
XL Capital Limited..............     10,900           589,963
                                                  -----------
                                                    2,727,937
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                    SHARES           VALUE
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
MANUFACTURING (2.5%)
Honeywell International Inc. ...     10,400       $   350,350
Tyco International Ltd. ........     10,500           497,437
                                                  -----------
                                                      847,787
                                                  -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (5.4%)
KeySpan Corp. ..................      8,300           255,225
Williams Cos., Inc. (The) ......     38,150         1,590,378
                                                  -----------
                                                    1,845,603
                                                  -----------
OFFICE EQUIPMENT & SUPPLIES (1.0%)
Xerox Corp. ....................     17,100           354,825
                                                  -----------

OIL & GAS SERVICES (3.9%)
Schlumberger Ltd. ..............     13,700         1,022,362
Unocal Corp. ...................      9,600           318,000
                                                  -----------
                                                    1,340,362
                                                  -----------
OIL -- INTEGRATED DOMESTIC (1.0%)
Conoco Inc. ....................     16,100           354,200
                                                  -----------

PUBLISHING (3.0%)
Tribune Co. ....................     29,100         1,018,500
                                                  -----------

RETAIL (2.4%)
Federated Department Stores
 (a)............................     12,000           405,000
Target Corp. ...................      7,300           423,400
                                                  -----------
                                                      828,400
                                                  -----------
TELEPHONE (5.6%)
Bell Atlantic Corp. ............     17,100           868,894
BellSouth Corp. ................     24,400         1,040,050
                                                  -----------
                                                    1,908,944
                                                  -----------
Total Common Stocks
 (Cost $27,070,770).............                   31,001,892
                                                  -----------

                                    SHARES           VALUE
-------------------------------------------------------------

PREFERRED STOCK (5.0%)
News Corp. Ltd. Pfd ADR (b).....     36,100       $ 1,714,750
                                                  -----------
Total Preferred Stock
 (Cost $1,171,546)..............                    1,714,750
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
-------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
Bank of New York Cayman
  5.75%, due 7/3/00.............  $1,631,000        1,631,000
                                                  -----------
Total Short Term Investment
 (Cost $1,631,000)..............                    1,631,000
                                                  -----------
Total Investments
 (Cost $29,873,316) (d).........      100.3%       34,347,642(e)
Liabilities in Excess of Cash,
 and Other Assets...............       (0.3)          (88,323)
                                      -----         ---------
Net Assets......................      100.0%      $34,259,319
                                      =====         =========

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) GDR--Global Depository Receipt.
(d) The cost for federal income tax purposes is $30,004,922.
(e) At June 30, 2000 net unrealized appreciation was $4,342,720, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,700,841 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,358,121.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $29,873,316)..............................................       $34,347,642
Cash........................................................               879
Receivables:
  Investment securities sold................................         1,768,282
  Fund shares sold..........................................           130,578
  Dividends and interest....................................            30,532
Unamortized organization expense............................            39,415
                                                                   -----------
        Total assets........................................        36,317,328
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,956,600
  MainStay Management.......................................            22,309
  Transfer agent............................................            20,297
  NYLIFE Distributors.......................................            17,584
  Custodian.................................................             6,895
  Fund shares redeemed......................................             1,009
  Trustees..................................................               198
Accrued expenses............................................            33,117
                                                                   -----------
        Total liabilities...................................         2,058,009
                                                                   -----------
Net assets..................................................       $34,259,319
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    13,246
  Class B...................................................            12,615
  Class C...................................................             1,287
Additional paid-in capital..................................        28,807,794
Accumulated net investment loss.............................           (87,057)
Accumulated undistributed net realized gain on
  investments...............................................         1,037,108
Net unrealized appreciation on investments..................         4,474,326
                                                                   -----------
Net assets..................................................       $34,259,319
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $16,852,513
                                                                   ===========
Shares of beneficial interest outstanding...................         1,324,564
                                                                   ===========
Net asset value per share outstanding.......................       $     12.72
Maximum sales charge (5.50% of offering price)..............              0.74
                                                                   -----------
Maximum offering price per share outstanding................       $     13.46
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $15,795,228
                                                                   ===========
Shares of beneficial interest outstanding...................         1,261,532
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.52
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 1,611,578
                                                                   ===========
Shares of beneficial interest outstanding...................           128,703
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.52
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  190,578
  Interest..................................................      37,200
                                                              ----------
    Total income............................................     227,778
                                                              ----------
Expenses:
  Management................................................     124,166
  Distribution--Class B.....................................      46,993
  Distribution--Class C.....................................       4,907
  Transfer agent............................................      51,263
  Service--Class A..........................................      19,219
  Service--Class B..........................................      15,664
  Service--Class C..........................................       1,636
  Registration..............................................      13,625
  Professional..............................................       9,432
  Custodian.................................................       8,902
  Amortization of organization expense......................       6,727
  Recordkeeping.............................................       6,576
  Shareholder communication.................................       3,184
  Trustees..................................................         368
  Miscellaneous.............................................       9,714
                                                              ----------
    Total expenses before reimbursement.....................     322,376
Expense reimbursement by Manager............................      (7,541)
                                                              ----------
    Net Expenses............................................     314,835
                                                              ----------
Net investment loss.........................................     (87,057)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   1,409,628
Net change in unrealized appreciation on investments........   1,223,222
                                                              ----------
Net realized and unrealized gain on investments.............   2,632,850
                                                              ----------
Net increase in net assets resulting from operations........  $2,545,793
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $1,585.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended           Year ended
                                                              June 30, 2000*   December 31, 1999
                                                              --------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $   (87,057)       $  (126,311)
  Net realized gain on investments..........................     1,409,628          1,343,606
  Net change in unrealized appreciation on investments......     1,223,222          2,061,596
                                                               -----------        -----------
  Net increase in net assets resulting from operations......     2,545,793          3,278,891
                                                               -----------        -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................            --           (422,405)
    Class B.................................................            --           (310,298)
    Class C.................................................            --            (34,003)
  In excess of net realized gain on investments:
    Class A.................................................            --           (205,234)
    Class B.................................................            --           (150,764)
    Class C.................................................            --            (16,522)
                                                               -----------        -----------
      Total distributions to shareholders...................            --         (1,139,226)
                                                               -----------        -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     2,215,001          1,987,704
    Class B.................................................     5,836,809          5,412,093
    Class C.................................................       510,751            958,968
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................            --            611,941
    Class B.................................................            --            421,185
    Class C.................................................            --             39,085
                                                               -----------        -----------
                                                                 8,562,561          9,430,976
  Cost of shares redeemed:
    Class A.................................................      (751,066)          (391,083)
    Class B.................................................    (1,257,339)          (934,710)
    Class C.................................................      (150,583)           (39,885)
                                                               -----------        -----------
      Increase in net assets derived from capital share
        transactions........................................     6,403,573          8,065,298
                                                               -----------        -----------
      Net increase in net assets............................     8,949,366         10,204,963
NET ASSETS:
Beginning of period.........................................    25,309,953         15,104,990
                                                               -----------        -----------
End of period...............................................    34,259,319         25,309,953
                                                               ===========        ===========
Accumulated net investment loss at end of period............   $   (87,057)       $        --
                                                               ===========        ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                              Class A
                                                              ----------------------------------------
                                                              Six months                    June 1*
                                                                ended       Year ended      through
                                                               June 30,    December 31,   December 31,
                                                                2000+          1999           1998
                                                              ----------   ------------   ------------
Net asset value at beginning of period......................   $ 11.62       $ 10.30        $ 10.00
                                                               -------       -------        -------
Net investment loss (a).....................................     (0.01)        (0.03)         (0.07)
Net realized and unrealized gain on investments.............      1.11          1.90           0.37
                                                               -------       -------        -------
Total from investment operations............................      1.10          1.87           0.30
                                                               -------       -------        -------
Less distributions:
  From net realized gain on investments.....................        --         (0.37)            --
  In excess of net realized gain on investments.............        --         (0.18)            --
                                                               -------       -------        -------
Total Distributions.........................................        --         (0.55)            --
                                                               -------       -------        -------
Net asset value at end of period............................   $ 12.72       $ 11.62        $ 10.30
                                                               =======       =======        =======
Total investment return (b).................................      9.47%        18.35%          3.00%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................     (0.24%)++     (0.33%)        (1.48%)++
    Net expenses............................................      1.80%++       1.80%          3.15%++
    Expenses (before reimbursement).........................      1.85%++       2.14%          3.15%++
Portfolio turnover rate.....................................        32%           63%            53%
Net assets at end of period (in 000's)......................   $16,852       $13,987        $10,378

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        Class B                                              Class C
     ----------------------------------------------      -----------------------------------------------
     Six months                          June 1*         Six months                        September 1**
       ended          Year ended         through           ended          Year ended          through
      June 30,       December 31,      December 31,       June 30,       December 31,      December 31,
       2000+             1999              1998            2000+             1999              1998
     ----------      ------------      ------------      ----------      ------------      -------------
      $ 11.48          $ 10.25           $ 10.00          $ 11.48          $ 10.25            $  8.30
      -------          -------           -------          -------          -------            -------
        (0.06)           (0.09)            (0.10)           (0.06)           (0.09)             (0.06)
         1.10             1.87              0.35             1.10             1.87               2.01
      -------          -------           -------          -------          -------            -------
         1.04             1.78              0.25             1.04             1.78               1.95
      -------          -------           -------          -------          -------            -------
                         (0.37)               --                             (0.37)                --
           --            (0.18)               --               --            (0.18)                --
      -------          -------           -------          -------          -------            -------
           --            (0.55)               --               --            (0.55)                --
      -------          -------           -------          -------          -------            -------
      $ 12.52          $ 11.48           $ 10.25          $ 12.52          $ 11.48            $ 10.25
      =======          =======           =======          =======          =======            =======
         9.06%           17.56%             2.50%            9.06%           17.56%             23.49%
        (0.99%)++        (1.08%)           (2.23%)++        (0.99%)++        (1.08%)            (2.23%)++
         2.55%++          2.55%             3.90%++          2.55%++          2.55%              3.90%++
         2.60%++          2.89%             3.90%++          2.60%++          2.89%              3.90%++
           32%              63%               53%              32%              63%                53%
      $15,795          $10,176           $ 4,589          $ 1,612          $ 1,146            $   138

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements unaudited

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

MainStay Research Value Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co., Inc., (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2000, the Manager earned $124,166 and reimbursed the Fund $7,541.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940

Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $565 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $46, $13,242 and $409, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000, amounted to $51,263.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A and Class B with net asset values of $12,009,798 and $1,314,160, respectively. This represents 71.3% and 8.3%, respectively, of the net assets at period end for Class A and B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $269 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,576 for the six months ended June 30, 2000.

MainStay Research Value Fund

NOTE 4--FEDERAL INCOME TAX:

The Fund has elected, to the extent provided by regulations, to treat $242,971 of qualifying capital losses that arose during the prior year as if they arose on January 1, 2000. In addition, the Fund utilized $410,996 of capital loss carryforwards during the prior year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $14,325 and $9,097, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED                             YEAR ENDED
                                                JUNE 30, 2000*                           DECEMBER 31, 1999
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................    181           485            42            175          485           86
Shares issued in reinvestment of
  distributions.....................     --            --            --             55           38            4
                                        ---          ----           ---          -----          ---           --
                                        181           485            42            230          523           90
Shares redeemed.....................    (60)         (109)          (13)           (35)         (85)          (3)
                                        ---          ----           ---          -----          ---           --
Net increase........................    121           376            29            195          438           87
                                        ===          ====           ===          =====          ===           ==

-------

 *   Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANT          Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2000.

[MAINSTAY LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors, Inc. All rights reserved. MSRV11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Research Value Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Growth
                                                              Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay Small Cap
Growth Fund versus Russell 2000 Index
and Inflation

CLASS A SHARES Total Returns: 1 Year 55.55%, Since Inception 39.71%

                              [PERFORMANCE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD END                                             GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
----------                                         ------------------          -------------------          ----------------
6/1/98                                                 $ 9,450                     $10,000                     $10,000
6/98                                                    10,272                      10,021                      10,006
9/98                                                     8,505                       8,002                      10,043
12/98                                                    9,932                       9,307                      10,098
3/99                                                    10,159                       8,802                      10,135
6/99                                                    12,200                      10,136                      10,209
9/99                                                    13,428                       9,495                      10,313
12/99                                                   20,620                      11,246                      10,368
3/00                                                    23,994                      12,043                      10,516
6/00                                                    20,081                      11,587                      10,583

CLASS B SHARES Total Returns: 1 Year 58.28%, Since Inception 41.43%

                              [PERFORMANCE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD END                                             GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
----------                                         ------------------          -------------------          ----------------
6/1/98                                                 $10,000                     $10,000                      $10,000
6/98                                                    10,860                      10,021                       10,006
9/98                                                     8,980                       8,002                       10,043
12/98                                                   10,460                       9,307                       10,098
3/99                                                    10,680                       8,802                       10,135
6/99                                                    12,800                      10,136                       10,209
9/99                                                    14,060                       9,495                       10,313
12/99                                                   21,530                      11,246                       10,368
3/00                                                    25,010                      12,043                       10,516
6/00                                                    20,600                      11,587                       10,583

CLASS C SHARES Total Returns: 1 Year 62.28%, Since Inception 42.41%

                              [PERFORMANCE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD END                                             GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
----------                                         ------------------          -------------------          ----------------
6/1/98                                                 $10,000                     $10,000                     $10,000
6/98                                                    10,860                      10,021                      10,006
9/98                                                     8,980                       8,002                      10,043
12/98                                                   10,460                       9,307                      10,098
3/99                                                    10,680                       8,802                      10,135
6/99                                                    12,800                      10,136                      10,209
9/99                                                    14,060                       9,495                      10,313
12/99                                                   21,550                      11,246                      10,368
3/00                                                    25,010                      12,043                      10,516
6/00                                                    20,900                      11,587                      10,583

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first half of 2000 was a study in contrasts. For most of the first quarter, the market appeared to shrug off any worries, as small-cap stocks and particularly small-cap growth stocks surged ahead. Energy, technology, and health care stocks--especially biotechnology issues--led the way. This trend reversed sharply in the latter half of March, however, when technology and biotechnology stocks led small-cap growth stocks to a net loss for the month. But that was only the beginning of an extended small-cap decline.

As the broader market began to react to interest-rate concerns and the possibility of a harder-than-desired landing, biotech, consumer cyclical, communications, and technology stocks tumbled in a steep slide that seemed to exhaust itself in April, then regained momentum through the end of May. By many accounts small-cap communications and technology stocks experienced a record correction.

As signs of economic slowing appeared in the first days of June, market jitters faded and technology stocks regained some of the ground they had lost and health care issues staged a strong rally.

PERFORMANCE REVIEW

For the six months ended June 30, 2000, MainStay Small Cap Growth Fund returned -2.61% for Class A shares and -3.02% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 9.45% return of the average Lipper(1) small-cap growth fund and the 3.04% return of the Russell 2000 Index(2) over the same period.

A number of factors contributed to the Fund's underperformance. While communication and consumer-cyclical holdings had the lowest returns in the Fund's portfolio, when portfolio weightings were taken into account, technology stocks took the greatest toll on the Fund's performance. Despite the slight recovery in June, the overall decline in technology stocks had a negative impact on performance.

Energy holdings provided the highest returns of any sector in the Fund, but with an underweighted position, the sector's contribution to overall Fund performance was small. Considering the effects of both returns and weightings, health care stocks were the strongest positive contributors to portfolio performance, with biotech stocks leading the way.

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Russell 2000 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                                  [BAR CHART]

PERIOD END                                                                TOTAL RETURN %
----------                                                                --------------
12/98                                                                        5.10 CLASS A
12/99                                                                      107.61 CLASS A
6/00                                                                        -2.61 CLASS A
12/98                                                                        4.60 CLASS B AND CLASS C
12/99                                                                      106.02 CLASS B AND CLASS C
6/00                                                                        -3.02 CLASS B AND CLASS C

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

During the second quarter of 2000, we gradually repositioned the Fund's technology holdings, adopting a more defensive posture that strongly favored component, equipment, and hardware and software infrastructure stocks. In the process, we pared back modestly on the Fund's technology weighting. We also slightly increased the Fund's allocation to health care stocks. As of June 30, 2000, the Fund remained underweighted in other sectors of the market.

BEST AND WORST PERFORMERS

During the first half of 2000, the Fund's best-performing stocks included Plexus, an electronics manufacturer; Maxygen, a commercial gene modification company; Merix, a printed circuit board manufacturer; Nuance Communications, a voice-interface software company; and NVIDIA, a 3D graphics processor company.

The stocks that took the greatest toll on the Fund's performance in the first six months of 2000 were Great Plains Software, a business management software company; Project Software and Development, which develops asset management software; QRS, a provider of electronic cataloguing and marketplace services for retailers; RAVISENT, a digital encoding and decoding software company; and Viador, an enterprise information portal company.

LOOKING AHEAD

In June 2000, we concentrated the Fund in stocks that we believed had a clear four- to six-quarter window to profitability and those with broad stock sponsor-ship by small-cap standards. We continue to diligently search for promising growth candidates across all sectors of the small-cap market.

While much of the market continues to focus on inflation, the economy, and the Federal Reserve, we continue to pursue our "bottom-up" investment process, analyzing stocks one-by-one for their growth potential in any economic environment. Whatever the economy or the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Returns in 1999 were primarily achieved during unusually favorable conditions in the market, particularly for technology companies and through investments in initial public offerings. You should not expect that such favorable returns can consistently be achieved.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/00
    Class A               64.60%                      43.55%
    Class B               63.28%                      42.41%
    Class C               63.28%                      42.41%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/00
    Class A               55.55%                      39.71%
    Class B               58.28%                      41.43%
    Class C               62.28%                      42.41%

   FUND LIPPER (+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/00
    Class A         80 out of 252 funds         44 out of 205 funds
    Class B         83 out of 252 funds         51 out of 205 funds
    Class C         83 out of 252 funds         86 out of 221 funds
    Average Lipper
    small-cap
    growth fund                  57.71%                      32.25%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

             NAV 6/30/00    INCOME    CAPITAL GAINS
    Class A     $21.25      $0.0000      $0.0000
    Class B     $20.90      $0.0000      $0.0000
    Class C     $20.90      $0.0000      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/00.

Past performance is no guarantee of future results.

MainStay Small Cap Growth Fund

                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (95.6%)+

AEROSPACE/DEFENSE (0.6%)
REMEC, Inc. (a).................     60,000       $  2,512,500
                                                  ------------

BIOTECHNOLOGY (4.8%)
Alkermes, Inc. (a)..............     73,000          3,440,125
Cephalon, Inc. (a)..............     73,100          4,376,862
Invitrogen Corp. (a)............     51,300          3,857,919
Protein Design Labs, Inc. (a)...     24,500          4,041,351
Techne Corp. (a)................     43,900          5,707,000
                                                  ------------
                                                    21,423,257
                                                  ------------

BROADCAST/MEDIA (2.6%)
Citadel Communications Corp.
 (a)............................     89,700          3,133,894
Macrovision Corp. (a)...........     83,100          5,311,910
Sirius Satellite Radio Inc.
 (a)............................     72,200          3,199,362
                                                  ------------
                                                    11,645,166
                                                  ------------

CHEMICALS (0.6%)
Uniroyal Technology Corp. (a)...    231,600          2,562,075
                                                  ------------

COMMERCIAL & CONSUMER SERVICES (0.4%)
Profit Recovery Group
 International, Inc. (The)
 (a)............................    110,600          1,838,725
                                                  ------------

COMMUNICATIONS--EQUIPMENT (4.6%)
ANTEC Corp. (a).................     58,800          2,443,875
Audiovox Corp. Class A (a)......     50,000          1,103,125
Digital Microwave Corp. (a).....    109,300          4,167,063
Finisar Corp. (a)...............    132,000          3,456,750
Orckit Communications Ltd.
 (a)............................    144,900          4,365,112
Proxim, Inc. (a)................     52,000          5,146,378
                                                  ------------
                                                    20,682,303
                                                  ------------

COMPUTER SOFTWARE & SERVICES (13.2%)
Advanced Digital Information
 Corp. (a)......................    201,300          3,208,219
Advent Software, Inc. (a).......     64,300          4,147,350
Daleen Technologies, Inc. (a)...     95,900          1,480,456
Exchange Applications, Inc.
 (a)............................    100,000          2,662,500
M-Systems Flash Disk Pioneers
 Ltd. (a).......................     72,900          5,677,087
Manhattan Associates, Inc.
 (a)............................    161,700          4,042,500
Mercator Software, Inc. (a).....     99,300          6,826,875
Nuance Communications, Inc.
 (a)............................     94,700          7,889,694
Peregrine Systems, Inc. (a).....    185,000          6,417,188
Precise Software Solutions Ltd.
 (a)............................     37,200            892,800
Project Software & Development,
 Inc. (a).......................    159,400          2,869,200
QRS Corp. (a)...................     53,600          1,316,550
Verity, Inc. (a)................     82,400          3,131,200
Vitria Technology, Inc. (a).....    112,900          6,901,012
--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                    SHARES           VALUE
--------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Zomax Inc. (a)..................    117,100       $  1,536,938
                                                  ------------
                                                    58,999,569
                                                  ------------

COMPUTER SYSTEMS (1.1%)
SanDisk Corp. (a)...............     78,000          4,772,625
                                                  ------------

COMPUTERS--NETWORKING (2.0%)
Paradyne Networks, Inc. (a).....     99,900          3,252,994
Turnstone Systems, Inc. (a).....     35,400          5,864,785
                                                  ------------
                                                     9,117,779
                                                  ------------

COMPUTERS--PERIPHERAL (2.5%)
Crossroads Systems, Inc. (a)....     78,200          1,974,550
Cybex Computer Products Corp.
 (a)............................    125,500          5,396,500
SCM Microsystems, Inc. (a)......     61,800          3,742,762
                                                  ------------
                                                    11,113,812
                                                  ------------

DATA PROCESSING SERVICES (1.0%)
National Computer Systems,
 Inc. ..........................     87,600          4,314,300
                                                  ------------

ELECTRIC POWER COMPANIES (1.4%)
Calpine Corp. (a)...............     98,000          6,443,500
                                                  ------------

ELECTRICAL EQUIPMENT (2.8%)
Capstone Turbine Corp. (a)......     43,500          1,960,219
Plexus Corp. (a)................     62,700          7,085,100
Gilat Satellite Networks Ltd.
 (a)............................     48,100          3,336,937
                                                  ------------
                                                    12,382,256
                                                  ------------

ELECTRONICS--COMPONENTS (7.8%)
Amphenol Corp. Class A (a)......     87,700          5,804,644
DSP Group, Inc. (a).............     74,000          4,144,000
Merix Corp. (a).................    127,000          5,969,000
NVIDIA Corp. (a)................     98,400          6,254,550
QLogic Corp. (a)................     68,200          4,505,462
Stratos Lightwave, Inc. (a).....    118,800          3,311,550
Zoran Corp. (a).................     73,900          4,872,781
                                                  ------------
                                                    34,861,987
                                                  ------------

ELECTRONICS--DEFENSE (1.1%)
Aeroflex Inc. (a)...............    100,500          4,993,594
                                                  ------------

ELECTRONICS--INSTRUMENTATION (2.0%)
Exfo Electro-Optical Engineering
 Inc. (a).......................     12,400            544,050
Mettler-Toledo International
 Inc. (a).......................    121,800          4,872,000
Optimal Robotics Corp. (a)......     90,100          3,457,588
                                                  ------------
                                                     8,873,638
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited


                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

ELECTRONICS--SEMICONDUCTORS
 (3.3%)
EMCORE Corp. (a)................     48,600       $  5,832,000
General Semiconductor, Inc.
 (a)............................    199,800          2,947,050
NETsilicon, Inc. (a)............    188,700          6,179,925
                                                  ------------
                                                    14,958,975
                                                  ------------

FINANCE (1.7%)
BlackRock, Inc. (a).............    154,100          4,468,900
London Pacific Group Ltd. Class
 A (b)..........................    250,000          3,250,000
                                                  ------------
                                                     7,718,900
                                                  ------------

FOOD & HEALTH CARE DISTRIBUTORS (0.6%)
Patterson Dental Co. (a)........     56,600          2,886,600
                                                  ------------

HEALTH CARE--DRUGS (9.5%)
Abgenix, Inc. (a)...............     34,200          4,099,192
Alpharma Inc. Class A...........     92,700          5,770,575
AmeriSource Health Corp. Class A
 (a)............................    175,000          5,425,000
Andrx Corp. (a).................     75,700          4,838,888
Barr Laboratories, Inc. (a).....     98,100          4,396,106
Celgene Corp. (a)...............     84,800          4,992,600
Inhale Therapeutic Systems, Inc.
 (a)............................     40,500          4,109,486
King Pharmaceuticals, Inc.
 (a)............................    129,000          5,659,875
Maxim Pharmaceuticals, Inc.
 (a)............................     65,800          3,380,475
                                                  ------------
                                                    42,672,197
                                                  ------------

HEALTH CARE--MEDICAL PRODUCTS (4.4%)
Aclara Biosciences, Inc. (a)....     78,200          3,983,312
Charles River Laboratories Inc.
 (a)............................    113,100          2,509,406
Cytyc Corp. (a).................     30,000          1,601,250
Datascope Corp..................     81,700          2,941,200
Digene Corp. (a)................     84,500          3,411,688
ORATEC Interventions, Inc.
 (a)............................     72,200          2,409,675
PolyMedica Corp. (a)............     70,000          3,027,500
                                                  ------------
                                                    19,884,031
                                                  ------------

INTERNET SOFTWARE & SERVICES
 (7.1%)
Active Software, Inc. (a).......     35,000          2,719,062
Agile Software Corp. (a)........    108,400          7,662,525
Cobalt Networks, Inc. (a).......     41,900          2,424,962
iXL Enterprises, Inc. (a).......     40,700            590,150
Loudeye Technologies, Inc.
 (a)............................    148,400          2,587,725
RADWARE Ltd. (a)................    164,300          4,353,950
SonicWALL, Inc. (a).............     71,500          6,296,469
VerticalNet, Inc. (a)...........     70,900          2,618,869
Viador, Inc. (a)................    175,500          2,786,063
                                                  ------------
                                                    32,039,775
                                                  ------------

INVESTMENT MANAGEMENT (1.1%)
Affiliated Managers Group, Inc.
 (a)............................    105,300          4,791,150
                                                  ------------

                                    SHARES           VALUE
--------------------------------------------------------------

OIL & GAS SERVICES (2.0%)
Hanover Compressor Co. (a)......    140,000       $  5,320,000
Universal Compression Holding,
 Inc. (a).......................    111,600          3,738,600
                                                  ------------
                                                     9,058,600
                                                  ------------

RETAIL (3.4%)
AnnTaylor Stores Corp. (a)......    113,000          3,743,125
Cost Plus Inc. (a)..............    129,000          3,700,688
Linens 'n Things, Inc. (a)......    125,700          3,409,612
SUNDAY Communications Ltd. (a)
 (b)............................    155,400            543,900
Williams-Sonoma, Inc. (a).......    123,400          4,002,787
                                                  ------------
                                                    15,400,112
                                                  ------------

SPECIALIZED SERVICES (1.1%)
Corporate Executive Board Co.
 (The) (a)......................     81,600          4,885,800
                                                  ------------

TELECOMMUNICATIONS (11.0%)
Alamosa PCS Holdings, Inc.
 (a)............................    110,000          2,296,250
BreezeCom Ltd. (a)..............    115,400          5,019,900
Digital Lightwave, Inc. (a).....     59,200          5,949,600
GoAmerica, Inc. (a).............    388,900          6,003,644
LCC International, Inc. Class A
 (a)............................    221,200          6,041,525
MCK Communications, Inc. (a)....    121,300          2,805,063
Primus Telecommunications Group,
 Inc. (a).......................     96,000          2,388,000
Rural Cellular Corp. Class A
 (a)............................     41,200          3,154,375
Spectrasite Holdings, Inc.
 (a)............................     84,300          2,392,012
Terayon Communication Systems,
 Inc. (a).......................     57,000          3,661,361
TTI Team Telecom International
 Ltd. (a).......................    164,800          5,932,800
Tut Systems, Inc. (a)...........     66,000          3,786,750
                                                  ------------
                                                    49,431,280
                                                  ------------

TEXTILES--APPAREL MANUFACTURERS (1.0%)
Gildan Activewear Inc. Class A
 (a)............................    117,100          4,303,425
                                                  ------------

TRANSPORTATION (0.9%)
C.H. Robinson Worldwide,
 Inc. ..........................     85,000          4,207,500
                                                  ------------
Total Common Stocks (Cost
 $372,599,866)..................                   428,775,431
                                                  ------------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (5.4%)
COMMERCIAL PAPER (5.4%)
Ford Motor Credit Corp.
 6.55%, due 7/7/00..............  $4,000,000         3,995,624
General Electric Capital Corp.
 6.52%, due 7/12/00.............  6,435,000          6,422,136
Prudential Funding Corp.
 6.52%, due 7/6/00..............  3,715,000          3,711,621
 6.54%, due 7/6/00..............  6,000,000          5,994,535

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund



                                  PRINCIPAL
                                    AMOUNT           VALUE
--------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC
 6.54%, due 7/20/00.............  $4,000,000      $  3,986,166
                                                  ------------
Total Short-Term Investments
 (Cost $24,110,082).............                    24,110,082
                                                  ------------
Total Investments (Cost
 $396,709,948) (c)..............      101.0%       452,885,513(d)
Liabilities in Excess of Cash,
 and Other Assets...............       (1.0)        (4,490,152)
                                  ----------      ------------
Net Assets......................      100.0%      $448,395,361
                                  ==========      ============

-------
 (a) Non-income producing security.
(b) ADR--American Depository Receipt.
 (c) The cost stated also represents the aggregate cost for federal income tax purposes.
 (d) At June 30, 2000, net unrealized appreciation was $56,175,565, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $99,064,521 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $42,888,956.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $396,709,948).............................................       $452,885,513
Cash........................................................              3,388
Receivables:
  Investment securities sold................................         11,997,820
  Fund shares sold..........................................          1,065,469
  Dividends.................................................             10,400
Unamortized organization expense............................             39,415
                                                                   ------------
        Total assets........................................        466,002,005
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         14,199,293
  Fund shares redeemed......................................          2,461,488
  MainStay Management.......................................            341,981
  NYLIFE Distributors.......................................            267,530
  Transfer agent............................................            230,357
  Custodian.................................................             16,299
  Trustees..................................................              2,267
Accrued expenses............................................             87,429
                                                                   ------------
        Total liabilities...................................         17,606,644
                                                                   ------------
Net assets..................................................       $448,395,361
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     57,294
  Class B...................................................            149,855
  Class C...................................................              6,424
Additional paid-in capital..................................        426,614,777
Accumulated net investment loss.............................         (3,188,789)
Accumulated net realized loss on investments................        (31,419,765)
Net unrealized appreciation on investments..................         56,175,565
                                                                   ------------
Net assets..................................................       $448,395,361
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $121,765,199
                                                                   ============
Shares of beneficial interest outstanding...................          5,729,369
                                                                   ============
Net asset value per share outstanding.......................       $      21.25
Maximum sales charge (5.50% of offering price)..............               1.24
                                                                   ------------
Maximum offering price per share outstanding................       $      22.49
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $313,204,301
                                                                   ============
Shares of beneficial interest outstanding...................         14,985,460
                                                                   ============
Net asset value and offering price per share outstanding....       $      20.90
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 13,425,861
                                                                   ============
Shares of beneficial interest outstanding...................            642,375
                                                                   ============
Net asset value and offering price per share outstanding....       $      20.90
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $    736,242
  Dividends.................................................       182,114
                                                              ------------
    Total income............................................       918,356
                                                              ------------
Expenses:
  Management................................................     1,829,992
  Distribution--Class B.....................................       945,684
  Distribution--Class C.....................................        34,161
  Transfer agent............................................       542,080
  Service--Class A..........................................       130,883
  Service--Class B..........................................       315,228
  Service--Class C..........................................        11,387
  Registration..............................................        96,927
  Recordkeeping.............................................        31,561
  Shareholder communication.................................        28,054
  Custodian.................................................        21,691
  Professional..............................................        21,592
  Amortization of organization expense......................         6,727
  Trustees..................................................         5,331
  Miscellaneous.............................................        85,847
                                                              ------------
    Total expenses..........................................     4,107,145
                                                              ------------
Net investment loss.........................................    (3,188,789)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (37,587,839)
Net change in unrealized appreciation on investments........   (12,059,002)
                                                              ------------
Net realized and unrealized loss on investments.............   (49,646,841)
                                                              ------------
Net decrease in net assets resulting from operations........  $(52,835,630)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $ (3,188,789)   $ (1,380,155)
  Net realized gain (loss) on investments...................    (37,587,839)      9,165,533
  Net change in unrealized appreciation on investments......    (12,059,002)     64,530,904
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (52,835,630)     72,316,282
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    124,918,039      45,801,102
    Class B.................................................    283,132,905      77,404,539
    Class C.................................................     21,158,679       1,625,927
  Cost of shares redeemed:
    Class A.................................................    (54,522,149)    (23,160,400)
    Class B.................................................    (63,325,615)    (12,976,606)
    Class C.................................................     (7,120,482)        (88,853)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................    304,241,377      88,605,709
                                                               ------------    ------------
      Net increase in net assets............................    251,405,747     160,921,991
NET ASSETS:
Beginning of period.........................................    196,989,614      36,067,623
                                                               ------------    ------------
End of period...............................................   $448,395,361    $196,989,614
                                                               ============    ============
Accumulated net investment loss at end of period............   $ (3,188,789)   $         --
                                                               ============    ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                              Class A
                                                              ----------------------------------------
                                                              Six months                    June 1*
                                                                ended       Year ended      through
                                                               June 30,    December 31,   December 31,
                                                                2000+          1999           1998
                                                              ----------   ------------   ------------
Net asset value at beginning of period......................   $  21.82      $ 10.51        $ 10.00
                                                               --------      -------        -------
Net investment loss (a).....................................      (0.13)      (0.20)          (0.10)
Net realized and unrealized gain (loss) on investments......      (0.44)       11.51           0.61
                                                               --------      -------        -------
Total from investment operations............................      (0.57)       11.31           0.51
                                                               --------      -------        -------
Net asset value at end of period............................   $  21.25      $ 21.82        $ 10.51
                                                               ========      =======        =======
Total investment return (b).................................      (2.61%)     107.61%          5.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss......................................      (1.21%)++     (1.48%)       (2.12%)++
   Expenses.................................................       1.71%++      1.91%          2.63%++
Portfolio turnover rate.....................................         65%          86%            32%
Net assets at end of period (in 000's)......................   $121,765      $64,470        $15,319

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      Class B                                      Class C
     ------------------------------------------   ------------------------------------------
     Six months                      June 1*      Six months                  September 1**
        ended       Year ended       through        ended       Year ended       through
      June 30,     December 31,    December 31,    June 30,    December 31,    December 31,
        2000+          1999            1998         2000+          1999            1998
     ----------    ------------    ------------   ----------   ------------   -------------
      $  21.55       $  10.46        $ 10.00       $ 21.55        $10.46          $ 8.43
      --------       --------        -------       -------        ------          ------
         (0.20)        (0.29)          (0.12)       (0.20)         (0.29)          (0.09)
         (0.45)         11.38           0.58        (0.45)         11.38            2.12
      --------       --------        -------       -------        ------          ------
         (0.65)         11.09           0.46        (0.65)         11.09            2.03
      --------       --------        -------       -------        ------          ------
      $  20.90       $  21.55        $ 10.46       $ 20.90        $21.55          $10.46
      ========       ========        =======       =======        ======          ======
         (3.02%)       106.02%          4.60%        (3.02%)      106.02%          24.08%
         (1.96%)++      (2.23%)        (2.87%)++     (1.96%)++     (2.23%)         (2.87%)++
          2.46%++        2.66%          3.38%++       2.46%++       2.66%           3.38%++
            65%            86%            32%           65%           86%             32%
      $313,204       $130,487        $20,748       $13,426        $2,032          $    1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and

Notes to Financial Statements unaudited


preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Small Cap Growth Fund



SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2000, the Manager earned $1,829,992.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor.

Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $57,755 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,657, $129,680 and $6,572, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $542,080.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A with a net asset value of $19,125,000 which represents 15.7% of the net assets of Class A at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $2,947 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $31,561 for the six months ended June 30, 2000.

MainStay Small Cap Growth Fund



NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $1,410,209 of capital loss carryforwards during the prior year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $512,297 and $220,899, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                      JUNE 30, 2000*               DECEMBER 31, 1999
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................    5,238   11,840       908      2,911    5,003      100
Shares redeemed...............................   (2,463)  (2,911)     (360)    (1,414)    (930)      (6)
                                                -------   ------     -----    -------    -----      ---
Net increase..................................    2,775    8,929       548      1,497    4,073       94
                                                =======   ======     =====    =======    =====      ===

-------

 *   Unaudited.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY FUNDS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSSG11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Growth Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Value
                                                              Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay
Small Cap Value Fund versus Russell 2000
Index and Inflation

CLASS A SHARES Total Returns: 1 Year 9.34%, Since Inception 2.61%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD END                                             VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)+
----------                                             --------------          -------------------          ----------------


6/1/98                                                   $ 9,450                     $10,000                     $10,000
6/98                                                     $ 9,119                     $10,021                     $10,006
9/98                                                     $ 7,532                     $ 8,002                     $10,043
12/98                                                    $ 8,533                     $ 9,307                     $10,098
3/99                                                     $ 7,749                     $ 8,802                     $10,135
6/99                                                     $ 9,119                     $10,136                     $10,209
9/99                                                     $ 8,600                     $ 9,495                     $10,313
12/99                                                    $ 9,055                     $11,246                     $10,368
3/00                                                     $ 9,850                     $12,043                     $10,516
6/00                                                     $10,551                     $11,587                     $10,583

CLASS B SHARES Total Returns: 1 Year 9.77%, Since Inception 3.27%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD END                                             VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)+
----------                                             --------------          -------------------          ----------------
6/1/98                                                   $10,000                     $10,000                     $10,000
6/98                                                     $ 9,640                     $10,021                     $10,006
9/98                                                     $ 7,950                     $ 8,002                     $10,043
12/98                                                    $ 9,000                     $ 9,307                     $10,098
3/99                                                     $ 8,150                     $ 8,802                     $10,135
6/99                                                     $ 9,580                     $10,136                     $10,209
9/99                                                     $ 9,020                     $ 9,495                     $10,313
12/99                                                    $ 9,481                     $11,246                     $10,368
3/00                                                     $10,283                     $12,043                     $10,516
6/00                                                     $10,695                     $11,587                     $10,583

CLASS C SHARES Total Returns: 1 Year 13.77%, Since Inception 4.65%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD END                                             VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)+
----------                                             --------------          -------------------          ----------------
6/1/98                                                   $10,000                     $10,000                     $10,000
6/98                                                     $ 9,640                     $10,021                     $10,006
9/98                                                     $ 7,950                     $ 8,002                     $10,043
12/98                                                    $ 9,000                     $ 9,307                     $10,098
3/99                                                     $ 8,150                     $ 8,802                     $10,135
6/99                                                     $ 9,580                     $10,136                     $10,209
9/99                                                     $ 9,020                     $ 9,495                     $10,313
12/99                                                    $ 9,481                     $11,246                     $10,368
3/00                                                     $10,283                     $12,043                     $10,516
6/00                                                     $10,995                     $11,587                     $10,583

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge
  (CDSC) of 3%. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------

(1) See footnote on page 5 for more information about the Russell 2000(R) Index.
(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.
(3) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.
(4) See footnote and table on page 9 for more information about Lipper Inc.

Portfolio Management Discussion and Analysis

The small-cap equity market outperformed large-cap issues for the six months ended June 30, 2000, as investors continued to seek lower valuations among small-cap stocks. Even so, small caps struggled against the same forces that affected large-cap stocks, weighed down at first by fears of an overheating economy and higher interest rates, and then by concerns about profit growth as the economy appeared to slow. Also like the broader markets, the small-cap equity market remained narrow throughout the reporting period. During the first half of the year, only four sectors--energy, health care, technology, and capital goods--outperformed the Russell 2000(R) Index.(1)

Within the small-cap equity market, investor sentiment experienced wide swings during the first half of 2000. Growth stocks, including technology and biotechnology issues, gained 22% in the first two months of the year and then collapsed. Value stocks came into favor from March through May, based on inflation concerns, a shift in investor sentiment regarding "new economy" versus "old economy" stocks, and the near-certain prospect of higher interest rates followed by a gradual slowdown in economic growth. In June, growth stocks regained popularity, as optimism increased over the possibility of the Federal Reserve engineering a "soft landing" for the U.S. economy. At the end of all this turbulence, small-cap value equities significantly outperformed their growth counterparts for the semiannual period, with a 5.9% return for the Russell 2000(R) Value Index(2) versus a 1.2% return for the Russell 2000(R) Growth Index.(3)

STRONG FUND PERFORMANCE

For the six months ended June 30, 2000, MainStay Small Cap Value Fund returned 16.53% for Class A shares and 15.96% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 6.56% return of the average Lipper(4) small-cap value fund over the same period. All share classes also outperformed the 3.04% return of the Russell 2000(R) Index and the 5.9% return of the Russell 2000(R) Value Index over the semiannual period.

The Fund's outperformance was due to two primary factors. The first was a timely shift away from the technology sector. The Fund began the year with a 20% technology weighting. As these stocks appreciated sharply in the first quarter, we lowered the Fund's exposure to about 12%. Capturing these profits in a timely manner contributed to the Fund's overall technology sector results, which represented a gain of more than 50% for the first half of the year. The second factor was the positive impact of merger and acquisition activity, which also contributed positively to the Fund's performance during the reporting period. Some of the Fund's holdings commanded substantial premiums over the prices at which they were originally purchased. Given the Fund's focus on stocks

-------

(5) Returns reflect performance for the six-month period ended 6/30/00.

-------
YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[PERFORMANCE CHART; BAR GRAPH]

PERIOD END                                                          TOTAL RETURN %
----------                                                          --------------
12/98                                                               -9.70 Class A
12/99                                                                6.11 Class A
6/00                                                                16.53 Class A
12/98                                                              -10.00 Class B and Class C
12/99                                                                5.35 Class B and Class C
6/00                                                                15.96 Class B and Class C

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

selling at low multiples of cash flow, we believe many other stocks in the Fund are attractive acquisition candidates.

DIVERSIFIED SECTOR APPROACH

The Fund's best-performing securities for the semiannual period were diversified across several economic sectors. These included:

- Rexall Sundown, the leading U.S. manufacturer and marketer of vitamins and other home health care items, appreciated over 130% and was then sold in June. The company was acquired by Royal Numico N.V., a leading European company in the same industry.(5)

- Etec Systems is a manufacturer of semiconductor equipment. The company's dominance in its niche attracted acquirer Applied Materials, and the Fund sold the stock in February after its price had doubled.

- Hussman International has a significant market share in refrigeration equipment manufacturing, which attracted an acquisition offer from Ingersoll-Rand. In June, the Fund sold its shares, realizing a 92% profit.

- Mediacom Communications is a cable TV operator in rural communities across the U.S. The Fund purchased the company's stock in April when investors became disenchanted with the cable industry, and Mediacom, which had just gone public in February, was under enormous selling pressure. The stock subsequently appreciated 68%.

Past performance is no guarantee of future results.

- Artesyn Technologies, a leading low-cost producer of power supplies for the telecommunications and computer markets, was another timely purchase for the Fund. We added the stock to the portfolio in February and by the end of June, it was up 49%.

One of the portfolio's worst performers was A. Schulman, a specialty chemical manufacturer, which declined 21% in the first half of 2000. The company faced rising costs for raw materials but was having difficult passing them through to its customers. Theses margin pressures led us to eliminate the Fund's position in the stock in May.

West Pharmaceutical declined 30% during the first half of the year due to lower earnings expectations. The company's contract manufacturing and packaging unit experienced setbacks when sales of their customers' products declined. The Fund continues to hold this stock, however, as we see potential in the company's recent cost-cutting initiatives and its new drug-delivery division. Another stock we continue to hold, despite a 41% decline, is Lancaster Colony, a multiproduct company producing candles, food, and auto parts. Despite business disappointments and reduced earnings estimates, we believe the stock's decline was excessive and that at current levels the stock has upside potential.

LOOKING AHEAD

We anticipate a slower rate of economic growth in the second half of 2000 which may be accompanied by a leveling off in interest rates. In our opinion, this "soft landing" scenario may continue to reward undervalued stocks, especially in the industrial sector. Given this economic view, the Fund also anticipates adding to its positions in the financial services sector, focusing on issues that have underperformed in the first half of 2000 due to rising interest rates.

Wherever the markets may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Timothy Dalton, Jr.
Kenneth Greiner
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

Returns and Lipper Rankings as of 6/30/00
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                               1 YEAR           SINCE INCEPTION
    Class A                    15.70%                5.43%
    Class B                    14.77%                4.65%
    Class C                    14.77%                4.65%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                               1 YEAR           SINCE INCEPTION
    Class A                    9.34%                 2.61%
    Class B                    9.77%                 3.27%
    Class C                    13.77%                4.65%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                 1 YEAR     SINCE INCEPTION
    Class A                    66 out of       53 out of
                               327 funds      262 funds
    Class B                    72 out of       56 out of
                               327 funds      262 funds
    Class C                    72 out of       61 out of
                               327 funds      274 funds
    Average Lipper small-cap
    value fund                   6.40%          -0.32%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

                 NAV        INCOME    CAPITAL GAINS
    Class A     $11.14      $0.0000      $0.0000
    Class B     $10.97      $0.0000      $0.0000
    Class C     $10.97      $0.0000      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/00.

MainStay Small Cap Value Fund

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (95.8%)+
AUTO PARTS & EQUIPMENT (2.2%)
Aftermarket Technology Corp.
 (a).............................     50,800       $   431,800
BorgWarner Inc. .................     14,900           523,362
                                                   -----------
                                                       955,162
                                                   -----------
BANKS (8.9%)
Banknorth Group, Inc. ...........     61,750           945,547
Centura Banks, Inc. .............     19,600           665,175
Colonial BancGroup, Inc. (The)...     79,400           764,225
IBERIABANK Corp. ................     15,500           238,312
Local Financial Corp. (a)........     78,700           656,657
Staten Island Bancorp, Inc. .....     29,300           516,413
                                                   -----------
                                                     3,786,329
                                                   -----------
BUILDING MATERIALS (3.2%)
NCI Building Systems, Inc. (a)...     28,900           585,225
Simpson Manufacturing Co., Inc.
 (a).............................     16,000           765,000
                                                   -----------
                                                     1,350,225
                                                   -----------
CHEMICALS (2.4%)
Arch Chemicals, Inc. ............     46,600         1,019,375
                                                   -----------
COMMUNICATIONS--EQUIPMENT (3.3%)
EMS Technologies, Inc. (a).......     23,100           415,800
Plantronics, Inc. (a)............      8,700         1,004,850
                                                   -----------
                                                     1,420,650
                                                   -----------
COMPUTER SOFTWARE & SERVICES
 (4.3%)
iGate Capital Corp. (a)..........     12,600           173,250
IMRglobal Corp. (a)..............     51,800           676,637
Perot Systems Corp. (a)..........     39,200           431,200
Systems & Computer Technology
 Corp. (a).......................     26,700           534,000
                                                   -----------
                                                     1,815,087
                                                   -----------
CONSUMER PRODUCTS (1.0%)
Lancaster Colony Corp. ..........     22,000           422,125
                                                   -----------
COSMETICS/PERSONAL CARE (1.8%)
Steiner Leisure Ltd. (a).........     34,500           780,562
                                                   -----------

ELECTRIC POWER COMPANIES (3.0%)
IPALCO Enterprises Inc. .........     32,500           654,062
Sierra Pacific Resources.........     49,200           618,075
                                                   -----------
                                                     1,272,137
                                                   -----------
ELECTRICAL EQUIPMENT (6.9%)
Artesyn Technologies, Inc. (a)...     32,400           901,125
Harman International Industries,
 Inc. ...........................     17,400         1,061,400
Technitrol, Inc. ................     10,200           988,125
                                                   -----------
                                                     2,950,650
                                                   -----------
--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

--------------------------------------------------------------
                                     SHARES           VALUE
FOOD (1.7%)
Smithfield Foods, Inc. (a).......     25,700       $   721,206
                                                   -----------

HEALTH CARE--MEDICAL PRODUCTS
 (5.8%)
Arrow International, Inc. .......     18,100           606,350
Beckman Coulter, Inc. ...........     12,400           723,850
DENTSPLY International, Inc. ....     23,900           736,419
West Pharmaceutical Services,
 Inc. ...........................     19,000           410,875
                                                   -----------
                                                     2,477,494
                                                   -----------
HEALTH CARE--MISCELLANEOUS (4.6%)
Mallinckrodt Inc. ...............     20,500           890,469
Orthodontic Centers of America,
 Inc. (a)........................     46,700         1,056,587
                                                   -----------
                                                     1,947,056
                                                   -----------
HOUSEWARES (1.1%)
Oneida Ltd. .....................     25,400           450,850
                                                   -----------

INSURANCE (2.1%)
American Medical Security Group,
 Inc. ...........................     47,000           323,125
MIIX Group, Inc. (The)...........     47,000           564,000
                                                   -----------
                                                       887,125
                                                   -----------
LEISURE TIME (2.3%)
Arctic Cat, Inc. ................     38,900           461,937
Coachmen Industries, Inc. .......     46,800           538,200
                                                   -----------
                                                     1,000,137
                                                   -----------
MANUFACTURING (11.1%)
Brady Corp. Class A..............     18,000           585,000
CLARCOR Inc. ....................     32,500           645,937
Esterline Technologies
 Corp.(a)........................     15,100           224,613
Harsco Corp. ....................     19,100           487,050
Idex Corp. ......................     16,800           530,250
Mark IV Industries, Inc. ........     31,900           665,913
Matthews International Corp. ....     15,800           458,200
Specialty Equipment Cos., Inc.
 (a).............................     42,100         1,141,962
                                                   -----------
                                                     4,738,925
                                                   -----------
METALS--PROCESSING & FABRICATION (0.8%)
Hawk Corp. Class A (a)...........     47,500           359,219
                                                   -----------

OFFICE EQUIPMENT & SUPPLIES
 (0.4%)
Hunt Corp. ......................     15,700           162,887
                                                   -----------

OIL & GAS SERVICES (5.3%)
Houston Exploration Co. (The)
 (a).............................     27,300           685,913
McMoRan Exploration Co. (a)......     57,800           953,700
Pride International, Inc. (a)....     25,300           626,175
                                                   -----------
                                                     2,265,788
                                                   -----------
PAPER & FOREST PRODUCTS (1.8%)
FiberMark, Inc. (a)..............     29,400           363,825
Wausau-Mosinee Paper Corp. ......     46,900           401,581
                                                   -----------
                                                       765,406
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited




                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING (3.2%)
Hollinger International Inc. ....     39,900       $   543,638
R. H. Donnelley Corp. (a)........     41,800           809,875
                                                   -----------
                                                     1,353,513
                                                   -----------
REAL ESTATE INVESTMENT/
 MANAGEMENT (6.2%)
Bedford Property Investors,
 Inc. ...........................     21,000           389,813
IStar Financial Inc. ............     21,900           458,531
Koger Equity, Inc. ..............     27,500           464,062
LNR Property Corp. ..............     24,200           471,900
Pan Pacific Retail Properties,
 Inc. ...........................     21,100           424,638
Post Properties, Inc. ...........      9,400           413,600
                                                   -----------
                                                     2,622,544
                                                   -----------
RESTAURANTS (3.6%)
Buffets, Inc. (a)................     91,000         1,154,563
Landry's Seafood Restaurants,
 Inc. ...........................     43,600           370,600
                                                   -----------
                                                     1,525,163
                                                   -----------
RETAIL (1.4%)
Payless ShoeSource Inc. (a)......     11,800           615,813
                                                   -----------

SPECIALIZED SERVICES (1.9%)
Banta Corp. .....................     35,600           674,175
Staff Leasing, Inc. (a)..........     37,600           133,950
                                                   -----------
                                                       808,125
                                                   -----------
TELECOMMUNICATIONS (3.0%)
Clearnet Communications Inc.
 Class A (a).....................     14,400           399,825
Mediacom Communications Corp.
 (a).............................     58,000           891,750
                                                   -----------
                                                     1,291,575
                                                   -----------

--------------------------------------------------------------
                                     SHARES           VALUE
TRANSPORTATION (1.2%)
Arnold Industries, Inc. .........     42,700       $   515,069
                                                   -----------

TRUCKERS (1.3%)
Heartland Express, Inc. (a)......     32,900           549,019
                                                   -----------
Total Common Stocks (Cost
 $38,730,405)....................                   40,829,216
                                                   -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
SHORT-TERM INVESTMENT (10.1%)

TIME DEPOSIT (10.1%)
Bank of New York Cayman 5.75%,
 due 7/3/00......................  $4,282,000        4,282,000
                                                   -----------
Total Short-Term Investment (Cost
 $4,282,000).....................                    4,282,000
                                                   -----------
Total Investments (Cost
 $43,012,405) (b)................      105.9%       45,111,216(c)
Liabilities in Excess of Cash,
 and Other Assets................       (5.9)       (2,515,371)
                                   ----------      -----------
Net Assets.......................      100.0%      $42,595,845
                                   ==========      ===========

-------
(a) Non-income producing security.
(b) The cost cost for federal income tax purposes is $43,028,943.
(c) At June 30, 2000, net unrealized appreciation was $2,082,273, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $5,513,335 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,431,062.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $43,012,405)..............................................       $45,111,216
Cash........................................................               744
Receivables:
  Investment securities sold................................         4,238,677
  Fund shares sold..........................................           140,098
  Dividends and interest....................................            59,139
Unamortized organization expense............................            39,414
                                                                   -----------
        Total assets........................................        49,589,288
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         6,859,788
  Transfer agent............................................            29,640
  MainStay Management.......................................            29,207
  NYLIFE Distributors.......................................            21,825
  Fund shares redeemed......................................            12,257
  Custodian.................................................             8,751
  Trustees..................................................               269
Accrued expenses............................................            31,706
                                                                   -----------
        Total liabilities...................................         6,993,443
                                                                   -----------
Net assets..................................................       $42,595,845
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    17,965
  Class B...................................................            19,477
  Class C...................................................             1,110
Additional paid-in capital..................................        35,939,716
Accumulated net investment loss.............................           (78,062)
Accumulated net realized gain on investments................         4,596,828
Net unrealized appreciation on investments..................         2,098,811
                                                                   -----------
Net assets..................................................       $42,595,845
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $20,010,766
                                                                   ===========
Shares of beneficial interest outstanding...................         1,796,476
                                                                   ===========
Net asset value per share outstanding.......................       $     11.14
Maximum sales charge (5.50% of offering price)..............              0.65
                                                                   -----------
Maximum offering price per share outstanding................       $     11.79
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $21,367,494
                                                                   ===========
Shares of beneficial interest outstanding...................         1,947,667
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.97
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 1,217,585
                                                                   ===========
Shares of beneficial interest outstanding...................           110,983
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.97
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  259,027
  Interest..................................................      66,215
                                                              ----------
    Total income............................................     325,242
                                                              ----------
Expenses:
  Management................................................     179,267
  Transfer agent............................................      77,540
  Distribution--Class B.....................................      66,689
  Distribution--Class C.....................................       3,777
  Service--Class A..........................................      21,328
  Service--Class B..........................................      22,230
  Service--Class C..........................................       1,259
  Registration..............................................      13,975
  Custodian.................................................      10,429
  Professional..............................................       9,612
  Recordkeeping.............................................       7,634
  Amortization of organization expense......................       6,727
  Shareholder communication.................................       1,881
  Trustees..................................................         467
  Miscellaneous.............................................       8,984
                                                              ----------
    Total expenses before reimbursement.....................     431,799
Expense reimbursement by Manager............................     (20,725)
                                                              ----------
    Net expenses............................................     411,074
                                                              ----------
Net investment loss.........................................     (85,832)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   5,243,586
Net change in unrealized appreciation on investments........     408,698
                                                              ----------
Net realized and unrealized gain on investments.............   5,652,284
                                                              ----------
Net increase in net assets resulting from operations........  $5,566,452
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months
                                                                  ended           Year ended
                                                              June 30, 2000*   December 31, 1999
                                                              --------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $   (85,832)       $  (210,498)
  Net realized gain on investments..........................     5,243,586            174,014
  Net change in unrealized appreciation on investments......       408,698          1,788,220
                                                               -----------        -----------
  Net increase in net assets resulting from operations......     5,566,452          1,751,736
                                                               -----------        -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................            --            (32,590)
    Class B.................................................            --            (34,208)
    Class C.................................................            --             (1,376)
                                                               -----------        -----------
      Total distributions to shareholders...................            --            (68,174)
                                                               -----------        -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     4,021,380          3,577,142
    Class B.................................................     6,145,274          8,566,971
    Class C.................................................       844,730            540,308
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................            --             30,736
    Class B.................................................            --             32,019
    Class C.................................................            --                684
                                                               -----------        -----------
                                                                11,011,384         12,747,860
  Cost of shares redeemed:
    Class A.................................................    (1,886,468)        (1,602,497)
    Class B.................................................    (3,229,972)        (3,817,385)
    Class C.................................................      (427,012)          (130,900)
                                                               -----------        -----------
      Increase in net assets derived from capital share
        transactions........................................     5,467,932          7,197,078
                                                               -----------        -----------
      Net increase in net assets............................    11,034,384          8,880,640
NET ASSETS:
Beginning of period.........................................    31,561,461         22,680,821
                                                               -----------        -----------
End of period...............................................   $42,595,845        $31,561,461
                                                               ===========        ===========
Accumulated undistributed net investment income (loss) at
  end of period.............................................   $   (78,062)       $     7,770
                                                               ===========        ===========

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                               Class A
                                                              ------------------------------------------
                                                               Six months                     June 1*
                                                                 ended        Year ended      through
                                                                June 30,     December 31,   December 31,
                                                                 2000+           1999           1998
                                                               ----------    ------------   ------------
Net asset value at beginning of period......................    $  9.56        $  9.03        $ 10.00
                                                                -------        -------        -------
Net investment loss (a).....................................      (0.00)(b)      (0.03)         (0.06)
Net realized and unrealized gain (loss) on investments......       1.58           0.58          (0.91)
                                                                -------        -------        -------
Total from investment operations............................       1.58           0.55          (0.97)
                                                                -------        -------        -------
Less distributions:
 From net realized gain on investments......................         --          (0.02)            --
                                                                -------        -------        -------
Net asset value at end of period............................    $ 11.14        $  9.56        $  9.03
                                                                =======        =======        =======
Total investment return (c).................................      16.53%          6.11%         (9.70%)
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss......................................      (0.09%)++      (0.34%)        (1.53%)++
   Net expenses.............................................       1.90%++        1.90%          3.14%++
   Expenses (before reimbursement)..........................       2.02%++        2.21%          3.14%++
Portfolio turnover rate.....................................         39%            42%            24%
Net assets at end of period (in 000's)......................    $20,011        $15,205        $12,339

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                     Class B                                      Class C
    -----------------------------------------   -------------------------------------------
    Six months                     June 1*      Six months                   September 1**
       ended       Year ended      through        ended       Year ended        through
     June 30,     December 31,   December 31,    June 30,    December 31,    December 31,
       2000+          1999           1998         2000+          1999            1998
    ----------    ------------   ------------   ----------   ------------    -------------
      $  9.46       $  9.00        $ 10.00       $  9.46       $  9.00          $ 7.49
      -------       -------        -------       -------       -------          ------
        (0.04)        (0.10)         (0.09)        (0.04)        (0.10)          (0.06)
         1.55          0.58          (0.91)         1.55          0.58            1.57
      -------       -------        -------       -------       -------          ------
         1.51          0.48          (1.00)         1.51          0.48            1.51
      -------       -------        -------       -------       -------          ------
           --         (0.02)            --            --         (0.02)             --
      -------       -------        -------       -------       -------          ------
      $ 10.97       $  9.46        $  9.00       $ 10.97       $  9.46          $ 9.00
      =======       =======        =======       =======       =======          ======
        15.96%         5.35%        (10.00%)       15.96%         5.35%          20.16%
        (0.84%)++     (1.09%)        (2.28%)++     (0.84%)++     (1.09%)         (2.28%)++
         2.65%++       2.65%          3.89%++       2.65%++       2.65%           3.89%++
         2.77%++       2.96%          3.89%++       2.77%++       2.96%           3.89%++
           39%           42%            24%           39%           42%             24%
      $21,367       $15,722        $10,145       $ 1,218       $   634          $  196

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund



NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal

Notes to Financial Statements unaudited




exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MainStay Small Cap Value Fund




EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2000, the Manager earned $179,267 and reimbursed the Fund $20,725.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,774 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $673, $20,365 and $3,558, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000, amounted to $77,540.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2000, New York Life held shares of Class A and Class B with net asset values of $10,048,548 and $1,099,492, respectively. This represents 50.2% and 5.1%, respectively, of the net assets at period end for Class A and B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $331 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $7,634 for the six months ended June 30, 2000.

NOTE 4--FEDERAL INCOME TAX:

The Fund has elected, to the extent provided by regulations, to treat $642,742 of qualifying capital losses that arose during the prior year as if they arose on January 1, 2000. In addition, the Fund utilized $594,148 of capital loss carryforwards during the prior year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $18,619 and $13,230, respectively.

MainStay Small Cap Value Fund




NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                 YEAR ENDED
                                                     JUNE 30, 2000*               DECEMBER 31, 1999
                                               ---------------------------   ---------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   -------
Shares sold..................................    397       612        85       398       960        60
Shares issued in reinvestment of dividends
  and distributions..........................     --        --        --         3         3        --(a)
                                                ----      ----       ---      ----      ----       ---
                                                 397       612        85       401       963        60
Shares redeemed..............................   (191)     (326)      (41)     (177)     (428)      (15)
                                                ----      ----       ---      ----      ----       ---
Net increase.................................    206       286        44       224       535        45
                                                ====      ====       ===      ====      ====       ===

-------

 *   Unaudited.
(a)  Less than one thousand.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSSV11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Value Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay MAP Equity Fund
                                                              versus S&P 500 Index, Lipper Growth & Income
                                                              Fund Index, and Inflation--Class A, B, C, and
                                                              I Shares                                         4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

President's Letter

Both large- and small-cap stocks ended the first six months of 2000 relatively close to where they began, despite continuing market turbulence. As millennium fervor subsided, large-capitalization stocks drifted downward and the market focused on smaller technology issues through the beginning of March. By mid-March, however, the directions of the two markets had shifted, with large-cap stocks improving and small-cap issues beginning an extended decline.

Throughout the first half of 2000, rising interest rates, surprising inflation reports, a landmark antitrust decision, and continuing competitive pressures helped shape results for domestic and international investors. After some of the most spectacular daily gains and losses on record, overall results for the six-month period tended to be less remarkable. A strong U.S. dollar weakened most international returns.

To slow the rate of U.S. economic growth and keep inflation in check, the Federal Reserve increased the targeted federal funds rate by 25 basis points in both February and March and by 50 basis points in May. The net impact on bond investors was negative, although the government's initiative to repurchase Treasury securities helped reduce supply and stabilize government-bond prices. With mounting evidence that economic growth was slowing, the Federal Reserve failed to take any rate action at the end of June, which may have a positive impact in the months ahead.

As always, through the ups and downs of the last six months, The MainStay(R) Funds remained focused on the long term. Each of our Funds follows a disciplined investment process that is consistently applied in all market environments. During the reporting period, we continued to seek competitive performance, provide a high level of customer service, and demonstrate integrity in our strategies, operations, and transactions.

This semiannual report outlines the specific events that affected your MainStay investment during the six months ended June 30, 2000. If you have any questions about this report or the management of your Fund, your registered representative will be pleased to assist you.

At MainStay, we believe that consistent application of sound investment disciplines is the best way to help you pursue your long-term investment goals. Recent market volatility has underscored the integrity of our approach and the value of our commitment to you as a MainStay shareholder in all investment environments.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2000

$10,000 Invested in MainStay MAP Equity Fund versus S&P 500 Index, Lipper Growth & Income Fund Index, and Inflation

CLASS I SHARES Total Returns: 1 Year 10.00%, 5 Years 21.44%, 10 Years 16.00%

                              [PERFORMANCE GRAPH]

                                                                 LIPPER GROWTH &          MAINSTAY MAP
PERIOD END                                    S&P 500*          INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++
----------                                    --------          ------------------        ------------        -----------------
12/89                                   $      10,000          $       10,000         $         9,523        $         10,000
12/90                                           9,690                   9,401                   9,032                  10,625
12/91                                          12,636                  12,010                  11,534                  10,942
12/92                                          13,597                  13,166                  12,760                  11,265
12/93                                          14,963                  15,091                  13,862                  11,574
12/94                                          15,160                  15,029                  14,250                  11,875
12/95                                          20,851                  19,710                  18,898                  12,184
12/96                                          25,634                  23,783                  23,438                  12,587
12/97                                          34,186                  30,176                  30,082                  12,801
12/98                                          43,956                  34,274                  37,377                  13,007
12/99                                          53,205                  38,339                  41,929                  13,356
6/00                                           52,981                  38,163                  44,661                  13,632

CLASS A SHARES Total Returns: 1 Year 3.68%, Since Inception 7.66%

                              [PERFORMANCE GRAPH]

                                                                 LIPPER GROWTH &          MAINSTAY MAP
PERIOD END                                    S&P 500*          INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++
----------                                    --------          ------------------        ------------        -----------------
6/9/99                                  $      10,000           $      10,000           $       9,550           $      10,000
6/99                                           10,544                  10,339                   9,858                  10,000
9/99                                            9,885                   9,512                   9,119                  10,102
12/99                                          11,356                  10,364                  10,161                  10,157
3/00                                           11,616                  10,587                  11,049                  10,301
6/00                                           11,567                  10,324                  10,816                  10,367

CLASS B SHARES Total Return: 1 Year 3.94%, Since Inception 9.03%

                              [PERFORMANCE GRAPH]

                                                                 LIPPER GROWTH &          MAINSTAY MAP
PERIOD END                                    S&P 500*          INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++
----------                                    --------          ------------------        ------------        -----------------
6/9/99                                  $      10,000           $      10,000           $      10,000           $      10,000
6/99                                           10,544                  10,339                  10,430                  10,000
9/99                                            9,885                   9,512                   9,632                  10,102
12/99                                          11,356                  10,364                  10,723                  10,157
3/00                                           11,616                  10,587                  11,625                  10,301
6/00                                           11,567                  10,324                  10,963                  10,367

CLASS C SHARES Total Returns: 1 Year 7.94%, Since Inception 12.77%

                              [PERFORMANCE GRAGH]

                                                                 LIPPER GROWTH &          MAINSTAY MAP
PERIOD END                                    S&P 500*          INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++
----------                                    --------          ------------------        ------------        -----------------
6/9/99                                  $      10,000           $      10,000           $      10,000           $      10,000
6/99                                           10,544                  10,339                  10,430                  10,000
9/99                                            9,885                   9,512                   9,632                  10,102
12/99                                          11,356                  10,364                  10,723                  10,157
3/00                                           11,616                  10,587                  11,625                  10,301
6/00                                           11,567                  10,324                  11,363                  10,367

-------

   On 6/9/99, the MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges (see below). Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued after 5/31/01. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B share performance reflects a contingent deferred sales charge (CDSC) of 4%. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase. Class I share performance includes the historical performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge. Class I shares are subject to no initial or contingent deferred sales charges.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all capital gains and dividends. You cannot invest directly in an index.

+ The Lipper Growth & Income Fund Index is an unmanaged equally weighted performance index of the thirty largest qualifying funds in the Lipper growth and income fund universe, based on year-end assets. Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total return with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. You cannot invest directly in an index.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) See footnote on page 5 for more information about the S&P 500(R) Index.

(2) The NASDAQ Composite is an unmanaged market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. You cannot invest directly in an index.

(3) See footnote and table on page 10 for more information about Lipper Inc.

(4) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) with fee adjustments in excess of 90- day Treasury bill returns. The top 10% of funds in a broad assets class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.

Portfolio Management Discussion and Analysis

The S&P 500 Index(1) declined slightly during the first six months of 2000, with a semiannual return of -0.42%. Over the first half of the year, small-cap stocks continued their 1999 trend by outperforming their large-cap counterparts. Mid-cap stocks turned in the best semiannual performance of all equity capitalization sectors. As has been the case for the past several years, large-capitalization growth-oriented stocks outperformed their value counterparts for the semiannual period. The reverse was true in the small-cap equity market, where value outperformed growth.

Equity markets struggled within each capitalization sector, weighed down at first by fears of economic overheating and rising interest rates, and then by concerns about profit growth in a slowing economic environment. Each of the markets also remained extremely narrow and volatile throughout the semiannual period.

During the first quarter of 2000, the broader U.S. equity market gained, but intraday volatility was high. In the second quarter, many major U.S. equity indices were down dramatically due to the NASDAQ Composite(2) correction that began in March and carried into April and May and shifted many investors out of "new economy" stocks into "old economy" issues with more reliable earnings. The equity markets rallied impressively in June, on optimism that the Federal Reserve would manage to engineer a "soft landing" for the U.S. economy.

STRONG FUND PERFORMANCE

For the six months ended June 30, 2000, MainStay MAP Equity Fund returned 6.51% for Class I shares. Class A shares returned 6.45% and Class B and Class C shares returned 5.97%, excluding all sales charges. All share classes outperformed the 2.53% return of the average Lipper(3) multi-cap core fund and the -0.42% return of the S&P 500 Index for the same period.

It is also worth noting that Morningstar(4) rated MainStay MAP Equity Fund Class I shares four stars overall out of 3,642 domestic equity funds as of June 30, 2000. The Fund's Class I shares received four stars out of 3,642 domestic equity funds for the three-year period then ended, four stars out of 2,328 domestic equity funds for the five-year period then ended, and four stars out of 783 domestic equity funds for the 10-year period then ended.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
CLASS I SHARES

                                  [BAR CHART]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  ------------
12/89                                                                            28.18
12/90                                                                            -5.09
12/91                                                                            27.69
12/92                                                                            10.53
12/93                                                                             8.67
12/94                                                                             2.76
12/95                                                                            32.50
12/96                                                                            23.82
12/97                                                                            27.99
12/98                                                                            24.23
12/99                                                                            12.18
6/00                                                                              6.51
Past performance is no guarantee of future results. Class I share returns include the performance of the MAP-Equity Fund through 6/8/99. See footnote *
  on page 10 for more information on performance.

CLASS A, B, AND C SHARES

                                  [BAR CHART]

PERIOD END                                      TOTAL RETURN %
----------                                      ------------
12/98                                                 7.53 Class A
6/00                                                  6.45 Class A
12/99                                                 7.23 Class B and Class C
6/00                                                  5.97 Class B and Class C
Past performance is no guarantee of future results. See footnote * on page 9 for more information on performance.

There were several reasons for the Fund's outperformance. First, we adhered closely to the Fund's disciplined stock-by-stock selection approach. Second, the Fund focused on mid-cap and small-cap sectors of the market, which outperformed. Third was our decision to overweight the aerospace defense sector. We bought some of these stocks close to their two-year lows on the belief that defense spending in the U.S. was turning up after a 13-year decline. Fourth, while maintaining the Fund's overweighting in the technology sector, we reduced its technology positions. Finally, the Fund had few investments in unseasoned high-growth companies that suffered major price declines beginning in March of this year. While the Fund does sometimes buy broken growth stocks and securities of companies temporarily posting losses, we generally

-------
(5) Returns reflect performance for the six-month period ended 6/30/00.

attempt to contain the overall risk level of the portfolio and to maintain our value-oriented strategies. This approach worked well for the Fund during the first half of 2000.

DIVERSIFIED VALUE APPROACH

The Fund remained broadly diversified across many industries, with the largest weightings in the industrial, technology, and health care sectors. The following were among the Fund's top-performing securities during the first half of the year.(5)

- TriQuint Semiconductor (+72%), one of the world's leading suppliers of gallium arsenide chips for the mobile cellular phone market, continued to appreciate after it posted very strong earnings.

- Kinder Morgan (+71%), the corporate parent of a natural-gas pipeline complex and general partner of the Kinder Morgan Master Limited Partnership, is a unique vehicle benefiting from the surge in natural gas prices. The company is also taking advantage of pipeline rights-of-way for optical data transmission networks. Positive investor sentiment toward the tax-advantages of this well-managed energy transportation complex helped moved the stock higher.

- State Street (+45%) appreciated after it announced that earnings would be better than expected for the first quarter. The company is beginning to show positive operating leverage for the first time in several years.

- Santa Fe Snyder (+42%), a domestic oil and gas driller with international potential, appreciated after it entered into a merger agreement with Devon Energy.

- Pharmacia (+36%) rose after the controversial merger between Pharmacia & Upjohn and its former rival, Monsanto, was completed. After the continuing CEO explained the synergies available to the two companies, the stock price firmed.

- National Computer Systems (+31%) appreciated nicely on the back of strong earnings and a growing recognition that its CEO has positioned the company to continue its participation in the growth of the nation's educational-testing markets.

- PathoGenesis (+21%) appreciated when management put the company up for sale in early June. PathoGenesis has an exclusive position supplying the most effective cystic-fibrosis drug and is positioned to effectively deliver a wide array of antibiotics directly through the lungs using a state-of-the-art nebulizer.

Of course, not all of the Fund's stocks performed well. Informix merged with Ardent Software during the first half of the year, but synergies were less than expected, which took a toll on the stock's performance. DoubleClick declined due to weaker Internet advertising, as small independent Internet companies

Past performance is no guarantee of future results.

pulled back and decided to conserve cash given the change in the initial public offering market. EDS declined after the company announced that revenue growth would slow in the second quarter. While these issues detracted from the Fund's performance during the first half of the year, we continue to hold the positions, believing that each has positive long-term potential.

RESHAPING THE PORTFOLIO

We made some significant purchases and sales for the Fund during the first half of 2000. We added to the Fund's positions in Qwest Communications, PathoGenesis, State Street, and Johnson & Johnson and initiated a position in Metromedia Fiber Network. Each move contributed positively to Fund returns. Other purchases included Northrop Grumman, Teledyne Technologies, Litton Industries, and Lockheed Martin, all aerospace suppliers, which in the aggregate also contributed to the Fund's strong performance. As potential turnarounds, we added Consolidated Stores, Walter Industries, and Archer-Daniels-Midland. Two noteworthy sales during the first half included a material reduction in the Fund's Seagate Technology holdings after management proposed a less-than-optimal merger and eliminating the Fund's entire position in Motorola prior to the stock's decline.

LOOKING AHEAD

We believe there are some inexpensively priced retailers and financial intermediaries, which could benefit if the U.S. economy cools off. We also see the turn in defense spending and the major revolution in communications infrastructure and Internet backbone as important secular trends. We generally try to buy stocks that we believe are cheap and offer strong reasons to anticipate appreciation. One of the major factors we use as a guide in spotting inexpensively priced individual stocks is ownership and buying activity by company insiders. Without capitalization constraints, we enjoy the flexibility to invest the Fund's assets in a diversified, eclectic selection of securities. Wherever the markets may move, the Fund will continue to seek long-term capital appreciation, with income as a secondary objective.

Michael Mullarkey
Roger Lob
Portfolio Managers
Markston International, LLC

Returns and Lipper Rankings as of 6/30/00

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                              SINCE INCEPTION
                1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/00
Class A          9.71%      n/a        n/a         13.54%
Class B          8.94%      n/a        n/a         12.77%
Class C          8.94%      n/a        n/a         12.77%
Class I         10.00%   22.63%     16.56%         12.12%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                              SINCE INCEPTION
                1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/00
Class A          3.68%      n/a        n/a          7.66%
Class B          3.94%      n/a        n/a          9.03%
Class C          7.94%      n/a        n/a         12.77%
Class I         10.00%   21.44%     16.00%         11.94%

   FUND LIPPER+ RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/00

                                                       SINCE INCEPTION
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/00
Class A         190 out of   n/a          n/a              179 out of
                366 funds                                  358 funds
Class B         204 out of   n/a          n/a              196 out of
                366 funds                                  358 funds
Class C         204 out of   n/a          n/a              196 out of
                366 funds                                  358 funds
Class I         183 out of   22 out of    18 out of          6 out of
                366 funds    126 funds    52 funds          16 funds
Average Lipper
multi-cap
core fund       11.54%       19.33%       15.67%           12.14%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/00

                NAV 6/30/00    INCOME    CAPITAL GAINS
Class A            $27.91      $0.0000      $0.0000
Class B            $27.71      $0.0000      $0.0000
Class C            $27.71      $0.0000      $0.0000
Class I            $27.96      $0.0000      $0.0000

-------
 * On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued after 5/31/01.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I shares are subject to no initial or contingent deferred sales charges. Performance figures for this class include the historical performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge.

 + Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/00. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Since-inception return for the average Lipper peer fund is for the period from 1/21/71 through 6/30/00. Lipper averages are not class specific.

MainStay MAP Equity Fund

                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (97.0%)+

ADVERTISING & MARKETING SERVICES (5.0%)
Catalina Marketing Corp. (a)....     31,537       $  3,216,774
Harte-Hanks, Inc. ..............     85,662          2,141,550
                                                  ------------
                                                     5,358,324
                                                  ------------
AEROSPACE/DEFENSE (7.0%)
Boeing Co. (The)................     33,348          1,394,363
Litton Industries, Inc. (a).....     75,700          3,179,400
Lockheed Martin Corp. ..........     69,000          1,712,063
Northrop Grumman Corp. .........     10,000            662,500
Teledyne Technologies Inc.
 (a)............................     31,500            527,625
                                                  ------------
                                                     7,475,951
                                                  ------------
AIRLINES (0.5%)
AMR Corp. (a)...................     20,000            528,750
                                                  ------------

BANKS (5.8%)
Bank One Corp. .................     78,800          2,093,125
Northern Trust Corp. ...........     22,310          1,451,544
Popular, Inc. ..................     20,940            399,169
State Street Corp. .............     21,300          2,259,131
                                                  ------------
                                                     6,202,969
                                                  ------------
BEVERAGES (0.1%)
PepsiCo, Inc. ..................      3,597            159,842
                                                  ------------
BROADCAST/MEDIA (0.4%)
MediaOne Group, Inc. (a)........      5,928            393,812
                                                  ------------
BUILDING MATERIALS (4.1%)
Martin Marietta Materials,
 Inc. ..........................     20,000            808,750
Vulcan Materials Co. ...........     84,478          3,606,155
                                                  ------------
                                                     4,414,905
                                                  ------------
CHEMICALS (1.2%)
IMC Global Inc. ................      5,850             76,050
Great Lakes Chemical Corp. .....     35,105          1,105,807
Valspar Corp. (The).............      3,445            116,269
                                                  ------------
                                                     1,298,126
                                                  ------------
COMMUNICATIONS--EQUIPMENT (3.8%)
Cabletron Systems, Inc. (a).....     53,700          1,355,925
CommScope, Inc. (a).............     19,018            779,738
Metromedia Fiber Network, Inc.
 (a)............................     30,000          1,190,625
Nortel Networks Corp. ..........     10,944            746,928
                                                  ------------
                                                     4,073,216
                                                  ------------
COMPUTER SOFTWARE & SERVICES (6.1%)
ACNielsen Corp. (a).............     93,259          2,051,698
Avid Technology, Inc. (a).......     11,232            134,784
--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

                                    SHARES           VALUE
--------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Electronic Data Systems
 Corp. .........................     27,713       $  1,143,161
Gartner Group, Inc. Class B
 (a)............................      2,178             21,508
Informix Corp. (a)..............    200,550          1,491,591
Shared Medical Systems Corp. ...      1,682            122,681
Titan Corp. (The) (a)...........     34,300          1,534,925
                                                  ------------
                                                     6,500,348
                                                  ------------
COMPUTER SYSTEMS (1.0%)
Seagate Technology, Inc. (a)....     19,100          1,050,500
                                                  ------------

CONSUMER PRODUCTS (0.1%)
Energizer Holdings, Inc. (a)....      4,880             89,060
                                                  ------------

DATA PROCESSING SERVICES (1.8%)
National Computer Systems,
 Inc. ..........................     39,140          1,927,645
                                                  ------------

ELECTRIC POWER COMPANIES (0.9%)
Reliant Energy, Inc. ...........     31,622            934,825
                                                  ------------

ELECTRICAL EQUIPMENT (0.2%)
Checkpoint Systems, Inc. (a)....     23,203            174,022
                                                  ------------

ELECTRONICS--COMPONENTS (1.2%)
Arrow Electronics, Inc. (a).....      1,375             42,625
TriQuint Semiconductor, Inc.
 (a)............................     12,678          1,213,126
                                                  ------------
                                                     1,255,751
                                                  ------------
ENTERTAINMENT (2.1%)
Time Warner, Inc. ..............     28,902          2,196,552
                                                  ------------

FINANCE (0.0%) (c)
American Express Co. ...........        621             32,370
                                                  ------------

FOOD (3.4%)
Archer Daniels Midland Co. .....    108,900          1,068,581
Bestfoods.......................      6,589            456,288
Quaker Oats Co. (The)...........     24,549          1,844,244
Ralston-Ralston Purina Group....     14,641            291,905
                                                  ------------
                                                     3,661,018
                                                  ------------
HEALTH CARE--DRUGS (6.5%)
PathoGenesis Corp. (a)..........    131,500          3,419,000
Pharmacia Corp. ................     67,421          3,484,823
                                                  ------------
                                                     6,903,823
                                                  ------------
HEALTH CARE--MEDICAL PRODUCTS (1.5%)
Becton, Dickinson & Co. ........     56,900          1,632,319
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2000 unaudited

                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

HEALTH CARE--MISCELLANEOUS (4.2%)
Biogen, Inc. (a)................     16,112       $  1,039,224
Caremark Rx, Inc. (a)...........     38,542            262,567
Johnson & Johnson...............     31,027          3,160,876
                                                  ------------
                                                     4,462,667
                                                  ------------
HOUSEHOLD PRODUCTS (2.5%)
Clorox Co. (The)................     59,200          2,652,900
                                                  ------------
HOUSEWARES (0.1%)
Tupperware Corp. ...............      6,079            133,738
                                                  ------------

INSURANCE (2.5%)
ALLmerica Financial Corp. ......     40,251          2,108,146
SAFECO Corp. (The)..............     25,880            514,365
                                                  ------------
                                                     2,622,511
                                                  ------------
INTERNET SOFTWARE & SERVICES (1.5%)
About.com, Inc. (a).............     14,000            441,000
DoubleClick Inc. (a)............     30,000          1,143,750
EarthLink, Inc. (a).............      1,100             16,981
                                                  ------------
                                                     1,601,731
                                                  ------------
MANUFACTURING (2.0%)
Minnesota Mining and
 Manufacturing Co. .............     16,390          1,352,175
Pentair, Inc. ..................      1,774             62,977
Tyco International Ltd. ........      5,932            281,029
Walter Industries, Inc. ........     35,100            401,456
                                                  ------------
                                                     2,097,637
                                                  ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (5.1%)
Kinder Morgan, Inc. ............    156,900          5,422,856
                                                  ------------
OIL & GAS SERVICES (3.4%)
Apache Corp. ...................      5,661            332,938
Devon Energy Corp. .............     18,242          1,024,972
Santa Fe Synder Corp. (a).......    200,000          2,275,000
                                                  ------------
                                                     3,632,910
                                                  ------------
OIL--INTEGRATED INTERNATIONAL (1.8%)
BP Amoco PLC ADR (b)............     26,736          1,512,255
Royal Dutch Petroleum Co. ADR
 (b)............................      6,415            394,923
                                                  ------------
                                                     1,907,178
                                                  ------------
PAPER & FOREST PRODUCTS (1.0%)
Louisiana-Pacific Corp. ........     97,863          1,064,260
                                                  ------------
PHOTOGRAPHY/IMAGING (1.6%)
Polaroid Corp. .................     92,800          1,676,200
                                                  ------------

                                    SHARES           VALUE
--------------------------------------------------------------

PUBLISHING (0.7%)
Meredith Corp. .................     15,400       $    519,750
R.H. Donnelley Inc. (a).........      9,808            190,030
Thomas Nelson, Inc. ............     10,082             86,327
                                                  ------------
                                                       796,107
                                                  ------------
REAL ESTATE INVESTMENT/MANAGEMENT (1.2%)
Health Care Property Investors,
 Inc. ..........................     31,146            848,728
United Dominion Realty Trust,
 Inc. ..........................     37,339            410,729
                                                  ------------
                                                     1,259,457
                                                  ------------
RESTAURANTS (1.2%)
VICORP Restaurants, Inc. (a)....     73,135          1,334,714
                                                  ------------

RETAIL (5.6%)
Burlington Coat Factory
 Warehouse Corp. ...............     31,348            338,950
Charming Shoppes, Inc. (a)......     97,400            496,136
Consolidated Stores Corp. (a)...    241,900          2,902,800
CVS Corp. ......................     27,776          1,111,040
Kroger Co. (The) (a)............     30,128            664,699
Mazel Stores, Inc. (a)..........     51,400            430,475
Systemax Inc. (a)...............     20,306             78,686
                                                  ------------
                                                     6,022,786
                                                  ------------
SPECIALIZED SERVICES (1.5%)
Cendant Corp. (a)...............     24,000            336,000
Dun & Bradstreet Corp. (The)....     19,920            570,210
IMS Health Inc. ................     16,730            301,140
National Service Industries,
 Inc. ..........................     18,744            365,508
                                                  ------------
                                                     1,572,858
                                                  ------------
TELECOMMUNICATIONS (2.3%)
Adelphia Communications Corp.
 (a)............................      3,000            140,625
Sprint Corp. (FON Group)........     36,834          1,878,534
Sprint Corp. (PCS Group) (a)....      7,866            468,027
                                                  ------------
                                                     2,487,186
                                                  ------------
TELEPHONE (5.6%)
ALLTEL Corp. ...................     45,800          2,836,738
GTE Corp. ......................      5,237            326,003
Qwest Communications
 International Inc. (a).........     32,000          1,590,000
US West, Inc. ..................     14,700          1,260,525
                                                  ------------
                                                     6,013,266
                                                  ------------
TEXTILES--SPECIALTY (0.0%) (c)
Burlington Industries, Inc.
 (a)............................     14,286             24,108
                                                  ------------

TOYS (0.5%)
Mattel, Inc. ...................     39,400            519,588
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Equity Fund

                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

TRANSPORTATION (0.0%) (c)
Petroleum Helicopters, Inc. ....      2,534       $     24,390
                                                  ------------
Total Common Stocks
 (Cost $86,119,704).............                   103,593,176
                                                  ------------

PREFERRED STOCKS (0.4%)

BROADCAST/MEDIA (0.4%)
News Corp. Ltd., Pfd. ADR (b)...      8,614            409,165
                                                  ------------

MISCELLANEOUS (0.0%) (c)
Craig Corp., Class A (a)........      3,242             12,360
                                                  ------------
Total Preferred Stocks
 (Cost $92,849).................                       421,525
                                                  ------------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------

SHORT-TERM INVESTMENT (2.7%)

TIME DEPOSIT (2.7%)
Bank of New York Cayman
 5.75%, due 7/3/00..............  $2,866,000         2,866,000
                                                  ------------
Total Short-Term Investment
 (Cost $2,866,000)..............                     2,866,000
                                                  ------------
Total Investments
 (Cost $89,078,553) (d).........      100.1%       106,880,701(e)
Liabilities in Excess of Cash,
 and Other Assets...............       (0.1)           (49,691)
                                  ----------      ------------
Net Assets......................      100.0%      $106,831,010
                                  ==========      ============

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Less than one tenth of a percent.
(d) The cost for federal income tax purposes is $89,064,421.
(e) At June 30, 2000, net unrealized appreciation was $17,816,280, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $25,608,762 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,792,482.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2000 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $89,078,553)..............................................       $106,880,701
Cash........................................................             10,477
Receivables:
  Investment securities sold................................          3,911,625
  Fund shares sold..........................................            345,625
  Dividends and interest....................................            114,706
                                                                   ------------
        Total assets........................................        111,263,134
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          3,515,805
  Fund shares redeemed......................................            763,383
  Transfer agent............................................             53,261
  MainStay Management.......................................             52,100
  NYLIFE Distributors.......................................             26,369
  Custodian.................................................             11,260
  Trustees..................................................                967
Accrued expenses............................................              8,979
                                                                   ------------
        Total liabilities...................................          4,432,124
                                                                   ------------
Net assets..................................................       $106,831,010
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      5,046
  Class B...................................................              9,038
  Class C...................................................              1,581
  Class I...................................................             22,649
Additional paid-in capital..................................         77,644,662
Accumulated undistributed net investment income.............             62,572
Accumulated undistributed net realized gain on
  investments...............................................         11,283,314
Net unrealized appreciation on investments..................         17,802,148
                                                                   ------------
Net assets..................................................       $106,831,010
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 14,085,328
                                                                   ============
Shares of beneficial interest outstanding...................            504,645
                                                                   ============
Net asset value per share outstanding.......................       $      27.91
Maximum sales charge (5.50% of offering price)..............               1.62
                                                                   ------------
Maximum offering price per share outstanding................       $      29.53
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 25,044,719
                                                                   ============
Shares of beneficial interest outstanding...................            903,778
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.71
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  4,381,492
                                                                   ============
Shares of beneficial interest outstanding...................            158,116
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.71
                                                                   ============
CLASS I
Net assets applicable to outstanding shares.................       $ 63,319,471
                                                                   ============
Shares of beneficial interest outstanding...................          2,264,859
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.96
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2000 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   538,369
  Interest..................................................      131,436
                                                              -----------
    Total income............................................      669,805
                                                              -----------
Expenses:
  Management................................................      362,813
  Transfer agent............................................       93,010
  Distribution--Class B.....................................       68,166
  Distribution--Class C.....................................       13,509
  Registration..............................................       26,491
  Service--Class A..........................................       14,583
  Service--Class B..........................................       22,722
  Service--Class C..........................................        4,503
  Recordkeeping.............................................       17,556
  Professional..............................................       16,837
  Shareholder communication.................................       13,617
  Custodian.................................................       12,229
  Trustees..................................................        1,546
  Miscellaneous.............................................       10,624
                                                              -----------
    Total expenses before reimbursement.....................      678,206
                                                              -----------
Expense reimbursement by Manager............................      (70,973)
                                                              -----------
Net expenses................................................      607,233
                                                              -----------
Net investment income.......................................       62,572
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................   10,183,523
Net change in unrealized appreciation on investments........   (4,289,482)
                                                              -----------
Net realized and unrealized gain on investments.............    5,894,041
                                                              -----------
Net increase in net assets resulting from operations........  $ 5,956,613
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $3,241.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2000*       1999
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $     62,572    $    260,275
  Net realized gain on investments..........................     10,183,523       4,098,524
  Net change in unrealized appreciation on investments......     (4,289,482)      4,226,445
                                                               ------------    ------------
  Net increase in net assets resulting from operations......      5,956,613       8,585,244
                                                               ------------    ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................             --         (11,898)
    Class B.................................................             --          (1,837)
    Class C.................................................             --            (222)
    Class I.................................................             --        (269,185)
  From net realized gain on investments:
    Class A.................................................             --        (310,408)
    Class B.................................................             --        (381,844)
    Class C.................................................             --         (81,020)
    Class I.................................................             --      (2,719,235)
                                                               ------------    ------------
      Total dividends and distributions to shareholders.....             --      (3,775,649)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      6,860,656       9,046,008
    Class B.................................................     13,766,335      11,149,210
    Class C.................................................      2,036,289       2,347,220
    Class I.................................................      3,051,338      13,782,334
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --         264,532
    Class B.................................................             --         365,251
    Class C.................................................             --          79,366
    Class I.................................................             --       2,757,364
                                                               ------------    ------------
                                                                 25,714,618      39,791,285
  Cost of shares redeemed:
    Class A.................................................     (2,161,214)       (900,257)
    Class B.................................................     (1,203,920)       (279,066)
    Class C.................................................       (340,945)        (28,635)
    Class I.................................................     (7,233,245)    (17,708,062)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................     14,775,294      20,875,265
                                                               ------------    ------------
      Net increase in net assets............................     20,731,907      25,684,860
NET ASSETS:
Beginning of period.........................................     86,099,103      60,414,243
                                                               ------------    ------------
End of period...............................................   $106,831,010    $ 86,099,103
                                                               ============    ============
Accumulated undistributed net investment income at end of
  period....................................................   $     62,572    $         --
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                  Class A                           Class B
                                                        ----------------------------      ----------------------------
                                                        Six months        June 9*         Six months        June 9*
                                                          ended           through           ended           through
                                                         June 30,       December 31,       June 30,       December 31,
                                                          2000+             1999            2000+             1999
                                                        ----------      ------------      ----------      ------------
Net asset value at beginning of period............       $ 26.22           $25.38          $ 26.15          $ 25.38
                                                         -------           ------          -------          -------
Net investment income (loss)......................          0.02             0.05            (0.06)            0.02
Net realized and unrealized gain on investments...          1.67             1.81             1.62             1.76
                                                         -------           ------          -------          -------
Total from investment operations..................          1.69             1.86             1.56             1.78
                                                         -------           ------          -------          -------
Less dividends and distributions:
  From net investment income......................            --            (0.08)              --            (0.07)
  From net realized gain on investments...........            --            (0.94)              --            (0.94)
  Distribution in excess of net investment
    income........................................            --               --               --               --
                                                         -------           ------          -------          -------
Total dividends and distributions.................            --            (1.02)              --            (1.01)
                                                         -------           ------          -------          -------
Net asset value at end of period..................       $ 27.91           $26.22          $ 27.71          $ 26.15
                                                         =======           ======          =======          =======
Total investment return (a).......................          6.45%            7.53%            5.97%            7.23%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)..................          0.13%++          0.46%++        (0.62)%++        (0.29)%++
    Net expenses..................................          1.25%++          1.25%++          2.00%++          2.00%++
    Expenses (before reimbursement)...............          1.40%++          1.41%++          2.15%++          2.16%++
Portfolio turnover rate...........................            20%              32%              20%              32%
Net assets at end of period (in 000's)............       $14,085           $8,651          $25,045          $11,511

-------

 *   Class A, B and C shares first offered on June 9, 1999.
**   The financial information for the year ended December 31, 1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of business on June 8, 1999. Financial information for the year ending December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Equity Fund.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

              Class C                                                  Class I**
    ----------------------------      ---------------------------------------------------------------------------
    Six months        June 9*         Six months
      ended           through           ended                           Year ended December 31,
     June 30,       December 31,       June 30,       -----------------------------------------------------------
      2000+             1999            2000+          1999         1998         1997         1996         1995
    ----------      ------------      ----------      -------      -------      -------      -------      -------
      $26.15           $25.38          $ 26.25        $ 24.58      $ 22.73      $ 20.66      $ 19.36      $ 16.67
      ------           ------          -------        -------      -------      -------      -------      -------
       (0.06)            0.02             0.05           0.11         0.33         0.28         0.36         0.43
        1.62             1.76             1.66           2.81         4.81         5.49         4.16         4.90
      ------           ------          -------        -------      -------      -------      -------      -------
        1.56             1.78             1.71           2.92         5.14         5.77         4.52         5.33
      ------           ------          -------        -------      -------      -------      -------      -------
          --            (0.07)              --          (0.11)       (0.33)       (0.29)       (0.36)       (0.43)
          --            (0.94)              --          (1.14)       (2.96)       (3.41)       (2.86)       (2.07)
          --               --               --             --           --           --           --        (0.14)
      ------           ------          -------        -------      -------      -------      -------      -------
          --            (1.01)              --          (1.25)       (3.29)       (3.70)       (3.22)       (2.64)
      ------           ------          -------        -------      -------      -------      -------      -------
      $27.71           $26.15          $ 27.96        $ 26.25      $ 24.58      $ 22.73      $ 20.66      $ 19.36
      ======           ======          =======        =======      =======      =======      =======      =======
        5.97%            7.23%            6.51%         12.18%       24.23%       27.99%       23.82%       32.50%

       (0.62)%++        (0.29)%++         0.38%++        0.39%        1.10%        1.18%        1.82%        2.30%
        2.00%++          2.00%++          1.00%++        0.88%        0.70%        0.82%        0.74%        0.81%
        2.15%++          2.16%++          1.15%++        0.96%        0.77%        0.82%        0.74%        0.81%
          20%              32%              20%            32%          41%          58%          53%          39%
      $4,381           $2,478          $63,319        $63,460      $60,414      $94,172      $73,591      $60,467

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Equity Fund (the "Fund").

MainStay MAP Equity Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization ("Agreement") approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. The acquisition was accomplished by a tax free exchange of Class I shares of MainStay MAP Equity Fund in the amount equal to the outstanding shares MAP-Equity Fund, effective on June 9, 1999. The financial statements of the MainStay MAP Equity Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization. Prior to the reorganization, the MainStay MAP Equity Fund had not commenced operations and had no assets or liabilities. MainStay Management LLC agreed to bear all costs related to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of the four classes commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Prior to reorganization Class I shares were subject to a sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

Notes to Financial Statements unaudited

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay MAP Equity Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Markston International, LLC (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 2000, the Manager earned $362,813 and reimbursed the Fund $70,973. The Manager has contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager may discontinue the limitation. For a two-year period following expiration of the expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation. At June 30, 2000, the amount of such expenses was $136,927.

Pursuant to the terms of a Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to Class A, Class B and Class C shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $6,871 for the six months ended June 30, 2000. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $642, $7,849 and $748, respectively, for the six months ended June 30, 2000.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services LLC ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the six months ended June 30, 2000 amounted to $93,010.

MainStay MAP Equity Fund

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, currently are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $912 for the six months ended June 30, 2000.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $17,556 for the six months ended June 30, 2000.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2000, purchases and sales of securities, other than short-term securities, were $32,430 and $18,118, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2000.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 SIX MONTHS ENDED
                                  JUNE 30, 2000+                         YEAR ENDED DECEMBER 31, 1999
                       -------------------------------------   -------------------------------------------------
                       CLASS A   CLASS B   CLASS C   CLASS I   CLASS A(a)   CLASS B(a)   CLASS C(a)   CLASS I(b)
                       -------   -------   -------   -------   ----------   ----------   ----------   ----------
Shares sold..........    253       508        76       114        354          437           93           551
Shares issued in
  reinvestment of
  dividends and
  distributions......     --        --        --        --         11           14            3           110
                         ---       ---       ---      ----        ---          ---           --          ----
                         253       508        76       114        365          451           96           661
Shares redeemed......    (78)      (44)      (13)     (267)       (35)         (11)          (1)         (701)
                         ---       ---       ---      ----        ---          ---           --          ----
Net increase
  (decrease).........    175       464        63      (153)       330          440           95           (40)
                         ===       ===       ===      ====        ===          ===           ==          ====

-------

 +   Unaudited.
(a)  First offered on June 9, 1999.
(b)  As a result of the reorganization of MAP-Equity Fund into MainStay MAP
     Equity Fund, effective June 9, 1999, shareholders of MAP-Equity Fund received Class I shares of MainStay MAP Equity Fund.

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) Part of New York Life Investment Management.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH J. MCBRIEN         Secretary

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2000.

[MAINSTAY LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD.

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2000 NYLIFE Distributors Inc. All rights reserved. MSME11-08/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    MAP Equity Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2000

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